AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 2010

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933   ☒

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No.  ☐

COLUMBIA FUNDS SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

One Financial Center

Boston, Massachusetts 02111

(Address of Principal Executive Offices) (Zip Code)

617-426-3750

(Registrant’s Area Code and Telephone Number)

Scott R. Plummer, Esq.

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B, Class C, Class T and Class Z shares of the Columbia Connecticut Tax-Exempt Fund series of the Registrant.

Class A, Class B, Class C, Class T and Class Z shares of the Columbia Intermediate Municipal Bond Fund series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on December 6, 2010 pursuant to Rule 488 under the Securities Act of 1933.

Columbia Connecticut Intermediate Municipal Bond Fund

Seligman Minnesota Municipal Fund

RiverSource Intermediate Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

COMBINED PROXY STATEMENT/PROSPECTUS

[—], 2010

This is a brief overview of the reorganization and certain other actions proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. As a shareholder of one of the above-listed funds, you are being asked to vote on a reorganization involving your fund. In addition, the directors/trustees of certain of the funds listed above have nominated candidates for election and re-election as directors/trustees. Shareholders of those funds are entitled to vote in these elections. Shareholders of RiverSource Intermediate Tax-Exempt Fund are also being asked to vote on an amendment to the Articles of Incorporation of the corporation of which their fund is a series in order to increase the maximum permissible number of directors from fifteen to twenty so that each of the candidates nominated by the directors, if elected, can serve on the applicable board of directors.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the Board of Directors or Board of Trustees (the “Board”) of each fund listed above has reviewed the proposed reorganizations and, as applicable, the proposed amendments, and recommends that you approve them, these proposals generally cannot go forward without the approval of shareholders. Similarly, while the Boards of certain funds have nominated candidates for director/trustee, you have the right to vote to elect the directors/trustees that oversee your fund. Until a fund is sure that a quorum has been reached, it will continue to contact shareholders asking them to vote.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”) as noted in the table below:

Selling Fund	Buying Fund
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Connecticut Tax-Exempt Fund
Seligman Minnesota Municipal Fund	Columbia Minnesota Tax-Exempt Fund (formerly, RiverSource Minnesota Tax-Exempt Fund)
RiverSource Intermediate Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund
Columbia Maryland Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of a corresponding class of the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund shares at the time of the Reorganization. (Selling Funds and Buying Funds are referred to individually or collectively as a “Fund” or the “Funds,” respectively, in the attached documents.) While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

In addition, shareholders of Seligman Minnesota Municipal Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund (collectively, the “Board Election Funds”) are being asked (i) to vote to amend the Fund’s Articles of Incorporation to increase the maximum number of directors from fifteen to twenty (for RiverSource Intermediate Tax-Exempt Fund only) and (ii) to elect or re-elect sixteen nominees as directors/trustees of their Fund.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization and, as applicable, to the proposed amendments to the Articles of Incorporation and/or election nor re-election of nominees as directors/trustees to your Fund’s Board.

Q: Why are the Reorganizations being proposed?

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

The proposed Reorganizations are among the reorganizations recommended by Columbia Management following the Transaction. Columbia Management’s overall goal in proposing the reorganizations is twofold. First, by combining Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds with generally similar investment objectives, strategies and policies, each combined investment portfolio will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the combined fund complex (the “Combined Fund Complex”), management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging will automatically carry over from accounts in each Selling Fund to accounts in the corresponding Buying Fund.

Q: Are there costs or tax consequences of the Reorganizations?

You will not pay any sales charge in connection with the Reorganizations. Reorganization costs will be allocated to each Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Buying or Selling Fund may be sold before or after the Reorganization in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs and may result in a taxable distribution of gains to shareholders.

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close before the end of the second quarter of 2011.

2

Q: Why have the Boards of certain Funds nominated candidates for election to those Boards?

Following the Transaction, described above, the boards of directors/trustees of the RiverSource Fund Complex (each, a “Columbia RiverSource Board” and collectively, the “Columbia RiverSource Boards”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, it was agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a consolidated board of director/trustees. In this regard, the Columbia Nations Board and Columbia RiverSource Boards each determined that the consolidation would enhance the oversight of a larger fund family and should achieve cost efficiencies for fund shareholders.

In order to effect the consolidation, the [Columbia Nations and Columbia RiverSource Governance Committees/Boards have nominated the 16 individuals] listed in this combined proxy statement/prospectus for election to the Columbia RiverSource Boards, each to hold office for an indefinite term. Information about each nominee is set forth in this combined proxy statement/prospectus under Proposal 4.

Q: Why has the Board of RiverSource Intermediate Tax-Exempt Fund proposed an amendment to the Fund’s Articles of Incorporation?

The Articles of Incorporation of RiverSource Intermediate Tax-Exempt Fund includes a provision that limits board size to 15 directors. To accommodate the proposed 16-person boards of directors/trustees described above, RiverSource Intermediate Tax-Exempt Fund’s Articles of Incorporation must be amended to increase the maximum permissible directors, which requires shareholder approval.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund, FOR the proposed amendments to the Articles of Incorporation of your Fund, if applicable, and FOR each nominee for election as director/trustee of your Fund, if applicable.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone ([phone number])

•	By internet ([internet url])

•	By mail (using the enclosed postage prepaid envelope)

•	In person at the shareholder meeting scheduled to occur in [XXXX location] on [MM/DD/YY]

The deadline for voting by telephone or internet is [MM/DD/YY]. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

Please check www.columbiamanagement.com for updated information on the proposals described in the enclosed proxy statement/prospectus, including voting results. The final voting results for each proposal also will be included in each Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Computershare Fund Services, toll free at 800-708-7953.

3

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Series Trust I	Columbia Funds Series Trust
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund	RiverSource Tax-Exempt Series, Inc.
Seligman Municipal Fund Series, Inc.	RiverSource Intermediate Tax-Exempt Fund
Seligman Minnesota Municipal Fund

To be held [—], 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the Funds listed above (each a “Selling Fund”) will be held at [—] [a.m./p.m.] on [—] 2011, at [—] in the [—] room on the [—] floor. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund:

1.	To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Series Trust I, on behalf of its Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund series, Columbia Funds Series Trust, on behalf of its Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund series, Seligman Municipal Fund Series, Inc., on behalf of its Seligman Minnesota Municipal Fund series, RiverSource Series Trust, on behalf of its Columbia Minnesota Tax-Exempt Fund (formerly, RiverSource Minnesota Tax-Exempt Fund) series, RiverSource Tax-Exempt Series, Inc., on behalf of its RiverSource Intermediate Tax-Exempt Fund series, certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”) in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the relevant proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Connecticut Tax-Exempt Fund	1
Seligman Minnesota Municipal Fund	Columbia Minnesota Tax-Exempt Fund* (formerly, RiverSource Minnesota Tax-Exempt Fund)	2
RiverSource Intermediate Tax-Exempt Fund	Columbia Intermediate Municipal Bond Fund	3
Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	3
Columbia Rhode Island Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	3
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	3
Columbia Maryland Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	3

*	The Board of RiverSource Special Tax-Exempt Series Trust has approved the redomiciling of Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, into a newly created series of RiverSource Series Trust that has also been named Columbia Minnesota Tax-Exempt Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Minnesota Tax-Exempt Fund. If the Redomiciling is approved by shareholders of Columbia Minnesota Tax-Exempt Fund, it is expected that the Redomiciling will occur prior to the Reorganizations, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of RiverSource Special Tax-Exempt Series Trust.

For shareholders of RiverSource Intermediate Tax-Exempt Fund only, approval of the Agreement also will constitute approval of an amendment to the Articles of Incorporation of RiverSource Tax-Exempt Series, Inc. to provide that RiverSource Intermediate Tax-Exempt Fund be acquired by Columbia Intermediate Municipal Bond Fund.

2.	Each of Seligman Minnesota Municipal Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund (collectively, the “Board Election Funds”) also will vote to elect nominees as directors/trustees. (Proposal 4)

3.	At the Meeting, shareholders of RiverSource Intermediate Tax-Exempt Fund also will vote on a proposed amendment to the Articles of Incorporation of RiverSource Tax-Exempt Series, Inc. (Proposal 5)

Shareholders of each of these Board Election Funds will vote on Proposals 4 and 5, as applicable, together as a single class with shareholders of each other series of the corporation or trust of which such Fund is a series. The name of the corporation or trust of which each Board Election Fund is a series is indicated in bold at the beginning of this notice.

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder on December 17, 2010, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at 800-708-7953. It is important that you vote. The Board of Directors/Trustees of each Selling Fund recommends that you vote FOR its Reorganization, FOR the proposed amendment to the Articles of Incorporation of your Fund, if applicable, and FOR each nominee for election as director/trustee of your Fund, if applicable.

By order of the Boards of Directors/Trustees

Scott R. Plummer, Secretary
[—], 2010

Columbia Connecticut Intermediate Municipal Bond Fund

Seligman Minnesota Municipal Fund

RiverSource Intermediate Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [—], 2010

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about January [—], 2011. This combined proxy statement/prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below:

Proposal	To be voted on by shareholders of:

1. To approve an Agreement and Plan of Reorganization by and among Columbia Funds Series Trust I, on behalf of its Columbia Connecticut Intermediate Municipal Bond Fund series (a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Connecticut Tax-Exempt Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Columbia Connecticut Intermediate Municipal Bond Fund

Selling Funds		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class T	g	Class T
Class Z	g	Class Z

2. To approve an Agreement and Plan of Reorganization by and among Seligman Municipal Fund Series, Inc., on behalf of its Seligman Minnesota Municipal Fund series (a “Selling Fund”), RiverSource Series Trust, on behalf of its Columbia Minnesota Tax-Exempt Fund (a “Buying Fund”)*, certain other registered investment companies and Columbia Management. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Seligman Minnesota Municipal Fund

*	The Board of RiverSource Special Tax-Exempt Series Trust has approved the redomiciling of Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, into a newly created series of RiverSource Series Trust that has also been named Columbia Minnesota Tax-Exempt Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Minnesota Tax-Exempt Fund. If the Redomiciling is approved by shareholders of Columbia Minnesota Tax-Exempt Fund, it is expected that the Redomiciling will occur prior to the Reorganizations, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of RiverSource Special Tax-Exempt Series Trust.

Selling Funds		Buying Fund
Class A	g	Class A
Class C	g	Class C

3. To approve an Agreement and Plan of Reorganization by and among RiverSource Tax-Exempt Series, Inc., on behalf of its RiverSource Intermediate Tax-Exempt Fund series, Columbia Funds Series Trust I, on behalf of its Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund series, Columbia Funds Series Trust, on behalf of its Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund series (each a “Selling Fund”), Columbia Funds Series Trust I, on behalf of its Columbia Intermediate Municipal Bond Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management. Under the agreement, each Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund

Selling Funds		Buying Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class T	g	Class T
Class Z	g	Class Z

4. To elect nominees as directors/trustees.	Seligman Minnesota Municipal Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund

5. To approve a proposed amendment to the Articles of Incorporation of RiverSource Tax-Exempt Series, Inc.	RiverSource Intermediate Tax-Exempt Fund

The proposals will be considered by shareholders who owned shares of the Selling Funds on December 17, 2010, at a joint special meeting of shareholders (the “Meeting”) that will be held at [—] [[a.m./p.m.]] on [—], 2011, at [—] in the [—] room on the [—] floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof). Please read this combined proxy statement/prospectus and keep it for future reference.

Although the Board of Directors/Trustees (the “Board”) of each Selling Fund* recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

2

The outcome of Proposal 5 will not be affected by the outcome of any other proposal. However, shareholders of RiverSource Intermediate Tax-Exempt Fund will vote together as a single class with the shareholders of the other series of the corporation or trust of which that Fund is a series. Thus, the outcome of Proposal 5 will depend in part on the votes of shareholders of those other series, which are being solicited separately.

With respect to RiverSource Tax-Exempt Series, Inc., the outcome of Proposal 4 is contingent on Proposal 5 to the extent that if shareholders of RiverSource Tax-Exempt Series, Inc. elect all 16 Nominees but do not approve the proposed amendment to RiverSource Intermediate Tax-Exempt Series, Inc.’s Articles of Incorporation, then Nominee William F. Truscott will not continue as a director of RiverSource Tax-Exempt Series, Inc.

With respect to Proposal 4, shareholders of each Selling Fund will vote together as a single class with the shareholders of the other series of the corporation or trust of which that Fund is a series, if any. Thus, if applicable, the outcome of Proposal 4 will depend in part on the votes of shareholders of those other series, which are being solicited separately.

*	References to the Board of a Fund refer to the Board of the corporation or trust of which the Fund is a series.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares. If you already have a Buying Fund account with exactly the same registration as your Selling Fund account, your Reorganization Shares typically will be added to that account.

•

Reorganization costs will be allocated to each Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Buying Fund or Selling Fund may be sold before or after the Reorganization in connection with its Reorganization. Such sales will result in such Fund incurring transaction costs and may result in a taxable distribution of gains to shareholders.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	The Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated [—], 2010;

Columbia Connecticut Intermediate Municipal Bond Fund

•	the prospectus of Columbia Connecticut Intermediate Municipal Bond Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Connecticut Intermediate Municipal Bond Fund dated March 1, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund for the year ended October 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund for the period ended April 30, 2010;

3

Seligman Minnesota Municipal Fund

•	the prospectus of Seligman Minnesota Municipal Fund, dated November 29, 2010, as supplemented to date;

•	the Statement of Additional Information of Seligman Minnesota Municipal Fund dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Seligman Minnesota Municipal Fund for the year ended September 30, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Seligman Minnesota Municipal Fund for the period ended March 31, 2010;

RiverSource Intermediate Tax-Exempt Fund

•	the prospectuses of RiverSource Intermediate Tax-Exempt Fund, dated January 29, 2010, as supplemented to date;

•	the Statement of Additional Information of RiverSource Intermediate Tax-Exempt Fund dated November 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Intermediate Tax-Exempt Fund for the year ended November 30, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of RiverSource Intermediate Tax-Exempt Fund for the period ended May 31, 2010;

Columbia New Jersey Intermediate Municipal Bond Fund

•	the prospectuses of Columbia New Jersey Intermediate Municipal Bond Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia New Jersey Intermediate Municipal Bond Fund dated March 1, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia New Jersey Intermediate Municipal Bond Fund for the year ended October 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia New Jersey Intermediate Municipal Bond Fund for the period ended April 30, 2010;

Columbia Rhode Island Intermediate Municipal Bond Fund

•	the prospectuses of Columbia Rhode Island Intermediate Municipal Bond Fund, dated March 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Rhode Island Intermediate Municipal Bond Fund dated March 1, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Rhode Island Intermediate Municipal Bond Fund for the year ended October 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Rhode Island Intermediate Municipal Bond Fund for the period ended April 30, 2010;

Columbia Georgia Intermediate Municipal Bond Fund

•	the prospectuses of Columbia Georgia Intermediate Municipal Bond Fund, dated August 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Georgia Intermediate Municipal Bond Fund dated September 27, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Georgia Intermediate Municipal Bond Fund for the year ended March 31, 2010; and

Columbia Maryland Intermediate Municipal Bond Fund

•	the prospectuses of Columbia Maryland Intermediate Municipal Bond Fund, dated August 1, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Maryland Intermediate Municipal Bond Fund dated September 27, 2010, as supplemented to date;

4

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Maryland Intermediate Municipal Bond Fund for the year ended March 31, 2010.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Selling Fund’s proxy solicitor toll free at 800-708-7953.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”) and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC, Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

5

Page
Section A — Reorganization Proposals
Summary	8
How Each Reorganization Will Work	8
Tax Consequences	8
Fees and Expenses	9
Proposal 1 Fees and Expenses. Reorganization of Columbia Connecticut Intermediate Municipal Bond Fund into Columbia Connecticut Tax-Exempt Fund	10
Proposal 2 Fees and Expenses. Reorganization of Seligman Minnesota Municipal Fund into Columbia Minnesota Tax-Exempt Fund	13
Proposal 3 Fees and Expenses. Reorganization of each of RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund	16
Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Connecticut Intermediate Municipal Bond Fund into Columbia Connecticut Tax-Exempt Fund
Comparison of the Selling Fund and the Buying Fund	22
Comparison of Investment Objectives	22
Comparison of Principal Investment Strategies	22
Comparison of Fundamental Policies	23
Comparison of Non-fundamental Policies	25
Comparison of Principal Risks	25
Comparison of Performance	27
Proposal 2 Comparison of Objectives, Strategies and Risks. Reorganization of Seligman Minnesota Municipal Fund into Columbia Minnesota Tax-Exempt Fund
Comparison of the Selling Fund and the Buying Fund	31
Comparison of Investment Objectives	31
Comparison of Principal Investment Strategies	31
Comparison of Fundamental Policies	33
Comparison of Non-fundamental Policies	35
Comparison of Principal Risks	35
Comparison of Performance	36

Proposal 3 Comparison of Objectives, Strategies and Risks. Reorganization of each of RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund

Comparison of each Selling Fund and the Buying Fund	39
Comparison of Investment Objectives	39
Comparison of Principal Investment Strategies	40
Comparison of Fundamental Policies	43
Comparison of Non-fundamental Policies	47
Comparison of Principal Risks	48
Comparison of Performance	50
Additional Information about each Reorganization
Terms of the Reorganizations	58
Conditions to Closing Each Reorganization	58
Termination of the Agreement	59
Tax Status of the Reorganizations	59
Reasons for the Proposed Reorganizations and Board Deliberations	61
Board Recommendation and Required Vote	65
Section B — Board Proposals	67
Proposal 4 Election of Directors/Trustees
Information Regarding the Nominees	70

6

7

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•

As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.

•	No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that it will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. A portion, which may be substantial, of the portfolio assets of a Buying Fund or Selling Fund may be sold before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, except to the extent of any exempt-interest dividends, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

8

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios shown are based on each Fund’s average net assets over the applicable Buying Fund’s most recently completed fiscal year. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by Columbia Management Investment Advisers, LLC (“Columbia Management”) and its affiliates to waive fees and/or to reimburse expenses for the Buying Funds noted below may limit the effect that any decrease in such a Buying Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year.

Current Selling Funds have voluntary fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses.

The fees and expenses below exclude one-time costs of the Reorganization. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

9

Proposal 1 Fees and Expenses. Reorganization of Columbia Connecticut Intermediate Municipal Bond Fund into Columbia Connecticut Tax-Exempt Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization (by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010).

Current and Pro Forma Fees and Expenses for the Most Recent Fiscal Year

Shareholder Fees (fees paid directly from your investment)

	Class A		Class B		Class C		Class T		Class Z
Columbia Connecticut Intermediate Municipal Bond Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25	%(a)	N/A		N/A		4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	3.00	%(c)	1.00	%(d)	1.00	%(b)	N/A

	Class A		Class B		Class C		Class T		Class Z
Columbia Connecticut Tax-Exempt Fund (Current and Pro Forma) (Buying Fund)(e)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(a)	N/A		N/A		4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)	1.00	%(b)	N/A

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Combined Fund Complex”).
(b)	This contingent deferred sales charge (CDSC) applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(e)	Share classes shown reflect expected share classes immediately following the Reorganization.

10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A		Class B		Class C		Class T	Class Z
Columbia Connecticut Intermediate Municipal Bond Fund (Current) (Selling Fund)
Management fees(1)	0.55%		0.55%		0.55%		0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00	%(3)	0.00%	0.00%
Other expenses(2)	0.14%		0.14%		0.14%		0.29%	0.14%
Acquired fund fees and expenses(4)	0.01%		0.01%		0.01%		0.01%	0.01%

Total annual Fund operating expenses	0.95%		1.70%		1.70%		0.85%	0.70%

	Class A		Class B		Class C		Class T	Class Z
Columbia Connecticut Tax-Exempt Fund (Current) (Buying Fund)
Management fees(5)	0.47%		0.47%		0.47%		0.47%	0.47%
Distribution and/or service (12b-1) fees	0.24	%(6)	0.99	%(6)	0.99	%(6)	0.00%	0.00%
Other expenses(2)	0.21%		0.21%		0.21%		0.36%	0.21%
Acquired fund fees and expenses(4)	0.02%		0.02%		0.02%		0.02%	0.02%

Total annual Fund operating expenses	0.94%		1.69%		1.69%		0.85%	0.70%
Fee waiver/expense reimbursement(7)	(0.13)%		(0.13)%		(0.13)%		(0.13)%	(0.13)%

Net annual Fund operating expenses	0.81%		1.56%		1.56%		0.72%	0.57%

	Class A		Class B		Class C		Class T	Class Z
Columbia Connecticut Tax-Exempt Fund (Pro Forma) (Buying Fund)
Management fees(8)	0.47%		0.47%		0.47%		0.47%	0.47%
Distribution and/or service (12b-1) fees	0.24	%(6)	0.99	%(6)	0.99	%(6)	0.00%	0.00%
Other expenses(2)	0.09%		0.09%		0.09%		0.24%	0.09%
Acquired fund fees and expenses(4)	0.02%		0.02%		0.02%		0.02%	0.02%

Total annual Fund operating expenses	0.82%		1.57%		1.57%		0.73%	0.58%
Fee waiver/expense reimbursement(7)	(0.01)%		(0.01)%		(0.01)%		(0.01)%	(0.01)%

Net annual Fund operating expenses	0.81%		1.56%		1.56%		0.72%	0.57%

1.	Management fees are composed of an investment management services fee of 0.48% and an administration fee of 0.07%.
2.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010 and other changes to contractual fee rates, expected to be effective in the second quarter of 2011.
3.	Columbia Management Investment Distributors, Inc. (the “Distributor”) has voluntarily agreed to waive a portion of the distribution fee for Class C shares. If this waiver were reflected in the table, the distribution and services fee for Class C shares would be 0.65% and the Total annual Fund operating expenses for Class C shares would be 1.35%. This arrangement may be modified or terminated by the Distributor at any time.
4.	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.
5.	Management fees are composed of an investment management services fee of 0.40% and an administration fee of 0.07%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.50% (composed solely of an investment management services fee), and Total annual Fund operating expenses would have been 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, 0.88% for Class T shares and 0.73% for Class Z shares.
6.	The annual service fee may equal up to 0.10% on net assets attributable to shares of this Fund issued prior to December 1, 1994 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates.
7.	Columbia Management has contractually agreed to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Buying Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 0.79% for Class A shares, 1.54% for Class B shares, 1.54% for Class C shares, 0.70% for Class T shares and 0.55% for Class Z shares. The reimbursement arrangement shall continue in effect until February 29, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.
8.	Management fees are composed of an investment management services fee of 0.40% and an administration fee of 0.07%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011. If the proposed changes were not reflected, Management fees shown would have been 0.50% (composed solely of an investment management services fee), and Total annual Fund operating expenses would have been 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 0.76% for Class T shares and 0.61% for Class Z shares.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each

11

Fund’s operating expenses remain the same. [[The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table.]] Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Columbia Connecticut Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class A	$419	$618	$833	$1,453
Class B	$473	$736	$923	$1,810
Class C	$273	$536	$923	$2,009
Class T	$558	$733	$924	$1,474
Class Z	$72	$224	$390	$871

	1 year	3 years	5 years	10 years
Columbia Connecticut Tax-Exempt Fund (Current) (Buying Fund)
Class A	$554	$748	$958	$1,564
Class B	$659	$820	$1,106	$1,787
Class C	$259	$520	$906	$1,987
Class T	$545	$721	$912	$1,463
Class Z	$58	$211	$377	$858

	1 year	3 years	5 years	10 years
Columbia Connecticut Tax-Exempt Fund (Pro Forma) (Buying Fund)
Class A	$554	$723	$908	$1,439
Class B	$659	$795	$1,054	$1,665
Class C	$259	$495	$854	$1,867
Class T	$545	$696	$861	$1,337
Class Z	$58	$185	$323	$725

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

	1 year	3 years	5 years	10 years
Columbia Connecticut Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class B	$173	$536	$923	$1,810
Class C	$173	$536	$923	$2,009

	1 year	3 years	5 years	10 years
Columbia Connecticut Tax-Exempt Fund (Current) (Buying Fund)
Class B	$159	$520	$906	$1,787
Class C	$159	$520	$906	$1,987

	1 year	3 years	5 years	10 years
Columbia Connecticut Tax-Exempt Fund (Pro Forma) (Buying Fund)
Class B	$159	$495	$854	$1,665
Class C	$159	$495	$854	$1,867

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio.

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	12%
Columbia Connecticut Tax-Exempt Fund (Buying Fund)	7%

12

Proposal 2 Fees and Expenses. Reorganization of Seligman Minnesota Municipal Fund into Columbia Minnesota Tax-Exempt Fund (formerly, RiverSource Minnesota Tax-Exempt Fund)

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization (by less than $0.01 per share based on the Selling Fund’s shares outstanding as of September 30, 2010).

Current and Pro Forma Fees and Expenses for the Most Recent Fiscal Year

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C
Seligman Minnesota Municipal Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	1.00	%(c)

	Class A		Class C
Columbia Minnesota Tax-Exempt Fund (Current and Pro forma) (Buying Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	1.00	%(c)

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource, Seligman- and Threadneedle-branded funds (the “Combined Fund Complex”).
(b)	This contingent deferred sales charge (CDSC) applies to investors who buy between $1 million and $50 million of Class A shares and redeem them within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C
Seligman Minnesota Municipal Fund (Current) (Selling Fund)
Management fees(1)	0.48%	0.48%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses(2)	0.22%	0.22%

Total annual Fund operating expenses	0.95%	1.70%
Fee waiver/expense reimbursement	(0.16)%	(0.16)%

Net annual Fund operating expenses(3)	0.79%	1.54%

13

	Class A	Class C
Columbia Minnesota Tax-Exempt Fund (Current) (Buying Fund)
Management fees(4)	0.47%	0.47%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses(2)	0.10%	0.10%

Total annual Fund operating expenses	0.82%	1.57%
Fee waiver/expense reimbursement(5)	(0.03)%	(0.03)%

Net annual Fund operating expenses	0.79%	1.54%

	Class A	Class C
Columbia Minnesota Tax-Exempt Fund (Pro Forma) (Buying Fund)
Management fees(4)	0.47%	0.47%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses(2)	0.10%	0.10%

Total annual Fund operating expenses	0.82%	1.57%
Fee waiver/expense reimbursement(5)	(0.03)%	(0.03)%

Net annual Fund operating expenses	0.79%	1.54%

1.	Management fees are composed of an investment management services fee of 0.41% and an administration fee of 0.07%.
2.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
3.	Columbia Management and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until November 30, 2010, unless sooner terminated at the discretion of the Fund’s Board. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.79% for Class A shares and 1.54% for Class C shares.
4.	Management fees are composed of an investment management services fee of 0.40% and an administration fee of 0.07%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval.
5.	Columbia Management has contractually agreed to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Buying Fund’s custodian, do not exceed, on an annualized basis, 0.79% for Class A shares and 1.54% for Class C shares. The reimbursement arrangement shall continue in effect until October 31, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganizations. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. [[The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table]]. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

	1 year	3 years	5 years	10 years
Seligman Minnesota Municipal Fund (Current) (Selling Fund)
Class A	$552	$748	$962	$1,576
Class C	$257	$520	$909	$2,000

	1 year	3 years	5 years	10 years
Columbia Minnesota Tax-Exempt Fund (Current) (Buying Fund)
Class A	$695	$949	$1,222	$1,999
Class C	$303	$627	$1,078	$2,327

	1 year	3 years	5 years	10 years
Columbia Minnesota Tax-Exempt Fund (Pro Forma) (Buying Fund)
Class A	$552	$722	$906	$1,442
Class C	$257	$493	$853	$1,870

If you owned or will own any class of shares other than Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

14

	1 year	3 years	5 years	10 years
Seligman Minnesota Municipal Fund (Current) (Selling Fund)
Class C	$157	$520	$909	$2,000

	1 year	3 years	5 years	10 years
Columbia Minnesota Tax-Exempt Fund (Current) (Buying Fund)
Class C	$203	$627	$1,078	$2,327

	1 year	3 years	5 years	10 years
Columbia Minnesota Tax-Exempt Fund (Pro Forma) (Buying Fund)
Class C	$157	$493	$853	$1,870

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Seligman Minnesota Municipal Fund (Current) (Selling Fund)	29%

Columbia Minnesota Tax-Exempt Fund (Current) (Buying Fund)	33%

15

Proposal 3 Fees and Expenses. Reorganization of each of RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund

If the Reorganizations occur, certain Reorganization expenses, as described in Exhibit A, will be allocated to each Selling Fund, which will reduce such Selling Fund’s net asset value prior to the closing of the Reorganizations (by less than $0.01 per share based on each Selling Fund’s shares outstanding as of September 30, 2010).

Current and Pro Forma Fees and Expenses for the Most Recent Fiscal Year

Shareholder Fees (fees paid directly from your investment)

	Class A		Class B		Class C
RiverSource Intermediate Tax-Exempt Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00	%(a)	N/A		N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	5.00	%(c)	1.00	%(d)

	Class A		Class B		Class C		Class T		Class Z
Columbia New Jersey Intermediate Municipal Bond Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25	%(a)	N/A		N/A		4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	3.00	%(c)	1.00	%(d)	1.00	%(b)	N/A

	Class A		Class B		Class C		Class T		Class Z
Columbia Rhode Island Intermediate Municipal Bond Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25	%(a)	N/A		N/A		4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	3.00	%(c)	1.00	%(d)	1.00	%(b)	N/A

	Class A		Class B		Class C		Class Z
Columbia Georgia Intermediate Municipal Bond Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25	%(a)	N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	3.00	%(c)	1.00	%(d)	N/A

	Class A		Class B		Class C		Class Z
Columbia Maryland Intermediate Municipal Bond Fund (Current) (Selling Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25	%(a)	N/A		N/A		N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	3.00	%(c)	1.00	%(d)	N/A

16

	Class A		Class B		Class C		Class T		Class Z
Columbia Intermediate Municipal Bond Fund (Current and Pro Forma) (Buying Fund)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25	%(a)	N/A		N/A		4.75	%(a)	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	1.00	%(b)	3.00	%(c)	1.00	%(d)	1.00	%(b)	N/A

(a)	This charge may be reduced depending on the total value of investments in the Columbia-, RiverSource, Seligman- and Threadneedle-branded funds (the “Combined Fund Complex”).
(b)	This contingent deferred sales charge (CDSC) applies to investors who buy between $1 million and $50 million of Class A shares or Class T shares, respectively, and redeem them within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(c)	This charge decreases over time.
(d)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class B	Class C
RiverSource Intermediate Tax-Exempt Fund (Current) (Selling Fund)
Management fees(1)	0.46%	0.46%	0.46%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses(2)	0.23%	0.23%	0.23%

Total annual Fund operating expenses	0.94%	1.69%	1.69%
Fee waiver/expense reimbursement	(0.15)%	(0.15)%	(0.15)%

Net annual Fund operating expenses(3)	0.79%	1.54%	1.54%

	Class A	Class B	Class C	Class T		Class Z
Columbia New Jersey Intermediate Municipal Bond Fund (Current) (Selling Fund)
Management fees (4)	0.55%	0.55%	0.55%	0.55%		0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%		0.00%
Other expenses (5)	0.31%	0.31%	0.31%	0.46	%(7)	0.31%
Acquired fund fees and expenses (6)	0.01%	0.01%	0.01%	0.01%		0.01%

Total annual Fund operating expenses	1.12%	1.87%	1.87%	1.02%		0.87%

	Class A	Class B	Class C	Class T		Class Z
Columbia Rhode Island Intermediate Municipal Bond Fund (Current) (Selling Fund)
Management fees(4)	0.55%	0.55%	0.55%	0.55%		0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%		0.00%
Other expenses(5)	0.22%	0.22%	0.22%	0.22	%(7)	0.22%

Total annual Fund operating expenses	1.02%	1.77%	1.77%	0.77%		0.77%

	Class A	Class B	Class C	Class Z
Columbia Georgia Intermediate Municipal Bond Fund (Current) (Selling Fund)
Management fees(8)	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(5)	0.15%	0.15%	0.15%	0.15%
Acquired fund fees and expenses(6)	0.01%	0.01%	0.01%	0.01%

Total annual Fund operating expenses	0.96%	1.71%	1.71%	0.71%

17

	Class A	Class B	Class C	Class Z
Columbia Maryland Intermediate Municipal Bond Fund (Current) (Selling Fund)
Management fees(8)	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses(5)	0.13%	0.13%	0.13%	0.13%
Acquired fund fees and expenses(6)	0.01%	0.01%	0.01%	0.01%

Total annual Fund operating expenses	0.94%	1.69%	1.69%	0.69%

	Class A	Class B	Class C	Class T		Class Z
Columbia Intermediate Municipal Bond Fund (Current) (Buying Fund)
Management fees(9)	0.45%	0.45%	0.45%	0.45%		0.45%
Distribution and/or service (12b-1) fees	0.20%	0.85%	0.85%	0.00%		0.00%
Other expenses(5)	0.09%	0.09%	0.09%	0.24	%(7)	0.09%

Total annual Fund operating expenses(10)	0.74%	1.39%	1.39%	0.69%		0.54%

	Class A	Class B	Class C	Class T		Class Z
Columbia Intermediate Municipal Bond Fund (Pro Forma) (Buying Fund)
Management fees(1125497895_6)	0.46%	0.46%	0.46%	0.46%		0.46%
Distribution and/or service (12b-1) fees	0.20%	0.85%	0.85%	0.00%		0.00%
Other expenses(5)	0.08%	0.08%	0.08%	0.23%		0.08%

Total annual Fund operating expenses(10)	0.74%	1.39%	1.39%	0.69%		0.54%

1.	Management fees are composed of an investment management services fee of 0.39% and an administration fee of 0.07%.
2.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010.
3.	Columbia Management and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until January 31, 2011, unless sooner terminated at the sole discretion of the Fund’s Board. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding fees and expenses of acquired funds, if any) will not exceed 0.79% for Class A shares, 1.54% for Class B shares and 1.54% for Class C shares.
4.	Management fees are composed of an investment management service fee of 0.48% and an administration fee of 0.07%.
5.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.
6.	Acquired fund fees and expenses include fees and expenses associated with the Fund’s investments in other investment companies and/or pooled investment vehicles.
7.	The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. The Fund currently limits such fees to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services(0.00% for Columbia Rhode Island Intermediate Municipal Bond Fund).
8.	Management fees are composed of an investment management service fee of 0.40% and an administration fee of 0.15%.
9.	Management fees are composed of an investment management services fee of 0.39% and an administration fee of 0.06%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. If the proposed changes were not reflected, Management fees shown would have been 0.48% (composed of an investment management services fee of 0.41% and an administration fee of 0.07%), and Total annual Fund operating expenses would have been 0.77% for Class A shares, 1.42% for Class B shares, 1.42% for Class C shares, 0.72% for Class T shares and 0.57% for Class Z shares.
10.	Columbia Management has contractually agreed to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Buying Fund’s custodian, do not exceed the following percentages of average daily net assets on an annualized basis: 0.74% for Class A shares, 1.39% for Class B shares, 1.39% for Class C shares, 0.69% for Class T shares and 0.54% for Class Z shares. The reimbursement arrangement shall continue in effect until February 28, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.
11.	Management fees are composed of an investment management services fee of 0.39% and an administration fee of 0.07%. Management fees have been adjusted to reflect changes in contractual investment management fee rates expected to be effective in the second quarter of 2011, subject to shareholder approval. If the proposed changes were not reflected, Management fees shown would have been 0.47% (composed of an investment management services fee of 0.40% and an administration fee of 0.07%), and Total annual Fund operating expenses would have been 0.75% for Class A shares, 1.40% for Class B shares, 1.40% for Class C shares, 0.70% for Class T shares and 0.55% for Class Z shares.

18

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganizations. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. [[The example includes any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table]]. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

	1 year	3 years	5 years	10 years
RiverSource Intermediate Tax-Exempt Fund (Current) (Selling Fund)
Class A	$378	$576	$791	$1,411
Class B	$657	$818	$1,105	$1,790
Class C	$257	$518	$905	$1,990

	1 year	3 years	5 years	10 years
Columbia New Jersey Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class A	$435	$669	$922	$1,644
Class B	$490	$788	$1,011	$1,995
Class C	$290	$588	$1,011	$2,190
Class T	$574	$784	$1,011	$1,664
Class Z	$89	$278	$482	$1,073

	1 year	3 years	5 years	10 years
Columbia Rhode Island Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class A	$426	$639	$870	$1,532
Class B	$480	$757	$959	$1,886
Class C	$280	$557	$959	$2,084
Class T	$550	$709	$883	$1,384
Class Z	$79	$426	$428	$954

	1 year	3 years	5 years	10 years
Columbia Georgia Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class A	$420	$621	$839	$1,465
Class B	$474	$739	$928	$1,821
Class C	$274	$539	$928	$2,019
Class Z	$73	$227	$395	$883

	1 year	3 years	5 years	10 years
Columbia Maryland Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class A	$418	$615	$828	$1,442
Class B	$472	$733	$918	$1,799
Class C	$272	$533	$918	$1,998
Class Z	$70	$221	$384	$859

19

	1 year	3 years	5 years	10 years
Columbia Intermediate Municipal Bond Fund (Current) (Buying Fund)
Class A	$398	$554	$723	$1,214
Class B	$442	$640	$761	$1,491
Class C	$242	$440	$761	$1,669
Class T	$542	$685	$841	$1,293
Class Z	$55	$173	$302	$677

	1 year	3 years	5 years	10 years
Columbia Intermediate Municipal Bond Fund (Pro Forma) (Buying Fund)
Class A	$398	$554	$723	$1,214
Class B	$442	$640	$761	$1,491
Class C	$242	$440	$761	$1,669
Class T	$542	$685	$841	$1,293
Class Z	$55	$173	$302	$677

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

	1 year	3 years	5 years	10 years
RiverSource Intermediate Tax-Exempt Fund (Current) (Selling Fund)
Class B	$157	$518	$905	$1,790
Class C	$157	$518	$905	$1,990

	1 year	3 years	5 years	10 years
Columbia New Jersey Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class B	$190	$588	$1,011	$1,995
Class C	$190	$588	$1,011	$2,190

	1 year	3 years	5 years	10 years
Columbia Rhode Island Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class B	$180	$557	$959	$1,886
Class C	$180	$557	$959	$2,084

	1 year	3 years	5 years	10 years
Columbia Georgia Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class B	$174	$539	$928	$1,821
Class C	$174	$539	$928	$2,019

	1 year	3 years	5 years	10 years
Columbia Maryland Intermediate Municipal Bond Fund (Current) (Selling Fund)
Class B	$172	$533	$918	$1,799
Class C	$172	$533	$918	$1,998

	1 year	3 years	5 years	10 years
Columbia Intermediate Municipal Bond Fund (Current) (Buying Fund)
Class B	$142	$440	$761	$1,491
Class C	$142	$440	$761	$1,669

20

	1 year	3 years	5 years	10 years
Columbia Intermediate Municipal Bond Fund (Pro Forma) (Buying Fund)
Class B	$142	$440	$761	$1,491
Class C	$142	$440	$761	$1,669

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
RiverSource Intermediate Tax-Exempt Fund (Selling Fund)	26%
Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	10%
Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	13%
Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	22%
Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	23%
Columbia Intermediate Municipal Bond Fund (Buying Fund)	23%

21

Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Connecticut Intermediate Municipal Bond Fund into Columbia Connecticut Tax-Exempt Fund

Comparison of the Selling Fund and the Buying Fund

The Selling Fund and the Buying Fund:

•	Have Columbia Management as an investment manager. Neither Fund is subadvised.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund and the Buying Fund are organized as series of a Massachusetts business trust. Please see Exhibit D to this proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Connecticut Intermediate Municipal Bond Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut individual income tax, as is consistent with relative stability of principal.

Buying Fund: Columbia Connecticut Tax-Exempt Fund seeks total return, consisting of current income exempt from federal income tax and Connecticut individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed only with shareholder approval, while the investment objective of the Buying Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Selling Fund and the Buying Fund have similar principal investment strategies. Under normal circumstances, each Fund invests at least 80% of its net assets in municipal securities ([the Selling Fund invests specifically in bonds]) that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. Currently, each Fund’s 80% policy may only be changed by that Fund’s Board with shareholder approval. Each Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation. Both Funds invest primarily in investment grade securities but the Selling Fund may invest up to 10% of its total assets in below investment grade securities, while the Buying Fund may invest up to 25% of its total assets in below investment grade securities. Under normal circumstances, the Selling Fund’s dollar-weighted average maturity will be between three and ten years, while the Buying Fund is not subject to any such limitation. Each Fund may invest in derivatives for both hedging and non-hedging purposes. The Selling Fund is non-diversified, while the Buying Fund is diversified. [[However, the Board of the Buying Fund has approved a change in the Buying Fund’s policy that would allow it to operate as a non-diversified fund, subject to shareholder approval, which will be effective prior to the Reorganization.]]

22

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	Columbia Connecticut Tax-Exempt Fund (Buying Fund)
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. These securities are issued by the State of Connecticut and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by mutual funds that invest in such securities.	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. These securities are issued by the State of Connecticut and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers.

The Fund’s policy regarding the 80% investment requirement of “net assets” may not be changed without shareholder approval.	The Fund’s policy regarding the 80% investment requirement of “net assets” may not be changed without shareholder approval.

The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation.

The Fund normally invests at least 80% of its total assets in municipal securities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality.	The Fund primarily invests in municipal securities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality.

Under normal circumstances, the Fund’s dollar-weighted average maturity will be between three and ten years.	The Fund may invest in bonds of any maturity.

The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.”	The Fund may invest up to 25% of its total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.”

The Fund may invest in derivatives, including futures, forwards, options, swap contracts, inverse floaters and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.	The Fund is a diversified fund.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below:

Columbia Management evaluates a number of factors in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Management considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Buying Fund’s assets among different issuers, industry sectors and maturities.

Columbia Management, in connection with selecting individual investments for the Buying Fund, evaluates a security based on its potential to generate income and capital appreciation. Columbia Management considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

Columbia Management may sell a security if it believes that there is a deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” beginning on page [—].

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. [[Columbia Management does not believe that the differences between the fundamental investment policies the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed.]] For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote.

23

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	Columbia Connecticut Tax-Exempt Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.

Diversification	The Fund is non-diversified.	The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of the Fund’s total assets is not subject to this restriction.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investments in Tax-Exempt Securities	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. These securities are issued by the State of Connecticut and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.	The Fund will, under normal circumstances, invest at least 80% of its total assets in state bonds, subject to applicable state requirements.

Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

24

Policy	Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	Columbia Connecticut Tax-Exempt Fund (Buying Fund)
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” beginning on page [—].

Compariso n of Non-Fundamental Investment Policies:

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	Columbia Connecticut Tax-Exempt Fund (Buying Fund)
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.

Short Selling	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

The principal risks associated with investments in the Buying Fund are identical to those of the Selling Fund because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below.

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. The Selling Fund also is subject to this principal risk.

25

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. The Selling Fund also is subject to this principal risk.

•

State-Specific Municipal Securities Risk – Securities issued by a particular state or other related issuers such as its political subdivisions, agencies, authorities or instrumentalities are subject to the risk of unfavorable developments in such state. The value of the Buying Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact the Buying Fund more significantly than funds that invest in municipal securities of more than one state. The value of a municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the financial or economic condition and prospects of the state or other related issuer. Since the Buying Fund invests in Connecticut municipal securities, the value of the Buying Fund’s shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut is facing economic and fiscal challenges brought on by the current recession, such as a past and projected budget and services deficits and falling employment, among other issues. The Governor and the General Assembly continue to take actions designed to address these challenges and consider various corrective actions for them, including, but not limited to, the elimination or reduction of state services, increases in state taxes and reduction of aid to municipalities. In addition, several municipalities in Connecticut are facing similar economic and fiscal challenges as well. Rising costs, slow tax collections and the possibility for a reduction in state aid have caused several municipalities to consider reductions of services and programs, and increases in taxes and fees. There can be no assurances, however, that the financial condition of Connecticut will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of the state or other related issuer to pay its obligations. The Merger SAI provides additional detail about risks specific to Connecticut municipal securities, which investors should carefully consider. The Selling Fund also is subject to this principal risk.

•

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Buying Fund, you may be required to file an amended tax return and pay additional taxes as a result. The Selling Fund also is subject to this principal risk.

•

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Buying Fund receives from it but may affect the value of the Buying Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations. The Selling Fund also is subject to this principal risk.

26

•

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Buying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. The Selling Fund also is subject to this principal risk.

•

Changing Distribution Levels Risk – The amount of the distributions by the Buying Fund generally depends on the amount of interest and/or dividends received by the Buying Fund on the securities it holds. The Buying Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Buying Fund receives from its investments decline. The Selling Fund also is subject to this principal risk.

•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security or other asset. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Buying Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. The Selling Fund also is subject to this principal risk.

•

Low and Below Investment Grade Securities Risk – Debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s or Fitch) or that are below investment grade (which are commonly referred to as “junk bonds”) (e.g., BB or below by Standard & Poor’s or Fitch) are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities also are generally less liquid than higher rated securities. The securities ratings provided by Moody’s, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. The Selling Fund also is subject to this principal risk.

•

Reinvestment Risk – Income from the Buying Fund’s debt securities portfolio will decline if and when the Buying Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Buying Fund’s portfolio. The Selling Fund also is subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because

27

of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. Class T and Class Z shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A and Class T shares;

•	sales at the end of the indicated period and deduction of the applicable contingent deferred sales charge (“CDSC”) for Class B and Class C shares;

•	no sales charge for Class Z shares; and

•	with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+9.94%	+4.26%	+8.39%	+3.27%	+2.34%	+1.28%	+3.14%	+2.77%	-0.82%	+8.88%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +4.62% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.44% (quarter ended June 30, 2004).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The returns shown for Class A shares include the returns of the Galaxy Connecticut Intermediate Municipal Bond Fund (the Galaxy Connecticut Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund, and the returns of the Boston 1784 Connecticut Tax-Exempt Income Fund, the predecessor to the Galaxy Connecticut Fund, for periods prior to June 26, 2000. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to November 18, 2002 would be lower.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +5.47%.

28

Columbia Connecticut Tax-Exempt Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+11.94%	+5.47%	+9.01%	+5.43%	+2.98%	+2.09%	+3.92%	+2.55%	-4.82%	+13.48%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +6.97% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -4.20% (quarter ended September 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +7.28%.

Average Annual Total Returns (for periods ended December 31, 2009) (1)

	1 year	5 years	10 years
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund):
Class A
Return before taxes	+5.37%	+2.00%	+3.79%
Return after taxes on distributions	+5.37%	+2.00%	+3.79%
Return after taxes on distributions and sale of Fund shares	+4.66%	+2.19%	+3.77%
Class B
Return before taxes	+5.07%	+2.24%	+3.61%
Class C
Return before taxes	+7.45%	+2.60%	+3.87%
Class T
Return before taxes	+3.80%	+2.11%	+3.87%
Class Z
Return before taxes	+9.15%	+3.26%	+4.54%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expense or taxes)	+9.46%	+4.49%	+5.60%

(1)	The returns shown for each share class includes the returns of the Galaxy Connecticut Intermediate Municipal Bond Fund (the Galaxy Connecticut Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which each share class was initially offered by the Fund, and the returns of the Boston 1784 Connecticut Tax-Exempt Income Fund, the predecessor to the Galaxy Connecticut Fund, for periods prior to June 26, 2000. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to November 18, 2002 would be lower.

29

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Connecticut Tax-Exempt Fund (Buying Fund):
Class A
Return before taxes	+8.09%	+2.28%	+4.57%
Return after taxes on distributions	+8.09%	+2.15%	+4.46%
Return after taxes on distributions and sale of Fund shares	+6.57%	+2.44%	+4.48%
Class B
Return before taxes	+7.65%	+2.17%	+4.30%
Class C
Return before taxes	+11.98%	+2.82%	+4.62%
Barclays Capital Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	+12.91%	+4.32%	+5.75%
Lipper Connecticut Municipal Debt Funds Classification	+16.74%	+3.18%	+4.80%

30

Proposal 2 Comparison of Objectives, Strategies and Risks. Reorganization of Seligman Minnesota Municipal Fund into Columbia Minnesota Tax-Exempt Fund (formerly, RiverSource Minnesota Tax-Exempt Fund)

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as an investment manager. Neither Fund is subadvised.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit C for a description of these policies for the Buying Fund.

•

Are structured as series of an open-end management investment company. The Selling Fund is organized as a series of a Maryland corporation, while the Buying Fund is organized as series of a Massachusetts business trust. The Board of RiverSource Special Tax-Exempt Series Trust has approved the redomiciling of Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, into a newly created series of RiverSource Series Trust that has also been named Columbia Minnesota Tax-Exempt Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Minnesota Tax-Exempt Fund. If the Redomiciling is approved by shareholders of Columbia Minnesota Tax-Exempt Fund, it is expected that the Redomiciling will occur prior to the Reorganizations, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of RiverSource Special Tax-Exempt Series Trust. Please see Exhibit D to this proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Buying Fund and shareholders of the Selling Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Seligman Minnesota Municipal Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Buying Fund: Columbia Minnesota Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objectives of each Fund can only be changed with shareholder approval.

Comparison of Principal Investment Strategies

Under normal market conditions, the Selling Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased, while the Buying Fund invests at least 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as from the Minnesota state and local income tax, but is not subject to any ratings based investment restriction. The Selling Fund generally invests in long-term municipal bonds, while the Buying Fund may invest in municipal bonds of any maturity, though it targets an average portfolio duration within one year of the duration of its benchmark. Each Fund may use derivatives, such as futures, options, forward contracts and swaps, including credit default swaps, structured notes, including inverse floaters, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure. Each Fund is non-diversified, and each Fund’s 80% investment policy may not be changed without shareholder approval.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Seligman Minnesota Municipal Fund (the Selling Fund)	Columbia Minnesota Tax-Exempt Fund (the Buying Fund)
The Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Minnesota.	Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as from Minnesota state and local income tax.

31

The Fund generally invests in long-term municipal bonds. The Fund invests in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

During unusual market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.	The Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax.

The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds.

Additionally, the Fund may invest up to 25% of its net assets in lower-quality bonds (junk bonds).

The Fund may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, structured notes, including inverse floaters, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below:

In pursuit of the Fund’s objective, Columbia Management chooses investments by:

•	Considering opportunities and risks given current and expected interest rates.

•

Targeting an average portfolio duration within one year of the duration of the index against which the Fund measures its performance. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

•	Identifying obligations in sectors which, due to supply and demand, are offering higher yields than comparable instruments.

•	Identifying obligations that:

•	are investment-grade,

•	have coupons and/or maturities that are consistent with the investment manager’s interest rate outlook, and

•	are expected to outperform other securities on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection and quality).

In evaluating whether to sell a security, the Columbia Management considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•

The issuer’s credit rating declines or the investment manager expects a decline (the Fund may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

•	Political, economic, or other events could affect the issuer’s performance.

•	Columbia Management expects the issuer to call the security.

•	Columbia Management identifies a more attractive opportunity.

32

Columbia Management may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, structured notes, including inverse floaters, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” beginning on page [—].

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. [[Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. ]] For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Seligman Minnesota Municipal Fund (Selling Fund)	Columbia Minnesota Tax-Exempt Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Buy on Margin/Sell Short	The Fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers.	No stated policy.

Commodities	The Fund will not purchase or sell commodities or commodity contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Dealings with Directors and Officers	The Fund will not purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.	No stated policy.

Diversification	The Fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities).	No stated policy.

33

Policy	Seligman Minnesota Municipal Fund (Selling Fund)	Columbia Minnesota Tax-Exempt Fund (Buying Fund)
Industry Concentration	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.	No stated policy.

Lending	The Fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund does not have a present intention of entering into repurchase agreements.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Mortgage or Pledge Assets	The Fund will not mortgage or pledge any of its assets, except to secure permitted borrowings noted above.	No stated policy.

Real Estate	The Fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

Securities of other Investment Companies	The Fund will not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for directors/trustees.	No stated policy.

Tax-Exempt Securities	The Fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the Fund’s net assets.	The Fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” beginning on page [—].

34

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund, which are the same as the non-fundamental investment policies of the Selling Fund.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Seligman Minnesota Municipal Fund (Selling Fund)	Columbia Minnesota Tax-Exempt Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also described below.

•

Active Management Risk – The Fund is actively managed and its performance therefore will reflect in part the ability of the Columbia Management to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Credit Risk – Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on Columbia Management’s analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have often greater price fluctuations and are more likely to experience a default than investment grade bonds. The Selling Fund is also subject to this principal risk.

•

Derivatives Risk – Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, hedging risk, correlation risk, liquidity risk, and leverage risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

35

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. The Selling Fund is also subject to this principal risk.

•

Diversification Risk – A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on each Fund’s performance, each Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Selling Fund is also subject to this principal risk.

•

Geographic Concentration Risk – Because the Fund invests primarily in the municipal securities issued by the State of Minnesota and political sub-divisions thereof, the Fund will be particularly affected by political and economic conditions and developments in the State of Minnesota. This vulnerability to factors affecting the Fund’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. The value of municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by Columbia Management may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The Selling Fund is also subject to this principal risk.

•

Interest Rate Risk – Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. The Selling Fund is also subject to this principal risk.

•

Market Risk – The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. The Selling Fund is also subject to this principal risk.

•

Prepayment and Extension Risk – Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, Columbia Management may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. Columbia Management may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time. The Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waivers or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

36

Tables. The tables below show total returns from hypothetical investments in Class A and Class C shares of each Fund. Class Z shares of the Buying Fund have not yet commenced operations; accordingly, performance information for those classes is not shown. These returns are compared to the recognized measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A shares;

•	sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class C shares; and

•	no adjustments for taxes paid by an investor on the reinvested income and capital gains for Class C shares.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Seligman Minnesota Municipal Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+12.33%	+4.26%	+7.81%	+4.51%	+2.72%	+2.30%	+3.38%	+3.11%	+1.05%	+7.63%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +5.10% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.44% (quarter ended June 30, 2004).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +6.45%.

Columbia Minnesota Tax-Exempt Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+10.03%	+4.90%	+7.79%	+5.02%	+3.60%	+2.30%	+4.28%	+1.76%	-4.51%	+15.72%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +7.67% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.53% (quarter ended September 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +6.98%.

37

Average Annual Total Returns (for periods ended Dec. 31, 2009)

	1 year	5 years	10 years
Seligman Minnesota Municipal Fund (Selling Fund):
Class A
Class A
Return before taxes	+2.47%	+2.47%	+4.34%
Return after taxes on distributions	+2.28%	+2.40%	+4.31%
Return after taxes on distributions and sale of Fund shares	+3.06%	+2.63%	+4.31%
Class C
Return before taxes	+5.90%	+2.59%	+3.94%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	+12.91%	+4.32%	+5.75%
Lipper Minnesota Municipal Debt Funds Index	+15.42%	+3.70%	+5.05%

Average Annual Total Returns (for periods ended Dec. 31, 2009)

	1 year	5 years	10 years	Since Inception (6/26/00)
Columbia Minnesota Tax-Exempt Fund (Buying Fund):
Class A
Return before taxes	+10.24%	+2.70%	+4.46%	N/A
Return after taxes on distributions	+10.24%	+2.69%	+4.31%	N/A
Return after taxes on distributions and sale of Fund shares	+8.19%	+2.84%	+4.28%	N/A
Class C
Return before taxes	+13.86%	+2.92%	N/A	+4.05%
Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index (reflects no deduction for fees, expenses or taxes)	+12.62%	+4.70%	+5.98%	+5.85%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	+12.91%	+4.32%	+5.75%	+5.60%
Lipper Minnesota Municipal Debt Funds Index	+15.42%	+3.70%	+5.05%	+4.96%

38

Proposal 3 Comparison of Objectives, Strategies and Risks. Reorganization of each of RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund

Comparison of the Selling Funds and the Buying Fund

All of the Selling Funds and the Buying Fund:

•	Have Columbia Management as an investment manager. None of the Funds are subadvised.

•	Have the same policies for buying and selling shares and the same exchange rights.

•

Are structured as series of an open-end management investment company. RiverSource Intermediate Tax-Exempt Fund is organized as a series of a Minnesota corporation, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund are organized as series of a Delaware statutory trust, and Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and the Buying Fund are organized as series of a Massachusetts business trust. Please see Exhibit D to this proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Buying Fund and shareholders of each Selling Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: RiverSource Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal taxes.

Selling Fund: Columbia New Jersey Intermediate Municipal Bond Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey individual income tax, as is consistent with relative stability of principal.

Selling Fund: Columbia Rhode Island Intermediate Municipal Bond Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island individual income tax, as is consistent with relative stability of principal.

Selling Fund: Columbia Georgia Intermediate Municipal Bond Fund seeks current income exempt from U.S. federal income tax and Georgia individual income tax, consistent with moderate fluctuation of principal.

Selling Fund: Columbia Maryland Intermediate Municipal Bond Fund seeks current income exempt from U.S. federal income tax and Maryland individual income tax, consistent with moderate fluctuation of principal.

Buying Fund: Columbia Intermediate Municipal Bond Fund seeks current income exempt from federal income tax, consistent with preservation of principal.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objectives of RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and Columbia Intermediate Municipal Bond Fund may be changed only with shareholder approval, while the investment objective of Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund may be changed without shareholder approval.

39

Comparison of Principal Investment Strategies

Each of the Selling Funds and the Buying Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax and, except for Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund, the federal alternative minimum tax. In the case of Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund, such securities pay interest that is also exempt from Georgia individual income tax, Maryland individual income tax, New Jersey individual income tax, and Rhode Island individual income tax, respectively. RiverSource Intermediate Tax-Exempt Fund normally invests at least 80% of its net assets in investment grade municipal securities and may invest up to 20% of its net assets in below investment grade securities (junk bonds). Each other Selling Fund and the Buying Fund normally invests at least 80% of its total assets in investment grade municipal securities and may invest up to 10% of its total assets in below investment grade securities (junk bonds). Under normal circumstances, each Fund’s dollar-weighted average maturity will be between three and ten years. Each Fund may invest in derivatives for both hedging and non-hedging purposes. Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund and the Buying Fund each may invest up to 20% of its net assets in securities that pay interest subject to taxation; each other Selling Fund may also invest up to 20% of its net assets in securities that pay interest subject to taxation but do not consider this a principal investment strategy.

The Buying Fund and Selling Funds Columbia Georgia Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, and Columbia Intermediate Municipal Bond Fund are diversified, while Selling Funds Columbia Maryland Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund are non-diversified. Each Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed below may not be changed without shareholder approval.

Additional information regarding the principal investment strategies of each Fund is set forth below:

RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). The Fund may invest up to 20% of its net assets in bonds whose interest is subject to the AMT.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities that pay interest exempt from U.S. federal income tax (but not necessarily the AMT) and Georgia individual income tax. These securities are issued by or on behalf of the State of Georgia, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities that pay interest exempt from U.S. federal income tax (but not necessarily the AMT) and Maryland individual income tax. These securities are issued by or on behalf of the State of Maryland, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax (including the AMT) and New Jersey individual income tax. These securities are issued by the State of New Jersey and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation.	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax (including the AMT) and Rhode Island individual income tax, including securities issued by the State of Rhode Island and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation.	Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax (including the AMT). These securities are issued by states and their political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by mutual funds that invest in such securities. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation.

40

RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
The above investments will be: (1) rated in the top four rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Investors Services, Inc., (2) rated comparable to those four rating categories given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed by Columbia Management to be of investment grade quality.	The Fund normally invests at least 80% of its total assets in investment grade municipal securities.		The Fund normally invests at least 80% of its total assets in municipal securities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality.

The Fund may invest up to 20% of its net assets in bonds that are unrated or considered lower quality (junk bonds).	The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade (sometimes referred to as “junk bonds”) or are unrated but determined by Columbia Management, to be of comparable quality.		The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined by Columbia Management to be of comparable quality, which are commonly referred to as “junk bonds.”

The Fund invests in municipal securities that have maturities ranging from two to 17 years and maintains a dollar- weighted average portfolio maturity of between three and ten years.	Under normal circumstances, the Fund’s dollar-weighted average maturity will be between three and ten years.

41

RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Columbia Management may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.	The Fund may invest in derivatives, including futures, forwards, options, swap contracts, inverse floaters and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below:

Columbia Management evaluates a number of factors in identifying investment opportunities and constructing the Buying Fund’s portfolio. Columbia Management considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Buying Fund’s assets among different issuers, industry sectors and maturities.

Columbia Management, in connection with selecting individual investments for the Buying Fund, evaluates a security based on its potential to generate income and capital appreciation. Columbia Management considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

Columbia Management may sell a security if it believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

42

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” beginning on page [—].

Comparison of Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. [[Columbia Management does not believe that the differences between the fundamental investment policies of each Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed, except that Columbia Maryland Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund are non-diversified, while the Buying Fund is diversified.]] For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies (other than the 80% of net assets in municipal securities policies noted above) are set forth below:

Policy	RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Borrowing/Issuing Senior Securities

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

		The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.		The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

43

Policy	RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)

Commodities	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.		The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Diversification

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

The Fund
may not
purchase
securities
(except
securities
issued or
guaranteed by
the U.S.
government,
its agencies
or
instrumentalities)
of any one
issuer if, as a
result, more
than 5% of its
total assets
will be
invested in
the securities
of such issuer
or it would
own more
than 10% of
the voting
securities of
such issuer,
except that:
(i) up to 25%
of its total
assets may be
invested
without
regard to
these
limitations;
and (ii) the
Fund’s assets
may be
invested in
the securities
of one or
more
management
investment
companies to
the extent
permitted by
the 1940 Act,
the rules and
regulations
thereunder
and any
exemptive
relief
obtained by
the Fund.	No fundamental policy.	No fundamental policy.	No fundamental policy.	The Fund
may not, as a
matter of
fundamental
policy,
purchase
securities
(except
securities
issued or
guaranteed by
the U.S.
government,
its agencies
or
instrumentalities)
of any one
issuer if, as a
result, more
than 5% of its
total assets
will be
invested in
the securities
of such issuer
or it would
own more
than 10% of
the voting
securities of
such issuer,
except that:
(i) up to 25%
of its total
assets may be
invested
without
regard to
these
limitations
and (ii) the
Fund’s assets
may be
invested in
the securities
of one or
more
management
investment
companies to
the extent
permitted by
the 1940 Act,
the rules and
regulations
thereunder,
and any
applicable
exemptive
relief.

44

Policy	RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Industry Concentration	No fundamental policy.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.		The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Lending	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.		The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

45

Policy	RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.		The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Underwriting	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.	The Fund may not underwrite any issue of securities within the meaning of the Securities Act of 1933, as amended, except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.		The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

46

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” beginning on page [—].

Comparison of Non-Fundamental Investment Policies

If the Reorganizations occur, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Diversification	See fundamental policy.	See fundamental policy.	The Fund may not purchase securities of any one issuer (other than U.S. government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.	See fundamental policy.	No stated policy.	See fundamental policy.

47

Policy	RiverSource Intermediate Tax- Exempt Fund (Selling Fund)	Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	Columbia Intermediate Municipal Bond Fund (Buying Fund)
Illiquid Securities	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.	The Fund may not invest more than 15% of its net assets in illiquid securities.

Investments in Other Investment Companies	No stated policy.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Short Selling	The Fund is not prohibited from engaging in short sales, however, the Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Differences between each Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in each Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Funds are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of each Selling Fund are also described below.

48

•

Investment Strategy Risk – Columbia Management uses the principal investment strategies and other investment strategies to seek to achieve the Buying Fund’s investment objective. There is no assurance that the Buying Fund will achieve its investment objective. Investment decisions made by Columbia Management in using these strategies may not produce the returns expected by Columbia Management, may cause the Buying Fund’s shares to lose value or may cause the Buying Fund to underperform other funds with similar investment objectives. Each Selling Fund is also subject to this principal risk.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Buying Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Buying Fund. Accordingly, an investment in the Buying Fund could lose money over short or even long periods. The market values of the securities the Buying Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. Each Selling Fund is also subject to this principal risk.

•

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Buying Fund, you may be required to file an amended tax return and pay additional taxes as a result. Each Selling Fund is also subject to this risk.

•

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Buying Fund receives from it but may affect the value of the Buying Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations. Each Selling Fund is also subject to this principal risk.

•

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Buying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Each Selling Fund is also subject to this principal risk.

•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Buying Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Buying Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in

49

increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Buying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Buying Fund’s derivative positions at times when the Buying Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Buying Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the Merger SAI. Each Selling Fund is also subject to this principal risk.

•

Changing Distribution Levels Risk – The amount of the distributions paid by the Buying Fund generally depends on the amount of interest and/or dividends received by the Buying Fund on the securities it holds. The Buying Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Buying Fund receives from its investments decline. Each Selling Fund is also subject to this risk.

•

Low and Below Investment Grade Securities Risk – Debt securities with the lowest investment grade rating (e.g., BBB by Standard & Poor’s or Fitch) or that are below investment grade (which are commonly referred to as “junk bonds”) (e.g., BB or below by Standard & Poor’s or Fitch) are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities also are generally less liquid than higher rated securities. The securities ratings provided by Moody’s, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. Each Selling Fund is also subject to this risk.

•

Reinvestment Risk – Income from the Buying Fund’s debt securities portfolio will decline if and when the Buying Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Buying Fund’s portfolio. Each Selling Fund is also subject to this principal risk.

Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods. The performance calculations in the tables assume:

•	the maximum sales charge for Class A and Class T shares;

50

•	sales at the end of the indicated period and deduction of the applicable contingent deferred sales charge (“CDSC”) for Class B and Class C shares;

•	no sales charge for Class Z shares; and

•	except as noted for Class A shares, no adjustments for taxes paid by an investor on reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other share classes will vary. After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

RiverSource Intermediate Tax-Exempt Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+5.87%	+4.79%	+8.63%	+3.69%	+2.95%	+1.35%	+3.78%	+1.86%	-2.76%	+10.88%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +6.19% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.47% (quarter ended September 30, 2008).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +6.10%.

Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+8.03%	+5.29%	+6.03%	+4.09%	+2.88%	+1.60%	+3.52%	+3.05%	-1.87%	+10.13%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +5.90% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.52% (quarter ended September 30, 2008).

51

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +6.37%.

Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+8.28%	+4.40%	+7.48%	+3.33%	+1.49%	+0.89%	+3.51%	+2.75%	-3.26%	+11.15%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
During the periods shown in the bar chart, the highest return for a calendar quarter was +5.01% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.24% (quarter ended June 30, 2004).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +5.68%.

Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+10.59%	+3.57%	+9.83%	+3.89%	+2.45%	+1.71%	+3.42%	+2.40%	-0.29%	+8.49%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +5.62% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.41% (quarter ended June 30, 2004).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The returns shown include the returns of the Galaxy New Jersey Municipal Bond Fund, the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +5.44%.

52

Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+11.58%	+4.21%	+9.11%	+3.80%	+2.44%	+1.69%	+2.95%	+3.08%	-0.08%	+8.44%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +4.85% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.26% (quarter ended June 30, 2004).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The returns shown include the returns of the Galaxy Rhode Island Municipal Bond Fund, the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +5.11%.

Columbia Intermediate Municipal Bond Fund (Buying Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

+10.19%	+4.58%	+7.99%	+4.13%	+2.54%	+1.84%	+3.60%	+2.89%	-1.90%	+10.06%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the periods shown in the bar chart, the highest return for a calendar quarter was +6.15% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.44% (quarter ended June 30, 2004).

These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The returns shown include the returns of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Fund, and the returns of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund, for periods prior to June 26, 2000.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +6.21%.

53

Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years	Class C Since Inception (6/26/00)
RiverSource Intermediate Tax-Exempt Fund (Selling Fund)
Class A
Return before taxes	+7.56%	+2.30%	+3.72%	N/A
Return after taxes on distributions	+7.56%	+2.28%	+3.58%	N/A
Return after taxes on distributions and sale of Fund shares	+6.16%	+2.44%	+3.56%	N/A
Class B
Return before taxes	+5.26%	+1.79%	+3.26%	N/A
Class C
Return before taxes	+9.27%	+2.16%	N/A	+3.28%
Barclays Capital Municipal Bond 3-15 Year Blend Index (reflects no deduction for fees, expenses or taxes)	+9.46%	+4.49%	+5.60%	+5.51%
Lipper Intermediate Municipal Debt Funds Index (reflects no deduction for fees or taxes)	+11.36%	+3.54%	+4.66%	+4.12%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)
Class A
Return before taxes	+6.59%	+2.54%	+3.88%
Return after taxes on distributions	+6.59%	+2.54%	+3.88%
Return after taxes on distributions and sale of Fund shares	+5.48%	+2.69%	+3.90%
Class B
Return before taxes	+6.31%	+2.45%	+3.46%
Class C
Return before taxes	+8.30%	+2.44%	+3.46%
Class Z
Return before taxes	+10.41%	+3.47%	+4.49%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	+9.46%	+4.49%	+5.60%

54

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)
Class A
Return before taxes	+7.54%	+2.22%	+3.59%
Return after taxes on distributions	+7.54%	+2.22%	+3.59%
Return after taxes on distributions and sale of Fund shares	+6.14%	+2.41%	+3.63%
Class B
Return before taxes	+7.33%	+2.16%	+3.16%
Class C
Return before taxes	+9.32%	+2.13%	+3.15%
Class Z
Return before taxes	+11.53%	+3.18%	+4.20%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	+9.46%	+4.49%	+5.60%
Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)(1)
Class A
Return before taxes	+4.92%	+2.11%	+4.04%
Return after taxes on distributions	+4.92%	+2.08%	+3.98%
Return after taxes on distributions and sale of Fund Shares	+4.42%	+2.28%	+3.96%
Class B
Return before taxes	+4.68%	+2.34%	+3.85%
Class C
Return before taxes	+7.06%	+2.70%	+4.11%
Class T

55

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)(1)
Return before taxes	+3.48%	+2.22%	+4.11%
Class Z
Return before taxes	+8.76%	+3.36%	+4.78%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	+9.46%	+4.49%	+5.60%

(1)	The returns shown include the returns of the Galaxy New Jersey Municipal Bond Fund, the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for Class B and Class C shares for periods prior to November 18, 2002 would be lower.

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)(1)
Class A
Return before taxes	+4.90%	+2.18%	+4.15%
Return after taxes on distributions	+4.90%	+2.17%	+4.14%
Return after taxes on distributions and sale of Fund shares	+4.48%	+2.36%	+4.11%
Class B
Return before taxes	+4.63%	+2.41%	+3.95%
Class C
Return before taxes	+7.01%	+2.77%	+4.21%
Class T
Return before taxes	+3.57%	+2.44%	+4.33%
Class Z
Return before taxes	+8.71%	+3.44%	+4.85%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	+9.46%	+4.49%	+5.60%

(1)	The returns shown include the returns of the Galaxy Rhode Island Municipal Bond Fund, the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for Class B and Class C shares for periods prior to November 18, 2002 would be lower.

56

Average Annual Total Returns (for periods ended December 31, 2009)

	1 year	5 years	10 years
Columbia Intermediate Municipal Bond Fund (Buying Fund)(1)
Class A
Return before taxes	+6.43%	+2.22%	+4.02%
Return after taxes on distributions	+6.43%	+2.22%	+4.01%
Return after taxes on distributions and sale of Fund shares	+5.46%	+2.41%	+3.99%
Class B
Return before taxes	+6.34%	+2.56%	+3.94%
Class C
Return before taxes	+8.83%	+3.02%	+4.27%
Class T
Return before taxes	+4.91%	+2.27%	+4.06%
Class Z
Return before taxes	+10.27%	+3.43%	+4.74%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	+9.46%	+4.49%	+5.60%

(1)	The returns shown include the returns of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund, and the returns of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund, for periods prior to June 26, 2000. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for Class B, Class C and Class T shares for periods prior to November 25, 2002 would be lower.

57

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of the Reorganizations

The Board of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the second quarter of 2011, pending shareholder approval, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

The Board of RiverSource Special Tax-Exempt Series Trust has approved the redomiciling of Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, into a newly created series of RiverSource Series Trust that has also been named Columbia Minnesota Tax-Exempt Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Minnesota Tax-Exempt Fund. If the Redomiciling is approved by shareholders of Columbia Minnesota Tax-Exempt Fund, it is expected that the Redomiciling will occur prior to the Reorganizations, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of RiverSource Special Tax-Exempt Series Trust, which, if the Redomiciling is approved, may thereafter be redomiciled.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid a dividend that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net capital gains, if any, to the shareholders of the Selling Fund for its tax year ending on or prior to the closing date of the Reorganization.

•	Each Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

The Selling Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization.

58

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by resolution of the Board of any applicable Fund at any time prior to the closing date thereof. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, each Selling Fund and each Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to its shareholders in liquidation.

•	Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their Selling Fund shares for Reorganization Shares of the Buying Fund.

•

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, a Selling Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will be determined by including the shareholder’s holding period for the Selling Fund shares exchanged therefor, provided the shareholder held such Selling Fund shares as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

•

Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the Reorganization.

•	Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the Reorganization will include the Selling Fund’s holding periods in such assets.

•

The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares of the Buying Fund he or she received. Shareholders of a Selling Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

59

A portion, including a substantial portion, of the portfolio assets of each Buying or Selling Fund may be sold at any time before or after the Reorganization in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Selling Fund, and will therefore accelerate any distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable except to the extent of any exempt-interest dividends and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, including any undistributed income or gains from prior years. These distributions will be taxable to shareholders, except to the extent of any exempt-interest dividends, and such distributions by a Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are “built in” (unrealized) at the time of the Reorganizations and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, a Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganizations not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganizations (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any “built-in” (unrealized) gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Buying Fund. As a result, shareholders of a Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred. In addition, any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganizations and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganizations, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganizations not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganizations and thus cannot be calculated precisely prior to the Reorganizations.

The realized and unrealized gains and losses of each Fund at the time of its Reorganization, and the occurrence of other Reorganizations involving the same Buying Fund, will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization.

If each of the Reorganizations, and all of the Reorganizations in a particular proposal, had occurred on February 28, 2010, the potential tax costs to the shareholders of all Funds due to the loss limitation rules and the blending of tax attributes would have been de minimis. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on February 28, 2010 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity or the nonoccurrence of one or more other Reorganizations into the same Buying Fund could cause the actual tax effect of the Reorganizations to differ substantially from that described above.

60

The tax principles described above will apply in each case and are not expected to change prior to the Reorganizations. However, the results of their application and, at a minimum, the specific percentages noted above will change prior to each Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that already have occurred or that might occur and shareholder activity in the Funds, among other changes.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganizations.

Reasons for the Proposed Reorganizations and Board Deliberations – Columbia Connecticut Intermediate Municipal Bond Fund; Columbia Georgia Intermediate Municipal Bond Fund; Columbia Maryland Intermediate Municipal Bond Fund; Columbia New Jersey Intermediate Municipal Bond Fund; Columbia Rhode Island Intermediate Municipal Bond Fund

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. Seligman Minnesota Municipal Fund and RiverSource Intermediate Tax-Exempt Fund are overseen by one Board (the “RiverSource Board”); Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund are overseen by a second Board (the “Columbia Atlantic Board”); and Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund are overseen by a third Board (the “Columbia Nations Board”). At regular and special meetings of each Selling Fund’s Board in [[May, June and August 2010]], each Board considered the Reorganization of each Selling Fund overseen by it, as proposed by Columbia Management. In connection with those Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to each Board regarding, among other things, the topics discussed below, including in response to specific requests by each Board, and responded to questions raised by each Board at those meetings. Each Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After each Board reviewed, evaluated and discussed the materials, analyses and information provided to it that each Board considered relevant to its deliberations, each Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund overseen by it. Each Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by each Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the investment objectives and principal investment strategies of the Selling Fund and the Buying Fund;

4.	the operating expenses that shareholders of each class of shares of the Selling Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are expected to decline as a result of the Reorganization [[except for Class C shareholders of Columbia Connecticut Intermediate Municipal Bond Fund]] and including Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund. (see “Fees and Expenses”);

5.	the current assets of the Selling Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

61

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of the Selling Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Funds’ ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the Selling Fund will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., the Selling Fund’s turnover associated with and resulting from the sale of any securities the Buying Fund cannot, or does not wish to, acquire); and

12.	that the direct costs associated with the Reorganization will be borne by the Selling Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Fund in the first year following the Reorganization.

In their deliberations, the Boards did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Each Board also evaluated all information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by each Board are discussed in more detail below.

STREAMLINED PRODUCT LINE

Each Board considered that the Reorganizations are part of a larger effort intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the integrated fund complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders.

CONTINUITY OF INVESTMENT

Each Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Connecticut Intermediate Municipal Bond Fund into Columbia Connecticut Tax-Exempt Fund. The Columbia Atlantic Board noted that each of Columbia Connecticut Intermediate Municipal Bond Fund and the Buying Fund seek income exempt from federal income tax and from Connecticut individual income tax, although Columbia Connecticut Intermediate Municipal Bond Fund specifies that it seeks as high a level of current income as is consistent with relative stability of principal, while the Buying Fund specifies that it seeks total return consisting of current income and of capital appreciation, consistent with moderate fluctuation of principal. The Columbia Atlantic Board noted that, under normal circumstances, each of Columbia Connecticut Intermediate Municipal Bond Fund and the Buying Fund invests at least 80% of its net assets in municipal securities (the Selling Fund invests specifically in bonds) that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax, and that each Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation. The Columbia Atlantic Board also noted that Columbia Connecticut Intermediate Municipal Bond Fund may invest up to 10% of its total assets in below investment grade securities, while the Buying Fund may invest up to 25% of its total assets in below investment grade securities. The Columbia Atlantic Board also noted, under normal circumstances, the Columbia Connecticut Intermediate Municipal Bond Fund’s dollar-weighted average maturity will be between three and ten years, while the Buying Fund is not subject to any such limitation.

Proposal 3

Columbia New Jersey Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Atlantic Board considered that Columbia New Jersey Intermediate Municipal Bond Fund and the Buying Fund each seek income exempt from

62

federal income tax, although the Columbia New Jersey Intermediate Municipal Bond Fund also seeks, to the extent possible, as high a level of current interest income exempt from New Jersey individual income tax as is consistent with relative stability of principal, and that the Buying Fund seeks current income, consistent with preservation of capital. The Columbia Atlantic Fund considered that each of Columbia New Jersey Intermediate Municipal Bond Fund and the Buying Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and that, for Columbia New Jersey Intermediate Municipal Bond Fund, but not the Buying Fund, such securities pay interest that is also exempt from New Jersey individual income tax. The Columbia Atlantic Board also considered that each of Columbia New Jersey Intermediate Municipal Bond Fund and the Buying Fund normally invests at least 80% of its total assets in investment grade municipal securities and may invest up to 10% of its total assets in below investment grade securities. The Board considered that, under normal circumstances, each Fund’s dollar-weighted average maturity will be between three and ten years.

Columbia Rhode Island Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Atlantic Board considered that Columbia Rhode Island Intermediate Municipal Bond Fund and the Buying Fund each seek income exempt from federal income tax, although the Columbia Rhode Island Intermediate Municipal Bond Fund also seeks, to the extent possible, as high a level of current interest income exempt from Rhode Island individual income tax as is consistent with relative stability of principal, and that the Buying Fund seeks current income, consistent with preservation of capital. The Columbia Atlantic Board also noted that each of Columbia Rhode Island Intermediate Municipal Bond Fund and the Buying Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and that in the case of Columbia Rhode Island Intermediate Municipal Bond Fund, but not the Buying Fund, such securities pay interest that is also exempt from Rhode Island individual income tax. The Columbia Atlantic Board also considered that each of Columbia Rhode Island Intermediate Municipal Bond Fund and the Buying Fund normally invests at least 80% of its total assets in investment grade municipal securities and may invest up to 10% of its total assets in below investment grade securities, and that under normal circumstances, each Fund’s dollar-weighted average maturity will be between three and ten years. The Columbia Atlantic Board also considered that Columbia Rhode Island Intermediate Municipal Bond Fund is non-diversified, while the Buying Fund is diversified.

Columbia Georgia Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Nations Board considered that Columbia Georgia Intermediate Municipal Bond Fund and the Buying Fund each seek current income exempt from federal income tax, although the Columbia Georgia Intermediate Municipal Bond Fund also seeks current income exempt from Georgia individual income tax consistent with moderate fluctuation of principal, and that the Buying Fund seeks current income, consistent with preservation of principal. The Columbia Nations Board considered that each of Columbia Georgia Intermediate Municipal Bond Fund and the Buying Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and that in the case of Columbia Georgia Intermediate Municipal Bond Fund, but not the Buying Fund, such securities pay interest that is also exempt from Georgia individual income tax. The Columbia Nations Board also considered that each of Columbia Georgia Intermediate Municipal Bond Fund and the Buying Fund normally invests at least 80% of its total assets in investment grade municipal securities and may invest up to 10% of its total assets in below investment grade securities, and that under normal circumstances, each Fund’s dollar-weighted average maturity will be between three and ten years.

Columbia Maryland Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Nations Board considered that Columbia Maryland Intermediate Municipal Bond Fund and the Buying Fund each seek current income exempt from federal income tax, although the Columbia Maryland Intermediate Municipal Bond Fund also seeks current income exempt from Maryland individual income tax consistent with moderate fluctuation of principal, and the Buying Fund seeks current income, consistent with preservation of principal. The Columbia Nations Board considered that each of the Selling Funds and the Buying Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and that in the case of Columbia Maryland Intermediate Municipal Bond Fund, but not the Buying Fund, such securities pay interest that is also exempt from Maryland individual income tax. The Columbia Nations Board also considered that each of Columbia Maryland Intermediate Municipal Bond Fund and the Buying Fund normally invests at least 80% of its total assets in investment grade municipal securities and may invest up to 10% of its total assets in below investment grade securities and that under normal circumstances, each Fund’s dollar-weighted average maturity will be between three and ten years.

63

INVESTMENT PERFORMANCE. Each Board considered the relative performance record of each Selling Fund overseen by it and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the relevant Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Connecticut Intermediate Municipal Bond Fund into Columbia Connecticut Tax-Exempt Fund. The Columbia Atlantic Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for the one- and five-year periods, but the Columbia Connecticut Intermediate Municpal Bond Fund’s performance was better for the three-year period. The Columbia Atlantic Board also considered that the Funds received identical ratings for the three- and five-year periods, in each case from an independent information provider.

Proposal 3

Columbia New Jersey Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Atlantic Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for the one-, three-, five- and ten-year periods. The Columbia Atlantic Board also considered that the Buying Fund received a higher rating for the five-year period, and that the Funds received identical ratings for the three- and ten-year periods, in each case from an independent information provider.

Columbia Rhode Island Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Atlantic Board considered the relative performance of the Funds for periods ending February 28, 2010, during which The Buying Fund’s performance was better for the one-, three-, and five-year periods, and the Buying Fund and Selling Fund’s performance was identical for the ten-year period. The Columbia Atlantic Board also considered that the Buying Fund received a higher rating for the five-year period, and that the Funds received identical ratings for the three- and ten-year periods, in each case from an independent information provider.

Columbia Georgia Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Nations Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Selling Fund’s performance was better for the three-year period, but the Buying Fund’s performance was better for the one-, five- and ten-year periods. The Columbia Nations Board also considered that the Buying Fund received a higher rating for the three-, five- and ten-year periods, in each case from an independent information provider.

Columbia Maryland Intermediate Municipal Bond Fund into Columbia Intermediate Municipal Bond Fund. The Columbia Nations Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Selling Fund’s performance was better for the one-year period, but the Buying Fund’s performance was better for the three-, five-, and ten year periods. The Columbia Nations Board also considered that the Buying Fund received a higher rating for the three-, five- and ten-year periods, in each case from an independent information provider.

ECONOMIES OF SCALE.

Each Board observed that, in addition to the potential to realize immediate economies associated with consolidating a smaller Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Each Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. Each Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund.

Board Recommendation and Required Vote

The Board of each Selling Fund recommends that shareholders of the Selling Fund approve the proposed Agreement. For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the shares of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Selling Fund.

If the Agreement is not approved for a Selling Fund, the applicable Board will consider what further action should be taken with respect to the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

64

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the second quarter of 2011.

[Reasons for the Proposed Reorganizations and Board Deliberations – Seligman Minnesota Municipal Fund and RiverSource Intermediate Tax-Exempt Fund

The Reorganization of each of Seligman Minnesota Municipal Fund and RiverSource Intermediate Tax-Exempt Fund (each, a “RiverSource Selling Fund,” and together, the “RiverSource Selling Funds”) into Columbia Minnesota Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund, respectively, (each, a “Buying Fund,” and together, the “Buying Funds”), was reviewed by the Board of each RiverSource Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. (The RiverSource Selling Funds are overseen by one Board (the “RiverSource Board”). The other selling funds that are the subject of this Combined Proxy Statement/Prospectus are overseen by either the “Columbia Atlantic Board” or the “Columbia Nations Board.” The factors considered by those boards in reviewing the Reorganizations of their respective selling funds are discussed separately). At regular and special meetings of the RiverSource Board in May, June and August 2010, the RiverSource Board considered the Reorganization of each RiverSource Selling Fund, as proposed by Columbia Management. In connection with those RiverSource Board meetings, Columbia Management and its affiliates provided background materials, analyses and other information to the RiverSource Board regarding, among other things, the topics discussed below, including responses to specific requests by the RiverSource Board, and responded to questions raised by the RiverSource Board at those meetings. The RiverSource Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the RiverSource Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the RiverSource Board considered relevant to its deliberations, the RiverSource Board, including the independent Board members thereof (the “Independent Directors”), unanimously approved the Reorganization of each RiverSource Selling Fund. The RiverSource Board, including the Independent Directors, also unanimously determined that participation by each RiverSource Selling Fund in its Reorganization was in the best interests of such RiverSource Selling Fund and that the interests of existing shareholders of each RiverSource Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the RiverSource Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the RiverSource Selling Funds;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the relative similarity of investment objectives, principal investment strategies and policies of each RiverSource Selling Fund and the corresponding Buying Fund and, in that connection, the anticipated continuity of investment for shareholders of each RiverSource Selling Fund as it merges into the corresponding Buying Fund;

4.	the estimated operating expenses that shareholders of each class of shares of each RiverSource Selling Fund are expected to experience as shareholders of the corresponding Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that, on a net basis, such expenses are expected to decline or remain approximately the same as a result of the Reorganization (after taking into account Columbia Management’s contractual agreement to limit the total operating expenses of the Buying Fund) (see “Fees and Expenses”);

5.	the current assets of each RiverSource Selling Fund and the corresponding Buying Fund, and the anticipated combined pro forma assets of each Buying Fund after the Reorganization;

65

6.	the portfolio management team expected to be responsible for the combined Fund, and the historical performance of each RiverSource Selling Fund and the corresponding Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that each RiverSource Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the corresponding Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Buying Fund’s use of realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Buying Funds’ ability to use those losses to offset future gains (see “Tax Status of the Reorganizations”);

9.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

10.	that shareholders of the RiverSource Selling Funds will experience no material change in shareholder services as a result of the Reorganization;

11.	any brokerage costs resulting from the Reorganization (e.g., each RiverSource Selling Fund’s turnover associated with and resulting from the sale of any securities the corresponding Buying Fund does not wish to purchase); and

12.	that the direct costs associated with the Reorganization will be borne by the RiverSource Selling Funds only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the RiverSource Selling Fund in the first year following the Reorganization.

In their deliberations, the RiverSource Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The RiverSource Board also evaluated all information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each RiverSource Selling Fund. Certain of the factors considered by the RiverSource Board are discussed in more detail below.

STREAMLINED PRODUCT LINE

The RiverSource Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the integrated fund complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders.

TAX CONSEQUENCES

The RiverSource Board examined the relative tax situations of each RiverSource Selling Fund and the corresponding Buying Fund and the resulting tax impact of each proposed Reorganization to each RiverSource Selling Fund’s shareholders. In that connection, as noted, the RiverSource Board considered the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganizations”).

CONTINUITY OF INVESTMENT

The RiverSource Board took into account the fact that each RiverSource Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 2

Seligman Minnesota Municipal Fund into Columbia Minnesota Tax-Exempt Fund. The RiverSource Board considered that both Funds seek income exempt from federal income taxes and Minnesota income tax, although the Selling Fund specifies that it seeks to maximize income to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain, while the Buying Fund specifies that it seeks to provide shareholders with a high level of income. The RiverSource Board also observed the commonality in investment strategy in that both Funds are in the same Lipper category and may invest in debt obligations whose interest is subject to the alternative minimum tax, although the Buying Fund limits the amount to 20%. The RiverSource Board did take into account that the Buying Fund may invest up to 25% of its net assets in lower-quality (junk) bonds. It was observed though that both Funds are managed by the same portfolio management team.

66

Proposal 3

RiverSource Intermediate Tax-Exempt Fund into Columbia Intermediate Municipal Bond Fund. The RiverSource Board noted that both Funds seek to provide shareholders with current income exempt from federal tax, although the Selling Fund specifies that it seeks high level of current income and the Buying Fund specifies that it seeks current income consistent with preservation of principal. The RiverSource Board also observed the commonality in investment strategy in that both Funds invest at least 80% of their net assets in municipal securities that pay interest exempt from federal income tax. The RiverSource Board observed that the Selling Fund may invest up to 20% of its net assets in below investment grade securities, while the Buying Fund may only invest up to 10% of its total assets in below investment grade securities. It was also observed though that, under normal circumstances, both Funds’ dollar-weighted average maturity is between three and ten years.

INVESTMENT PERFORMANCE. The RiverSource Board considered the relative performance record of each RiverSource Selling Fund and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the RiverSource Board noted the following with respect to each Reorganization:

Proposal 2

Seligman Minnesota Municipal Fund into Columbia Minnesota Tax-Exempt Fund. The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund had better performance across all periods. It was also observed that both Funds are managed by the same portfolio management team.

Proposal 3

RiverSource Intermediate Tax-Exempt Fund into Columbia Intermediate Municipal Bond Fund. The RiverSource Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Selling Fund’s performance was better for the one-year period, but the Buying Fund’s performance was better for the three-, five- and ten-year periods.

ECONOMIES OF SCALE.

The RiverSource Board observed that, in addition to the potential to realize immediate economies associated with consolidating a smaller RiverSource Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit more quickly from pre-established “breakpoints” in investment management services fees that are triggered as the fund’s net asset level increases, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Furthermore, the RiverSource Board observed that the combined fixed expenses of the larger combined Fund, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base. The RiverSource Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The RiverSource Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than the applicable RiverSource Selling Fund.

Board Recommendation and Required Vote

The RiverSource Board recommends that shareholders of each RiverSource Selling Fund approve the proposed Agreement. For each RiverSource Selling Fund except RiverSource Intermediate Tax-Exempt Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the RiverSource Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the RiverSource Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of: (a) 67% or more of the shares of the RiverSource Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the RiverSource Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the RiverSource Selling Fund. For RiverSource Intermediate Tax-Exempt Fund, the Agreement must be approved by the affirmative vote of a majority of the shares outstanding and entitled to vote. A vote to approve the proposed Agreement also will constitute a vote to dissolve RiverSource Intermediate Tax-Exempt Fund and a vote to amend the articles of incorporation of the corporation of which RiverSource Intermediate Tax-Exempt Fund is a series to provide that RiverSource Intermediate Tax-Exempt Fund be acquired by the corresponding Buying Fund.

67

If the Agreement is not approved for a RiverSource Selling Fund, the RiverSource Board will consider what further action should be taken with respect to that particular RiverSource Selling Fund. The approval of the Reorganization of one RiverSource Selling Fund is not conditioned upon the approval of the Reorganization of any other RiverSource Selling Fund (or any other selling fund).

If shareholders approve the Reorganization of a RiverSource Selling Fund, it is anticipated that the Reorganization would occur before the end of the second quarter of 2011.]

68

SECTION B – BOARD PROPOSALS

PROPOSAL 4 – ELECTION OF DIRECTORS/TRUSTEES

(Seligman Minnesota Municipal Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund (each a “Board Election Fund”) only)

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management, the investment manager for each of Seligman Minnesota Municipal Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia Maryland Intermediate Municipal Bond Fund and Columbia Georgia Intermediate Municipal Bond Fund (the “Board Election Funds”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the Columbia RiverSource Fund Complex (collectively, the “Columbia RiverSource Board”) and of the Columbia Fund Complex had discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Board and the current Columbia Nations Board to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, it was agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a consolidated board of directors/trustees. In this regard, the Columbia Nations Board and Columbia RiverSource Board (the “Election Boards”) each determined that the consolidation would enhance the oversight of a larger fund family and should achieve cost efficiencies for fund shareholders.

RiverSource Intermediate Tax-Exempt Fund is a series of RiverSource Tax-Exempt Series, Inc. (“RSTES”), Seligman Minnesota Municipal Fund is a series of Seligman Municipal Fund Series, Inc. (“SMFS”) while Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund are series of Columbia Funds Series Trust (“CFST”). In order to effect the consolidation, at a meeting held on September 20, 2010, the Governance Committees of each Election Board nominated and recommended the nomination of the Independent Nominees (defined below) to their respective boards. In addition, at a meeting held on September 20, 2010, each Election Board, including a majority of the directors/trustees of each board who are not “interested persons,” as defined in the 1940 Act, of the corporation or trust for which they serve as a director or trustee (the “Independent Directors/Trustees”), unanimously accepted and endorsed these nominations, nominated the Interested Nominees (defined below) and voted to present each Nominees to shareholders for election as directors/trustees. The Election Boards currently have no reason to believe that any Nominee will become unavailable for election as a director/trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Governance Committees of each Election Board and each full Election Board may designate.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the corporation or trust for which they serve as a director or trustee (each an “Independent Nominee” and collectively, the “Independent Nominees”). The Independent Nominees are: Kathleen Blatz; Edward J. Boudreau, Jr.; Pamela G. Carlton; William P. Carmichael; Patricia M. Flynn; William A. Hawkins; R. Glenn Hilliard; Stephen R. Lewis, Jr.; John F. Maher; John J. Nagorniak; Catherine James Paglia; Leroy C. Richie; Alison Taunton-Rigby; and Minor M. Shaw.

Anthony M. Santomero and William F. Truscott (each an “Interested Nominee” and collectively, the “Interested Nominees”) are or would be treated as “interested persons” of each of RSTES, SMFS and CFST (each, a “Company”). Although Mr. Santomero is “independent of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, each of RSTES, SMFT and CFST treats Anthony M. Santomero as an “interested person” of the Company (an “Interested Director/Trustee”) because he serves as a director of Citigroup, Inc. and Citigroup, N.A. Citigroup, Inc., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with funds that are a series of either Company or other funds or accounts advised/managed by Columbia Management and/or a subadviser utilized by funds of either Company. William F. Truscott is an “interested person” of each Company because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise Financial, Inc., the parent company of Columbia Management, in which he is also a stockholder.

69

If the Nominees are elected by shareholders, at least 75% of each Company’s directors/trustees will continue to be Independent Directors/Trustees. The Nominees would serve as directors/trustees in accordance with the organizational documents of each Company. Each director/trustee would serve for an indefinite term. A director’s/trustee’s term may terminate by the election of his or her successor, by the termination or dissolution of a Company, or by his or her death, resignation, removal, retirement or incapacity. [[A director/trustee may no longer serve on either Election Board after the first board meeting after he or she reaches the mandatory retirement age established by that Board or after the 15th anniversary of the first Columbia Nations Board or Columbia RiverSource Board meeting he or she attended as a director/trustee.]]

Informa tion Regarding the Independent Nominees

Background information regarding each of the Independent Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Trustee of CFST	Term of Office and Length of Time Served as a Director of RSTES/SMFS	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [56]	Director/ Trustee	Indefinite term; None	Indefinite term; Director since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	[193]	None

Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [66]	Director/ Trustee	Indefinite term; Trustee since January 2005	Indefinite term; None	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	[193]	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [55]	Director/ Trustee	Indefinite term; None	Indefinite term; Director since 11/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	[193]	None

William P. Carmichael c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [67]	Director/ Trustee; Chairman of the Board of CFST	Indefinite term; Trustee since 1999	Indefinite term; None	Retired	[193]	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); The Finish Line (sportswear)

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [59]	Director/ Trustee	Indefinite term; None	Indefinite term; Director since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	[193]	None

70

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Trustee of CFST	Term of Office and Length of Time Served as a Director of RSTES/SMFS	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William A. Hawkins c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [68]	Director/ Trustee	Indefinite term; Trustee since January 2005	Indefinite term; None	President and Chief Executive Officer – California Bank, N.A., from January 2008 through current	[193]	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [67]	Director/ Trustee	Indefinite term; Trustee since January 2005	Indefinite term; None	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	[193]	BofA Funds Series Trust (11 funds); Conseco, Inc. (insurance)

Stephen R. Lewis, Jr. c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [71]	Director/ Trustee	Indefinite term; None	Indefinite term; Chairman of the Board since 1/1/07 and Director since 1/1/02	President Emeritus and Professor of Economics, Carleton College	[193]	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [67]	Director/ Trustee	Indefinite term; None	Indefinite term; Director since 11/7/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	[193]	None

John J. Nagorniak c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [66]	Director/ Trustee	Indefinite term; Trustee since January 2008	Indefinite term; None	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	[193]	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [57]	Director/ Trustee	Indefinite term; None	Indefinite term; 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	[193]	None

Leroy C. Richie c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [68]	Director/ Trustee	Indefinite term; None	Indefinite term; Director since 11/7/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	[193]	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

71

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Trustee of CFST	Term of Office and Length of Time Served as a Director of RSTES/SMFS	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [63]	Director/ Trustee	Indefinite term; Trustee since 2003	Indefinite term; None	President – Micco Corporation [(real estate developer)] and Mickel Investment Group	[193]	Piedmont Natural Gas

Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age [66]	Director/ Trustee	Indefinite term; None	Indefinite term; Director since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	[193]	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)	If elected to serve on the Columbia Nations Board, the Independent Nominees would oversee [52] funds of the Columbia Fund Complex. If the Independent Nominee also serves, or is elected to serve, on the Columbia RiverSource Board, then the Independent Nominees would oversee [141] funds of the RiverSource Fund Complex, for a total of [193] funds across the Combined Fund Complex. The number of funds overseen by each Independent Nominee would be reduced substantially if those board-approved mergers are approved by shareholders of certain funds in the Combined Fund Complex.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Trustee of CFST	Term of Office and Length of Time Served as a Director of RSTES/SMFS	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero(2) c/o Columbia Management Investment Advisers, LLC, One Financial Center Boston, MA 02111 Age [64]	Director/ Trustee	Indefinite term; Trustee since January 2008	Indefinite term; None	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	[193]	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

72

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Trustee of CFST	Term of Office and Length of Time Served as a Director of RSTES/SMFS	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William F. Truscott(3) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age [49]	Director/ Trustee	Indefinite term; None	Indefinite term; Director/ Trustee since 11/7/01

Chairman of the Board, Columbia

Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President –

Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

					[193]	None

(1)	If elected to serve on the Columbia Nations Board, each Interested Nominee would oversee [52] funds of the Columbia Fund Complex. If the Interested Nominee also serves, or is elected to serve, on the Columbia RiverSource Board, then the Interested Nominee would oversee [141] funds of the RiverSource Fund Complex, for a total of [193] funds across the Combined Fund Complex. The number of funds overseen by each Interested Nominee would be reduced substantially if certain board-approved mergers are approved by shareholders of those funds in the Combined Fund Complex.
(2)	The Companies currently treat Anthony M. Santomero as an “interested person” of the Companies for the reasons set forth above.
(3)	William F. Truscott is an “interested person” of the Companies for the reasons set forth above.

Nominees’ Beneficial Ownership of Shares of Board Election Funds

Exhibit E to this combined proxy statement/prospectus provides information, as of September 30, 2010 (unless otherwise indicated), about the beneficial ownership by the Nominees of shares of each Board Election Fund.

Status of Current Directors/Trustees

Edward J. Boudreau, William P. Carmichael, William A. Hawkins, R. Glenn Hilliard, John J. Nagorniak, Anthony M. Santomero and Minor M. Shaw were most recently elected to the Columbia Nations Board by shareholders in 2010. Together, such trustees currently comprise the entire Columbia Nations Board. Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., John F. Maher, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and William F. Truscott currently comprise the entire Columbia RiverSource Board. Due to the mandatory retirement age described above, Ms. Jones and Messrs. Carlson and Laikind have not been re-nominated to serve as directors/trustees to Columbia RiverSource Board. Information about directors/trustees of the Nations Board and the Columbia RiverSource Board who are also Nominees is set forth under “Information Regarding the Independent Nominees” and “Information Regarding the Interested Nominees” above.

73

Name, Address and Age(1)	Position Held with Funds and Length of Service	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Arne H. Carlson Age [75]	Director/Trustee since 1/5/99	Chair, RiverSource and Threadneedle funds, 1999-2006; former Governor of Minnesota	None

Anne P. Jones Age [75]	Director/Trustee since 3/1/85	Attorney and Consultant	None

Jeffrey Laikind, CFA Age [74]	Director/Trustee since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.

Leadership Structure and Risk Oversight

The Columbia Nations Board oversees management of CFST and Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund. The Columbia RiverSource Board oversees management of RSTES, SMFS, RiverSource Intermediate Tax-Exempt Fund and Seligman Minnesota Municipal Fund. Each Election Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Company for which they serve as a director/trustee. The Columbia Nations Board currently consists of seven trustees who have extensive and varied experience and skills. Six of the seven trustees are Independent Trustees. The Columbia RiverSource Board currently consists of twelve directors who have extensive and varied experience and skills. Eleven of the directors are Independent Directors. Information about the background and qualifications of each of the trustees/directors can be found in the sections titled “Information Regarding the Independent Nominees” and “Information Regarding the Interested Nominees” above.

Each Election Board has appointed William P. Carmichael, an Independent Director/Trustee, to serve in the role of Chairman. The Chairman of each Election Board actively participates in the development of the agendas for meetings of the Election Board on which he or she serves, presides at such meetings and acts as a liaison with service providers, officers, attorneys, and other directors/trustees between meetings. The Chairman may also perform such other functions as may be delegated by the applicable Election Board from time to time. Except for any duties specified herein or pursuant to each Company’s governing documents, the designation of Chairman does not impose on such Independent Director/Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the applicable Election Board generally. The Nominees have agreed, if all of the Nominees are elected by shareholders, to appoint Stephen R. Lewis, Jr. as Chairman subsequent to the Meeting.

Each Election Board has several standing committees (the “Committees”), which are an integral part of the overall governance and risk management oversight structure of the Board Election Funds. The standing Committees for the Columbia Nations Board are the Audit Committee, the Governance Committee, the Contracts Review Committee and the Investment Committee, while the standing Committees for the Columbia RiverSource Board are the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Distribution Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. The roles of each Committee of the Columbia Nations Board and the Columbia RiverSource Board are more fully described in the sections titled “Current Committees of the Columbia Nations Board” and “Current Committees of the Columbia RiverSource Board”, respectively, below.

The Board Election Funds have retained Columbia Management as the Funds’ investment manager and administrator. Columbia Management provides the Board Election Funds with investment advisory services, and is responsible for the Funds’ day-to-day management and administration and management of the risks that arise from the funds’ investments and operations. The Election Boards are each responsible for overseeing Columbia Management and other service providers in the operation of CFST and, RSTES and SMFS, as applicable, including with respect to risk management functions. Each Board Election Fund and Company is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Columbia Management, the Funds’ subadvisers and other service providers (depending on the nature of the risk), who carry out the Board Election Funds’ investment management and business affairs. Each of Columbia Management, the Funds’ subadvisers and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

74

Risk oversight forms part of each Election Board’s general oversight of the Company and Board Election Fund or Funds it oversees, and is addressed as part of various board and committee activities. The Election Boards recognize that it is not possible to identify all of the risks that may affect the Funds, or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of the regular oversight of its corresponding Company, each Election Board, directly and through one or more Committees, interacts with and reviews reports from, among others, Columbia Management, the Funds’ subadvisers, the independent registered public accounting firms for the Board Election Fund or Funds it oversees, and internal auditors for Columbia Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. Each Election Board and the Audit Committee of a Fund also meet periodically with the Chief Compliance Officer of the Board Election Fund or Funds it oversees to receive reports regarding the compliance of the applicable Fund or Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Election Board and the Audit Committee of each Board Election Fund have oversight responsibilities with respect to the compliance program of their corresponding Board Election Fund or Funds and certain of these funds’ service providers, and also receive periodic and annual reports from the Chief Compliance Officer of the applicable Board Election Fund or Funds, as required under applicable regulations. Each Election Board, with the assistance of its Investment Committee, reviews investment policies and risks in connection with its review of the performance of the Board Election Fund or Funds it oversees, and meets periodically with the portfolio managers of its fund or funds to receive reports regarding the management of the fund or funds, including each Board Election Fund’s investment risks. In addition, as part of the Election Board’s periodic review of its Board Election Fund or Funds’ advisory and other service provider agreements, the Election Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Directors/Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. Each Election Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among Committees of directors/trustees and the full Election Board in a manner that enhances effective oversight. In particular, each Election Board believes that having an Independent Director/Trustee serve as the chair of the board and of each Committee promotes independence from Columbia Management in developing agendas and conducting meetings. Each Election Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of directors/trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of each Election Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Election Board, including in response to changes in circumstances or the characteristics of the Company it oversees. In this regard, it may be changed in certain respects as the Columbia RiverSource Board consolidates with the Columbia Nations Board and consider enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia Nations Board

CFST has four standing Committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of CFST, Columbia Maryland Intermediate Municipal Bond Fund and Columbia Georgia Intermediate Municipal Bond Fund and approval of and interaction with the Funds’ independent registered accounting firm. Management (which generally means the appropriate officers of CFST, and the funds’ investment manager, administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Funds, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any audits of either Columbia High Income Fund or Columbia Total Return Bond Fund, or for determining whether these funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee Columbia High Income Fund’s and Columbia Total Return Bond Fund’s accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the funds maintained by key service providers; (ii) approve, and recommend to the full Columbia Nations Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the funds by their

75

independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the Exchange Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by each Fund’s independent registered public accounting firm to the Fund’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Independent Trustees.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Columbia Nations Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of Mr. Santomero, an Interested Trustee who is not a director, officer or employee of Columbia Management or any of its affiliates, the Contracts Review Committee members are all Independent Trustees.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for Columbia High Income Fund and Columbia Total Return Bond Fund; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds’ investment manager or subadviser or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating the Columbia Nations Board and its committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee is required to determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Columbia Nations Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Columbia Nations Board and Columbia Management on investment matters, and by acting on behalf of the Columbia Nations Board with respect to investment issues in extraordinary circumstances when it is impractical to convene a meeting of the full Columbia Nations Board. In carrying out these general responsibilities, the Investment Committee assists the Columbia Nations Board in connection with issues relating to: the investment policies and procedures adopted for Columbia High Income Fund and Columbia Total Return Bond Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of Columbia Management; investment-related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Investment Committee by the full Columbia Nations Board. The Investment Committee reports its activities to the full Columbia Nations Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Investment Committee may deem necessary or appropriate. The Chairperson of the Investment Committee is Edward J. Boudreau, Jr. Each trustee is a member of the Investment Committee. With the exception of Mr. Santomero, an Interested Trustee who is not a director, officer or employee of Columbia Management or any of its affiliates, the Investment Committee members are all Independent Trustees.

The following table shows the number of times the Committees met during Columbia Maryland Intermediate Municipal Bond Fund’s and Columbia Georgia Intermediate Municipal Bond Fund’s most recent fiscal years.

	Columbia Maryland Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund
Audit Committee	5	5
Contracts Review Committee	4	4
Governance Committee	7	7
Investment Committee	7	7

76

Current Committees of the Columbia RiverSource Board

The Columbia RiverSource Board has organized the following standing Committees to facilitate its work: the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Distribution Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. These Committees are comprised solely of Independent Directors. The duties of these Committees are described below.

Mr. Lewis, as Chair of the Columbia RiverSource Board, acts as a point of contact between the Independent Directors and Columbia Management between Columbia RiverSource Board meetings in respect of general matters.

Board Governance Committee

[The Board Governance Committee recommends to the Columbia RiverSource Board the size, structure and composition of the Columbia RiverSource Board and its Committees, the compensation to be paid to members of the Columbia RiverSource Board and a process for evaluating the Columbia RiverSource Board’s performance. The Board Governance Committee also reviews candidates for Columbia RiverSource Board membership including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Columbia RiverSource Board regarding responsibilities and duties of the Columbia RiverSource Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of each of RiverSource Intermediate Tax-Exempt Fund and Seligman Minnesota Municipal Fund and its shareholders on external matters.]

[To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.]

[The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Columbia RiverSource Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Columbia RiverSource Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Columbia RiverSource Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director/trustee; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Columbia RiverSource Board and any anticipated vacancies or other factors.]

[Members of the Board Governance Committee (and/or the Columbia RiverSource Board) also [generally] meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Columbia RiverSource Board, while also exercising independent judgment. Although the Columbia RiverSource Board does not have a formal diversity policy, the Columbia RiverSource Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Columbia RiverSource Board accorded particular weight to the individual professional background of each Independent Director/Trustee.]

With respect to the directorship of Mr. Truscott, who is an Interested Nominee, the Board Governance Committee of each Columbia RiverSource Board, and the full Columbia RiverSource Board, have concluded that having a senior executive of the investment manager serve on the Columbia RiverSource Board can facilitate the Independent Directors’ increased access to information regarding Columbia Management, which is RSTES’s and SMFS’s most significant service provider.

77

Compliance Committee

The Compliance Committee supports RiverSource Intermediate Tax-Exempt Fund’s and Seligman Minnesota Municipal Fund’s maintenance of a strong compliance program by: providing a forum for Independent Directors/Trustees to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund’s Chief Compliance Officer (“CCO”), a process for the review and consideration of compliance reports that are provided to the Columbia RiverSource Board; and providing a designated forum for the Fund’s CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

Contracts Committee

The Contracts Committee reviews and oversees the contractual relationships with service providers. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with RiverSource Intermediate Tax-Exempt Fund and Seligman Minnesota Municipal Fund and advises the Columbia RiverSource Board regarding actions taken on these contracts during the annual review process.

Distribution Committee

The Distribution Committee reviews and supports product development, marketing, sales activity and practices related to RiverSource Intermediate Tax-Exempt Fund and Seligman Minnesota Municipal Fund and will report to the Columbia RiverSource Board as appropriate.

Executive Committee

The Executive Committee acts for the Columbia RiverSource Board between meetings of the Columbia RiverSource Board.

Investment Review Committee

The Investment Review Committee reviews and oversees the management of RiverSource Intermediate Tax-Exempt Fund’s and Seligman Minnesota Municipal Fund’s assets. The Investment Review Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Columbia RiverSource Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of RiverSource Intermediate Tax-Exempt Fund and Seligman Minnesota Municipal Fund and internal controls over financial reporting. The Audit Committee oversees the quality and integrity of the fund’s financial statements and independent audits as well as the fund’s compliance with legal and regulatory requirements relating to the fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the fund’s independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm.

The Audit Committee oversees RiverSource Intermediate Tax-Exempt Fund’s and Seligman Minnesota Municipal Fund’s risks by, among other things, meeting with the fund’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the fund’s Disclosure Controls and Procedures.

78

Committee Meetings

The following table shows the number of times the Committees met during RiverSource Intermediate Tax-Exempt Fund’s and Seligman Minnesota Municipal Fund’s most recent fiscal years.

	RiverSource Intermediate Tax-Exempt Fund	Seligman Minnesota Municipal Fund
Audit Committee	6	6
Board Governance Committee	5	5
Compliance Committee	5	5
Contracts Committee	6	6
Distribution Committee	4	4
Executive Committee	3	4
Investment Review Committee	6	6

Nominee Qualifications

CFST’s Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee of CFST also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The charter of the Governance Committee is provided in Exhibit F. The Governance Committee’s policy with respect to considering trustee candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in Section 3 of such charter. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the trustees to possess.

CFST’s Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, Columbia Management, the Funds’ subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as trustees. Each trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a trustee.

RSTES’s and SMFS’s Articles of Incorporation does not set forth any specific qualifications or age requirement to serve as a director. The charter of the Board Governance Committee of RSTES and SMFS The charter of the Board Governance Committee is provided in Exhibit F.

RSTES’s and SMFS’s Board Governance Committee also has no formal process for identifying and evaluation nominees, including nominees recommended by shareholders. The Board Governance Committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the

79

existing composition of the Board and any anticipated vacancies or other factors. Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

The following is a summary of the particular professional and other experience of each Nominee that qualifies such Nominee to serve as a director/trustee of each Company as of the date of this combined proxy statement/prospectus:

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Board since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Board since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board and of the boards of the other trusts in the Columbia Fund Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Board since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Board since 2007 and a director/trustee on the Columbia RiverSource Board since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Board since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of the trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Board since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

80

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Board since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Board since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Board since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise Financial, Inc., the parent company of Columbia Management.

Procedures for Communications to the Election Boards

Shareholders who want to communicate with the Columbia Nations Board or an individual trustee should send written communications to c/o The Secretary of Columbia Funds Series Trust, One Financial Center, Boston, MA 02111, addressed to the Board of Trustees of Columbia Funds Series Trust or the individual trustee.

Shareholders who want to communicate with the Columbia RiverSource Board or an individual director should send written communications to 901 S. Marquette Ave., Minneapolis, MN 55402, addressed to the Board of Directors of RiverSource Government Income Series, Inc. or the individual director.

The Secretary of the applicable Company may determine not to forward to an Election Board or individual directors/trustees any letter that does not relate to the business of the relevant Election Fund(s).

Executive Officers CFST, RSTES and SMFS

Information about the executive officers of CFST, RSTES and SMFS is included in Exhibit G to this combined proxy statement/prospectus.

Remuneration for Trustees and Officers of CFST

The current trustees of CFST, each of whom is not an employee of Columbia Management or its affiliates, each receives an annual retainer fee of $110,000, which is shared by all of the funds overseen by such trustees. In addition, the current trustees are currently paid a total of $15,000 per Columbia Nations Board meeting ($2,500 for telephonic attendance at certain meetings), the amount of which is shared by all of the funds overseen by such trustees. The chairs of the Columbia Nations Board and its committees receive additional compensation for serving in such capacities. The trustees are also reimbursed for the expenses of attending meetings. Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as trustees of the Trust.

Under the terms of the Columbia Nations Board’s Deferred Compensation Agreement, each eligible trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as trustee for that calendar year. Fees deferred by a trustee are credited to a book reserve account established by funds of CFST, the value of which is derived from the

81

rate of return of one or more of a subset of the funds in the Combined Fund Complex selected by the trustee (with accruals to such account beginning at such time as a trustee’s elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such trustee under the Deferred Compensation Agreement). Trustees may change their elections only in accordance with the provisions of the Deferred Compensation Agreement.

Distributions from a trustee’s book reserve account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a trustee may qualify to receive such payments. If a deferring trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her book reserve account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Agreement are not funded or secured in any way, and each deferring trustee has the status of an unsecured creditor of the funds overseen by such trustee.

Total fees paid by the Board Election Fund to its current trustees for its last fiscal year are outlined in Exhibit H to this combined proxy statement/prospectus.

Columbia Management pays all salaries of officers of CFST, except for the Board Election Fund’s Chief Compliance Officer, a portion of whose salary is paid by CFST.

Remuneration for Directors and Officers of RSTES and SMFS

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Columbia RiverSource Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Columbia RiverSource Board meetings, communicating or meeting regularly with RiverSource Short Duration U.S. Government Fund’s CCO, counsel to the Independent Directors, and the fund’s service providers) which result in a significantly greater time commitment required of the Columbia RiverSource Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other Independent Directors.

Independent Directors are currently paid an annual retainer of $125,000. Committee and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Directors are paid the following fees for attending Columbia RiverSource Board and Committee meetings: $5,000 per day of in-person Columbia RiverSource Board meetings and $2,500 per day of in-person Committee or sub-committee meetings (if such meetings are not held on the same day as a Columbia RiverSource Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2010, the Columbia RiverSource Board’s Chair will receive total annual cash compensation of $430,000. [Persons who are employees, officers or directors of Columbia Management receive no remuneration for serving as directors of the Companies.]

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Columbia RiverSource Board Director may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more funds in the RiverSource Fund Complex and the amount paid to the Columbia RiverSource Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). It is anticipated that deferral of Columbia RiverSource Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities. See Exhibit H for information on the amount of compensation paid to the Directors on a fund-by-fund basis and in the aggregate.

Required Vote and Recommendation

For CFST, the election of each Nominee requires the affirmative vote of a plurality of the shares of beneficial interest of each series of CFST (voting together as a single class) present at the Meeting in person or by proxy

82

For each of RSTES and SMFS, election of each Nominee requires the affirmative vote of a plurality of the votes cast of each class entitled to vote as a class on the matter. Each shareholder of RSTES entitled to vote has the right to cumulate those votes.

This Proposal 4 is contingent on Proposal 5 to the extent that if shareholders of RSTES elect all 16 Nominees but do not approve the proposed amendment to RSTES’s Charter, then William F. Truscott, an “interested person” of RSTES as defined in section 2(a)(19) of the 1940 Act, will not continue as a director of RSTES.

THE BOARD OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

83

Proposal 5. Approve Amendment to Articles of Incorporation of RiverSource Tax-Exempt Series, Inc. to Increase the Maximum Number of Board Members

(RiverSource Intermediate Tax-Exempt Fund only)

As discussed above under Proposal 4, the Columbia Nations Board and the Columbia RiverSource Board have agreed to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. In order to effect the board of directors/trustees consolidation discussed above, [the Board Governance Committee of each Columbia RiverSource Board has recommended, and each full Columbia RiverSource Board has nominated,] the 16 Nominees for election to the Columbia RiverSource Board, as further described in Proposal 6 (election of directors/trustees). However, the Articles of Incorporation (“Charter”) of RiverSource Intermediate Tax-Exempt Fund provides that the corporation of which it is a series can have no more than 15 directors. Accordingly, it is proposed that the applicable provisions of RiverSource Intermediate Tax-Exempt Fund’s Charter be amended (a) to increase the maximum permissible number of directors to twenty (20) and (b) to provide that any future change in the actual number of directors within the stated range (e.g., an increase beyond 16 directors) shall require the approval of at least seventy-five percent (75%) of the directors then serving.

The relevant provisions of the Charter of RiverSource Intermediate Tax-Exempt Fund, and the proposed language that would be included in the Fund’s Charter, are set forth below:

Current Language	Proposed Language
The directors, of which there shall be not less than two nor more than fifteen, shall be elected at the first meeting of the shareholders for an indefinite term and thereafter at each regular meeting of shareholders, to hold office for an indefinite term until the next regular meeting of shareholders, but in any event, they shall hold office until their successors are elected and qualify. The number of directors may be increased or decreased from time to time by action of the Board of Directors.	The directors, of which there shall be not less than two nor more than twenty, shall be elected at the first meeting of the shareholders for an indefinite term and thereafter at each regular meeting of shareholders, to hold office for an indefinite term until the next regular meeting of shareholders, but in any event, they shall hold office until their successors are elected and qualify. The number of directors may be increased or decreased from time to time by action of at least seventy-five percent of the Directors.

These Articles of Incorporation, or any provision hereof, may be amended, altered, changed or repealed in the manner prescribed by the laws of the State of Minnesota.	These Articles of Incorporation, or any provision hereof, may be amended, altered, changed or repealed in the manner prescribed by the laws of the State of Minnesota, provided that Sectio n2 of Article IV [the provision set forth above governing changes in the number of Directors] may not be repealed, modified or changed without the approval of seventy-five percent of the Directors.

The proposed amendment to RiverSource Intermediate Tax-Exempt Fund’s Charter would also provide that any future change to such Charter’s provisions regarding the establishment of a maximum or minimum number of directors would require the approval of seventy-five percent (75%) of the directors then in office, in addition to any approval by shareholders of the corporation of which RiverSource Intermediate Tax-Exempt Fund is a series which may be required under the Charter.

Required Vote and Recommendation

The proposed amendment to the Articles of Incorporation for RiverSource Tax-Exempt Series, Inc. requires the affirmative vote of a majority of the shares of each series thereof (voting together as a single class) voted at the Meeting.

THE COLUMBIA RIVERSOURCE BOARD OF RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO ITS CHARTER.

84

SECTION C — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on December 17, 2010 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization and the proposed amendments to the Articles of Incorporation of RiverSource Tax-Exempt Series, Inc., shares of each of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, and RiverSource Intermediate Tax-Exempt Fund are entitled to one vote for each dollar of net asset value, or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date, and shares of Seligman Minnesota Municipal Fund, Columbia Georgia Intermediate Municipal Bond Fund, and Columbia Maryland Intermediate Municipal Bond Fund are entitled to one vote per share or a proportionate fractional vote for each fractional share. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. With respect to the election of Nominees and the amendment of the Articles of Incorporation, shareholders of each applicable Board Election Fund will vote together with shareholders of each other series of the entity of which such Fund is a series, if any, as a single class. Each shareholder of and Seligman Minnesota Municipal Fund, Columbia Georgia Intermediate Municipal Bond Fund, and Columbia Maryland Intermediate Municipal Bond Fund is entitled to one vote per share, or a proportionate fractional vote for each fractional share, and may vote each share for as many individuals as there are Directors to be elected. Each shareholder of RiverSource Intermediate Tax-Exempt Fund is entitled to a number of votes equal to the number of dollars of net asset value of shares owned multiplied by the number of Directors to be elected and may cast all of such votes for a single Director or may distribute them among the number to be voted for, or any two or more of them.

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For RiverSource Intermediate Tax-Exempt Fund, ten percent (10%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, and Columbia Rhode Island Intermediate Municipal Bond Fund, thirty percent (30%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. For Seligman Minnesota Municipal Fund, Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund, thirty-three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal or the election of Nominees. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) With respect to the election of Nominees, neither abstentions nor broker non-votes will have an effect on the outcome of the proposal. With respect to each Reorganization, and the proposed amendments to the Articles of Incorporation, as applicable, of RiverSource Tax-Exempt Series, Inc., abstentions and broker non-votes will have the effect of votes against the proposal. In certain circumstances in which a Fund has received sufficient votes to approve a Reorganization, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account with Ameriprise Trust Company as custodian (the “IRA Custodian”), you have the right to instruct the IRA Custodian how to vote those shares. For each applicable Selling Fund, the IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner as other shareholders of that Selling Fund have voted.

Proxy Solicitation. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund, for each Board Election Fund your vote will be cast FOR the election of each Nominee, and, for RiverSource Intermediate Tax-Exempt Fund, your vote will be cast FOR the proposed amendments to the Articles of Incorporation of RiverSource Tax-Exempt Series, Inc.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary.

85

An additional copy of this combined proxy statement/prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or toll free, at 800-708-7953.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the meeting by providing written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your instructions prior to the meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without casting your vote will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations described in Exhibit A. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at the estimated cost set forth below, plus expenses.

Fund	Estimated Cost
Columbia Connecticut Intermediate Municipal Bond Fund	$	[	—]
Seligman Minnesota Municipal Fund	$	[	—]
RiverSource Intermediate Tax-Exempt Fund	$	[	—]
Columbia New Jersey Intermediate Municipal Bond Fund	$	[	—]
Columbia Rhode Island Intermediate Municipal Bond Fund	$	[	—]
Columbia Georgia Intermediate Municipal Bond Fund	$	[	—]
Columbia Maryland Intermediate Municipal Bond Fund	$	[	—]

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a director or trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion. [[In connection with an annual meeting (or special meeting in lieu of an annual meeting) at which directors or trustees are to be elected, a shareholder may nominate a person for election as director or trustee if the shareholder provides notice to the relevant Fund on Schedule 14N within the timeframe specified by such Fund in an 8-K filing in advance of such meeting and satisfies certain eligibility and other requirements set forth in Exchange Act Rule 14a-11.]]

Dissenters’ Right of Appraisal.

Shareholders of RiverSource Intermediate Tax-Exempt Fund may be entitled to assert appraisal rights under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act in connection with their Selling Fund’s Reorganization and to obtain payment of the “fair value” of their Selling Fund shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions of the Minnesota Business Corporation Act is attached as Exhibit B hereto.

86

Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund, [[Seligman Minnesota Municipal Fund]], Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, and Columbia Maryland Intermediate Municipal Bond Fund have no appraisal or dissenters’ rights.

Notwithstanding Minnesota law, the SEC has taken the position that the use of state appraisal procedures by a mutual fund, such as the Selling Funds, would be a violation of Rule 22c-1, the forward-pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at the net asset value next computed after receipt of a request for redemption. It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all Selling Fund shareholders, dissenters’ rights will be determined in accordance with the SEC’s interpretation. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the relevant Selling Fund intends to submit the question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations, the amendments to the Articles of Incorporation, and the election of Nominees. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. The procedures for adjournment of the Meeting for each Selling Fund are as follows:

•

For RiverSource Intermediate Tax-Exempt Fund, the holders of less than a quorum of shares may adjourn from time to time without further notice, other than by notice at the time, until a quorum is secured at any such adjourned meeting.

•

For Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, and Columbia Rhode Island Intermediate Municipal Bond Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

•

For Seligman Minnesota Municipal Fund, if a quorum is not present, the Meeting may be adjourned without notice other than notice at the Meeting, and may otherwise be adjourned by the affirmative vote of a majority of the shares of each series thereof (voting together as a single class) voted at the Meeting.

•

For Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. If the Meeting is adjourned, notice does not need to be given of the adjourned Meeting date unless a new record date for the adjourned Meeting is set or unless the adjourned Meeting is to take place more than sixty (60) days from the date set for the original Meeting, in which case the Board would be required to set a new record date.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

87

SECTION D — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
D-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
D-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
D-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization of each Fund as of August 31, 2010 for Seligman Minnesota Municipal Fund and Columbia Minnesota Tax-Exempt Fund, and as of April 30, 2010 for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, RiverSource Intermediate Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia George Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund and Columbia Intermediate Municipal Bond Fund, and on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma combined net assets are determined by adding the net assets of the Selling Fund and the net assets of the corresponding Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table C-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)
Class A	$11,694,966	$10.78	1,084,510
Class B	$1,595,593	$10.78	147,960
Class C	$7,910,099	$10.78	733,508
Class T	$16,817,347	$10.78	1,559,489
Class Z	$207,010,319	$10.78	19,196,435
Total	$245,028,324		22,721,902

Columbia Connecticut Tax-Exempt Fund (Current) (Buying Fund)
Class A	$77,068,401	$7.70	10,009,023
Class B	$4,523,201	$7.70	587,422
Class C	$12,614,321	$7.70	1,638,251
Total	$94,205,923		12,234,696

Columbia Connecticut Tax-Exempt Fund (Pro Forma Combined)
Class A	$88,751,992	$7.70	11,527,706
Class B	$6,118,041	$7.70	794,622
Class C	$20,521,989	$7.70	2,665,439
Class T	$16,815,750	$7.70	2,183,864
Class Z	$206,990,665	$7.70	26,881,905
Total	$339,198,437		44,053,536

88

Fund	Net assets	Net asset value per share	Shares outstanding
Seligman Minnesota Municipal Fund (Selling Fund)
Class A	$67,070,585	$7.83	8,571,125
Class C	$1,626,978	$7.84	207,420
Total	$68,697,563		8,778,545

Columbia Minnesota Tax-Exempt Fund (Current) (Buying Fund)
Class A	$329,334,780	$5.47	60,200,883
Class B	$5,767,557	$5.48	1,053,321
Class C	$20,225,454	$5.47	3,696,926
Total	$355,327,791		64,951,130

Columbia Minnesota Tax-Exempt Fund (Pro Forma Combined)
Class A	$396,405,365	$5.47	72,462,416
Class B	$5,767,557	$5.48	1,053,321
Class C	$21,852,432	$5.47	3,994,363
Total	$424,025,354		77,510,100

RiverSource Intermediate Tax-Exempt Fund (Selling Fund)
Class A	$86,013,112	$5.30	16,239,384
Class B	$3,406,084	$5.29	643,798
Class C	$6,123,102	$5.29	1,157,032
Total	$95,542,298		18,040,214

Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)
Class A	$5,381,975	$10.20	527,820
Class B	$1,020,987	$10.20	100,131
Class C	$5,268,871	$10.20	516,753
Class T	$3,597,732	$10.20	352,842
Class Z	$65,498,690	$10.20	6,423,758
Total	$80,768,255		7,921,304

Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)
Class A	$1,641,504	$11.18	146,803
Class B	$286,332	$11.18	25,609
Class C	$1,553,833	$11.18	138,969
Class T	$8,536,154	$11.18	763,447
Class Z	$88,838,313	$11.18	7,945,334
Total	$100,856,136		9,020,162

Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)
Class A	$19,465,592	$10.66	1,826,661
Class B	$879,516	$10.66	82,488
Class C	$3,563,590	$10.66	334,331
Class Z	$106,067,658	$10.66	9,953,566
Total	$129,976,356		12,197,046

89

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)
Class A	$27,353,883	$10.61	2,578,700
Class B	$809,993	$10.61	76,309
Class C	$3,328,282	$10.61	313,766
Class Z	$129,081,994	$10.61	12,166,423
Total	$160,574,152		15,135,198

Columbia Intermediate Municipal Bond Fund (Buying Fund) (Current)
Class A	$89,525,312	$10.38	8,627,203
Class B	$4,427,725	$10.38	426,682
Class C	$18,688,525	$10.38	1,800,938
Class T	$10,452,123	$10.38	1,007,225
Class Z	$2,363,296,295	$10.38	227,741,305
Total	$2,486,389,980		239,603,353

Columbia Intermediate Municipal Bond Fund (Pro Forma Combined)
Class A	$229,346,885	$10.38	22,097,634
Class B	$10,829,040	$10.38	1,046,386
Class C	$38,521,633	$10.38	3,711,672
Class T	$22,583,434	$10.38	2,175,962
Class Z	$2,752,680,951	$10.38	265,258,092
Total	$3,053,961,943		294,286,746

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of December 17, 2010 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

[Table to be inserted]

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of December 17, 2010. [[As of December 17, 2010, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.]]

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund	>5% owners		Percent of shares held		Percent of shares held following Reorganization
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class B	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A
Class T	[	—]	[	—]%	N/A
Class Z	[	—]	[	—]%	N/A

Columbia Connecticut Tax-Exempt Fund (Buying Fund) (Current and Pro Forma)
Class A	[	—]	[	—]%	[	—]%
Class B	[	—]	[	—]%	[	—]%

90

Fund	>5% owners		Percent of shares held		Percent of shares held following Reorganization
Class C	[	—]	[	—]%	[	—]%
Class T	[	—]	[	—]%	[	—]%
Class Z	[	—]	[	—]%	[	—]%

Seligman Minnesota Municipal Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A

Columbia Minnesota Tax-Exempt Fund (Buying Fund) (Current and Pro Forma)
Class A	[	—]	[	—]%	[	—]%
Class B	[	—]	[	—]%	[	—]%
Class C	[	—]	[	—]%	[	—]%
Class Z	[	—]	[	—]%	[	—]%

RiverSource Intermediate Tax-Exempt Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class B	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A

Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class B	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A
Class T	[	—]	[	—]%	N/A
Class Z	[	—]	[	—]%	N/A

Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class B	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A
Class T	[	—]	[	—]%	N/A
Class Z	[	—]	[	—]%	N/A

Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class B	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A
Class Z	[	—]	[	—]%	N/A

Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)
Class A	[	—]	[	—]%	N/A
Class B	[	—]	[	—]%	N/A
Class C	[	—]	[	—]%	N/A
Class Z	[	—]	[	—]%	N/A

Columbia Intermediate Municipal Bond Fund (Buying Fund) (Current and Pro Forma)
Class A	[	—]	[	—]%	[	—]%
Class B	[	—]	[	—]%	[	—]%
Class C	[	—]	[	—]%	[	—]%
Class T	[	—]	[	—]%	[	—]%
Class Z	[	—]	[	—]%	[	—]%

91

Financial Highlights

The financial highlights tables below are designed to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. The information shown below for each of Columbia Connecticut Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with these Funds’ financial statements, is included in these Funds’ annual report to shareholders. The information shown below for Columbia Minnesota Tax-Exempt Fund has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with these Funds’ financial statements, is included in these Funds’ annual report to shareholders. The independent registered public accounting Firms’ reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI.

Table C-3. Financial Highlights of Buying Funds

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$7.56		$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.14		0.27	0.28	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		0.63	(0.68)	(0.12)	0.11	(0.23)

Total from investment operations	0.28		0.90	(0.40)	0.16	0.40	0.06

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.27)	(0.27)	(0.28)	(0.28)	(0.29)
From net realized gains	—		(0.02)	(0.09)	(0.09)	(0.11)	(0.05)

Total distributions to shareholders	(0.14)		(0.29)	(0.36)	(0.37)	(0.39)	(0.34)

Net Asset Value, End of Period	$7.70		$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	3.71	%(d)	13.18%	(5.36)%	2.03%	5.25%	0.72%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.84	%(f)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.19	%(f)	0.17%	0.15%	0.13%	0.16%	0.09%
Net investment income (e)	3.66	%(f)	3.67%	3.73%	3.61%	3.67%	3.63%
Portfolio turnover rate	7	%(d)	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$77,068		$75,465	$67,265	$84,351	$87,906	$98,063

92

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Annualized.

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$7.56		$6.95	$7.71	$7.92	$7.91	$8.19

Income from Investment Operations:
Net investment income (a)	0.11		0.21	0.22	0.22	0.23	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		0.63	(0.67)	(0.12)	0.11	(0.23)

Total from investment operations	0.25		0.84	(0.45)	0.10	0.34	—

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)	(0.22)	(0.22)	(0.22)	(0.23)
From net realized gains	—		(0.02)	(0.09)	(0.09)	(0.11)	(0.05)

Total distributions to shareholders	(0.11)		(0.23)	(0.31)	(0.31)	(0.33)	(0.28)

Net Asset Value, End of Period	$7.70		$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	3.33	%(d)	12.34%	(6.07)%	1.27%	4.47%	(0.03)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.59	%(f)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.19	%(f)	0.17%	0.15%	0.13%	0.16%	0.09%
Net investment income (e)	2.92	%(f)	2.94%	2.98%	2.86%	2.93%	2.88%
Portfolio turnover rate	7	%(d)	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$4,523		$6,871	$10,860	$17,026	$25,085	$34,784

(a)	Per share data was calculated using the average shares outstanding during the period.

93

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Annualized.

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Asset Value, Beginning of Period	$7.56		$6.95	$7.71	$7.92	$7.91	$8.19

Income from Investment Operations:
Net investment income (a)	0.12		0.24	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		0.63	(0.68)	(0.12)	0.12	(0.24)

Total from investment operations	0.26		0.87	(0.43)	0.12	0.37	0.02

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.24)	(0.24)	(0.24)	(0.25)	(0.25)
From net realized gains	—		(0.02)	(0.09)	(0.09)	(0.11)	(0.05)

Total distributions to shareholders	(0.12)		(0.26)	(0.33)	(0.33)	(0.36)	(0.30)

Net Asset Value, End of Period	$7.70		$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	3.48	%(d)	12.67%	(5.79)%	1.57%	4.78%	0.27%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.29	%(f)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.49	%(f)	0.47%	0.45%	0.43%	0.46%	0.39%
Net investment income (e)	3.21	%(f)	3.22%	3.28%	3.16%	3.23%	3.18%
Portfolio turnover rate	7	%(d)	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$12,614		$12,311	$11,565	$12,890	$13,792	$19,585

(a)	Per share data was calculated using the average shares outstanding during the period.
(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Annualized.

94

Columbia Minnesota Tax-Exempt Fund

Class A Per share data	Year ended Aug. 31,							Year ended June 30, 2006
	2010	2009	2008		2007	2006(a)
Net asset value, beginning of period	$5.16	$5.11	$5.14		$5.27	$5.17		$5.35

Income from investment operations:
Net investment income (loss)	.22	.21	.21		.19	.03		.18
Net gains (losses) (both realized and unrealized)	.30	.05	(.03)		(.13)	.10		(.17)

Total from investment operations	.52	.26	.18		.06	.13		.01

Less distributions:
Dividends from net investment income	(.21)	(.21)	(.21)		(.19)	(.03)		(.18)
Distributions from realized gains	—	—	—		—	—		(.01)

Total distributions	(.21)	(.21)	(.21)		(.19)	(.03)		(.19)

Net asset value, end of period	$5.47	$5.16	$5.11		$5.14	$5.27		$5.17

Total return	10.38%	5.50%	3.50%		1.26%	2.56%		.29%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	.82%	.88%	.99%		1.05%	1.06	%(d)	1.01%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	.79%	.84%	.95	%(f)	.99%	.98	%(d)	.96%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.82%	.83%	.83%		.85%	.87	%(d)	.86%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	.79%	.79%	.79	%(f)	.79%	.79	%(d)	.81%

Net investment income (loss)	4.08%	4.31%	4.05%		3.70%	3.60	%(d)	3.52%

Supplemental data
Net assets, end of period (in millions)	$329	$301	$289		$288	$309		$303

Portfolio turnover rate	21%	33%	23%		26%	3%		13%

See accompanying Notes to Financial Highlights.

95

Columbia Minnesota Tax-Exempt Fund

Class C Per share data	Year ended Aug. 31,							Year ended June 30, 2006
	2010	2009	2008		2007	2006(a)
Net asset value, beginning of period	$5.16	$5.12	$5.15		$5.27	$5.17		$5.35

Income from investment operations:
Net investment income (loss)	.18	.18	.17		.15	.03		.14
Net gains (losses) (both realized and unrealized)	.30	.04	(.03)		(.11)	.10		(.17)

Total from investment operations	.48	.22	.14		.04	.13		(.03)

Less distributions:
Dividends from net investment income	(.17)	(.18)	(.17)		(.16)	(.03)		(.14)
Distributions from realized gains	—	—	—		—	—		(.01)

Total distributions	(.17)	(.18)	(.17)		(.16)	(.03)		(.15)

Net asset value, end of period	$5.47	$5.16	$5.12		$5.15	$5.27		$5.17

Total return	9.56%	4.51%	2.72%		.70%	2.42%		(.47%)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.57%	1.63%	1.75%		1.80%	1.82	%(d)	1.77%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.54%	1.59%	1.70	%(f)	1.75%	1.74	%(d)	1.72%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.57%	1.58%	1.59%		1.60%	1.63	%(d)	1.62%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.54%	1.54%	1.54	%(f)	1.55%	1.55	%(d)	1.57%

Net investment income (loss)	3.32%	3.55%	3.29%		2.94%	2.84	%(d)	2.76%

Supplemental data
Net assets, end of period (in millions)	$20	$13	$8		$7	$8		$8

Portfolio turnover rate	21%	33%	23%		26%	3%		13%

See accompanying Notes to Financial Highlights.

Notes to Financial Highlights

(a)	For the period from July 1, 2006 to Aug. 31, 2006. In 2006, the Fund’s fiscal year end was changed from June 30 to Aug. 31.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	Annualized.

96

(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

(f)	Expense ratio is before the reduction for earnings/bank fee credits on cash balances. For the year ended Aug. 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

97

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005(a)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72
Income from Investment Operations:
Net investment income(b)	0.18		0.37		0.38		0.38		0.38		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.17)		0.10		(0.33)

Total from investment operations	0.34		0.97		(0.22)		0.21		0.48		0.05

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)		(0.38)		(0.38)		(0.38)		(0.39)
From net realized gains	—		—		—		—		(0.02)		(0.07)

Total distributions to shareholders	(0.18)		(0.37)		(0.38)		(0.38)		(0.40)		(0.46)

Increase from regulatory settlements	—	(c)	—	(c)	—		—		—		—

Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return(d)	3.34	%(e)	10.19	%(f)	(2.25	)%(f)	2.08	%(f)	4.76	%(f)	0.45	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	0.75	%(h)	0.73%		0.70%		0.70%		0.70%		0.81%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income(g)	3.49	%(h)	3.66%		3.76%		3.72%		3.74%		3.67%
Portfolio turnover rate	6	%(e)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$89,525		$85,642		$78,126		$89,905		$102,899		$70,711

(a)	On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)	Not annualized.
(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.

98

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005(a)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72

Income from Investment Operations:
Net investment income(b)	0.15		0.30		0.32		0.32		0.32		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.18)		0.09		(0.34)

Total from investment operations	0.31		0.90		(0.28)		0.14		0.41		(0.02)

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.30)		(0.32)		(0.31)		(0.31)		(0.32)
From net realized gains	—		—		—		—		(0.02)		(0.07)

Total distributions to shareholders	(0.15)		(0.30)		(0.32)		(0.31)		(0.33)		(0.39)

Increase from regulatory settlements	—	(c)	—	(c)	—		—		—		—

Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return(d)	3.01	%(e)	9.48	%(f)	(2.88	)%(f)	1.42	%(f)	4.09	%(f)	(0.20	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	1.40	%(h)	1.38%		1.35%		1.35%		1.35%		1.46%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income(g)	2.85	%(h)	3.03%		3.11%		3.07%		3.10%		3.02%
Portfolio turnover rate	6	%(e)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$4,428		$5,294		$5,874		$8,133		$12,203		$7,040

(a)	On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Not annualized.
(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.

99

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005(a)
Net Asset Value, Beginning of Period	$10.22		$9.62	$10.22	$10.39	$10.31	$10.72

Income from Investment Operations:
Net investment income(b)	0.17		0.35	0.36	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60	(0.60)	(0.17)	0.10	(0.33)

Total from investment operations	0.33		0.95	(0.24)	0.19	0.46	0.03

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.35)	(0.36)	(0.36)	(0.36)	(0.37)
From net realized gains	—		—	—	—	(0.02)	(0.07)

Total distributions to shareholders	(0.17)		(0.35)	(0.36)	(0.36)	(0.38)	(0.44)

Increase from regulatory settlements	—	(c)	— (c)	—	—	—	—

Net Asset Value, End of Period	$10.38		$10.22	$9.62	$10.22	$10.39	$10.31
Total return(d)(e)	3.23	%(f)	9.97%	(2.45)%	1.88%	4.55%	0.25%

Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	0.95	%(h)	0.93%	0.90%	0.90%	0.90%	1.01%
Waiver/Reimbursement	0.37	%(h)	0.46%	0.47%	0.47%	0.50%	0.46%
Net investment income(g)	3.29	%(h)	3.45%	3.56%	3.52%	3.55%	3.47%
Portfolio turnover rate	6	%(f)	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$18,689		$17,304	$12,625	$10,506	$11,796	$8,318

(a)	On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.

100

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class T Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007(a)		Year Ended October 31, 2006		Year Ended October 31, 2005(b)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72

Income from Investment Operations:
Net investment income(c)	0.18		0.37		0.39		0.39		0.39		0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.17)		0.10		(0.34)

Total from investment operations	0.34		0.97		(0.21)		0.22		0.49		0.05

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)		(0.39)		(0.39)		(0.39)		(0.39)
From net realized gains	—		—		—		—		(0.02)		(0.07)

Total distributions to shareholders	(0.18)		(0.37)		(0.39)		(0.39)		(0.41)		(0.46)

Increase from regulatory settlements	—	(d)	—	(d)	—		—		—		—

Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return(e)	3.36	%(f)	10.25	%(g)	(2.20	)%(g)	2.14	%(g)	4.81	%(g)	0.50	%(g)

Ratios to Average Net Assets / Supplemental Data:
Net expenses(h)	0.70	%(i)	0.68%		0.65%		0.65%		0.65%		0.76%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income(h)	3.54	%(i)	3.72%		3.81%		3.77%		3.80%		3.72%
Portfolio turnover rate	6	%(f)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$10,452		$10,462		$10,786		$13,170		$14,998		$17,261

(a)	On August 8, 2007, Class G shares were exchanged for Class T shares.
(b)	On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)	Not annualized.
(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.
(i)	Annualized.

101

Financial Highlights - Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005(a)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72

Income from Investment Operations:
Net investment income(b)	0.19		0.39		0.40		0.40		0.40		0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.17)		0.10		(0.33)

Total from investment operations	0.35		0.99		(0.20)		0.23		0.50		0.07

Less Distributions to Shareholders:
From net investment income	(0.19)		(0.39)		(0.40)		(0.40)		(0.40)		(0.41)
From net realized gains	—		—		—		—		(0.02)		(0.07)

Total distributions to shareholders	(0.19)		(0.39)		(0.40)		(0.40)		(0.42)		(0.48)

Increase from regulatory settlements	—	(c)	—	(c)	—		—		—		—

Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return(d)	3.44	%(e)	10.41	%(f)	(2.05	)%(f)	2.29	%(f)	4.97	%(f)	0.65	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	0.55	%(h)	0.53%		0.50%		0.50%		0.50%		0.61%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income(g)	3.69	%(h)	3.87%		3.96%		3.92%		3.94%		3.87%
Portfolio turnover rate	6	%(e)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$2,363,296		$2,384,815		$2,310,978		$2,207,710		$2,331,279		$2,063,124

(a)	On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Not annualized.
(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.

102

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of the Buying Fund shares to be issued in the Reorganization and all transfer agency costs related to such shares will be allocated to the Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the Selling Fund. All of the other out-of-pocket expenses of a Reorganization including, without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually borne by a Fund to the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. Any reduction in the Reorganization expenses borne by a Fund as a result of this limitation is absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and each Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of August 31, 2010, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	$23,263	$0.001
Seligman Minnesota Municipal Fund (Selling Fund)	$25,232	$0.003
RiverSource Intermediate Tax-Exempt Fund (Selling Fund)	$28,139	$0.002
Columbia New Jersey Intermediate Municipal Bond Fund (Selling Fund)	$19,375	$0.002
Columbia Rhode Island Intermediate Municipal Bond Fund (Selling Fund)	$18,158	$0.002
Columbia Georgia Intermediate Municipal Bond Fund (Selling Fund)	$18,585	$0.002
Columbia Maryland Intermediate Municipal Bond Fund (Selling Fund)	$19,317	$0.001
Columbia Connecticut Tax-Exempt Fund (Buying Fund)	$12,548	$0.001
Columbia Minnesota Tax-Exempt Fund (Buying Fund)	$12,098	$0.000
Columbia Intermediate Municipal Bond Fund (Buying Fund)	$41,660	$0.000

Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for the Selling Funds will not exceed the allocated Reorganization expenses of each Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia Connecticut Intermediate Municipal Bond Fund	12
Seligman Minnesota Municipal Fund	N/A
RiverSource Intermediate Tax-Exempt Fund	7
Columbia New Jersey Intermediate Municipal Bond Fund	5
Columbia Rhode Island Intermediate Municipal Bond Fund	3
Columbia Georgia Intermediate Municipal Bond Fund	3
Columbia Maryland Intermediate Municipal Bond Fund	3

If a shareholder redeems his or her shares prior to the indicated time, the shareholder will receive no net benefit from the projected expense savings.

A-1

Exhibit B

Minnesota Business Corporation Act Sections 302A.471 and 302A.473

If you are a shareholder of RiverSource Intermediate Tax-Exempt Fund, Minnesota law requires that we provide you with a copy of the state law on dissenters’ rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters’ rights under Minnesota law, the applicable Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)	unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)	alters or abolishes a preferential right of the shares;

(2)	creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)	alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)	excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(5)	eliminates the right to obtain payment under this subdivision;

(b)	a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)	a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)	a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)	a plan of conversion adopted by the corporation; or

(f)	any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

B-1

Subdivision 2. Beneficial owners.

(a)	A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)	A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a)	Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)	If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)	Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)	The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)	The applicability of clause (1) is determined as of:

(i)	the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)	the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)	Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters’ rights

Subdivision 1. Definitions.

(a)	For purposes of this section, the terms defined in this subdivision have the meanings given them.

B-2

(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)	“Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)	“Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a)	After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)	the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)	a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)	a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)	In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a)	After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)	the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)	an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)	a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)

The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner

B-3

on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c)	If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses.

(a)	The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)	If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

B-4

Exhibit C

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit C refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation (for all Buying Funds)

Columbia Management, 100 Federal Street, Boston, MA 02110, is the investment manager to the Combined Fund Complex (including the Columbia-, RiverSource-, Seligman- and Threadneedle- branded funds) and is a wholly owned subsidiary of Ameriprise Financial. In addition to managing investments for the Combined Fund Complex, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the Merger SAI for more information.

Subject to oversight by each Fund’s Board, Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more investment subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

The Combined Fund Complex has received an order from the SEC that permits Columbia Management, subject to the approval of each Fund’s Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to each Fund’s Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

Columbia Connecticut Tax-Exempt Fund, Columbia Minnesota Tax-Exempt Fund, and Columbia Intermediate Municipal Bond Fund each pay Columbia Management a fee for managing their respective assets. The fees paid by Columbia Connecticut Tax-Exempt Fund, Columbia Minnesota Tax-Exempt Fund, and Columbia Intermediate Municipal Bond Fund for the most recent fiscal year were the following percentage of each Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
Columbia Connecticut Tax-Exempt Fund	0.50%
Columbia Minnesota Tax-Exempt Fund	0.41%
Columbia Intermediate Municipal Bond Fund	0.41%

Under its Investment Management Services (IMS) Agreement, each Buying Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for each Fund’s Board approving the IMS Agreement is available in the semiannual report of Columbia Connecticut Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund for the period ended April 30, 2010, and in the semiannual report of Columbia Minnesota Tax-Exempt Fund for the period ended February 28, 2010.

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with that Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. Investing defensively may prevent a Fund from achieving its investment objective.

C-1

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Columbia Connecticut Tax-Exempt Fund

The portfolio manager responsible for the day-to-day management of the Fund is:

Catherine Stienstra, Director and Senior Portfolio Manager

•	Service with the Fund since 2010

•	Associated with Columbia Management or its predecessors as an investment professional since 2007

•	Sector Leader of Columbia Management’s Municipal Bond Team from 2007 to 2010

•	FAF Advisors, Inc. from 1998 to 2007 (Director and Senior Portfolio Manager)

•	Began investment career in 1988

•	B.A., University of Nebraska

Columbia Minnesota Tax-Exempt Fund

The portfolio manager responsible for the day-to-day management of the Fund is:

Catherine Stienstra, Director and Senior Portfolio Manager

•	Service with the Fund since August 2007

•	Associated with Columbia Management or its predecessors as an investment professional since 2007

•	Sector Leader of Columbia Management’s Municipal Bond Team from 2007 to 2010

•	FAF Advisors, Inc. from 1998 to 2007 (Director and Senior Portfolio Manager)

•	Began investment career in 1988

•	B.A., University of Nebraska

Mary Grindland, Associate Portfolio Manager

•	Managed the Fund since October 2010

•	Associated with Columbia Management or its predecessors as an investment professional since 1985

•	Sector Manager on the Municipal Bond Team since 1993

•	Began investment career in 1986

•	B.S., National University

Columbia Intermediate Municipal Bond Fund

The portfolio manager responsible for the day-to-day management of the Fund is:

Brian M. McGreevy, Manager

•	Service with the Fund since 2009

•	Associated with Columbia Management or its predecessors as an investment professional since 1994

Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that each Fund is not currently the subject of, and that neither Ameriprise Financial or any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on each Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with each Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

C-2

Service Section

Choosing a Share Class

The Funds

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Reductions/Waivers of Sales Charges – Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. The Funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds. References to the “Fund” are deemed to refer to one of the Funds or to the Buying Fund, as the context requires.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds’ website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.

Comparison of Share Classes

Share Class Features

Not all Funds offer every class of shares. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalsTM

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor’s personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.

C-3

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	none	none

Class B*	Closed to new investors.(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class E	Closed to new investors and new accounts.(k)	none	none

Class F	Closed to new investors and new accounts.(k)	up to $250,000. (l)	Converts to Class E shares eight years after purchase.(i)

Class I*	Available only to the Funds (i.e., Fund-of-Fund investments).	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment.	none	none

Class R3*	Effective after the close of business on December 31, 2010, Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

Class R4*	Effective after the close of business on December 31, 2010, Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

Class R5*	Effective after the close of business on December 31, 2010, Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments.(n)	none	none

C-4

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features
Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).	none	none

Class W*	Available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust.(q)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000.	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)
Class A*	5.75% maximum, declining to 0.00% on investments of $1 million or more. None for money market Funds and certain other Funds.(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(g)

Class B*	none	5.00% maximum, gradually declining to 0.00% after six years.(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase.

Class E	4.50% maximum, declining to 0.00% on investments of $500,000 or more.	1.00% on certain investments of between $1 million and $50 million redeemed within one year of purchase.

Class F	none	5.00% maximum, gradually declining to 0.00% after six years.

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0.00% on investments of $1 million or more.	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(p)

Class W*	none	none

Class Y*	none	none

Class Z*	none	none

C-5

	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees(d)
Class A*	Legacy Columbia funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%.	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class C*	0.75% distribution fee; 0.25% service fee.	none

Class E	0.10% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class F	0.75% distribution fee; 0.25% service fee.	none

Class I*	none	none

Class R*	Legacy Columbia funds: 0.50% distribution fee; Legacy RiverSource funds: 0.50% fee, of which service fee can be up to 0.25%.	none

Class R3*	0.25% distribution fee	0.25%(m)

Class R4*	none	0.25%(m)

Class R5*	none	none

Class T	none	up to 0.50%.(o)

Class W*	0.25% distribution and service fees, with certain exceptions.(c)	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(a)

See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.

(b)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class – Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

(c)

These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management Fund) pays up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and service fees on Class W shares. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and servicing fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class – Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific Fund share classes.

(d)	For more information, see Class R3 and Class R4 Shares – Plan Administration Fees and Class T Shares – Shareholder Service Fees.

(e)

The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders.

C-6

(f)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.

(g)

There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(h)

The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class – Class A Shares – Front-end Sales Charge for additional information about Class A shares.

(i)

Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class – Class B Shares – Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share Class – Class F Shares – Commissions and Conversion to Class E Shares.

(j)

There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(k)

The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.

(l)

If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your “immediate family.” For more information about account value aggregation and eligible accounts, see Choosing a Share Class – Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.

(m)	For more information, see Class R3 and Class R4 Shares – Plan Administration Fees.

(n)

Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares – Eligible Investors – Class R3 Shares, R4 Shares and Class R5 Shares.

(o)	For more information, see Class T Shares – Shareholder Service Fees.

(p)

Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.

(q)

Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

C-7

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

FUNDamentalsTM

Front-End Sales Charge Calculation

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
	$0 –$49,999	5.75%	6.10%	5.00%
	$50,000 –$99,999	4.50%	4.71%	3.75%
	$100,000 –$249,999	3.50%	3.63%	3.00%
Equity Funds and Funds-of Funds (equity)*	$250,000 –$499,999	2.50%	2.56%	2.15%
	$500,000 –$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

C-8

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)		Sales charge as a % of the net amount invested(b)		Amount retained by or paid to selling and/or servicing agents as a % of the offering price
Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$0 – $49,999	4.75%		4.99%		4.00%
	$50,000 – $99,999	4.25%		4.44%		3.50%
	$100,000 – $249,999	3.50%		3.63%		3.00%
	$250,000 – $499,999	2.50%		2.56%		2.15%
	$500,000 – $999,999	2.00%		2.04%		1.75%
	$1,000,000 or more	0.00%		0.00%		0.00	%(c)(d)

Columbia Absolute Return Currency and Income Fund,

Columbia Floating Rate Fund,

Columbia Inflation Protected Securities Fund,

RiverSource Intermediate Tax-Exempt Fund,

Columbia Limited Duration Credit Fund and

RiverSource Short Duration U.S. Government Fund

	$0 – $99,999 $100,000 – $249,999 $250,000 – $499,999 $500,000 – $999,999 $1,000,000 or more	3.00 2.50 2.00 1.50 0.00	% % % % %	3.09 2.56 2.04 1.52 0.00	% % % % %	2.50 2.15 1.75 1.25 0.00	% % % % %(c)(d)

Columbia California Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund,	$0 – $99,999	3.25%		3.36%		2.75%
Columbia Georgia Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund,	$100,000 – $249,999	2.50%		2.56%		2.15%
Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,	$250,000 – $499,999	2.00%		2.04%		1.75%
Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund,	$500,000 – $999,999	1.50%		1.53%		1.25%
Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%		0.00%		0.00	%(c)(d)
Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund,
Columbia Short-Intermediate Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund,
Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

C-9

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
Columbia Short-Term Bond Fund and	$0 – $99,999	1.00%	1.01%	0.75%
Columbia Short-Term Municipal Bond Fund	$100,000 – $249,999	0.75%	0.76%	0.50%
	$250,000 – $999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class – Reductions/ Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.

(d)

For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Columbia fund shareholders who purchased shares of a legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

C-10

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

FUNDamentalsTM

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

Class A Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares – Commission Schedule (Paid by the Distributor to Selling and/or Service Agents)*

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%**
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.

**	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares — Sales Charges

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details. Also, you will not

C-11

pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds except those listed to the right

Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond
Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund,
Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland
Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia
New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund,
Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal
Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund,
Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and
Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

**	For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares – Commissions

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

C-12

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For details, see Choosing a Share Class — Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	is reduced to 0.00% on shares redeemed a year or more after purchase.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class E Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class E shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class E Shares – Front-End Sales Charge – Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 – $49,999	4.50%	4.71%	4.00%
$50,000 – $99,999	3.50%	3.63%	3.00%
$100,000 – $249,999	2.50%	2.56%	2.00%
$250,000 – $499,999	1.25%	1.27%	1.00%
$500,000 – $999,999	0.00%	0.00%	0.00%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

C-13

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources: 1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

Class E Shares – CDSC

In some cases, you’ll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

•

If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

Class E Shares – Commissions

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

Class E Shares – Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $2,999,999	1.00%
$3 million – $4,999,999	0.50%
$5 million or more	0.25%

Class F Shares – Sales Charges

You don’t pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

Class F Shares – CDSC

The CDSC you pay on Class F shares depends on how long you’ve held your shares:

Class F Shares – CDSC Schedule

Number of Years Class F Shares Held	Applicable CDSC*
One	5.00%
Two	4.00%

C-14

Class F Shares – CDSC Schedule

Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class E Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class F Shares — Commissions and Conversion to Class E Shares

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you’ve owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

•	Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

•

You’ll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class R Shares – Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

Class R Shares – Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 – $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. See Choosing a Share Class – Distribution and Service Fees for details.

Class T Shares – Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

C-15

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
Equity Funds	$0 – $49,999	5.75%	6.10%	5.00%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Fixed Income Funds	$0 – $49,999	4.75%	4.99%	4.25%
	$50,000 – $99,999	4.50%	4.71%	3.75%
	$100,000 – $249,999	3.50%	3.63%	2.75%
	$250,000 – $499,999	2.50%	2.56%	2.00%
	$500,000 – $999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)

Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

(d)

For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

Class T Shares – CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

C-16

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

Class T Shares – Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares – Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent’s failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.

C-17

FUNDamentalsTM

Your “Immediate Family” and Account Value Aggregation

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class – Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

C-18

•

Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the Merger SAI for more information about the sales charge reductions and waivers.

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, Class F and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares – Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the Merger SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the Merger SAI.

C-19

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the Merger SAI for more information about the sales charge reductions and waivers described here.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Funds or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed. If your original purchase was in Class T shares, you will be allowed to reinvest in the same Class T shares account and Fund you originally purchased.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(a)(b)
Class C	0.75%	0.25%	1.00%(d)
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	None
Class R (Legacy Columbia funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	None	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none
(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

C-20

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Asset Allocation Fund, Columbia Balanced Fund, Columbia Conservative High Yield Fund, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of the their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

Columbia Blended Equity Fund, Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Federal Securities Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Liberty Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia International Growth Fund, Columbia International Stock Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Mid Cap Core Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Short-Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund, Columbia World Equity Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

C-21

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Columbia Asset Allocation Fund II, Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Global Value Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares.

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund – The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund’s average daily net assets.

Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets.

Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund – The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund – The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which,

C-22

prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f)

The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder servicing plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services. Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%.

C-23

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling and/or Servicing Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the Merger SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the Merger SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described herein. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

C-24

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV =	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentalsTM

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the investment manager’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

C-25

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund’s net asset value per share on that day. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution – including commercial banks, credit unions and broker/dealers – that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

C-26

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Customer Identification Program

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Class A, B, C, T and Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Class A, B, C, T and Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

C-27

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

C-28

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described herein (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

Not all selling and/or servicing agents offer the Funds and certain selling and/or servicing agents that offer the Funds may not offer all Funds on all investment platforms. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the

C-29

Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling and/or servicing agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies not described herein. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

C-30

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividends and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class – Class A Shares – Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class E and Class F Shares Closed

Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.

Class I Shares

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

C-31

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investment and Account Balance — Class Z Shares Minimum Investments”

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments, Additional Investments and Account Balances

The table below shows the Fund’s minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

C-32

Minimum Investment and Account Balance

	Minimum Initial investment		Minimum Additional investments	Minimum Account balance
For all Funds, classes and accounts except those listed below (non-qualified)	$2,000	(a)	$100	$250	(d)

Individual Retirement Accounts	$1,000		$100	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000		$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000		$100	$2,500

Class I, Class R	none		none	none

Class W	$500		none	$500

Class Y	variable	(b)	$100	$250

Class Z	variable	(a)(c)	$100	$250	(d)

(a)

If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.

(b)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Y Shares.

(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
(d)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

C-33

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum Initial investment		Minimum Additional investments	Minimum Account balance*
For all Funds, classes and accounts except those listed below (non-qualified)	$100	*(a)	$100	none	*(b)

Individual Retirement Accounts	$100	*(b)	$50	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000		$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000		$100	$2,500

Class I, Class R	none		none	none

Class W	$500		none	$500

Class Y	variable	(c)	$100	none

Class Z	variable	(d)	$100	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:

(a) money market Funds — $2,000; and

(b) money market Funds — $1,000.

(c)

The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares – Buying Shares – Eligible Investors – Class Y Shares.

(d)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

C-34

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

•	Certain other investors as set forth in more detail in the Merger SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.

Electronic Funds Transfer

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

C-35

•	You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class’ minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were both in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

C-36

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

•

For Class E shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary’s name. For Class F shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary’s name. After such conversion, the beneficiary’s shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

•

For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non–money market Fund. If you hold your Fund shares through certain selling and/or servicing agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your financial advisor for more information.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

C-37

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling and/or servicing agent

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described herein, including different transaction limits, exchange policies and sale procedures.

C-38

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by writing the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ websites and/or by calling the Funds’ telephone numbers listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject

C-39

to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the Merger SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

•

For tax-exempt Funds: Tax-exempt Funds expect that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax.

•

For tax-exempt Funds: The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	For taxable fixed income Funds: Taxable fixed-income Funds expect that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from

C-40

certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income Funds and tax-exempt Funds: Taxable fixed income Funds and tax-exempt Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•

For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct TIN or SSN or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

•

Class E and Class F shareholders, under the Columbia Gift Plan, the trustee will file all federal and state income tax returns and pay all related income taxes for income and capital gains earned prior to the trust’s termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income and capital gains earned by the trust on his or her own tax returns and to pay any related income taxes.

•

Class E and Class F shareholders, you should consult with your own tax advisor about the particular tax consequences to you of making a gift and holding Fund shares through a trust, including any applicable federal or state estate or gift tax consequences.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay

C-41

the Transfer Agent a fee that may vary by class, as set forth in the Merger SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The Merger SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

ADDITIONAL MANAGEMENT INFORMATION

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the Merger SAI for information on the percent of the Fund owned by affiliated products.

Cash Reserves. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the Merger SAI.

The website references herein are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this combined proxy statement/prospectus.

C-42

Exhibit D

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trust/Articles of Incorporation and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Funds Columbia Georgia Intermediate Municipal Bond Fund and Columbia Maryland Intermediate Municipal Bond Fund.

Group B:	Selling Funds Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund. Buying Funds Columbia Connecticut Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund.

Group C:	Buying Fund Columbia Minnesota Tax-Exempt Fund[1]

Group D:	Selling Fund Seligman Minnesota Municipal Fund

Group E:	Selling Fund RiverSource Intermediate Tax-Exempt Fund

Policy	Group A	Group B	Group C	Group D	Group E
Shareholder Liability

Shareholders of the Trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

In addition, any shareholder or

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

				Under the Maryland General Corporation Law (“MGCL”), a stockholder of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed upon price for the stock has not been paid or liability is otherwise imposed under the MGCL.	Under Minnesota law, a shareholder’s liability to the corporation or its creditors is limited to paying the amount agreed to be paid for the shares which the shareholder holds or has agreed to purchase.

[1]

The Board of RiverSource Special Tax-Exempt Series Trust has approved the Redomiciling of Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, into a newly created series of RiverSource Series Trust that has also been named Columbia Minnesota Tax-Exempt Fund (the “Redomiciling”). The Redomiciling is subject to approval by the shareholders of Columbia Minnesota Tax-Exempt Fund. If the Redomiciling is approved by shareholders of Columbia Minnesota Tax-Exempt Fund, the Buying Fund will be governed by charter documents in Group B. If the Redomiciling has not been completed prior to the Closing of the Reorganization, the Buying Fund will be governed by charter documents in Group C.

Policy	Group A	Group B	Group C	Group D	Group E
former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Shareholder Voting Rights

Shareholders have only the powers to vote on matters as the Trustees may consider desirable and so authorize, and those voting powers expressly granted under the1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the Trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the Trustees determine otherwise.

Each whole share is entitled to one

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of Trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class

			The Shareholders have power to vote only (i) for the election or removal of Trustees, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a contracting party as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any series of the Trust, (iv) with respect to certain amendments to the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the	On each matter submitted to vote of the stockholders, each holder of the Corporation’s common stock is entitled to one vote for each such share of common stock held standing in his name on the books of the Corporation irrespective of the series thereof and all shares of all series vote as a single class (“Single Class Voting”); provided, however, that (A) as to any matter with respect to which a separate vote of any series by the Investment Company Act of 1940 (the “1940 Act) or would be required under the MGCL, the requirements as to a separate vote by that Class shall apply in lieu of Single Class Voting as described above; (B) in the event that the separate vote requirements referred to in (A) above apply with respect to one or more Classes, then, subject to (C) below, the Shares of all other Classes shall vote as a single class; and (C) as to any matter which does not affect the interest of a particular Class, only the holders

At all meetings of the shareholders, each shareholder of record entitled to vote is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Shareholders have the power to vote (i) for the election of Directors; (ii) on most amendments to the corporation’s Articles of Incorporation and on certain amendments to the corporation’s By-Laws; (iii) on certain proposed mergers and exchanges to which the corporation is a party; (iv) on the proposed sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business; and (v) on the proposed dissolution of the corporation.

At all elections of Directors, each

Policy	Group A	Group B	Group C	Group D	Group E
vote as to any matter on which it is entitled to vote, and each fractional share is entitle to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

action on behalf of the Trust or shareholder, (iii) with respect to termination of the Trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any State, or as the Trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3)

Trust or any series of the Trust, or the shareholders of any of them (provided, however, that a shareholder of a particular series of the Trust will not in any event be entitled to maintain a derivative or class action on behalf of any other series of the Trust or the shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable.

If and to the extent that the Trustees determine that such action is required by law or by the Declaration of Trust, they are required to cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a separate vote of the outstanding shares of each series of the Trust entitled to vote thereon; provided, that (i) when expressly required by the 1940 Act or by other law, actions of shareholders shall be taken by a vote of all outstanding shares of each series or class whose holders are entitled to vote thereon; and (ii) when the of Shares of the one or more affected Classes shall be entitled to vote.

As to any matter with respect to which a separate vote of any class is required by the 1940 Act or by MGCL, such requirement as to a separate vote by the class applies in lieu of Single Class Voting, and, if permitted by the 1940 Act or any rules, regulations or orders thereunder or under the MGCL, all classes of a particular series vote together as a single class on any matter that has the same effect on each class of that series. As to any matter that does not affect the interest of a particular class, only the holders of shares of the affected class are entitled to vote.

There is no cumulative voting in the election of Directors.

shareholder is entitled to as many votes equal to the number of dollars of net asset value of shares owned multiplied by the number of Directors to be elected and may cast all of such votes for a single Director or may distribute them among the number to be voted for, or any two or more of them.

The standard form of certifying resolution creating rights and preferences for series of capital stock provides that each share may be voted by series (i) as required by the provisions of the 1940 Act and all rules and regulations promulgated thereunder; (ii) when the Board of Directors determines that a matter affects series in a materially different way; or (iii) when the Board of Directors determines a matter affects only one or some of the series. In addition, under Minnesota law, shareholders are entitled to vote as separate series or classes with respect to certain amendments to the corporation’s Articles of Incorporation and on certain mergers and exchanges to which the corporation is a party.

Policy	Group A	Group B	Group C	Group D	Group E
when the matter affects only the interests of one or more series or classes. There is no cumulative voting in the election of Trustees.

Trustees determine that any matter to be submitted to a vote of shareholders affects only the rights or interests of shareholders of one or more but not all series or of one or more but not all classes of a single series (including without limitation any distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to any such series of the Trust or class), then only the shareholders of the series or classes so affected will be entitled to vote thereon.

Without limiting the generality of the foregoing, the holders of such classes as may be established by the Trustees of any series, each voting as a separate class, will have exclusive voting rights with respect to provisions of any distribution plan adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act (a “Plan”) applicable to the class of shares of such series of the Trust.

On each matter submitted to a vote of the shareholders, other than the election of any Trustee, each holder of shares of any series is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is be entitled to a proportionate

Policy	Group A	Group B	Group C	Group D	Group E

fractional vote. At all elections of Trustees, each holder of shares of any series is entitled to as many votes as equals the dollars of net asset value multiplied by the number of Trustees to be elected and may cast all of such votes for a single Trustee or may distribute them among the number to be voted for, or any two or more of them. Shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two (2) or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

A “Majority Shareholder Vote”, as defined below, at a meeting of which a quorum is present will decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or the By-Laws, or when the Trustees in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more

Policy	Group A	Group B	Group C	Group D	Group E

particular series or classes.

A “Majority Shareholder Vote,” as used with respect to the election of any Trustee at a meeting of shareholders, means the vote for the election of such Trustee of a plurality of all outstanding shares of the Trust, without regard to series or class, represented in person or by proxy and entitled to vote thereon, provided that a quorum is present, and as used with respect to any other action required or permitted to be taken by shareholders, means the vote for such action of the holders of that majority of all outstanding shares (or, where a separate vote of shares of any particular series or class is to be taken, the affirmative vote of that majority of the outstanding shares of that series or class) of the Trust which consists of: (i) a majority of all shares (or of shares of the particular series or class) represented in person or by proxy and entitled to vote on such action at the meeting of shareholders at which such action is to be taken, provided that a quorum is present; or (ii) if such action is to be taken by written consent of shareholders, a majority of all shares (or of shares of the particular series or class) issued and outstanding and entitled to vote on such action;

Policy	Group A	Group B	Group C	Group D	Group E
provided, that (iii) as used with respect to any action requiring the affirmative vote of “a majority of the outstanding voting securities”, as the quoted phrase is defined in the 1940 Act, of the Trust or of any series, “Majority Shareholder Vote” means the vote for such action at a meeting of shareholders of the smallest majority of all outstanding shares of the trust (or of shares of the particular series or class) entitled to vote on such action which satisfies such 1940 Act voting requirement.

Shareholder Meetings

The Trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove Trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the Trustees, the chairman of the Trustees or the president of the Trust may call shareholder meetings.

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.

Shareholder meetings will be held when called by the Trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the Trustees deem necessary or desirable.

Meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as provided by the Declaration of Trust, or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of shareholders will be given or caused to be given by the Trustees by mailing such notice at least ten (10) days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust. If a meeting of Shareholders has not been held during the immediately preceding fifteen (15) months for

Regular stockholder meetings are not required, unless stockholders are required to meet for the purposes of electing Directors pursuant to the 1940 Act.

The chairman of the Board of Directors, president, chief executive officer or Board of Directors may call a special meeting of the stockholders.

In addition, a special meeting of stockholders will be called by the secretary of the corporation on the written request of stockholders holding at least a majority of the voting power of all shares entitled to vote. The stockholders must send written notice to the secretary and other procedural requirements must be met.

Any special meeting to be held pursuant to stockholders’ request may not be held more than 90 days after the record date for the meeting.

Regular shareholder meetings are not required; however, a majority of Directors present at a duly held meeting may call a regular meeting of shareholders by fixing the date, time and place for a meeting.

If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer. Within 30 days after receipt of the demand by one of those officers, the Board of Directors must cause a regular meeting of shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the Fund.

Special meetings of the shareholders may be called at any time as provided for by the laws of the State of Minnesota.

Policy	Group A	Group B	Group C	Group D	Group E
the purpose of electing Trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares entitled to vote may demand a meeting of shareholders for the purpose of electing Trustees by written notice of demand given to the Trustees. Within thirty (30) days after receipt of such demand, the Trustees will call and give notice of a meeting of shareholders for the purpose of electing Trustees. If the Trustees fail to call such meeting or give notice thereof, then the shareholder or shareholders making the demand may call and give notice of such meeting at the expense of the Trust. The Trustees will promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding. If the Trustees fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least ten percent (10%) of the shares then outstanding requesting that a meeting be called for any other purpose requiring action by the shareholders as provided in the Declaration of Trust or the By-

In addition, a special meeting of shareholders may be called at any time by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination must be called by 25% or more of the voting power of all shares entitled to vote.

Policy	Group A	Group B	Group C	Group D	Group E
Laws, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting, and thereupon the meeting will be held in the manner provided for by the Declaration of Trust in case of call thereof by the Trustees.

Shareholder Quorum

Except when a larger quorum is

required by applicable law, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more series or classes of the Trust is to vote as a single class separate from any other shares, thirty-three and one-third percent (33 1/3%) of the shares of each such series or classes entitled to vote constitutes a quorum at a shareholder’s meeting of that series.

A meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares represented at the meeting, either in person or by proxy. If a meeting is adjourned, notice does not need to be given of the adjourned meeting date unless a new record date for the adjourned meeting is set or unless the adjourned meeting is to take place more than sixty (60) days from the date set for the original meeting, in which case the Board of Trustees would be required to

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Ten percent (10%) of the outstanding shares entitled to vote without regard to series is a quorum for the transaction of business at a shareholders’ meeting, but any lesser number will be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

The presence in person or by proxy of the holders of record of one-third of the shares of all Series and classes issued and outstanding and entitled to vote at a meeting constitute a quorum except as otherwise provided by law or the Articles of Incorporation. Where the holders of shares of any Series or class are entitled to vote separately as a class, the presence in person or by proxy of the holders of one-third of the shares of that separate class issued and outstanding and entitled to vote at the meeting constitutes a quorum for that vote.

If a quorum is not present or represented at the meeting, the holders of a majority of the shares present in person or by proxy and entitled to vote have the power to adjourn the meeting without notice other than announcement at the meeting, until a quorum is present. If, however, such quorum is not present at any meeting of the stockholders, the stockholders or the chairman of the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

The holders of at least 10% of the shares outstanding and entitled to vote, present in person or by proxy, constitute a quorum, but the holders of a smaller amount may adjourn without further notice, other than by notice at the time, until a quorum is secured at any such adjourned meeting. In case a quorum is not present, the meeting may be adjourned without notice other than by notice at the meeting. At any adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

Policy	Group A	Group B	Group C	Group D	Group E
	set a new record date.			The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the Trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if shareholders who hold at least ten percent (10%) of the shares entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as is required by the 1940 Act or by any express provision of the Declaration of Trust or the Bylaws or as is permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders, to the same extent and for the same period as proxies given in connection with a shareholders’ meeting.

Such consent is treated for all purposes as a vote taken at a meeting of shareholders.

				Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each Director and is filed with the minutes of proceedings of the Board of Directors.	An action required or permitted to be taken at a shareholder meeting may be taken by written action signed, or consented to by authorized electronic communication, by all of the shareholders entitled to vote on that action. Such a written action is not effective if it is signed or consented to by fewer than all the shareholders entitled to vote on the action.

Notice to Shareholders of Record Date	Notice of any meeting of shareholders must be given by the Trustees, chairman of the Trustees or president not less than 7 days nor more than 120 days before the date of the meeting.	Written notice of any meeting of shareholders must be given by the Trustees at least 7 days before the meeting. The Trustees may set a record date for the purpose of	Written notice of any meeting of shareholders is required to be given or caused to be given by the Trustees by mailing such notice at least ten (10) days before such meeting, postage prepaid, stating the time, place	Not less than ten nor more than 90 days before each meeting of stockholders, the secretary is required to give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and	In general, shareholders who are entitled to vote at a shareholder meeting must be given notice of the meeting at least ten and not more than 60 days before the meeting. In certain cases, the notice of meeting must include specified information required by Minnesota law.

Policy	Group A	Group B	Group C	Group D	Group E
	The Trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more than 120 days before the date of the meeting.	determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than ninety (90) days prior to the date of any meeting of shareholders or other action as the date and time of record for the determination of shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as shareholders of record for purposes of such other action, and any shareholder who was a shareholder at the date and time so fixed will be entitled to vote at such meeting or any adjournment thereof or to be treated as a shareholder of record for purposes of such other action, even though he has since that date and time disposed of his place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose or purposes for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by overnight delivery service, by transmitting the notice by electronic mail or any other electronic means or by any other means permitted by Maryland law. If mailed, such notice will be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.

The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, will not be prior to the close of business on the day the record date is fixed and will be not more than 90 days and not less than ten days before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such

The Board of Directors can establish a record date for determining the shareholders who are entitled to vote at a shareholder meeting. The record date cannot be more than 60 days before the date of the meeting.

Policy	Group A	Group B	Group C	Group D	Group E
shares, and no shareholder becoming such after that date and time will be so entitled to vote at such meeting or any adjournment thereof or to be treated as a shareholder or record for purposes of such other action.

books will be closed for at least ten days before the date of such meeting.

If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in the By-Laws, such determination will apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired, or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date will be determined as set forth herein.

Shareholder Proxies

Shareholders my vote in person or by proxy.

Unless the Trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefacsimile, telephone or through the Internet, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the shareholders of any series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two (2) or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its

A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted or not prohibited by law. Such proxy or evidence of authorization of such proxy is required to be filed with the secretary of the Corporation before or at the meeting. No proxy will be valid more than eleven months after its date unless otherwise provided in the proxy.

At each shareholder meeting, the polls may be opened and closed, the proxies and ballots may be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies, and acceptances or rejections of votes may be decided by two (2) inspectors of election.

Minnesota law provides that shareholders can submit proxies in writing or by telephonic transmission or authenticated electronic communication. It also provides that the Board of Directors can establish procedures whereby a record holder can certify in writing that another person is the

Policy	Group A	Group B	Group C	Group D	Group E

proposal by the officers or Trustees, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other permissible methods of transmission.

The Trustees may appoint inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies

		valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.	exercise and the burden of proving invalidity rests on the challenger.		beneficial owner of shares, and the beneficial owner then can vote the shares or appoint a proxy.

Director/Trustee Power to Amend Organizational Document	The Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust; provided that shareholders have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to shareholders by the Trustees at their discretion.

The Trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then Trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The Trustees need not, however, provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

			The provisions of the Declaration of Trust may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of the Trustees). Any amendment to the Declaration of Trust that adversely affects the rights of all shareholders may be adopted at any time by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to a vote of a majority of the Trustees) when authorized to do so by the vote of shareholders holding a majority	The corporation may amend the Articles of Incorporation if a majority of all the outstanding shares of all classes or the affected class or classes entitled to vote, vote in favor of the amendment, or consent in writing to such amendment.	The Articles of Incorporation may be amended, altered, changed or repealed in a manner prescribed by the laws of the State of Minnesota.

Policy	Group A	Group B	Group C	Group D	Group E

of all the shares outstanding and entitled to vote, without regard to series, or if said amendment adversely affects the rights of the shareholders of less than all of the series of the Trust or of less than all of the classes of shares of any series, by the vote of the holders of a majority of all the shares entitled to vote of each series or of each class, as the case may be, so affected. Subject to the foregoing, any such amendment will be effective when the terms thereof have been duly adopted, as aforesaid. A certificate (which may be a part of such instrument) to the effect that such amendment has been duly adopted, and setting forth the circumstances thereof, will be executed and acknowledged by a Trustee or officer of the Trust and filed with the Secretary of the Commonwealth of Massachusetts.

The By-Laws may be altered, amended or repealed, in whole or in part, at any time by vote of the holders of a majority of the shares (or whenever there is more than one series of shares, of the holders of a majority of the shares of each series) issued, outstanding and entitled to vote. The Trustees, by vote of a majority of the Trustees, may alter, amend or repeal the By-

Policy	Group A	Group B	Group C	Group D	Group E
Laws, in whole or in part, including By-Laws adopted by the shareholders, except with respect to any provision thereof which by law, the Declaration of Trust or the By-Laws requires action by the shareholders; provided, that no later than the time of giving notice of the meeting of shareholders next following the alteration, amended or repeal of the By-Laws, in whole or in part, notice thereof, stating the substance of such action is required to be given to all Shareholders entitled to vote. By-Laws adopted by the Trustees may be altered, amended or repealed by the shareholders.

Termination of Corporation/Trust	The Trust and any series thereof may be terminated at any time by the Board of Trustees with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

The Trust may be terminated by the Trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class.

The Trust may be terminated at any time by a majority of the Trustees, subject to the favorable vote of the holders of not less than a majority of the shares outstanding and entitled to vote of each series of the Trust, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such shares, or by such greater or different vote of shareholders of any series as may be established by the certificate of designation by which such series was authorized. Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether

Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of common shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its articles of incorporation for approval of these matters by a different percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Corporation’s Articles of Incorporation provides for approval of the above matters, including dissolution or termination of the

In order to dissolve a Minnesota corporation, the affirmative vote of a majority of the voting power of all shares entitled to vote is required. In order to discontinue an individual class or series of shares without dissolving the corporation, an amendment to the corporation’s Articles of Incorporation is required. In order to adopt such an amendment, shareholders must approve the amendment by the affirmative vote of the greater of (i) a majority of the voting power of the shares of that class or series present and entitled to vote or (ii) a majority of the voting power of the minimum number of shares of such class or series entitled to vote that would constitute a quorum for the transaction of business at the meeting (a “Minnesota Statutory Vote”).

Policy	Group A	Group B	Group C	Group D	Group E
			due or accrued or anticipated as may be determined by the Trustees, the Trust will in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, Securities or other property, or any combination thereof, and distribute the proceeds to the shareholders.	Corporation, upon approval by the holders of a majority of the votes entitled to be cast on the matter.	The Board of Directors, acting without a shareholder vote, does not have the power to dissolve the corporation or to discontinue an individual class or series of shares.

Merger or Consolidation	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Trustees may accomplish such merger or consolidation with written notice to shareholders but without the vote of shareholders, unless such shareholder vote is required by law.	Subject to applicable laws, the Trustees may, without shareholder consent, cause the Trust or any series to be merged or consolidated with another trust or company. The Trustees may also transfer all or a substantial portion of the Trust’s assets to another fund or company.	The Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of the United States or any State of the United States, or may transfer such assets to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series), or to the extent permitted by law then in effect may merge or consolidate the Trust or any series of the Trust with any other trust or any corporation, partnership, or association organized under the laws of the United States or any State of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a majority of the Trustees and approved by the	The corporation has the right to take any lawful action to make any amendment to the Articles of Incorporation, including the right to make any amendment authorizing any sale, lease, exchange or transfer of the property and assets of the Corporation, if a majority of all the shares of all series and classes affected by such action and outstanding and entitled to vote, vote in favor of such action or amendment, or consent thereto in writing.

In most cases, any merger or exchange in which a Minnesota corporation is not the continuing entity, and any sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business, requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Any sale of the assets belonging to an individual series of shares of a Minnesota corporation in exchange for shares of another corporation or trust or shares of another series of the corporation, while leaving other series of the corporation outstanding, would require an amendment to the corporation’s Articles of Incorporation. In order to adopt such an amendment, shareholders of that series would have to approve the amendment by a Minnesota Statutory Vote.

Policy	Group A	Group B	Group C	Group D	Group E

affirmative vote of the holders of not less than a majority of the shares outstanding and entitled to vote of each series whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such shares, and/or by such other vote of any series as may be established by the certificate of designation with respect to such series. Following such transfer, the Trustees sill distribute the cash, shares or other securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various series of which the assets have so been transferred) among the shareholders of the series of which the assets have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust will be terminated.

Nothing in the above paragraph, however, shall be construed as requiring approval of shareholders for the Trustees or organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations, and to sell, convey or transfer less than

Policy	Group A	Group B	Group C	Group D	Group E
substantially all of the Trust property or the assets belonging to any series to such organizations or entities.

Removal of Directors/Trustees

A Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees.

In addition, if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

		Trustees may be removed with or without cause by majority vote of the Trustees.	Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date upon which such removal will become effective; or (ii) by vote of shareholders holding not less than two-thirds (2/3) of the shares of each series then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds (2/3) of the shares of each series then outstanding and filed with the Trust’s custodian.	Under MGCL, stockholders of the Fund may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Under Minnesota law, the Board of Directors can remove a Director by a majority vote of the remaining Directors, but only if the Director was appointed by the Board of Directors to fill a vacancy and has not subsequently been elected by shareholders.

In all other cases, a Director can only be removed by shareholder vote. In general, such removal requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of Directors. However, where a corporation has cumulative voting (as do the Funds), unless the entire Board of Directors is removed simultaneously, a Director is not removed from the Board of Directors if there are cast against removal of the Director the votes of a proportion of the voting power sufficient to elect the Director at an election of the entire Board of Directors under cumulative voting.

Director/Trustee Committees	The Trust has two standing committees that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Trustees may, with a majority vote of the Trustees, appoint from their number other committees consisting of two or more Trustees which may be delegated such authority as the Trustees consider desirable. The Trustees may also abolish the non-standing committees with a	The Trustees may appoint from their own number and terminate committees consisting of one or more Trustees, which may exercise the powers and authority of the Trustees to the extent that the Trustees determine.	The Trustees, by vote of a majority of the Trustees, may elect an Executive Committee and any other committees and may delegate thereto some or all of their powers except those which by law, by the Declaration of Trust or by the By-Laws may not be delegated; provided, that the Executive Committee will not be empowered to elect the president or the treasurer, to amend the By-Laws, or to

The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Board Operations Committee, a Nominating Committee and other committees, composed of one or more Directors, to serve at the pleasure of the Board of Directors. Any director may give notice to the Board of Directors at any time of his or her resignation from any committee on which he or she serves.

The Board of Directors may delegate to committees appointed pursuant to the Articles

The corporation’s By-Laws provide that the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee of two or more Directors, which may meet at stated times or on notice to all by any of their number during intervals between meetings of the Board of Directors. The Executive Committee will advise with and aid the officers of the Fund in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such

Policy	Group A	Group B	Group C	Group D	Group E

majority vote of the Trustees.

Each committee may elect a chair and each committee must maintain records of its meetings and report its actions to the full Board of Trustees.

A majority of the authorized number of committee members shall constitute a quorum for the transaction of business of such committee, unless the Board of Trustees designates a lower percentage.

perform any act for which the action of a majority of the Trustees is required by law, by the Declaration of Trust or by the By-Laws. The members of any Committee serve at the pleasure of the Trustees.

of Incorporation any of the powers of the Board of Directors, except as prohibited by law.

Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent to such action in writing or by electronic transmission is given by each member of the committee and filed with the minutes of proceedings of such committee.

Subject to the previous sections, the Board of Directors has the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board of Directors, the members of a committee have the power to fill any vacancies on such committee.

powers as may be delegated to it from time to time by the Board of Directors.

The Board of Directors also may, by resolution passed by a majority of the whole Board of Directors, appoint any other committee or committees for any purpose or purposes, which committee or committees will have such powers as specified in the resolution of appointment. The quorum for such committee established by the Board of Directors is two members regardless of the number of members serving on the committee

Director/Trustee Liability	Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Additionally, Trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the Trust or for any act or omission of any other Trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a

The Trustee, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or will be deemed to be acting as Trustees of the Trust and not in their own capacities. No Trustee will be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other person or persons in connection with the assets or affairs of the Trust or of any series of the Trust, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the

A Director or officer of the corporation will not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

Directors and officers will not be protected from liability to the corporation or shareholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

To the full extent permitted by the laws of the State of Minnesota, no Director of the Fund will be liable to the Fund or to its shareholders for monetary damages for breach of fiduciary duty as a Director but such limit on liability will be permitted only to the extent allowable under the provisions of the 1940 Act.

Under Minnesota law, the foregoing provision is not effective to eliminate a Director’s personal liability to the Funds or its shareholders for, among other things, (i) any breach of the Director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; or (iii) any transaction from which the Director derived an

Policy	Group A	Group B	Group C	Group D	Group E
committee, are not held to any higher standard than their non-expert counterparts.

discharge of his functions. The Trust (or if the matter relates only to a particular series of the Trust, that series) will be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such series in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such series, and all persons dealing with the Trust or any series of the Trust will be deemed to have agreed that resort shall be had solely to the Trust property of the Trust or the series of the Trust for the payment or performance thereof.

The Trustees are required to use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer will give notice that the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and will recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the shareholders improper personal benefit.

Policy	Group A	Group B	Group C	Group D	Group E

individually but are binding only upon the assets and property of the Trust, or the particular series of the Trust in question, as the case may be, but the omission thereof will not operate to bind any Trustees or Trustee or officers or officer or shareholders or shareholder individually, or to subject the assets of a series the obligations of any other series.

The exercise by the Trustees of their powers and discretions hereunder is binding upon everyone interested. Subject to the rights to indemnification described below, a Trustee will be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees will not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, investment manager, administrator, distributor or principal underwriter, custodian or transfer agent, dividend disbursing agent, shareholder servicing agent or accounting agent of the Trust, nor will any Trustee be responsible for the act or omission of any other Trustee;

Policy	Group A	Group B	Group C	Group D	Group E

(ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and will be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, will be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the Trustees. The Trustees as such will not be required to give any bond or surety or any other security for the performance of their duties.

Director/Trustee Indemnification	The Trust indemnifies the Trustees against expenses, judgments, fines and settlements and other amounts actually and reasonably incurred in connection with any civil or criminal proceeding or investigations, if it is determined that the Trustee acted in good faith and reasonably believed 1) that his or her conduct was in the Trust’s best interests, and 2) that his or her conduct was at least not opposed to the Trust’s best interests, and 3)	The Trust indemnifies each of its Trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a Trustee is finally adjudicated in any	The Trust will indemnify a person made or threatened to be made a party to a proceeding or as a witness by reason of the former or present official capacity of the person against judgments, penalties, fines, including without limitation, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to	The corporation will indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a Director, officer or employee of the corporation or serves or served at the request of the corporation any other enterprise as a Director, officer or employee. To the fullest extent permitted by law, expenses incurred by any such person in defending any such action, suit or proceeding will be paid or reimbursed by	Each person made or threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the Fund by reason of the former or present capacity as a Director of the Fund or who, while a Director of the Fund, is or was serving at the request of the Fund or whose duties as a Director involve or involved service as a director, officer, partner, trustee or agent of

Policy	Group A	Group B	Group C	Group D	Group E

in the case of a criminal proceeding, that he or she had no reasonable cause to believe that the conduct was unlawful.

A Trustee will not, however, be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his or her duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of a proceeding upon a written undertaking by the Trustee to repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification, together with at such action or proceeding not to have acted in good faith in reasonable belief that such Trustee’s action was in the best interests of the Trust; or (ii) where the Trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

Expenses, including counsel fees, so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting

			the acts or omissions of the person complained of in the proceeding, the person: (1) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts of omissions; (2) acted in good faith; (3) received no improper personal benefit; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in his official capacity, reasonably believed that the conduct was in the best interests of the Trust, or reasonably believed that the conduct was not opposed to the best interests of the Trust. If the person’s acts or omissions complained of in the proceeding relate to conduct as a director, officer, trustee, employee, or agent of an employee benefit plan, the conduct is not considered to be opposed to the best interests of the Trust if the person reasonably believed that the conduct was in the best interests of the participants.	the corporation promptly, provided that such person agrees to repay such expenses if it is ultimately determined that such person is not entitled to be indemnified by the corporation. The Articles of Incorporation may not be amended to adversely affect this protection. These provisions do not waive compliance with the Securities Act of 1933 or the 1940 Act or other valid rule, regulation or order of the SEC.	another organization or employee benefit plan, whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, will be indemnified and held harmless by the Fund to the full extent authorized by the Minnesota Business Corporation Act, as the same or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Fund to provide broader indemnification rights than the law permitted the Fund to provide prior to such amendment, or by any other applicable law as then in effect, against judgments, penalties, fines including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred in connection therewith and such indemnification will continue as to any person who has ceased to be a Director or officer and will inure to the benefit of the person’s heirs, executors and administrators provided, however, in an action brought against the Fund to enforce rights to indemnification, the Director will be indemnified only if the action was authorized by the Board of Directors of the Fund. The right to indemnification conferred by the Articles of Incorporation and By-Laws is a contract right and includes the right to be paid by the Fund in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses will be made only upon receipt of a written undertaking

Policy	Group A	Group B	Group C	Group D	Group E
	least on of the following conditions to the advance: 1) security for the undertaking, 2) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances, or 3) a determination by a majority of a quorum of the Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel, based on a review of the readily available facts that there is reason to believe that the Trustee ultimately will be found entitled to indemnification.	on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such Trustee will be found entitled to indemnification under the By-Laws.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, establish that the person did not meet the criteria set forth above.

If a person is made or threatened to be made a party to a proceeding or required to serve as a witness, the person is entitled, upon written request to the Trust, to payment or reimbursement by the Trust of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (i) upon receipt by the Trust of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in the above paragraph have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Trust, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (ii) after a determination that the facts then known to those making the determination would not preclude indemnification under this section. The written undertaking required by clause (i) is an unlimited general by the Director to repay all amounts so paid if it is ultimately determined that the Director is not entitled to indemnification.

Any indemnification under the Articles of Incorporation or the By-Laws is not exclusive of any other rights of indemnification to which the Directors might otherwise be entitled. No indemnification will be made in violation of the Investment Company Act of 1940.

Policy	Group A	Group B	Group C	Group D	Group E

obligation of the person making it, but need not be secured and will be accepted without reference to financial ability to make the repayment.

All determinations whether indemnification of a person is required because the criteria set forth in the first paragraph, above, have been satisfied and whether a person is entitled to payment or reimbursement of expenses in advance of the final disposition of a proceeding will be made: (1) by the Board of Trustees by a majority of a quorum, if the Trustees who are at the time parties to the proceeding are not counted for determining either a majority or the presence of a quorum; (2) if a quorum under clause (1) cannot be obtained, by a majority of a committee of the Board, consisting solely of two or more Trustees not at the time parties to the proceeding, duly designated to act in the matter by a majority of the full Board including Trustees who are parties; (3) if a determination is not made under clause (1) or (2), by special legal counsel, selected either by a majority of the Board or a committee by vote pursuant to clause (1) or (2) or, if the requisite quorum of the full Board cannot be obtained and the committee cannot be established, by a majority of the full Board

Policy	Group A	Group B	Group C	Group D	Group E

including directors who are parties; (4) if a determination is not made under clauses (1) to (3), by the affirmative vote of the shareholders, but the shares held by parties to the proceeding must not be counted in determining the presence of a quorum and are not considered to be present and entitled to vote on the determination; or (5) if an adverse determination is made, or if no determination is made, within 60 days after (i) the later to occur of the termination of a proceeding or a written request for indemnification to the Trust or (ii) a written request for an advance of expenses, as the case may be, by a court, which may be the same court in which the proceeding involving the person’s liability took place, upon application of the person and any notice the court requires. The person seeking indemnification or payment or reimbursement of expenses pursuant to the foregoing has the burden of establishing that the person is entitled to indemnification or payment or reimbursement of expenses.

The Trust may purchase and maintain insurance on behalf of a person in that person’s official capacity against any liability asserted against and incurred by the person in or arising from that capacity, whether or not the

Policy	Group A	Group B	Group C	Group D	Group E

Trust would have been required to indemnify the person against the liability under the provisions of this section.

The Trust agrees that it has a contractual obligation to indemnify each person from the assets of the series of the Trust to which the conduct in question relates as set forth above.

The right of indemnification set forth above will not be considered exclusive of or affect any other rights to which any Trustee may be entitled.

Dividends	The Trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.	Dividends and distributions may be paid to shareholders from the Trust’s net income with the frequency as the Trustees may determine.	Dividends and distributions of shares of a particular series of the Trust may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to such series, as the Trustees may determine, after providing for actual and accrued liabilities of that series of the Trust. Dividends and distributions on shares of a series without separate classes of shares will be distributed pro rata to the holders of shares of that series in	Dividends and distributions on shares of a particular class may be paid to the holders of shares of that class at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that class, after providing for actual and accrued liabilities belonging to that class, as the Board of Directors may determine.	The corporation’s Articles of Incorporation provide that the Directors may declare and pay dividends in their discretion at any time and from time to time to the extent and from such sources as permitted by the laws of the State of Minnesota. Under Minnesota law, the Board of Directors can authorize a dividend if it determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend.

Policy	Group A	Group B	Group C	Group D	Group E
proportion to the number of such shares held by such holders at the date and time of record established for the payment of such dividends or distributions. Dividends and distributions on the shares of a series having separate classes of shares will be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary as between such classes to reflect differing allocations among such classes of the liabilities, expenses, costs, charges and reserves of such Fund, and any resultant differences between the net asset value of such several classes, to such extent and for such purposes as the Trustees may deem appropriate, but dividends and distributions on the shares of a particular class will be distributed pro rata to the shareholders of that class in proportion to the number of such shares held by such holders at the date and time of record established for the payment of such dividends and distributions. Notwithstanding the last two preceding sentences, the Trustees may determine, in connection with any dividend or distribution program or procedure, that no dividend or distribution will be payable on newly-purchased shares as to which the purchase order and/or payment have not

Policy	Group A	Group B	Group C	Group D	Group E
been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions will be payable on shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such shareholder. Dividends and distributions on the shares of a series may be made in cash or shares of any class of that series or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as, but without any load or sales charge.

Capitalization	The beneficial interest in the Trust shall at all times be divided into an unlimited number of shares, without par value.	The beneficial interest in the Trust shall at all times be divided into an unlimited number of shares without par value.	The beneficial interest in the Trust will be divided into shares having a nominal or par value of one cent ($.01) per Share, of which an unlimited number may be issued.	The total number of shares of capital stock of all series and classes which the corporation has authority to issue is 1,300,000,000 shares of the par value of $0.001 per share, having an aggregate par value of $1,300,000.	The Corporation’s articles of incorporation authorize the issuance of up to 10,000,000,000 shares of stock with a par value of $.01 per share. The Board of Directors can authorize the issuance of shares in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as are stated in the Board resolution establishing the class or series. The Board of Directors can, without

Policy	Group A	Group B	Group C	Group D	Group E
shareholder approval, increase or decrease the total number of authorized shares, or the authorized shares of a class or series, in the manner and to the extent set forth under “Directors’ Power to Amend Articles of Incorporation/Trustees’ Power to Amend Declaration of Trust” above.

Number of Directors/Trustees and Vacancies

The number of Trustees may be fixed by the Trustees from time to time by a written instrument signed, or a resolution approved at a duly constituted meeting, by a majority of the Trustees. Provided, however, that the number of Trustees cannot be fewer than 1 or more than 15.

Vacancies in the Board of Trustees may be filled by a majority of the remaining Trustees, even if less than a quorum, or by a sole remaining Trustee, unless the Trustees call a meeting of shareholders for the purpose of electing Trustees. In the event that at any time less than a majority of the Trustees holding office at that time were so elected by shareholders, the Board of Trustees will hold a shareholders’ meeting within 60 days for the election of Trustees to fill such vacancies on the board.

The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause.

Shareholders may fix the number of Trustees and elect Trustees at any meeting of

Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees serving as such may increase (to not more than fifteen (15)) or decrease the number of Trustees to a number other than the number theretofore determined by a written instrument signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of the Trustees). No decrease in the number of Trustees will have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee.

Any vacancy or anticipated vacancy resulting for any reason, including an increase in the number of Trustees, may (but need not unless required by the 1940 Act) be filled by a majority of the Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other individual as such remaining Trustees in their discretion determine; provided, that if there is no Trustees in

The number of Directors will never be fewer than the greater of three and the minimum number required by the MGCL (one), nor more than 20, and the tenure of a Directorship will not be affected by any decrease in the number of Directors.

Any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of Directors may be filled by a majority of the remaining members of the Board of Directors, even if such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of Directors may be filled by a majority of the entire Board of Directors then in office. A Director elected by the Board of Directors to fill a vacancy will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies.

There may be no fewer than two or more than 15 Directors. If a vacancy occurs in the Board of Directors by reason of death, resignation or otherwise, such vacancy may be filled for the unexpired term by a majority vote of the remaining Directors, even if the remaining number of Directors is less than a quorum.

Policy	Group A	Group B	Group C	Group D	Group E
office, such vacancy or vacancies will be filled by vote of the shareholders. Any such appointment or election will be effective upon such individual’s written acceptance of his appointment as a Trustee and his agreement to be bound by the provisions of the Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in the number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in the number of Trustees.

Independent Chair of the Board	The Declaration of Trust does not require an independent chair of the Board of Trustees.	The Declaration of Trust and By-Laws do not require an independent chair of the board of Trustees.	The Board of Trustees are required to elect one independent member to serve as Chair of the Board whose duties include serving as the lead independent Trustee and who presides at each meeting of the Trustees as chairman of the meeting.	The Articles of Incorporation and By-Laws do not require an independent chair of the Board of Directors.	The Corporation’s By-Laws require the Board of Directors to elect one independent member to serve as Chair of the Board of Directors whose duties include serving as the lead independent Director.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the Trust where it may be inspected by any shareholder.	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the Trust where it may be inspected by any shareholder.	The records of the Trust will be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Act.

Under the MGCL, any shareholder or his agent may inspect and copy during usual business hours the corporation’s By-Laws, minutes of the proceedings of the shareholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office.

In addition, one or more persons who together are and for at least six months have been shareholders of record of at least 5 percent

Minnesota law requires the corporation (each Fund) to keep (i) a share register containing the names and addresses of its shareholders and the number and classes of shares held by each; (ii) records of all proceedings of shareholders for the last three years; (iii) records of all proceedings of the Board of Directors for the last three years; (iv) its Articles of Incorporation and Bylaws, as amended; (v) certain financial statements which Minnesota law requires

Policy	Group A	Group B	Group C	Group D	Group E

of the outstanding stock of any class of the corporation may, in person or by agent, on written request, inspect and copy during usual business hours the corporation’s books of account and its stock ledger, present to any officer or resident agent of the corporation a written request for a statement of its affairs, and in the case of any corporation which does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its shareholders.

The corporation’s By-Laws provides that a shareholder with the right, under applicable law, to inspect the corporation’s books of account, stock ledger, or other specified documents of the corporation has no right to make an inspection if the Board of Directors determines that the shareholder has an improper purpose for requesting the inspection.

the corporation (each Fund) to prepare; (vi) all reports to shareholders generally within the last three years; and (vii) a statement of the names and usual business addresses of its Directors and principal officers. The Fund’s shareholders and beneficial owners have the right, upon written demand stating the purpose, at any reasonable time to examine and copy those records which are reasonably related to the stated purpose, provided that the stated purpose is reasonably related to the person’s interest as a shareholder or beneficial owner.

Involuntary Redemption of Accounts	The Trustees may redeem, repurchase and transfer shares pursuant to applicable law.	The Trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of any series or class.	Each Share of any series of the Trust is subject to redemption at the option of the Trust at the redemption price which would be applicable if such share were then being redeemed by the shareholder: (i) at any time, if the Trustees determine in their sole discretion that redemption would be in the best interest of the holders of the shares of the Trust or of any series of the Trust, or (ii) upon such other conditions with respect to maintenance of shareholder accounts of a minimum amount as may from time to time be determined by the Trustees and set forth in the

The Board of Directors may, from time to time in its discretion, authorize the Corporation to require the redemption of all or any part of the outstanding shares of any series or class for the proportionate interest per share in the assets of the corporation belonging to that series or class, or the cash equivalent thereof (being the net asset value per share determined as provided in the Articles of Incorporation), upon the sending of written notice thereof to each shareholder any of whose shares are so redeemed and upon such terms and conditions as the Board of Directors deem advisable.

The Board of Directors may also authorize the officers of the Corporation to repurchase shares of any series or class, either directly or

The Fund may redeem the shares of a shareholder if the amount invested is less than an amount determined by the Board of Directors and set forth in the current Fund prospectus.

Policy	Group A	Group B	Group C	Group D	Group E
			then-current prospectus of such series of the Trust. Upon such redemption the holders of the shares so redeemed will have no further right with respect thereto other than to receive payment of such redemption price.	through an agent. The price to be paid by the corporation upon any such repurchase to be determined, in the discretion of the Board of Directors, in accordance with applicable law.

Exhibit E

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Columbia Funds Series Trust, RiverSource Tax-Exempt Series, Inc. and Seligman Municipal Fund Series, Inc., as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Nominee, the amount of shares of each Fund beneficially owned by the Nominee. It also shows the aggregate value of all investments in shares of the Combined Funds Complex overseen or to be overseen by the Nominees, including notional amounts through the Deferred Compensation Agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Nominee Ownership as of December 31, 2009

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
Columbia Georgia Intermediate Municipal Bond Fund	N/A	A	N/A	A	N/A	A
Columbia Maryland Intermediate Municipal Bond Fund	N/A	A	N/A	A	N/A	A
Seligman Minnesota Municipal Fund	A	N/A	A	N/A	A	N/A
RiverSource Intermediate Tax-Exempt Fund	A	N/A	A	N/A	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Funds Complex Overseen or to be Overseen by the Nominee	E	E	E*	E	D*	A

*	Total includes deferred compensation invested in share equivalents

Fund	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie
Columbia Georgia Intermediate Municipal Bond Fund	A	N/A	N/A	A	N/A	N/A
Columbia Maryland Intermediate Municipal Bond Fund	A	N/A	N/A	A	N/A	N/A
Seligman Minnesota Municipal Fund	N/A	A	A	N/A	A	A
RiverSource Intermediate Tax-Exempt Fund	N/A	A	A	N/A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Funds Complex Overseen or to be Overseen by the Nominee	E	E*	E*	E	E*	E

*	Total includes deferred compensation invested in share equivalents

Fund	Alison Taunton- Rigby	Minor M. Shaw
Columbia Georgia Intermediate Municipal Bond Fund	N/A	A
Columbia Maryland Intermediate Municipal Bond Fund	N/A	A
Seligman Minnesota Municipal Fund	A	N/A
RiverSource Intermediate Tax-Exempt Fund	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Funds Complex Overseen or to be Overseen by the Nominee	E	E

E-1

Interested Nominee Ownership as of December 31, 2009

Fund	William F. Truscott	Anthony M. Santomero
Columbia Georgia Intermediate Municipal Bond Fund	N/A	A
Columbia Maryland Intermediate Municipal Bond Fund	N/A	A
Seligman Minnesota Municipal Fund	A	N/A
RiverSource Intermediate Tax-Exempt Fund	A	N/A
Aggregate Dollar Range of Shares in all Funds in the Combined Funds Complex Overseen or to be Overseen by the Nominee	E	E

E-2

Exhibit F

Board Governance Committee Charter – RiverSource Tax-Exempt Series, Inc. and Seligman

Municipal Fund Series, Inc.

Introduction

The Board of Directors/Trustees of each RiverSource Fund (the “Board”) is responsible for protecting the interests of each RiverSource Fund (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

•	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•	The criteria to be used to determine the size and structure of the Board, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

•	The process for conducting the annual evaluation of the Board’s performance;

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

•

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

•	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

•	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

•	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

•

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members and Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008, amended on November 12, 2009 and further amended on January 13, 2010.

Governance Committee Charter – Columbia Funds Series Trust

1.	Membership. The governance committees (each, a “Governance Committee” and collectively, the “Governance Committees”) of the Boards of Trustees (the “Boards”) of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust (each, a “Fund Company” and collectively, the “Fund Companies”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any Fund Company’s series (each, a “Fund” and collectively, the “Funds”), or any Fund’s investment adviser or principal underwriter (the “Independent Trustees”).

Each Board shall designate the members of its Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman. Each Governance Committee may include advisory members and/or “ex officio” members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by such Governance Committee. Unless the Chairman of a Fund Company’s Board is designated as a full member of that Board’s Governance Committee, the Chairman of the Board shall be an ex officio member of that Governance Committee.

2.	Purpose. Each Governance Committee has been established to make recommendations to its Board on issues related to the Independent Trustees and the composition and operation of the Board and to assume the duties, responsibilities and functions of the Board’s pre-existing Nominating Committee together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of each Governance Committee include:

a.	generally overseeing issues of corporate governance of the Fund Companies;

b.	nominating Independent Trustees;

c.	addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or sub-adviser or any control affiliate thereof (“Unaffiliated Trustees”), including deferred compensation and retirement policies; and

d.	evaluating its Board and the Board’s committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.	Specific Responsibilities and Powers. Each Governance Committee has the responsibility and power to:

a.	consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Trustee vacancies, taking into consideration, among other factors that each Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, each Board and its Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

b.	periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Trustees;

c.	identify and evaluate Independent Trustee candidates according to the relevant criteria;

d.

consider candidates submitted by shareholders or from other sources as it deems appropriate. Each Governance Committee shall be solely responsible for the selection and recommendation of candidates to its Board. Any recommendation should be submitted to Columbia Funds, c/o Secretary, at the principal address shown on its registration statement. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the

Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In the case of any Fund Company holding a meeting of shareholders for the election of Trustees, shareholder submissions will be considered for inclusion in the Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Fund Company’s Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation;

e.	periodically review and make recommendations to its full Board regarding Unaffiliated Trustee compensation;

f.	initiate, oversee and recommend changes to retirement and deferred compensation plans for its Unaffiliated Trustees;

g.	consider, oversee and implement any evaluation process of its Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow;

h.	report its activities to its full Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate;

i.	establish, arrange for and coordinate the participation in, new Trustee orientation and continuing education or information programs for Trustees, as they deem appropriate. Any related costs shall be borne by the Funds; and

j.	evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to address matters relating to such engagement as the Committee deems appropriate.

4.	Procedural Matters.

a.	Each Governance Committee shall meet as often as it deems necessary. Each Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to each such Governance Committee as it may consider appropriate.

b.	Each Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to its full Board. Each Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. Each Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Company and to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

c.	Each Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds. Each Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fee and other retention terms.

Adopted: August 24, 2000

Last Amended: February 25, 2009

Exhibit G

Executive Officer and Director Information

RiverSource Tax-Exempt Series, Inc. and Seligman Municipal Fund Series, Inc.

Information regarding the current executive officers of each of Riversource Tax-Exempt Series, Inc. and Seligman Municipal Fund Series, Inc., and the principal executive officer and directors of Columbia Management, is shown below.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2010)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 – October 2004

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2006)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc. 2001 – 2004

Jeffrey P. Fox (Born [1955]) 105Ameriprise Financial Center Minneapolis, MN 55474	Treasurer (2002)	[None]	Chief Financial Officer, Columbia Management Investment Distributors, LLC (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, General Counsel and Secretary (2006)	Vice President and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Vice President (2010)	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Vice President (2010)	Vice President and Chief Compliance Officer (2010)	Senior Vice President and Chief Compliance Officer, Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Neysa M. Alecu (Born [1964]) 2934 Ameriprise Financial Center Minneapolis, MN 55474	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	[None]	Vice President – Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 – 2008

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	[None]	President and Director (2010)	President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010; Vice President, Columbia Funds, since 2006

Brian J. McGrane [ADDRESS]	[None]	Director, Senior Vice President and Chief Financial Officer	[—]

Columbia Funds Series Trust

Information regarding the current executive officers of Columbia Funds Series Trust and of the executive officers and directors of Columbia Management is shown below.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2009)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, RiverSource Funds since 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 – October 2004

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111	Senior Vice President and Chief Financial Officer (Principal Financial Officer) (2009)	Vice President (2010)	Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President, Secretary and Chief Legal Officer (2010)	Vice President and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Senior Vice President and Chief Compliance Officer (2007)	Vice President and Chief Compliance Officer (2010)	Vice President, RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Chairman of the Board (previously President, Chairman of the Board and Chief Investment Officer from 2001 to April 2010) (2001)	Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Senior Vice President (2010)	President and Director (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Vice President, RiverSource Funds, since 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Senior Vice President (2010)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006); Vice President, RiverSource Funds, since 2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc. 2001 – 2004

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111	Treasurer and Chief Accounting Officer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111	Deputy Treasurer (2010)	Vice President, Mutual Fund Administration (2010)	Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111	Deputy Treasurer (2008)	Vice President, Mutual Fund Administration (2010)	Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111	Vice President (2006)	President and Director (2010)	President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Kathryn Thompson (Born 1967) One Financial Center Boston, MA 02111	Assistant Treasurer (2006)	[None]	Director, Mutual Fund Accounting Oversight and Treasury of Columbia Management, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	[None]	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970) One Financial Center Boston, MA 02111	Assistant Secretary (2005)	[None]	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Assistant Secretary (2010)	[None]	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Name, Year of Birth and Address	Position with the Trust and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Brian J. McGrane [ADDRESS]	[None]	Director, Senior Vice President and Chief Financial Officer	[—]

Exhibit H

Director/Trustee Compensation

Total directors/trustees’ fees paid by each Fund and Columbia Funds Series Trust, RiverSource Tax-Exempt Series, Inc. or Seligman Municipal Fund Series, Inc. to the directors/trustees are listed below for each Fund’s last fiscal year. No director/trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All directors/trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Columbia RiverSource Boards or standing Committees, which are not reflected in the amounts shown.

Independent Director/Trustee Compensation from Funds

Fund	Blatz[1]	Boudreau[2]	Carlson[3]	Carlton[4]	Carmichael[5]	Flynn[6]
For Funds with fiscal years ending March 31
Columbia Georgia Intermediate Municipal Bond Fund	N/A	$4,608	N/A	N/A	$5,546	N/A
Amount deferred	N/A	$1,571	N/A	N/A	$0	N/A
Columbia Maryland Intermediate Municipal Bond Fund	N/A	$4,608	N/A	N/A	$5,546	N/A
Amount deferred	N/A	$1,571	N/A	N/A	$0	N/A
For Funds with fiscal years ending September 30
Seligman Minnesota Municipal Fund	$170	N/A	$176	$156	N/A	$148
Amount deferred	$0	N/A	$0	$50	N/A	$39
For Funds with fiscal years ending November 30
RiverSource Intermediate Municipal Bond Fund	$220	N/A	$227	$203	N/A	$211
Amount deferred	$0	N/A	$0	$75	N/A	$66

[1]

During the calendar year ended December 31, 2009, Ms. Blatz deferred $0 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Blatz’s account under that plan was $[—].

[2]

During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the Deferred Compensation Agreement. As of December 31, 2009, the value of Mr. Boudreau’s account thereunder was $286,846.

[3]

During the calendar year ended December 31, 2009, Mr. Carlson deferred $0 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carlson’s account under that plan was $[—].

[4]

During the calendar year ended December 31, 2009, Ms. Carlton deferred $27,833 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Carlton’s account under that plan was $[—].

[5]

During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the Deferred Compensation Agreement. As of December 31, 2009, the value of Mr. Carmichael’s account thereunder was $1,056,273.

[6]

During the calendar year ended December 31, 2009, Ms. Flynn deferred $87,333 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Flynn’s account under that plan was $[—].

Fund	Hawkins[7]	Hilliard[8]	Jones[9]	Laikind[10]	Lewis[11]	Maher[12]
For Funds with fiscal years ending March 31
Columbia Georgia Intermediate Municipal Bond Fund	$4,608	$4,530	N/A	N/A	N/A	N/A
Amount deferred	$83	$0	N/A	N/A	N/A	N/A
Columbia Maryland Intermediate Municipal Bond Fund	$4,608	$4,530	N/A	N/A	N/A	N/A
Amount deferred	$83	$0	N/A	N/A	N/A	N/A
For Funds with fiscal years ending September 30
Seligman Minnesota Municipal Fund	N/A	N/A	$170	$157	$382	$146
Amount deferred	N/A	N/A	$0	$0	$0	$134
For Funds with fiscal years ending November 30
RiverSource Intermediate Municipal Bond Fund	N/A	N/A	$219	$203	$527	$195
Amount deferred	N/A	N/A	$0	$0	$80	$181

[7]

During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the Deferred Compensation Agreement. As of December 31, 2009, the value of Mr. Hawkins’s account thereunder was $0.

[8]

During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the Deferred Compensation Agreement. As of December 31, 2009, the value of Mr. Hilliard’s account thereunder was $605,201.

[9]

During the calendar year ended December 31, 2009, Ms. Jones deferred $0 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Jones’ account under that plan was $[—].

[10]

During the calendar year ended December 31, 2009, Mr. Laikind deferred $95,938 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Laikind’s account under that plan was $[—].

[11]

During the calendar year ended December 31, 2009, Mr. Lewis deferred $75,167 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Lewis’s account under that plan was $[—].

[12]

During the calendar year ended December 31, 2009, Mr. Maher deferred $192,500 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Maher account under that plan was $[—].

Fund	Nagorniak[13]	Paglia[14]	Richie[15]	Shaw[16]	Taunton- Rigby[17]
For Funds with fiscal years ending March 31
Columbia Georgia Intermediate Municipal Bond Fund	$3,908	N/A	N/A	$4,452	N/A
Amount deferred	$1,173	N/A	N/A	$2,226	N/A
Columbia Maryland Intermediate Municipal Bond Fund	$3,908	N/A	N/A	$4,452	N/A
Amount deferred	$1,173	N/A	N/A	$2,226	N/A
For Funds with fiscal years ending September 30
Seligman Minnesota Municipal Fund	N/A	$145	$162	N/A	$162

Fund	Nagorniak[13]	Paglia[14]	Richie[15]	Shaw[16]	Taunton- Rigby[17]
Amount deferred	N/A	$0	$0	N/A	$0
For Funds with fiscal years ending November 30
RiverSource Intermediate Municipal Bond Fund	N/A	$228	$210	N/A	$210
Amount deferred	N/A	$16	$0	N/A	$0

[13]

During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the Deferred Compensation Agreement. As of December 31, 2009, the value of Mr. Nagorniak’s account thereunder was $130,303.

[14]

During the calendar year ended December 31, 2009, Ms. Paglia deferred $0 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Paglia’s account under that plan was $[—].

[15]

During the calendar year ended December 31, 2009, Mr. Richie deferred $0 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Richie’s account under that plan was $[—].

[16]

During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the Deferred Compensation Agreement. As of December 31, 2009, the value of Ms. Shaw’s account thereunder was $576,224.

[17]

During the calendar year ended December 31, 2009, Ms. Taunton-Rigby deferred $0 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Taunton-Rigby’s account under that plan was $[—].

Interested Director/Trustee Compensation from Funds

Fund	Truscott[1]		Santomero[2]
For Funds with fiscal years ending March 31
Columbia Georgia Intermediate Municipal Bond Fund	N/A		$4,139
Amount deferred	N/A		$1,931
Columbia Maryland Intermediate Municipal Bond Fund	N/A		$4,139
Amount deferred	N/A		$1,931
For Funds with fiscal years ending September 30
Seligman Minnesota Municipal Fund	[	•]	N/A
Amount deferred	[	•]	N/A
For Funds with fiscal years ending November 30
RiverSource Intermediate Municipal Bond Fund	[	•]	N/A
Amount deferred	[	•]	N/A

[1]

During the calendar year ended December 31, 2009, Mr. Truscott deferred $[•] of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Truscott’s account under that plan was $[—].

[2]

During the calendar year ended December 31, 2009, Mr. Santomero deferred $122,207 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Santomero’s account under that plan was $203,951.

Aggregate Independent Director/Trustee Compensation for Calendar Year Ended December 31, 2009

Total Compensation from the RiverSource Fund Complex Paid to Independent Directors/Trustees for Calendar Year Ended December 31, 2009
Kathleen Blatz	$172,500
Edward J. Boudreau, Jr.	$295,000
Arne H. Carlson	$177,500
Pamela G. Carlton	$160,000
William P. Carmichael	$357,500
Patricia M. Flynn	$165,000
William A. Hawkins	$297,500
R. Glenn Hillard	$290,000
Anne P. Jones	$172,500
Jeffrey Laikind	$160,000
Stephen R. Lewis, Jr.	$400,000
John F. Maher	$155,000
John J. Nagorniak	$250,000
Catherine James Paglia	$177,500
Leroy C. Richie	$165,000
Minor M. Shaw	$287,500
Alison Taunton-Rigby	$165,000

Aggregate Interested Director/Trustee Compensation for Calendar Year Ended December 31, 2009

	Total Compensation from the Columbia Fund Complex Paid to Interested Directors/Trustee for the Calendar Year Ended December 31, 2009
William F. Truscott	$	[	—]
Anthony M. Santomero		$265,000

STATEMENT OF ADDITIONAL INFORMATION

[—], 2010

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

1.	Reorganization of Columbia Connecticut Intermediate Municipal Bond Fund, a series of Columbia Funds Series Trust I (a “Selling Fund”) into Columbia Connecticut Tax-Exempt Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

2.

Reorganization of Seligman Minnesota Municipal Fund, a series of Seligman Municipal Fund Series, Inc. (a “Selling Fund”) into Columbia Minnesota Tax-Exempt Fund (formerly, RiverSource Minnesota Tax-Exempt Fund), a series of RiverSource Series Trust[1] (a “Buying Fund”).

3.	Reorganization of each of RiverSource Intermediate Tax-Exempt Fund, a series of RiverSource Tax-Exempt Series, Inc.; Columbia New Jersey Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund, each a series of Columbia Funds Series Trust I; and Columbia Maryland Intermediate Municipal Bond Fund and Columbia Georgia Intermediate Municipal Bond Fund, each a series of Columbia Funds Series Trust (each a “Selling Fund”) into Columbia Intermediate Municipal Bond Fund, a series of Columbia Funds Series Trust I (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated [—] (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Buying Funds at c/o Columbia Management Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling 800.345.6611.

[1]

The Board of RiverSource Special Tax-Exempt Series Trust has approved the redomiciling of Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, into a newly created series of RiverSource Series Trust that has also been named Columbia Minnesota Tax-Exempt Fund (the “Redomiciling”). The Redomiciling is subject to approval by shareholders of Columbia Minnesota Tax-Exempt Fund. If the Redomiciling is approved by shareholders of Columbia Minnesota Tax-Exempt Fund, it is expected that the Redomiciling will occur prior to the Reorganizations, in which case the Buying Fund will be the newly created series of RiverSource Series Trust. If the Redomiciling has not been completed prior to the closing of the Reorganization, the Buying Fund will be the existing series of RiverSource Special Tax-Exempt Series Trust. Except as otherwise noted, information contained herein relating to the Buying Fund applies to both the existing series of RiverSource Special Tax-Exempt Series Trust and the newly-created series of RiverSource Series Trust.

Additional Information About Each Buying Fund	1
Independent Registered Public Accounting Firms	4
Financial Statements	5
Appendix A - Statement of Additional Information of Columbia Connecticut Tax-Exempt Fund	A-1
Appendix B - Statement of Additional Information of Columbia Minnesota Tax-Exempt Fund	B-1
Appendix C - Statement of Additional Information of Columbia Intermediate Municipal Bond Fund	C-1
Appendix D - Pro forma financial statements of Columbia Connecticut Tax-Exempt Fund, Columbia Minnesota Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund	D-1

i

ADDITIONAL INFORMATION ABOUT EACH BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Columbia Connecticut Tax-Exempt Fund dated November 1, 2010, as supplemented (the “October SAI”). The October SAI is hereby supplemented as follows.

The section entitled “Investment Advisory and Other Services – Other Services Provided – The Transfer Agent” is hereby deleted and replaced in its entirety with the following:

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, Class R5 and Class Y shares. For Class R4 and Class R5 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period November 1, 2007 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

1

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Attached hereto as Appendix B is the Statement of Additional Information of Columbia Minnesota Tax-Exempt Fund, dated October 29, 2010, as supplemented.

The section entitled “Investment Advisory and Other Services – Other Services Provided – The Transfer Agent” is hereby deleted and replaced in its entirety with the following:

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, Class R5 and Class Y shares. For Class R4 and Class R5 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period November 1, 2007 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

2

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Attached hereto as Appendix C is the Statement of Additional Information of Columbia Intermediate Municipal Bond Fund, dated March 1, 2010, as supplemented (the “March SAI”). The March SAI is hereby supplemented as follows

The section of the March SAI entitled “Investment Advisory and Other Services – Other Services Provided – The Transfer Agent” is hereby deleted and replaced in its entirety with the following:

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, Class R5 and Class Y shares. For Class R4 and Class R5 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

3

For the period November 1, 2007 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for Columbia Connecticut Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Ernst & Young, LLP, located at 220 South 6th Street, Suite 1400, Minneapolis, MN 55402, is the independent registered public accounting firm for Columbia Minnesota Tax-Exempt Fund, providing audit and other accounting and tax-related services as requested by Columbia Minnesota Tax-Exempt Fund. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in Columbia Connecticut Tax-Exempt Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2009 and Semiannual Report to Shareholders for the period ended April 30, 2010; Columbia Minnesota Tax-Exempt Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010; Columbia Intermediate Municipal Bond Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2009 and Semiannual Report to Shareholders for the period ended April 30, 2010 are incorporated by reference into this SAI. The audited financial statements for Columbia Minnesota Tax-Exempt Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of Ernst & Young, LLP given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Connecticut Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund incorporated by reference into this SAI have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Connecticut Intermediate Municipal Bond Fund; Columbia New Jersey Intermediate Municipal Bond Fund; Columbia Rhode Island Intermediate Municipal Bond Fund; Columbia Maryland Intermediate Municipal Bond Fund; and Columbia Georgia Intermediate Municipal Bond Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Seligman Minnesota Municipal Fund and RiverSource Intermediate Tax-Exempt Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting except for the information for the periods ended on or before September 30, 2008 for Seligman Minnesota Municipal Fund, and the information for the periods ended on or before November 30, 2006 for RiverSource Intermediate Tax-Exempt Fund, which has been audited by other auditors.

4

FINANCIAL STATEMENTS

Pro forma financial statements of the Buying Fund for the Reorganizations are attached hereto as Appendix D.

5

Appendix A - Statement of Additional Information of Columbia Connecticut Tax-Exempt Fund

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I STATEMENT OF ADDITIONAL INFORMATION November 1, 2010

Fund
Columbia Balanced Fund
Class A: CBLAX	Class B: CBLBX	Class C: CBLCX	Class R: CBLRX
Class R4*: —	Class R5*: —	Class Z: CBALX
Columbia Bond Fund
Class A: CNDAX	Class B*: —	Class C: CNDCX	Class I: —
Class T*: —	Class W: CBDWX	Class Y: CBFYX	Class Z: UMMGX
Columbia Connecticut Tax-Exempt Fund
Class A: COCTX	Class B: CCTBX	Class C: CCTCX
Class Z: CCTZX
Columbia Contrarian Core Fund
Class A: LCCAX	Class B: LCCBX	Class C: LCCCX	Class I: —
Class R: CCCRX	Class R4*: —	Class T: SGIEX	Class W: CTRWX
Class Z: SMGIX
Columbia Corporate Income Fund
Class A: LIIAX	Class B: CIOBX	Class C: CIOCX	Class I: —
Class W: CPIWX	Class Z: SRINX
Columbia Dividend Income Fund
Class A: LBSAX	Class B: LBSBX	Class C: LBSCX	Class I: —
Class R: CDIRX	Class T: GEQAX	Class W: CDVWX	Class Z: GSFTX
Columbia Emerging Markets Fund
Class A: EEMAX	Class C: EEMCX	Class I: —	Class R: CEMRX
Class W: CEMWX	Class Z: UMEMX
Columbia Energy and Natural Resources Fund
Class A: EENAX	Class B*: —	Class C: EENCX	Class I: —
Class R: CETRX	Class R4*: —	Class Z: UMESX
Columbia High Yield Municipal Fund
Class A: LHIAX	Class B: CHMBX	Class C: CHMCX	Class Z: SRHMX
Columbia High Yield Opportunity Fund
Class A: COLHX	Class B: COHBX	Class C: CHYCX	Class Z: LHYZX
Columbia Intermediate Bond Fund
Class A: LIBAX	Class B: LIBBX	Class C: LIBCX	Class I: —
Class R: CIBRX	Class W: CIBWX	Class Z: SRBFX
Columbia International Bond Fund
Class A: CNBAX	Class C: CNBCX	Class I: —	Class Z: CNBZX
Columbia Large Cap Growth Fund
Class A: LEGAX	Class B: LEGBX	Class C: LEGCX	Class E: CLGEX
Class F: CLGFX	Class I: —	Class R: CGWRX	Class R4*: —
Class R5*: —	Class T: GAEGX	Class W: CLGWX	Class Y: CGFYX
Class Z: GEGTX
Columbia Mid Cap Growth Fund
Class A: CBSAX	Class B: CBSBX	Class C: CMCCX	Class I: —
Class R: CMGRX	Class R5*: —	Class T: CBSTX	Class W: CMRWX
Class Y: CMGYX	Class Z: CLSPX
Columbia Pacific/Asia Fund
Class A: CASAX	Class C: CASCX	Class I: —	Class Z: USPAX

C-6517 C (11/10)

Fund
Columbia Real Estate Equity Fund
Class A: CREAX	Class B: CREBX	Class C: CRECX	Class I: —
Class R: CRSRX	Class R4*: —	Class R5*: —	Class W: CREWX
Class Z: CREEX
Columbia Select Large Cap Growth Fund
Class A: ELGAX	Class C: ELGCX	Class I: —	Class R: URLGX
Class W: CSLWX	Class Z: UMLGX
Columbia Small Cap Core Fund
Class A: LSMAX	Class B: LSMBX	Class C: LSMCX	Class I: —
Class W: CSCWX	Class T: SSCEX	Class Z: SMCEX
Columbia Small Cap Growth Fund I
Class A: CGOAX	Class B: CGOBX	Class C: CGOCX	Class I: —
Class R: CCRIX	Class Y CSGYX	Class Z: CMSCX
Columbia Small Cap Value Fund I
Class A: CSMIX	Class B: CSSBX	Class C: CSSCX	Class I: —
Class R: CSVRX	Class Y CSVYX	Class Z CSCZX
Columbia Strategic Income Fund
Class A: COSIX	Class B: CLSBX	Class C: CLSCX	Class R: CSNRX
Class R4*: —	Class R5*: —	Class W: CTTWX	Class Z: LSIZX
Columbia Strategic Investor Fund
Class A: CSVAX	Class B: CSVBX	Class C: CSRCX	Class I: —
Class R: CSGRX	Class W: CTVWX	Class Y CLSYX	Class Z: CSVFX
Columbia U.S. Treasury Index Fund
Class A: LUTAX	Class B: LUTBX	Class C: LUTCX	Class I: —
Class Z: IUTIX
Columbia Value and Restructuring Fund
Class A: EVRAX	Class C: EVRCX	Class I: —	Class R: URBIX
Class W: CVRWX	Class Z: UMBIX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Adviser	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

Balanced Fund	Columbia Balanced Fund

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

1

Bond Fund	Columbia Bond Fund

Brandes	Brandes Investment Partners, L.P.

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Adviser or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., including funds using the RiverSource, Threadneedle and Seligman brands and funds using the Columbia brand

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex using the Columbia brand

Connecticut Tax-Exempt Fund	Columbia Connecticut Tax-Exempt Fund

Contrarian Core Fund	Columbia Contrarian Core Fund

Corporate Income Fund	Columbia Corporate Income Fund

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

Dividend Income Fund	Columbia Dividend Income Fund

Emerging Markets Fund	Columbia Emerging Markets Fund

Energy and Natural Resources Fund	Columbia Energy and Natural Resources Fund

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

GNMA	Government National Mortgage Association

High Yield Municipal Fund	Columbia High Yield Municipal Fund

High Yield Opportunity Fund	Columbia High Yield Opportunity Fund

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	A Trustee of the Board who is currently treated as an “interested person” (as defined in the 1940 Act) of the Funds

2

Intermediate Bond Fund	Columbia Intermediate Bond Fund

International Bond Fund	Columbia International Bond Fund

Investment Management Services Agreement	The investment management services agreement between the Trust, on behalf of the Funds, and the Adviser

IRS	United States Internal Revenue Service

Large Cap Growth Fund	Columbia Large Cap Growth Fund

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Mid Cap Growth Fund	Columbia Mid Cap Growth Fund

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Pacific/Asia Fund	Columbia Pacific/Asia Fund

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

Real Estate Equity Fund	Columbia Real Estate Equity Fund

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Select Large Cap Growth Fund	Columbia Select Large Cap Growth Fund

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

3

Small Cap Core Fund	Columbia Small Cap Core Fund

Small Cap Growth Fund I	Columbia Small Cap Growth Fund I

Small Cap Value Fund I	Columbia Small Cap Value Fund I

Strategic Income Fund	Columbia Strategic Income Fund

Strategic Investor Fund	Columbia Strategic Investor Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

U.S. Treasury Index Fund	Columbia U.S. Treasury Index Fund

Value and Restructuring Fund	Columbia Value and Restructuring Fund

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Funds and portfolios that bore the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E. Funds and portfolios that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F.

Funds with fiscal years ending March 31

Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund

Each of Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is a diversified fund, except Energy and Natural Resources Fund, which is a non-diversified Fund. Each of the Funds has a fiscal year end of March 31st.

On March 31, 2008, each of Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, and Value and Restructuring Fund, together with the Columbia Blended Equity Fund, Columbia International Growth Fund, Columbia Mid Cap Core Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, and Columbia Short-Intermediate Bond Fund, acquired all assets and assumed all liabilities of, respectively, the following funds, each of which is a series of Excelsior Funds Trust or Excelsior Funds, Inc., as applicable: Blended Equity Fund, Core Bond Fund, Emerging Markets Fund, Energy and Natural Resources Fund, International Fund, Mid Cap Core Fund, Pacific/Asia Fund, Large Cap Growth Fund, Equity Opportunities Fund, Small Cap Fund, Intermediate-Term Bond Fund and Value and Restructuring Fund (the Predecessor Funds), each a series of Excelsior Funds Trust or Excelsior Funds, Inc., as applicable. For periods prior to March 31, 2008, the performance and financial information shown for each Fund is the performance and financial information of the corresponding Predecessor Fund. The Funds commenced operations on March 31, 2008.

Bond Fund offers eight classes of shares; Emerging Markets Fund, Select Large Cap Growth Fund and Value and Restructuring Fund offer six classes of shares; Energy and Natural Resources Fund offers seven classes of shares; and Pacific/Asia Fund offers four classes of shares, each as described in Capital Stock and Other Securities.

Corporate Income Fund and Intermediate Bond Fund

Each of Corporate Income Fund and Intermediate Bond Fund represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st. Prior to March 27, 2006, each Fund was organized as a series of Columbia Funds Trust VIII, a Massachusetts business trust. The information provided for each Fund in this SAI for periods prior to March 27, 2006 relates to such predecessor fund. Corporate Income Fund commenced investment operations on March 5, 1986. Intermediate Bond Fund commenced investment operations on December 5, 1978.

5

Intermediate Bond Fund offers seven classes of shares, as described in Capital Stock and Other Securities. Prior to July 31, 2000, the Fund had a single class of shares. On July 14, 2000, the outstanding shares of the Fund were converted into Class S shares, and on July 31, 2000, the Fund commenced offering Class A shares. On February 1, 2002, the Fund commenced offering Class B and C shares. On July 29, 2002, the Fund’s Class S shares were redesignated as Class Z shares. On January 23, 2006, the Fund commenced offering Class R shares. Prior to September 12, 2002, the Fund invested all of its assets in the SR&F Intermediate Bond Portfolio as part of a master fund/feeder fund structure. Effective October 13, 2003, the Fund changed its name from Liberty Intermediate Bond Fund to its current name. Effective February 1, 2002, the Fund changed its name from Stein Roe Intermediate Bond Fund to Liberty Intermediate Bond Fund.

Corporate Income Fund offers six classes of shares, as described in Capital Stock and Other Securities. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S shares, and the Fund commenced offering Class A shares. On July 15, 2002, the Fund added Class B and C shares, redesignated its Class S shares as Class Z shares, and changed its name from Stein Roe Income Fund to Liberty Income Fund. Prior to July 15, 2002, the Fund invested all of its assets in the SR&F Income Portfolio as part of a master fund/feeder fund structure. On October 13, 2003, the Fund changed its name from Liberty Income Fund to Income Fund. Effective September 27, 2010, the Fund changed its name from Income Fund to its current name.

U.S. Treasury Index Fund

U.S. Treasury Index Fund represents a series of the Trust and is an open-end diversified management investment company. U.S. Treasury Index Fund has a fiscal year end of March 31st. Prior to March 27, 2006, the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust. The information provided for U.S. Treasury Index Fund in this SAI for periods prior to March 27, 2006 relates to such predecessor fund. The predecessor fund commenced investment operations on June 4, 1991. The predecessor fund was the successor by reorganization to the Galaxy II U.S. Treasury Fund, a series of The Galaxy Fund II, a Massachusetts business trust organized on February 22, 1990. Class Z shares of the predecessor fund were issued in exchange for existing shares of the Galaxy II U.S. Treasury Fund. The reorganization occurred on November 25, 2002. All references to U.S. Treasury Index Fund prior to November 25, 2002 shall be deemed to refer to the Galaxy II U.S. Treasury Fund.

U.S. Treasury Index Fund offers five classes of shares, as described in “Capital Stock and Other Securities.” Effective October 13, 2003, U.S. Treasury Index Fund changed its name from Liberty U.S. Treasury Index Fund to its current name.

Funds with fiscal years ending May 31

High Yield Opportunity Fund, International Bond Fund and Strategic Income Fund

Each of High Yield Opportunity Fund, International Bond Fund and Strategic Income Fund represents a separate series of the Trust and is an open-end diversified management investment company, except for International Bond Fund, which is an open-end non-diversified management investment company. Each of the Funds has a fiscal year end of May 31st.

Prior to March 27, 2006 and September 26, 2005, respectively, High Yield Opportunity Fund and Strategic Income Fund were organized as a series of Columbia Funds Trust I, a Massachusetts business trust. The information provided for High Yield Opportunity Fund and Strategic Income Fund in this SAI for periods prior to March 27, 2006 and September 26, 2005, respectively, relates to the corresponding series of such predecessor trust.

High Yield Opportunity Fund offers four classes of shares, as described in Capital Stock and Other Securities. On October 21, 1971, High Yield Opportunity Fund commenced offering Class A shares. On June 8, 1992, High Yield Opportunity Fund commenced offering Class B shares. On January 15, 1996, High Yield

6

Opportunity Fund commenced offering Class C shares. On January 8, 1999, High Yield Opportunity Fund commenced offering Class Z shares. Effective October 13, 2003, High Yield Opportunity Fund changed its name from Liberty High Yield Securities Fund to its current name. Effective July 14, 2000, High Yield Opportunity Fund changed its name from Colonial High Yield Securities Fund to Liberty High Yield Securities Fund.

International Bond Fund offers four classes of shares, as described in Capital Stock and Other Securities. On December 1, 2008, International Bond Fund commenced offering Class A, C and Z shares.

Strategic Income Fund offers eight classes of shares, as described in Capital Stock and Other Securities. On April 22, 1977, Strategic Income Fund commenced offering Class A shares. On May 15, 1992, Strategic Income Fund commenced offering Class B shares. On July 1, 1997, Strategic Income Fund commenced offering Class C shares. On November 2, 1998, Strategic Income Fund commenced offering Class J shares. On June 12, 2009, Strategic Income Fund stopped accepting Class J share purchases. On July 27, 2009, Strategic Income Fund liquidated and terminated Class J shares. On January 29, 1999, Strategic Income Fund commenced offering Class Z shares.

Funds with fiscal years ending June 30

High Yield Municipal Fund and Small Cap Value Fund I

Each of High Yield Municipal Fund and Small Cap Value Fund I represents a separate series of the Trust and is an open-end diversified management investment company. Each of such Funds has a fiscal year end of June 30th.

High Yield Municipal Fund commenced investment operations on March 5, 1984. The Fund offers four classes of shares, as described in Capital Stock and Other Securities. Prior to August 1, 2000, the Fund had a single class of shares. On that date, the outstanding shares of the Fund were converted into Class S shares, and the Fund commenced offering Class A shares. On July 15, 2002, the Fund added Class B and Class C shares and redesignated Class S shares as Class Z shares. Also on July 15, 2002, the Fund changed its name from “Stein Roe High-Yield Municipals Fund” to “Liberty High Yield Municipal Fund” and the Fund’s Class A shares changed their name from “Liberty High Income Municipals Fund, Class A,” to Class A shares. The Fund invested all of its assets in SR&F High Yield Municipals Portfolio as part of a master fund/feeder fund structure through July 15, 2002. The Fund changed its name from “Liberty High Yield Municipal Fund” to its current name effective October 13, 2003.

Small Cap Value Fund I commenced operations on July 25, 1986. Small Cap Value Fund I was organized as a series of Columbia Funds Trust VI, a Massachusetts business trust, prior to its reorganization as a series of the Trust on March 27, 2006. The information provided for Small Cap Value Fund I in this SAI for periods prior to March 27, 2006 relates to Columbia Funds Trust VI.

Small Cap Value Fund I offers seven classes of shares, as described in Capital Stock and Other Securities. The Fund changed its name from “Colonial Small Stock Fund” to “Colonial Small-Cap Value Fund” on February 28, 1997, and from “Colonial Small-Cap Value Fund” to “Liberty Small-Cap Value Fund” on July 14, 2000. The Fund changed its name from “Liberty Small-Cap Value Fund” to “Columbia Small Cap Value Fund” on October 13, 2003. The Fund changed its name from “Columbia Small Cap Value Fund” to its current name effective October 10, 2005.

Funds with fiscal years ending August 31

Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, and Strategic Investor Fund

Each of Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I and Strategic Investor Fund is a diversified series of the Trust and has a fiscal year end of August 31st.

7

Prior to March 27, 2006, each Fund was organized as an Oregon corporation. The information provided for these Funds in this SAI for periods prior to March 27, 2006 relates to the predecessor Oregon corporation funds.

Balanced Fund and Small Cap Growth Fund I offer seven classes of shares, Mid Cap Growth Fund offers ten classes of shares and Strategic Investor Fund offers eight classes of shares, as described in Capital Stock and Other Securities.

Funds with fiscal years ending September 30

Contrarian Core Fund, Dividend Income Fund, Large Cap Growth Fund, and Small Cap Core Fund

Each of Contrarian Core Fund, Dividend Income Fund, Large Cap Growth Fund, and Small Cap Core Fund represents a separate series of the Trust and is an open-end diversified management investment company. Each of such Funds has a fiscal year end of September 30th.

Large Cap Growth Fund commenced operations on December 14, 1990; commenced operations on September 1, 1988; and Dividend Income Fund commenced operations on March 4, 1998. Contrarian Core Fund and Small Cap Core Fund commenced operations on December 14, 1992, as separate portfolios (collectively, the Predecessor Shawmut Funds) of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund’s Trust Shares and Retail A Shares. Contrarian Core Fund changed its name from Columbia Common Stock Fund to its current name on November 14, 2008.

Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded were reorganized as separate series of the Liberty-Stein Roe Investment Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the predecessor series of the Galaxy Fund, Class B shares of the Funds were issued in exchange for Prime B Shares of the predecessor series of the Galaxy Fund, Class T shares of the Funds were issued in exchange for Retail A Shares of the predecessor series of the Galaxy Fund, Class G shares of the Funds were issued in exchange for Retail B Shares of the predecessor series of the Galaxy Fund and Class Z shares of the Funds were issued in exchange for Trust Shares of the predecessor series of the Galaxy Fund. (Prime A and Prime B Shares, Retail A and Retail B Shares and Trust Shares together are referred to herein as the Predecessor Classes). On August 8, 2007, Class G shares of the Funds were converted to Class T shares. Information provided with respect to each Fund for periods prior to such Fund’s inception relates to the predecessor series of the Galaxy Fund. Further, information provided with respect to each class of each Fund prior to such Fund’s inception relates to the Predecessor Classes of such class.

Contrarian Core Fund offers nine classes of shares; Dividend Income Fund offers eight classes of shares; Large Cap Growth Fund offers thirteen classes of shares; and Small Cap Core Fund offers seven classes of shares, each as described in Capital Stock and Other Securities.

Fund with fiscal year ending October 31

Connecticut Tax-Exempt Fund

Connecticut Tax-Exempt Fund represents a separate series of the Trust and is an open-end management investment company. Connecticut Tax-Exempt Fund is a “diversified” fund and has a fiscal year end of October 31st.

Connecticut Tax-Exempt Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust. Connecticut Tax-Exempt Fund was reorganized as a series of the Trust on March 27, 2006 (the Tax-Exempt Fund Reorganization Date). Prior to March 27, 2006, Connecticut

8

Tax-Exempt Fund was organized as a series of Columbia Funds Trust V. Connecticut Tax-Exempt Fund commenced investment operations on November 1, 1991. The information provided for Connecticut Tax-Exempt Fund in this SAI for periods prior to the Tax-Exempt Fund Reorganization Date relates to the predecessor funds of the same names. The trust of which Connecticut Tax-Exempt Fund was previously a series changed its name from Liberty Funds Trust V to Columbia Funds Trust V on October 13, 2003.

Connecticut Tax-Exempt Fund offers four classes of shares, as described in Capital Stock and Other Securities.

Fund with fiscal year ending December 31

Real Estate Equity Fund

Real Estate Equity Fund represents a series of the Trust and is an open-end non-diversified management investment company. In 2009, Real Estate Equity Fund changed its fiscal year end from August 31 to December 31.

Prior to March 27, 2006, Real Estate Equity Fund was organized as an Oregon corporation. The information provided for the Fund in this SAI for periods prior to March 27, 2006 relates to the predecessor Oregon corporation.

Real Estate Equity Fund offers nine classes of shares, as described in Capital Stock and Other Securities.

9

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Adviser and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Adviser and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

10

4.

With the exception of Real Estate Equity Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry[a], purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions[b]; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (iii) under normal market conditions, Energy and Natural Resources Fund will invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the energy and other natural resources groups of industries[c];

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	With the exception of Energy and Natural Resources Fund, International Bond Fund and Real Estate Equity Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

As a matter of fundamental policy, under normal circumstances, Connecticut Tax-Exempt Fund invests at least 80% of total assets in state bonds, subject to applicable state requirements.

[a]

In determining whether a purchase by Real Estate Equity Fund would cause the Fund to have invested less than 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, the Adviser currently uses the Global Industry Classification Standard (“GICS”) produced by S&P and MSCI Inc.

[b]

For purposes of determining whether International Bond Fund has invested 25% or more of the value of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in the same industry pursuant to fundamental investment policy (4) above, the Fund will consider each foreign government to be conducting its business activities in a separate industry, and will consider a security to have been issued by a foreign government if (i) the security is issued directly by such government, (ii) the security is issued by an agency, instrumentality or authority that is backed by the full faith and credit of such foreign government or (iii) the security is issued by an entity the assets and revenues of which the Adviser determines are not separate from such foreign government. The Fund generally will treat supranational entities as issuers separate and distinct from any foreign government, so long as such entities do not fall within the characteristics described in item (iii) above. If any other security is guaranteed as to payment of principal and/or interest by a foreign government, then the Fund will generally treat the guarantee as a separate security issued by such foreign government.

[c]

In determining whether Energy and Natural Resources Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy and other natural resources groups of industries, the Adviser currently uses the Global Industry Classification Standard (“GICS”) produced by S&P and MSCI Inc. The Adviser currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources groups of industries: (i) Energy, (ii) Utilities, and (iii) Materials, but limited to companies in the following

11

GICS industries and sub-industries: the Chemicals industry (companies that primarily produce or distribute industrial and basic chemicals, including the Commodity Chemicals, Diversified Chemicals, Fertilizers & Agriculture Chemicals, Industrial Gases, and Specialty Chemicals sub-industries), the Metals & Mining industry (companies that primarily produce, process, extract, or distribute precious or basic metals or minerals, including the Aluminum, Diversified Metals & Mining, Gold, Precious Metals & Minerals, and Steel sub-industries), and the Paper & Forest Products industry (companies that primarily cultivate or manufacture timber or wood-related products or paper products, including the Forest Products and Paper Products sub-industries).

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities[a]	May not sell securities short[b]	May not purchase securities of other investment companies[c]	May not purchase securities of companies for purpose of exercising control[d]	Provides 60 day notice in connection with Rule 35d-1 changes[e]
Balanced Fund	✓		✓
Bond Fund	✓		✓		✓
Connecticut Tax-Exempt Fund	✓	✓	✓
Contrarian Core Fund	✓	✓	✓		✓
Corporate Income Fund	✓	✓	✓		✓
Dividend Income Fund	✓	✓	✓	✓	✓
Emerging Markets Fund	✓		✓		✓
Energy and Natural Resources Fund	✓		✓		✓
High Yield Municipal Fund	✓	✓	✓		✓
High Yield Opportunity Fund	✓	✓	✓		✓
Intermediate Bond Fund	✓	✓	✓		✓
International Bond Fund	✓	✓	✓		✓
Large Cap Growth Fund	✓	✓	✓	✓	✓
Mid Cap Growth Fund	✓		✓		✓
Pacific/Asia Fund	✓		✓		✓
Real Estate Equity Fund	✓		✓
Select Large Cap Growth Fund	✓		✓		✓
Small Cap Core Fund	✓	✓	✓		✓
Small Cap Growth Fund I	✓		✓		✓
Small Cap Value Fund I	✓	✓	✓		✓
Strategic Income Fund	✓	✓	✓
Strategic Investor Fund	✓		✓
U.S. Treasury Index Fund	✓	✓	✓		✓
Value and Restructuring Fund	✓		✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations

12

thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]	Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of companies for the purpose of exercising control.
[e]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Adviser or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

13

Permissible Fund Investments

Investment Type	Balanced Fund	Bond Fund	Connecticut Tax-Exempt Fund	Contrarian Core Fund	Corporate Income Fund	Dividend Income Fund
Asset-Backed Securities	✓	✓	✓		✓
Bank Obligations
Domestic	✓	✓	✓
Foreign	✓	✓	✓
Common Stock	✓	✓	✓	✓		✓
Convertible Securities	✓	✓		✓		✓
Corporate Debt Securities	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates		✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓		✓
Foreign Currency Transactions	✓	✓		✓		✓
Foreign Securities	✓	✓		✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓			✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓		✓
Municipal Securities	✓	✓	✓		✓
Participation Interests	✓	✓
Preferred Stock	✓	✓		✓		✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓		✓	✓	✓
Standby Commitments		✓	✓		✓
Stripped Securities	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

14

Investment Type	Emerging Markets Fund	Energy and Natural Resources Fund	High Yield Municipal Fund	High Yield Opportunity Fund	Intermediate Bond Fund	International Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓		✓
Foreign	✓	✓	✓	✓		✓
Common Stock	✓	✓		✓		✓
Convertible Securities	✓	✓		✓		✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates	✓	✓		✓		✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓		✓	✓	✓
Foreign Currency Transactions	✓	✓		✓		✓
Foreign Securities	✓	✓		✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓		✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓		✓
Preferred Stock	✓	✓		✓		✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓		✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
Standby Commitments	✓	✓	✓	✓	✓	✓
Stripped Securities	✓	✓		✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

15

Investment Type	Large Cap Growth Fund	Mid Cap Growth Fund	Pacific/Asia Fund	Real Estate Equity Fund	Select Large Cap Growth Fund	Small Cap Core Fund
Asset-Backed Securities			✓		✓
Bank Obligations
Domestic		✓	✓	✓	✓
Foreign		✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt Securities			✓		✓
Custody Receipts and Trust Certificates			✓		✓
Derivatives
Index or Linked Securities (Structured Products)	✓		✓		✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls			✓		✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)			✓		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities			✓		✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities			✓		✓
Municipal Securities			✓		✓
Participation Interests			✓		✓
Preferred Stock	✓	✓	✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓		✓		✓	✓
Standby Commitments			✓		✓
Stripped Securities			✓		✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓		✓		✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

16

Investment Type	Small Cap Growth Fund I	Small Cap Value Fund I	Strategic Income Fund	Strategic Investor Fund	U.S. Treasury Fund	Value and Restructuring Fund
Asset-Backed Securities		✓	✓			✓
Bank Obligations
Domestic	✓	✓	✓	✓		✓
Foreign	✓	✓	✓	✓		✓
Common Stock	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓		✓
Corporate Debt Securities		✓	✓			✓
Custody Receipts and Trust Certificates			✓			✓
Derivatives
Index or Linked Securities (Structured Products)		✓	✓			✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓		✓
Stock Options and Stock Index Options	✓	✓	✓	✓		✓
Swap Agreements	✓	✓	✓	✓		✓
Dollar Rolls			✓			✓
Foreign Currency Transactions	✓	✓	✓	✓		✓
Foreign Securities	✓	✓	✓	✓		✓
Guaranteed Investment Contracts (Funding Arrangements)			✓			✓
Illiquid Securities	✓	✓	✓	✓		✓
Initial Public Offerings	✓	✓	✓	✓		✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities			✓			✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities			✓			✓
Municipal Securities			✓			✓
Participation Interests			✓			✓
Preferred Stock	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓		✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓	✓			✓
Standby Commitments		✓	✓			✓
Stripped Securities			✓			✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions		✓	✓			✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓		✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the

17

originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

18

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably

19

affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests

20

in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are

21

standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

22

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of

23

one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such

24

investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

25

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

26

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from

27

(call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

28

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Adviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

29

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

30

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the

31

underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

32

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific

33

interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap

34

agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

35

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in

36

Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Adviser believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities.

Other risks of investing in foreign securities include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with

37

emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets

38

will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

39

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying

40

mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities that concluded in December 2009. Although the U.S. Government has provided support to FNMA and FHLMC, there can be no assurances that it will support these and other government sponsored enterprises in the future.
CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the

41

rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

42

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

43

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the key risks associated with investments in states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily

44

does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other

45

“restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

46

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

47

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order

48

to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment

49

transactions only with the intention of completing such transactions. However, the Adviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

50

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Adviser or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of

51

the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash

52

collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Fund, on the other. These policies and procedures provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately but no earlier than 15 calendar days after such month-end.

53

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, subadvisers for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately but no earlier than 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately but no earlier than 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end are posted on the Columbia Funds’ website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, money market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

The Adviser makes publicly available information regarding certain Columbia Fund’s largest five to fifteen holdings, as a percent of the market value of the Columbia Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website generally no earlier than fifteen (15) days following the month-end.

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice. The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

54

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Columbia Fund’s subadviser(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Each Columbia Fund’s Board has adopted policies to ensure that the Columbia Fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Adviser’s legal department, the Adviser’s compliance department, and the Columbia Funds’ President. The PHC has been authorized by each Columbia Fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment adviser, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the Columbia Fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Columbia Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

55

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain money market funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Adviser’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Adviser’s specifications for use in the reconciliation process.	Daily

56

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Adviser and Marsico, subadviser to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, subadviser for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, subadviser for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on certain money market funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, subadviser to certain Columbia Funds.	Daily

57

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, subadviser for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Adviser.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

58

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Adviser) is the investment adviser and administrator of the Funds. The Adviser is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Adviser is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

Services Provided

Under the Investment Management Services Agreement, the Adviser has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Adviser based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Adviser to the Trust, a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all compensation of the Trustees and officers of the Trust who are employees of the Adviser, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Adviser and except to the extent required by law to be paid or reimbursed by the Adviser, the Adviser does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Adviser an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

59

The Adviser receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $3 billion	In excess of $6 billion
Bond Fund	0.65%	0.35%	0.32%	0.29%	0.28%	0.27%
Contrarian Core Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Corporate Income Fund	0.42%	0.375%	0.37%	0.34%	0.33%	0.32%
Dividend Income Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%
Energy and Natural Resources Fund	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%
Intermediate Bond Fund	0.35%	0.35%	0.30%	0.29%	0.28%	0.27%
Pacific/Asia Fund	0.75%	0.75%	0.67%	0.62%	0.57%	0.52%
Select Large Cap Growth Fund	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%

Fund	All assets
Balanced Fund	0.50%
Real Estate Equity Fund	0.75%
U.S. Treasury Index Fund	0.10%

Fund	First $1 billion	Next $2 billion	In excess of $3 billion
Connecticut Tax-Exempt Fund	0.50%	0.45%	0.40%

Fund	First $500 million	Next $500 million	Next $500 million	In excess of $1.5 billion
High Yield Opportunity Fund	0.60%	0.55%	0.52%	0.49%
International Bond Fund	0.55%	0.50%	0.47%	0.44%
Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%
Strategic Income Fund	0.60%	0.55%	0.52%	0.49%

Fund	First $750 million	Next $250 million	Next $500 million	Next $1.5 billion	Next $3 billion	In excess of $6 billion
Emerging Markets Fund	1.15%	1.00%	0.67%	0.62%	0.57%	0.52%

Fund	First $100 million	Next $100 million	In excess of $200 million
High Yield Municipal Fund	0.450%	0.425%	0.400%

Fund	First $200 million	Next $300 million	In excess of $500 million
Large Cap Growth Fund	0.700%	0.575%	0.450%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	In excess of $2 billion
Small Cap Core Fund	0.75%	0.70%	0.65%	0.60%	0.55%

60

Fund	First $500 million	Next $500 million	In excess of $1 billion
Small Cap Growth Fund I	0.87%	0.82%	0.77%
Small Cap Value Fund I	0.80%	0.75%	0.70%
Strategic Investor Fund	0.60%	0.55%	0.50%

Fund	First $10 billion	In excess of $10 billion
Value and Restructuring Fund	0.60%	0.43%

Advisory Fees Paid by the Funds

The Adviser and the Previous Adviser received fees from the Funds for their services as reflected in the following charts, which show the advisory fees paid to and, as applicable, waived/reimbursed by the Adviser and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year ended March 31, 2010*	Fiscal Year ended March 31, 2009*	Fiscal Year ended March 31, 2008*
Bond Fund
Advisory Fee Paid	$3,555,388	$3,357,269	$3,573,130
Amount Reimbursed	$1,762,911	$968,294	$981,002
Amount Waived	—	—	—
Corporate Income Fund
Advisory Fee Paid	$2,172,793	$2,165,208	$2,762,711
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Emerging Markets Fund
Advisory Fee Paid	$4,059,904	$6,822,851	$15,695,279
Amount Reimbursed	$133,614	$710,637	—
Amount Waived	—	—	—
Energy and Natural Resources Fund
Advisory Fee Paid	$3,382,995	$3,524,919	$4,061,431
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Intermediate Bond Fund
Advisory Fee Paid	$6,768,041	$7,167,840	$7,648,763
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Pacific/Asia Fund
Advisory Fee Paid	$219,007	$634,182	$1,872,501
Amount Reimbursed	$131,463	$37,003	—
Amount Waived	—	—	—
Select Large Cap Growth Fund
Advisory Fee Paid	$10,061,635	$7,032,799	$6,446,350
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
U.S. Treasury Index Fund
Advisory Fee Paid	$374,018	$360,167	$183,771
Amount Reimbursed	$659,969	$380,634	$163,118
Amount Waived	—	—	—

61

Fund	Fiscal Year ended March 31, 2010*	Fiscal Year ended March 31, 2009*	Fiscal Year ended March 31, 2008*
Value and Restructuring Fund
Advisory Fee Paid	$38,153,435	$45,997,660	$54,318,105
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Adviser	Previous Adviser
High Yield Opportunity Fund
Advisory Fee Paid	$167,714	$1,881,734	$1,848,657	$2,186,530
Amount Reimbursed	$57,327	$83,858	—	$19,549
Amount Waived	—	—	—	—
Strategic Income Fund
Advisory Fee Paid	$949,914	$10,224,619	$9,937,336	$10,213,556
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended May 31, 2010		Fiscal Period Ended
Fund	Adviser	Previous Adviser	May 31, 2009*
International Bond Fund
Advisory Fee Paid	$7,487	$69,573	$20,485
Amount Reimbursed	$25,747	$124,507	$142,545
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Adviser	Previous Adviser
High Yield Municipal Fund
Advisory Fee Paid	$524,787	$2,361,306	$2,421,629	$3,036,689
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund I
Advisory Fee Paid	$1,883,799	$7,793,816	$6,138,109	$7,336,126
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Adviser	Previous Adviser
Balanced Fund
Advisory Fee Paid	$516,594	$875,889	$884,961	$1,038,397
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

62

	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Adviser	Previous Adviser
Mid Cap Growth Fund
Advisory Fee Paid	$2,977,727	$5,939,170	$7,193,675	$11,479,270
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund I
Advisory Fee Paid	$2,371,009	$4,158,194	$3,216,309	$2,697,664
Amount Reimbursed	—	—	$109,017	—
Amount Waived	—	—	—	—
Strategic Investor Fund
Advisory Fee Paid	$1,486,665	$3,136,677	$4,131,661	$6,613,337
Amount Reimbursed	$407,410	$989,742	$1,606,165	$294,451
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
[1]	Unaudited.

Fund	Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*	Fiscal Year Ended September 30, 2007*
Contrarian Core Fund
Advisory Fee Paid	$2,110,310	$2,721,935	$3,104,656
Amount Reimbursed	$318,233	$382,426	$411,079
Amount Waived	—	—	—
Dividend Income Fund
Advisory Fee Paid	$8,227,244	$7,520,664	$7,151,747
Amount Reimbursed	$791,034	$591,255	$725,253
Amount Waived	—	—	—
Large Cap Growth Fund
Advisory Fee Paid	$5,877,711	$8,656,167	$9,179,749
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Small Cap Core Fund
Advisory Fee Paid	$3,382,545	$6,765,818	$9,376,432
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Advisory Fee Paid	$462,542	$524,477	$588,869
Amount Reimbursed	$157,165	$160,592	$158,586
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Advisory Fee Paid	$686,031	$1,670,236	$2,487,144	$4,576,982
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

63

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Adviser who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Adviser who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Leonard A. Aplet, CFA	Balanced Fund
Stephen D. Barbaro, CFA	Small Cap Value Fund I
Robert B. Cameron	Emerging Markets Fund
Catherine Stienstra	Connecticut Tax-Exempt Fund
Richard A. Carter	Select Large Cap Growth Fund
Wayne M. Collette, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Richard E. Dahlberg, CFA	Dividend Income Fund
Richard G. D’Auteuil	Small Cap Core Fund
Scott L. Davis	Dividend Income Fund
Peter R. Deininger	Large Cap Growth Fund
Chad H. Farrington, CFA	High Yield Municipal Fund
William Finan	U.S. Treasury Index Fund
Thomas M. Galvin, CFA	Select Large Cap Growth Fund
Emil A. Gjester	Strategic Investor Fund
Todd D. Herget	Select Large Cap Growth Fund
Jeffrey Hershey, CFA	Small Cap Core Fund
Michael E. Hoover	Energy and Natural Resources Fund
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	Emerging Markets Fund Pacific/Asia Fund
Arthur J. Hurley, CFA	Real Estate Equity Fund
Orhan Imer, PhD, CFA	U.S. Treasury Index Fund
Jeremy Javidi, CFA	Small Cap Value Fund I
Brian Lavin, CFA	Balanced Fund Corporate Income Fund High Yield Opportunity Fund Intermediate Bond Fund Strategic Income Fund
Lawrence W. Lin, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Colin J. Lundgren, CFA	Strategic Income Fund
George J. Myers, CFA	Mid Cap Growth Fund Small Cap Growth Fund I
Brian D. Neigut	Mid Cap Growth Fund Small Cap Growth Fund I
Daisuke Nomoto, CMA (SAAJ)	Pacific/Asia Fund
Jonas Patrikson, CFA	Strategic Investor Fund
Carl W. Pappo, CFA	Bond Fund Corporate Income Fund Intermediate Bond
Nicholas Pifer, CFA	International Bond Fund
Jennifer Ponce de Leon	High Yield Opportunity Fund
Guy W. Pope, CFA	Balanced Fund Contrarian Core Fund Value and Restructuring Fund

64

Portfolio Manager	Fund(s)
Alexander D. Powers	Bond Fund Intermediate Bond Fund
J. Nicholas Smith, CFA	Value and Restructuring Fund
Ronald B. Stahl, CFA	Balanced Fund
Gene R. Tannuzzo, CFA	Strategic Income Fund
Mary-Ann Ward	Strategic Investor Fund
Michael T. Welter, CFA	Strategic Investor Fund
Dara J. White, CFA	Emerging Markets Fund
David J. Williams, CFA	Value and Restructuring Fund
John T. Wilson, CFA	Large Cap Growth Fund
Michael Zazzarino	Bond Fund Intermediate Bond Fund

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal year ending March 31
Bond Fund	Carl W. Pappo, CFA	5 RICs 3 other accounts	$5.65 billion $850,000	None	None	(1)
	Alexander D. Powers	2 RICs 7 PIVs 17 other accounts	$2.79 billion $2.1 billion $1.1 billion	None	$10,001- $50,000[a] $1- 10,000[b]	(1)
	Michael Zazzarino	5 RICs 9 PIVs 9 other accounts	$4.193 billion $2.636 billion $192.2 million	None	None	(1)

Corporate Income Fund	Brian Lavin, CFA[1]	2 RICs 1 PIV 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$5.1 billion $850,000	None	None	(1)

Emerging Markets Fund	Robert B. Cameron	1 PIV 5 other accounts	$61.4 million $930,000	None	$1- $10,000[b]	(1)
	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	7 RICs 4 PIVs 4 other accounts	$646.2 million $634.7 million $200,000	None	None	(1)
	Dara J. White, CFA	1 PIV 9 other accounts	$61.4 million $405,000	None	$1- $10,000[a] $10,001- $50,000[b]	(1)

Energy and Natural Resources Fund	Michael E. Hoover	3 PIVs 3 other accounts	$689.7 million $741,342	None	None	(1)

Intermediate Bond Fund	Brian Lavin, CFA[1]	2 RICs 1 PIV 4 other accounts	$2.92 billion $9.56 million $766.77 million	None	None	(2)

65

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	Carl W. Pappo, CFA	4 RICs 3 other accounts	$3.45 billion $850,000	None	$50,001- $100,000[a]	(1)
	Alexander D. Powers	3 RICs 7 PIVs 17 other accounts	$3.4 billion $2.1 billion $1.1 billion	None	None	(1)
	Michael Zazzarino	5 RICs 9 PIVs 9 other accounts	$2.61 billion $2.64 billion $192.2 million	None	None	(1)

Pacific/Asia Fund	Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM	7 RICs 4 PIVs 4 other accounts	$1.02 billion $634.7 million $200,000	None	None	(1)
	Daisuke Nomoto, CMA (SAAJ)	4 RICs 3 PIVs 2 other accounts	$490.8 million $578.7 million $200,000	None	None	(1)

Select Large Cap Growth Fund	Richard A. Carter	1 RIC 1 PIV 2,389 other accounts	$4 million $43 million $1.5 billion	1 Other ($175 M)	$50,001- $100,000[a] $1- $10,000[b]	(1)
	Thomas M. Galvin, CFA	1 RIC 1 PIV 2,389 other accounts	$4 million $43 million $1.5 billion	1 Other ($175 M)	Over $1,000,000	(1)
	Todd D. Herget	1 PIV 2,389 other accounts	$43 million $1.5 billion	1 Other ($175 M)	$50,001- $100,000[a]	(1)

U.S. Treasury Index Fund	William Finan	5 other accounts	$1 million	None	None	(1)
	Orhan Imer, PhD, CFA	6 other accounts	$150,000	None	None	(1)

Value and Restructuring Fund	Guy W. Pope, CFA	5 RICs 1,927 other accounts	$1.76 billion $2.29 billion	None	$1- $10,000[a] $1- $10,000[b]	(1)
	J. Nicholas Smith, CFA	3 RICs 1,883 other accounts	$924.6 million $2.01 billion	None	$10,001- $50,000[a]	(1)
	David J. Williams, CFA	3 RICs 1,919 other accounts	$924.6 million $2.08 billion	None	$100,001- $500,000[a]	(1)

For Funds with fiscal year ending May 31
High Yield Opportunity Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$10.312 billion $9.331 million $683.335 million	None	None	(2)
	Jennifer Ponce de Leon	12 RICs 1 PIV 27 other accounts	$17.640 billion $9.331 million $4.578 million	None	None	(2)

International Bond Fund	Nicholas Pifer, CFA[2]	5 RICs 4 PIV 17 other accounts	$5.05 billion $113.33 million $4.62 billion	None	None	(2)

Strategic Income Fund	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$8.61 billion $9.331 million $683.335 million	None	None	(2)
	Colin J. Lundgren, CFA	21 RICs 9 other accounts	$40.761 billion $274.15 million	2 RICs ($527.4 M)	None	(2)
	Gene R. Tannuzzo, CFA	10 RICs 2 other accounts	$25.657 billion $0.08 million	None		(2)

66

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)

For Funds with fiscal year ending June 30
High Yield Municipal Fund	Chad H. Farrington	8 other accounts	$194,000	None	$1-$10,000[b]	(1)

Small Cap Value Fund I	Stephen D. Barbaro, CFA	5 RICs 1 PIV 13 other accounts	$433 million $30 million $57 million	None	$1- $10,000[a] $10,001 - $50,000[b]	(1)
	Jeremy Javidi, CFA	5 RICs 1 PIV 14 other accounts	$433 million $30 million $54 million	None	$100,001- $500,000[a] $1 - $10,000[b]	(1)

For Funds with fiscal year ending August 31
Balanced Fund	Leonard A. Aplet, CFA	10 RICs 8 PIVs 85 other accounts	$2.8 billion $3.555 billion $10.9 billion	None	$10,001 - $50,000 [a]	(1)
	Brian Lavin, CFA	12 RICs 1 PIV 3 other accounts	$9.907 billion $10.48 million $684.84 million	None	None	(2)
	Guy W. Pope, CFA	4 RICs 1,825 other accounts	$6.976 billion $1.007 billion	None	$100,001 - $500,000 [a]	(1)
	Ronald B. Stahl, CFA	10 RICs 6 PIVs 53 other accounts	$2.8 billion $785.7 million $3.879 billion	None	$10,001 - $50,000 [a]	(1)

Mid Cap Growth Fund	Wayne M. Collette, CFA	9 RICs 2 PIVs 191 other accounts	$1.5 billion $168.61 million $240 million	None	$10,001 - $50,000[b]	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 184 other accounts	$1.178 billion $168.61 million $178.61 million	None	$1- $10,000	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 182 other accounts	$1.178 billion $168.61 million $178.6 million	None	$10,001 - $50,000 [a] $10,001 - $50,000 [b]	(1)
	Brian D. Neigut	7 RICs 2 PIVs 184 other accounts	$1.178 billion $168.61 million $178.61 million	None	$1- $10,000[a] $1- $10,000[b]	(1)

Small Cap Growth Fund I	Wayne M. Collette, CFA	9 RICs 2 PIVs 191 other accounts	$1.8 billion $168.61 million $240 million	None	$10,001 - $50,000[b]	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 184 other accounts	$1.479 billion $168.61 million $178.8 million	None	$1- $10,000	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 182 other accounts	$1.479 billion $168.61 million $178.61 million	None	$10,001 - $50,000 [a] $10,001 - $50,000 [b]	(1)
	Brian D. Neigut	7 RICs 2 PIVs 184 other accounts	$1.479 billion $168.61 million $178.61 million	None	$1- $10,000[a] $1- $10,000[b]	(1)

67

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Strategic Investor Fund	Emil A. Gjester	1 RIC 1 PIV 289 other accounts	$89.65 million $201.32 million $220.38 million	None	$100,001 - $500,000 [a] $10,001 - $50,000 [b]	(1)
	Jonas Patrikson, CFA	1 RIC 1 PIV 282 other accounts	$89.648 million $201.32 million $220.22 million	None	$1- $10,000[a] $1-$10,000[b]	(1)
	Mary-Ann Ward	1 RIC 1 PIV 293 other accounts	$89.65 million $201.32 million $227.68 million	None	None	(1)
	Michael T. Welter, CFA	1 RIC 1 PIV 283 other accounts	89.65 billion $201.3 million $220.6 million	None	$50,001- $100,000[a] $1 - $10,000[b]	(1)

For Funds with fiscal year ending September 30
Contrarian Core Fund	Guy W. Pope, CFA	3 RICs 1,847 other accounts	$6.6 billion $567 million	None	$100,001- $500,000[a] $10,001- $50,000[b]	(1)

Dividend Income Fund	Richard E. Dahlberg, CFA	1 RIC 2 PIVs 99 other accounts	$425 million $372 million $813.01 million	None	$100,001- $500,000[a] $100,001- $500,000[b]	(1)
	Scott L. Davis	2 PIVs 92 other accounts	$372 million $815 million	None	$50,001- $100,000[a] $100,001- $500,000[b]	(1)

Large Cap Growth Fund	Peter R. Deininger[3]	1 PIV 15 other accounts	$315 million $275 million	None	$1- $10,000	(1)
	John T. Wilson, CFA	4 RICs 1 PIV 19 other accounts	$200 million $300 million $500 million	None	$100,001- $500,000[a]	(1)

Small Cap Core Fund	Richard D’Auteuil	1 PIV 27 other accounts	$158.85 million $907.08 million	None	None	(1)
	Jeffrey Hershey, CFA	1 PIV 28 other accounts	$158.85 million $901.77 million	None	None	(1)

For the Fund with fiscal year ending October 31
Connecticut Tax-Exempt Fund	Catherine Stienstra[4]	11 RICs 12 other accounts	$4.42 billion $6.68 billion	None	None	(2)

For the Fund with fiscal period ending December 31
Real Estate Equity Fund	Arthur J. Hurley, CFA	8 other accounts	$750,000	None	$1-$10,000[a] $1-$10,000[b]	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of April 30, 2010.
[2]	Account information provided as of May 31, 2010. Other accounts also include personal accounts as of June 30, 2010.
[3]	Account information provided as of March 31, 2010.
[4]	Account information provided as of August 31, 2010.

68

Structure of Compensation

(1) Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

Compensation for portfolio managers who were associates of the Previous Adviser prior to May 1, 2010, is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Adviser also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

(2) Compensation of Legacy RiverSource Investments, LLC Portfolio Managers

Compensation for portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC), is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Adviser’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Adviser employees. Depending upon their job level, Adviser portfolio managers may also be eligible for other benefits or perquisites that are available to all Adviser employees at the same job level.

The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Adviser has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management.

69

Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

Leonard A. Aplet, CFA	Balanced Fund	S&P 500 Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Stephen D. Barbaro, CFA	Small Cap Value Fund I	Russell 2000 Value Index	Lipper Small-Cap Value Funds Classification

Catherine Stienstra	Connecticut Tax-Exempt Fund	Barclays Capital Municipal Bond Index	Lipper Connecticut Municipal Debt Funds Classification

Robert B. Cameron	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI Emerging Markets Index (Gross); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

Richard A. Carter	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Wayne M. Collette, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Richard E. Dahlberg, CFA	Dividend Income Fund	Russell 1000 Index	Lipper Equity Income Funds Classification

Richard D’Auteuil	Small Cap Core Fund	Russell 2000 Index; S&P Small Cap 600 Composite Index	Lipper Small-Cap Core Funds Classification

Scott L. Davis	Dividend Income Fund	Russell 1000 Index	Lipper Equity Income Funds Classification

Peter R. Deininger	Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Chad H. Farrington	High Yield Municipal Fund	Barclays Capital High Yield Municipal Bond Index; Blended Benchmark[4]	Lipper High Yield Municipal Debt Funds Classification

William Finan	U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Thomas M. Galvin, CFA	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

70

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

Emil A. Gjester	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Todd D. Herget	Select Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Jeffrey Hershey, CFA	Small Cap Core Fund	Russell 2000 Index; S&P Small Cap 600 Composite Index	Lipper Small-Cap Core Funds Classification

Michael E. Hoover	Energy and Natural Resources Fund	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFA	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI Emerging Markets Index (Gross); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

	Pacific/Asia Fund	MSCI AC Asia Pacific Index (Net); MSCI EAFE Index (Net)	Lipper Pacific Region Funds Classification

Arthur J. Hurley, CFA	Real Estate Equity Fund	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification

Orhan Imer	U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Jeremy Javidi, CFA	Small Cap Value Fund I	Russell 2000 Value Index	Lipper Small-Cap Value Funds Classification

Brian Lavin, CFA	Balanced Fund	S&P 500 Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Corporate Income Fund	Barclays Capital Credit Bond Index; Blended Benchmark[2]	Lipper Corporate Debt Funds BBB Rated Classification

	High Yield Opportunity Fund	JPMorgan Global High Yield Index; Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Lawrence W. Lin, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

71

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Colin J. Lundgren, CFA	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

George J. Myers, CFA	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian D. Neigut	Mid Cap Growth Fund	Russell MidCap Growth Index; Russell MidCap Index	Lipper Mid-Cap Growth Funds Classification

	Small Cap Growth Fund I	Russell 2000 Index; Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Daisuke Nomoto, CMA (SAAJ)	Pacific/Asia Fund	MSCI AC Asia Pacific Index (Net); MSCI EAFE Index (Net)	Lipper Pacific Region Funds Classification

Carl. W. Pappo, CFA	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Corporate Income Fund	Barclays Capital Credit Bond Index; Blended Benchmark[2]	Lipper Corporate Debt Funds BBB Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Jonas Patrikson, CFA	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Nicholas Pifer	International Bond Fund	Citigroup Non-U.S. Dollar World Government Bond Index- Unhedged	Lipper International Income Funds Classification

Jennifer Ponce de Leon	High Yield Opportunity Fund	JPMorgan Global High Yield Index; Credit Suisse High Yield Index	Lipper High Current Yield Funds Classification

Guy W. Pope, CFA	Balanced Fund	S&P 500 Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

72

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group

	Contrarian Core Fund	Russell 1000 Index	Lipper Large-Cap Core Funds Classification

	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500 Index	Lipper Multi-Cap Value Funds Classification

Alexander D. Powers	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

J. Nicholas Smith, CFA	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500 Index	Lipper Multi-Cap Value Funds Classification

Ronald B. Stahl, CFA	Balanced Fund	S&P 500 Index; Barclays Capital Aggregate Bond Index; Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Gene R. Tannuzzo, CFA	Strategic Income Fund	Barclays Capital Government/Credit Bond Index; Blended Benchmark[3]	Lipper Multi-Sector Income Funds Classification

Mary-Ann Ward	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Michael T. Welter, CFA	Strategic Investor Fund	Russell 1000 Index	Lipper Multi-Cap Core Funds Classification

Dara J. White	Emerging Markets Fund	MSCI Emerging Markets Index (Net); MSCI Emerging Markets Index (Gross); MSCI EAFE Index (Net)	Lipper Emerging Markets Funds Classification

David J. Williams, CFA	Value and Restructuring Fund	Russell 1000 Value Index; S&P 500 Index	Lipper Multi-Cap Value Funds Classification

John T. Wilson, CFA	Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Michael Zazzarino	Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

	Intermediate Bond Fund	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

[1]	A custom composite, established by the Adviser, consisting of a 60% weighting of the S&P 500 Index and a 40% weighting of the Barclays Capital Aggregate Bond Index.
[2]	A weighted custom composite of the Barclays Capital U.S. Credit Bond Index (85%) and JP Morgan Global High Yield Index (15%) established by the Adviser.
[3]

A custom composite, established by the Adviser, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

[4]	A custom composite, established by the Adviser, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

73

The Adviser’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Adviser and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Adviser’s Code of Ethics and certain limited exceptions, the Adviser’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Adviser and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Adviser are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and

74

other accounts. Many of the potential conflicts of interest to which the Adviser’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Adviser and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Adviser, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Adviser discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Adviser) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services and facilities necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

For U.S. Treasury Index Fund, pursuant to the Administrative Services Agreement, the Administrator, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons of the Administrator or its affiliates, brokerage fees and commissions, interest on borrowings and such extraordinary, non-recurring expenses as may arise, including litigation expenses. For the purposes of this arrangement, distribution and service fees are not considered operating expenses.

Administration Fees Paid by the Funds

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable, waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years, except as otherwise indicated.

75

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Administration Fee Paid	$754,748	$678,588	$759,720
Amount Reimbursed	—	$209,350	$206,179
Amount Waived	—	—	—
Corporate Income Fund
Administration Fee Paid	$675,315	$675,654	$870,923
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Emerging Markets Fund
Administration Fee Paid	$615,027	$1,001,669	$2,430,055
Amount Reimbursed	—	$251,476	$476,664
Amount Waived	—	—	—
Energy and Natural Resources Fund
Administration Fee Paid	$723,263	$765,650	$941,122
Amount Reimbursed	—	$254,984	$263,577
Amount Waived	—	—	—
Intermediate Bond Fund
Administration Fee Paid	$3,164,565	$3,373,301	$3,620,050
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Pacific/Asia Fund
Administration Fee Paid	$16,020	$85,238	$334,900
Amount Reimbursed	—	$30,445	$66,921
Amount Waived	—	—	—
Select Large Cap Growth Fund
Administration Fee Paid	$2,127,779	$1,291,853	$1,216,720
Amount Reimbursed	—	$394,599	$333,294
Amount Waived	—	—	—
U.S. Treasury Index Fund
Administration Fee Paid	$1,122,055	$1,080,502	$551,345
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Value and Restructuring Fund
Administration Fee Paid	$9,398,359	$11,411,391	$13,588,716
Amount Reimbursed	—	$3,327,593	$3,424,080
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Administrator	Previous Administrator
High Yield Opportunity Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Strategic Income Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

76

	Fiscal Year Ended May 31, 2010		Fiscal Period Ended May 31, 2009*
Fund	Administrator	Previous Administrator
International Bond Fund
Administration Fee Paid	$680	$6,325	$1,862
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Administrator	Previous Administrator
High Yield Municipal Fund
Administration Fee Paid	$140,597	$637,176	$661,657	$815,422
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Value Fund I
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Fund	Administrator	Previous Administrator
Balanced Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Growth Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund I
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Strategic Investor Fund
Administration Fee Paid	$382,478	$810,252	$1,058,644	$1,175,452
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
[1]	Unaudited.

Fund	Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*	Fiscal Year Ended September 30, 2007*
Contrarian Core Fund
Administration Fee Paid	$201,987	$260,528	$297,160
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

77

Fund	Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*	Fiscal Year Ended September 30, 2007*
Dividend Income Fund
Administration Fee Paid	$836,788	$756,060	$714,875
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Large Cap Growth Fund
Administration Fee Paid	$555,279	$865,130	$922,750
Amount Reimbursed	—	—	—
Amount Waived	—	—	—
Small Cap Core Fund
Administration Fee Paid	$302,523	$625,431	$889,186
Amount Reimbursed	—	—	—
Amount Waived	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Administration Fee Paid	N/A	N/A	N/A
Amount Reimbursed	N/A	N/A	N/A
Amount Waived	N/A	N/A	N/A

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

State Street is responsible for providing certain pricing and bookkeeping services to the Funds. The Administrator is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund also reimburses State Street for certain out-of-pocket expenses and charges.

78

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated. Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by U.S. Treasury Index Fund are paid by the Administrator.

Prior to December 15, 2006, the Previous Adviser was responsible for providing pricing and bookkeeping services, to the Funds operating at the time, under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between the Previous Adviser and State Street, the Previous Adviser delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to the Previous Adviser and discussed below) were paid to State Street. The Funds also reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by the Previous Adviser in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid by the Funds

The Adviser and the Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street and to the Adviser and the Previous Adviser, as applicable, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$149,216	$129,842	$82,648
Corporate Income Fund
Amount Paid to Adviser	—	—	$10,791
Amount Paid to State Street	$158,268	$156,839	$182,251
Emerging Markets Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$103,288	$117,814	$105,826
Energy and Natural Resources Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$123,403	$116,154	$78,072
Intermediate Bond Fund
Amount Paid to Adviser	—	—	$10,791
Amount Paid to State Street	$189,677	$188,898	$189,435
Pacific/Asia Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$53,504	$57,548	$52,002

79

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Select Large Cap Growth Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$140,511	$140,065	$77,132
U.S. Treasury Index Fund**
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
Value and Restructuring Fund
Amount Paid to Adviser	—	—	$5,746
Amount Paid to State Street	$143,767	$143,296	$78,208

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by U.S. Treasury Index Fund are paid by the Administrator.

Fund	Fiscal Year Ended May 31, 2010	Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
High Yield Opportunity Fund
Amount Paid to Adviser	—	—	$114,926
Amount Paid to State Street	$113,154	$96,616	$8,212
Strategic Income Fund
Amount Paid to Adviser	—	—	$190,423
Amount Paid to State Street	$193,287	$181,682	$8,212

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended May 31, 2010	Fiscal Period Ended May 31, 2009*
International Bond Fund
Amount Paid to Adviser	—	—
Amount Paid to State Street	$46,735	$26,617

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
High Yield Municipal Fund
Amount Paid to Adviser	—	—	$7,494
Amount Paid to State Street	$192,931	$180,290	$191,877
Small Cap Value Fund I
Amount Paid to Adviser	—	—	$7,494
Amount Paid to State Street	$146,364	$145,161	$143,111

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended August 31, 2010[1]	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Balanced Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$97,492	$80,304	$85,084
Mid Cap Growth Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$145,095	$145,117	$144,122

80

Fund	Fiscal Year Ended August 31, 2010[1]	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
Small Cap Growth Fund I
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$145,808	$97,227	$87,811
Strategic Investor Fund
Amount Paid to Adviser	—	—	$4,673
Amount Paid to State Street	$147,864	$143,423	$149,889

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
[1]	Unaudited.

Fund	Fiscal Year ended September 30, 2009*	Fiscal Year ended September 30, 2008*	Fiscal Year Ended September 30, 2007*
Contrarian Core Fund
Amount Paid to Adviser	—	$3,106	$43,283
Amount Paid to State Street	$83,251	$96,037	$78,321
Dividend Income Fund
Amount Paid to Adviser	—	$3,106	$51,635
Amount Paid to State Street	$141,429	$144,517	$103,692
Large Cap Growth Fund
Amount Paid to Adviser	—	$3,106	$51,635
Amount Paid to State Street	$141,538	$140,096	$106,855
Small Cap Core Fund
Amount Paid to Adviser	—	$3,106	$51,635
Amount Paid to State Street	$104,080	$152,060	$114,670

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Amount Paid to Adviser	—	$1,952	$24,798
Amount Paid to State Street	$61,643	$62,893	$56,215

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2009*
Real Estate Equity Fund
Amount Paid to Adviser	—	—	$4,673	$63,096
Amount Paid to State Street	$27,743	$74,509	$84,454	$84,836

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their

81

designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Adviser and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for their services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and Previous Distributor retained, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Bond Fund
Amount Paid
Class A shares	$87,653	$23,344	—
Amount Retained
Class A shares	$10,847	$3,032	—
Class C shares	$813	—	—
Corporate Income Fund
Amount Paid
Class A shares	$76,987	$42,265	$83,846
Amount Retained
Class A shares	$8,679	$4,859	$10,209
Class B shares	$6,890	$19,621	$26,159
Class C shares	$1,744	$1,809	$4,085
Emerging Markets Fund
Amount Paid
Class A shares	$71,380	$25,581	$15,743
Amount Retained
Class A shares	$11,618	$4,445	$5,464
Class C shares	$134	$356	$117

82

Fund	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*	Fiscal Year Ended March 31, 2008*
Energy and Natural Resources Fund
Amount Paid
Class A shares	$367,133	$226,149	$41,980
Amount Retained
Class A shares	$55,189	$37,467	$6,898
Class C shares	$4,646	$5,557	—
Intermediate Bond Fund
Amount Paid
Class A shares	$100,659	$75,693	$164,058
Amount Retained
Class A shares	$9,832	$9,783	$17,512
Class B shares	$20,653	$67,508	$126,025
Class C shares	$3,191	$13,915	$3,509
Pacific/Asia Fund
Amount Paid
Class A shares	$4,028	$1,037	—
Amount Retained
Class A shares	$576	$109	—
Class C shares	$28	—	—
Select Large Cap Growth Fund
Amount Paid
Class A shares	$72,757	$35,906	$17,771
Amount Retained
Class A shares	$11,067	$22,304	$2,508
Class C shares	$1,504	$1,487	—
U.S. Treasury Index Fund
Amount Paid
Class A shares	$83,413	$599,674	$32,972
Amount Retained
Class A shares	$9,858	$68,225	$4,014
Class B shares	$20,761	$19,230	$7,255
Class C shares	$45,774	$36,124	$2,579
Value and Restructuring Fund
Amount Paid
Class A shares	$323,994	$1,456,148	$475,597
Amount Retained
Class A shares	$54,926	$327,389	$81,037
Class C shares	$22,254	$53,825	$1,095

*	All amounts were paid to or retained by the Previous Distributor.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Distributor	Previous Distributor
High Yield Opportunity Fund
Amount Paid
Class A shares	$2,214	$102,312	$52,757	$81,858
Amount Retained
Class A shares	$12,953**		$6,397	$9,712
Class B shares	$12,197**		$37,832	$120,102
Class C shares	$1,882**		$2,372	$1,294

83

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*	Fiscal Year Ended May 31, 2008*
Fund	Distributor	Previous Distributor
Strategic Income Fund
Amount Paid
Class A shares	$62,252	$1,393,488	$1,484,623	$1,500,658
Amount Retained
Class A shares	$212,105**		$174,597	$182,191
Class B shares	$112,534**		$254,576	$401,532
Class C shares	$ 55,451**		$38,358	$16,683

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended May 31, 2010		Fiscal Year Ended May 31, 2009*
Fund	Distributor	Previous Distributor
International Bond Fund
Amount Paid
Class A shares	$532	$7,025	$5
Amount Retained
Class A shares	$ 869**		$1
Class C shares	$ 4**		—

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended June 30, 2010		Fiscal Year Ended June 30, 2009*	Fiscal Year Ended June 30, 2008*
Fund	Distributor	Previous Distributor
High Yield Municipal Fund
Amount Paid
Class A Shares	$14,851	$76,842	$62,416	$79,171
Amount Retained
Class A Shares	$10,473**		$7,933 (underwriting discount) $33 (CDSC)	$9,673 (underwriting discounts) $12,689 (CDSC)
Class B Shares	$8,610**		$16,011	$23,627
Class C Shares	$2,743**		$736	$4,765

Small Cap Value Fund I
Amount Paid
Class A shares	$26,259	$154,679	$253,305	$350,124
Amount Retained
Class A shares	$28,705**		$40,492 (underwriting discount) $519 (CDSC)	$54,614 (underwriting discounts) $1,051 (CDSC)
Class B shares	$36,729**		$69,591	$95,335
Class C shares	$5,331**		$7,107	$16,400

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

84

Fund	Fiscal Year Ended August 31, 2010[1]		Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*
	Distributor	Previous Distributor
Balanced Fund
Amount Paid
Class A shares	$207,936	$337,368	$134,794	$51,909
Amount Retained
Class A shares	$81,893**		$19,807	$10,387 (underwriting discount)
Class B shares	$10,629**		$9,543	$8,501
Class C shares	$7,621**		$423	$94

Mid Cap Growth Fund
Amount Paid
Class A shares	$19,121	$32,841	$51,601	$180,381
Class T shares	$156	$372	$917	$1,016
Amount Retained
Class A Retained	$7,346**		$7,987	$35,837
Class B Retained	$4,870**		$9,579	$12,057
Class C Retained	$1,021**		$1,459	$3,558
Class T Retained	$61**		—	$1

Small Cap Growth Fund I
Amount Paid
Class A shares	$27,242	$55,837	$101,052	$187,929
Amount Retained
Class A shares	$11,901**		$17,113	$30,175
Class B shares	$5,690**		$4,599	$1,789
Class C shares	$2,854**		$13,038	$1,464

Strategic Investor Fund
Amount Paid
Class A shares	$16,138	$42,407	$76,883	$209,325
Amount Retained
Class A shares	$8,700**		$12,250	$241,215
Class B shares	$29,424**		$70,039	$83,980
Class C shares	$2,257**		$2,303	$4,702

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.
[1]	Unaudited.

Fund	Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*	Fiscal Year Ended September 30, 2007*
Contrarian Core Fund
Amount Paid
Class A shares	$86,071	$36,936	$19,479
Class T shares	$12,088	$28,049	$27,371
Amount Retained
Class A shares	$12,921	$6,075 (underwriting discount) $11 (CDSC)	$3,232 (underwriting discount) $26 (CDSC)
Class B shares	$4,070	$6,252	$13,877
Class C shares	$442	$217	$56
Class T shares	$1,659	$4,121 (underwriting discount) — (CDSC)	$3,847 (underwriting discount)

85

Fund	Fiscal Year Ended September 30, 2009*	Fiscal Year Ended September 30, 2008*	Fiscal Year Ended September 30, 2007*

Dividend Income Fund
Amount Paid
Class A shares	$803,682	$286,403	$488,144
Class T shares	$6,141	$8,615	$11,210
Amount Retained
Class A shares	$125,322	$48,889 (underwriting discount) $347 (CDSC)	$84,117 (underwriting discount) $91 (CDSC)
Class B shares	$39,378	$46,255	$62,830
Class C shares	$5,857	$3,049	$8,381
Class T shares	$930	$1,246 (underwriting discount)	$1,438 (underwriting discount)

Large Cap Growth Fund
Amount Paid
Class A shares	$74,526	$98,167	$92,402
Class T shares	$41,614	$65,452	$55,772
Amount Retained
Class A shares	$18,305	$15,920 (underwriting discount) $795 (CDSC)	$15,320 (underwriting discount) $624 (CDSC)
Class B shares	$33,744	$88,380	$160,928
Class C shares	$2,549	$3,369	$3,244
Class E shares	$87	— (underwriting discount) $75 (CDSC)	—
Class F shares	N/A	N/A	—
Class T shares	$5,524	$8,731 (underwriting discount) $4,712 (CDSC)	$7,274 (underwriting discount)

Small Cap Core Fund
Amount Paid
Class A shares	$65,118	$8,298	$24,792
Class T shares	$10,735	$17,011	$23,624
Amount Retained
Class A shares	$9,774	$1,180 (underwriting discount) — (CDSC)	$3,923 (underwriting discount) $3 (CDSC)
Class B shares	$20,617	$59,022	$70,993
Class C shares	$100	$339	$507
Class T shares	$1,442	$2,334 (underwriting discount) $451 (CDSC)	$2,756 (underwriting discount) —

*	All amounts were paid to or retained by the Previous Distributor.

86

Fund	Fiscal Year Ended October 31, 2009*	Fiscal Year Ended October 31, 2008*	Fiscal Year Ended October 31, 2007*
Connecticut Tax-Exempt Fund
Amount Paid
Class A shares	$81,306	$60,652	$36,337
Amount Retained
Class A shares	$10,073	$7,301 (underwriting discount)	$3,961 (underwriting discounts) (CDSC)
Class B shares	$5,835	$13,389	$29,439
Class C shares	$168	$467	$40

*	All amounts were paid to or retained by the Previous Distributor.

Fund	Fiscal Period Ended December 31, 2009*	Fiscal Year Ended August 31, 2009*	Fiscal Year Ended August 31, 2008*	Fiscal Year Ended August 31, 2007*
Real Estate Equity Fund
Amount Paid
Class A shares	$19,596	$27,222	$33,423	$120,365
Amount Retained
Class A shares	$3,518	$5,864	$6,160	$19,151
Class B shares	$2,585	$6,730	$12,250	$36,895
Class C shares	$431	$1,207	$1,701	$1,814

*	All amounts were paid to or retained by the Previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Adviser, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Adviser and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Adviser and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Adviser’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Adviser’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Adviser’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other

87

than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Adviser, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Adviser and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Adviser and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Adviser and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Adviser or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Adviser, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Adviser, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Adviser or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Adviser has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Adviser and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

88

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Adviser, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Adviser or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Adviser and Investment Advisory Services – Portfolio Manager(s) – The Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Adviser, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Adviser and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Adviser endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Adviser’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed

89

funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. The Adviser has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Adviser and/or its affiliates, including Ameriprise Financial and its affiliates. For more information about the Adviser’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Adviser and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Adviser has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Adviser and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable

90

legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Adviser of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Adviser.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Adviser, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Adviser and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, Class R5 and Class Y shares. For Class R4 and Class R5 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual

91

limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period November 1, 2007 through October 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). Pursuant to the Administrative Services Agreement, the Administrator pays the Transfer Agency Fees of U.S. Treasury Index Fund on behalf of the Fund. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The financial statements for the fiscal years ended on or after August 31, 2009 contained in a Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for the fiscal years ended on or after August 31, 2010.

92

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110. K&L Gates LLP serves as co-counsel. Its address is 1601 K Street N.W., Washington, DC, 20006-1600.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class A shares, Class B shares, Class C shares, Class E shares, Class F shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B shares, Class E shares, Class F shares or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the maximum annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.10%	0.25%	up to 0.35%[a,b]
Class B	0.75%	0.25%	1.00%[b]
Class C	0.75%	0.25%	1.00%[b,c]
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	none
Class R	0.50%	— [d]	0.50%
Class R4	none	0.25%[e]	0.25%[e]
Class R5	none	none	none
Class T	none	0.50%[f]	0.50%[f]
Class W	0.25%	0.25%	0.25%
Class Y	none	none	none
Class Z	none	none	none

[a]	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds.

Columbia funds	Class A Distribution Fee	Class A Service Fee	Class A Combined Total
Balanced Fund, Contrarian Core Fund, Dividend Income Fund, Intermediate Bond Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Real Estate Equity Fund, Small Cap Core Fund, Small Cap Growth Fund I	0.10%	0.25%	0.35%*
Bond Fund, Connecticut Tax-Exempt Fund, Corporate Income Fund, Emerging Markets Fund, Energy and Natural Resources Fund, High Yield Opportunity Fund, International Bond Fund, Pacific/Asia Fund, Select Large Cap Growth Fund, Small Cap Value Fund I, Strategic Income Fund, Strategic Investor Fund, U.S. Treasury Index Fund, Value and Restructuring Fund	—	0.25%	0.25%
High Yield Municipal Fund	—	0.20%	0.20%

*	The indicated Funds may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

93

[b]

Service Fee for Class A shares, Class B shares and Class C shares of Connecticut Tax-Exempt Fund – The annual service fee may equal up to 0.10% on net assets attributable to shares of the Fund issued prior to December 1, 1994, and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Strategic Income Fund – The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets.

[c]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Connecticut Tax-Exempt Fund) does not exceed the specified percentage annually: 0.45% for Connecticut Tax-Exempt Fund; 0.80% for High Yield Municipal Fund; 0.85% for Corporate Income Fund, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

[d]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[e]

The shareholder service fees for Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[f]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plan permits the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder servicing plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds may pay

94

shareholder service fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services. Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Fund, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of the Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by, as applicable, the Distributor and the Previous Distributor, for the most recently completed fiscal year, except as otherwise indicated. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class Y shares and Class Z shares do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2010*

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Bond Fund
Distribution Fee	—	—	$13,110	N/A
Service Fee	$29,341	—	$4,370	N/A
Fees Waived by the Distributor	—	—	—	N/A
Corporate Income Fund
Distribution Fee	—	$56,609	$84,028	N/A
Service Fee	$204,427	$18,855	$28,014	N/A
Fees Waived by the Distributor	—	—	$16,837	N/A
Emerging Markets Fund
Distribution Fee	—	N/A	$7,090	N/A
Service Fee	$10,730	N/A	$2,363	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Energy and Natural Resources Fund
Distribution Fee	—	N/A	$89,532	N/A
Service Fee	$95,419	N/A	$29,844	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Intermediate Bond Fund
Distribution Fee	$159,958	$266,146	$239,468	$8,902
Service Fee	$399,760	$88,709	$79,839	N/A
Fees Waived by the Distributor	$159,958	—	$47,893	N/A

95

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Pacific/Asia Fund
Distribution Fee	—	N/A	$2,781	N/A
Service Fee	$1,579	N/A	$927	N/A
Fees Waived by the Distributor	—	N/A	—	N/A
Select Large Cap Growth Fund
Distribution Fee	—	N/A	$14,917	$618
Service Fee	$769,303	N/A	$4,972	—
Fees Waived by the Distributor	—	N/A	—	—
U.S. Treasury Index Fund
Distribution Fee	—	$56,393	$184,245	—
Service Fee	$148,960	$18,798	$61,427	—
Fees Waived by the Distributor	—	—	$36,843	—
Value and Restructuring Fund
Distribution Fee	—	N/A	$473,717	$258,974
Service Fee	$610,589	N/A	$157,906	—
Fees Waived by the Distributor	—	N/A	—	—

*	All amounts were paid or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended May 31, 2010

	Class A Shares		Class B Shares		Class C Shares		Class J Shares*
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
High Yield Opportunity Fund
Distribution Fee	—	—	$10,429	$147,519	$8,223	$89,599	N/A	N/A
Service Fee	$41,009	$429,929	$3,469	$49,173	$2,714	$29,852	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	$1,645	$17,946	N/A	N/A

International Bond Fund
Distribution Fee	—	—	N/A	N/A	$64	$317	N/A	N/A
Service Fee	$213	$1,522	N/A	N/A	$195	$949	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	—	—	N/A	N/A

Strategic Income Fund
Distribution Fee	—	—	$59,732	$774,956	$126,549	$1,320,458	—	$28,560
Service Fee	$216,952	$2,300,745	$19,540	$255,683	$42,458	$435,805	—	$20,076
Fees Waived by the Distributor	—	—	—	—	$25,310	$262,023	—	—

*	On July 27, 2009, Strategic Income Fund liquidated and terminated Class J shares.

96

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended June 30, 2010

	Class A Shares		Class B Shares		Class C Shares
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
High Yield Municipal Fund
Distribution Fee	—	—	$7,716	$46,609	$9,271	$44,660
Service Fee	$27,169	$112,152	$2,058	$12,428	$3,090	$14,887
Fees Waived by the Distributor	—	—	—	—	—	—

Small Cap Value Fund I
Distribution Fee	—	—	$32,481	$188,879	$68,350	$327,919
Service Fee	$266,253	$1,175,984	$10,827	$ 62,959	$22,783	$109,306
Fees Waived by the Distributor	—	—	—	—	—	—

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended August 31, 2010*1

	Class A Shares		Class B Shares		Class C Shares		Class R Shares		Class T Shares**
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Balanced Fund
Distribution Fee	—	—	$17,743	$36,746	$60,965	$80,541	N/A	N/A	N/A	N/A
Service Fee	$48,934	$48,551	$ 5,914	$12,249	$20,477	$26,809	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Mid Cap Growth Fund
Distribution Fee	—	—	$15,838	$40,577	$26,090	$50,883	$8,167	$13,987	—	—
Service Fee	$55,624	$101,648	$ 5,279	$13,526	$ 8,697	$16,961	—	—	—	—
Fees Waived by the Distributor	—	—	—	—	—	—	—	—	—	—

Small Cap Growth Fund I
Distribution Fee	—	—	$6,386	$14,230	$35,553	$61,671	N/A	N/A	N/A	N/A
Service Fee	$54,406	$102,137	$2,129	$ 4,743	$11,851	$20,557	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

Strategic Investor Fund
Distribution Fee	—	—	$55,413	$127,463	$43,771	$99,781	N/A	N/A	N/A	N/A
Service Fee	$127,413	$277,644	$18,471	$ 42,488	$14,590	$33,260	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A	N/A	N/A

*	All amounts were paid to or waived by the Previous Distributor.
**	Paid pursuant to the Shareholder Services Plan for Class T shares.
[1]	Unaudited.

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended September 30, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares	Class E Shares	Class F Shares	Class R Shares	Class T Shares**
Contrarian Core Fund
Distribution Fee	—	$20,833	$23,402	N/A	N/A	N/A	—
Service Fee	$35,066	$6,953	$7,797	N/A	N/A	N/A	$299,111
Fees Waived by the Distributor	—	—	—	N/A	N/A	N/A	—
Dividend Income Fund
Distribution Fee	—	$192,252	$194,696	N/A	N/A	$689	—
Service Fee	$810,948	$64,084	$64,929	N/A	N/A	—	$179,754
Fees Waived by the Distributor	—	—	—	N/A	N/A	—	—

97

Fund	Class A Shares	Class B Shares	Class C Shares	Class E Shares	Class F Shares	Class R Shares	Class T Shares**
Large Cap Growth Fund
Distribution Fee	—	$227,129	$118,242	$11,426	$1,852	N/A	—
Service Fee	$308,522	$75,710	$39,444	$28,565	$617	N/A	$380,511
Fees Waived by the Distributor	—	—	—	—	—	N/A	—
Small Cap Core Fund
Distribution Fee	—	$113,507	$116,645	N/A	N/A	N/A	—
Service Fee	$183,736	$37,882	$38,938	N/A	N/A	N/A	$191,678
Fees Waived by the Distributor	—	—	—	N/A	N/A	N/A	—

*	All amounts were paid to or waived by the Previous Distributor.
**	Paid pursuant to the Shareholder Services Plan for Class T shares.

Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended October 31, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares
Connecticut Tax-Exempt Fund
Distribution Fee	—	$68,025	$89,850
Service Fee	$171,733	$21,786	$28,797
Fees Waived by the Distributor	—	—	$35,944

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Fund for the Fiscal Year Ended August 31, 2009*

Fund	Class A Shares	Class B Shares	Class C Shares
Real Estate Equity Fund
Distribution Fee	—	$26,912	$26,164
Service Fee	$35,816	$8,971	$8,721
Fees Waived by the Distributor	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.

Distribution and Services Fees Paid by the Fund for the Fiscal Period Ended December 31, 2009*, 1

Fund	Class A Shares	Class B Shares	Class C Shares
Real Estate Equity Fund
Distribution Fee	—	$8,375	$9,509
Service Fee	$14,539	$2,791	$3,170
Fees Waived by the Distributor	—	—	—

*	All amounts were paid to or waived by the Previous Distributor.
[1]	Data for the fiscal period September 1, 2009 through December 31, 2009.

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares.

98

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under the Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

99

Codes of Ethics

The Funds, the Adviser and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting Policies and Procedures

The Funds have delegated to the Adviser, or as applicable, the subadviser, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Adviser, the Board reviewed and approved the policies and procedures adopted by the Adviser and, as applicable, a subadviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Adviser (or subadviser), its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Funds and their shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Adviser also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Adviser determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Adviser seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Adviser’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser’s Proxy Voting Committee is composed of representatives of the Adviser’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Adviser’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiamanagement.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Adviser’s (and subadviser’s) policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

100

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees the Trust and the Funds. The Trustees are responsible for overseeing the management and operations of the Trust. The Board consists of ten Trustees who have varied experience and skills. Nine of the Trustees, including the Chairman of the Board, are Independent Trustees. The remaining Trustee, Mr. William E. Mayer, may technically be an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with, or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any subadviser to a Fund. Further information about the backgrounds and qualifications of the Trustees can be found in the section Trustee Biographical Information and Qualifications. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The committees include the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees. A majority of the members of each of the committees are Independent Trustees. The roles of each committee are more fully described in the section Standing Committees below.

The Funds have retained the Adviser as the Funds’ investment adviser and administrator. The Adviser provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board provides oversight of the services provided by the Adviser, including risk management services. In addition, each committee of the Board provides oversight of the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Adviser, with independent consultants hired by the Board, and with representatives of various of the Funds’ service providers. The Board and certain committees also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Standing Committees

Ms. Verville and Messrs. Collins, Hacker and Nelson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers.

101

Messrs. Drake, Hacker, Mayer and Simpson are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Adviser.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Hacker, Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board.

Mses. Kelly and Verville and Messrs. Nelson and Simpson are members of the Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of each Fund’s Chief Compliance Officer and reviewing her compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of each Fund and its service providers, and reviewing each Fund’s portfolio execution.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Family and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year, as the applicable IOC did for each Fund’s most recently completed fiscal year. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Family which they review. These asset categories may be reassigned among the IOCs from time to time.

IOC #1: Mr. Neuhauser and Ms. Verville are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Mid Value; Fixed Income – Core and Municipal.

IOC #2: Messrs. Collins, Hacker and Mayer are responsible for reviewing funds in the following asset categories: Large Value, Small Growth, Specialty; Fixed Income – High Yield, Multi-Sector and Municipal.

IOC #3: Mr. Piel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Asset Allocation, Index, Large Value, Mid Value, Small Core, Small Value, Money Market; Fixed Income – Municipal and Short Duration.

IOC #4: Messrs. Drake, Nelson and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend, Mid Growth, Multi Blend, Small Growth, Specialty; Fixed Income – Core, Municipal and Short Duration.

102

The table below shows the number of times each committee met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee		Governance Committee		Advisory Fees & Expenses Committee		Compliance Committee		Investment Oversight Committee
For Funds with fiscal periods ending March 31	8		6		8		8		4
For Funds with fiscal periods ending May 31	8		7		8		9		4
For Funds with fiscal periods ending June 30	8		7		8		8		4
For Funds with fiscal periods ending August 31	8		7		9		7		4
For Funds with fiscal periods ending September 30	6		6		8		7		4
For Funds with fiscal periods ending October 31	6		6		8		7		4
For Funds with fiscal periods ending December 31	3	[a]	2	[a]	4	[a]	4	[a]	1	[a]

[a]

In 2009, Real Estate Equity Fund changed its fiscal year end from August 31 to December 31. The number of committee meetings in the table above reflects the period from September 1, 2009 through December 31, 2009. For the fiscal year ended August 31, 2009, the Audit Committee met six times, the Governance Committee met six times, the Advisory Fees & Expenses Committee met eight times, the Compliance Committee met six times and each IOC met four times.

Trustee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Fund, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:

Rodman L. Drake – Mr. Drake has significant experience serving as a CEO on boards of directors for public companies, including investment companies. This experience includes holding such positions with the various boards as chairman, lead independent director, and chairman of the nominating, compensation and audit committees. Mr. Drake is Co-Founder of Baringo Capital LLC, and was previously the CEO of a hybrid REIT, president of a private equity firm and the CEO of a leading management consulting firm.

John D. Collins – Mr. Collins was a partner at KPMG, LLP, where he worked for 37 years until his retirement in 1999. Mr. Collins has served on the board of directors for multiple companies. While with KPMG LLP, Mr. Collins was a senior audit partner. He also served on the International Auditing Procedures Committee.

103

Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Janet Langford Kelly – Ms. Kelly is Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips Ms. Kelly held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Kelly has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

Charles R. Nelson – Dr. Nelson is an experienced investment company trustee, having served on the Board, and the boards of predecessor funds, since 1981. Professor of Economics at the University of Washington since 1976, he has written several books, authored numerous articles in economics and finance, and served on editorial boards of professional journals. He is a Fellow of the Econometric Society and his contributions were the subject of a conference at the Federal Reserve Bank of Atlanta in 2006. Additionally, he is an experienced consultant on economic and statistical matters.

John J. Neuhauser – Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He is currently the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.

Jonathan Piel – Mr. Piel has served since 1994 as a trustee of mutual funds advised successively by U.S. Trust, Charles Schwab and the Adviser. In addition to this significant oversight experience he was the Editor of Scientific American and a vice president of Scientific American, Inc. He is also a member of the board of several not-for-profit organizations.

Patrick J. Simpson – Mr. Simpson is a partner at the law firm Perkins Coie L.L.P. Mr. Simpson’s practice includes such relevant areas as corporate governance and securities compliance.

Anne-Lee Verville – Ms. Verville has significant executive experience. Prior to her retirement in 1997, she held various leadership and executive roles with IBM Corporation. Ms. Verville has previously served on the board of directors for a public company and non-profit organizations.

William E. Mayer – Mr. Mayer has significant executive and board experience with financial services and investment companies. Mr. Mayer, currently a partner at a private equity firm, also has significant executive experience and experience working in finance. Previously, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland and was President and CEO of The First Boston Corporation.

104

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Rodman L. Drake (Born 1943) Trustee and Chairman of the Board	1994	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010	64	Jackson Hewitt Tax Service Inc. (tax preparation services); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995-2008; and The Helios Funds (exchange-traded funds); Apex Silver Mines Ltd. from 2007 to 2009

John D. Collins (Born 1938) Trustee	2005	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP (accounting and tax firm) from March 1962 to June 1999	64	Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	64	Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

105

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	64	None

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington since September 1993; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	64	None

106

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	64	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)
Jonathan Piel (Born 1938) Trustee	1994	Cable television producer and web site designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York	64	None

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	64	None

107

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly, General Manager, Global Education Industry from 1994 to 1997; President – Application Systems Division from 1991 to 1994; Chief Financial Officer – US Marketing & Services from 1988 to 1991; and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology))	64	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer * (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management University of Maryland from 1992 to 1996	64	DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); and BlackRock Kelso Capital Corporation (investment company)

*	Mr. Mayer may technically be an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with, or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any subadviser to a Fund.

108

Compensation

Trustees are compensated for their services to the Columbia Funds complex on a complex-wide basis, as shown in the table below.

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)
For Funds with fiscal year ending March 31
Bond Fund	$4,544	$3,582	$3,867	$3,600	$3,820	$3,533	$3,305	$3,599	$3,154	$3,739
Amount deferred	$1,526	$1,590	$0	$0	$0	$0	$0	$3,599	$0	$0
Corporate Income Fund	$4,205	$3,321	$3,586	$3,337	$3,547	$3,276	$3,065	$3,337	$2,923	$3,469
Amount deferred	$1,416	$1,480	$0	$0	$0	$0	$0	$3,337	$0	$0
Emerging Markets Fund	$3,100	$2,472	$2,678	$3,099	$1,969	$2,446	$2,292	$2,355	$2,172	$2,601
Amount deferred	$2,060	$2,188	$0	$0	$0	$0	$0	$2,355	$0	$0
Energy and Natural Resources Fund	$3,888	$3,086	$3,341	$1,920	$2,671	$3,060	$2,868	$2,977	$2,691	$3,250
Amount deferred	$2,575	$2,738	$0	$0	$0	$0	$0	$2,977	$0	$0
Intermediate Bond Fund	$13,357	$10,532	$11,358	$10,581	$11,198	$10,374	$9,698	$10,555	$9,353	$10,967
Amount deferred	$4,491	$4,604	$0	$0	$0	$0	$0	$10,555	$0	$0
Pacific/Asia Fund	$1,588	$1,260	$1,363	$1,267	$1,353	$1,244	$1,165	$1,306	$1,104	$1,320
Amount deferred	$1,060	$1,118	$0	$0	$0	$0	$0	$1,306	$0	$0
Select Large Cap Growth Fund	$7,034	$5,587	$6,059	$5,625	$6,079	$5,569	$5,226	$4,880	$4,870	$5,919
Amount deferred	$4,591	$4,937	$0	$0	$0	$0	$0	$4,880	$0	$0
U.S. Treasury Index Fund	$3,628	$2,846	$3,067	$2,854	$3,008	$2,789	$2,606	$2,836	$2,471	$2,947
Amount deferred	$1,204	$1,262	$0	$0	$0	$0	$0	$2,836	$0	$0
Value and Restructuring Fund	$33,775	$26,803	$28,951	$26,950	$28,828	$26,576	$24,874	$22,548	$23,966	$28,137
Amount deferred	$11,452	$11,817	$0	$0	$0	$0	$0	$22,548	$0	$0

For Funds with fiscal year ending May 31
High Yield Opportunity Fund	$3,616	$2,742	$2,978	$2,763	$2,945	$2,686	$2,524	$2,760	$1,652	$2,845
Amount deferred	$920	$1,437	$0	$0	$0	$0	$0	$2,760	$0	$0
International Bond Fund	$1,694	$1,286	$1,399	$1,297	$1,088	$1,038	$962	$1,037	$541	$1,076
Amount deferred	$429	$676	$0	$0	$0	$0	$0	$1,037	$0	$0
Strategic Income Fund	$13,920	$10,524	$11,407	$10,585	$11,283	$10,309	$9,680	$10,576	$6,427	$10,914
Amount deferred	$3,532	$5,457	$0	$0	$0	$0	$0	$10,576	$0	$0

109

	Aggregate Compensation from Fund Independent Trustees
Fund	Rodman L. Drake(1)	John D. Collins(2)	Douglas A. Hacker	Janet Langford Kelly	Charles R. Nelson	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson(3)	Thomas C. Theobald(4)	Anne-Lee Verville(5)

For Funds with fiscal year ending June 30
High Yield Municipal Fund	$4,982	$3,854	$4,247	$3,862	$4,118	$3,778	$3,555	$3,834	$2,098	$3,967
Amount deferred.	$1,903	$2,066	$0	$0	$0	$0	$0	$3,834	$0	$0
Small Cap Value Fund I	$7,259	$5,618	$6,198	$5,619	$6,047	$5,539	$5,214	$5,618	$2,833	$5,818
Amount deferred	$1,497	$3,019	$0	$0	$0	$0	$0	$5,618	$0	$0

For Funds with fiscal year ending August 31
Balanced Fund	$3,975	$2,999	$3,314	$2,993	$2,802	$2,560	$2,403	$2,557	$1,014	$3,524
Amount deferred	$370	$1,464	$0	$0	$0	$0	$0	$2,557	$0	$0
Mid Cap Growth Fund	$7,404	$5,624	$6,239	$5,647	$6,036	$5,541	$5,190	$5,520	$1,875	$5,787
Amount deferred	$982	$2,814	$0	$0	$0	$0	$0	$5,520	$0	$0
Small Cap Growth Fund I	$4,817	$3,671	$4,077	$3,679	$3,937	$3,617	$3,391	$3,598	$1,117	$3,768
Amount deferred	$602	$1,862	$0	$0	$0	$0	$0	$3,598	$0	$0
Strategic Investor Fund	$5,856	$4,446	$4,931	$4,467	$4,774	$4,381	$4,103	$4,366	$1,518	$4,578
Amount deferred	$791	$2,220	$0	$0	$0	$0	$0	$4,366	$0	$0

For Funds with fiscal year ending September 30
Contrarian Core Fund	$2,386	$2,052	$2,262	$2,208	$2,360	$2,177	$2,046	$2,209	$2,702	$2,287
Amount deferred	$1,431	$1,170	$0	$0	$0	$0	$0	$2,209	$493	$0
Dividend Income Fund	$5,256	$4,430	$4,869	$4,728	$5,092	$4,719	$4,423	$4,782	$5,728	$4,953
Amount deferred	$2,192	$2,131	$0	$0	$0	$0	$0	$4,782	$0	$0
Large Cap Growth Fund	$6,532	$5,645	$6,229	$6,083	$6,490	$5,994	$5,632	$6,069	$7,509	$6,288
Amount deferred	$2,868	$2,788	$0	$0	$0	$0	$0	$6,069	$0	$0
Small Cap Core Fund	$3,483	$3,044	$3,368	$3,299	$3,550	$3,262	$3,070	$3,309	$4,132	$3,430
Amount deferred	$1,561	$1,519	$0	$0	$0	$0	$0	$3,309	$0	$0

For Funds with fiscal year ending October 31
Connecticut Tax-Exempt Fund	$1,666	$1,331	$1,452	$1,401	$1,491	$1,388	$1,294	$1,397	$1,546	$1,447
Amount deferred	$663	$638	$0	$0	$0	$0	$0	$1,397	$0	$0

For the Fund with fiscal period ended December 31, 2009 and fiscal year ended August 31, 2009, respectively
Real Estate Equity Fund	$868	$694	$792	$735	$783	$695	$660	$707	$508	$745
Amount deferred	$929	$903	$0	$0	$0	$0	$0	$1,952	$0	$0
Real Estate Equity Fund	$2,108	$1,822	$1,998	$1,950	$2,086	$1,938	$1,821	$1,952	$2,057	$2,021
Amount deferred	$397	$412	$0	$0	$0	$0	$0	$707	$0	$0

[1]

During the calendar year December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507.

110

[2]

During the calendar year December 31, 2009, Mr. Collins deferred $116,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Collins’ account under that plan was $205,097.

[3]

During the calendar year ended December 31, 2009, Mr. Simpson deferred $236,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Simpson’s account under that plan was $1,051,968.

[4]	At December 31, 2009, the value of Mr. Theobald’s account under the deferred compensation plan was $600,183. Mr. Theobald served as a Trustee of the Trust until February 2010.
[5]	At December 31, 2009, the value of Ms. Verville’s account under the deferred compensation plan was $679,903.

Aggregate Compensation from Fund

Interested Trustee
Fund	William E. Mayer
For Funds with fiscal year ending March 31
Bond Fund	$3,532
Amount deferred	$0
Corporate Income Fund	$3,277
Amount deferred	$0
Emerging Markets Fund	$2,453
Amount deferred	$0
Energy and Natural Resources Fund	$3,069
Amount deferred	$0
Intermediate Bond Fund	$10,361
Amount deferred	$0
Pacific/Asia Fund	$1,247
Amount deferred	$0
Select Large Cap Growth Fund	$5,602
Amount deferred	$0
U.S. Treasury Index Fund	$2,780
Amount deferred	$0
Value and Restructuring Fund	$26,607
Amount deferred	$0
For Funds with fiscal year ending May 31
High Yield Opportunity Fund	$2,716
Amount deferred	$0
International Bond Fund	$1,016
Amount deferred	$0
Strategic Income Fund	$10,405
Amount deferred	$0
For Funds with fiscal year ending June 30
High Yield Municipal Fund	$3,813
Amount deferred	$0
Small Cap Value Fund I	$5,604
Amount deferred	$0
For Funds with fiscal year ending August 31
Balanced Fund	$3,040
Amount deferred	$0
Mid Cap Growth Fund	$5,581
Amount deferred	$0
Small Cap Growth Fund I	$3,649
Amount deferred	$0
Strategic Investor Fund	$4,411
Amount deferred	$0

111

Interested Trustee
Fund	William E. Mayer
For Funds with fiscal year ending September 30
Contrarian Core Fund	$2,121
Amount deferred	$0
Dividend Income Fund	$4,604
Amount deferred	$0
Large Cap Growth Fund	$5,829
Amount deferred	$0
Small Cap Core Fund	$3,171
Amount deferred	$0
For Funds with fiscal year ending October 31
Connecticut Tax-Exempt Fund	$1,388
Amount deferred	$0
For the Fund with fiscal year ended August 31, 2009 and fiscal period ended December 31, 2009, respectively
Real Estate Equity Fund	$1,887
Amount deferred	$0
Real Estate Equity Fund	$707
Amount deferred	$0

Independent Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year Ended December 31, 2009[a]
Rodman L. Drake	$275,955
John D. Collins	$226,990
Douglas A. Hacker	$251,005
Janet Langford Kelly	$234,000
Charles R. Nelson	$249,500
John J. Neuhauser	$233,500
Jonathan Piel	$218,500
Patrick J. Simpson	$236,000
Thomas C. Theobald[b]	$248,550
Anne-Lee Verville	$244,000

[a]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[b]	Mr. Theobald served as a Trustee of the Trust until February 2010.

Interested Trustee Compensation for the Calendar Year Ended December 31, 2009

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009[a]
William E. Mayer	$233,500

[a]	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

112

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustee, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John D. Collins	Rodman L. Drake		Douglas A. Hacker	Janet Langford Kelly	Charles R. Nelson
Balanced Fund	A	A		A	A	A
Bond Fund	A	A		A	A	A
Connecticut Tax-Exempt Fund	A	A		A	A	A
Contrarian Core Fund	A	A		A	A	A
Corporate Income Fund	A	A		A	A	E
Dividend Income Fund	A	A		A	A	A
Emerging Markets Fund	C	C	[1]	E	A	A
Energy and Natural Resources Fund	A	A		A	A	A
High Yield Municipal Fund	A	A		A	A	A
High Yield Opportunity Fund	A	A		E	A	D
Intermediate Bond Fund	A	A		A	A	E
International Bond Fund	A	A		A	A	A
Large Cap Growth Fund	A	A		A	A	D
Mid Cap Growth Fund	A	A		A	E	E
Pacific/Asia Fund	C	A		A	A	A
Real Estate Equity Fund	A	A		A	A	A
Select Large Cap Growth Fund	C	D	[1]	A	A	A
Small Cap Core Fund	A	A		A	A	A
Small Cap Growth Fund I	A	A		A	A	A

113

Fund	John D. Collins		Rodman L. Drake		Douglas A. Hacker	Janet Langford Kelly	Charles R. Nelson
Small Cap Value Fund I	A		A		A	A	A
Strategic Income Fund	E		D	[1]	E	E	E
Strategic Investor Fund	A		A		A	C	A
U.S. Treasury Index Fund	A		A		A	A	A
Value and Restructuring Fund	C	[1]	C	[1]	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	[1]	E	[1]	E	E	E

[1]

Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by each Trustee.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson		Anne–Lee Verville
Balanced Fund	A	A	C		A
Bond Fund	A	A	A		A
Connecticut Tax-Exempt Fund	A	A	A		A
Contrarian Core Fund	A	A	A		A
Corporate Income Fund	A	A	A		A
Dividend Income Fund	A	A	A		A
Emerging Markets Fund	A	A	A		A
Energy and Natural Resources Fund	A	A	A		A
High Yield Municipal Fund	A	A	A		A
High Yield Opportunity Fund	A	A	A		A
Intermediate Bond Fund	A	A	A		A
International Bond Fund	A	A	A		A
Large Cap Growth Fund	A	A	D		A
Mid Cap Growth Fund	A	A	C		A
Pacific/Asia Fund	A	A	A		A
Real Estate Equity Fund	A	A	C		A
Select Large Cap Growth Fund	A	A	A		A
Small Cap Core Fund	A	A	A		A
Small Cap Growth Fund I	A	A	A		A
Small Cap Value Fund I	D	A	A		A
Strategic Income Fund	E	A	E		E	[1]
Strategic Investor Fund	A	A	A		A
U.S. Treasury Index Fund	A	A	A		A
Value and Restructuring Fund	A	A	A		A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	A	E	[1]	E	[1]

[1]

Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by each Trustee.

114

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	William E. Mayer
Balanced Fund	A
Bond Fund	A
Connecticut Tax-Exempt Fund	A
Contrarian Core Fund	A
Corporate Income Fund	A
Dividend Income Fund	A
Emerging Markets Fund	A
Energy and Natural Resources Fund	A
High Yield Municipal Fund	A
High Yield Opportunity Fund	A
Intermediate Bond Fund	A
International Bond Fund	A
Large Cap Growth Fund	A
Mid Cap Growth Fund	A
Pacific/Asia Fund	A
Real Estate Equity Fund	A
Select Large Cap Growth Fund	A
Small Cap Core Fund	A
Small Cap Growth Fund I	A
Small Cap Value Fund I	A
Strategic Income Fund	A
Strategic Investor Fund	A
U.S. Treasury Index Fund	A
Value and Restructuring Fund	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	A

115

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Investment Advisers, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Officer Biographical Information

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

116

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)	Senior Vice President	2010	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)	Senior Vice President	2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

117

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael A. Jones (Born 1959)	Senior Vice President	2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)	Senior Vice President	2010	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	Treasurer since 2009 and Chief Accounting Officer since 2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)	Deputy Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

118

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967)	Deputy Treasurer	2008	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Adviser, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Adviser from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Stephen T. Welsh (Born 1957)	Vice President	2006	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul B. Goucher (Born 1968)	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970)	Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

119

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Adviser (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Adviser gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than those that the Adviser’s staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services that are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces the Adviser’s own research, the receipt of such research does not tend to decrease the Adviser’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Adviser other than the Funds. Conversely, any research services received by the Adviser through the

120

placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser’s investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

Under Section 28(e) of the 1934 Act, the Adviser shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Adviser. Investment decisions for the Funds and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Adviser is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in

121

question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Adviser’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years, except as otherwise indicated. In certain instances, the Funds may pay brokerage commissions to broker/dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years, except as otherwise indicated. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Bond Fund	—	$7,631	$1,313
Corporate Income Fund	$16,910	$40,205	$41,873
Emerging Markets Fund	$1,613,790	$1,857,556	$409,305
Energy and Natural Resources Fund	$4,604,246	$4,051,236	$1,575,505
Intermediate Bond Fund	$72,932	$160,852	$251,534
Pacific/Asia Fund	$121,276	$249,437	$144,244
Select Large Cap Growth Fund	$1,269,007	$1,221,132	$399,105
U.S. Treasury Index Fund	—	—	—
Value and Restructuring Fund	$2,433,201	$4,287,837	$2,688,134

122

Fund	Fiscal Year Ended May 31, 2010	Fiscal Year Ended May 31, 2009	Fiscal Year Ended May 31, 2008
High Yield Opportunity Fund	—	—	—
Strategic Income Fund	—	—	—

Fund	Fiscal Year Ended May 31, 2010	Fiscal Period Ended May 31, 2009
International Bond Fund	$7,557	—

Fund	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2008
High Yield Municipal Fund	—	$7,745	$38,343
Small Cap Value Fund I	$1,771,335	$1,761,043	$1,768,277

Fund	Fiscal Year Ended August 31, 2010*	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
Balanced Fund	$1,940	$358,996	$367
Mid Cap Growth Fund	$3,436,137	$4,070,265	$4,499,159
Small Cap Growth Fund I	$4,948,857	$2,979,089	$1,860,445
Strategic Investor Fund	$1,505,109	$2,168,357	$2,202,923

*	Unaudited.

Fund	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008	Fiscal Year Ended September 30, 2007
Contrarian Core Fund	$1,108,739	$837,955	$875,499
Dividend Income Fund	$1,224,272	$300,918	$252,732
Large Cap Growth Fund	$3,113,714	$3,752,464	$4,695,947
Small Cap Core Fund	$401,075	$783,011	$1,357,590

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Connecticut Tax-Exempt Fund	$215	$2,063.75	$5,041

Fund	Fiscal Period Ended December 31, 2009	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
Real Estate Equity Fund	$205,056	$770,227	$575,797	$1,245,494

Brokerage Commissions Paid by the Funds to Certain Broker/Dealers

The Funds paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Funds or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Adviser.

123

During each Fund’s last fiscal year, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal year ended March 31, 2010
Bond Fund	—	—
Corporate Income Fund	—	—
Emerging Markets Fund	$40,833,479	$96,869
Energy and Natural Resources Fund	$1,577,703,004	$1,174,934
Intermediate Bond Fund	—	—
Pacific/Asia Fund	$6,528,634	$16,526
Select Large Cap Growth Fund	$215,687,831	$123,292
U.S. Treasury Index Fund	—	—
Value and Restructuring Fund	$94,434,776	$109,144

For Funds with fiscal year ended May 31, 2010
High Yield Opportunity Fund	—	—
Strategic Income Fund	—	—
International Bond Fund	—	—

For Funds with fiscal year ended June 30, 2010
High Yield Municipal Fund	—	—
Small Cap Value Fund I	$243,711,788	$379,141

For Funds with fiscal year ended August 31, 2010*
Balanced Fund	—	—
Mid Cap Growth Fund	$883,671,820	$882,670
Small Cap Growth Fund I	$552,521,922	$755,567
Strategic Investor Fund	$352,498,218	$387,370

For Funds with fiscal year ended September 30, 2009
Contrarian Core Fund	$868,244,017	$158,344
Dividend Income Fund	$1,205,420,394	$245,382
Large Cap Growth Fund	$3,319,677,698	$317,931
Small Cap Core Fund	$123,921,233	$7,888

For the Fund with fiscal year ended October 31, 2009
Connecticut Tax-Exempt Fund	—	—

For the Fund with fiscal year ended August 31, 2009 and fiscal period ended December 31, 2009, respectively
Real Estate Equity Fund	$548,639,648	$128,657
Real Estate Equity Fund	$176,752,302	$10,022

*	Unaudited.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Funds.

124

As of each Fund’s fiscal year end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker/Dealers

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended March 31, 2010
Bond Fund	Morgan Stanley & Co., Inc	$24,282,998
	Barclays Capital	$847,993
	CS First Boston Corp.	$3,211,139
	Deutsche Bank AG	$819,793
	JPMorgan Chase & Co.	$8,744,405
	UBS Warburg LLC	$9,489,194
	Goldman Sachs & Co.	$3,182,799

Corporate Income Fund	Barclays Capital	$3,407,339
	Citigroup, Inc.	$10,063,708
	CS First Boston Corp.	$626,052
	JPMorgan Chase & Co.	$12,494,578

Emerging Markets Fund	None	$0

Energy and Natural Resources Fund	None	$0

Intermediate Bond Fund	Barclays Capital	$2,552,425
	Citigroup, Inc.	$41,593,132
	CS First Boston Corp.	$33,863,433
	Goldman Sachs & Co.	$21,911,658
	JPMorgan Chase & Co.	$72,066,818
	Morgan Stanley & Co., Inc.	$39,657,747

Pacific/Asia Fund	None	$0

Select Large Cap Growth Fund	None	$0

U.S. Treasury Index Fund	None	$0

Value and Restructuring Fund	JPMorgan Chase & Co.	$127,537,500
	Morgan Stanley & Co., Inc.	$106,908,500
	Goldman Sachs & Co.	$141,622,900
	Citigroup, Inc	$22,547,800

For Funds with fiscal year ended May 31, 2010
High Yield Opportunity Fund	None	$0

International Bond Fund	None	$0

Strategic Income Fund	Citigroup, Inc	$21,350,102
	JPMorgan Chase & Co.	$12,268,572
	Barclays Capital	$3,127,149
	Deutsche Bank AG	$12,787,838
	Goldman Sachs & Co.	$9,796,852
	Morgan Stanley & Co., Inc.	$8,795,329

For Funds with fiscal year ended June 30, 2010
High Yield Municipal Fund	None	$0

Small Cap Value Fund I	Piper Jaffray Companies, Inc.	$6,315,184

125

Fund	Broker/Dealer	Dollar Amount of Securities Held
For Funds with fiscal year ended August 31, 2010
Balanced Fund	Goldman Sachs & Co.	$4,701,785
	State Street Corp.	$2,838,147
	JPMorgan Chase & Co.	$10,066,956
	Citigroup, Inc.	$3,196,652
	Deutsche Bank AG	$539,763
	Barclays Capital	$561,638
	Salomon Brothers Holdings, Inc.	$1,440,381
	CS First Boston Corp.	$2,340,563
	Morgan Stanley & Co., Inc.	$2,559,873
	UBS Warburg LLC	$1,720,960
	Royal Bank of Scotland PLC	$430,160

Mid Cap Growth Fund	None	$0

Small Cap Growth Fund I	None	$0

Strategic Investor Fund	Morgan Stanley & Co., Inc.	$7,979,314
	JPMorgan Chase & Co.	$14,732,745

For Funds with fiscal year ended September 30, 2009
Contrarian Core Fund	Morgan Stanley & Co., Inc.	$6,768,896
	JPMorgan Chase & Co.	$11,790,735
	State Street Corp.	$7,774,280
	Goldman Sachs & Co.	$9,770,550

Dividend Income Fund	JPMorgan Chase & Co.	$47,544,700
	Morgan Stanley & Co., Inc.	$17,910,400

Large Cap Growth Fund	Goldman Sachs & Co.	$10,434,210
	Morgan Stanley & Co., Inc.	$19,525,424
	JPMorgan Chase & Co.	$9,644,782

Small Cap Core Fund	None	$0

For the Fund with fiscal year ended October 31, 2009
Connecticut Tax-Exempt Fund	None	$0

For the Fund with fiscal period ended December 31, 2009
Real Estate Equity Fund	None	$0

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Adviser, may pay significant amounts to financial intermediaries (as defined below), including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized each Fund to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

126

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Ameriprise Financial affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	Acclaim Benefits, Inc.
•	A.G. Edwards
•	Alerus Retirement Solutions
•	Ameriprise Financial Services, Inc.*
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Bisys Retirement Services
•	Charles Schwab & Co.
•	Charles Schwab Trust Co.
•	Citigroup Global Markets Inc.
•	CitiStreet LLC
•	City National Bank
•	Compensation & Capital Administrative Services, Inc.
•	CPI Qualified Plan Consultants
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Dreyfus
•	Edward D. Jones & Co., L.P.
•	E*Trade Group, Inc.
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	First Clearing LLC
•	Genworth Financial
•	GPC Securities, Inc.
•	Guardian Life Insurance Company
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Financial Group
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley & Co., Incorporated
•	MSCS Financial Services, LLC
•	National Investor Services Corp.
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	PNC Advisors
•	Princeton Retirement Group
•	Principal Life Insurance Company
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Co.
•	Reliance Trust Company

127

•	Robert W. Baird & Co., Inc.
•	Royal Alliance Associates, Inc.
•	Standard Retirement Services, Inc.
•	TD Ameritrade Clearing Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	The 401k Company
•	T. Rowe Price Group, Inc.
•	The Vanguard Group, Inc.
•	Unified Trust Company, N.A.
•	UPromise Investments, Inc.
•	VALIC Retirement Services
•	Wachovia Bank, N.A.
•	Wachovia Securities, LLC
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Corporation
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Ameriprise Financial affiliates.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary

128

personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries. Such increased payments may enable the financial intermediaries to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments with respect to the Columbia Funds to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	AIG Advisor Group
•	Ameriprise Financial Services, Inc.*
•	AXA Advisors, LLC
•	Banc of America Investment Services, Inc.
•	Banc of America Securities LLC
•	Bank of America, N.A.
•	Bank of New York
•	Citibank, N.A.
•	Citigroup Global Markets Inc.
•	Commonwealth Financial Network
•	Custodial Trust Company
•	Fidelity Brokerage Services, Inc.
•	Genworth Financial, Inc.
•	Goldman, Sachs & Co.
•	GunAllen Financial, Inc.
•	Harris Corporation
•	ING Life Insurance and Annuity Co.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	J.P. Morgan Clearing Corp.
•	Liberty Life Insurance Co.
•	Lincoln Financial Advisors Corp.
•	Linsco/Private Ledger Corp.
•	Mellon Financial Markets, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley & Co. Incorporated
•	MSCS Financial Services, LLC
•	National Financial Services LLC
•	Pershing LLC
•	Prudential Investment Management Services, LLC
•	Raymond James & Associates, Inc.
•	Raymond James Financial Services, Inc.
•	SEI Investments Inc.
•	State Street Global Markets, LLC
•	Transamerica Corporation
•	UBS Financial Services Inc.
•	US Bank National Association
•	Wachovia Securities LLC
•	Webster Investment Services, Inc.
•	Wells Fargo Corporate Trust Services
•	Wells Fargo Funds Management LLC
•	Wells Fargo Investments, LLC

*	Ameriprise Financial affiliate

The Distributor and/or the Adviser may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

129

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

130

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class Ba Shares		Class C Shares	Class I Shares	Class R Shares	Class R4 Shares		Class R5 Shares		Class T Shares		Class W Shares	Class Y Shares	Class Z Shares	Other
Balanced Fund	✓	✓		✓		✓	✓	[c]	✓	[c]					✓
Bond Fund	✓	✓	[c]	✓	✓						✓	[c]	✓	✓	✓
Connecticut Tax-Exempt Fund	✓	✓		✓											✓
Contrarian Core Fund	✓	✓		✓	✓	✓	✓	[c]			✓		✓		✓
Corporate Income Fund	✓	✓		✓	✓								✓		✓
Dividend Income Fund	✓	✓		✓	✓	✓					✓		✓		✓
Emerging Markets Fund	✓			✓	✓	✓							✓		✓
Energy and Natural Resources Fund	✓	✓	[c]	✓	✓	✓	✓	[c]							✓
High Yield Municipal Fund	✓	✓		✓											✓
High Yield Opportunity Fund	✓	✓		✓											✓
Intermediate Bond Fund	✓	✓		✓	✓	✓							✓		✓
International Bond Fund	✓			✓	✓										✓
Large Cap Growth Fund	✓	✓		✓	✓	✓	✓	[c]	✓	[c]	✓		✓	✓	✓	✓	[b]
Mid Cap Growth Fund	✓	✓		✓	✓	✓			✓	[c]	✓		✓	✓	✓
Pacific/Asia Fund	✓			✓	✓										✓
Real Estate Equity Fund	✓	✓		✓	✓	✓	✓	[c]	✓	[c]			✓		✓
Select Large Cap Growth Fund	✓			✓	✓	✓							✓		✓
Small Cap Core Fund	✓	✓		✓	✓						✓		✓		✓
Small Cap Growth Fund I	✓	✓		✓	✓	✓								✓	✓
Small Cap Value Fund I	✓	✓		✓	✓	✓								✓	✓
Strategic Income Fund	✓	✓		✓		✓	✓	[c]	✓	[c]			✓		✓
Strategic Investor Fund	✓	✓		✓	✓	✓							✓	✓	✓
U.S. Treasury Index Fund	✓	✓		✓	✓										✓
Value and Restructuring Fund	✓			✓	✓	✓							✓		✓

[a]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Funds by the Funds’ existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund for Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

[b]	The Columbia Large Cap Growth Fund also offers Class E shares and Class F shares. See the prospectuses for Class E shares and Class F shares for details.
[c]	Classes have not yet commenced operations as of the date of this SAI.

131

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

132

Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

133

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f–1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged. Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

134

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R, Class R4 and Class R5 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R, Class R4 and Class R5 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

135

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class I shares, Class R shares, Class R4 shares, Class R5 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

136

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

137

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Adviser’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

138

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled “Distributions and Taxes.” The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may

139

qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

140

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

141

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or

142

worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules

143

could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt

144

income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

145

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but

146

it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS

147

pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. A Fund that invests primarily or exclusively in other regulated investment companies would not be eligible for this election, even if the underlying regulated investment companies were eligible and did make the election.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders within 60 days after the close of the Fund’s taxable year if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws

148

covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income

149

tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” were exempt from U.S. federal income tax withholding. The exemption for interest-related dividends did not apply to any distribution to a foreign shareholder (i) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (ii) that was within certain foreign countries that had inadequate information exchange with the United States, or (iii) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. Interest-related dividends were generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund was required to designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding will not apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly designated as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning before January 1, 2010, distributions to a foreign shareholder attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year (“short-term capital gain dividends”) were generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applied to such distribution.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be. Even if permitted to do so, each Fund provides no assurance that it would designate any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI

150

treatment for interests in domestically controlled REITs or regulated investment companies and not-greater- than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs – defined generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2010 and what the terms of any such extension would be.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2010 and what the terms of any such extension would be. Unless and until such legislation is enacted, beginning on January 1, 2010, withholding is required in respect of amounts paid in redemption of shares of a Fund by a greater-than-5% foreign shareholder if the Fund is a USRPHC, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

151

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

152

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it appears that any distribution made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (such qualifying Funds, “the Tax-Exempt Funds”).

Distributions of capital gains or income not attributable to interest on Tax-Exempt Funds’ tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Not later than 60 days after the close of a Tax-Exempt Fund’s taxable year, the Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. In general, if an amount of the Tax-Exempt Fund’s distribution designated as an exempt-interest dividend exceeds the fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back ratably to the amount of its net-exempt income. In such a case, each Tax-Exempt Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess income as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

153

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, eaxh state-specific Tax-Exempt Funds generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

154

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	231,713.9370	13.88%

Columbia Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	128,858.1120	7.72%

Columbia Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	16,991.9580	6.48%

Columbia Bond Fund Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS MN 55402-2323	13,245.4760	5.05%

Columbia Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	261.0300	100.00%

Columbia Bond Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	261.2970	100.00%

Columbia Bond Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,792,527.4810	99.93%

155

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	44,395,590.7660	61.41%

Columbia Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,737,302.7060	6.55%

Columbia Corporate Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	620,044.1290	7.11%

Columbia Corporate Income Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	641,588.8450	7.36%

Columbia Corporate Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	128,497.3820	22.27%

Columbia Corporate Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	234,458.5820	20.29%

Columbia Corporate Income Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	254.1810	100.00%

Columbia Corporate Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	254.1750	100.00%

156

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Corporate Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,719,786.0950	59.54%

Columbia Corporate Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,023,009.6700	13.16%

Columbia Emerging Markets Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	147,904.2740	22.96%

Columbia Emerging Markets Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	43,259.0470	27.49%

Columbia Emerging Markets Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	10,035.0910	6.38%

Columbia Emerging Markets Fund Class C	NFS LLC FEBO FMT CO CUST R/O IRA FBO ERIC K LIEW 3419 CROSS CREEK CIR WOOSTER OH 44691-1863	8,216.2920	5.22%

Columbia Emerging Markets Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.4930	100.00%

Columbia Emerging Markets Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.6750	100.00%

157

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Emerging Markets Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	213.6750	100.00%

Columbia Emerging Markets Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,150,197.9010	31.06%

Columbia Emerging Markets Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	8,889,579.8000	27.20%

Columbia Emerging Markets Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,144,861.4930	6.56%

Columbia Emerging Markets Fund Class Z	NFS LLC FEBO SMALL GRAT LLC 35 EAGLE DR SHARON MA 02067-2907	2,112,423.0010	6.46%

Columbia Emerging Markets Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,015,460.5900	6.17%

Columbia Energy & Natural Resources Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	214,418.7330	8.63%

Columbia Energy & Natural Resources Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	159,151.2010	6.41%

158

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Energy & Natural Resources Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	138,725.2940	15.93%

Columbia Energy & Natural Resources Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	132.8370	100.00%

Columbia Energy & Natural Resources Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	133.2620	100.00%

Columbia Energy & Natural Resources Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,155,878.0700	19.19%

Columbia Energy & Natural Resources Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	6,140,791.7260	19.14%

Columbia Energy & Natural Resources Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,048,545.0140	6.39%

Columbia Energy & Natural Resources Fund Class Z	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA NE 68103-2226	1,649,852.0080	5.14%

Columbia Energy & Natural Resources Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	1,635,431.9370	5.10%

159

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class A	NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	3,523,035.6830	18.82%

Columbia Intermediate Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	654,794.7180	29.59%

Columbia Intermediate Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	839,859.8690	23.36%

Columbia Intermediate Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	456,912.3270	12.71%

Columbia Intermediate Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	187,152.6570	5.21%

Columbia Intermediate Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	271.5510	100.00%

Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO REGGIO REGISTER CO INC 401K P.O. BOX 10758 FARGO ND 58106-0758	42,853.8020	18.90%

Columbia Intermediate Bond Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	37,728.4780	16.64%

Columbia Intermediate Bond Fund Class R	MG TRUST COMPANY CUST, FBO GREGORY PHILLIES, MD, PC 700 17TH ST STE 300 DENVER CO 80202-3531	18,019.8790	7.95%

160

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO THOMAS J KING JR D D S PC P P.O. BOX 10758 FARGO ND 58106-0758	14,940.0210	6.59%

Columbia Intermediate Bond Fund Class R	RAYMOND JAMES & ASSOC INC FBO THOMAS C DAVIS & STEVEN J DAVIS TTEE SB DAVIS COMPANY PSP 2695 ELMRIDGE DR NW GRAND RAPIDS MI 49534-1302	14,292.6100	6.31%

Columbia Intermediate Bond Fund Class R	FRONTIER TRUST CO FBO AUBURN MANUFACTORING INC RETIREMENT P.O. BOX 10758 FARGO ND 58106-0758	14,250.9170	6.29%

Columbia Intermediate Bond Fund Class R	MG TRUST CO CUST FBO ALERT AMBULANCE SERVICE INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	13,146.7720	5.80%

Columbia Intermediate Bond Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	271.5410	100.00%

Columbia Intermediate Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	108,767,489.3180	50.20%

Columbia Intermediate Bond Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14,809,519.3880	6.83%

Columbia Intermediate Bond Fund Class Z	CITIGROUP GLOBAL MARKETS, INC. BOOK ENTRY ACCOUNT ATTN: MATT MAESRI MUTUAL FUNDS DEPT 333 W 34TH ST 7TH FL NEW YORK NY 10001-2402	12,546,091.5630	5.79%

161

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Intermediate Bond Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COL MODERATE GROWTH NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 BOSTON MA 02210-1133	11,200,007.2990	5.17%

Columbia Pacific/Asia Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9046	55,928.8560	43.67%

Columbia Pacific/Asia Fund Class A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10,252.7010	8.01%

Columbia Pacific/Asia Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6,500.1570	5.08%

Columbia Pacific/Asia Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	2,677.2470	44.60%

Columbia Pacific/Asia Fund Class C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,899.6370	31.64%

Columbia Pacific/Asia Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	733.6400	12.22%

Columbia Pacific/Asia Fund Class C	FIRST CLEARING LLC BETTY JEAN GHOSH TR BETTY JEAN GHOSH TTEE 245 KUIKAHI ST HILO HI 96720-2223	518.4120	8.64%

Columbia Pacific/Asia Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	316.8570	100.00%

Columbia Pacific/Asia Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,454,249.1510	31.17%

162

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Pacific/Asia Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,059,953.6000	22.72%

Columbia Pacific/Asia Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	689,282.3110	14.77%

Columbia Pacific/Asia Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	448,523.2660	9.61%

Columbia Select Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	55,033.4560	18.55%

Columbia Select Large Cap Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	53,383.4870	17.99%

Columbia Select Large Cap Growth Fund Class C	BARCLAYS CAPITAL INC. 70 HUDSON STREET, 7TH FL JERSEY CITY NJ 07302-4585	40,192.9260	13.55%

Columbia Select Large Cap Growth Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	39,009.9630	13.15%

Columbia Select Large Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	222.6180	100.00%

163

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Select Large Cap Growth Fund Class R	WILMINGTON TRUST RISC CUST FBO WATTEREDGE INC EMPLOYEE SP P.O. BOX 52129 PHOENIX AZ 85072-2129	32,236.3850	25.92%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO NETWORK ADJUSTERS INC 401 P.O. BOX 10758 FARGO ND 58106-0758	20,152.4090	16.20%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO CROSE & LEMKE CONSTRUCTION INC P.O. BOX 10758 FARGO ND 58106-0758	16,854.7500	13.55%

Columbia Select Large Cap Growth Fund Class R	WILMINGTON TRUST RISC CUST FBO INDUSTRIAL ENERGY P.O. BOX 52129 PHOENIX AZ 85072-2129	16,817.0710	13.52%

Columbia Select Large Cap Growth Fund Class R	ORCHARD TRUST CO LLC CUST OPP FUNDS RECORDK PRO RET PL 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111	14,565.8440	11.71%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO REGGIO REGISTER CO INC 401K P.O. BOX 10758 FARGO ND 58106-0758	11,303.0530	9.09%

Columbia Select Large Cap Growth Fund Class R	FRONTIER TRUST CO FBO JACKSIN SERVICES INC 401K RETIR PO BOX 10758 FARGO ND 58106-0758	8,346.9230	6.71%

Columbia Select Large Cap Growth Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	224.0140	100.00%

Columbia Select Large Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	174,231,681.5130	84.37%

164

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Select Large Cap Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14,103,428.4260	6.83%

Columbia U.S. Treasury Index Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,061,274.4000	25.34%

Columbia U.S. Treasury Index Fund Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	214,763.4460	5.13%

Columbia U.S. Treasury Index Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	131,479.8590	28.71%

Columbia U.S. Treasury Index Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	155,004.3560	9.81%

Columbia U.S. Treasury Index Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	131,912.6590	8.35%

Columbia U.S. Treasury Index Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.6280	100.00%

Columbia U.S. Treasury Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	7,739,343.1240	30.12%

165

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia U.S. Treasury Index Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,658,883.9410	14.24%

Columbia Value and Restructuring Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	220,043.2390	15.07%

Columbia Value and Restructuring Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	118,452.3790	8.11%

Columbia Value and Restructuring Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	57.5110	100.00%

Columbia Value and Restructuring Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	349,799.6330	26.16%

Columbia Value and Restructuring Fund Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	258,023.3540	19.30%

Columbia Value and Restructuring Fund Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	198,346.9220	14.84%

Columbia Value and Restructuring Fund Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	74,367.5070	5.56%

166

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Value and Restructuring Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	57.4840	100.00%

Columbia Value and Restructuring Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	36,097,426.4100	27.49%

Columbia Value and Restructuring Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	20,424,748.5680	15.56%

Columbia Value and Restructuring Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,260,116.2440	13.15%

Columbia Value and Restructuring Fund Class Z	JOHN HANCOCK LIFE INSURANCE CO USA RPS SEG FUNDS & ACCOUNTING ET-7 601 CONGRESS ST BOSTON MA 02210-2804	7,670,245.0440	5.84%

Principal Holder Ownership of the Funds with fiscal year ending May 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Opportunity Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,720,428.1240	13.90%

Columbia High Yield Opportunity Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,206,538.9500	8.70%

167

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Opportunity Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	457,352.7670	13.33%

Columbia High Yield Opportunity Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	336,888.5590	9.82%

Columbia High Yield Opportunity Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	469,379.8150	14.22%

Columbia High Yield Opportunity Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	170,452.1540	5.16%

Columbia High Yield Opportunity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	21,778,115.1400	76.46%

Columbia International Bond Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	18,954.6860	17.89%

Columbia International Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	13,295.4930	12.55%

Columbia International Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,491.0000	16.54%

Columbia International Bond Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,824.4790	7.20%

168

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia International Bond Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	220.4590	100.00%

Columbia International Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	820,950.2480	59.81%

Columbia International Bond Fund Class Z	FIM FUNDING INC C/O BOFA GOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	516,099.7760	37.60%

Columbia Strategic Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,139,026.3850	10.32%

Columbia Strategic Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,512,579.0500	25.43%

Columbia Strategic Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,631,716.6250	29.10%

Columbia Strategic Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	1,863,775.5590	5.63%

Columbia Strategic Income Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	405.8440	100.00%

169

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Strategic Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	405.8440	100.00%

Columbia Strategic Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	83,245,905.4230	71.01%

Columbia Strategic Income Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,992,474.6940	8.52%

Columbia Strategic Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,348,121.9690	5.42%

Principal Holder Ownership of the Funds with fiscal year ending June 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Municipal Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,898,947.8830	35.14%

Columbia High Yield Municipal Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	518,408.6020	6.28%

Columbia High Yield Municipal Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	205,867.2160	36.48%

170

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia High Yield Municipal Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	323,169.4900	32.44%

Columbia High Yield Municipal Fund Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	54,017.2680	5.42%

Columbia High Yield Municipal Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	57,791,398.9660	81.53%

Columbia Small Cap Value Fund I Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	863,978.5170	5.32%

Columbia Small Cap Value Fund I Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	857,698.9710	5.28%

Columbia Small Cap Value Fund I Class A	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-001	847,944.5300	5.22%

Columbia Small Cap Value Fund I Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	63,970.2730	9.40%

Columbia Small Cap Value Fund I Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	330,773.3610	21.60%

171

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Value Fund I Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	89,658.9020	5.85%

Columbia Small Cap Value Fund I Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	87,817.7670	5.73%

Columbia Small Cap Value Fund I Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	61.8810	100.00%

Columbia Small Cap Value Fund I Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	65.0530	100.00%

Columbia Small Cap Value Fund I Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	28,342.1690	98.89%

Columbia Small Cap Value Fund I Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	5,171,440.5480	24.27%

Columbia Small Cap Value Fund I Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	2,437,484.6220	11.44%

Columbia Small Cap Value Fund I Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,297,671.7490	6.09%

172

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Value Fund I Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,285,600.5530	6.03%

Principal Holder Ownership of the Funds with fiscal year ending August 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund Class A	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST #FPG90 BOSTON MA 02116-5021	282,965.6610	9.37%

Columbia Balanced Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	163,972.1100	5.43%

Columbia Balanced Fund Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	155,186.3500	5.14%

Columbia Balanced Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	65,840.3590	23.03%

Columbia Balanced Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	18,691.0110	6.54%

Columbia Balanced Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	182,062.5900	16.33%

173

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Balanced Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	160,656.5000	14.41%

Columbia Balanced Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	127,157.7540	11.41%

Columbia Balanced Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	101.5430	100.00%

Columbia Balanced Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,380,710.7190	15.37%

Columbia Balanced Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	546,028.1750	6.08%

Columbia Balanced Fund Class Z	NFS LLC FEBO REGIONS BANK DBA KENNEBURT CO 250 RIVERCHASE PKWY E FL 5 BIRMINGHAM AL 35244-1832	488,272.9300	5.44%

Columbia Mid Cap Growth Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	746,691.5880	23.21%

Columbia Mid Cap Growth Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	90,385.5020	31.02%

174

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	91,133.9560	17.33%

Columbia Mid Cap Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	61,854.3100	11.76%

Columbia Mid Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	107.6190	100.00%

Columbia Mid Cap Growth Fund Class R	PALACE ENTERTAINMENT TTEE FBO PALACE ENTERTAINMENT 401K C/O FASCORE LLC 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	29,872.0110	12.13%

Columbia Mid Cap Growth Fund Class R	COUNSEL TRUST DBA MATC FBO ANDERSON & VREELAND INC PSP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	25,872.0820	10.50%

Columbia Mid Cap Growth Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	22,752.8750	9.24%

Columbia Mid Cap Growth Fund Class R	CAPITAL BANK & TRUST CO TTEE F FALASCA MECHANICAL INC 401K 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	13,292.9880	5.40%

Columbia Mid Cap Growth Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	164,348.5380	17.16%

175

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Mid Cap Growth Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	110.2780	100.00%

Columbia Mid Cap Growth Fund Class Y	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	619.0670	100.00%

Columbia Mid Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	19,841,200.6310	42.06%

Columbia Mid Cap Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,957,559.1610	6.27%

Columbia Small Cap Growth Fund I Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9,135.3190	9.95%

Columbia Small Cap Growth Fund I Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	183,419.5700	30.05%

Columbia Small Cap Growth Fund I Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	93.0750	100.00%

Columbia Small Cap Growth Fund I Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	94.2680	100.00%

176

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Growth Fund I Class Y	ANCHORAGE POLICE & FIRE RETIREMENT SYSTEM ATTN CHARLES M LAIRD 3600 DR MARTIN LUTHER KING JR AVE STE 207 ANCHORAGE AK 99507-1222	574,338.8870	99.91%

Columbia Small Cap Growth Fund I Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,930,461.6990	50.48%

Columbia Small Cap Growth Fund I Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,020,180.4990	10.21%

Columbia Small Cap Growth Fund I Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	1,905,578.3390	6.44%

Columbia Strategic Investor Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	605,226.9980	6.64%

Columbia Strategic Investor Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	366,932.3080	27.69%

Columbia Strategic Investor Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	195,471.8960	18.33%

Columbia Strategic Investor Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	146.9720	100.00%

177

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Strategic Investor Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	147.3190	100.00%

Columbia Strategic Investor Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	147.3190	100.00%

Columbia Strategic Investor Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	625,701.5030	99.88%

Columbia Strategic Investor Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,113,685.8780	6.22%

Principal Holder Ownership of the Funds with fiscal year ending September 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Contrarian Core Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	55,204.9040	16.30%

Columbia Contrarian Core Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	400,538.8090	25.71%

Columbia Contrarian Core Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	196.8500	100.00%

178

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Contrarian Core Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	198.0980	100.00%

Columbia Contrarian Core Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,904,076.6610	32.18%

Columbia Contrarian Core Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	198.0980	100.00%

Columbia Contrarian Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,895,818.9480	43.85%

Columbia Contrarian Core Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,742,073.6190	6.37%

Columbia Contrarian Core Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,646,036.7240	6.07%

Columbia Dividend Income Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,833,676.4450	6.39%

179

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Dividend Income Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	323,006.5390	18.13%

Columbia Dividend Income Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,679,694.0770	21.34%

Columbia Dividend Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	505,894.0470	6.43%

Columbia Dividend Income Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	205.9310	100.00%

Columbia Dividend Income Fund Class R	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	354,054.4290	50.12%

Columbia Dividend Income Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	72,943.3090	10.33%

Columbia Dividend Income Fund Class R	CAPITAL BANK & TRUST CO TTEE F CHEMGLASS INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	48,596.2770	6.88%

Columbia Dividend Income Fund Class T	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,729,484.3090	26.07%

180

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Dividend Income Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,052,218.9670	15.86%

Columbia Dividend Income Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	206.1010	100.00%

Columbia Dividend Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	76,073,223.1810	58.11%

Columbia Dividend Income Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9,604,889.3720	7.34%

Columbia Large Cap Growth Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	501,887.3690	6.97%

Columbia Large Cap Growth Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	93,881.2820	12.24%

Columbia Large Cap Growth Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	144,483.2790	17.15%

Columbia Large Cap Growth Fund Class F	BRIDGET NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	3,133.0250	13.97%

181

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Growth Fund Class F	ANDREW NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	3,132.6550	13.97%

Columbia Large Cap Growth Fund Class F	KAYLA HALL ADVANTAGE PLAN TRUST C/O MAUREEN HALL 49 RAYMOND PL STATEN ISLAND NY 10310-2231	2,804.7220	12.51%

Columbia Large Cap Growth Fund Class F	MIRANDA E KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE NY 13078-8742	2,617.7510	11.67%

Columbia Large Cap Growth Fund Class F	CLAIRE NEUMANN ADVANTAGE PLAN TRUST C/O ROBERT S NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	2,587.8420	11.54%

Columbia Large Cap Growth Fund Class F	LILY ELIZABETH KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE NY 13078-8742	2,582.3600	11.51%

Columbia Large Cap Growth Fund Class F	MATTHEW PATRICK NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES NY 13152-9003	2,572.5710	11.47%

Columbia Large Cap Growth Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	118.0360	100.00%

Columbia Large Cap Growth Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	120.8900	100.00%

Columbia Large Cap Growth Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,850,615.3180	26.36%

182

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Large Cap Growth Fund Class W	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	120.8900	100.00%

Columbia Large Cap Growth Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,053,087.9350	99.94%

Columbia Large Cap Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	15,661,903.8570	38.14%

Columbia Small Cap Core Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	725,948.6660	7.96%

Columbia Small Cap Core Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	456,353.2080	5.00%

Columbia Small Cap Core Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	237,992.1060	18.27%

Columbia Small Cap Core Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	223,748.8400	13.55%

Columbia Small Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	129,811.4340	7.86%

183

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Small Cap Core Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	100,824.8620	6.11%

Columbia Small Cap Core Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	186.9860	100.00%

Columbia Small Cap Core Fund Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,853,281.8600	32.82%

Columbia Small Cap Core Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	192.1600	100.00%

Columbia Small Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,295,990.1260	47.59%

Columbia Small Cap Core Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,431,874.4850	11.42%

Columbia Small Cap Core Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	2,230,417.1550	7.43%

Columbia Small Cap Core Fund Class Z	FIDELITY INVSTMNTS INSTITUTIONAL OPERATING CO FIIOC AGENT FBO CERTAIN EMP BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1987	1,612,451.1200	5.37%

184

Principal Holder Ownership of the Funds with fiscal year ending October 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia CT Tax-Exempt Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,458,758.9220	14.36%

Columbia CT Tax-Exempt Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	127,193.2490	31.57%

Columbia CT Tax-Exempt Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	378,486.5220	23.66%

Columbia CT Tax-Exempt Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	111,582.9250	6.98%

Columbia CT Tax-Exempt Fund Class C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94,050.7650	5.88%

Columbia CT Tax-Exempt Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	313.3810	100.00%

Principal Holder Ownership of the Fund with fiscal year ending December 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Real Estate Equity Fund Class A	FIRST CLEARING LLC BARRETT A TOAN & PAULA OBRIAN JT TEN 42 PORTLAND PL SAINT LOUIS MO 63108-1242	246,430.2830	11.89%

185

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Columbia Real Estate Equity Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FL JERSEY CITY NJ 07311	198,900.1270	9.64%

Columbia Real Estate Equity Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	38,577.2290	14.49%

Columbia Real Estate Equity Fund Class I	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.4040	100.00%

Columbia Real Estate Equity Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.7660	100.00%

Columbia Real Estate Equity Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	212.7660	100.00%

Columbia Real Estate Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,537,887.6510	37.22%

Columbia Real Estate Equity Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5,884,378.3790	20.78%

186

As of September 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	46,188,118.2470	60.75%

Columbia Corporate Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	22,719,786.0950	46.74%

Columbia Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,150,197.5000	30.32%

Columbia Emerging Markets Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	8,889,579.8000	26.55%

Columbia Intermediate Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	108,767,489.3180	45.05%

Columbia Pacific/Asia Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	1,454,249.1510	30.30%

187

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Select Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	174,231,681.5130	62.53%

Columbia Value and Restructuring Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	36,097,426.4100	25.82%

Control Person Ownership of the Funds with fiscal year ending May 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia High Yield Opportunity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	21,778,115.1400	26.07%

Columbia High Yield Municipal Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	57,791,398.9660	71.62%

Columbia International Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	820,950.2480	54.08%

Columbia International Bond Fund	FIM FUNDING INC C/O BOFA GOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	516,099.7760	34.00%

Columbia Strategic Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	83,245,905.4230	25.21%

188

Control Person Ownership of the Funds with fiscal year ending August 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Mid Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	19,841,200.6310	37.86%

Columbia Small Cap Growth Fund I	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,930,461.6990	44.56%

Control Person Ownership of the Funds with fiscal year ending September 30:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Contrarian Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	11,895,878.9480	25.40%

Columbia Dividend Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	76,073,223.1810	58.11%

Columbia Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	16,714,991.7920	28.53%

Columbia Small Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	14,295,990.1260	29.93%

189

Control Person Ownership of the Fund with fiscal year ending December 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Real Estate Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS TX 75202-3908	10,537,887.6510	33.79%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

Charles Schwab & Co., Inc. is organized under the laws of the United States, 211 Main Street, San Francisco, California 94105. The Charles Schwab Corporation is the ultimate parent company of Charles Schwab & Co., Inc.

190

LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

191

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A-3

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-4

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]	On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

B-1

Columbia Management Advisors, LLC (“CMA”) – Proxy Voting Policy

Last Review Date:	April 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

B-2

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B – Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

B-3

company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

B-4

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

B-5

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

B-6

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

B-7

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

B-8

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE-BY-CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

B-9

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	-Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

B-10

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

B-11

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

B-12

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

B-13

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

B-14

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

B-15

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

B-16

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B-17

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

___________________________________________________________________________________

___________________________________________________________________________________

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

___________________________________________________________________________________

___________________________________________________________________________________

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

___________________________________________________________________________________

___________________________________________________________________________________

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

___________________________________________________________________________________

___________________________________________________________________________________

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-18

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

        or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

B-19

APPENDIX C — SALES CHARGE WAIVERS

Front-End Sales Charge Waivers

In addition to the eligible investors described in the prospectuses, the investors listed below can buy Class A shares, Class E shares or Class T shares, without paying a front-end sales charge:

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

Class I shares are only available to the Funds and are sold without a front-end sales charge.

Class R, Class R4 and Class R5 shares are offered to certain institutional investors identified in the Fund’s prospectus. Class R, Class R4 and Class R5 shares are sold without a front-end sales charge.

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

C-1

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

In addition to the redemptions eligible for CDSC waivers described in the prospectuses, shareholders won’t pay a CDSC in the following circumstances:

Disability: For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

Health savings accounts: For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

Medical payments: For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

Systematic Withdrawal Plan (SWP): For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

Loans from qualified retirement plans: For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

C-2

Class I shares, Class R shares, Class R4 shares, Class R5 shares and Class W shares are sold without a CDSC.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

C-3

APPENDIX D — DESCRIPTION OF STATE RISK FACTORS

State Tax Exempt Funds

The state tax-exempt Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, the Fund and other accounts managed by the Adviser may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

State Specific Information

Connecticut Tax-Exempt Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the State of Connecticut (“Connecticut” or the “State”), as well as the general fiscal and economic stability of Connecticut’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in Connecticut Tax-Exempt Fund’s prospectus, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of Connecticut

D-1

Tax-Exempt Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Adviser. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of Connecticut Tax-Exempt Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

Connecticut

The following information relates specifically to Columbia Connecticut Tax-Exempt Fund. This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of Connecticut and local agencies in Connecticut available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of Connecticut municipal securities than comparable municipal bond funds that do not focus on investments in Connecticut issuers.

Introduction. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession. These challenges for the State include fiscal year deficits and falling employment, among other issues. The State Office of Policy and Management monitors such matters and generally issues a report periodically estimating the current fiscal year deficit. The State Comptroller issues a similar report periodically. From time to time the legislature’s Office of Fiscal Analysis also issues reports covering these matters. The most current such information is described below under “State General Fund,” which should be considered together with the other information set forth herein.

The State’s current and projected fiscal and economic condition, as described herein, is subject to change based on a number of factors. Such factors include, but are not limited to: (a) developments with respect to the national economy as a whole, (b) developments with respect to the financial services sector of the economy, (c) developments in the world economy, and in particular commodity prices such as oil, (d) federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such stimulus efforts in the State and the amount of federal aid to the State, (e) the extent to which the federal stimulus legislation, and in particular The American Recovery and Reinvestment Act of 2009 (the “ARRA”), as enacted and implemented, provides less federal aid to the State than was anticipated in the adopted biennial budget, and the resulting need to implement other revenue enhancements or expenditure reductions, and (f) the effect of the State’s constitutional balanced budget requirement and spending cap provisions on the adoption of the biennial budget and the effect spending constraints might have on the State’s economy. Such factors are continually changing, and no assurances can be given with respect to how such factors or other factors will materialize in the future or what effect they will have on the State’s fiscal and economic condition.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and

D-2

property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England and national growth rates. Since then, Connecticut’s annual growth in gross state product has performed better than the New England region, but mostly slower than the nation. Employment had gained approximately 66,800 jobs by late 2007 since it bottomed out in July of 2003, but in 2008 Connecticut lost jobs.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. The unemployment rate in the State reached its low of 2.3% in 2000, compared to New England’s average of 2.8% and the national average of 4.0%. After climbing to a high of 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% for 2006. The current recession brought the unemployment rate up to 5.1% for the first six months of 2008, compared to the New England average of 4.8% and the national average of 5.1% for the same period.

General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted federal grants account for most of the other General Fund revenue. The State, as of the forecast date, expected to derive approximately 76 percent and 72 percent, respectively, of its General Fund revenues from taxes during the 2007-08 fiscal year and the 2008-09 fiscal year.

Budget for Fiscal Years 2007-2008 and 2008-2009. Although the General Assembly did not pass the biennial budget for fiscal years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 included General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million The budget for fiscal year 2008-09 included General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. Pursuant to Public Act No. 07-1 of the September Special Session of the General Assembly, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 fiscal year to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for the fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

The budget was $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.2 million below the expenditure cap in fiscal year 2008-09. In accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Fiscal Year 2007-2008 Operations. Pursuant to the Comptroller’s financial statements provided on December 31, 2008, as of June 30, 2008, General Fund revenues were $16,418.8 million, General Fund expenditures and net miscellaneous adjustments were $16,319.4 million and the General Fund balance for the 2007-08 fiscal year was a surplus of $99.4 million The entire surplus was reserved for fiscal year 2008-09 spending.

D-3

Governor’s Proposed Midterm Budget Adjustments. Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report must include any recommendations for adjustments and revisions to the enacted budget.

On February 6, 2008 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 2007-08 and 2008-09 fiscal years. The General Assembly convened on February 6, 2008 to consider the Governor’s proposed Midterm Budget Adjustments and adjourned on May 7, 2008. The legislature did not make any midterm budget adjustments for the 2008-09 fiscal year in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09 and the 2007-08 surplus of $83.4 million, plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-09. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal Year 2008-2009 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on August 20, 2008 (as of the period ending July 31, 2008), September 22, 2008 (as of the period ending August 31, 2008), October 20, 2008 (as of the period ending September 30, 2008), November 20, 2008 (as of the period ending October 31, 2008) and December 20, 2008 (as of the period ending November 30, 2008), each for the General Fund for the 2008-09 fiscal year, the General Fund was estimated to have a deficit of $145.7 million, $302.4 million, $107.9 million, $356.3 million and $193.0 million, respectively. In the monthly estimate provided by the Office of Policy and Management on January 20, 2009 for the General Fund for the 2008-09 fiscal year, as of the period ending December 31, 2008, General Fund revenues were estimated at $16,098.0 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,019.7 million and the General Fund was estimated to have a deficit of $921.7 million These revenue estimates include an estimated $40 million from tax amnesty program and $12 million from the escheat of unclaimed bottler deposits and transfers totaling $71.2 million from various funds to the General Fund per Public Act No. 08-1 of the November 24, Special Session and Public Act No. 09-1. The expenditure estimates included three allotment rescissions in 2008 totaling $157 million and two mitigation plans totaling $69.8 million per Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1. The revenue estimates as of December 31, 2008 did not take into account any economic effect as a result of the changes in the financial and credit markets occurring after December 31, 2008 or during the remainder of the fiscal year. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly reports dated September 2, 2008, October 1, 2008 and November 3, 2008, the Comptroller generally agreed with the Office of Policy and Management’s projections as of the periods ending July 31, 2008, August 31, 2008 and September 30, 2008, respectively. In her monthly report dated December 1, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $50 million higher than the Office of Policy and Management’s projection for the same period. In her monthly report dated January 2, 2009, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $150 million higher than the Office of Policy and Management’s projections for the same period. In her monthly report dated February 2, 2009 for the period ending December 31, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $1.1 billion, which amount was $172.9 million higher than the estimate of the Office of Policy and Management.

Pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint

D-4

standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required. Since July 2008, the Governor has exercised her authority under Section 4-85 of the Connecticut General Statutes in rescinding allotments totaling $157 million in General Fund expenditures. In addition, the Governor has proposed two deficit mitigation packages to address the then projected deficits that exceeded her allotment rescission authority. Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1 were enacted by the General Assembly and resulted in an estimated $193.6 million in deficit mitigation. Even with these changes, on January 20, 2009, the Office of Policy and Management projected a $921.7 million deficit in the General Fund for the 2008-09 fiscal year.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Pursuant to the Comptroller’s unaudited preliminary financial results dated September 1, 2009, the Comptroller estimated the General Fund revenues for the 2008-09 fiscal year were $15,700.8 million, General Fund expenditures and miscellaneous adjustments were $16,626.7 million and the General Fund balance for the 2008-09 fiscal year was estimated to have a deficit of $925.9 million. The Comptroller indicated in her letter that under House Bill No. 6802, the General Assembly approved additional carry forward authority which is accounted for as part of the 2008-09 fiscal year deficit and therefore increases the deficit. Accordingly, the 2008-09 fiscal year deficit would increase to $947.6 million upon the act becoming law. House Bill No. 6802 became law after the date of the Comptroller’s September 1, 2009 results. Pursuant to Public Act No. 09-2 of the June Special Session, for the purpose of funding the deficit in the General Fund for the 2008-09 fiscal year, the Treasurer is authorized to issue notes of the State in an amount not to exceed the amount of such deficit and in such additional amounts as the Treasurer shall determine to pay the costs of issuance of any such notes and interest payable or accrued on such notes through June 30, 2011.

The above projections are only estimates and the information in the Comptroller’s report contains only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Budget for Fiscal Years 2009-2010 and 2010-2011. On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-10 and 2010-11 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to executive orders issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The executive orders directed all department heads and executive branch employees to limit purchases of goods and services and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The executive orders covered the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of June 2009

D-5

Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raises net revenues from three major resources: 1) grants from the ARRA, 2) transfers from other State funds to the State’s General Fund and securitizations, and 3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations include (i) transferring Budget Reserve Funds of $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11 as amended by Public Act No. 09-7 of the September 2009 Special Session. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 is expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before January 1, 2010 indicated that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 was at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate will remain at 6%. If any cumulative monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate will remain at 6%. On the estate and gift taxes, the enacted law will (i) increase the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduce the marginal tax rates by 25%; and (iii) eliminate the tax cliff. These three measures were estimated to reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both HUSKY A and HUSKY B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds the School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designed to improve kindergarten through grade three reading, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

D-6

In addition, the budget for fiscal year 2010-11 requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that will result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that will result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during the 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

Fiscal Year 2009-2010 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on October 20, 2009 for the General Fund for the 2009-10 fiscal year, as of the period ending September 30, 2009, General Fund revenues were estimated at $17,203.3 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,591.8 million and the General Fund was estimated to have a deficit of $388.5 million. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly report dated October 1, 2009 for the period ending August 31, 2009, the Comptroller indicated that although many of the revenue enhancements associated with the budget had not yet appeared within the revenue collection figures, the first quarter revenue trends raised concerns. She indicated that if the first quarter trends continued unabated, even after fully incorporating the projected revenue gains enacted as part of the budget, the revenue shortfall in the General Fund for the 2009-10 fiscal year would exceed $500 million. She further indicated that because it was early in the fiscal year, there was sufficient time for a reversal in the trend to mitigate the shortfall. The Comptroller did not address any increased expenditures, which the Office of Policy and Management projected to be an additional $212.5 million in its October 20, 2009 report. In the Comptroller’s monthly report dated November 1, 2009, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $624 million as of the period ending September 30, 2009. No assurances can be given that future report estimates will match the Office of Policy and Management’s estimates or the Comptroller’s prior estimates.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, as described above, pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. The Governor is required to file such report as a result of the deficit projection included in the Comptroller’s November 1, 2009 report.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2009-10 operations of the General Fund.

D-7

STATE DEBT

Types of State Debt. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

State Direct General Obligation Debt. Statutory Authorization and Security Provisions. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest will be made, and the Treasurer will pay such principal and interest as the same become due.

There are no State constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State may be authorized by the General Assembly or issued unless they do not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of OPM as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30, 2003, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness, any indebtedness issued for the purpose of meeting cash flow needs, and any indebtedness issued for the purpose of covering emergency needs in times of natural disaster are excluded or deducted. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, the amount of authorized but unissued debt for the UConn 2000 program is limited to the amount permitted to be issued under the cap.

D-8

Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor must review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

Certain Short-Term Borrowings. The General Statutes authorize the Treasurer, subject to the approval of the Governor, to borrow such funds, from time to time, as may be necessary, and to issue obligations of the State therefor, which must be redeemed by the Treasurer whenever, in the opinion of the Treasurer, there are funds in the treasury available for such purpose. The State has established programs of temporary note issuances from time to time to cover periodic cash flow requirements. On June 18, 2009, pursuant to the Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the Treasurer arranged with a group of banks a 364-day revolving credit facility in the amount of $580 million.

OTHER FUNDS, DEBT AND LIABILITIES

The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by the special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain other contingent liabilities for future payments.

Transportation Fund and Debt. In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, aeronautic facilities (excluding Bradley International Airport), the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of the State’s share of the costs of the local bridge program established under the act, and payment of State contributions to the local bridge revolving fund established under the act. The infrastructure program is administered by the Department of Transportation.

The cost of the infrastructure program for State fiscal years 1985-2012, which will be met from federal, State and local funds, is currently estimated at $23.5 billion. The State’s share of such cost, estimated at $9.5 billion, is to be funded from transportation related taxes, fees and revenues deposited in the Special Transportation Fund, as described below, and from the proceeds of STO bonds. The portion of State program costs not financed by STO bonds is estimated at $0.6 billion and includes the expenses of the infrastructure program that either are not sufficiently large or do not have a sufficiently long life expectancy to justify the issuance of long-term bonds. Such expenses currently include liquid resurfacing, minor bridge repairs, highway maintenance activities, safety improvements and other minor transportation improvements.

The State’s share of the cost of the Infrastructure Program for State fiscal years 1985-2012 to be financed by STO bonds currently is estimated at $8.9 billion. The actual amount may exceed $8.9 billion to finance reserves and cost of issuance amounts. The issuance of such STO bonds has eliminated the need for the authorization of additional general obligation bonds of the State for surface transportation purposes. STO bonds may also be issued for the purpose of refunding general obligation bonds of the State issued for transportation infrastructure purposes.

D-9

During fiscal years 1985-2007, $18.3 billion of the total infrastructure program was approved by the appropriate governmental authorities. The remaining $5.2 billion is required for fiscal years 2008-2012. The $5.2 billion of such infrastructure costs is anticipated to be funded with proceeds of $1.8 billion from the anticipated issuance of new STO bonds, $63 million in anticipated revenues, and $3.3 billion in anticipated federal funds.

The State has established the Special Transportation Fund for the purpose of budgeting and accounting for all transportation related taxes, fees and revenues credited to such Fund and securing the STO bonds. STO bonds are payable solely from revenues of the Special Transportation Fund. The aggregate of certain motor fuel taxes, motor vehicle receipts, motor vehicle related licenses, permits and fees, and portions of the oil companies tax and sales tax on motor vehicles and other transportation related revenue sources, including enacted adjustments to all the foregoing sources, are intended to cover the cost of the State’s share of the infrastructure program, including debt service requirements. After providing for debt service requirements, the balance of the receipts from such revenue sources may be applied to the payment of general obligation bonds of the State issued for transportation purposes and for the payment of annually budgeted expenses of the Department of Transportation and the Department of Motor Vehicles.

It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may be issued on an equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indentures controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

In addition to STO Bonds, the State has issued direct general obligation bonds for transportation purposes and the debt service on these bonds may be paid from resources of the Special Transportation Fund provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2008 the Special Transportation Fund paid $3.1 million of State direct general obligation transportation debt service payments. The amount budgeted by the Special Transportation Fund for State direct general obligation transportation debt service payments for fiscal year 2008-09 was $2.0 million

During the past several years the Fund’s revenues and expenses have undergone a variety of legislative changes. In 2003 legislation provided for a one-time transfer of $52 million from the Fund to the State’s General Fund. In 2004 legislation increased the tax on gasohol and raised various motor vehicle fees resulting in an $18.6 million benefit to the Fund. In 2005 legislation increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $22.5 million in fiscal year 2006, $30 million in fiscal year 2007, $53 million in fiscal year 2008, $79.9 million in each of fiscal years 2009-2013, and $98 million thereafter. In 2006, legislation again increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $80 million in each of fiscal years 2007-2010 and by $100 million in fiscal year 2011 and thereafter. In July 2007 legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax.

A fifteen member Transportation Strategy Board (“TSB”) was established in 2001 to propose a transportation strategy, an implementation cost estimate and funding approaches to the Governor and General Assembly. The TSB’s strategic goals are: 1) improve personal mobility within and through Connecticut; 2) improve the movement of goods and freight within and through Connecticut; 3) integrate transportation with economic, land use, environmental and quality of life issues; 4) develop policies and procedures that will integrate the state economy with regional, national and global economies; and 5) identify policies and sources that provide an adequate and reliable flow of funding necessary for a quality multi-modal transportation system. The TSB presented the initial transportation strategy to the Governor and General Assembly on January 6, 2003. In January 2007, as required in Public Act No. 06-136, the TSB again presented “Connecticut’s Transportation Strategy” to the Governor and General Assembly.

D-10

In order to implement the strategy-related projects submitted by TSB, legislation was passed in 2005 that established fixed transfers from the Special Transportation Fund to the TSB project accounts in the amounts of $25.3 million in fiscal year 2005-06, $20.3 million in fiscal year 2006-07, $15.3 million in each of fiscal years 2007-08 through 2014-15 and $0.3 million in fiscal year 2015-16 and thereafter. In September 2007 legislation authorized the transfer of $5.5 million on deposit in the Special Transportation Fund to the TSB’s project account for various transportation related studies.

Public Acts in 2005 and 2006 authorized the issuance of more than $2.1 billion of special tax obligation bonds for the ten-year period from 2005 to 2014 for transportation system improvements, many of which are TSB-recommended projects. As of February 1, 2009 $2.0 billion of the borrowing authorized is effective with the remaining $100 million becoming effective in fiscal year 2009-10. Legislation passed in 2006 also authorized the issuance of $1.3 billion in bonds in anticipation of future federal transportation funds. Pursuant to Public Act No. 09-2 of the September 2009 Special Session, the General Assembly has authorized special tax obligation bonds of $579.2 million in fiscal year 2009-10 and $265.4 million in fiscal year 2010-11. In November 2009, the State issued $195,970,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series A, $304,030,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series B (Taxable Build America Bonds—Direct Pay), and $49,775,000 Special Tax Obligation Refunding Bonds Transportation Infrastructure Purposes, 2009 Series C.

Other Special Revenue Funds and Debt

Bradley Airport. Bradley International Airport, located in Windsor Locks, Connecticut, is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the airport. Legislation passed in 2001 removed a $294 million bond issuance cap for Bradley Airport but retained the requirement for State Bond Commission approval of any new bond issue. As of February 1, 2009, there were $198.9 million of Bradley International Airport Revenue Bonds outstanding.

The 2001 legislation also established a board of directors to oversee the operation and development of Bradley Airport. The seven-member board includes five appointed members and the Commissioners of Transportation and Economic and Community Development. The Bradley board is charged with a wide range of duties and responsibilities, including developing an organizational and management structure, approving the annual capital and operating budget, master plan, and community relations policies of the airport, and ensuring customer service standards and performance assessments.

Additional special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities were authorized in 1993. In March 2000 the State issued $53.8 million of Bradley International Airport Special Obligation Parking Revenue Bonds to finance the construction of a five story parking garage facility at the airport and, as of February 1, 2009, $44.7 million of such bonds were outstanding.

The board of directors of Bradley Airport and the State Bond Commission approved a transaction authorizing the State Treasurer to refund Bradley International Airport General Airport Revenue Bonds, Series 2001A (AMT) for expected delivery in 2011 or thereafter and to enter into a forward starting interest rate swap transaction for the purpose of locking in current market savings. Pursuant to such authorization the State entered into certain swap agreements in April 2006.

Clean Water Fund. The General Assembly has authorized the issue of up to $1,753.4 million of revenue bonds, of which $1,209.28 million have been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys pledged therefor. The proceeds of the revenue bonds are loaned

D-11

primarily to Connecticut municipalities to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities secure the bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities, pursuant to which either the full faith and credit of each such municipality is pledged, or the revenues and other funds of a municipal sewer system are pledged. The General Assembly has authorized the issue of up to $1,833.4 million of revenue bonds, of which $1,408.7 million has been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. As of October 1, 2009 $853.9 million of revenue bonds were outstanding (including refunding bonds).

Unemployment Compensation. The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. In 1993, the State responded to a deficit in the Fund by, among other things, issuing three series of special obligation bonds totaling $1,020.7 million to repay certain federal borrowings and to fund certain reserves. All of these bonds were defeased in June 2001. To fund future shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1,000 million, plus amounts for certain reserves and costs of issuance. The State has not incurred any additional borrowing since 1993 other than borrowings from the Federal Unemployment Trust Fund for cash flow purposes, which have been repaid prior to September 30 in each case and which therefore have not been subject to federal interest charges.

Second Injury Fund. The Second Injury Fund is a State-run workers’ compensation insurance fund which pays lost wages and medical benefits to qualified injured workers. The State established the Second Injury Fund in 1945 to encourage the hiring of persons with pre-existing physical impairments, such as veterans, and to provide relief to employers when an injured worker, who already had a pre-existing injury or condition, was hurt on the job and the second injury was made worse by the existence of the first injury. In 1995 and 1996, the State enacted legislation to close the Second Injury Fund to future second injury claims. Those laws authorized the issuance of an amount not to exceed $750 million in revenue bonds and notes outstanding at any one time to provide funds for paying past claims. No bonds are currently outstanding. The State’s management objective is to pay additional claims and settlements from current income and, if necessary, short term borrowings.

Rate Reduction Bonds. The General Assembly authorized the issuance of special obligation bonds to sustain funding of the conservation and load management and the renewable energy investment programs established under the general statutes. The State issued $205.3 million of Special Obligation Rate Reduction Bonds (2004 Series A) in June 2004. These bonds were defeased on June 5, 2008. The bonds were secured by certain revenues collected through a non-bypassable charge imposed upon each customer of the electric utilities within the State. Such revenues are property of the State and are pledged towards payment of debt service on the bonds and related costs, which pledge is a first priority lien on such revenues. The net proceeds of the bonds were deposited in the General Fund.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so, and the description below of the State’s limited or contingent liability is restricted only to specific indebtedness backed by the State.

Special Capital Reserve Funds. The primary vehicle through which the State has undertaken contingent or limited liability is the special capital reserve fund. A special capital reserve fund, if established, provides additional security for bonds issued by the entity authorized to establish such a reserve fund. Subject to exceptions in the legislation authorizing the establishment of a particular special capital reserve fund, monies held in and credited to a special capital reserve fund are intended to be used solely for the payment of the

D-12

principal of bonds secured by such special capital reserve fund, the purchase of such bonds, the payment of interest on such bonds or the payment of any redemption premium required to be paid when such bonds are redeemed prior to maturity. The special capital reserve fund is frequently funded with bond proceeds to a specified amount (the minimum of which is often the maximum annual principal and interest payments due on the bonds). The State undertakes the obligation to restore a special capital reserve fund to its minimum level. The method for determining such required minimum capital reserve is set out in the legislation authorizing the special capital reserve fund. If the special capital reserve fund should fall below the required minimum capital reserve amount, an official of the authority or municipality which established the special capital reserve fund must certify to the Secretary of the Office of Policy and Management or the State Treasurer or both the amount necessary to restore such special capital reserve fund to the required minimum capital reserve amount. On or before December 1, annually, the amount specified in the certificate is deemed to be appropriated from the State’s General Fund and must be allotted and paid to the entity that established the special capital reserve fund. On an annual basis, the State’s liability under any special capital reserve fund mechanism is limited to its obligation to restore that fund to its minimum capital reserve amount.

Quasi-Public Agencies. The State has established by legislation several quasi-public agencies. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund, or other contractual arrangement, for which the State has limited contingent liability.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury and the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of a special capital reserve fund to secure certain bonds issued by the City of Bridgeport to fund its past budget deficits; however such bonds were refunded by the city in 1996. The State previously had guaranteed debt service on bonds of the City of West Haven, but an irrevocable escrow has been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal debt issued to fund the State’s share of such school building projects. For certain school projects approved by the General Assembly, cities, towns and districts are ranked according to their adjusted equalized net grand list per capita and based on such rankings a percentage is assigned which determines the amount of grant money a town or regional school district is eligible to receive for a project or type of project authorized by the legislature and approved by the Commissioner of Education.

For school construction projects approved during the 1997 legislative session and thereafter, the State pays the costs of its share of construction projects on a progress payment basis during the construction period. Each year the legislature authorizes grant commitments which vary in amounts from year to year. The State has authorized new school construction grant commitments of approximately $400 million which take effect in the 2009-10 fiscal year. As of June 30, 2009, the Commissioner estimates that current grant obligations under the

D-13

grant program established in 1997 are approximately $2,450 million, which includes approximately $6,900 million of grants approved as of such date less payments already made of $4,450 million.

Prior to 1997 the grant program was conducted differently. For certain school projects grants for construction costs are paid to the cities, towns and districts in installments which correspond to the number and time of principal payments due on municipal bonds, or temporary notes renewed for a third or subsequent year, issued to finance project costs. If a project is fully paid from sources other than borrowing, such grants are paid in five annual installments. Grants in support of interest payments correspond to the number and time of such interest payments. As of June 30, 2009, under the grant program prior to 1997 the State is obligated to various cities, towns and regional school districts for approximately $314 million in aggregate principal installment payments and $57 million aggregate interest subsidies, for a total of $371 million. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under this program.

The legislature has authorized bonds for both grant programs based on the amount of grants that the Commissioner of Education estimates will be paid during each fiscal year. Since there is generally a lapse of one or more years from the time grant commitments are approved to the time grant payments are required to be made, the amount of unpaid grant commitments will be significantly greater than the amount of bonds authorized to fund the grant commitments.

Child Care Facilities Debt Service Commitments. Legislation enacted in 1997 authorized the Connecticut Health and Educational Facilities Authority (CHEFA) to issue bonds and loan the proceeds to various entities to finance child care facilities. The Department of Social Services may enter into commitments to apply monies for each such entity to pay the debt service on the loans in amounts sufficient to cover a portion of the debt service on CHEFA’s bonds. Legislation enacted in 1999 provided for the obligation of the Department of Social Services to make debt service payments to be made by the State Treasurer. Any obligation by the Department of Social Services or the State Treasurer to pay is subject to annual appropriation. CHEFA first issued special obligation bonds under this program in 1998. As of February 1, 2009 CHEFA had approximately $69.6 million bonds outstanding under this program with annual debt service of approximately $5.4 million, of which the Department of Social Services is committed to pay approximately $4.5 million. The remaining portion of debt service is to be paid from Department of Education and Department of Social Services intercepts of revenues from providers. Two other Child Care Facilities programs also authorize the Commissioner of the Department of Social Services to enter into guaranties of loans made to entities to finance the development of child care and child development centers or programs. CHEFA is administering this program on behalf of the Department, and is currently limiting the aggregate amount of guaranties to the balance of monies in the reserve funds for the respective programs.

Other Contingent Liabilities. The Connecticut Lottery Corporation (the “Corporation”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery pursuant to the Connecticut Lottery Corporation Act (the “CLC Act”). The State and the Corporation purchase annuities under group contracts with insurance companies which provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the Corporation all annuities purchased by it and the Corporation has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. Under the CLC Act, the termination of the Corporation would not affect any outstanding contractual obligation of the Corporation and the State would succeed to the obligations of the Corporation under any such contract. As of June 30, 2008 the current and long term liabilities of the Corporation total $291 million.

PENSION AND RETIREMENT SYSTEMS

State Employees’ Retirement Fund. The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately 53,196 active members, 1,592 inactive (vested) members and 38,093 retired members as of June 30, 2008. Generally, employees hired before July 1, 1984 participate in the Tier I plan, which includes employee contributions. As of July 1, 2008 approximately 13% of the total work force was

D-14

covered under the Tier I Plan. Other employees generally participate in the Tier II plan, which is non-contributory and provides somewhat lesser benefits. As of July 1, 2008, approximately 42% of the total workforce was covered under the Tier II plan. Employees hired after July 1, 1997 participate in the Tier IIA plan, which requires contributions from its employee members. As of July 1, 2008, approximately 45% of the total work force was covered under the Tier IIA Plan. Since fiscal year 1978-79, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal year 2003-04, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.

Full actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation of November 2008 indicated that, as of June 30, 2007, the State Employees’ Retirement Fund had assets with an actuarial value of $9,585 0 million and as of June 30, 2008, the State Employees’ Retirement Fund had assets with an actuarial value of $9,990.2 million. The actuarial valuation was based upon an 8.25% earnings assumption and the effect of phasing in an approximately 4.8% negative return on plan assets for the 2007-08 fiscal year. The Treasurer has realized an annualized net return of 6.06% on investment assets in the State Employees’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.43% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the State Employees’ Retirement Fund had a funded ratio of 51.9% on a projected basis. As of June 30, 2008 the market value of the fund’s investment assets, as reported in the actuarial valuation, was $9,329,175,038. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions, and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $7,320,843,712.

The November 2008 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet Governmental Accounting Standards Board (“GASB”) standards: (i) $897.4 million for fiscal year 2009-10, and (ii) $944.1 million for fiscal year 2010-11. The annual contribution requirements for fiscal years 2009-10 and 2010-11 include amounts which may be required pursuant to the Supreme Court’s decision in the case of Longley v. State Employees Retirement Commission, which requires that the plaintiffs’ final pro-rated longevity payment be included in the earnings calculations for purposes of calculating their retirement incomes. The State met 99.25% of its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirements for fiscal year 2008-09, $575.8 million was appropriated from the General Fund and the Special Transportation Fund. The Office of Policy and Management projects that contributions to the fund for fiscal year 2008-09 from grant reimbursements from federal and other funds will be sufficient to meet the balance of the required annual contribution.

Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While establishing salary schedules for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2008, there were 61,421 active and former employees with accrued and accruing benefits and 28,609 retired members.

Since fiscal year 1978-79, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years 2003-04 and 2004-05, have been sufficient to meet benefits paid from the fund in such year. Contributions to the fund are made by employees and by General Fund appropriations from the State. State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund.

D-15

Actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had assets, inclusive of the cost-of-living adjustment reserve account, with an actuarial value of $15,271.0 million. The actuarial valuation was based upon an 8.50% earnings assumption. The Treasurer has realized an annualized net return of 6.13% on investment assets in the Teachers’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.56% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the Teachers’ Retirement Fund had a funded ratio of 70.1% on a projected basis. As of June 30, 2008, the market value of the fund’s investment assets, as reported in the actuarial valuation, was $14,551,467,434. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $11,396,681,762.

The actuarial valuation dated November 29, 2006 determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $518.6 million for fiscal year 2007-08, and (ii) $539.3 million for fiscal year 2008-09. The State met its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirement for fiscal year 2008-09, $539.3 million has been appropriated. The actuarial valuation dated November 12, 2008 determined the following employer contribution requirements, which are sufficient to meet GASB standards: (i) $559.2 million for fiscal year 2009-10, and (ii) $581.6 million for fiscal year 2010-11.

Public Act No. 07-186 authorized the issuance of general obligation bonds (“TRF Bonds”) of the State in amounts sufficient to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and up to two years of capitalized interest. The Secretary of the Office of Policy and Management and the State Treasurer subsequently determined that issuance of such bonds would be in the best interests of the State, and in April 2008 the State issued $2,276,578,270.75 of such bonds.

Section 8 of Public Act No. 07-186 provides that, in each fiscal year that any TRF Bonds (or any refunding bonds) are outstanding, an amount equal to the annual required contribution to the Teachers’ Retirement Fund is deemed to be appropriated from the General Fund, and such amount must be deposited in the fund in such fiscal year. The amounts of the annual required contributions for each biennial budget are based on the actuarial valuation required to be completed by the December 1 prior to the beginning of the next biennial budget. Under Section 8 the State has pledged to and agreed with the holders of any TRF Bonds that, so long as the actuarial evaluation of the Teachers’ Retirement Fund is completed and the certification of the annual contribution amounts is made as required by Section 8, no public or special act of the General Assembly shall diminish such required contribution until such bonds, together with interest thereon, are fully met and discharged unless adequate provision is made by law for the protection of the holders of the bonds. Such contributions may be reduced in any biennium, however, if (i) the Governor declares an emergency or the existence of extraordinary circumstances (which may include changes in actuarial methods or accounting standards) in which the provisions of Section 4-85 of the Connecticut General Statutes is invoked, (ii) at least three-fifths of the members of each Chamber of the General Assembly vote to diminish such required contributions during the biennium for which the emergency or extraordinary circumstances are determined, and (iii) the funded ratio of the fund is at least equal to the funded ratio immediately after the sale of the bonds in accordance with the actuarial method used at the time. If such conditions are met, the funding of the annual required actuarial contribution may be diminished, but in no event may such diminution result in a reduction of the funded ratio of the fund by more than 5% from (i) the funded ratio which would otherwise have resulted had the State funded the full required contribution or (ii) the funded ratio immediately after the sale of the bonds, whichever is greater.

The statutory provisions that govern pension benefits payable from the Teachers’ Retirement Fund include certain cost of living adjustments. Public Act No. 07-186 added a provision limiting cost-of-living adjustments

D-16

for employees hired after July 1, 2007, but also removed a statutory provision that subjected certain annual cost of living adjustments in pension benefits to a limit based on funds available from earnings on fund investments which exceeded an 11.5% return. Such excess earnings were held in the cost-of-living adjustment reserve account until applied to provide for cost of living adjustments. Although there are other statutory limits on the cost of living adjustments, it is anticipated that the removal of the limit based on available earnings that exceeded an 11.5% return will cause an increase in the aggregate actuarial accrued liability of the fund. One preliminary report estimated that these changes could increase the unfunded actuarial accrued liability by approximately $1.0 billion. This preliminary estimate was based on various assumptions and no assurances can be given that subsequent projections or the next actuarial report will not result in a higher estimate.

Other Retirement Systems. The other minor retirement systems funded by the State include the Judges, Family Support Magistrates and Compensation Commissioners Retirement System (the Judicial Retirement System), the General Assembly Pension System, the State Attorneys’ Retirement Fund and the Public Defenders’ Retirement Fund. As of June 30, 2008, there were approximately 225 active members of these plans and approximately 254 retired members. Unclassified employees of the Connecticut State System of Higher Education and the central office staff of the Department of Higher Education are eligible to participate in the Connecticut Alternate Retirement Program. This program is a defined contribution program, and thus the State has no unfunded liability with respect to the program. All member contributions and State appropriations are held in a separate retirement fund by the Treasurer who may invest and reinvest as much of the fund’s assets as are not required for current disbursements, which are composed primarily of benefit payments. Any employee who elects or has elected to participate in the program may elect to receive a refund of all contributions made by the employee into the state employees retirement system in lieu of receiving any pension benefits under said retirement system.

The State is the administrator of the Connecticut Municipal Employees’ Retirement System and the Connecticut Probate Judges and Employees’ Retirement System. As the administrator of these systems the State owes a fiduciary obligation to these systems; however, the State has no direct financial liability to pay benefits under these systems.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than the State Employees’ Retirement Fund, whose employment commenced after February 21, 1958 are entitled to Social Security coverage. Certain employees hired prior to that date have also elected to be covered. Pursuant to a collective bargaining agreement, state police hired on or after May 8, 1984 are entitled to Social Security coverage. As of June 30, 2008, approximately 62,828 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for fiscal year 2007-08 was $298.6 million Of this amount, $221.3 million was paid from the General Fund and $14.4 million was paid from the Special Transportation Fund.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For fiscal year 2008-09 $484.2 million was appropriated.

Implementation of GASB Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State has received an actuarial report dated March 2007 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The report indicated an OPEB actuarial accrued liability as of April 1, 2006 estimated to range from $11.4 billion to $21.7 billion. The amounts depend

D-17

upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The report used discount rates ranging from 4.5% to 8.5%. The amount of the annual required contribution under these various assumptions ranged from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. Additional assumptions were also tested for sensitivity analysis which produced different results. The annual required contribution included the cost for both current eligible employees and retirees. The State has received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $24.4 million has been appropriated for such purpose for fiscal year 2008-09. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45 and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. It is anticipated that significant General Fund appropriations will be required for each fiscal year to meet retiree health insurance costs. Legislation which became effective July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective July 1, 2008 generally requires the State to subsidize a portion of the health insurance costs of retired teachers who have attained normal retirement age, are ineligible to participate in Medicare Part A and pay to participate in local board of education retiree health benefit plans. Since July 1, 1994, retiree health benefits have been self-insured.

Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to postretirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2,318.8 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and $121.3 million for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions. The State paid $20.7 million for post-retirement health insurance costs for fiscal year 2007-08. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2008 would be reduced to $1.52 billion based on a 7.5% earnings assumption, which would result in a $67.9 million employer contribution requirement for fiscal year 2008-09.

D-18

APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Core Bond Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Income Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia Liberty Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

ColumbiaSM Thermostat Fund®

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

E-1

APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

F-1

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Seligman TargETFund 2015

Seligman TargETFund 2025

Seligman TargETFund 2035

Seligman TargETFund 2045

Seligman TargETFund Core

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

F-2

Appendix B - Statement of Additional Information of Columbia Minnesota Tax-Exempt Fund

B-1

STATEMENT OF ADDITIONAL INFORMATION

Oct. 29, 2010

Columbia Frontier Fund, Inc.
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX
Columbia Government Money Market Fund, Inc.
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia Seligman Communications and Information Fund, Inc.
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
RiverSource Bond Series, Inc.
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
RiverSource California Tax-Exempt Trust
RiverSource California Tax-Exempt Fund
Class A: ICALX	Class B: ACABX	Class C: RCTCX
RiverSource Dimensions Series, Inc.
RiverSource Disciplined Small and Mid Cap Equity Fund
Class A: RDSAX	Class B: —	Class C: RDSCX
Class I: RDSIX	Class R4: —	Class W: RSDVX
RiverSource Disciplined Small Cap Value Fund
Class A: RDVAX	Class B: —	Class C: RDVCX
Class I: RCVIX	Class R: —	Class R3: —
RiverSource Diversified Income Series, Inc.
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
RiverSource Equity Series, Inc.
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
RiverSource Global Series, Inc.
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R4: —	Class W: REMWX
Class Z: CMBZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX

Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: —	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Threadneedle Global Equity Income Fund
Class A: RTNAX	Class B: —	Class C: RTNEX
Class I: —	Class R: RGEOX	Class R4: RGEYX
RiverSource Government Income Series, Inc.
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX
RiverSource Short Duration U.S. Government Fund
Class A: IFINX	Class B: ISHOX	Class C: AXFCX
Class I: AGMIX	Class R: RSDRX	Class R4: IDFYX
Class W: RSDWX
RiverSource High Yield Income Series, Inc.
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
RiverSource Income Series, Inc.
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R4: —	Class R: CBURX	Class Z: CBUZX
Columbia Income Builder Fund II
Class A: RSMAX	Class B: RSMBX	Class C: RSMCX
Class R4: —
Columbia Income Builder Fund III
Class A: RSBAX	Class B: REIVX	Class C: RIECX
Class R4: —
RiverSource International Managers Series, Inc.
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
RiverSource Partners International Select Growth Fund
Class A: AXGAX	Class B: APIBX	Class C: RIACX
Class I: AIGGX	Class R: RISRX	Class R4: —
Class R5: RISSX
RiverSource Partners International Small Cap Fund
Class A: AISCX	Class B: APNBX	Class C: RISLX
Class I: RPSCX	Class R: —	Class R4: —
Class R5: —
RiverSource International Series, Inc.
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
RiverSource Disciplined International Equity Fund
Class A: RDIAX	Class B: RDIBX	Class C: RDICX
Class I: RSDIX	Class R: RDIOX	Class R4: RDIRX
Class W: RDIWX

Threadneedle International Opportunity Fund
Class A: INIFX	Class B: IWWGX	Class C: ROPCX
Class I: ATNIX	Class R: —	Class R4: IDIYX
RiverSource Investment Series, Inc.
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class W: RLCWX	Class Z: CVQZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
RiverSource Balanced Fund
Class A: INMUX	Class B: IDMBX	Class C: RVBCX
Class R: RVBRX	Class R4: IDMYX	Class R5: RVBSX
RiverSource Large Cap Series, Inc.
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
RiverSource Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
RiverSource Partners Fundamental Value Fund
Class A: AFVAX	Class B: AFVBX	Class C: AFVCX
Class I: AFVIX	Class R4: —
RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Portfolio Builder Total Equity Fund
Class A: AXTAX	Class B: AXTBX	Class C: RBTCX
Class R4: —
RiverSource S&P 500 Index Fund
Class A: ADIDX	Class Z: ADIEX
RiverSource Small Company Index Fund
Class A: ISIAX	Class B: ISIBX	Class R4: ISCYX

RiverSource Money Market Series, Inc.
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
RiverSource Sector Series, Inc.
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
RiverSource Real Estate Fund
Class A: ARLAX	Class B: AESBX	Class C: RRECX
Class I: AESIX	Class R4: —	Class W: RREWX
RiverSource Selected Series, Inc.
RiverSource Precious Metals and Mining Fund
Class A: INPMX	Class B: INPBX	Class C: RPMCX
Class I: —	Class R4: AEVYX
RiverSource Series Trust
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Y: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Y: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Y: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Y: RSMEX
Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Y: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Y: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Y: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Y: RRPYX
RiverSource Special Tax-Exempt Series Trust
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
RiverSource New York Tax-Exempt Fund
Class A: INYKX	Class B: —	Class C: RNTCX
RiverSource Strategic Allocation Series, Inc.
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
RiverSource Strategic Income Allocation Fund
Class A: RSGAX	Class B: RIABX	Class C: RAICX
Class R: RSDOX	Class R4: RSTRX	Class R5: RSFRX

RiverSource Strategy Series, Inc.
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: —
Class Z: CEVZX
RiverSource Tax-Exempt Income Series, Inc.
RiverSource Tax-Exempt High Income Fund
Class A: INHYX	Class B: IHYBX	Class C: AHECX
RiverSource Tax-Exempt Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
RiverSource Intermediate Tax-Exempt Fund
Class A: INFAX	Class B: INFBX	Class C: RTICX
Seligman Capital Fund, Inc.
Class A: SCFIX	Class B: SLCBX	Class C: SCLCX
Class I: —	Class R: SCFRX	Class R5: SCLIX
Seligman Global Fund Series, Inc.
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Seligman Growth Fund, Inc.
Class A: SGRFX	Class B: SGBTX	Class C: SGRCX
Class I: —	Class R: SGRFX	Class R4: SGRSX
Class R5: SGFIX
Seligman LaSalle Real Estate Fund Series, Inc.
RiverSource LaSalle Global Real Estate Fund
Class A: SLDAX	Class C: SLDCX	Class I: —
Class R: SLDRX	Class R4: SLDTX	Class R5: SLDIX
RiverSource LaSalle Monthly Dividend Real Estate Fund
Class A: SREAX	Class B: SREBX	Class C: SRECX
Class I: —	Class R: SRERX	Class R4: SLRCX
Class R5: SREIX

Seligman Municipal Fund Series, Inc.
Seligman Minnesota Municipal Class
Class A: SMNNX	Class C: SMNCX
Seligman National Municipal Class
Class A: SNXEX	Class C: SNACX
Seligman New York Municipal Class
Class A: SNYTX	Class C: SNYCX
Seligman Municipal Series Trust
Seligman California Municipal High Yield Series
Class A: SCHYX	Class C: SCHCX
Seligman California Municipal Quality Series
Class A: SCTQX	Class C: SCQCX
Seligman TargetHorizon ETF Portfolios, Inc.
Seligman TargETFund 2015*
Class A: STJAX	Class B: —	Class C: STJCX
Class R: STJRX	Class R5: STJIX
Seligman TargETFund 2025*
Class A: STKAX	Class B: —	Class C: STKCX
Class R: STKRX	Class R5: STKIX
Seligman TargETFund 2035*
Class A: STZAX	Class B: —	Class C: STZCX
Class R: STZRX	Class R5: STZIX
Seligman TargETFund 2045*
Class A: STQAX	Class B: —	Class C: STQCX
Class R: STQRX	Class R5: STQIX
Seligman TargETFund Core*
Class A: SHVAX	Class B: —	Class C: SHVCX
Class R: SHVRX	Class R5: SHVIX
Seligman Value Fund Series, Inc.
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SLVCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX

*	Effective May 28, 2010 the funds are no longer open to new investors. All outstanding shares of each fund are anticipated to be redeemed on or about Nov. 30, 2010.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Directors/Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – Oct. 29, 2010

List of Tables

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2010	Equity
Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2009	Taxable fixed income*
Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 29, 2010	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2009	Equity
Columbia Diversified Bond	August 31	Oct. 29, 2010	Taxable fixed income
Columbia Diversified Equity Income	September 30	Nov. 27, 2009	Equity
Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity
Columbia Emerging Markets Bond	October 31	Dec. 30, 2009	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2009	Equity
Columbia Equity Value	March 31	May 28, 2010	Equity
Columbia European Equity	October 31	Dec. 30, 2009	Equity
Columbia Floating Rate	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Frontier	October 31	Dec. 30, 2009	Equity
Columbia Global Bond	October 31	Dec. 30, 2009	Taxable fixed income
Columbia Global Equity	October 31	Dec. 30, 2009	Equity
Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2009	Equity
Columbia Government Money Market	December 31	March 1, 2010	Taxable Money Market
Columbia High Yield Bond	May 31	July 30, 2010	Taxable fixed income
Columbia Income Builder Fund	January 31**	April 1, 2010	Fund-of-funds – fixed income
Columbia Income Builder Fund II	January 31**	April 1, 2010	Fund-of-funds – fixed income
Columbia Income Builder Fund III	January 31**	April 1, 2010	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Sept. 27, 2010	Equity
Columbia Large Growth Quantitative	September 30	Nov. 27, 2009	Equity
Columbia Large Value Quantitative	September 30	Nov. 27, 2009	Equity
Columbia Limited Duration Credit	July 31	Sept. 27, 2010	Taxable fixed income
Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity
Columbia Mid Cap Value Opportunity	September 30	Nov. 27, 2009	Equity
Columbia Minnesota Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income
Columbia Money Market	July 31	Sept. 27, 2010	Taxable money market
Columbia Multi-Advisor International Value	October 31	Dec. 30, 2009	Equity
Columbia Multi-Advisor Small Cap Value	May 31	July 30, 2010	Equity
Columbia Portfolio Builder Aggressive	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Portfolio Builder Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income
Columbia Portfolio Builder Moderate	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Aggressive	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income
Columbia Portfolio Builder Total Equity	January 31	April 1, 2010	Fund-of-funds – equity
Columbia Recovery and Infrastructure	April 30	June 29, 2010	Equity
Columbia Retirement Plus 2010	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2015	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2020	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2025	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2030	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2035	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2040	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Retirement Plus 2045	April 30	June 29, 2010	Fund-of-funds – equity
Columbia Select Large-Cap Value	December 31	March 1, 2010	Equity
Columbia Select Smaller-Cap Value	December 31	March 1, 2010	Equity
Columbia Seligman Communications and Information	December 31	March 1, 2010	Equity
Columbia Seligman Global Technology	October 31	Dec. 30, 2009	Equity

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Strategic Allocation	September 30	Nov. 27, 2009	Balanced
Columbia U.S. Government Mortgage	May 31	July 30, 2010	Taxable fixed income
RiverSource Balanced	September 30	Nov. 27, 2009	Balanced
RiverSource California Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income
RiverSource Disciplined International Equity	October 31	Dec. 30, 2008	Equity
RiverSource Disciplined Small and Mid Cap Equity	July 31	Sept. 27, 2010	Equity
RiverSource Disciplined Small Cap Value	July 31	Sept. 27, 2010	Equity
RiverSource Intermediate Tax-Exempt	November 30	Jan. 29, 2010	Tax-exempt fixed income
RiverSource LaSalle Global Real Estate	December 31	March 1, 2010	Equity
RiverSource LaSalle Monthly Dividend Real Estate	December 31	March 1, 2010	Equity
RiverSource New York Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income
RiverSource Partners Fundamental Value	May 31	July 30, 2010	Equity
RiverSource Partners International Select Growth	October 31	Dec. 30, 2009	Equity
RiverSource Partners International Small Cap	October 31	Dec. 30, 2009	Equity
RiverSource Precious Metals and Mining	March 31	May 28, 2010	Equity
RiverSource Real Estate	June 30	Aug. 27, 2010	Equity
RiverSource S&P 500 Index	January 31	April 1, 2010	Equity
RiverSource Short Duration U.S. Government	May 31	July 30, 2010	Taxable fixed income
RiverSource Small Company Index	January 31	April 1, 2010	Equity
RiverSource Strategic Income Allocation	September 30	Nov. 27, 2009	Taxable fixed income*
RiverSource Tax-Exempt High Income	November 30	Jan. 29, 2010	Tax-exempt fixed income
Seligman California Municipal High-Yield	September 30	Nov. 27, 2009	State tax-exempt fixed income
Seligman California Municipal Quality	September 30	Nov. 27, 2009	State tax-exempt fixed income
Seligman Capital	December 31	March 1, 2010	Equity
Seligman Growth	December 31	March 1, 2010	Equity
Seligman Minnesota Municipal	September 30	Nov. 27, 2009	State tax-exempt fixed income
Seligman National Municipal	September 30	Nov. 27, 2009	Tax-exempt fixed income
Seligman New York Municipal	September 30	Nov. 27, 2009	State tax-exempt fixed income
Seligman TargETFund 2015	September 30	Nov. 27, 2009	Fund-of-funds – equity
Seligman TargETFund 2025	September 30	Nov. 27, 2009	Fund-of-funds – equity
Seligman TargETFund 2035	September 30	Nov. 27, 2009	Fund-of-funds – equity
Seligman TargETFund 2045	September 30	Nov. 27, 2009	Fund-of-funds – equity
Seligman TargETFund Core	September 30	Nov. 27, 2009	Fund-of-funds – equity
Threadneedle Global Equity Income Fund	October 31	Dec. 30, 2009	Equity
Threadneedle International Opportunity	October 31	Dec. 30, 2009	Equity

*	The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although RiverSource Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.
**	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%		G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/sell short
Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E8	—		G1	H1	I1	J1	—
Columbia Absolute Return Currency and Income	A1	B1	—	—	E7	—		G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	—	F3	(a)	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	—	—		G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E5	—		G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—		G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E6	—		G1	H1	I1	J1	—
Columbia Global Bond	A1	B1	C1	—	E1	—		G1	H1	I1	J1	—
Columbia Global Equity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—
Columbia Government Money Market	A6	—	C4	C4	E11	—		G3	H5	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Income Builder Fund II*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Income Builder Fund III*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Inflation Protected Securities	A1	B1	—	—	E1	—		G1	H1	I1	J1	—
Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	—	F1		G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	—	—		G1	H1	I1	J1	K1

Fund	A Buy or sell real estate	B Buy or sell commodities		C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%		G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/sell short
Columbia Multi-Advisor International Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2		—	—	E1	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Portfolio Builder Total Equity*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3		—	—	E1	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2010*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2015*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2020*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2025*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2030*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2035*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2040*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Retirement Plus 2045*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3
Columbia Select Smaller-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3
Columbia Seligman Communications and Information	A3	B6		C3	C3	E13	—		G2	H4	J2	J2	K3
Columbia Seligman Global Technology	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3
Columbia Strategic Allocation	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
Columbia U.S. Government Mortgage	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Balanced	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource California Tax-Exempt	A1	B1		—	—	—	F1		G1	H1	I1	J1	—
RiverSource Disciplined International Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Disciplined Small and Mid Cap Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Disciplined Small Cap Value	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Intermediate Tax-Exempt	A1	B1		C1	D1	—	F3	(b)	G1	H1	I1	J1	—
RiverSource LaSalle Global Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3
RiverSource LaSalle Monthly Dividend Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3
RiverSource New York Tax-Exempt	A1	B1		—	—	—	F1		G1	H1	I1	J1	—
RiverSource Partners Fundamental Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Partners International Select Growth	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Partners International Small Cap	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Precious Metals and Mining	A1	B1	(c)	—	—	E3	—		G1	H1	I1	J1	—
RiverSource Real Estate	A1	B1		—	—	—	—		G1	H1	I1	J1	—
RiverSource S&P 500 Index	A1	B1		—	—	E4	—		G1	H1	I1	J1	—
RiverSource Short Duration U.S. Government	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Small Company Index	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Strategic Income Allocation	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—
RiverSource Tax-Exempt High Income	A1	B1		C1	D1	—	F2		G1	H1	I1	J1	—

Fund	A Buy or sell real estate	B Buy or sell commodities		C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/sell short
Seligman California Municipal High-Yield	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)
Seligman California Municipal Quality	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)
Seligman Capital	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman Frontier	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman Growth	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman Minnesota Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2
Seligman National Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2
Seligman New York Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2
Seligman TargETFund 2015*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund 2025*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund 2035*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund 2045*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Seligman TargETFund Core*	A5	B6		C3	C3	E10	—	G2	H4	J2	J2	K3
Threadneedle Global Equity Income	A1	B2		C2	C2	E1	—	G1	H1	I1	J1	—
Threadneedle International Opportunity	A1	B1		C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.
(a)	The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
(b)	For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
(c)	Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(d)	The policy includes futures contracts.
(e)	A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A. Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A4 –	The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A5 –	The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

A6 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

A7 –	The fund will not purchase or hold any real estate, except that the fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of RiverSource LaSalle Global Real Estate, RiverSource Global Real Estate Companies, as defined in the fund’s prospectus), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a fund’s ownership of such securities.

B. Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

B5 –	The fund will not purchase or sell commodities or commodity contracts.

B6 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C. Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D. Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E. Concentrate

E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E2 –

The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

E3 –	The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

E4 –	The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E5 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E6 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E7 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E8 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E9 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (which, for Seligman TargETFunds, may include mortgage related securities).

E11 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E12 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

E13 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F. Invest less than 80%

F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

F3 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

F4 –	The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund’s net assets.

G. Act as an underwriter

G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H. Lending

H1 –

The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

H2 –	The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

H3 –	The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

H4 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

H5 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I. Borrowing

I1 –

The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

I2 –	The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J. Issue senior securities

J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K. Buy on margin/sell short

K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

K2 –	The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers.

K3 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for directors.

For RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager or subadviser, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

For Seligman California Municipal High Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman National Municipal and Seligman New York Municipal, the fund will not:

•

Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund’s obligations under its deferred compensation plan for directors/trustees.

•

Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.

For Seligman Capital and Seligman Growth, the fund will not:

•	Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

For Seligman Capital, Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Seligman Capital, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier, RiverSource Balanced, RiverSource Disciplined Small and Mid Cap Equity, RiverSource Disciplined Small Cap Value, RiverSource LaSalle Monthly Dividend Real Estate, Columbia Limited Duration Credit, RiverSource Partners Fundamental Value, RiverSource Real Estate and Seligman Growth:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For RiverSource Precious Metals and Mining:

•	Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

For RiverSource Short Duration U.S. Government and Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Columbia Strategic Allocation:

•	The fund may invest its total assets, up to 50%, in foreign investments.

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Balanced	Equity	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	—	—	— C	—	—	—
Corporate bonds	—	—	—	—	D	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	— J
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	E	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	—	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	— F	—	—	—	—	—
Mortgage dollar rolls	—	G	—	—	—	—	—

Investment strategy	Balanced	Equity	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—
Preferred stock	—	—	—	— H	—	— H	—
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	I	I	—	I	—	I	I
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, Columbia Multi-Advisor International Value, RiverSource Partners International Small Cap, and Columbia Multi-Advisor Small Cap Value.
B.	The following funds are not authorized to invest in common stock: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.
C.	The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.
D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.
E.	The following fund is authorized to invest in inverse floaters: RiverSource Real Estate.
F.	The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource S&P 500 Index and RiverSource Small Company Index.
G.	The following funds are authorized to invest in mortgage dollar rolls: RiverSource Real Estate.
H.	The following funds are not authorized to invest in preferred stock: RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, Columbia AMT-Free Tax-Exempt Bond, RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.
I.	Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.
J.	The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.
Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Foreign/Emerging Markets Risk. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Directors may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Agency and Government Securities

The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

*	On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security.

Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Seligman TargETFunds) in excess of these limits. The Seligman TargETFunds’ ability to invest in ETFs will be severely constrained unless ETFs have received such an order from the SEC, and the ETF and the Seligman TargETFunds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Seligman TargETFunds will invest in an ETF only if the SEC has issued an exemptive order to the ETF which permits investment companies, including the Seligman TargETFunds, to invest in ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Seligman TargETFunds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Seligman TargETFund may invest greater than 25% of its assets in any one ETF, although no Seligman TargETFund intends to invest greater than 40% of its assets in any one ETF.

To the extent the 1940 Act limitations apply to an ETF, such limitations may prevent Seligman TargETFund from allocating its investments in the manner that the investment manager considers optimal, or cause the investment manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) providing similar exposure as an alternative. The Seligman TargETFunds may also invest in Other Investment Companies or Stock Baskets when the investment manager believes they represent more attractive opportunities than similar ETFs held in the portfolio.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) (formerly RiverSource Fund Distributors, Inc.) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions

Fund	2010	2009		2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	$0		$0	(a)
Columbia Income Builder Fund II	0	0		0	(a)
Columbia Income Builder Fund III	0	0		0	(a)
Columbia Portfolio Builder Aggressive	0	0		0
Columbia Portfolio Builder Conservative	0	0		0
Columbia Portfolio Builder Moderate	0	0		0
Columbia Portfolio Builder Moderate Aggressive	0	0		0
Columbia Portfolio Builder Moderate Conservative	0	0		0
Columbia Portfolio Builder Total Equity	0	0		0
RiverSource S&P 500 Index	97,970	16,486		40,706
RiverSource Small Company Index	517,354	123,243		108,360
For funds with fiscal period ending March 31
Columbia Equity Value	357,285	525,309		591,525
RiverSource Precious Metals and Mining	288,177	1,067,960		960,159
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	26,985	38,789		38,557	(b)
Columbia Recovery and Infrastructure	527,728	128,097	(c)	N/A
Columbia Retirement Plus 2010	0	0		0
Columbia Retirement Plus 2015	0	0		0
Columbia Retirement Plus 2020	0	0		0
Columbia Retirement Plus 2025	0	0		0
Columbia Retirement Plus 2030	0	0		0
Columbia Retirement Plus 2035	0	0		0
Columbia Retirement Plus 2040	0	0		0
Columbia Retirement Plus 2045	0	0		0

Total Brokerage Commissions

Fund	2010	2009		2008
For funds with fiscal period ending May 31
Columbia High Yield Bond	$0	$0		$0
Columbia Multi-Advisor Small Cap Value	749,980	1,484,768		1,179,158
Columbia U.S. Government Mortgage	9,489	14,329		17,640
RiverSource Partners Fundamental Value	146,283	298,507		292,900
RiverSource Short Duration U.S. Government	21,796	35,642		43,210
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	402,958	673,569		412,022
RiverSource Real Estate	164,335	205,118		173,705
For funds with fiscal period ending July 31
Columbia Floating Rate	0	12,760		861
Columbia Income Opportunities	0	0		0
Columbia Inflation Protected Securities	43,426	17,762		11,586
Columbia Large Core Quantitative	2,806,058	2,084,675		1,951,255
Columbia Limited Duration Credit	8,523	4,188		4,138
Columbia Money Market	0	0		0
RiverSource Disciplined Small and Mid Cap Equity	306,343	541,939		124,754
RiverSource Disciplined Small Cap Value	139,213	178,570		75,041
For funds with fiscal period ending August 31
Columbia Diversified Bond	121,666	95,997		111,876
Columbia Minnesota Tax-Exempt	1,077	0		3,418
RiverSource California Tax-Exempt	510	0		1,938
RiverSource New York Tax-Exempt	174	0		724

	2009	2008		2007
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	649,261	150,374		45,978	(d)
Columbia Large Value Quantitative	378,324	6,631	(e)	N/A
Columbia Diversified Equity Income	4,728,940	4,085,552		3,790,954
Columbia Mid Cap Value Opportunity	2,601,029	1,672,775		1,219,474
Columbia Strategic Allocation	1,248,108	1,049,954		1,425,483
RiverSource Balanced	688,814	493,156		567,773
RiverSource Strategic Income Allocation	22,351	17,707		6,639	(d)
Seligman California Municipal High-Yield	0	0		0
Seligman California Municipal Quality	0	0		0
Seligman Minnesota Municipal	0	0		0
Seligman National Municipal	0	0		0
Seligman New York Municipal	0	0		0
Seligman TargETFund 2015	12,772	7,434		3,559
Seligman TargETFund 2025	1,327	7,302		2,743
Seligman TargETFund 2035	1,215	1,206		461
Seligman TargETFund 2045	1,173	948		308
Seligman TargETFund Core	26,992	10,913		10,770

Total Brokerage Commissions

	2009		2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0		$0		$0
Columbia Asia Pacific ex-Japan	41,731	(f)	N/A		N/A
Columbia Emerging Markets Bond	0		0		0
Columbia Emerging Markets Opportunity	2,108,103		3,346,690		3,361,865
Columbia European Equity	189,286		396,474		282,104
Columbia Frontier	157,476		250,561		388,531
Columbia Global Bond	7,292		18,925		17,268
Columbia Global Equity	581,962		1,185,084		1,474,583
Columbia Global Extended Alpha	11,397		6,647	(g)	N/A
Columbia Multi-Advisor International Value	959,077		1,558,333		1,426,926
Columbia Seligman Global Technology	1,319,806		1,747,855		2,082,502
RiverSource Disciplined International Equity	500,331		514,960		547,910
RiverSource Partners International Select Growth	901,265		1,690,066		1,932,330
RiverSource Partners International Small Cap	265,317		270,663		353,096
Threadneedle Global Equity Income	18,370		5,030	(g)	N/A
Threadneedle International Opportunity	793,899		1,020,584		1,150,182
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	315		6,431		19,450
Columbia Mid Cap Growth Opportunity	2,752,727		2,165,273		2,813,784
RiverSource Intermediate Tax-Exempt	42		684		2,175
RiverSource Tax-Exempt High Income	1,080		24,531		74,062
For funds with fiscal period ending December 31
Columbia Government Money Market	0		0		0
Columbia Seligman Communications and Information	12,482,079		11,241,475		17,228,966
Columbia Select Large-Cap Value	206,322		236,168		167,912
Columbia Select Smaller-Cap Value	123,904		240,154		217,466
RiverSource LaSalle Global Real Estate	20,434		32,671		63,034
RiverSource LaSalle Monthly Dividend Real Estate	40,941		82,218		227,752
Seligman Capital	927,607		1,815,753		2,088,716
Seligman Growth	2,228,705		1,627,919		1,428,056

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.
(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(f)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
			Amount of
	Amount of		commissions		Turnover rates
Fund	transactions		imputed or paid		2010		2009
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	(a)	$0	(a)	41%		39%
Columbia Income Builder Fund II	0	(a)	0	(a)	39		40
Columbia Income Builder Fund III	0	(a)	0	(a)	46		36
Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	28		35
Columbia Portfolio Builder Conservative	0	(a)	0	(a)	26		27
Columbia Portfolio Builder Moderate	0	(a)	0	(a)	26		34
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	28		33
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	30		29
Columbia Portfolio Builder Total Equity	0	(a)	0	(a)	25		28
RiverSource S&P 500 Index	0		0		41		5
RiverSource Small Company Index	0		0		41		23
For funds with fiscal period ending March 31
Columbia Equity Value	95,868,655		111,080		30		21
RiverSource Precious Metals and Mining	42,266,048		35,270		72		340	(b)
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	10,891,991		10,904		31		36
Columbia Recovery and Infrastructure	243,972,941		295,680		11		4	(c)
Columbia Retirement Plus 2010	0	(a)	0	(a)	53		55
Columbia Retirement Plus 2015	0	(a)	0	(a)	126		53
Columbia Retirement Plus 2020	0	(a)	0	(a)	53		52
Columbia Retirement Plus 2025	0	(a)	0	(a)	52		47
Columbia Retirement Plus 2030	0	(a)	0	(a)	57		47
Columbia Retirement Plus 2035	0	(a)	0	(a)	54		48
Columbia Retirement Plus 2040	0	(a)	0	(a)	55		50
Columbia Retirement Plus 2045	0	(a)	0	(a)	64		51
For funds with fiscal period ending May 31
Columbia High Yield Bond	0		0		94		83
Columbia Multi-Advisor Small Cap Value	25,296,772		30,410		80		120
Columbia U.S. Government Mortgage	0		0		519	(d)	431	(d)
RiverSource Partners Fundamental Value	0		0		9		19
RiverSource Short Duration U.S. Government	0		0		329	(d)	217	(d)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	66,349,011		55,087		23		21
RiverSource Real Estate	6,919,253		9,212		93		51

	Brokerage directed for research*
			Amount of
	Amount of		commissions		Turnover rates
Fund	transactions		imputed or paid		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$0		$0		68%		84%
Columbia Income Opportunities	0		0		86		81
Columbia Inflation Protected Securities	0		0		177	(f)	160	(f)
Columbia Large Core Quantitative	302,209,602		175,221		75		61
Columbia Limited Duration Credit	0		0		101		335	(d),(g)
Columbia Money Market	0		0		N/A		N/A
RiverSource Disciplined Small and Mid Cap Equity	21,380,485		24,466		107		104
RiverSource Disciplined Small Cap Value	6,706,217		7,860		114		98
For funds with fiscal period ending August 31
Columbia Diversified Bond	0		0		420	(d)	371	(d)
Columbia Minnesota Tax-Exempt	0		0		21		33
RiverSource California Tax-Exempt	0		0		19		49
RiverSource New York Tax-Exempt	0		0		12		34

					2009		2008
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	115,848,221		85,590		58		70
Columbia Large Value Quantitative	38,146,821		31,490		63		6	(h)
Columbia Diversified Equity Income	1,100,570,862		1,494,280		38		31
Columbia Mid Cap Value Opportunity	85,198,971		545,756		42		34
Columbia Strategic Allocation	92,052,055		81,422		136	(d)	123	(d)
RiverSource Balanced	134,013,627		160,642		189	(d)	105	(d)
RiverSource Strategic Income Allocation	0		0		143		137
Seligman California Municipal High-Yield	0		0		63	(i)	4
Seligman California Municipal Quality	0		0		46	(i)	13
Seligman Minnesota Municipal	0		0		29	(i)	16
Seligman National Municipal	0		0		107	(i)	16
Seligman New York Municipal	0		0		53	(i)	0
Seligman TargETFund 2015	0		0		58		70
Seligman TargETFund 2025	0		0		13		61
Seligman TargETFund 2035	0		0		16		38
Seligman TargETFund 2045	0		0		36		48
Seligman TargETFund Core	0		0		45		46
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0		0		16		39
Columbia Asia Pacific ex-Japan	8,232,647	(j)	23,202	(j)	4	(j)	N/A
Columbia Emerging Markets Bond	0		0		62		82
Columbia Emerging Markets Opportunity	794,301,729		1,895,074		149		133
Columbia European Equity	113,984,459		144,742		154		180
Columbia Frontier	142,448,732		47,004		162		156
Columbia Global Bond	0		0		69		75
Columbia Global Equity	300,110,709		477,223		81		97
Columbia Global Extended Alpha	4,801,721		7,937		133		36	(k)

	Brokerage directed for research*
		Amount of
	Amount of	commissions	Turnover rates
Fund	transactions	imputed or paid	2009	2008
Columbia Multi-Advisor International Value	$33,502,807	$17,102	63%	40%
Columbia Seligman Global Technology	2,739,223,355	460,483	150	171
RiverSource Disciplined International Equity	8,041,109	2,162	85	61
RiverSource Partners International Select Growth	83,531,533	99,348	90	85
RiverSource Partners International Small Cap	95,857	63	174	87
Threadneedle Global Equity Income	6,599,033	11,416	45	10	(k)
Threadneedle International Opportunity	536,939,110	737,307	97	78
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	454,152,183	799,318	126	76
RiverSource AMT-Free Tax-Exempt Bond	0	0	29	37
RiverSource Intermediate Tax-Exempt	0	0	26	36
RiverSource Tax-Exempt High Income	0	0	30	37
For funds with fiscal period ending December 31
Columbia Government Money Market	N/A	N/A	N/A	N/A
Columbia Select Large-Cap Value	69,507,890	68,240	24	28
Columbia Select Smaller-Cap Value	1,444,931	5,200	7	16
Columbia Seligman Communications and Information	1,115,825,859	2,102,493	150	133
RiverSource LaSalle Global Real Estate	0	0	83	62
RiverSource LaSalle Monthly Dividend Real Estate	0	0	87	77
Seligman Capital	20,147,615	37,667	139	229
Seligman Growth	843,145,024	1,192,083	142	241

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.
(a)	The underlying funds may have directed transactions to firms in exchange for research services.
(b)	Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 286% and 199% for RiverSource Short Duration U.S. Government Fund and 246% and 162% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2010 and 2009, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; 220% for Columbia Limited Duration Credit Fund for the fiscal period ended July 31, 2009; 110% and 86% for RiverSource Balanced Fund and 116% and 89% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2009 and 2008, respectively.
(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.
(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.
(g)	The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.
(h)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(i)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.
(j)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.
(k)	For the period from Aug. 1, 2008 (when the Fund became available) to Oct. 31, 2008.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	N/A
Columbia Income Builder Fund II	None	N/A
Columbia Income Builder Fund III	None	N/A
Columbia Portfolio Builder Aggressive	None	N/A
Columbia Portfolio Builder Conservative	None	N/A
Columbia Portfolio Builder Moderate	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
Columbia Portfolio Builder Total Equity	None	N/A
RiverSource S&P 500 Index	Ameriprise Financial	$147,339
	Charles Schwab	199,837
	Citigroup	825,442
	E*Trade Financial	48,192
	Franklin Resources	216,282
	Goldman Sachs Group	983,038
	JPMorgan Chase & Co.	1,947,078
	Legg Mason	41,068
	Morgan Stanley	489,323
	PNC Financial Services Group	347,103
RiverSource Small Company Index	Investment Technology Group	932,730
	LaBranche & Co.	159,627
	optionsXpress	645,578
	Piper Jaffray Companies	677,351
	Stifel Financial	1,463,301
For funds with fiscal period ending March 31
Columbia Equity Value	Goldman Sachs Group	11,067,062
	JPMorgan Chase & Co.	13,784,298
	Morgan Stanley	7,911,083
RiverSource Precious Metals and Mining	None	N/A
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	None	N/A
Columbia Recovery and Infrastructure	None	N/A
Columbia Retirement Plus 2010	None	N/A
Columbia Retirement Plus 2015	None	N/A
Columbia Retirement Plus 2020	None	N/A
Columbia Retirement Plus 2025	None	N/A
Columbia Retirement Plus 2030	None	N/A
Columbia Retirement Plus 2035	None	N/A
Columbia Retirement Plus 2040	None	N/A
Columbia Retirement Plus 2045	None	N/A

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending May 31
Columbia High Yield Bond	Lehman Brothers Holdings*	$1,322,250
Columbia Multi-Advisor Small Cap Value	Raymond James Financial	1,696,199
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	339,729
	Bear Stearns Commercial Mtge Securities	3,164,927
	ChaseFlex Trust	398,308
	Citigroup Mortgage Loan Trust, Inc.	1,106,996
	Credit Suisse Mortgage Capital Ctfs	7,823,287
	GS Mortgage Securities Corp.	6,427,923
	Jefferies & Co.	2,284,896
	JPMorgan Chase Commercial Mtge Securities	990,893
	JPMorgan Mtge Trust	667,343
	JPMorgan Reremic	534,987
RiverSource Partners Fundamental Value	Goldman Sachs Group, Inc.	3,039,588
	JPMorgan Chase & Co.	2,342,740
RiverSource Short Duration U.S. Government	Bear Stearns Asset Backed Securities Trust	782,912
	Bear Stearns Commercial Mtge Securities	1,607,987
	Citigroup Funding	18,414,224
	Citigroup Mortgage Loan Trust, Inc.	3,441,463
	Credit Suisse Mortgage Capital Ctfs	7,919,291
	CS First Boston Mtge Securities	968,402
	Goldman Sachs Group	7,829,724
	Jefferies & Co.	1,062,793
	JPMorgan Chase Commercial Mtge Securities	3,998,961
	JPMorgan Chase & Co.	2,966,688
	JPMorgan Mtge Trust	2,196,977
	Morgan Stanley	8,350,389
	Morgan Stanley Capital I	4,934,943
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	Goldman Sachs Group	8,911,501
	JPMorgan Chase & Co.	5,407,407
	Morgan Stanley	10,581,853
RiverSource Real Estate	None	N/A
For funds with fiscal period ending July 31
Columbia Floating Rate	Nuveen Investments	887,000
Columbia Income Opportunities	E*TRADE Financial	4,180,938
Columbia Inflation Protected Securities	Jefferies & Co.	925,026
	LB-UBS Commercial Mortgage Trust	2,711,440
Columbia Large Core Quantitative	Citigroup	89,448,117
	Franklin Resources	10,199,918
	Goldman Sachs Group	18,407,431
	PNC Financial Services Group	55,870,310
Columbia Limited Duration Credit	Citigroup	4,988,135
	Goldman Sachs Group	5,629,686
	JPMorgan Chase & Co.	4,363,771
	Lehman Brothers Holdings*	95,700
	Merrill Lynch & Co.	856,523
	Morgan Stanley	5,284,355
Columbia Money Market	Citigroup Funding	100,983,942
	JPMorgan Chase & Co.	87,793,771

Fund	Issuer	Value of securities owned at end of fiscal period
RiverSource Disciplined Small and Mid Cap Equity	Investment Technology Group	$93,176
	Jefferies Group, Inc.	76,613
	Knight Capital Group Cl A	342,359
	optionsXpress Holdings	113,864
	Raymond James Financial	1,524,868
RiverSource Disciplined Small Cap Value	Knight Capital Group Cl A	251,175
	Westwood Holdings Group	104,596
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Adjustable Rate Mortgage Trust	5,214,463
	Bear Stearns Alt-A Trust	22,769
	Bear Stearns Asset-Backed Securities Trust	3,855,171
	Bear Stearns Commercial Mortgage Securities	2,278,870
	Bear Stearns Mortgage Funding Trust	680,868
	ChaseFlex Trust	1,470,112
	Citigroup, Inc.	44,244,737
	Citigroup Commercial Mortgage Trust	3,387,078
	Citigroup/Deutsche Bank Commercial Mortgage Trust	25,824,909
	Citigroup Mortgage Loan Trust, Inc.	37,740,867
	Credit Suisse Mortgage Capital Certificates	59,851,574
	Credit Suisse First Boston Mortgage Securities Corp.	15,808,795
	GS Mortgage Securities Corp. II	46,506,875
	The Goldman Sachs Group, Inc.	37,320,156
	Jefferies & Co., Inc.	6,723,914
	JPMorgan Chase & Co.	41,539,862
	JPMorgan Chase Commercial Mortgage Securities Corp.	104,835,640
	JPMorgan Mortgage Trust	3,844,284
	JPMorgan Remeric	4,562,368
	LB-UBS Commercial Mortgage Trust	35,858,704
	Lehman Brothers Holdings, Inc.*	2,204,363
	Merrill Lynch Mortgage Trust	1,656,762
	Morgan Stanley	36,602,643
	Morgan Stanley Capital I	16,918,724
	Morgan Stanley Reremic Trust	50,927,555
Columbia Minnesota Tax-Exempt	None	N/A
RiverSource California Tax-Exempt	None	N/A
RiverSource New York Tax-Exempt	None	N/A
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	Goldman Sachs Group	178,337,738
	JPMorgan Chase & Co.	85,834,923
	Morgan Stanley	52,518,110
Columbia Large Growth Quantitative	Franklin Resources	1,934,035
	Goldman Sachs Group	20,863,258
	Morgan Stanley	9,177,567
Columbia Large Value Quantitative	Citigroup	6,796,957
	Goldman Sachs Group	6,574,659
	JPMorgan Chase & Co.	1,293,917
	Morgan Stanley	6,536,678
	PNC Financial Services Group	1,943,649

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Mid Cap Value Opportunity	Goldman Sachs & Co.	$47,226,353
Columbia Strategic Allocation	Bear Stearns Commercial Mortgage Securities	699,898
	Citigroup	6,504,737
	Citigroup Commercial Mortgage Trust	316,302
	Citigroup/Deutsche Bank Commercial Mortgage Trust	183,715
	Credit Suisse Group	457,330
	CS First Boston Mortgage Securities	155,406
	Goldman Sachs Group	9,642,282
	GS Mortgage Securities II	788,719
	JPMorgan Chase & Co.	10,872,093
	JPMorgan Chase Commercial Mortgage Securities	2,234,879
	Knight Capital Group Cl A	96,200
	LB-UBS Commercial Mortgage Trust	559,502
	Morgan Stanley	9,436,155
	Morgan Stanley Capital I	709,666
	optionsXpress Holdings	82,339
	PNC Financial Services Group	6,225,544
RiverSource Balanced	Bear Stearns Adjustable Rate Mortgage Trust	713,060
	Bear Stearns Commercial Mortgage Securities	899,869
	ChaseFlex Trust	849,320
	Citigroup	1,082,219
	Citigroup Commercial Mortgage Trust	316,302
	Citigroup/Deutsche Bank Commercial Mortgage Trust	393,676
	Goldman Sachs Group	18,865,931
	GS Mortgage Securities II	1,030,324
	JPMorgan Chase & Co.	8,998,091
	JPMorgan Chase Commercial Mortgage Securities	2,697,566
	LB-UBS Commercial Mortgage Trust	1,354,451
	Lehman Brothers Holdings*	236,004
	Merrill Lynch Mortgage Trust	188,000
	Morgan Stanley	3,258,404
	Morgan Stanley Capital I	1,291,191
RiverSource Strategic Income Allocation	Ameritrade Holding Corp. — subsidiary	624,828
	Bear Stearns Commercial Mortgage Securities	868,876
	Citigroup	118,157
	Citigroup/Deutsche Bank Commercial Mortgage Trust	985,508
	CS First Boston Mortgage Securities	1,069,849
	Goldman Sachs Group	171,602
	JPMorgan Chase & Co.	268,331
	JPMorgan Chase Commercial Mortgage Securities	889,173
	Lehman Brothers Holdings*	15,975
	Merrill Lynch Mortgage Trust	178,336
	Morgan Stanley	801,038
	Morgan Stanley Capital I	69,125
	Nuveen Investments	97,091

Fund	Issuer	Value of securities owned at end of fiscal period
Seligman California Municipal High-Yield	None	N/A
Seligman California Municipal Quality	None	N/A
Seligman Minnesota Municipal	None	N/A
Seligman National Municipal	None	N/A
Seligman New York Municipal	None	N/A
Seligman TargETFund 2015	None	N/A
Seligman TargETFund 2025	None	N/A
Seligman TargETFund 2035	None	N/A
Seligman TargETFund 2045	None	N/A
Seligman TargETFund Core	None	N/A
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	GS Mortgage Securities II	$2,719,948
	Lehman Brothers Holdings*	100,800
	Morgan Stanley Dean Witter Capital I	428,016
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	Morgan Stanley	2,351,866
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	Credit Suisse Group	2,058,583
Columbia Frontier	Affiliated Managers Group	380,940
	Piper Jaffray Companies	171,643
	Stifel Financial	244,212
Columbia Global Bond	Bear Stearns Commercial Mortgage Securities	237,337
	Citigroup	1,003,392
	Citigroup Commercial Mortgage Trust	1,581,548
	CS First Boston Mortgage Securities	595,440
	Goldman Sachs Group	1,188,323
	GS Mortgage Securities II	1,102,326
	JPMorgan Chase Commercial Mortgage Securities	1,702,095
	JPMorgan Chase & Co.	770,873
	LB-UBS Commercial Mortgage Trust	1,501,910
	Lehman Brothers Holdings*	212,850
	Merrill Lynch & Co.	366,682
	Morgan Stanley	11,964,651
	Morgan Stanley Capital I	1,334,954
Columbia Global Equity	Citigroup Commercial Mortgage Trust	6,721,641
	Credit Suisse Mortgage Capital Certificates	2,352,116
	Goldman Sachs Group	5,039,414
	JPMorgan Chase & Co.	9,925,220
Columbia Global Extended Alpha	Citigroup	64,732
	Goldman Sachs Group	119,119
Columbia Multi-Advisor International Value	Citigroup Funding	6,997,755
	Morgan Stanley	20,000,000
Columbia Seligman Global Technology	None	N/A
RiverSource Disciplined International Equity	Credit Suisse Mortgage Capital Certificates	3,138,369
RiverSource Partners International Select Growth	Credit Suisse Group	4,008,753
RiverSource Partners International Small Cap	None	N/A
Threadneedle Global Equity Income	None	N/A
Threadneedle International Opportunity	Credit Suisse Group	7,751,291

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A
Columbia Mid Cap Growth Opportunity	E*TRADE Financial	$3,797,720
	Legg Mason	2,696,490
RiverSource Intermediate Tax-Exempt	None	N/A
RiverSource Tax-Exempt High Income	None	N/A
For funds with fiscal period ending December 31
Columbia Government Money Market	None	N/A
Columbia Seligman Communications and Information	None	N/A
Columbia Select Large-Cap Value	JPMorgan Chase & Co.	8,334,000
	Morgan Stanley	7,340,800
Columbia Select Smaller-Cap Value	None	N/A
RiverSource LaSalle Global Real Estate	None	N/A
RiverSource LaSalle Monthly Dividend Real Estate	None	N/A
Seligman Capital	None	N/A
Seligman Growth	Goldman Sachs Group	9,455,040

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund			2010			2009	2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	—	—	—	—	$0	$0	(a)
Columbia Income Builder Fund II	None	—	—	—	—	0	0	(a)
Columbia Income Builder Fund III	None	—	—	—	—	0	0	(a)
Columbia Portfolio Builder Aggressive	None	—	—	—	—	0	0
Columbia Portfolio Builder Conservative	None	—	—	—	—	0	0
Columbia Portfolio Builder Moderate	None	—	—	—	—	0	0
Columbia Portfolio Builder Moderate Aggressive	None	—	—	—	—	0	0
Columbia Portfolio Builder Moderate Conservative	None	—	—	—	—	0	0
Columbia Portfolio Builder Total Equity	None	—	—	—	—	0	0
RiverSource S&P 500 Index	None	—	—	—	—	0	0
RiverSource Small Company Index	None	—	—	—	—	0	0
For funds with fiscal period ending March 31
Columbia Equity Value	None	—	—	—	—	0	0
RiverSource Precious Metals and Mining	None	—	—	—	—	0	0

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker		Aggregate dollar amount of commissions paid to broker
Fund			2010			2009		2008
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	None	—	—	—	—	$0		$0	(b)
Columbia Recovery and Infrastructure	None	—	—	—	—	0	(c)	N/A
Columbia Retirement Plus 2010	None	—	—	—	—	0		0
Columbia Retirement Plus 2015	None	—	—	—	—	0		0
Columbia Retirement Plus 2020	None	—	—	—	—	0		0
Columbia Retirement Plus 2025	None	—	—	—	—	0		0
Columbia Retirement Plus 2030	None	—	—	—	—	0		0
Columbia Retirement Plus 2035	None	—	—	—	—	0		0
Columbia Retirement Plus 2040	None	—	—	—	—	0		0
Columbia Retirement Plus 2045	None	—	—	—	—	0		0
For funds with fiscal period ending May 31
Columbia High Yield Bond	None	—	—	—	—	0		0
Columbia Multi-Advisor Small Cap Value	None	—	—	—	—	0		0
Columbia U.S. Government Mortgage	None	—	—	—	—	0		0
RiverSource Partners Fundamental Value	None	—	—	—	—	0		0
RiverSource Short Duration U.S. Government	None	—	—	—	—	0		0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	None	—	—	—	—	0		0
RiverSource Real Estate	None	—	—	—	—	0		0

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker		Aggregate dollar amount of commissions paid to broker
Fund			2010			2009		2008
For funds with fiscal period ending July 31
Columbia Floating Rate	None	—	—	—	—	$0		$0
Columbia Income Opportunities	None	—	—	—	—	0		0
Columbia Inflation Protected Securities	None	—	—	—	—	0		0
Columbia Large Core Quantitative	None					0		0
Columbia Limited Duration Credit	None	—	—	—	—	0		0
Columbia Money Market	None	—	—	—	—	0		0
RiverSource Disciplined Small and Mid Cap Equity	None	—	—	—	—	0		0
RiverSource Disciplined Small Cap Value	None	—	—	—	—	0		0
For funds with fiscal period ending August 31				!
Columbia Diversified Bond	None	—	—	—	—	0		0
Columbia Minnesota Tax-Exempt	None	—	—	—	—	0		0
RiverSource California Tax-Exempt	None	—	—	—	—	0		0
RiverSource New York Tax-Exempt	None	—	—	—	—	0		0

			2009			2008		2007
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	None	—	—	—	—	0		0
Columbia Large Growth Quantitative	None	—	—	—	—	0		0	(d)
Columbia Large Value Quantitative	None	—	—	—	—	0	(e)	N/A
Columbia Mid Cap Value Opportunity	None	—	—	—	—	0		0
Columbia Strategic Allocation	None	—	—	—	—	0		0
RiverSource Balanced	None	—	—	—	—	0		0
RiverSource Strategic Income Allocation	None	—	—	—	—	0		0	(d)

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker		Aggregate dollar amount of commissions paid to broker
Fund			2009			2008		2007
Seligman California Municipal High-Yield	None	—	—	—	—	$0		$0
Seligman California Municipal Quality	None	—	—	—	—	0		0
Seligman Minnesota Municipal	None	—	—	—	—	0		0
Seligman National Municipal	None	—	—	—	—	0		0
Seligman New York Municipal	None	—	—	—	—	0		0
Seligman TargETFund 2015	None	—	—	—	—	0		0
Seligman TargETFund 2025	None	—	—	—	—	0		0
Seligman TargETFund 2035	None	—	—	—	—	0		0
Seligman TargETFund 2045	None	—	—	—	—	0		0
Seligman TargETFund Core	None	—	—	—	—	0		0
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	None	—	—	—	—	0		0
Columbia Asia Pacific ex-Japan	None(f)	—	—	—	—	N/A		N/A
Columbia Emerging Markets Bond	None	—	—	—	—	0		0
Columbia Emerging Markets Opportunity	None	—	—	—	—	0		0
Columbia European Equity	None	—	—	—	—	0		0
Columbia Frontier	None	—	—	—	—	0		0
Columbia Global Bond	None	—	—	—	—	0		0
Columbia Global Equity	None	—	—	—	—	0		0
Columbia Global Extended Alpha	None	—	—	—	—	0	(g)	N/A
Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	1,677		0
Columbia Seligman Global Technology	None	—	—	—	—	0		0
RiverSource Disciplined International Equity	None	—	—	—	—	0		0
RiverSource Partners International Select Growth	Merrill Lynch Capital Markets	(2)	585	0.27%	0.42%	0		0
RiverSource Partners International Small Cap	None	—	—	—	—	0		0
Threadneedle Global Equity Income	None	—	—	—	—	0	(g)	N/A
Threadneedle International Opportunity	None	—	—	—	—	0		0

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund			2009			2008	2007
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	—	—	—	—	0	0
Columbia Mid Cap Growth Opportunity	None	—	—	—	—	0	0
RiverSource Intermediate Tax-Exempt	None	—	—	—	—	0	0
RiverSource Tax-Exempt High Income	None	—	—	—	—	0	0
For funds with fiscal period ending December 31
Columbia Government Money Market	None	—	—	—	—	0	0
Columbia Select Large-Cap Value	None	—	—	—	—	0	0
Columbia Select Smaller-Cap Value	None	—	—	—	—	0	0
Columbia Seligman Communications and Information	None	—	—	—	—	0	0
RiverSource LaSalle Global Real Estate	None	—	—	—	—	0	0
RiverSource LaSalle Monthly Dividend Real Estate	None	—	—	—	—	0	0
Seligman Capital	None	—	—	—	—	0	0
Seligman Growth	None	—	—	—	—	0	0

(1)	Affiliate of AllianceBernstein L.P., a subadviser.
(2)	Affiliate of Columbia Wanger Asset Management, L.P., a subadviser.
(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(f)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31
Columbia Income Builder Fund
Class A	$191,609,144	19,630,870	$9.76
Class B	24,940,436	2,547,850	9.79
Class C	12,407,352	1,267,551	9.79
Class R4	9,771	1,000	9.77
Columbia Income Builder Fund II
Class A	336,673,414	35,567,971	9.47
Class B	35,116,660	3,701,134	9.49
Class C	15,534,369	1,636,863	9.49
Class R4	18,248	1,926	9.47
Columbia Income Builder Fund III
Class A	169,340,312	17,933,995	9.44
Class B	17,093,815	1,803,903	9.48
Class C	8,762,187	925,152	9.47
Class R4	36,268	3,844	9.43
Columbia Portfolio Builder Aggressive
Class A	411,905,718	47,812,554	8.62
Class B	69,631,727	8,121,597	8.57
Class C	26,852,423	3,157,443	8.50
Class R4	391,084	45,318	8.63
Columbia Portfolio Builder Conservative
Class A	188,324,159	19,284,494	9.77
Class B	38,996,195	4,007,171	9.73
Class C	18,361,827	1,886,873	9.73
Class R4	68,268	7,043	9.69
Columbia Portfolio Builder Moderate
Class A	936,670,111	99,022,922	9.46
Class B	163,374,895	17,355,229	9.41
Class C	60,532,854	6,431,212	9.41
Class R4	221,015	23,381	9.45
Columbia Portfolio Builder Moderate Aggressive
Class A	848,711,038	93,990,508	9.03
Class B	143,830,084	16,003,632	8.99
Class C	44,907,699	5,004,198	8.97
Class R4	842,067	93,149	9.04
Columbia Portfolio Builder Moderate Conservative
Class A	335,708,725	34,921,226	9.61
Class B	60,124,214	6,274,529	9.58
Class C	26,207,827	2,735,790	9.58
Class R4	28,861	3,017	9.57
Columbia Portfolio Builder Total Equity
Class A	348,269,405	42,472,580	8.20
Class B	56,041,391	6,869,051	8.16
Class C	25,712,743	3,180,656	8.08
Class R4	227,529	27,657	8.23

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource S&P 500 Index
Class A**	$21,534,109	6,062,565	$3.55
Class Z**	100,496,276	28,199,115	3.56
RiverSource Small Company Index
Class A	328,913,706	84,403,946	3.90
Class B	43,947,939	14,032,865	3.13
Class R4	6,632,993	1,640,892	4.04
For funds with fiscal period ending March 31
Columbia Equity Value
Class A	681,073,286	70,741,844	9.63
Class B	50,132,060	5,184,913	9.67
Class C	4,895,038	512,462	9.55
Class I	18,363,036	1,905,271	9.64
Class R	30,124	3,129	9.63
Class R3	183,254	19,014	9.64
Class R4	10,092,743	1,046,026	9.65
Class R5	6,508	676	9.63
Class W	3,658	380	9.63
RiverSource Precious Metals and Mining
Class A	133,459,266	10,925,790	12.22
Class B	13,809,631	1,240,361	11.13
Class C	4,233,101	389,141	10.88
Class I	12,268	989	12.40
Class R4	177,328	14,319	12.38
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity
Class A	33,365,848	2,185,314	15.27
Class B	1,401,883	92,764	15.11
Class C	2,405,895	159,728	15.06
Class I	4,324,899	281,691	15.35
Class R5	7,670	500	15.34
Columbia Recovery and Infrastructure
Class A	438,673,229	22,317,277	19.66
Class B	21,596,850	1,108,701	19.48
Class C	27,986,758	1,436,501	19.48
Class I	117,332,774	5,939,737	19.75
Class R	80,728	4,127	19.56
Class R3	19,621	1,000	19.62
Class R4	623,844	31,702	19.68
Class R5	59,600	3,020	19.74
Columbia Retirement Plus 2010
Class A	3,004,756	352,192	8.53
Class R	3,994	468	8.53
Class R3	3,994	468	8.53
Class R4	3,996	468	8.54
Class R5	3,998	468	8.54
Class Y	5,248,330	614,374	8.54
Columbia Retirement Plus 2015
Class A	5,097,950	597,650	8.53
Class R	3,973	465	8.54
Class R3	3,973	465	8.54
Class R4	3,975	465	8.55
Class R5	3,981	465	8.56
Class Y	16,572,401	1,937,035	8.56

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2020
Class A	$5,667,643	702,748	$8.06
Class R	78,158	9,696	8.06
Class R3	3,759	464	8.10
Class R4	3,760	464	8.10
Class R5	3,765	464	8.11
Class Y	17,797,248	2,195,426	8.11
Columbia Retirement Plus 2025
Class A	3,282,520	407,390	8.06
Class R	22,706	2,823	8.04
Class R3	3,768	466	8.09
Class R4	3,778	465	8.12
Class R5	3,778	465	8.12
Class Y	23,159,563	2,856,811	8.11
Columbia Retirement Plus 2030
Class A	3,128,008	387,287	8.08
Class R	11,770	1,457	8.08
Class R3	3,744	464	8.07
Class R4	3,752	464	8.09
Class R5	3,757	464	8.10
Class Y	22,379,892	2,763,842	8.10
Columbia Retirement Plus 2035
Class A	1,956,294	244,856	7.99
Class R	3,735	467	8.00
Class R3	3,739	467	8.01
Class R4	3,740	467	8.01
Class R5	3,746	467	8.02
Class Y	17,305,186	2,157,431	8.02
Columbia Retirement Plus 2040
Class A	1,741,154	224,227	7.77
Class R	11,120	1,430	7.78
Class R3	35,194	4,525	7.78
Class R4	3,616	464	7.79
Class R5	3,621	464	7.80
Class Y	12,213,457	1,565,039	7.80
Columbia Retirement Plus 2045
Class A	1,471,608	185,478	7.93
Class R	4,460	562	7.94
Class R3	3,702	466	7.94
Class R4	13,137	1,653	7.95
Class R5	3,708	466	7.96
Class Y	11,614,891	1,459,211	7.96
For funds with fiscal period ending May 31
Columbia High Yield Bond
Class A	1,192,635,686	457,046,893	2.61
Class B	91,104,344	34,942,309	2.61
Class C	70,488,596	27,193,543	2.59
Class I	144,202,631	55,371,206	2.60
Class R	5,689,581	2,174,204	2.62
Class R3	4,003,157	1,526,132	2.62
Class R4	43,405,874	16,621,906	2.61
Class R5	7,957,720	3,054,300	2.61
Class W	100,226,537	38,706,595	2.59

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Multi-Advisor Small Cap Value
Class A	$277,383,581	56,445,589	$4.91
Class B	62,403,783	13,736,068	4.54
Class C	7,765,256	1,704,900	4.55
Class I	43,814,661	8,585,111	5.10
Class R	679,273	138,536	4.90
Class R3	439,854	88,320	4.98
Class R4	370,250	73,789	5.02
Class R5	11,078,515	2,197,207	5.04
Columbia U.S. Government Mortgage
Class A	80,371,258	15,588,925	5.16
Class B	17,619,412	3,416,007	5.16
Class C	5,217,051	1,011,314	5.16
Class I	132,494,594	25,723,583	5.15
Class R4	85,125	16,536	5.15
RiverSource Partners Fundamental Value
Class A	307,057,850	70,426,307	4.36
Class B	51,870,545	12,425,795	4.17
Class C	8,227,996	1,965,058	4.19
Class I	174,554,927	39,571,435	4.41
Class R4	153,322	34,916	4.39
RiverSource Short Duration U.S. Government
Class A	488,090,547	102,802,359	4.75
Class B	66,777,148	14,065,529	4.75
Class C	27,832,188	5,862,287	4.75
Class I	67,563,272	14,218,020	4.75
Class R	2,999,953	631,892	4.75
Class R4	4,709,513	991,519	4.75
Class W	4,996	1,053	4.74
For funds with fiscal period ending June 30
Columbia Dividend Opportunity
Class A	883,208,464	139,966,191	6.31
Class B	68,144,709	10,871,463	6.27
Class C	21,354,419	3,418,234	6.25
Class I	165,701,325	26,198,041	6.32
Class R	196,428	31,069	6.32
Class R3	4,127	653	6.32
Class R4	1,455,755	230,050	6.33
Class R5	968,152	152,954	6.33
Class W	3,592	568	6.32
RiverSource Real Estate
Class A	52,648,116	5,701,458	9.23
Class B	6,533,282	713,272	9.16
Class C	1,396,367	152,727	9.14
Class I	131,165,236	14,173,209	9.25
Class R4	60,555	6,587	9.19
Class W	2,528	275	9.19
For funds with fiscal period ending July 31
Columbia Floating Rate
Class A	226,172,173	26,483,112	8.54
Class B	9,928,119	1,161,939	8.54
Class C	21,210,203	2,483,252	8.54
Class I	101,982,065	11,945,601	8.54
Class R4	178,181	20,812	8.56
Class R5	4,760	556	8.56
Class W	4,246	497	8.54

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Income Opportunities
Class A	$498,802,615	51,300,169	$9.72
Class B	29,050,926	2,989,075	9.72
Class C	60,481,511	6,224,222	9.72
Class I	182,941,408	18,794,063	9.73
Class R4	403,599	41,375	9.75
Class R5	5,068	521	9.73
Columbia Inflation Protected Securities
Class A	297,826,817	28,749,837	10.36
Class B	14,961,461	1,445,877	10.35
Class C	17,160,807	1,658,844	10.35
Class I	184,100,334	17,768,869	10.36
Class R	1,474,003	142,411	10.35
Class R4	79,085	7,639	10.35
Class R5	5,139	496	10.36
Class W	100,345,459	9,690,622	10.35
Columbia Large Core Quantitative
Class A	2,688,843,397	567,423,999	4.74
Class B	153,325,657	32,554,969	4.71
Class C	21,982,264	4,714,140	4.66
Class I	314,250,741	65,856,337	4.77
Class R	2,193,578	463,276	4.73
Class R3	6,033	1,273	4.74
Class R4	162,518,882	34,154,804	4.76
Class R5	24,848,139	5,229,982	4.75
Class W	373,927,157	79,042,111	4.73
Columbia Limited Duration Credit
Class A	392,689,453	39,500,738	9.94
Class B	11,562,307	1,163,439	9.94
Class C	49,324,257	4,964,675	9.94
Class I	126,851,810	12,755,538	9.94
Class R4	540,555	54,240	9.97
Class W	5,096	512	9.95
Columbia Money Market
Class A	2,528,588,079	2,528,587,497	1.00
Class B	33,926,741	33,926,744	1.00
Class C	7,909,529	7,909,540	1.00
Class I	27,174,833	27,174,915	1.00
Class R	2,500	2,500	1.00
Class R5	725,626	725,628	1.00
Class W	34,576,967	34,577,375	1.00
Class Y	26,190,282	26,190,329	1.00
Class Z	19,816,215	19,816,218	1.00
RiverSource Disciplined Small and Mid Cap Equity
Class A	9,570,996	1,291,322	7.41
Class B	586,284	81,313	7.21
Class C	205,141	28,435	7.21
Class I	27,121,153	3,643,387	7.44
Class R4	8,952	1,206	7.42
Class W	104,872,014	14,205,922	7.38
RiverSource Disciplined Small Cap Value
Class A	3,483,311	441,264	7.89
Class B	141,730	18,276	7.75
Class C	120,243	15,510	7.75
Class I	47,679,790	6,023,250	7.92
Class R	3,587	455	7.88
Class R3	5,300	672	7.89
Class R4	7,899	1,000	7.90
Class R5	3,599	455	7.91

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending August 31
Columbia Diversified Bond
Class A	$3,258,076,487	642,678,449	$5.07
Class B	116,363,532	22,963,835	5.07
Class C	61,700,918	12,168,343	5.07
Class I	1,021,032,051	201,137,653	5.08
Class R2	1,040,372	204,835	5.08
Class R3	11,200	2,207	5.07
Class R4	74,983,846	14,807,342	5.06
Class R5	237,004	46,821	5.06
Class W	525,188,670	103,547,472	5.07
Columbia Minnesota Tax-Exempt
Class A	329,334,780	60,200,883	5.47
Class B	5,767,557	1,053,321	5.48
Class C	20,225,454	3,696,926	5.47
RiverSource California Tax-Exempt
Class A	150,279,608	29,127,363	5.16
Class B	1,787,095	346,584	5.16
Class C	3,499,880	677,462	5.17
RiverSource New York Tax-Exempt
Class A	52,428,136	10,220,753	5.13
Class B	1,330,181	259,423	5.13
Class C	1,038,696	202,525	5.13
For funds with fiscal period ending September 30
Columbia Diversified Equity Income
Class A	3,516,947,647	423,238,665	8.31
Class B	377,652,270	45,345,973	8.33
Class C	72,371,930	8,719,127	8.30
Class I	212,064,386	25,537,767	8.30
Class R	8,271,071	998,943	8.28
Class R3	110,247,680	13,285,646	8.30
Class R4	197,976,509	23,806,751	8.32
Class R5	53,334,196	6,415,412	8.31
Class W	3,002	361	8.32
Columbia Large Growth Quantitative
Class A	274,023,730	36,524,683	7.50
Class B	3,579,138	481,472	7.43
Class C	1,561,360	210,004	7.43
Class I	206,056,085	27,238,022	7.57
Class R	7,533	1,000	7.53
Class R3	7,539	1,000	7.54
Class R4	7,730	1,025	7.54
Class R5	7,561	1,000	7.56
Class W	188,126,122	25,003,227	7.52
Columbia Large Value Quantitative
Class A	1,434,098	184,422	7.78
Class B	57,553	7,464	7.71
Class C	27,275	3,524	7.74
Class I	60,019,450	7,688,355	7.81
Class R	7,766	1,000	7.77
Class R3	7,779	1,000	7.78
Class R4	13,843	1,776	7.79
Class R5	7,804	1,000	7.80
Class W	237,104,669	30,469,778	7.78

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Mid Cap Value Opportunity
Class A	$1,351,336,081	219,846,167	$6.15
Class B	104,322,229	17,668,539	5.90
Class C	41,952,034	7,101,337	5.91
Class I	44,213,966	7,069,592	6.25
Class R	15,826,707	2,592,379	6.11
Class R3	46,598,913	7,595,392	6.14
Class R4	337,592,770	54,533,230	6.19
Class R5	133,143,010	21,466,665	6.20
Class W	3,138	506	6.20
Columbia Strategic Allocation
Class A	1,122,673,319	133,009,047	8.44
Class B	115,318,212	13,795,868	8.36
Class C	46,514,897	5,592,862	8.32
Class I	3,660	434	8.43
Class R	3,660	434	8.43
Class R3	3,660	434	8.43
Class R4	1,219,103	144,213	8.45
Class R5	3,660	434	8.43
RiverSource Balanced
Class A	567,386,530	64,566,373	8.79
Class B	17,661,853	2,021,254	8.74
Class C	9,454,482	1,084,116	8.72
Class R	119,765	13,638	8.78
Class R4	45,391,810	5,164,844	8.79
Class R5	10,692	1,217	8.79
RiverSource Strategic Income Allocation
Class A	255,190,331	26,582,876	9.60
Class B	25,702,531	2,676,844	9.60
Class C	13,328,854	1,389,310	9.59
Class R	5,157	537	9.60
Class R3	5,157	537	9.60
Class R4	68,365	7,124	9.60
Class R5	5,157	537	9.60
Seligman California Municipal High-Yield
Class A	31,142,713	4,653,633	6.69
Class C	6,162,106	919,720	6.70
Seligman California Municipal Quality
Class A	40,319,393	6,023,523	6.69
Class C	3,514,624	527,353	6.66
Seligman Minnesota Municipal
Class A	71,247,393	9,145,572	7.79
Class C	1,407,064	180,200	7.81
Seligman National Municipal
Class A	665,767,573	82,031,969	8.12
Class C	36,644,916	4,493,860	8.15
Seligman New York Municipal
Class A	76,943,770	9,243,243	8.32
Class C	8,196,244	982,659	8.34
Seligman TargETFund 2015
Class A	12,869,269	1,940,646	6.63
Class C	12,264,632	1,882,061	6.52
Class R	1,495,666	226,740	6.60
Class R5	25,221	3,765	6.70

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman TargETFund 2025
Class A	$17,518,203	2,562,329	$6.84
Class C	13,402,662	2,002,910	6.69
Class R	3,182,793	469,091	6.79
Class R5	245,363	35,571	6.90
Seligman TargETFund 2035
Class A	5,955,957	840,606	7.09
Class C	2,414,707	346,244	6.97
Class R	1,481,321	209,743	7.06
Class R5	7,946	1,115	7.13
Seligman TargETFund 2045
Class A	3,216,301	455,251	7.06
Class C	882,294	126,804	6.96
Class R	523,492	74,309	7.04
Class R5	17,878	2,516	7.11
Seligman TargETFund Core
Class A	20,084,624	3,119,620	6.44
Class C	28,956,029	4,495,509	6.44
Class R	9,547,700	1,483,888	6.43
Class R5	105,101	16,332	6.44
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income
Class A	114,237,775	11,504,415	9.93
Class B	2,026,053	205,708	9.85
Class C	7,609,307	773,530	9.84
Class I	28,925,560	2,899,043	9.98
Class R4	9,944	1,000	9.94
Class R5	9,397	942	9.98
Class W	86,999,758	8,768,011	9.92
Columbia Asia Pacific ex-Japan
Class R5	53,643,171	4,698,479	11.42
Columbia Emerging Markets Bond
Class A	32,726,471	3,161,305	10.35
Class B	2,419,853	234,037	10.34
Class C	722,068	69,939	10.32
Class I	106,358,547	10,273,954	10.35
Class R4	23,156	2,238	10.35
Class W	117,037,431	11,319,382	10.34
Columbia Emerging Markets Opportunity
Class A	416,296,725	53,776,169	7.74
Class B	38,489,191	5,601,155	6.87
Class C	32,757,231	4,756,330	6.89
Class I	68,977,761	8,575,621	8.04
Class R	12,235,711	1,580,451	7.74
Class R4	1,186,515	147,397	8.05
Class R5	538,197	66,743	8.06
Columbia European Equity
Class A	64,717,075	13,311,370	4.86
Class B	6,123,682	1,268,930	4.83
Class C	1,156,669	240,707	4.81
Class I	6,487	1,336	4.86
Class R4	18,019	3,711	4.86

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Frontier
Class A	$23,379,805	2,848,890	$8.21
Class B	1,118,495	169,585	6.60
Class C	8,899,070	1,342,806	6.63
Class I	999,800	114,806	8.71
Class R	81,518	10,109	8.06
Class R3	5,027	623	8.07
Class R4	9,819	1,128	8.70
Class R5	625,564	71,840	8.71
Columbia Global Bond
Class A	252,772,959	35,605,039	7.10
Class B	29,976,819	4,198,213	7.14
Class C	5,556,941	784,634	7.08
Class I	169,716,515	23,886,385	7.11
Class R4	168,713	23,740	7.11
Class W	60,278,436	8,500,017	7.09
Columbia Global Equity
Class A	394,510,625	64,353,725	6.13
Class B	33,008,877	5,717,899	5.77
Class C	10,570,042	1,851,492	5.71
Class I	32,596,470	5,289,556	6.16
Class R	46,070	7,498	6.14
Class R3	3,897	634	6.15
Class R4	6,058,555	980,165	6.18
Class R5	17,622	2,861	6.16
Class W	3,934	639	6.16
Columbia Global Extended Alpha
Class A	2,647,582	150,018	17.65
Class B	258,403	14,788	17.47
Class C	125,035	7,154	17.48
Class I	4,366,888	246,500	17.72
Class R	8,780	500	17.56
Class R3	8,808	500	17.62
Class R4	59,122	3,345	17.67
Class R5	8,852	500	17.70
Columbia Multi-Advisor International Value
Class A	710,323,385	125,309,364	5.67
Class B	80,458,495	15,117,302	5.32
Class C	10,917,260	2,057,531	5.31
Class I	182,888,529	31,357,443	5.83
Class R4	493,430	85,118	5.80
Columbia Seligman Global Technology
Class A	325,789,863	19,750,519	16.50
Class B	21,966,464	1,541,875	14.25
Class C	69,848,512	4,900,053	14.25
Class I	23,827,145	1,442,107	16.52
Class R	5,131,007	315,762	16.25
Class R3	5,301	326	16.26
Class R4	289,226	17,518	16.51
Class R5	5,304	321	16.52

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Disciplined International Equity
Class A	$49,044,997	7,030,588	$6.98
Class B	7,031,214	1,021,394	6.88
Class C	1,094,910	159,170	6.88
Class I	126,948,273	18,085,070	7.02
Class R	3,525	509	6.93
Class R3	3,530	509	6.94
Class R4	69,728	9,972	6.99
Class R5	3,546	509	6.97
Class W	282,912,809	40,530,503	6.98
RiverSource Partners International Select Growth
Class A	181,148,068	31,216,716	5.80
Class B	24,733,743	4,433,114	5.58
Class C	9,527,501	1,710,456	5.57
Class I	191,323,369	32,651,792	5.86
Class R	122,389	21,139	5.79
Class R4	489,252	84,049	5.82
Class R5	938,080	159,892	5.87
RiverSource Partners International Small Cap
Class A	25,159,619	4,951,093	5.08
Class B	4,125,636	846,784	4.87
Class C	486,947	100,059	4.87
Class I	31,466,684	6,079,010	5.18
Class R4	401,664	78,176	5.14
Threadneedle Global Equity Income
Class A	21,078,520	2,483,415	8.49
Class B	2,067,434	244,105	8.47
Class C	449,282	53,062	8.47
Class I	4,190,596	493,000	8.50
Class R	8,493	1,000	8.49
Class R3	8,495	1,000	8.50
Class R4	10,456	1,230	8.50
Class R5	8,499	1,000	8.50
Threadneedle International Opportunity
Class A	257,909,909	33,503,026	7.70
Class B	20,431,810	2,710,581	7.54
Class C	6,942,369	936,735	7.41
Class I	116,826,749	15,026,177	7.77
Class R	1,110,150	142,157	7.81
Class R3	3,876	496	7.81
Class R4	226,706	28,868	7.85
Class R5	3,890	496	7.84
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond
Class A	645,167,080	173,557,831	3.72
Class B	14,670,642	3,944,081	3.72
Class C	8,445,704	2,271,237	3.72
Columbia Mid Cap Growth Opportunity
Class A	553,923,464	64,580,896	8.58
Class B	50,253,513	7,048,364	7.13
Class C	7,874,750	1,103,661	7.14
Class I	71,139,006	7,877,330	9.03
Class R4	4,055,434	458,745	8.84
RiverSource Intermediate Tax-Exempt
Class A	84,077,384	15,978,559	5.26
Class B	3,518,592	669,458	5.26
Class C	4,753,140	904,158	5.26

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Tax-Exempt High Income
Class A	$2,233,824,301	533,202,685	$4.19
Class B	37,295,962	8,910,422	4.19
Class C	15,135,314	3,611,273	4.19
For funds with fiscal period ending December 31
Columbia Government Money Market
Class A	89,878,036	89,888,902	1.00
Class B	4,745,466	4,744,006	1.00
Class C	13,538,936	13,518,927	1.00
Class R	3,134,050	3,134,336	1.00
Class R5	128,883	128,873	1.00
Columbia Select Large-Cap Value
Class A	202,826,281	16,478,708	12.31
Class B	5,889,617	506,900	11.62
Class C	40,629,661	3,493,324	11.63
Class I	23,869,523	1,894,164	12.60
Class R	8,288,348	679,748	12.19
Class R3	5,402	443	12.19
Class R4	5,412	430	12.59
Class R5	718,316	56,928	12.62
Columbia Select Smaller-Cap Value
Class A	221,181,372	17,565,526	12.59
Class B	26,499,678	2,376,033	11.15
Class C	46,625,791	4,175,990	11.17
Class I	6,299,696	471,820	13.35
Class R	10,777,562	872,458	12.35
Class R3	5,568	450	12.37
Class R4	41,632	3,122	13.34
Class R5	1,807,541	135,374	13.35
Columbia Seligman Communications and Information
Class A	2,788,834,356	71,908,305	38.78
Class B	106,645,895	3,289,023	32.42
Class C	694,889,021	21,418,226	32.44
Class I	39,507,415	980,688	40.29
Class R	37,012,489	971,801	38.09
Class R3	16,436	431	38.13
Class R4	7,565	188	40.24
Class R5	14,853,268	368,766	40.28
RiverSource LaSalle Global Real Estate
Class A	3,954,525	1,131,585	3.49
Class C	3,230,557	928,401	3.48
Class I	5,868,744	1,675,386	3.50
Class R	65,688	18,792	3.50
Class R3	5,971	1,706	3.50
Class R4	7,004	2,001	3.50
Class R5	1,356,462	387,086	3.50
RiverSource LaSalle Monthly Dividend Real Estate
Class A	6,537,789	1,804,866	3.62
Class B	2,419,442	668,153	3.62
Class C	10,283,911	2,841,350	3.62
Class I	1,709,431	471,537	3.63
Class R	3,927,576	1,088,654	3.61
Class R3	6,521	1,805	3.61
Class R4	16,991	4,682	3.63
Class R5	1,357,398	375,009	3.62

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman Capital
Class A	$157,108,911	7,820,630	$20.09
Class B	5,955,476	365,780	16.28
Class C	45,861,279	2,809,562	16.32
Class I	12,192,369	581,385	20.97
Class R	10,324,166	520,475	19.84
Class R3	5,618	283	19.85
Class R4	5,632	269	20.94
Class R5	1,754,570	83,689	20.97
Seligman Growth
Class A	1,243,927,994	305,941,924	4.07
Class B	97,446,493	30,519,910	3.19
Class C	32,821,061	10,276,754	3.19
Class I	238,196,380	56,595,677	4.21
Class R	1,088,235	272,087	4.00
Class R3	6,400	1,597	4.01
Class R4	31,688,383	7,529,168	4.21
Class R5	420,125	99,877	4.21

*	Effective Sept. 7, 2010, Class R2 was renamed as Class R.
**	Effective Sept. 7, 2010, Class D was renamed as Class A and Class E was renamed as Class Z.

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security’s percentage of the market value of the fund’s portfolio as of month-end.

•

For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security’s percentage of the market value of the fund’s portfolio as of calendar quarter-end.

•

For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC’s website within sixty (60) days of the end of a fund’s fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percent of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, sub-custodians, the funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by each fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements:

In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Bitlathe	Website support for fund performance disclosure	Monthly
BlackRock, Inc.	For providing trading operations and portfolio management support.	Daily
Bloomberg, L.P.	For independent research of funds. Sent monthly, approximately 30 days after month end.	Monthly
Bowne & Co.	For printing of proxies and annual updates to prospectuses and SAIs.	As needed
Cenveo, Inc.	For printing of prospectuses, supplements, SAIs and shareholder reports.	As needed
Factset Research Systems	For provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	For evaluation and assessment of trading activity, execution and practices by the investment manager.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities	Daily
Morningstar, Inc.	For independent research and ranking of funds. Sent monthly, approximately 25 days after month end.	Monthly
RiskMetrics Group (formerly Institutional Shareholder Services)	Proxy voting administration and research on proxy matters.	Daily
Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds’ investment manager and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, Columbia Management, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other funds in the Fund Family (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

		Sales charge(a) as a percentage of:
Fund category	Total market value	Public offering price(b)	Net amount invested
Balanced, Equity, Fund-of-funds – equity*	$0 – $49,999	5.75%	6.10%
	$50,000 – $99,999	4.50%	4.71%
	$100,000 – $249,999	3.50%	3.63%
	$250,000 – $499,999	2.50%	2.56%
	$500,000 – $999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
	$0 – $49,999	4.75%	4.99%
	$50,000 – $99,999	4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999	3.50%	3.63%
	$250,000 – $499,999	2.50%	2.56%
	$500,000 – $999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%
	$100,000 – $249,999	2.50%	2.56%
	$250,000 – $499,999	2.00%	2.04%
	$500,000 – $999,999	1.50%	1.52%
	$1,000,000 or more(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(b)	Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$9.76	0.9525	$10.25
Columbia Income Builder Fund II	9.47	0.9525	9.94
Columbia Income Builder Fund III	9.44	0.9525	9.91
Columbia Portfolio Builder Aggressive	8.62	0.9425	9.15
Columbia Portfolio Builder Conservative	9.77	0.9525	10.26
Columbia Portfolio Builder Moderate	9.46	0.9425	10.04
Columbia Portfolio Builder Moderate Aggressive	9.03	0.9425	9.58
Columbia Portfolio Builder Moderate Conservative	9.61	0.9525	10.09
Columbia Portfolio Builder Total Equity	8.20	0.9425	8.70
RiverSource S&P 500 Index (for Class D, now known as Class A)	3.55	No sales charge	3.55
RiverSource Small Company Index	3.90	0.9425	4.14
For funds with fiscal period ending March 31
Columbia Equity Value	9.63	0.9425	10.22
RiverSource Precious Metals and Mining	12.22	0.9425	12.97
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	15.27	0.9425	16.20
Columbia Recovery and Infrastructure	19.66	0.9425	20.86
Columbia Retirement Plus 2010	8.53	0.9425	9.05
Columbia Retirement Plus 2015	8.53	0.9425	9.05
Columbia Retirement Plus 2020	8.06	0.9425	8.55
Columbia Retirement Plus 2025	8.06	0.9425	8.55
Columbia Retirement Plus 2030	8.08	0.9425	8.57
Columbia Retirement Plus 2035	7.99	0.9425	8.48
Columbia Retirement Plus 2040	7.77	0.9425	8.24
Columbia Retirement Plus 2045	7.93	0.9425	8.41

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending May 31
Columbia High Yield Bond	2.61	0.9525	2.74
Columbia Multi-Advisor Small Cap Value	4.91	0.9425	5.21
Columbia U.S. Government Mortgage	5.16	0.9525	5.42
RiverSource Partners Fundamental Value	4.36	0.9425	4.63
RiverSource Short Duration U.S. Government	4.75	0.9700	4.90
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	6.31	0.9425	6.69
RiverSource Real Estate	9.23	0.9425	9.79
For funds with fiscal period ending July 31
Columbia Floating Rate	8.54	0.9700	8.80
Columbia Income Opportunities	9.72	0.9525	10.20
Columbia Inflation Protected Securities	10.36	0.9700	10.68
Columbia Large Core Quantitative	4.74	0.9425	5.03
Columbia Limited Duration Credit	9.94	0.9700	10.25
Columbia Money Market	1.00	No sales charge	1.00
RiverSource Disciplined Small and Mid Cap Equity	7.41	0.9425	7.86
RiverSource Disciplined Small Cap Value	7.89	0.9425	8.37
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.07	0.9525	5.32
Columbia Minnesota Tax-Exempt	5.47	0.9525	5.74
RiverSource California Tax-Exempt	5.16	0.9525	5.42
RiverSource New York Tax-Exempt	5.13	0.9525	5.39
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	8.31	0.9425	8.82
Columbia Large Growth Quantitative	7.50	0.9425	7.96
Columbia Large Value Quantitative	7.78	0.9425	8.25
Columbia Mid Cap Value Opportunity	6.15	0.9425	6.53
Columbia Strategic Allocation	8.44	0.9425	8.95
RiverSource Balanced	8.79	0.9425	9.33
RiverSource Strategic Income Allocation	9.60	0.9525	10.08
Seligman California Municipal High-Yield	6.69	0.9525	7.02
Seligman California Municipal Quality	6.69	0.9525	7.02
Seligman Minnesota Municipal	7.79	0.9525	8.18
Seligman National Municipal	8.12	0.9525	8.52
Seligman New York Municipal	8.32	0.9525	8.73
Seligman TargETFund 2015	6.63	0.9425	7.03
Seligman TargETFund 2025	6.84	0.9425	7.26
Seligman TargETFund 2035	7.09	0.9425	7.52
Seligman TargETFund 2045	7.06	0.9425	7.49
Seligman TargETFund Core	6.44	0.9425	6.83

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	9.93	0.9700	10.24
Columbia Asia Pacific ex-Japan (for Class R5)	11.42	N/A	N/A
Columbia Emerging Markets Bond	10.35	0.9525	10.87
Columbia Emerging Markets Opportunity	7.74	0.9425	8.21
Columbia European Equity	4.86	0.9425	5.16
Columbia Frontier	8.21	0.9425	8.71
Columbia Global Bond	7.10	0.9525	7.45
Columbia Global Equity	6.13	0.9425	6.50
Columbia Global Extended Alpha	17.65	0.9425	18.73
Columbia Multi-Advisor International Value	5.67	0.9425	6.02
Columbia Seligman Global Technology	16.50	0.9425	17.51
RiverSource Disciplined International Equity	6.98	0.9425	7.41
RiverSource Partners International Select Growth	5.80	0.9425	6.15
RiverSource Partners International Small Cap	5.08	0.9425	5.39
Threadneedle Global Equity Income	8.49	0.9425	9.01
Threadneedle International Opportunity	7.70	0.9425	8.17
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3.72	0.9525	3.91
Columbia Mid Cap Growth Opportunity	8.58	0.9425	9.10
RiverSource Intermediate Tax-Exempt	5.26	0.9700	5.42
RiverSource Tax-Exempt High Income	4.19	0.9525	4.40
For funds with fiscal period ending December 31
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Select Large-Cap Value	12.31	0.9425	13.06
Columbia Select Smaller-Cap Value	12.59	0.9425	13.36
Columbia Seligman Communications and Information	38.78	0.9425	41.15
RiverSource LaSalle Global Real Estate	3.49	0.9425	3.70
RiverSource LaSalle Monthly Dividend Real Estate	3.62	0.9425	3.84
Seligman Capital	20.09	0.9425	21.32
Seligman Growth	4.07	0.9425	4.32

Class A — Statement or Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares

Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares. Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•

participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•

plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus’s (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

•

to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•

to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•

any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares. The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•

after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•

for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•

in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class B Shares — Closed

The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

•

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities

Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•

of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•

of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

•	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

•	selling under an approved substantially equal periodic payment arrangement.

•

of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.
**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares

Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares

Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related free). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares (formerly Class R2 shares)

Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares will be closed to new investors as of the close of business on Dec. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Class W Shares

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares

Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

Fund	Total Capital Loss Carryovers
		Amount Expiring in
		2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$19,447,298	$0	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$644,138
Columbia Income Builder Fund II	$59,928,714	$0	$0	$0	$0	$0	$0	$7,376,558	$51,037,474	$1,514,682
Columbia Income Builder Fund III	$37,439,030	$0	$0	$0	$0	$0	$0	$5,920,892	$31,518,138	$0
Columbia Portfolio Builder Aggressive	$37,879,654	$0	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$3,029,011
Columbia Portfolio Builder Conservative	$4,428,658	$0	$0	$0	$0	$0	$0	$0	$4,265,389	$163,269
Columbia Portfolio Builder Moderate	$48,604,696	$0	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,248,458
Columbia Portfolio Builder Moderate Aggressive	$68,142,574	$0	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$5,364,448
Columbia Portfolio Builder Moderate Conservative	$17,455,318	$0	$0	$0	$0	$0	$0	$1,062,939	$15,811,121	$581,258
Columbia Portfolio Builder Total Equity	$42,147,214	$0	$0	$0	$0	$0	$0	$7,784,164	$30,165,767	$4,197,283
RiverSource S&P 500 Index	$4,733,437	$0	$0	$1,980,165	$235,890	$66,065	$0	$0	$2,105,466	$345,851
RiverSource Small Company Index	$43,209,451	$0	$0	$0	$0	$0	$0	$0	$41,195,692	$2,013,759
For funds with fiscal period ending March 31
Columbia Equity Value	$133,819,916	$0	$0	$0	$0	$0	$96,368	$40,190,239	$93,533,309	$0
RiverSource Precious Metals and Mining	$14,911,599	$0	$0	$0	$0	$0	$0	$14,911,599	$0	$0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$11,229,719	$0	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$0
Columbia Recovery and Infrastructure	$0	—	—	—	—	—	—	—	—	—
Columbia Retirement Plus 2010	$3,454,336	$0	$0	$0	$0	$0	$0	$428,181	$2,827,856	$198,299
Columbia Retirement Plus 2015	$4,269,531	$0	$0	$0	$0	$0	$0	$704,342	$3,055,770	$509,419
Columbia Retirement Plus 2020	$5,656,636	$0	$0	$0	$0	$0	$0	$502,050	$4,705,880	$448,706
Columbia Retirement Plus 2025	$4,543,260	$0	$0	$0	$0	$0	$0	$662,473	$3,488,786	$392,001
Columbia Retirement Plus 2030	$4,050,556	$0	$0	$0	$0	$0	$0	$623,603	$2,895,797	$531,156
Columbia Retirement Plus 2035	$1,679,848	$0	$0	$0	$0	$0	$0	$312,553	$1,217,126	$150,169
Columbia Retirement Plus 2040	$955,784	$0	$0	$0	$0	$0	$0	$370,260	$565,348	$20,176
Columbia Retirement Plus 2045	$468,723	$0	$0	$0	$0	$0	$0	$84,212	$248,395	$136,116

Fund	Total Capital Loss Carryovers
		Amount Expiring in
		2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending May 31
Columbia High Yield Bond	$815,795,304	$552,664,309	$0	$0	$19,078,058	$0	$9,388,877	$179,604,128	$55,059,932	$0
Columbia Multi-Advisor Small Cap Value	$66,320,839	$0	$0	$0	$0	$0	$0	$20,926,946	$45,393,893	$0
Columbia U.S. Government Mortgage	$12,077,144	$0	$0	$0	$0	$0	$0	$410,120	$11,667,024	$0
RiverSource Partners Fundamental Value	$113,804,431	$0	$0	$0	$0	$0	$0	$26,053,833	$82,755,092	$4,995,506
RiverSource Short Duration U.S. Government	$93,995,687	$0	$1,261,719	$38,180,597	$22,499,962	$9,579,187	$0	$3,846,817	$18,627,405	$0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	$573,711,900	$343,927,468	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$27,036,936
RiverSource Real Estate	$45,007,629	$0	$0	$0	$0	$0	$0	$1,114,883	$43,892,746	$0
For funds with fiscal period ending July 31
Columbia Floating Rate	$69,735,278	$0	$0	$0	$0	$33,562	$3,488,601	$29,093,899	$35,393,394	$1,725,822
Columbia Income Opportunities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Inflation Protected Securities	$17,202,378	$0	$0	$0	$0	$0	$0	$8,424,851	$8,777,527	$0
Columbia Large Core Quantitative	$2,641,007,182	$0	$0	$0	$0	$0	$420,044,596	$1,377,208,066	$628,476,902	$215,277,618
Columbia Limited Duration Credit	$9,271,761	$0	$0	$0	$0	$2,206,552	$0	$825,807	$4,896,866	$1,342,536
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
RiverSource Disciplined Small and Mid Cap Equity	$7,615,730	$0	$0	$0	$0	$0	$0	$7,615,730	$0	$0
RiverSource Disciplined Small Cap Value	$6,228,634	$0	$0	$0	$0	$0	$0	$6,228,634	$0	$0
For funds with fiscal period ending August 31
Columbia Diversified Bond	$22,648,830	$0	$5,227,159	$3,354,885	$10,357,129	$0	$0	$3,709,657	$0	$0
Columbia Minnesota Tax-Exempt	$173,241	$0	$0	$0	$0	$0	$0	$173,241	$0	$0
RiverSource California Tax-Exempt	$2,029,072	$0	$0	$0	$0	$0	$359,905	$1,247,347	$421,820	$0
RiverSource New York Tax-Exempt	$643,568	$0	$0	$0	$0	$0	$3,664	$341,015	$298,889	$0

		2010	2011	2012	2013	2014	2015	2016	2017	2018
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$1,110,095,393	$0	$0	$0	$0	$0	$0	$0	$46,346,713	$1,063,748,680
Columbia Large Growth Quantitative	$41,243,744	$0	$0	$0	$0	$0	$0	$0	$14,271,533	$26,972,211
Columbia Large Value Quantitative	$0	—	—	—	—	—	—	—	—	—
Columbia Mid Cap Value Opportunity	$566,727,070	$0	$0	$0	$0	$0	$0	$0	$47,902,744	$518,824,326
Columbia Strategic Allocation	$346,850,712	$0	$0	$0	$0	$0	$0	$0	$21,514,298	$325,336,414
RiverSource Balanced	$888,451,981	$294,910,142	$368,676,980	$24,886,878	$0	$0	$8,027,521	$22,923,709	$38,698,637	$130,328,114
RiverSource Strategic Income Allocation	$11,336,901	$0	$0	$0	$0	$0	$0	$0	$631,381	$10,705,520
Seligman California Municipal High-Yield	$0	—	—	—	—	—	—	—	—	—
Seligman California Municipal Quality	$0	—	—	—	—	—	—	—	—	—
Seligman Minnesota Municipal	$0	—	—	—	—	—	—	—	—	—
Seligman National Municipal	$2,099,958	$996,330	$0	$505,484	$0	$0	$0	$598,144	$0	$0
Seligman New York Municipal	$0	—	—	—	—	—	—	—	—	—
Seligman TargETFund 2015	$7,102,014	$0	$0	$0	$0	$0	$0	$0	$1,531,175	$5,570,839
Seligman TargETFund 2025	$1,803,909	$0	$0	$0	$0	$0	$0	$0	$158,889	$1,645,020
Seligman TargETFund 2035	$256,357	$0	$0	$0	$0	$0	$0	$0	$40,056	$216,301
Seligman TargETFund 2045	$541,844	$0	$0	$0	$0	$0	$0	$0	$25,322	$516,522
Seligman TargETFund Core	$12,588,348	$0	$0	$0	$0	$0	$0	$0	$901,259	$11,687,089

Fund	Total Capital Loss Carryovers
		Amount Expiring in
		2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$5,945,153	$0	$0	$0	$0	$0	$0	$0	$5,945,153	$0
Columbia Asia Pacific ex-Japan	$0	—	—	—	—	—	—	—	—	—
Columbia Emerging Markets Bond	$17,157,025	$0	$0	$0	$0	$0	$0	$2,399,388	$14,757,637	$0
Columbia Emerging Markets Opportunity	$98,672,638	$0	$0	$0	$0	$0	$0	$28,498,591	$70,174,047	$0
Columbia European Equity	$44,533,168	$16,514,517	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0
Columbia Frontier	$8,888,714	$0	$0	$0	$0	$0	$0	$1,048,243	$7,840,471	$0
Columbia Global Bond	$15,099,745	$3,665,049	$0	$0	$0	$498,771	$0	$2,328,738	$8,607,187	$0
Columbia Global Equity	$339,519,748	$143,688,441	$30,509,951	$0	$0	$0	$2,715,902	$62,625,028	$99,980,426	$0
Columbia Global Extended Alpha	$1,407,944	$0	$0	$0	$0	$0	$0	$577,229	$830,715	$0
Columbia Multi-Advisor International Value	$340,858,587	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$0
Columbia Seligman Global Technology	$294,571,144	$193,291,798	$17,073,210	$0	$0	$0	$17,310,562	$37,526,708	$29,368,866	$0
RiverSource Disciplined International Equity	$285,672,442	$0	$0	$0	$0	$0	$0	$23,521,188	$262,151,254	$0
RiverSource Partners International Select Growth	$185,090,340	$0	$0	$0	$0	$0	$823,328	$67,466,960	$116,800,052	$0
RiverSource Partners International Small Cap	$36,130,012	$0	$0	$0	$0	$0	$0	$16,740,416	$19,389,596	$0
Threadneedle Global Equity Income	$1,477,274	$0	$0	$0	$0	$0	$0	$182,867	$1,294,407	$0
Threadneedle International Opportunity	$204,715,335	$59,231,998	$38,262,972	$0	$0	$0	$0	$12,069,463	$95,150,902	$0
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	$66,514,603	$0	$0	$0	$0	$0	$0	$20,714,703	$45,799,900	$0
Columbia AMT-Free Tax-Exempt Bond	$18,155,779	$0	$0	$0	$0	$729,269	$0	$9,046,561	$8,379,949	$0
RiverSource Tax-Exempt High Income	$88,820,109	$0	$0	$0	$0	$0	$0	$30,950,938	$57,869,171	$0
RiverSource Intermediate Tax-Exempt	$704,163	$0	$0	$0	$0	$177,579	$0	$361,418	$165,166	$0
For funds with fiscal period ending December 31
Columbia Government Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Select Large-Cap Value	$3,224,311	$0	$0	$0	$0	$0	$0	$0	$0	$3,224,311
Columbia Select Smaller-Cap Value	$153,343,213	$0	$0	$0	$0	$0	$22,627,649	$115,478,130	$15,237,434	$0
Columbia Seligman Communications and Information	$207,486,080	$0	$12,308,398	$0	$0	$0	$0	$97,889,818	$97,287,864	$0
RiverSource LaSalle Global Real Estate	$16,375,351	$0	$0	$0	$0	$0	$585,168	$5,289,122	$9,426,119	$1,074,942
RiverSource LaSalle Monthly Dividend Real Estate	$40,689,222	$0	$0	$0	$0	$0	$0	$14,370,083	$26,294,548	$24,591
Seligman Capital	$176,270,293	$50,722,077	$0	$0	$0	$0	$0	$63,824,881	$60,299,879	$1,423,456
Seligman Growth	$1,416,163,210	$234,134,706	$0	$0	$0	$0	$107,614,532	$1,048,921,057	$25,492,915	$0

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Income Builder Fund	20.79%	23.21%
Columbia Income Builder Fund II	19.04	22.16
Columbia Income Builder Fund III	13.81	17.15
Columbia Portfolio Builder Aggressive	60.55	90.45
Columbia Portfolio Builder Conservative	100.00	100.00
Columbia Portfolio Builder Moderate	27.70	41.29
Columbia Portfolio Builder Moderate Aggressive	43.07	64.31
Columbia Portfolio Builder Moderate Conservative	18.56	27.43
Columbia Portfolio Builder Total Equity	91.77	100.00
RiverSource S&P 500 Index	100.00	100.00
RiverSource Small Company Index	100.00	100.00
For funds with fiscal period ending March 31
Columbia Equity Value	100.00	100.00
RiverSource Precious Metals and Mining	5.22	20.29
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	100.00	100.00
Columbia Recovery and Infrastructure	35.61	42.61
Columbia Retirement Plus 2010	45.41	50.54
Columbia Retirement Plus 2015	47.80	54.77
Columbia Retirement Plus 2020	53.80	62.70
Columbia Retirement Plus 2025	60.75	70.54
Columbia Retirement Plus 2030	61.11	70.71
Columbia Retirement Plus 2035	60.82	70.52
Columbia Retirement Plus 2040	61.81	71.38
Columbia Retirement Plus 2045	67.54	77.42

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Columbia High Yield Bond	0%	0%
Columbia Multi-Advisor Small Cap Value	0	0
Columbia U.S. Government Mortgage	0	0
RiverSource Partners Fundamental Value	100.00	100.00
RiverSource Short Duration U.S. Government	0	0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	91.83	100.00
RiverSource Real Estate	0.35	7.02
For funds with fiscal period ending July 31
Columbia Floating Rate	0.06	0.06
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0	0
Columbia Limited Duration Credit	0	0
Columbia Large Core Quantitative	100.00	100.00
Columbia Money Market	0	0
RiverSource Disciplined Small and Mid Cap Equity	100.00	100.00
RiverSource Disciplined Small Cap Value	100.00	100.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	0	0
Columbia Minnesota Tax-Exempt	0	0
RiverSource California Tax-Exempt	0	0
RiverSource New York Tax-Exempt	0	0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	100.00	100.00
Columbia Large Growth Quantitative	100.00	100.00
Columbia Large Value Quantitative	46.66	47.51
Columbia Mid Cap Value Opportunity	100.00	100.00
Columbia Strategic Allocation	85.51	94.62
RiverSource Balanced	58.23	67.65
RiverSource Strategic Income Allocation	0.31	1.00
Seligman California Municipal High-Yield	0	0
Seligman California Municipal Quality	0	0
Seligman Minnesota Municipal	0	0
Seligman National Municipal	0	0
Seligman New York Municipal	0	0
Seligman TargETFund 2015	53.63	87.73
Seligman TargETFund 2025	50.39	100.00
Seligman TargETFund 2035	48.74	100.00
Seligman TargETFund 2045	43.70	100.00
Seligman TargETFund Core	50.44	63.90

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0%	0%
Columbia Asia Pacific ex-Japan	0	53.84
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	0.27	81.67
Columbia European Equity	0	100.00
Columbia Frontier	0	0
Columbia Global Bond	0	0
Columbia Global Equity	77.49	100.00
Columbia Global Extended Alpha	0	0
Columbia Multi-Advisor International Value	2.08	100.00
Columbia Seligman Global Technology	0	0
RiverSource Disciplined International Equity	0.25	100.00
RiverSource Partners International Select Growth	2.04	100.00
RiverSource Partners International Small Cap	0	0
Threadneedle Global Equity Income	29.74	100.00
Threadneedle International Opportunity	0	100.00
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0	0
Columbia Mid Cap Growth Opportunity	0	0
RiverSource Intermediate Tax-Exempt	0	0
RiverSource Tax-Exempt High Income	0	0
For funds with fiscal period ending December 31
Columbia Government Money Market	0	0
Columbia Select Large-Cap Value	100.00	100.00
Columbia Select Smaller-Cap Value	0	100.00
Columbia Seligman Communications and Information	0	0
RiverSource LaSalle Global Real Estate	0	2.58
RiverSource LaSalle Monthly Dividend Real Estate	0	2.09
Seligman Capital	0	0
Seligman Growth	100.00	100.00

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Seligman TargETFunds. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of the Target Date Funds with Seligman TargETFund Core.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two funds ten or more years in the future, the Board of the Seligman TargETFunds will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining funds will be presented to shareholders for approval if such approval is required under applicable law.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, Columbia Management serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by the investment manager and with shareholders having previously approved a new investment management services agreement between the funds and the investment manager.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia 120/20 Contrarian Equity	First $	0.25	0.950%	0.950%
	Next $	0.25	0.930%
	Next $	0.50	0.910%
	Over $	1.0	0.890%
Columbia Absolute Return Currency and Income	First $	1.0	0.890%	0.890%
	Next $	1.0	0.865%
	Next $	1.0	0.840%
	Next $	3.0	0.815%
	Next $	1.5	0.790%
	Next $	1.5	0.775%
	Next $	1.0	0.770%
	Next $	5.0	0.760%
	Next $	5.0	0.750%
	Next $	4.0	0.740%
	Next $	26.0	0.720%
	Over $	50.0	0.700%
Columbia AMT-Free Tax-Exempt Bond	First $	1.0	0.410%	0.410%
	Next $	1.0	0.385%
	Next $	1.0	0.360%
	Next $	3.0	0.335%
	Next $	1.5	0.310%
	Next $	2.5	0.300%
	Next $	5.0	0.290%
	Next $	9.0	0.280%
	Next $	26.0	0.260%
	Over $	50.0	0.250%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Asia Pacific ex-Japan	First $	0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.800%
Columbia European Equity	Next $	0.25	0.775%	Columbia European Equity – 0.800%
Columbia Global Equity	Next $	0.25	0.750%	Columbia Global Equity – 0.788%
RiverSource Disciplined International Equity	Next $	0.25	0.725%	RiverSource Disciplined International Equity – 0.788%
Threadneedle Global Equity Income	Next $	1.0	0.700%	Threadneedle Global Equity Income – 0.800%
Threadneedle International Opportunity	Next $	5.5	0.675%	Threadneedle International Opportunity – 0.790%
	Next $	2.5	0.660%
	Next $	5.0	0.645%
	Next $	5.0	0.635%
	Next $	4.0	0.610%
	Next $	26.0	0.600%
	Over $	50.0	0.570%
Columbia Diversified Bond	First $	1.0	0.480%	Columbia Diversified Bond – 0.442%
Columbia Limited Duration Credit	Next $	1.0	0.455%	Columbia Limited Duration Credit – 0.480%
	Next $	1.0	0.430%
	Next $	3.0	0.405%
	Next $	1.5	0.380%
	Next $	1.5	0.365%
	Next $	1.0	0.360%
	Next $	5.0	0.350%
	Next $	5.0	0.340%
	Next $	4.0	0.330%
	Next $	26.0	0.310%
	Over $	50.0	0.290%
Columbia Diversified Equity Income	First $	1.0	0.600%	Columbia Diversified Equity Income – 0.558%
Columbia Large Core Quantitative	Next $	1.0	0.575%	Columbia Large Core Quantitative – 0.565%
Columbia Large Growth Quantitative	Next $	1.0	0.550%	Columbia Large Growth Quantitative – 0.600%
Columbia Large Value Quantitative	Next $	3.0	0.525%	Columbia Large Value Quantitative – 0.600%
	Next $	1.5	0.500%
	Next $	2.5	0.485%
	Next $	5.0	0.470%
	Next $	5.0	0.450%
	Next $	4.0	0.425%
	Next $	26.0	0.400%
	Over $	50.0	0.375%
Columbia Dividend Opportunity	First $	0.50	0.610%	0.542%
	Next $	0.50	0.585%
	Next $	1.0	0.560%
	Next $	1.0	0.535%
	Next $	3.0	0.510%
	Next $	4.0	0.480%
	Next $	5.0	0.470%
	Next $	5.0	0.450%
	Next $	4.0	0.425%
	Next $	26.0	0.400%
	Over $	50.0	0.375%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Emerging Markets Bond	First $	0.25	0.720%	Columbia Emerging Markets Bond – 0.719%
Columbia Global Bond	Next $	0.25	0.695%	Columbia Global Bond – 0.699%
	Next $	0.25	0.670%
	Next $	0.25	0.645%
	Next $	6.5	0.620%
	Next $	2.5	0.605%
	Next $	5.0	0.590%
	Next $	5.0	0.580%
	Next $	4.0	0.560%
	Next $	26.0	0.540%
	Over $	50.0	0.520%
Columbia Emerging Markets Opportunity	First $	0.25	1.100%	1.086%
	Next $	0.25	1.080%
	Next $	0.25	1.060%
	Next $	0.25	1.040%
	Next $	1.0	1.020%
	Next $	5.5	1.000%
	Next $	2.5	0.985%
	Next $	5.0	0.970%
	Net $	5.0	0.960%
	Next $	4.0	0.935%
	Next $	26.0	0.920%
	Over $	50.0	0.900%
Columbia Equity Value	First $	0.50	0.530%	0.521%
	Next $	0.50	0.505%
	Next $	1.0	0.480%
	Next $	1.0	0.455%
	Next $	3.0	0.430%
	Over $	6.0	0.400%
Columbia Floating Rate	First $	1.0	0.610%	0.610%
Columbia Income Opportunities	Next $	1.0	0.585%
	Next $	1.0	0.560%
	Next $	3.0	0.535%
	Next $	1.5	0.510%
	Next $	1.5	0.495%
	Next $	1.0	0.470%
	Next $	5.0	0.455%
	Next $	5.0	0.445%
	Next $	4.0	0.420%
	Next $	26.0	0.405%
	Over $	50.0	0.380%
Columbia Global Extended Alpha	First $	0.25	1.050%	1.050%
	Next $	0.25	1.030%
	Next $	0.50	1.010%
	Next $	1.0	0.990%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Government Money Market(a)	First $	1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $	0.5	0.313%	Columbia Money Market – 0.306%
	Next $	0.5	0.295%
	Next $	0.5	0.278%
	Next $	2.5	0.260%
	Next $	1.0	0.240%
	Next $	1.5	0.220%
	Next $	1.5	0.215%
	Next $	1.0	0.190%
	Next $	5.0	0.180%
	Next $	5.0	0.170%
	Next $	4.0	0.160%
	Over $	24.0	0.150%
Columbia High Yield Bond	First $	1.0	0.590%	0.580%
	Next $	1.0	0.565%
	Next $	1.0	0.540%
	Next $	3.0	0.515%
	Next $	1.5	0.490%
	Next $	1.5	0.475%
	Next $	1.0	0.450%
	Next $	5.0	0.435%
	Next $	5.0	0.425%
	Next $	4.0	0.400%
	Next $	26.0	0.385%
	Over $	50.0	0.360%
Columbia Income Builder Fund		N/A	N/A	N/A
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Inflation Protected Securities	First $	1.0	0.440%	0.440%
	Next $	1.0	0.415%
	Next $	1.0	0.390%
	Next $	3.0	0.365%
	Next $	1.5	0.340%
	Next $	1.5	0.325%
	Next $	1.0	0.320%
	Next $	5.0	0.310%
	Next $	5.0	0.300%
	Next $	4.0	0.290%
	Next $	26.0	0.270%
	Over $	50.0	0.250%
Columbia Mid Cap Growth Opportunity	First $	1.0	0.700%	0.700%
RiverSource Disciplined Small and Mid Cap Equity	Next $	1.0	0.675%
	Next $	1.0	0.650%
	Next $	3.0	0.625%
	Next $	1.5	0.600%
	Next $	2.5	0.575%
	Next $	5.0	0.550%
	Next $	9.0	0.525%
	Next $	26.0	0.500%
	Over $	50.0	0.475%
Columbia Mid Cap Value Opportunity	First $	1.0	0.700%	0.686%
	Next $	1.0	0.675%
	Next $	1.0	0.650%
	Next $	3.0	0.625%
	Next $	1.5	0.600%
	Next $	2.5	0.575%
	Next $	5.0	0.550%
	Next $	9.0	0.525%
	Next $	26.0	0.500%
	Over $	50.0	0.475%
Columbia Minnesota Tax-Exempt	First $	0.25	0.410%	Columbia Minnesota – 0.403%
RiverSource California Tax-Exempt	Next $	0.25	0.385%	RiverSource California – 0.410%
RiverSource New York Tax-Exempt	Next $	0.25	0.360%	RiverSource New York – 0.410%
	Next $	0.25	0.345%
	Next $	6.5	0.320%
	Next $	2.5	0.310%
	Next $	5.0	0.300%
	Next $	9.0	0.290%
	Next $	26.0	0.270%
	Over $	50.0	0.250%
Columbia Multi-Advisor International Value	First $	0.25	0.900%	0.863%
	Next $	0.25	0.875%
	Next $	0.25	0.850%
	Next $	0.25	0.825%
	Next $	1.0	0.800%
	Over $	2.0	0.775%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Columbia Multi-Advisor Small Cap Value	First $	0.25	0.970%	0.960%
	Next $	0.25	0.945%
	Next $	0.25	0.920%
	Next $	0.25	0.895%
	Over $	1.0	0.870%
Columbia Recovery and Infrastructure	First $	1.0	0.650%	0.650%
	Next $	1.0	0.600%
	Next $	4.0	0.550%
	Over $	6.0	0.500%
Columbia Select Large-Cap Value(b)	First $	0.5	0.755%	0.755%
	Next $	0.5	0.660%
	Over $	1.0	0.565%
Columbia Select Smaller-Cap Value(c)	First $	0.5	0.935%	0.935%
	Next $	0.5	0.840%
	Over $	1.0	0.745%
Columbia Seligman Communications and Information(d)	First $	3.0	0.855%	0.849%
	Next $	3.0	0.825%
	Over $	6.0	0.725%
Columbia Seligman Global Technology(e)	First $	2.0	0.950%	0.950%
	Next $	2.0	0.910%
	Over $	4.0	0.870%
Columbia Strategic Allocation	First $	1.0	0.570%	0.564%
	Next $	1.0	0.545%
	Next $	1.0	0.520%
	Next $	3.0	0.495%
	Next $	1.5	0.470%
	Next $	2.5	0.450%
	Next $	5.0	0.430%
	Next $	9.0	0.410%
	Over $	24.0	0.390%
Columbia U.S. Government Mortgage	First $	1.0	0.480%	0.480%
	Next $	1.0	0.455%
	Next $	1.0	0.430%
	Next $	3.0	0.405%
	Next $	1.5	0.380%
	Next $	1.5	0.365%
	Next $	1.0	0.360%
	Next $	5.0	0.350%
	Next $	5.0	0.340%
	Next $	4.0	0.330%
	Next $	26.0	0.310%
	Over $	50.0	0.290%
RiverSource Balanced	First $	1.0	0.530%	0.530%
	Next $	1.0	0.505%
	Next $	1.0	0.480%
	Next $	3.0	0.455%
	Next $	1.5	0.430%
	Next $	2.5	0.410%
	Next $	5.0	0.390%
	Next $	9.0	0.370%
	Over $	24.0	0.350%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
RiverSource Disciplined Small Cap Value	First $	0.25	0.850%	0.850%
	Next $	0.25	0.825%
	Next $	0.25	0.800%
	Next $	0.25	0.775%
	Next $	1.0	0.750%
	Over $	2.0	0.725%
RiverSource Intermediate Tax-Exempt	First $	1.0	0.390%	0.390%
	Next $	1.0	0.365%
	Next $	1.0	0.340%
	Next $	3.0	0.315%
	Next $	1.5	0.290%
	Next $	2.5	0.280%
	Next $	5.0	0.270%
	Next $	35.0	0.260%
	Over $	50.0	0.250%
RiverSource LaSalle Global Real Estate(f)		All	0.915%	0.915%
RiverSource LaSalle Monthly Dividend Real Estate(g)		All	0.855%	0.855%
RiverSource Partners Fundamental Value	First $	0.50	0.730%	0.728%
	Next $	0.50	0.705%
	Next $	1.0	0.680%
	Next $	1.0	0.655%
	Next $	3.0	0.630%
	Over $	6.0	0.600%
RiverSource Partners International Select Growth	First $	0.25	1.000%	0.990%
	Next $	0.25	0.975%
	Next $	0.25	0.950%
	Next $	0.25	0.925%
	Next $	1.0	0.900%
	Over $	2.0	0.875%
RiverSource Partners International Small Cap	First $	0.25	1.120%	1.120%
	Next $	0.25	1.095%
	Next $	0.25	1.070%
	Next $	0.25	1.045%
	Next $	1.0	1.020%
	Over $	2.0	0.995%
RiverSource Precious Metals and Mining	First $	0.25	0.800%	0.800%
	Next $	0.25	0.775%
	Next $	0.25	0.750%
	Next $	0.25	0.725%
	Next $	1.0	0.700%
	Over $	2.0	0.675%
RiverSource Real Estate	First $	1.0	0.840%	0.840%
	Next $	1.0	0.815%
	Next $	1.0	0.790%
	Next $	3.0	0.765%
	Next $	6.0	0.740%
	Next $	12.0	0.730%
	Over $	24.0	0.720%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
RiverSource S&P 500 Index	First $	1.0	0.220%	0.220%
	Next $	1.0	0.210%
	Next $	1.0	0.200%
	Next $	4.5	0.190%
	Next $	2.5	0.180%
	Next $	5.0	0.170%
	Next $	9.0	0.160%
	Next $	26.0	0.140%
	Over $	50.0	0.120%
RiverSource Short Duration U.S. Government	First $	1.0	0.480%	0.480%
	Next $	1.0	0.455%
	Next $	1.0	0.430%
	Next $	3.0	0.405%
	Next $	1.5	0.380%
	Next $	1.5	0.365%
	Next $	1.0	0.340%
	Next $	5.0	0.325%
	Next $	5.0	0.315%
	Next $	4.0	0.290%
	Next $	26.0	0.275%
	Over $	50.0	0.250%
RiverSource Small Company Index	First $	0.25	0.360%	0.357%
	Next $	0.25	0.350%
	Next $	0.25	0.340%
	Next $	0.25	0.330%
	Next $	6.5	0.320%
	Next $	7.5	0.300%
	Next $	9.0	0.280%
	Next $	26.0	0.260%
	Over $	50.0	0.240%
RiverSource Strategic Income Allocation	First $	0.25	0.550%	0.546%
	Next $	0.25	0.525%
	Next $	0.25	0.500%
	Over $	0.75	0.475%
RiverSource Tax-Exempt High Income	First $	1.0	0.470%	0.453%
	Next $	1.0	0.445%
	Next $	1.0	0.420%
	Next $	3.0	0.395%
	Next $	1.5	0.370%
	Next $	2.5	0.360%
	Next $	5.0	0.350%
	Next $	9.0	0.340%
	Next $	26.0	0.320%
	Over $	50.0	0.300%

Fund	Assets (billions)		Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Seligman California Municipal High-Yield(h)	First $	0.25	0.410%	0.410%
Seligman California Municipal Quality(h)	Next $	0.25	0.385%
Seligman Minnesota Municipal(h)	Next $	0.25	0.360%
Seligman New York Municipal(h)	Next $	0.25	0.345%
	Next $	6.5	0.320%
	Next $	2.5	0.310%
	Next $	5.0	0.300%
	Next $	9.0	0.290%
	Next $	26.0	0.270%
	Over $	50.0	0.250%
Seligman Capital(i)	First $	1.0	0.805%	0.805%
	Next $	1.0	0.765%
	Over $	2.0	0.715%
Seligman Frontier(j)	First $	0.75	0.885%	0.885%
	Over $	0.75	0.790%
Seligman Growth(k)	First $	1.0	0.655%	0.639%
	Next $	1.0	0.615%
	Over $	2.0	0.565%
Seligman National Municipal(l)	First $	1.0	0.410%	0.410%
	Next $	1.0	0.385%
	Next $	1.0	0.360%
	Next $	3.0	0.335%
	Next $	1.5	0.310%
	Next $	2.5	0.300%
	Next $	5.0	0.290%
	Next $	9.0	0.280%
	Next $	26.0	0.260%
	Over $	50.0	0.250%
Seligman TargETFund 2015	First $	0.5	0.455%	0.455%
Seligman TargETFund 2025	Next $	0.5	0.410%
Seligman TargETFund 2035	Over $	1.0	0.365%
Seligman TargETFund 2045
Seligman TargETFund Core

(a)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.40% of the fund’s average daily net assets.
(b)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.80% of the fund’s average daily net assets.
(c)	Prior to June 29, 2009, the investment manager received an annual fee equal to 1.00% of the fund’s average daily net assets.
(d)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.90% on the first $3.0 billion of the fund’s average daily net assets, 0.85% on the next $3.0 billion and 0.75% thereafter.
(e)	Prior to June 15, 2009, the investment manager received an annual fee equal to 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.
(f)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.98% of the fund’s average daily net assets.
(g)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.90% of the fund’s average daily net assets.
(h)	Prior to June 15, 2009, the investment manager received an annual fee equal to 0.50% of the fund’s average daily net assets.
(i)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.85% on the first $1.0 billion of the fund’s average daily net assets, 0.80% on the next $1.0 billion and 0.75% thereafter.
(j)	Prior to June 29, 2009, the investment manager received a fee equal to 0.95% per annum of the fund’s average daily net assets on the first $750 million of net assets and 0.85% per annum of the fund’s average daily net assets in excess of $750 million.
(k)	Prior to June 29, 2009, the investment manager received an annual fee equal to 0.70% on the first $1.0 billion of the fund’s average daily net assets, 0.65% on the next $1.0 billion and 0.60% thereafter.
(l)	Prior to Aug. 31, 2009, the investment manager received an annual fee equal to 0.50% of the fund’s average daily net assets.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees;

organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For Equity and Balanced Funds, except for RiverSource S&P 500 Index, RiverSource Small Company Index and the Seligman funds, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending March 31
Columbia Equity Value	Lipper Large-Cap Value Funds Index	$(84,713)
RiverSource Precious Metals and Mining	Lipper Precious Metals Funds Index	5,214
Fiscal year ending April 30
Columbia 120/20 Contrarian Equity	Russell 3000 Index	(16,065)
Columbia Recovery and Infrastructure	S&P 500 Index	N/A (a)
Fiscal year ending May 31
Columbia Multi-Advisor Small Cap Value	Lipper Small-Cap Value Funds Index	353,598
RiverSource Partners Fundamental Value	Lipper Large-Cap Core Funds Index	135,795
Fiscal year ending June 30
Columbia Dividend Opportunity	Lipper Equity Income Funds Index	902,715
RiverSource Real Estate	Lipper Real Estate Funds Index	52,237
Fiscal year ending July 31
Columbia Large Core Quantitative	Lipper Large-Cap Core Funds Index	(789,031)
RiverSource Disciplined Small and Mid Cap Equity	Lipper Mid-Cap Core Funds Index	(126,252)
RiverSource Disciplined Small Cap Value	Lipper Small-Cap Value Funds Index	(56,412)
Fiscal year ending September 30
Columbia Diversified Equity Income	Lipper Equity Income Funds Index	(5,590,723)
Columbia Large Growth Quantitative	Lipper Large-Cap Growth Funds Index	(9,448)
Columbia Large Value Quantitative	Lipper Large-Cap Value Funds Index	(33,219)
Columbia Mid Cap Value Opportunity	Lipper Mid-Cap Value Funds Index	(2,112,990)
Columbia Strategic Allocation	Lipper Flexible Portfolio Funds Index	(556,345)
RiverSource Balanced	Lipper Balanced Funds Index	(474,081)
Fiscal year ending October 31
Columbia Asia Pacific ex-Japan	MSCI All Country Asia Pacific Ex-Japan Index	N/A (b)
Columbia Emerging Markets Opportunity	Lipper Emerging Markets Funds Index	(54,050)
Columbia European Equity	Lipper European Funds Index	97,462
Columbia Global Equity	Lipper Global Funds Index	(446,000)
Columbia Global Extended Alpha	MSCI All Country World Index	N/A (c)
Columbia Multi-Advisor International Value	Lipper International Multi-Cap Value Funds Index	(1,510,778)
RiverSource Disciplined International Equity	Lipper International Large-Cap Core Funds Index	(629,082)
RiverSource Partners International Select Growth	Lipper International Multi-Cap Growth Funds Index	(267,871)
RiverSource Partners International Small Cap	Lipper International Small-Cap Funds Index	(48,195)
Threadneedle Global Equity Income	MSCI All Country World Index	10,034
Threadneedle International Opportunity	Lipper International Large-Cap Core Funds Index	286,033
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity	Lipper Mid-Cap Growth Funds Index	469,963

(a)	The first performance incentive adjustment will be made on March 1, 2011. See section titled “Transaction Period” below.
(b)	The first performance incentive adjustment will be made Feb. 1, 2010. See section titled “Transition Period” below.

(c) The first performance incentive adjustment will be made on Aug. 1, 2010. See section titled “Transition Period” below.

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate

0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.
Table 15B. Performance Incentive Adjustment Calculation

Columbia Recovery and Infrastructure		Columbia 120/20 Contrarian Equity Columbia Global Extended Alpha
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate

0.00% – 0.50%	0	0.00% – 1.00%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A

6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance

Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory expenses
Fund	2010	2009		2008		2010	2009	2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	N/A	N/A		N/A		$101,055	$139,640	$103,636	(a)
Columbia Income Builder Fund II	N/A	N/A		N/A		109,874	175,842	129,062	(a)
Columbia Income Builder Fund III	N/A	N/A		N/A		112,467	118,255	134,546	(a)
Columbia Portfolio Builder Aggressive	N/A	N/A		N/A		107,162	199,501	168,942
Columbia Portfolio Builder Conservative	N/A	N/A		N/A		151,416	146,492	96,147
Columbia Portfolio Builder Moderate	N/A	N/A		N/A		272,479	278,861	247,980
Columbia Portfolio Builder Moderate Aggressive	N/A	N/A		N/A		290,338	299,503	247,472
Columbia Portfolio Builder Moderate Conservative	N/A	N/A		N/A		164,289	170,774	117,533
Columbia Portfolio Builder Total Equity	N/A	N/A		N/A		28,299	149,589	173,675
RiverSource S&P 500 Index	$255,644	$371,178		$579,548		(29,594)	(194,370)	(254,777)
RiverSource Small Company Index	1,306,919	1,990,095		3,292,392		(1,051,278)	(1,171,627)	(1,007,306)
For funds with fiscal period ending March 31
Columbia Equity Value	3,406,527	4,340,117		6,797,853		309,679	343,552	413,170
RiverSource Precious Metals and Mining	1,112,166	824,176		956,280		144,675	242,615	175,405
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$360,835	368,969		159,311	(b)	$31,738	34,475	21,297	(b)
Columbia Recovery and Infrastructure	2,163,593	45,652	(c)	N/A		232,888	18,717 (c)	N/A
Columbia Retirement Plus 2010	N/A	N/A		N/A		(2,671)	(4,254)	41
Columbia Retirement Plus 2015	N/A	N/A		N/A		(7,079)	(7,894)	310
Columbia Retirement Plus 2020	N/A	N/A		N/A		(7,779)	(9,956)	745

	Management Fees			Nonadvisory expenses
Fund	2010	2009	2008	2010	2009	2008
Columbia Retirement Plus 2025	N/A	N/A	N/A	$(11,346)	$(12,026)	$332
Columbia Retirement Plus 2030	N/A	N/A	N/A	(9,157)	(9,748)	431
Columbia Retirement Plus 2035	N/A	N/A	N/A	(8,136)	(7,948)	487
Columbia Retirement Plus 2040	N/A	N/A	N/A	(7,439)	(6,946)	(796)
Columbia Retirement Plus 2045	N/A	N/A	N/A	(7,533)	(6,418)	(2,131)
For funds with fiscal period ending May 31
Columbia High Yield Bond	$9,691,900	$6,353,707	$9,610,610	(400,525)	(748,008)	665,785
Columbia Multi-Advisor Small Cap Value	3,968,159	3,098,591	6,511,571	(684,318)	(963,886)	(972,781)
Columbia U.S. Government Mortgage	1,247,010	1,731,277	1,958,404	(256,078)	(327,855)	(389,262)
RiverSource Partners Fundamental Value	4,305,601	4,416,792	7,668,633	(775,463)	(939,055)	(213,716)
RiverSource Short Duration U.S. Government	3,287,540	3,665,529	3,816,196	(877,297)	(610,585)	(771,512)
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	8,065,963	6,381,215	12,015,660	(91,086)	(502,682)	626,341
RiverSource Real Estate	1,498,361	1,227,857	1,667,040	(83,163)	(18,514)	138,649
For funds with fiscal period ending July 31
Columbia Floating Rate	2,466,113	2,210,544	3,509,190	226,409	(61,933)	293,676
Columbia Income Opportunities	4,451,807	1,913,521	1,767,885	313,169	291,601	196,944
Columbia Inflation Protected Securities	2,886,405	3,322,371	2,554,103	(354,181)	(115,062)	(238,396)
Columbia Large Core Quantitative	21,017,705	9,909,438	17,556,244	(4,112,307)	268,796	726,080
Columbia Limited Duration Credit	2,186,361	844,435	792,200	(272,368)	(68,816)	(78,320)
Columbia Money Market	8,951,478	12,658,313	15,026,220	(13,410,378)	(1,868,463)	1,290,897
RiverSource Disciplined Small and Mid Cap Equity	851,036	853,191	365,578	162,170	143,015	125,645
RiverSource Disciplined Small Cap Value	375,114	363,926	286,759	55,844	47,195	33,868
For funds with fiscal period ending August 31
Columbia Diversified Bond	19,593,287	15,648,683	14,772,880	(1,381,496)	(2,314,025)	(461,298)
Columbia Minnesota Tax-Exempt	1,360,384	1,230,393	1,246,083	44,953	196,213	506,328
RiverSource California Tax-Exempt	645,263	663,711	715,946	31,789	73,054	44,499
RiverSource New York Tax-Exempt	224,128	220,172	242,807	(994)	9,792	75,790

	Management Fees						Nonadvisory expenses
	2009		2008		2007		2009	2008	2007
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$17,053,076		$44,177,652		$42,530,087		$1,037,819	$1,905,627	$1,561,033
Columbia Large Growth Quantitative	2,033,555		905,956		114,048	(d)	214,462	195,661	54,709 (d)
Columbia Large Value Quantitative	661,677		6,618	(e)	N/A		168,055	2,877 (e)	N/A
Columbia Mid Cap Value Opportunity	9,896,881		18,813,340		15,908,732		776,726	992,201	826,273
Columbia Strategic Allocation	6,604,411		10,108,947		11,025,000		585,299	1,047,907	921,198
RiverSource Balanced	2,483,462		3,977,541		6,315,077		346,693	437,940	368,447
RiverSource Strategic Income Allocation	1,081,850		904,660		168,875	(d)	246,334	294,099	76,656 (d)
Seligman California Municipal High-Yield	164,150		173,288		174,700		32,933	53,665	32,890
Seligman California Municipal Quality	192,624		196,281		214,476		60,833	90,615	72,092
Seligman Minnesota Municipal	324,501		351,237		375,995		68,180	99,131	88,809
Seligman New York Municipal	352,211		332,574		342,695		75,556	88,770	71,419
Seligman National Municipal	1,147,080		304,747		327,359		62,006	106,685	95,664
Seligman TargETFund 2015	121,554		207,083		184,907		(54,705)	(4,193)	7,243
Seligman TargETFund 2025	136,473		210,264		157,846		(68,782)	(13,470)	(551)
Seligman TargETFund 2035	35,438		32,294		6,852		(18,456)	(5,254)	(15,347)
Seligman TargETFund 2045	19,710		22,283		4,354		(12,505)	(3,570)	(4,094)
Seligman TargETFund Core	272,984		457,038		382,979		(119,771)	(10,950)	17,561
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	4,698,565		4,188,137		887,341		205,127	313,877	103,119
Columbia Asia Pacific ex-Japan	78,072	(f)	N/A		N/A		21,500 (f)	N/A	N/A
Columbia Emerging Markets Bond	1,320,292		1,182,004		706,943		82,201	172,124	120,044
Columbia Emerging Markets Opportunity	3,791,476		7,352,591		7,106,815		524,327	1,138,897	1,190,259
Columbia European Equity	600,499		980,629		952,484		(31,736)	223,792	199,237
Columbia Frontier	321,582		579,499		766,116		(20,898)	200,110	250,909
Columbia Global Bond	3,551,274		5,074,934		3,438,893		(33,836)	165,694	(17,529)
Columbia Global Equity	2,918,784		5,825,153		6,075,014		350,276	554,139	577,463
Columbia Global Extended Alpha	64,424		16,485	(g)	N/A		4,234	1,122 (g)	N/A
Columbia Multi-Advisor International Value	5,749,639		13,239,202		20,067,871		511,602	1,054,830	1,286,758
Columbia Seligman Global Technology	2,551,543		3,571,473		3,876,481		386,252	680,094	707,762
RiverSource Disciplined International Equity	2,174,525		5,209,129		2,161,563		252,387	512,793	358,005
RiverSource Partners International Select Growth	3,240,723		5,965,413		6,048,963		(660,493)	334,550	672,542
RiverSource Partners International Small Cap	496,177		1,057,146		1,270,558		(45,193)	63,912	208,621

	Management Fees				Nonadvisory expenses
	2009	2008		2007	2009	2008		2007
Threadneedle Global Equity Income	$177,834	$15,723	(g)	N/A	$25,200	$2,989	(g)	N/A
Threadneedle International Opportunity	3,074,518	4,661,800		$4,923,040	283,182	486,074		$545,663
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	2,699,258	2,764,541		3,157,092	48,345	506,736		(8,650)
Columbia Mid Cap Growth Opportunity	4,488,355	4,726,590		6,373,531	281,069	437,496		241,412
RiverSource Intermediate Tax-Exempt	339,947	291,762		321,011	8,313	2,588		(4,565)
RiverSource Tax-Exempt High Income	10,226,940	11,447,732		13,006,578	(1,338,742)	2,984,232		(847,490)
For funds with fiscal period ending December 31
Columbia Government Money Market	518,174	893,335		776,197	(1,105,030)	6,551		300,969
Columbia Select Large-Cap Value	1,486,938	1,732,331		2,163,189	292,721	282,371		293,338
Columbia Select Smaller-Cap Value	1,687,329	2,048,229		3,132,296	(186,016)	295,691		337,798
Columbia Seligman Communications and Information	25,152,110	28,854,808		34,908,273	1,991,333	2,540,656		2,783,442
RiverSource LaSalle Global Real Estate	114,310	243,213		297,971	(8,058)	221,303		(104,511)
RiverSource LaSalle Monthly Dividend Real Estate	208,539	460,038		827,966	(107,139)	177,277		(30,072)
Seligman Capital	1,731,065	2,912,130		3,982,898	370,916	386,885		427,027
Seligman Growth	4,254,428	2,534,267		3,101,571	85,442	387,623		404,127

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds and for Columbia Frontier, Columbia Seligman Global Technology, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, RiverSource California Tax-Exempt, RiverSource Cash Management, Columbia Diversified Bond, Columbia Global Bond, Columbia High Yield Bond, RiverSource Intermediate Tax-Exempt, Columbia Minnesota Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, Columbia AMT-Free Tax-Exempt Bond, RiverSource Tax-Exempt High Income and Columbia U.S. Government Mortgage funds: if the fund was to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase

	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets

	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

RiverSource Partners Fundamental Value	Davis Selected Advisers, LP (Davis)(a), (b) (effective June 18, 2001)	N/A	0.45% on the first $100 million, reducing to 0.25% as assets increase
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle International Limited(b) (Threadneedle) (effective July 15, 2009)	D	0.50% on the first $250 million, reducing to 0.40% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.45% of the first $150 million, reducing to 0.30% as assets increase, and subject to a performance incentive adjustment(c)

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(b)

Fund	Subadviser	Parent Company	Fee Schedule
Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.70% of the first $250 million, reducing to 0.60% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Multi-Advisor International Value	AllianceBernstein L.P. (AllianceBernstein) (effective Sept. 17, 2001)	N/A	0.65% on the first $75 million, reducing to 0.30% as assets increase

	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets

	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

RiverSource Partners International Select Growth	Columbia Wanger Asset Management L.P. (Columbia WAM)(a),(d) (effective Sept. 5, 2001)	C	0.70% on the first $150 million, reducing to 0.50% as assets increase

RiverSource Partners International Small Cap	Columbia WAM(a),(d) (effective Aug. 10, 2009)	C	0.70% on the first $150 million, reducing to 0.50% as assets increase

Threadneedle Global Equity Income	Threadneedle(b) (effective Aug. 1, 2008)	D	0.45% of the first $250 million, reducing to 0.35% as assets increase, and subject to a performance incentive adjustment(c)

Threadneedle International Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)
For funds with fiscal period ended December 31
RiverSource LaSalle Global Real Estate	LaSalle Investment Management (Securities), L.P. (LaSalle Securities U.S.) (since inception)	E	0.30% on the first $37 million, 0.65% on the next $43 million, and 0.49% thereafter.

RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S. (since inception)	E	0.30% on the first $58 million, 0.65% on the next $42 million, and 0.45% thereafter.

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.
(b)	Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager’s parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.
(c)	The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table 14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle’s fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.
(d)	On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM, from Bank of America (the “Columbia Transaction”). As a result of the Columbia Transaction, Columbia WAM is an indirect, wholly-owned subsidiary of Ameriprise Financial.
A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.
B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.
C –	Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.
D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.
E –	LaSalle Investment Management (Securities), L.P. is an affiliate of Jones Lang LaSalle Incorporated.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2010		2009		2008
For funds with fiscal period ending May 31
Columbia Multi-Advisor Small Cap Value	BHMS	$491,375		$437,027		$865,372
	Donald Smith	587,548		497,789		984,692
	MetWest Capital	491,635		466,432		955,503
	Turner	89,142	(a)	N/A		N/A
	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		22,583		964,510
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	325,109		443,715		N/A	(a)
RiverSource Partners Fundamental Value	Davis	1,688,264		2,020,698		3,220,929

		2009		2008		2007
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	42,462	(e)	N/A		N/A
Columbia Emerging Markets Opportunity	Threadneedle	1,469,749		2,801,637		2,728,720
Columbia European Equity	Threadneedle	260,772		443,279		406,594
Columbia Global Equity	Threadneedle	1,168,151		2,269,177		2,408,387
Columbia Global Extended Alpha	Threadneedle	43,117		11,750	(f)	N/A
Columbia Multi-Advisor International Value	AllianceBernstein	2,170,338		6,268,208		7,962,307
	Mondrian	714,196		77,048	(b)	N/A
	Tradewinds	1,116,798		129,124	(b)	N/A
RiverSource Partners International Select Growth	Columbia WAM	956,567		1,557,963		1,568,158
	Former subadviser: Principal Global Investors, LLC (from April 24, 2006 to May 6, 2010)	866,239		1,849,485		1,760,150
RiverSource Partners International Small Cap	Columbia WAM	41,203	(c)	N/A		N/A
	Former subadviser: Batterymarch Financial Management, Inc. (from April 24, 2006 to April 30, 2010)	188,913		386,194		439,593
	Former subadviser: AIG Global Investment Corp. (from April 24, 2006 to Aug. 7, 2009)	127,498	(d)	355,245		425,696
Threadneedle Global Equity Income	Threadneedle	104,654		9,057	(f)	N/A
Threadneedle International Opportunity	Threadneedle	1,254,178		1,907,215		1,895,712
For funds with fiscal period ended December 31
RiverSource LaSalle Global Real Estate	LaSalle Securities U.S.	$36,482		121,606		148,985
RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S.	71,093		230,019		413,983

(a)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(b)	For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.
(c)	For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.

(d)	For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.
(e)	For the fiscal period from July 15, 2009 to Oct. 31, 2009.
(f)	For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)
For funds with fiscal period ending January 31
Columbia Income Builder Fund	Colin Lundgren	16 RICs 16 other accounts	$1.34 billion $271.73 million	None	None	(6)	(18)
	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Income Builder Fund II	Colin Lundgren	16 RICs 16 other accounts	$1.18 billion $271.73 million	None	$100,001 – $500,000	(6)	(18)
	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Income Builder Fund III	Colin Lundgren	16 RICs 16 other accounts	$1.38 billion $271.73 million	None	None	(6)	(18)
	Gene R. Tannuzzo(j)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Portfolio Builder Aggressive	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$ 50,001 – $100,000	(1)	(19)
	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs 22 other accounts	$2.4 billion $296.0 million
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None
Columbia Portfolio Builder Conservative	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$ 50,001 – $100,000	(1)	(19)
	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)
Columbia Portfolio Builder Moderate	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$ 50,001 – $100,000	(1)	(19)
	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Moderate Aggressive	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$ 50,001 – $100,000	(1)	(19)
	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Moderate Conservative	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.56 billion $1.36 million	None	$10,001 – $50,000	(1)	(19)
	David M. Joy	5 RICs 6 other accounts	$3.56 billion $1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Total Equity	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$ 50,001 – $100,000	(1)	(19)
	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None
	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(32)
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)
RiverSource S&P 500 Index	Alfred F. Alley III(k)	4 RICs	$6.5 billion	None	None	(3)	(32)
		3 PIVs 19 other accounts	$175.0 million $4.0 billion
RiverSource Small Company Index	Alfred F. Alley III(k)	4 RICs	$6.5 billion	None	None	(3)	(32)
		3 PIVs 19 other accounts	$175.0 million $4.0 billion
For funds with fiscal period ending March 31
Columbia Equity Value	Steve Schroll	12 RICs	$14.61 billion	8 RICs ($14.05 B)	$50,001 –	(2)	(20)
		2 PIVs	$69.61 million		$100,000
		18 other accounts(d)	$538.36 million
	Laton Spahr	12 RICs 2 PIVs	$14.61 billion $69.61 million	8 RICs ($14.05 B)	$100,001 – $500,000
		17 other accounts(d)	$538.66 million
	Paul Stocking	12 RICs 2 PIVs	$14.61 billion $69.61 million	8 RICs ($14.05 B)	$50,001 – $100,000
		21 other accounts(d)	$543.80 million

RiverSource Precious Metals and Mining	Michael E. Hoover(k)	1 RIC	$689.7 million	None	None	(3)	(32)
		3 PIVs 3 other accounts	$689.7 million $0.74 million
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Steve Schroll	12 RICs	$14.76 billion	8 RICs ($14.2 B)	$10,001 –	(2)	(20)
		2 PIVs	$70.44 million		$50,000
		18 other accounts(d)	$539.06 million
	Laton Spahr	12 RICs 2 PIVs 17 other accounts(d)	$14.76 billion $70.44 million $539.57 million	8 RICs ($14.2 B)	$500,001 – $1,000,000
	Paul Stocking	12 RICs	$14.76 billion	8 RICs ($14.2 B)	$100,001 –
		2 PIVs	$70.44 million		$500,000
		21 other accounts(d)	$544.59 million

Columbia Recovery and Infrastructure	Warren Spitz	None	None	None	Over $1,000,000	(2)	(20)

Columbia Retirement Plus 2010	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Retirement Plus 2015	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs	$4.13 billion	None	$1-$10,000
		7 other accounts	$1.13 million
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million
Columbia Retirement Plus 2020	Kent M. Bergene(b),(l)	8 other accounts	$1.50 million	None	None	(1)	(19)
	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million
Columbia Retirement Plus 2025	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million
Columbia Retirement Plus 2030	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs	$4.13 billion	None	None
		7 other accounts	$1.13 million
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Retirement Plus 2035	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million
Columbia Retirement Plus 2040	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million
Columbia Retirement Plus 2045	Kent M. Bergene(b),(l)	6 RICs	$4.13 billion	None	None	(1)	(19)
		8 other accounts	$1.50 million
	David M. Joy(l)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None
	Anwiti Bahuguna(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million
	Colin Moore(l)	19 RICs	$3.56 billion	None	None
		26 PIVs	$2.5 billion
		20 other accounts	$246 million
	Kent Peterson(l)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million
	Marie M. Schofield(l)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million
For funds with fiscal period ending May 31
Columbia High Yield Bond	Jennifer Ponce de Leon	6 RICs	$4.04 billion	2 RICs ($527.4 M)	None	(2)	(23)
		1 PIV 27 other accounts	$9.33 million $4.58 billion
	Brian Lavin	12 RICs 1 PIV 4 other account	$8.92 billion $9.33 million $683.4 million	None	None

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Multi-Advisor Small Cap Value	Donald Smith: Donald G. Smith	2 RICs	$832.0 million	1 RIC ($790 M);
	Richard L. Greenberg	1 PIV	$67.0 million	1 other account ($68 M)	None	(10)	(26)
		33 other accounts	$2.0 billion
BHMS:
	James S. McClure	4 RICs	$824.6 million
	John P. Harloe	1 PIV	$5.4 million	None	None	(12)	(27)
		15 other accounts	$572.3 million
MetWest:
	Samir Sikka	5 RICs	$472.7 million	1 other account	None	(13)	(28)
		3 PIVs 12 other accounts	$84.3 million $193.8 million	($53.9 M)
Turner:
	David Kovacs	4 RICs	$315.0 million	1 PIV ($2 M)	None	(5)	(21)
		7 PIVs 6 other accounts	$46.0 million $23930 million
Columbia U.S. Government Mortgage	Jason J. Callan	4 RICs	$1.84 billion	None	None	(2)	(23)
		3 other accounts	$0.34 million
	Tom Heuer	4 RICs 2 other accounts	$1.84 billion $0.40 million	None	None
RiverSource Partners Fundamental Value	Davis:
	Christopher C. Davis	26 RICs 12 PIVs 117 other accounts(e)	$54.0 billion $1.0 billion $8.0 billion	None	None(f)	(9)	(25)
	Kenneth C. Feinberg	24 RICs 11 PIVs 107 other accounts(e)	$54.0 billion $1.0 billion $7.0 billion
RiverSource Short Duration U.S. Government	Leonard A. Aplet(m)	11 RICs	$2.90 billion	None	None	(3)	(32)
		8 PIVs 85 other accounts	$3.56 billion $10.93 billion
	Gregory S. Liechty(m)	1 RICs 13 other accounts	$2.48 billion $71.3 million	None	None
	Ronald B. Stahl(m)	11 RICs 6 PIVs 53 other accounts	$2.90 billion $785.66 million $3.88 billion	None	None
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	Steve Schroll	12 RICs	$12.06 billion	8 RICs ($11.57 M)	$100,001- $500,000
		2 PIVs 21 other accounts(d)	$58.92 million $467.85 million
	Laton Spahr	12 RICs	$12.06 billion	8 RICs ($11.57 M)	$100,001- $500,000
		2 PIVs 17 other accounts(d)	$58.92 million $468.59 million
	Paul Stocking	12 RICs	$12.06 billion	8 RICs ($11.57 M)	$10,001- $50,000	(2)	(20)
		2 PIVs	$58.92 million
		18 other accounts(d)	$473.07 million
RiverSource Real Estate	Arthur J. Hurley	1 RIC	$332.0 million	None	None	(3)	(32)
		7 other accounts	$0.40 million

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
For funds with fiscal period ending July 31
Columbia Floating Rate	Lynn Hopton	11 PIVs	$4.85 billion	None	None	(2)	(29)
		11 other accounts	$440.11 million
	Yvonne Stevens	11 PIVs 11 other accounts	$4.85 billion $436.48 million	None	None
	Steve Staver	5 other accounts	$0.81 million	None	None
Columbia Income Opportunities	Brian Lavin	12 RICs	$8.19 billion	None	None	(2)	(23)
		1 PIV 3 other account	$10.40 million $684.85 million
Columbia Inflation Protected Securities	Nicholas Pifer(m)	6 RICs	$4.67 billion	None	None	(2)	(23)
		3 PIVs 19 other accounts	$21.58 million $4.99 billion
	VishaI Khanduja	1 RIC 3 other accounts	$2.24 billion $0.09 million	None	None
Columbia Large Core Quantitative	Brian M. Condon	12 RICs	$4.92 billion	1 PIV ($23 M)	None	(3)	(32)
		8 PIVs 43 other accounts	$707 million $2.63 billion
Columbia Limited Duration Credit	Tom Murphy	6 RICs	$12.38 billion	2 RICs ($1.53 B);	Over	(2)	(23)
		2 PIVs	$715.72 million	1 other account	1,000,000
		17 other accounts	$12.88 billion	($30.68 M)
	Timothy J. Doubek	1 RIC 5 other account	$2.05 billion $31.88 million	1 other account ($30.68 M)	$10,001 – $50,000
RiverSource Disciplined Small and Mid Cap Equity	Brian M. Condon	12 RICs	$8.52 billion	1 PIV ($23 M)	None	(3)	(32)
		8 PIVs 43 other accounts	$707 million $2.63 billion
	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$6.81 billion $846.76 million $1.28 billion	None	None
RiverSource Disciplined Small and Mid Cap Value	Brian M. Condon	12 RICs	$8.61 billion	1 PIV ($23 M)	None	(3)	(32)
		8 PIVs 43 other accounts	$707 million $2.63 billion
	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$6.90 billion $846.76 million $1.28 billion	None	None
For funds with fiscal period ending August 31
Columbia Diversified Bond	Tom Murphy	5 RICs	$7.96 billion	2 RICs ($1.46 B);	$10,001 –	(2)	(23)
		2 PIVs	$709.69 million	1 other account	$50,000
		18 other accounts	$13.30 billion	($29.94 M)
	Jennifer Ponce de Leon	6 RICs 27 other accounts	$5.60 billion $4.68 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	None
	Colin Lundgren	22 RICs 9 other accounts	$38.96 billion $272.65 million	2 RICs ($1.46 B)	$100,001 – $500,000
Columbia Minnesota Tax-Exempt	Catherine Stienstra	10 RICs	$4.15 billion	None	None	(2)	(23)
		12 other accounts	$6.80 billion
	Mary Grindland(n)	1 RIC 6 other accounts	$67.34 billion $0.42 million	None	$10,001 – $50,000
RiverSource California Tax-Exempt	Catherine Stienstra	10 RICs	$4.35 billion	None	None	(2)	(23)
		12 other accounts	$6.80 billion
RiverSource New York Tax-Exempt	Catherine Stienstra	10 RICs	$4.45 billion	None	None	(2)	(23)
		12 other accounts	$6.80 billion
For fund with fiscal period ending September 30
Columbia Diversified Equity Income	Laton Spahr	12 RICs 2 PIVs	$9.59 billion $48.35 million	8 RICs ($9.09 B)	$100,001 – $500,000
		16 other accounts(d)	$2.96 billion
	Steve Schroll	12 RICs	$9.59 billion		$50,001 –	(2)	(20)
		2 PIVs	$48.35 million		$100,000
		18 other accounts(d)	$2.42 billion
	Paul Stocking	12 RICs 2 PIVs	$9.59 billion $48.35 million		$100,001 – $500,000
		21 other accounts(d)	$6.91 billion
Columbia Large Growth Quantitative	Brian M. Condon(k)	3 RICs	$594.0 million	1 PIV ($22 M)	None	(3)	(32)
		8 PIVs 40 other accounts	$864.0 million $2.72 billion
Columbia Large Value Quantitative	Brian M. Condon(k)	3 RICs	$594.0 million	1 PIV ($22 M)	None	(3)	(32)
		8 PIVs 40 other accounts	$864.0 million $2.72 billion

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Mid Cap Value Opportunity	Laton Spahr	12 RICs 2 PIVs	$12.07 billion $48.35 million		$100,001 – $500,000
		16 other accounts(d)	$2.96 billion
	Steve Schroll	12 RICs	$12.07 billion	8 RICs ($11.58 B)	$50,001 –	(2)	(20)
		2 PIVs	$48.35 million		$100,000
		18 other accounts(d)	$2.42 billion
	Paul Stocking	12 RICs 2 PIVs	$12.07 billion $48.35 million		$100,001 – $500,000
		21 other accounts(d)	$6.91 billion
Columbia Strategic Allocation	Anwiti Bahuguna(k)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None
	Colin Moore(k)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None
	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(32)
		26 PIVs 21 other accounts	$2.4 billion $296.0 million
	Marie M. Schofield(k)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None
	David M. Joy(j)	6 RICs	$4.07 billion	None	None	(2)	(19)
		6 other accounts	$1.12 million
RiverSource Balanced	Steve Schroll	12 RICs	$13.73 billion	8 RICs ($13.23 B)	None	(2)	(20)
		2 PIVs 18 other accounts(d)	$48.35 million $2.42 billion
	Laton Spahr	12 RICs 2 PIVs 16 other accounts(d)	$13.73 billion $48.35 million $2.42 billion	8 RICs ($13.23 B)	$1– $10,000
	Paul Stocking	12 RICs 2 PIVs 21 other accounts(d)	$13.73 billion $48.35 million $2.42 billion	8 RICs ($13.23 B)	None
	Tom Murphy	6 RICs	$10.40 billion	2 RICs ($729.4 M)	None	(2)	(23)
		2 PIVs 18 other accounts	$835.61 million $15.33 billion
	Jennifer Ponce de Leon(l)	4 RICs 1 PIV 28 other accounts	$5.49 billion $9.56 million $4.89 billion	None	None
	Colin Lundgren(j)	17 RICs	$1.59 billion	None	None
		15 other accounts	$203.49 million
RiverSource Strategic Income Allocation	Colin Lundgren	16 RICs 14 other accounts	$1.24 billion $1.22 billion	None	None
	Gene R. Tannuzzo	2 other accounts	$0.04 million	None	$1- $10,000	(2)	(23)
	Brian Lavin(l)	2 RICs	$2.92 billion	None	None
		1 PIV	$9.56 million
		4 other account	$766.77 million
Seligman California Municipal High-Yield	Catherine Stienstra	10 RICs 11 other accounts	$4.64 billion $6.76 billion	None	None	(2)	(23)
Seligman California Municipal Quality	Catherine Stienstra	10 RICs	$4.64 billion	None	None	(2)	(23)
		11 other accounts	$6.76 billion
Seligman Minnesota Municipal	Catherine Stienstra	10 RICs	$4.61 billion	None	None	(2)	(23)
		11 other accounts	$6.76 billion
Seligman National Municipal	Kimberly Campbell(m)	7 RICs	$3.40 billion	None	None	(3)	(32)
		18 other accounts	$0.93 billion
Seligman New York Municipal	Catherine Stienstra	10 RICs	$4.59 billion	None	None	(2)	(23)
		11 other accounts	$6.76 billion
Seligman TargETFund 2015	John Schonberg	6 RICs	$1.23 billion	2 RICs ($1.12 B)	None	(2)	(37)
		2 PIVs 5 other accounts	$20.41 million $1.13 million
	Gary Terpening	4 RICs	$107.69 million	None	None	(2)	(26)
		3 other accounts	$0.40 million
Seligman TargETFund 2025	John Schonberg	6 RICs	$1.23 billion	2 RICs ($1.12 B)	None	(2)	(37)
		2 PIVs 5 other accounts	$20.41 million $1.13 million
	Gary Terpening	4 RICs	$99.96 million	None	$100,001 –	(2)	(26)
		3 other accounts	$0.40 million		$500,000

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Seligman TargETFund 2035	John Schonberg	6 RICs	$1.23 billion	2 RICs ($1.12 B)	None	(2)	(37)
		2 PIVs 5 other accounts	$20.41 million $1.13 million
	Gary Terpening	4 RICs	$124.47 million	None	None	(2)	(26)
		3 other accounts	$0.40 million
Seligman TargETFund 2045	John Schonberg	6 RICs	$1.23 billion	2 RICs ($1.12 B)	None	(2)	(37)
		2 PIVs 5 other accounts	$20.41 million $1.13 million
	Gary Terpening	4 RICs	$129.70 million	None	None	(2)	(26)
		3 other accounts	$0.40 million
Seligman TargETFund Core	John Schonberg	6 RICs	$1.23 billion	2 RICs ($1.12 B)	None	(2)	(37)
		2 PIVs 5 other accounts	$20.41 million $1.13 million
	Gary Terpening	4 RICs	$75.53 million	None	None	(2)	(26)
		3 other accounts	$0.40 million
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Nicholas Pifer	5 RICs	$4.79 billion	None	$50,001 –	(2)	(23)
		3 PIVs	$33.59 million		$100,000
		17 other accounts(d)	$6.27 billion
Columbia Asia Pacific ex-Japan	Threadneedle:
	Vanessa Donegan	2 PIVs	$2.17 billion	1 other ($156.61 M)	None(g)	(14)	(36)
		7 other accounts	$4.16 billion
	Rafael Polatinsky	1 PIV 4 other accounts	$201.29 million $20.0 billion	None
Columbia Emerging Markets Bond	Nicholas Pifer	5 RICs	$4.77 billion	None	$10,001 –	(2)	(23)
		3 PIVs	$33.59 million		$50,000
		17 other accounts(d)	$6.27 billion
	Jim Carlene	4 PIVs 7 other accounts	$174.53 million $966.74 million		$10,001 – $50,000
Columbia Emerging Markets Opportunity	Threadneedle:
	Vanessa Donegan(m)	2 PIVs	$1.96 billion	1 other ($156.61 M)	None(g)	(14)	(36)
		6 other accounts	$2.76 billion
	Rafael Polatinsky(m)	1 PIV 3 other accounts	$224.26 million $554.09 million	None
Columbia European Equity	Threadneedle:
	Dan Ison	4 PIVs	$211.49 million	1 PIV ($86.38 M)	None(g)	(14)	(36)
Columbia Frontier	John K. Schonberg(j)	8 RICs	$1.98 billion	2 RICs ($1.55 B)	None	(2)	(37)
		2 PIVs 6 other accounts	$27.61 million $1.26 million
	Sam Murphy(j)	2 RICs 3 other accounts	$1.55 billion $0.15 million	2 RICs ($1.55 B)	None
	Mike Marzolf(j)	2 RICs 3 other accounts	$1.55 billion $0.081 million	2 RICs ($1.55 B)	None
Columbia Global Bond	Nicholas Pifer	5 RICs	$4.51 billion	None	$50,001 –	(2)	(23)
		3 PIVs	$33.59 million		$100,000
		17 other accounts(d)	$6.27 billion
Columbia Global Equity	Threadneedle:
	Stephen Thornber	2 RICs	$28.09 million	None	None(g)	(14)	(36)
		3 PIVs 3 other accounts	$779.53 million $411.64 million
	Andrew Holliman	2 RICs 6 PIVs	$7.50 million $1.63 billion	1 RIC, 1 PIV ($16.2 M)
Columbia Global Extended Alpha	Threadneedle:
	Andrew Holliman	1 RICs 6 PIVs	$481.64 million $1.63 billion	1 RIC, 1 PIV ($16.2 M)
	Jeremy Podger	1 RICs	$28.09 million	3 PIVs, 1 other	None(g)	(14)	(36)
		7 PIV 4 other accounts	$692.70 million $120.63 million	($96.2 M)

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Columbia Multi-Advisor International Value	AllianceBernstein:
	Kevin F. Simms	112 RICs	$38.41 billion	3 RICs ($6.56 B);
	Henry S. D’Auria	195 PIVs	$19.99 billion	3 PIVs ($839 M);
	Sharon E. Fay	33,923 other accounts	$96.14 billion	86 other ($8.82 B)
	Marilyn G. Fedak	43 RICs	$11.20 billion	1 RIC ($3.64 B);	None	(16)	(33)
		52 PIVs 33,271 other accounts	$1.43 billion $23.54 billion	8 other ($584 M)
	Giulio Martini	53 RICs 94 PIVs 548 other accounts	$23.88 billion $17.06 billion $58.71 billion	2 RICs ($2.92 B); 2 PIVs ($792 M); 62 other ($6.79 B)
Mondrian:
	Ormala Krishnan	1 RIC	$363.0 million	None	None	(8)	(34)
		1 PIV 11 other accounts	$406.0 million $1.08 billion
Tradewinds:
	Peter Boardman	4 RICs	$1.80 billion	None	None	(11)	(35)
		9 PIVs 41,851 other accounts	$906.79 million $11.98 billion
	Alberto Jimenez Crespo	4 RICs 9 PIVs 41,848 other accounts	$1.81 billion $906.79 million $11.85 billion
Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs	$3.40 billion $904.02 million		$100,001 – $500,000
		6 other accounts	$247.29 million
	Paul H. Wick	3 RICs 5 PIVs 5 other accounts	$3.40 billion $904.02 million $246.94 million		None
	Reema D. Shah	3 RICs	$3.40 billion	None	None	(2)	(30)
		5 PIVs 8 other accounts	$904.02 million $253.02 million
	Ajay Diwan	3 RICs 5 PIVs 7 other accounts	$3.40 billion $904.02 million $249.66 million		None
	Benjamin Lu	1 RIC 2 PIVs	$6.11 million $41.12 million		$0 – $10,000
		1 other account	$0.01 million
RiverSource Disciplined International Equity	Fred Copper(k)	10 RICs	$1.8 billion	None	None	(3)	(32)
		4 PIVs 24 other accounts	$634.7 million $92.4 million
RiverSource Partners International Select Growth	Columbia WAM:
	P. Zachary Egan	2 RICs	$4.10 billion	None	None	(15)	(31)

	Louis J. Mendes	3 RICs	$5.50 billion
RiverSource Partners International Small Cap	Columbia WAM:
	P. Zachary Egan	2 RICs	$4.30 billion	None	None	(15)	(31)
	Louis Mendes III	3 RICs	$5.60 billion
Threadneedle Global Equity Income	Threadneedle:
	Stephen Thornber	2 RICs	$481.64 million	1 RIC ($481.64 M)	None(g)	(14)	(36)
		3 PIVs 3 other accounts	$779.53 million $411.64 million
	Jeremy Podger	2 RICs 7 PIV 4 other accounts	$28.09 million $144.71 million $120.63 million	3 PIVs, 1 other ($96.2 M)
Threadneedle International Opportunity	Threadneedle:
	Alex Lyle	1 RIC	$552.78 million	1 RIC ($552.78 M);	None(g)	(14)	(36)
		16 PIVs 30 other accounts	$1.20 million $2.17 billion	1 other ($221.18 M)
	Esther Perkins	1 RIC 3 other accounts	$552.78 million $264.31 million	1 RIC ($552.78 M)

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	10 RICs	$3.82 billion	None	None	(2)	(23)
		11 other accounts	$6.50 billion
Columbia Mid Cap Growth Opportunity	John K. Schonberg	7 RICs 2 PIVs 6 other accounts	$745.93 million $15.93 million $1.12 million
	Sam Murphy	1 RIC	$364.11 million	1 RIC ($364.11 M)	None	(2)	(37)
		3 other accounts	$0.12 million
	Mike Marzolf	1 RIC 2 other accounts	$364.11 million $0.05 million
RiverSource Intermediate Tax-Exempt	Brian M. McGreery(m)	7 RICs	$4.20 billion	None	None	(3)	(32)
		7 other accounts	$640.57 million
RiverSource Tax-Exempt High Income	Kimberly Campbell(m)	7 RICs	$3.40 billion	None	None	(3)	(32)
		18 other accounts	$0.93 million
For funds with fiscal period ending December 31
Columbia Select Large-Cap Value	Neil Eigen	6 RICs	$642.93 million	4 RICs ($544.83 M)	None
		2 PIVs	$149.17 million
		65 other accounts(d)	$2.92 billion			(2)	(22)
	Richard Rosen	6 RICs	$642.93 million	4 RICs ($544.83 M)	None
		2 PIVs	$149.17 million
		70 other accounts(d)	$2.88 billion
Columbia Select Smaller-Cap Value	Neil Eigen	6 RICs	$611.66 million	4 RICs ($513.56 M)	None
		2 PIVs	$149.17 million
		65 other accounts(d)	$2.92 billion			(2)	(22)
	Richard Rosen	6 RICs	$611.66 million	4 RICs ($513.56 M)	$1-$10,000
		2 PIVs	$149.17 million
		70 other accounts(d)	$2.88 billion
Columbia Seligman Communications and Information	Paul Wick	4 RICs	$851.40 million	None	Over
		5 PIVs	$1.82 billion		$1,000,000,000
		6 other accounts	$266.43 million			(2)	(30)
	Ajay Diwan	4 RICs	$851.40 million	None	None
		5 PIVs	$1.82 billion
		7 other accounts	$262.94 million
	Richard Parower	3 RICs	$566.53 million	None	None
		5 PIVs	$1.82 billion
		8 other accounts	$265.53 million
	Reema Shah	3 RICs	$566.53 million	None	None
		5 PIVs	$1.82 billion
		8 other accounts	$270.30 million
	Sangeeth Peruri	1 RIC	$56.04 million	None	None
		3 PIVs	$874.60 million
		9 other accounts	$16.67 million
RiverSource LaSalle Global Real Estate	LaSalle Securities:
	Stan J. Kraska	2 RICs	$113.0 million	4 other accounts	$10,001- $50,000	(17)	(39)
		14 PIVs	$4.15 billion	($539 M)
		29 other accounts	$2.83 billion
	George J. Noon	2 RICs	$113.0 million		None
	Keith R. Pauley	14 PIVs	$4.15 billion		None
		28 other accounts	$2.83 billion
	Ernst Jan de Leeuw	1 RIC	$87.0 million	2 other accounts	None
		16 PIVs	$4.20 billion	($426 M)
		17 other accounts	$1.31 billion
RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities:
	Stan J. Kraska	2 RICs	$101.0 million	4 other accounts	$10,001- $50,000	(17)	(39)
		14 PIVs	$4.15 billion	($539 M)
		29 other accounts	$2.83 billion
	George J. Noon	2 RICs	$101.0 million		None
	Keith R. Pauley	14 PIVs	$4.15 billion
		28 other accounts	$2.83 billion		None

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts(a)			Structure of Compensation
Seligman Capital	Wayne Collette(k)	10 RICs	$2.55 billion	None	None
		1 PIV	$125.4 million
		114 other accounts	$216.4 million
	George Myers(k)	7 RICs	$2.13 billion	None	None
		1 PIV	$125.4 million
		103 other accounts	$138.8 million
	Lawrence W. Lin(k)	7 RICs	$2.13 billion	None	None	(3)	(32)
		1 PIV	$125.4 million
		108 other accounts	$138.8 million
	Brian D. Neigut(k)	7 RICs	$2.13 billion	None	None
		1 PIV	$125.4 million
		105 other accounts	$138.6 million
Seligman Growth	John Wilson(k)	5 RICs	$1.65 billion	None	None
		1 PIV	$310.0 million
		19 other accounts	$350.0 million
	Peter Deininger(k)	1 PIV	$315.0 million	None	None	(3)	(32)
		15 other accounts	$275.0 million

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.
(c)	Mr. Truscott, who serves as Chairman of the Board for Columbia Management, oversees the portfolio managers who manage other accounts for Columbia Management, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by Columbia Management and its affiliates including institutional assets, proprietary assets and hedge funds.
(d)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(e)	Wrap accounts have been counted at the sponsor level.
(f)	Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
(g)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.
(i)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.
(j)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.
(k)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.
(l)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.
(m)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010.
(n)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)

Columbia Management: Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

For portfolio managers Marzolf and Murphy, their responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(4)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(5)	MDTA: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(6)	Columbia Management: Management of the Income Builder Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates each fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(7)	American Century: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(8)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also “Side-by-side management of hedge funds” below.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Side-by-side management of hedge funds (Mondrian Alpha Funds)

Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(9)	Davis: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

•

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•

Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(10)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(11)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with several potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)

BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(13)	MetWest: MetWest Capital’s portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts, The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

(14)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(15)	Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.

(16)	AllianceBernstein: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(17)	LaSalle: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Structure of Compensation

(18)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(19)	Columbia Management: The compensation of employees of the investment manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Joy, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for the funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covers the three-year period that started in January 2007 and ended in December 2009. Portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company’s 401(k) plan comparable to that received by other employees of the investment manager. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of investment manager at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. One member of the team does not participate in the pool but instead receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(21)

Turner: Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

(22)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of The investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(23)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(24)	American Century: The compensation of American Century’s portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-

year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(25)	Davis: Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’s annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(26)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(27)

BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(28)	MetWest: MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm’s profits.

(29)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(30)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(31)	Columbia WAM: As of December 31, 2008, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. Typically, a high proportion of an analyst’s or portfolio manager’s bonus is paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Bank of America restricted stock and/or options. For 2008, investments in the second plan were made through a deferred cash program. Both plans vest over three years from the date of issuance. The CWAM total incentive compensation pool, including cash and the two incentive plans, is based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

Analysts and portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios they manage. Performance of each Fund for purposes of portfolio manager compensation is measured relative to its primary benchmark. One and three year performance periods primarily drive incentive levels. Excellent performance results in advancement to a higher tier until the highest tier is reached. Higher tiers have higher base compensation levels and wider incentive compensation ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in incentive compensation levels. Incentive compensation varies by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. If a fund’s performance declines, the compensation incentives available to its analysts and portfolio manager(s) also declines.

(32)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group

Alfred F. Alley III	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid-Cap Core Funds Classification

	RiverSource Disciplined Small Cap Value	Russell 200 Value Index	Lipper Small Cap Value Funds Classification

	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification

Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive, Columbia Portfolio Builder Moderate Aggressive and Columbia Portfolio Builder Total Equity	S&P 500 Index	Lipper Large Cap Core Funds Classification

	Columbia Portfolio Builder Conservative	Barclays Capital U.S. Aggregate 1-3 Years Index and Blended: 80% Barclays Capital U.S. Aggregate 1-3 Years Index, 20% Barclays Capital U.S. Corporate High-Yield Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	Columbia Portfolio Builder Moderate Conservative	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	Columbia Portfolio Builder Moderate	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	Columbia Retirement Plus Funds	S&P 500 Index, Russell 1000 Index, Russell 1000 Value Index, Barclays Capital U.S. Aggregate Bond Index, MSCI The World Index Net, and MSCI EAFE Index Net	N/A

	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Mixed Asset Target Allocation Moderate Funds Classification

Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Growth Funds Classification

	Columbia Disciplined Large Value Quantitative	Russell 1000 Value Index	Lipper Large Cap Value Funds Classification

	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid Cap Core Funds Classification

	RiverSource Disciplined Small Cap Value	Russell 2000 Value Index	Lipper Small Cap Value Funds Classification

Fred Copper	RiverSource Disciplined International Equity	MSCI EAFE Value Index	Lipper International Multi-Cap Value Funds Classification

Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Seligman Capital	Russell MidCap TR and Russell MidCap Growth TR	Lipper Mid-Cap Growth Funds Classification

	Columbia Frontier	Russell 2000 TR and Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group

Peter Deininger and John Wilson	Seligman Growth	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Cheryl D’Hollander	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification

Michael E. Hoover	RiverSource Precious Metals and Mining	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification

Arthur J. Hurley	RiverSource Real Estate	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification

Laura A. Ostrander	RiverSource Strategic Income Allocation	Barclays Capital Government/Credit Bond Index and Blended Benchmark	Lipper Multi-Sector Income Funds Classification

(1)	A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(33)	AllianceBernstein: AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded securities, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(34)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 67% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel.

The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(35)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios;

•	Objective review of stock recommendations and the quality of primary research;

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(36)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(37)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(38)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by the short term (typically one-year) and long-term (typically three-year and five-year) performance of the accounts managed by the portfolio managers, including the fund, in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(39)	LaSalle: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program — credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan — program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	12,000,000,001 +
Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia Seligman Global Technology
Columbia Strategic Allocation
RiverSource Disciplined International Equity
RiverSource Disciplined Small Cap Value
RiverSource LaSalle Global Real Estate
RiverSource Partners International Select Growth
RiverSource Partners International Small Cap
RiverSource Small Company Index
Threadneedle Global Equity Income
Threadneedle International Opportunity
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia Minnesota Tax-Exempt
Columbia U.S. Government Mortgage
RiverSource California Tax-Exempt
RiverSource Intermediate Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S. Government
RiverSource Strategic Income Allocation
RiverSource Tax-Exempt High Income
Seligman California Municipal High-Yield
Seligman California Municipal Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	12,000,000,001 +
Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
RiverSource Balanced
RiverSource Disciplined Small and Mid Cap Equity
RiverSource LaSalle Monthly Dividend Real Estate
RiverSource Partners Fundamental Value
RiverSource Precious Metals and Mining
RiverSource Real Estate
RiverSource S&P 500 Index
Seligman Capital
Seligman Growth
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund’s net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:					Daily rate applied to fund assets

Fund	2010	2009		2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$45,313	$56,956		$38,041	(a)	0.020%
Columbia Income Builder Fund II	78,128	108,149		82,229	(a)	0.020
Columbia Income Builder Fund III	38,950	54,275		45,848	(a)	0.020
Columbia Portfolio Builder Aggressive	89,504	96,644		110,897		0.020
Columbia Portfolio Builder Conservative	45,451	36,929		26,665		0.020
Columbia Portfolio Builder Moderate	201,685	193,553		183,783		0.020
Columbia Portfolio Builder Moderate Aggressive	186,977	205,250		223,400		0.020
Columbia Portfolio Builder Moderate Conservative	75,988	72,830		62,617		0.020
Columbia Portfolio Builder Total Equity	75,724	84,413		101,924		0.020
RiverSource S&P 500 Index	69,721	101,230		158,059		0.060
RiverSource Small Company Index	293,026	446,427		738,676		0.080
For funds with fiscal period ending March 31
Columbia Equity Value	391,620	448,794		680,124		0.058
RiverSource Precious Metals and Mining	83,021	64,531		77,686		0.060
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	31,739	31,071		13,416	(b)	0.080
Columbia Recovery and Infrastructure	199,325	4,214	(c)	N/A		0.059
Columbia Retirement Plus 2010	1,647	2,441		3,623		0.020
Columbia Retirement Plus 2015	4,050	4,449		5,483		0.020
Columbia Retirement Plus 2020	4,355	4,871		7,572		0.020
Columbia Retirement Plus 2025	4,903	5,145		7,280		0.020
Columbia Retirement Plus 2030	4,981	5,001		7,160		0.020
Columbia Retirement Plus 2035	3,476	3,258		4,249		0.020
Columbia Retirement Plus 2040	2,435	2,051		4,915		0.020
Columbia Retirement Plus 2045	2,262	1,726		1,670		0.020
For funds with fiscal period ending May 31
Columbia High Yield Bond	1,077,547	722,190		1,069,014		0.065
Columbia Multi-Advisor Small Cap Value	300,718	277,260		565,329		0.080
Columbia U.S. Government Mortgage	181,856	252,478		285,601		0.070
RiverSource Partners Fundamental Value	340,508	374,303		594,407		0.060
RiverSource Short Duration U.S. Government	470,119	521,265		541,748		0.069
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	681,093	642,082		1,033,158		0.057
RiverSource Real Estate	103,295	91,566		132,646		0.060

	Administrative services fees paid in:					Daily rate applied to fund assets

Fund	2010	2009		2008
For funds with fiscal period ending July 31
Columbia Floating Rate	$282,996	$253,669		$398,924		0.070%
Columbia Income Opportunities	499,304	219,083		202,872		0.068
Columbia Inflation Protected Securities	451,332	515,776		399,972		0.069
Columbia Large Core Quantitative	1,911,088	1,094,618		1,701,542		0.050
Columbia Limited Duration Credit	317,896	123,147		115,529		0.069
Columbia Money Market	1,551,462	2,132,989		2,507,729		0.053
RiverSource Disciplined Small and Mid Cap Equity	83,767	77,180		38,114		0.060
RiverSource Disciplined Small Cap Value	40,614	34,017		30,592		0.080
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,608,739	2,122,615		2,012,548		0.057
Columbia Minnesota Tax-Exempt	235,979	212,293		215,249		0.070
RiverSource California Tax-Exempt	110,167	113,317		122,235		0.070
RiverSource New York Tax-Exempt	38,266	37,590		41,455		0.070

	2009	2008		2007
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	203,583	101,276		11,405	(d)	0.059
Columbia Large Value Quantitative	69,490	662	(e)	N/A		0.060
Columbia Diversified Equity Income	1,985,768	3,272,256		3,449,519		0.048
Columbia Mid Cap Value Opportunity	946,227	1,335,281		1,196,773		0.054
Columbia Strategic Allocation	962,590	1,505,894		1,340,234		0.076
RiverSource Balanced	331,811	519,542		623,784		0.059
RiverSource Strategic Income Allocation	137,849	115,139		21,493	(d)	0.070
Seligman California Municipal High-Yield*	7,436	N/A		N/A		0.070
Seligman California Municipal Quality*	8,837	N/A		N/A		0.070
Seligman Minnesota Municipal*	14,896	N/A		N/A		0.070
Seligman National Municipal*	42,999	N/A		N/A		0.069
Seligman New York Municipal*	17,197	N/A		N/A		0.070
Seligman TargETFund 2015*	4,585	N/A		N/A		0.060
Seligman TargETFund 2025*	5,686	N/A		N/A		0.060
Seligman TargETFund 2035*	1,661	N/A		N/A		0.060
Seligman TargETFund 2045*	835	N/A		N/A		0.060
Seligman TargETFund Core*	10,074	N/A		N/A		0.060

	Administrative services fees paid in:					Daily rate applied to fund assets

Fund	2009		2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$417,444		$373,454		$79,761	0.080%
Columbia Asia Pacific ex-Japan	7,807	(f)	N/A		N/A	0.080
Columbia Emerging Markets Bond	146,703		131,334		78,549	0.080
Columbia Emerging Markets Opportunity	280,656		498,019		503,279	0.079
Columbia European Equity	50,304		96,107		105,886	0.080
Columbia Frontier*	10,073		N/A		N/A	0.030
Columbia Global Bond	401,109		572,976		388,646	0.080
Columbia Global Equity	340,869		549,601		611,621	0.080
Columbia Global Extended Alpha	4,908		1,256	(g)	N/A	0.080
Columbia International Multi-Advisor Value	651,133		1,395,090		1,759,221	0.078
Columbia Seligman Global Technology*	102,757		N/A		N/A	0.040
RiverSource Disciplined International Equity	282,974		549,173		209,295	0.080
RiverSource Partners International Select Growth	282,773		511,522		490,174	0.080
RiverSource Partners International Small Cap	38,884		79,183		92,062	0.080
Threadneedle Global Equity Income	16,780		1,528	(g)	N/A	0.080
Threadneedle International Opportunity	281,413		460,205		540,718	0.080
For funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity	339,961		471,791		652,889	0.059
Columbia AMT-Free Tax-Exempt Bond	453,062		463,150		525,515	0.069
RiverSource Intermediate Tax-Exempt	61,016		52,367		57,618	0.070
RiverSource Tax-Exempt High Income	1,428,680		1,603,416		1,823,812	0.063
For funds with fiscal period ending December 31
Columbia Government Money Market*	41,094		N/A		N/A	0.060
Columbia Select Large-Cap Value*	76,758		N/A		N/A	0.060
Columbia Select Smaller-Cap Value*	96,841		N/A		N/A	0.080
Columbia Seligman Communications and Information*	868,517		N/A		N/A	0.050
RiverSource LaSalle Global Real Estate*	5,942		N/A		N/A	0.080
RiverSource LaSalle Monthly Dividend Real Estate*	7,968		N/A		N/A	0.060
Seligman Capital*	68,772		N/A		N/A	0.060
Seligman Growth*	299,785		N/A		N/A	0.055

*	Prior to June 15, 2009 for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman New York Municipal, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman TargETFund Core, Columbia Seligman Global Technology, Columbia Government Money Market, RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate and prior to June 29, 2009 for Seligman Capital, Columbia Frontier, Columbia Seligman Communications and Information, Seligman Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.
(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) (formerly RiverSource Service Corporation) located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”) (formerly RiverSource Fund Distributors, Inc.), an indirect wholly-owned subsidiary of Columbia Management, One Financial Center, Boston, MA 02111, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2010	2009	2008		2010	2009	2008
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$245,462	$466,216	$688,587	(a)	$(86,426)	$(21,562)	$(56,086	)(a)
Columbia Income Builder Fund II	293,969	654,937	1,279,681	(a)	(109,209)	77,641	34,001	(a)

	Sales charges paid to Distributor					Amount retained after paying commissions and other expenses
Fund	2010	2009		2008		2010	2009		2008
Columbia Income Builder Fund III	$189,070	$296,977		$831,981	(a)	$(27,745)	$(533)		$176,661	(a)
Columbia Portfolio Builder Aggressive	1,656,276	2,081,242		2,848,037		417,384	552,795		799,417
Columbia Portfolio Builder Conservative	524,245	528,590		384,348		8,450	16,829		4,989
Columbia Portfolio Builder Moderate	2,911,626	3,277,766		3,944,827		507,020	661,689		702,939
Columbia Portfolio Builder Moderate Aggressive	3,171,640	4,181,445		5,635,597		795,856	1,125,393		1,613,677
Columbia Portfolio Builder Moderate Conservative	885,194	982,012		1,088,559		111,387	153,386		140,630
Columbia Portfolio Builder Total Equity	1,059,706	1,561,130		2,257,735		202,573	319,114		471,536
RiverSource S&P 500 Index	N/A	N/A		N/A		N/A	N/A		N/A
RiverSource Small Company Index	265,422	365,094		563,878		265,422	317,088		117,897
For funds with fiscal period ending March 31
Columbia Equity Value	245,798	374,068		496,313		28,520	65,246		16,594
RiverSource Precious Metals and Mining	224,264	159,379		192,503		6,986	55,468		50,572
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	44,207	57,137		149,480	(b)	2,401	5,429		46,196	(b)
Columbia Recovery and Infrastructure	1,817,351	221,190	(c)	N/A		337,598	(7,085	)(c)	N/A
Columbia Retirement Plus 2010	6,098	7,536		32,694		2,480	1,465		11,266
Columbia Retirement Plus 2015	12,014	17,354		70,298		5,364	5,173		50,360
Columbia Retirement Plus 2020	20,614	26,015		41,850		8,068	12,539		21,519
Columbia Retirement Plus 2025	15,117	21,208		49,187		6,222	7,872		25,003
Columbia Retirement Plus 2030	14,540	19,999		51,530		5,797	9,336		28,063
Columbia Retirement Plus 2035	11,125	14,670		31,469		5,669	6,101		19,162
Columbia Retirement Plus 2040	18,304	17,700		39,332		8,927	8,815		21,208
Columbia Retirement Plus 2045	15,018	16,697		23,890		6,063	6,510		12,087
For funds with fiscal period ending May 31
Columbia High Yield Bond	1,321,507	974,983		882,107		297,716	108,896		41,174
Columbia Multi-Advisor Small Cap Value	305,205	287,969		607,350		56,453	38,780		117,005
Columbia U.S. Government Mortgage	109,683	101,207		136,891		(17,796)	(70,344)		(116,397)
RiverSource Partners Fundamental Value	340,583	494,967		766,263		14,174	43,220		58,252
RiverSource Short Duration U.S. Government	392,239	530,165		660,354		35,955	107,433		(152,827)

	Sales charges paid to Distributor					Amount retained after paying commissions and other expenses
Fund	2010	2009		2008		2010	2009		2008
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	$1,058,723	$798,182		$1,648,530		$175,949	$39,934		$206,622
RiverSource Real Estate	80,410	98,301		211,915		15,331	18,158		63,306
For funds with fiscal period ending July 31
Columbia Floating Rate	240,774	189,836		380,143		(11,075)	11,806		(174,369)
Columbia Income Opportunities	1,196,954	951,690		135,655		271,045	251,745		(11,090)
Columbia Inflation Protected Securities	236,120	332,292		407,706		15,969	101,013		51,044
Columbia Large Core Quantitative	1,610,548	261,402		412,821		377,765	67,822		85,890
Columbia Limited Duration Credit	1,033,053	145,544		92,255		119,494	17,573		9,475
Columbia Money Market	106,803	367,743		339,219		106,058	367,712		339,111
RiverSource Disciplined Small and Mid Cap Equity	25,721	24,097		26,228		7,017	7,132		7,923
RiverSource Disciplined Small Cap Value	5,507	8,386		6,647		1,133	2,011		1,943
For funds with fiscal period ending August 31
Columbia Diversified Bond	1,584,251	1,922,949		1,992,222		77,260	(92,219)		176,513
Columbia Minnesota Tax-Exempt	551,051	406,782		463,447		2,712	84,001		37,217
RiverSource California Tax-Exempt	96,842	92,347		91,928		13,668	9,806		5,945
RiverSource New York Tax-Exempt	31,250	20,992		29,401		6,331	8,033		8,217

	2009	2008		2007		2009	2008		2007
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	$3,383,179	$6,331,545		$9,553,810		$496,151	$1,204,186		$1,407,616
Columbia Large Growth Quantitative	69,425	87,685		20,834	(d)	15,099	30,621		5,197	(d)
Columbia Large Value Quantitative	2,270	0	(e)	N/A		566	0	(e)	N/A
Columbia Mid Cap Value Opportunity	954,172	2,444,490		3,538,910		207,568	898,395		862,120
Columbia Strategic Allocation	2,055,294	5,371,458		8,570,846		347,495	1,321,113		1,738,063
RiverSource Balanced	189,413	287,586		474,702		39,038	36,359		32,524
RiverSource Strategic Income Allocation	600,969	400,285		267,319	(d)	2,484	28,302		26,129	(d)
Seligman California Municipal High-Yield	37,316	98,702		18,611		36,272	13,104		3,125
Seligman California Municipal Quality	60,005	37,798		15,149		56,335	5,413		2,159
Seligman Minnesota Municipal	66,716	49,497		35,607		55,756	6,427		4,740
Seligman National Municipal	222,346	57,892		18,992		199,904	7,651		3,601
Seligman New York Municipal	166,632	48,724		31,659		157,302	7,550		6,334
Seligman TargETFund 2015	22,260	77,218		242,913		22,260	9,521		25,977
Seligman TargETFund 2025	26,925	79,939		188,122		26,925	9,918		19,976
Seligman TargETFund 2035	3,094	13,483		13,573		2,975	1,677		1,493
Seligman TargETFund 2045	7,658	27,815		7,910		7,508	3,493		791
Seligman TargETFund Core	24,251	126,638		297,932		24,251	15,617		30,512

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2009	2008		2007	2009	2008		2007
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	118,256	288,047		10,519	40,664	52,383		3,448
Columbia Asia Pacific ex-Japan(f)	N/A	N/A		N/A	N/A	N/A		N/A
Columbia Emerging Markets Bond	70,770	41,906		25,743	28,245	10,486		1,421
Columbia Emerging Markets Opportunity	558,505	780,872		886,062	140,308	(4,109,358)		(7,004,024)
Columbia European Equity	68,398	124,828		226,464	19,191	35,391		90,745
Columbia Frontier	1,357	10,431		25,638	735	1,351		3,856
Columbia Global Bond	218,412	391,577		314,002	32,697	118,930		215,442
Columbia Global Equity	361,007	800,774		896,578	60,748	114,011		99,098
Columbia Global Extended Alpha	8,674	1,795	(g)	N/A	3,445	307	(g)	N/A
Columbia Multi-Advisor International Value	580,503	1,584,444		4,085,674	68,413	235,164		641,699
Columbia Seligman Global Technology	221,563	265,528		309,290	184,936	233,685		274,719
RiverSource Disciplined International Equity	61,779	168,692		130,761	8,596	36,899		14,894
RiverSource Partners International Select Growth	213,399	560,302		885,940	43,200	118,125		226,007
RiverSource Partners International Small Cap	53,930	88,479		164,026	26,245	20,053		19,649
Threadneedle Global Equity Income	38,564	18,558	(g)	N/A	7,576	4,340	(g)	N/A
Threadneedle International Opportunity	168,431	319,850		501,090	37,276	49,744		56,669
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	477,836	319,831		313,115	100,280	64,831		(19,725)
Columbia Mid Cap Growth Opportunity	453,947	360,393		608,683	131,709	59,123		115,052
RiverSource Intermediate Tax-Exempt	75,578	59,348		62,985	3,223	(792)		(10,183)
RiverSource Tax-Exempt High Income	1,164,712	1,042,555		1,182,244	192,881	151,444		181,059
For funds with fiscal period ending December 31
Columbia Government Money Market	22,845	N/A		N/A	22,830	N/A		N/A
Columbia Select Large-Cap Value	83,550	112,370		67,382	72,301	14,405		8,773
Columbia Select Smaller-Cap Value	73,571	31,742		65,218	39,883	4,542		8,361
Columbia Seligman Communications and Information	3,487,463	1,478,105		2,850,171	3,197,170	187,649		320,100
RiverSource LaSalle Global Real Estate	14,337	4,931		439,574	13,946	638		50,672
RiverSource LaSalle Monthly Dividend Real Estate	15,219	19,987		95,027	14,907	2,839		10,193
Seligman Capital	30,899	34,577		66,383	27,966	6,030		11,356
Seligman Growth	336,636	43,178		48,116	115,283	11,948		10,926

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(e)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(f)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(g)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class R (formerly Class R2)	up to 0.50%	up to 0.25%	0.50%(a),(c)
Class R3	0.25%	0.25%(d)	0.50%(d)
Class R4	None	0.25%(d)	0.25%(d)
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.
(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.
(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A	Class B	Class C	Class D*	Class R*	Class R3	Class W
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$471,671	$273,352	$105,503	N/A	N/A	N/A	N/A
Columbia Income Builder Fund II	843,392	386,458	146,186	N/A	N/A	N/A	N/A
Columbia Income Builder Fund III	420,462	181,976	83,149	N/A	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive	906,136	651,430	196,648	N/A	N/A	N/A	N/A
Columbia Portfolio Builder Conservative	427,544	415,794	145,696	N/A	N/A	N/A	N/A
Columbia Portfolio Builder Moderate	2,010,066	1,572,878	469,838	N/A	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	1,896,292	1,394,436	362,267	N/A	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	744,235	615,354	206,862	N/A	N/A	N/A	N/A
Columbia Portfolio Builder Total Equity	769,440	529,603	177,552	N/A	N/A	N/A	N/A
RiverSource S&P 500 Index	N/A	N/A	N/A	$54,437	N/A	N/A	N/A
RiverSource Small Company Index	781,451	482,501	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending March 31
Columbia Equity Value	1,484,672	513,603	42,567	N/A	$52	$369	$8
RiverSource Precious Metals and Mining	303,284	137,925	31,060	N/A	N/A	N/A	N/A
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	80,959	14,686	19,355	N/A	N/A	N/A	N/A
Columbia Recovery and Infrastructure(a)	573,841	125,316	127,106	N/A	93	39	N/A
Columbia Retirement Plus 2010	7,863	N/A	N/A	N/A	18	10	N/A
Columbia Retirement Plus 2015	12,794	N/A	N/A	N/A	18	10	N/A
Columbia Retirement Plus 2020	11,607	N/A	N/A	N/A	146	8	N/A
Columbia Retirement Plus 2025	6,809	N/A	N/A	N/A	97	8	N/A
Columbia Retirement Plus 2030	10,004	N/A	N/A	N/A	45	13	N/A
Columbia Retirement Plus 2035	4,104	N/A	N/A	N/A	17	8	N/A
Columbia Retirement Plus 2040	3,831	N/A	N/A	N/A	50	70	N/A
Columbia Retirement Plus 2045	3,364	N/A	N/A	N/A	18	8	N/A
For funds with fiscal period ending May 31
Columbia High Yield Bond	3,126,170	1,016,761	599,062	N/A	19,571	5,898	263,891
Columbia Multi-Advisor Small Cap Value	629,566	635,056	71,205	N/A	2,666	433	N/A
Columbia U.S. Government Mortgage	195,150	198,412	44,904	N/A	N/A	N/A	N/A
RiverSource Partners Fundamental Value	846,835	604,556	88,558	N/A	N/A	N/A	N/A
RiverSource Short Duration U.S. Government	1,289,353	810,418	242,435	N/A	11,521	N/A	12
For funds with fiscal period ending June 30
Columbia Dividend Opportunity	2,335,959	777,706	197,105	N/A	228	11	10
RiverSource Real Estate	128,018	64,833	11,302	N/A	N/A	N/A	6

Fund	Class A	Class B	Class C	Class D*	Class R*	Class R3	Class W
For funds with fiscal period ending July 31
Columbia Floating Rate	$661,379	$129,749	$172,291	N/A	N/A	N/A	$11
Columbia Income Opportunities	1,165,157	362,360	508,953	N/A	N/A	N/A	N/A
Columbia Inflation Protected Securities	676,148	221,294	156,599	N/A	$5,707	N/A	401,982
Columbia Large Core Quantitative	6,447,567	1,947,821	209,143	N/A	9,201	$14	1,372,152
Columbia Limited Duration Credit	710,400	120,305	341,535	N/A	N/A	N/A	12
Columbia Money Market	2,064,367	421,815	29,890	N/A	5	N/A	14,212
RiverSource Disciplined Small and Mid Cap Equity	25,573	9,144	2,729	N/A	N/A	N/A	265,113
RiverSource Disciplined Small Cap Value	19,337	2,362	1,006	N/A	17	12	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	7,117,570	1,741,108	582,197	N/A	2,116	26	1,070,556
Columbia Minnesota Tax-Exempt	779,724	88,473	163,760	N/A	N/A	N/A	N/A
RiverSource California Tax-Exempt	379,034	25,963	31,712	N/A	N/A	N/A	N/A
RiverSource New York Tax-Exempt	129,187	19,927	9,978	N/A	N/A	N/A	N/A
For funds with fiscal period ending September 30
Columbia Diversified Equity Income	7,673,291	4,133,298	654,310	N/A	32,750	224,770	7
Columbia Large Growth Quantitative	285,822	31,420	14,405	N/A	31	16	148,342
Columbia Large Value Quantitative	2,658	717	132	N/A	33	16	203,257
Columbia Mid Cap Value Opportunity	2,975,723	1,048,865	359,404	N/A	56,692	82,312	7
Columbia Strategic Allocation	2,727,681	1,272,157	456,933	N/A	16	8	N/A
RiverSource Balanced	1,240,431	190,901	34,422	N/A	54	N/A	N/A
RiverSource Strategic Income Allocation	421,534	206,718	76,158	N/A	23	11	N/A
Seligman California Municipal High-Yield	42,842	N/A	54,350	N/A	N/A	N/A	N/A
Seligman California Municipal Quality	54,798	N/A	34,584	N/A	N/A	N/A	N/A
Seligman Minnesota Municipal	99,128	N/A	9,092	N/A	N/A	N/A	N/A
Seligman National Municipal	461,232	N/A	105,746	N/A	N/A	N/A	N/A
Seligman New York Municipal	99,753	N/A	67,646	N/A	N/A	N/A	N/A
Seligman TargETFund 2015	29,037	N/A	116,119	N/A	7,361	N/A	N/A
Seligman TargETFund 2025	34,200	N/A	114,588	N/A	11,757	N/A	N/A
Seligman TargETFund 2035	10,620	N/A	17,945	N/A	6,060	N/A	N/A
Seligman TargETFund 2045	6,401	N/A	6,705	N/A	3,486	N/A	N/A
Seligman TargETFund Core	45,600	N/A	289,930	N/A	41,727	N/A	N/A

Fund	Class A	Class B	Class C	Class D*	Class R*	Class R3	Class W
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$416,349	$35,353	$98,315	N/A	N/A	N/A	$530,074
Columbia Asia Pacific ex-Japan(b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Emerging Markets Bond	35,486	15,974	3,265	N/A	N/A	N/A	254,174
Columbia Emerging Markets Opportunity	715,248	302,533	99,973	N/A	$13,518	N/A	N/A
Columbia European Equity	134,391	81,471	9,558	N/A	N/A	N/A	N/A
Columbia Frontier	56,264	11,282	86,834	N/A	453	$3	N/A
Columbia Global Bond	593,225	367,588	44,351	N/A	N/A	N/A	147,100
Columbia Global Equity	884,744	362,565	57,394	N/A	192	8	8
Columbia Global Extended Alpha	5,199	2,820	1,035	N/A	36	18	N/A
Columbia Multi-Advisor International Value	1,476,812	892,831	106,186	N/A	N/A	N/A	N/A
Columbia Seligman Global Technology	469,642	85,618	559,118	N/A	15,300	3	N/A
RiverSource Disciplined International Equity	115,524	76,758	9,922	N/A	15	7	530,215
RiverSource Partners International Select Growth	414,628	250,377	42,614	N/A	110	N/A	N/A
RiverSource Partners International Small Cap	57,422	42,653	4,096	N/A	N/A	N/A	N/A
Threadneedle Global Equity Income	38,589	17,080	2,551	N/A	36	18	N/A
Threadneedle International Opportunity	576,787	226,132	30,118	N/A	1,240	8	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	1,580,370	189,971	72,103	N/A	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	1,123,363	500,167	46,013	N/A	N/A	N/A	N/A
RiverSource Intermediate Tax-Exempt	197,660	44,588	36,432	N/A	N/A	N/A	N/A
RiverSource Tax-Exempt High Income	5,482,675	487,040	137,058	N/A	N/A	N/A	N/A
For funds with fiscal period ending December 31
Columbia Government Money Market(c)	54,819	51,551	133,682	N/A	6,985	N/A	N/A
Columbia Seligman Communications and Information	5,402,710	1,008,895	5,611,229	N/A	133,982	11	N/A
Columbia Select Large-Cap Value	324,397	67,910	372,709	N/A	34,736	6	N/A
Columbia Select Smaller-Cap Value	274,250	132,950	382,137	N/A	43,885	5	N/A
RiverSource LaSalle Global Real Estate	15,681	N/A	27,290	N/A	248	6	N/A
RiverSource LaSalle Monthly Dividend Real Estate	15,884	20,254	84,243	N/A	15,651	6	N/A
Seligman Capital	350,797	65,892	404,801	N/A	42,283	6	N/A
Seligman Growth	1,283,827	316,419	239,516	N/A	4,129	5	N/A

*	Effective Sept. 7, 2010, Class D was renamed as Class A and Class R2 was renamed as Class R.
(a)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(b)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(c)	Effective March 27, 2009, Class C2 shares converted to Class A shares. The amount attributable to Class C2 prior to the conversion is $4,804.

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2010 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia 120/20 Contrarian Equity Fund	$83,000	5.34%	$17,000	0.82%
Columbia Absolute Return Currency and Income Fund	58,000	4.20%	19,000	0.36%
Columbia AMT-Free Tax-Exempt Bond Fund	372,000	2.73%	84,000	0.87%
Columbia Diversified Bond Fund	7,421,000	4.42%	783,000	1.29%
Columbia Diversified Equity Income Fund	15,146,000	4.63%	753,000	1.14%
Columbia Dividend Opportunity Fund	3,160,000	4.35%	230,000	1.01%
Columbia Emerging Markets Bond Fund	107,000	2.85%	52,000	3.38%
Columbia Emerging Markets Opportunity Fund	1,096,000	2.58%	1,496,000	4.30%
Columbia Equity Value Fund	1,495,000	3.47%	59,000	1.32%
Columbia European Equity Fund	179,000	3.35%	22,000	1.73%
Columbia Floating Rate Fund	718,000	5.45%	145,000	0.68%
Columbia Frontier Fund	15,000	0.14%	1,294,000	12.29%
Columbia Global Bond Fund	1,130,000	4.36%	83,000	1.43%
Columbia Global Equity Fund	1,321,000	4.49%	1,518,000	15.96%
Columbia Global Extended Alpha Fund	37,000	10.10%	1,000	0.67%
Columbia Government Money Market Fund	92,000	2.13%	2,847,000	18.16%
Columbia High Yield Bond Fund	3,225,000	3.51%	8,946,000	12.49%
Columbia Income Builder Fund	1,718,000	7.31%	105,000	0.74%
Columbia Income Builder Fund II	2,301,000	7.02%	97,000	0.61%
Columbia Income Builder Fund III	1,182,000	7.53%	62,000	0.70%
Columbia Income Opportunities Fund	1,550,000	4.33%	212,000	0.35%
Columbia Inflation Protected Securities Fund	1,055,000	5.20%	179,000	1.04%
Columbia Large Core Quantitative Fund	10,407,000	5.12%	1,342,000	6.10%
Columbia Large Growth Quantitative Fund	157,000	4.85%	11,000	0.67%
Columbia Large Value Quantitative Fund	4,000	1.94%	1,000	1.10%
Columbia Limited Duration Credit Fund	541,000	3.44%	387,000	0.79%
Columbia Mid Cap Growth Opportunity Fund	1,527,000	N/A	88,000	0.73%
Columbia Mid Cap Value Opportunity Fund	4,111,000	3.43%	279,000	0.64%
Columbia Minnesota Tax-Exempt fund	187,000	2.05%	168,000	0.87%
Columbia Money Market Fund	5,787,000	12.85%	26,000	0.33%
Columbia Multi-Advisor International Value Fund	3,708,000	5.77%	175,000	1.96%
Columbia Multi-Advisor Small Cap Value Fund	1,809,000	3.07%	109,000	1.45%
Columbia Portfolio Builder Aggressive Fund	3,030,000	4.32%	170,000	0.62%
Columbia Portfolio Builder Conservative Fund	2,093,000	5.36%	169,000	0.78%
Columbia Portfolio Builder Moderate Aggressive Fund	6,581,000	4.49%	1,177,000	2.30%
Columbia Portfolio Builder Moderate Conservative Fund	3,079,000	5.08%	269,000	0.90%
Columbia Portfolio Builder Moderate Fund	7,877,000	4.63%	1,561,000	2.17%
Columbia Portfolio Builder Total Equity Fund	2,563,000	4.68%	1,377,000	5.29%
Columbia Recovery and Infrastructure Fund	317,000	1.55%	130,000	0.45%
Columbia Select Large-Cap Value Fund	101,000	1.90%	3,010,000	6.96%

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Select Smaller-Cap Value Fund	$722,000	2.20%	$2,781,000	6.14%
Columbia Seligman Communications and Information Fund	865,000	1.01%	20,528,000	3.10%
Columbia Seligman Global Technology Fund	505,000	2.25%	4,631,000	6.30%
Columbia Strategic Allocation Fund	6,013,000	6.61%	409,000	1.11%
Columbia U.S. Government Mortgage Fund	845,000	4.81%	52,000	0.90%
RiverSource Balanced Fund	704,000	4.45%	1,477,000	16.33%
RiverSource California Tax-Exempt Fund	75,000	2.88%	30,000	0.89%
RiverSource Disciplined International Equity Fund	321,000	5.81%	14,000	1.52%
RiverSource Disciplined Small and Mid Cap Equity Fund	50,000	6.37%	5,000	2.44%
RiverSource Disciplined Small Cap Value Fund	16,000	9.43%	2,000	1.66%
RiverSource Intermediate Tax-Exempt Fund	109,000	3.43%	54,000	0.82%
RiverSource LaSalle Global Real Estate Fund	N/A	N/A	788,000	35.06%
RiverSource LaSalle Monthly Dividend Real Estate Fund	27,000	1.16%	317,000	14.10%
RiverSource New York Tax-Exempt Fund	54,000	2.85%	11,000	0.10%
RiverSource Partners Fundamental Value Fund	2,349,000	4.69%	128,000	12.88%
RiverSource Partners International Select Growth Fund	944,000	4.53%	2,023,000	24.87%
RiverSource Partners International Small Cap Fund	213,000	4.09%	2,000	0.03%
RiverSource Precious Metals and Mining Fund	364,000	2.61%	42,000	0.19%
RiverSource Real Estate Fund	384,000	5.38%	15,000	0.32%
RiverSource Short Duration U.S. Government Fund	3,429,000	5.28%	1,491,000	93.39%
RiverSource Small Company Index Fund	1,330,000	3.12%	N/A	N/A
RiverSource Strategic Income Allocation Fund	1,143,000	4.15%	119,000	0.63%
RiverSource Tax-Exempt High Income Fund	835,000	2.38%	182,000	1.06%
Seligman California Municipal High-Yield Fund	N/A	N/A	242,000	4.19%
Seligman California Municipal Quality Fund	N/A	N/A	203,000	6.00%
Seligman Capital Fund	68,000	1.72%	5,273,000	12.95%
Seligman Growth Fund	3,750,000	4.29%	2,110,000	8.12%
Seligman Minnesota Municipal Fund	N/A	N/A	93,000	5.84%
Seligman National Municipal Fund	N/A	N/A	2,282,000	6.73%
Seligman New York Municipal Fund	N/A	N/A	265,000	3.12%
Seligman TargETFund 2015	N/A	N/A	982,000	10.39%
Seligman TargETFund 2025	N/A	N/A	1,063,000	8.43%
Seligman TargETFund 2035	N/A	N/A	328,000	12.46%
Seligman TargETFund 2045	N/A	N/A	192,000	17.84%
Seligman TargETFund Core	N/A	N/A	1,787,000	7.24%
Threadneedle Global Equity Income Fund	87,000	3.93%	6,000	0.95%
Threadneedle International Opportunity Fund	716,000	3.95%	62,000	0.85%

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

Marketing and Sales Support

Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary’s personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary’s organization, including placement of the fund on the financial intermediary’s preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

•	ACS HR Solutions

•	ADP Broker-Dealer, Inc.

•	American Century Investment Management, Inc. and American Century Investment Services, Inc.

•	Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

•	Associated Securities Corp.

•	Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	Citigroup Global Markets Inc.

•	Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

•	Digital Retirement Solutions, Inc.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	FTJ Fund Choice, LLC

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	ICMA-RC Services LLC

•	ING Institutional Plan Services, LLC

•	ING Life Insurance and Annuity Company

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company

•	ML Life Insurance Company of New York

•	Morgan Stanley & Co., Inc.

•	MSCS Financial Services, LLC

•	Mutual Service Corporation

•	Nationwide Financial Services, Inc.

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	The Retirement Plan Company, LLC

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	TD Ameritrade Trust Company

•	The Princeton Retirement Group, Inc. and GPC Securities, Inc.

•	UBS Financial Services, Inc.

•	UVest Financial Services Group, Inc.

•	The Vanguard Group, Inc.

•	Vertical Management Systems, Inc.

•	Wachovia Bank NA

•	Waterstone Financial Group, Inc.

•	Wells Fargo Advisors Financial Network, LLC

•	Wells Fargo Bank N.A.

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments

The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a

Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 25. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Frontier Fund, Inc.	7/9/84	12/10/84	Corporation	MD	10/31	Yes
Columbia Seligman Communications and Information Fund, Inc.(19)	10/8/82	6/23/83	Corporation	MD	12/31	Yes
RiverSource Bond Series, Inc.(2)	4/29/81, 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Floating Rate Fund		2/16/06				Yes
Columbia Income Opportunities Fund		6/19/03				Yes
Columbia Inflation Protected Securities Fund		3/4/04				No
Columbia Limited Duration Credit Fund(19)		6/19/03				Yes
RiverSource California Tax-Exempt Trust	4/7/86		Business Trust	MA	8/31(10)
RiverSource California Tax-Exempt Fund		8/18/86				No
RiverSource Dimensions Series, Inc.	2/20/68, 4/8/86(1)		Corporation	NV/MN	7/31
RiverSource Disciplined Small and Mid Cap Equity Fund		5/18/06				Yes
RiverSource Disciplined Small Cap Value Fund		2/16/06				Yes
RiverSource Diversified Income Series, Inc.(2)	6/27/74, 4/8/86(1)		Corporation	NV/MN	8/31
Columbia Diversified Bond Fund(3)		10/3/74				Yes
RiverSource Equity Series, Inc.	3/18/57, 4/8/86(1)		Corporation	NV/MN	11/30
Columbia Mid Cap Growth Opportunity Fund(4),(19)		6/4/57				Yes
RiverSource Global Series, Inc.	10/28/88		Corporation	MN	10/31
Columbia Absolute Return Currency and Income Fund		6/15/06				Yes
Columbia Emerging Markets Bond Fund		2/16/06				No
Columbia Global Bond Fund		3/20/89				No
Columbia Emerging Markets Opportunity Fund(4),(5),(11),(19)		11/13/96				Yes
Columbia Global Equity Fund(5),(6),(11)		5/29/90				Yes
Columbia Global Extended Alpha Fund		8/1/08				Yes
Threadneedle Global Equity Income Fund		8/1/08				Yes
RiverSource Government Income Series, Inc.	3/12/85		Corporation	MN	5/31
Columbia U.S. Government Mortgage Fund		2/14/02				Yes
RiverSource Short Duration U.S. Government Fund(3)		8/19/85				Yes
Columbia Government Money Market Fund, Inc.(17)	6/29/76	1/31/77	Corporation	MD	12/31	Yes
RiverSource High Yield Income Series, Inc.	8/17/83		Corporation	MN	5/31
Columbia High Yield Bond Fund(3)		12/8/83				Yes
RiverSource Income Series, Inc.	2/10/45; 4/8/86(1)		Corporation	NV/MN	1/31(7)
Columbia Income Builder Fund(19)		2/16/06				Yes
Columbia Income Builder Fund II(19)		2/16/06				Yes
Columbia Income Builder Fund III(19)		2/16/06				Yes
RiverSource International Managers Series, Inc.(2)	5/9/01		Corporation	MN	10/31
Columbia Multi-Advisor International Value Fund(11),(19)		9/28/01				Yes
RiverSource Partners International Select Growth Fund(11)		9/28/01				Yes
RiverSource Partners International Small Cap Fund(11)		10/3/02				Yes

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
RiverSource International Series, Inc.(2)	7/18/84		Corporation	MN	10/31
Columbia Asia Pacific ex-Japan Fund(19)		7/15/09				Yes
Columbia European Equity Fund(5),(11)		6/26/00				Yes
RiverSource Disciplined International Equity Fund		5/18/06				Yes
Threadneedle International Opportunity Fund(4),(5),(11)		11/15/84				Yes
RiverSource Investment Series, Inc.	1/18/40; 4/8/86(1)		Corporation	NV/MN	9/30
Columbia Diversified Equity Income Fund		10/15/90				Yes
Columbia Large Quantitative Growth Fund(19)		5/17/07				Yes
Columbia Large Quantitative Value Fund(19)		8/1/08				Yes
Columbia Mid Cap Value Opportunity Fund(19)		2/14/02				Yes
RiverSource Balanced Fund(4)		4/16/40				Yes
RiverSource Large Cap Series, Inc.(2)	5/21/70, 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Large Core Quantitative Fund(4),(19)		4/24/03				Yes
RiverSource Managers Series, Inc.(2)	3/20/01		Corporation	MN	5/31
Columbia Multi-Advisor Small Cap Value Fund(11),(19)		6/18/01				Yes
RiverSource Partners Fundamental Value Fund(11)		6/18/01				Yes
RiverSource Market Advantage Series, Inc.	8/25/89		Corporation	MN	1/31
Columbia Portfolio Builder Conservative Fund		3/4/04				Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04				Yes
Columbia Portfolio Builder Moderate Fund		3/4/04				Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04				Yes
Columbia Portfolio Builder Aggressive Fund		3/4/04				Yes
Columbia Portfolio Builder Total Equity Fund		3/4/04				Yes
RiverSource S&P 500 Index Fund		10/25/99				Yes
RiverSource Small Company Index Fund		8/19/96				Yes
RiverSource Money Market Series, Inc.	8/22/75; 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Money Market Fund(19)		10/6/75				Yes
RiverSource Sector Series, Inc.	3/25/88		Corporation	MN	6/30
Columbia Dividend Opportunity Fund(8)		8/1/88				Yes
RiverSource Real Estate Fund		3/4/04				No
RiverSource Selected Series, Inc.	10/5/84		Corporation	MN	3/31
RiverSource Precious Metals and Mining Fund(9)		4/22/85				No
RiverSource Series Trust(14)	1/27/06		Business Trust	MA	4/30
Columbia 120/20 Contrarian Equity Fund		10/18/07				Yes
Columbia Marsico Flexible Capital Fund		9/28/10				No
Columbia Recovery and Infrastructure Fund		2/19/09				No
Columbia Retirement Plus 2010 Fund		5/18/06				Yes
Columbia Retirement Plus 2015 Fund		5/18/06				Yes
Columbia Retirement Plus 2020 Fund		5/18/06				Yes
Columbia Retirement Plus 2025 Fund		5/18/06				Yes
Columbia Retirement Plus 2030 Fund		5/18/06				Yes
Columbia Retirement Plus 2035 Fund		5/18/06				Yes
Columbia Retirement Plus 2040 Fund		5/18/06				Yes
Columbia Retirement Plus 2045 Fund		5/18/06				Yes
RiverSource Short Term Investments Series, Inc.(15)	4/23/68, 4/8/86(1)		Corporation	NV/MN	7/31
Columbia Short-Term Cash Fund		9/26/06				Yes
RiverSource Special Tax-Exempt Series Trust	4/7/86		Business Trust	MA	8/31(10)

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Minnesota Tax-Exempt Fund		8/18/86				No
RiverSource New York Tax-Exempt Fund		8/18/86				No
RiverSource Strategic Allocation Series, Inc.(2)	10/9/84		Corporation	MN	9/30
Columbia Strategic Allocation Fund(4)		1/23/85				Yes
RiverSource Strategic Income Allocation Fund		5/17/07				Yes
RiverSource Strategy Series, Inc.	1/24/84		Corporation	MN	3/31
Columbia Equity Value Fund		5/14/84				Yes
RiverSource Tax-Exempt Income Series, Inc.(2)	12/21/78; 4/8/86(1)		Corporation	NV/MN	11/30
RiverSource Tax-Exempt High Income Fund(4)		5/7/79				Yes
RiverSource Tax-Exempt Series, Inc.	9/30/76, 4/8/86(1)		Corporation	NV/MN	11/30
Columbia AMT-Free Tax-Exempt Bond Fund(19)		11/24/76				Yes
RiverSource Intermediate Tax-Exempt Fund		11/13/96				Yes
RiverSource Variable Series Trust(12)	9/11/07		Business Trust	MA	12/31
Disciplined Asset Allocation Portfolios – Aggressive		5/1/08				Yes
Disciplined Asset Allocation Portfolios – Conservative		5/1/08				Yes
Disciplined Asset Allocation Portfolios – Moderate		5/1/08				Yes
Disciplined Asset Allocation Portfolios – Moderately Aggressive		5/1/08				Yes
Disciplined Asset Allocation Portfolios – Moderately Conservative		5/1/08				Yes
RiverSource Variable Portfolio – Balanced Fund(4)		4/30/86				Yes
RiverSource Variable Portfolio – Cash Management Fund		10/31/81				Yes
RiverSource Variable Portfolio – Core Equity Fund		9/10/04				Yes
RiverSource Variable Portfolio – Diversified Bond Fund(3)		10/13/81				Yes
RiverSource Variable Portfolio – Diversified Equity Income Fund		9/15/99				Yes
RiverSource Variable Portfolio – Dynamic Equity Fund(5),(16)		10/13/81				Yes
RiverSource Variable Portfolio – Global Bond Fund		5/1/96				No
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund(13)		9/13/04				No
RiverSource Variable Portfolio – High Yield Bond Fund(3)		5/1/96				Yes
RiverSource Variable Portfolio – Income Opportunities Fund		6/1/04				Yes
RiverSource Variable Portfolio – Mid Cap Growth Fund(4)		5/1/01				Yes
RiverSource Variable Portfolio – Mid Cap Value Fund		5/2/05				Yes
RiverSource Variable Portfolio – S&P 500 Index Fund		5/1/00				Yes
RiverSource Variable Portfolio – Short Duration U.S. Government Fund(3)		9/15/99				Yes
Seligman Variable Portfolio – Growth Fund(16)		9/15/99				Yes
Seligman Variable Portfolio – Larger-Cap Value Fund(16)		02/4/04				Yes
Seligman Variable Portfolio – Smaller-Cap Value Fund(16)		9/15/99				Yes
Threadneedle Variable Portfolio – Emerging Markets Fund(4),(5),(11)		5/1/00				Yes
Threadneedle Variable Portfolio – International Opportunity Fund(4),(5),(11)		1/13/92				Yes
Variable Portfolio — Aggressive Portfolio		4/14/10				Yes
Variable Portfolio — AllianceBernstein International Value Fund		4/14/10				Yes
Variable Portfolio — American Century Diversified Bond Fund		4/14/10				Yes
Variable Portfolio — American Century Growth Fund		4/14/10				Yes
Variable Portfolio — Columbia Wanger International Equities Fund		4/14/10				Yes
Variable Portfolio — Columbia Wanger U.S. Equities Fund		4/14/10				Yes
Variable Portfolio — Conservative Portfolio		4/14/10				Yes
Variable Portfolio — Davis New York Venture Fund(11), (18)		5/1/06				Yes

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Variable Portfolio — Eaton Vance Floating-Rate Income Fund		4/14/10				Yes
Variable Portfolio — Goldman Sachs Mid Cap Value Fund(11), (18)		2/4/04				Yes
Variable Portfolio — Invesco International Growth Fund		4/14/10				Yes
Variable Portfolio — J.P. Morgan Core Bond Fund		4/14/10				Yes
Variable Portfolio — Jennison Mid Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Marsico Growth Fund		4/14/10				Yes
Variable Portfolio — MFS Value Fund		4/14/10				Yes
Variable Portfolio — Moderate Portfolio		4/14/10				Yes
Variable Portfolio — Moderately Aggressive Portfolio		4/14/10				Yes
Variable Portfolio — Moderately Conservative Portfolio		4/14/10				Yes
Variable Portfolio — Mondrian International Small Cap Fund		4/14/10				Yes
Variable Portfolio — Morgan Stanley Global Real Estate Fund		4/14/10				No
Variable Portfolio — NFJ Dividend Value Fund		4/14/10				Yes
Variable Portfolio — Partners Small Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Partners Small Cap Value Fund(11), (18)		8/14/01				Yes
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund		4/14/10				Yes
Variable Portfolio — Pyramis International Equity Fund		4/14/10				Yes
Variable Portfolio — UBS Large Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Wells Fargo Short Duration Government Fund		4/14/10				Yes
Seligman Capital Fund, Inc.	10/21/68	10/9/69	Corporation	MD	12/31	Yes
Seligman Global Fund Series, Inc.	11/22/91		Corporation	MD	10/31
Columbia Seligman Global Technology Fund(19)		5/23/94				Yes
Seligman Growth Fund, Inc.	1/26/37	4/1/37	Corporation	MD	12/31	Yes
Seligman LaSalle Real Estate Fund Series, Inc.	5/30/03		Corporation	MD	12/31
RiverSource LaSalle Global Real Estate Fund(17)		12/29/06				No
RiverSource LaSalle Monthly Dividend Real Estate Fund(17)		7/16/03				Yes
Seligman Municipal Fund Series, Inc.	8/8/83		Corporation	MD	9/30
Seligman National Municipal Class		12/31/83				Yes
Seligman Minnesota Municipal Class		12/30/83				No
Seligman New York Municipal Class		1/3/84				No
Seligman Municipal Series Trust	7/25/84		Business Trust	MA	9/30
Seligman California Municipal High-Yield Series		11/20/84				No
Seligman California Municipal Quality Series		11/20/84				No
Seligman Portfolios, Inc.	7/1/87		Corporation	MD	12/31
Seligman Capital Portfolio		6/21/88				Yes
Seligman Common Stock Portfolio		6/21/88				Yes
Seligman Communications and Information Portfolio		10/11/94				Yes
Seligman Global Technology Portfolio		5/1/96				Yes
Seligman International Growth Portfolio		5/3/93				Yes
Seligman Investment Grade Fixed Income Portfolio		6/21/88				Yes
Seligman Large-Cap Value Portfolio		5/1/98				Yes
Seligman Smaller-Cap Value Portfolio		5/1/98				Yes
Seligman TargetHorizon ETF Portfolios, Inc.	7/6/05		Corporation	MD	9/30
Seligman TargETFund 2015		10/3/05				Yes
Seligman TargETFund 2025		10/3/05				Yes
Seligman TargETFund 2035		10/2/06				Yes
Seligman TargETFund 2045		10/2/06				Yes

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Seligman TargETFund Core		10/3/05				Yes
Seligman Value Fund Series, Inc.	1/27/97		Corporation	MD	12/31
Columbia Select Large-Cap Value Fund(19)		4/25/97				Yes
Columbia Select Smaller-Cap Value Fund(19)		4/25/97				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.
(2)	Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.
(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund.
(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.
(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.
(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(9)	Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.
(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; and RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund.
(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.
(13)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund.
(14)	Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(15)	Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.
(16)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.
(17)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.
(18)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.
(19)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource

Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

Board Members and Officers

Shareholders elect a Board that oversees a fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund’s Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders’ meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

Table 26. Board Members

Independent Board Members*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee memberships

Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 1/5/99	Chair, RiverSource and Threadneedle funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

*	Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. because he serves as an independent director of a broker-dealer that has executed transactions for a subadviser to this fund.

Board Member Affiliated with the Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds’ other officers are:

Table 27. Fund Officers

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 - January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 - April 2010; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 - December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 - October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006–2009 and Vice President – Operations and Compliance, 2004-2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Treasurer since 7/10/02	Chief Financial Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010 and Vice President – Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 – April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 – April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 - May 2005

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President – Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008;

Responsibilities of Board with respect to fund management

The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds’ service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not “interested persons” of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Carlson	MN		X			X
Carlton	NY			X	X				X
Flynn	MA						X
Jones	MD				X				X
Laikind	NY	X		X				X	X
Lewis	MN		X				X
Maher	CT	X		X					X
Paglia	NY	X		X					X
Richie	MI	X			X
Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds’ CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee — Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Distribution Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	5	5	6	4	2	6	6
For funds with fiscal period ending March 31	5	5	6	4	1	5	6
For funds with fiscal period ending April 30	5	5	6	3	0	5	6
For funds with fiscal period ending May 31	5	5	6	3	0	5	6
For funds with fiscal period ending June 30	5	5	6	2	0	5	6
For funds with fiscal period ending July 31	5	5	6	2	0	5	6
For funds with fiscal period ending August 31	5	5	6	2	0	5	7
For funds with fiscal period ending September 30	5	5	6	4	4	6	6
For funds with fiscal period ending October 31	5	5	6	4	3	6	6
For funds with fiscal period ending November 30	5	5	6	4	3	6	6
For funds with fiscal period ending December 31	5	5	6	4	2	6	6

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2009 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2009:

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income	$50,001-$100,000	Over $100,000
	Columbia Dividend Opportunity	Over $100,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	RiverSource Partners Small Cap Growth	$10,001-$50,000
	Columbia Multi-Advisor Small Cap Value	$10,001-$50,000
	RiverSource Precious Metals and Mining	$10,001-$50,000
	RiverSource Real Estate	$50,001-$100,000
	Columbia Strategic Allocation	Over $100,000
	Columbia Seligman Communication and Information Fund	$10,001-$50,000
	Seligman National Municipal Fund	$1-$10,000
	Columbia Emerging Markets Opportunity	$10,001-$50,000
	Threadneedle International Opportunity	Over $100,000
	Tri-Continental Corporation	$1-$10,000

Arne Carlson	Columbia Money Market	Over $100,000	Over $100,000
	Columbia Dividend Opportunity	$10,001-$50,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Columbia Portfolio Builder Moderate	$10,001-$50,000
	Columbia Recovery and Infrastructure	$1-$10,000
	RiverSource Short Duration U.S. Government	$1-$10,000
	Columbia Seligman Communications and Information	$10,001-$50,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Pamela Carlton	Columbia Absolute Return Currency and Income	$1-$10,000	Over $100,000**
	Columbia Money Market	$1-$10,000
	Columbia Diversified Equity Income	$10,001-$50,000
	Columbia Floating Rate*	$50,001-$100,000
	RiverSource Short Duration U.S. Government	$50,001-$100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity	$1-$10,000
	Columbia Global Equity	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Patricia M. Flynn	Columbia Portfolio Builder Moderately Aggressive*	$50,001-$100,000	Over $100,000*
	Columbia Money Market*	$10,001-$50,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Columbia Strategic Allocation*	Over $100,000
	Seligman Growth*	$50,000-$100,000
	Threadneedle International Opportunity*	$50,001-$100,000
	Tri-Continental Corporation	$10,001-$50,000

Anne P. Jones	Columbia Large Core Quantitative	$10,001-$50,000	Over $100,000
	Columbia Diversified Bond	$10,001-$50,000
	Columbia Diversified Equity Income	$10,001-$50,000
	Columbia Global Bond	Over $100,000
	Columbia High Yield Bond	Over $100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	RiverSource Short Duration U.S. Government	Over $100,000
	RiverSource Small Company Index	Over $100,000
	Columbia Strategic Allocation	$50,001-$100,000
	Seligman Growth	$10,001-$50,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Global Equity	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000

Jeffrey Laikind	Columbia 120/20 Contrarian Equity	$50,001-$100,000	Over $100,000
	Columbia Money Market	Over $100,000
	Columbia Dividend Opportunity	$50,001-$100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Currency and Income*	$10,001-$50,000
	Columbia Money Market*	$10,001-$50,000
	Columbia Diversified Bond*	$50,001-$100,000
	Columbia Diversified Equity Income*	Over $100,000
	Columbia Dividend Opportunity	$10,001-$50,000
	Columbia Emerging Markets Bond	$10,001-$50,000
	Columbia Global Bond	$10,001-$50,000
	Columbia Large Growth Quantitative*	$10,001-$50,000
	Columbia Mid Cap Growth Opportunity	$10,001-$50,000
	Columbia Strategic Allocation	$10,001-$50,000
	Columbia Seligman Communications and Information*	Over $100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity*	$50,001-$100,000
	Threadneedle Global Equity Income	$10,001-$50,000
	Threadneedle International Opportunity*	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000

John F. Maher	Columbia Money Market	$10,001-$50,000	Over $100,000**
	RiverSource LaSalle International Real Estate	$1-$10,000
	Columbia Seligman Communications and Information*	Over $100,000
	Seligman National Municipal Class	$10,001-$50,000
	Tri-Continental Corporation	$50,001-$100,000

Catherine James Paglia	Columbia Money Market*	$10,001-$50,000	Over $100,000**
	Columbia Floating Rate*	Over $100,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Leroy C. Richie	RiverSource Balanced	$1-$10,000	Over $100,000
	Columbia Large Core Quantitative	$1-$10,000
	Columbia Diversified Bond	$1-$10,000
	Columbia High Yield Bond	$1-$10,000
	RiverSource LaSalle International Real Estate	$1-$10,000
	RiverSource Partners International Select Growth	$1-$10,000
	RiverSource Short Duration U.S. Government	$1-$10,000
	Seligman Capital	$1-$10,000
	Columbia Seligman Communications and Information	$1-$10,000
	Columbia Frontier	$1-$10,000
	Columbia Seligman Global Technology	$1-$10,000
	Seligman Growth	$1-$10,000
	Columbia Select Large-Cap Value	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Select Smaller-Cap Value	$1-$10,000
	Columbia Emerging Markets Opportunity	$1-$10,000
	Columbia Global Equity	$1-$10,000
	Tri-Continental Corporation	Over $100,000

Alison Taunton-Rigby	Columbia 120/20 Contrarian Equity	$10,001-$50,000	Over $100,000
	Columbia Absolute Return Currency and Income	$50,001-$100,000
	Columbia Diversified Equity Income	$10,001-$50,000
	Columbia Income Builder Fund III	Over 100,000
	Columbia Mid Cap Value Opportunity	$50,001-$100,000
	RiverSource Partners International Select Growth	$50,001-$100,000
	Columbia Multi-Advisor Small Cap Value	$50,001-$100,000
	Columbia Strategic Allocation	$50,001-$100,000
	Columbia Seligman Communications and Information	$50,001-$100,000
	Seligman Growth	$50,001-$100,000
	Seligman LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Emerging Markets Opportunity	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000

Board Member	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Board Member
Ted Truscott	Columbia 120/20 Contrarian Equity	$50,001-$100,000	Over $	100,000
	Columbia Absolute Return Currency and Income	$50,001-$100,000
	Columbia Large Core Quantitative	Over $100,000
	RiverSource Disciplined International Equity	Over $100,000
	Columbia Large Growth Quantitative	$50,001-$100,000
	Columbia Large Value Quantitative	$50,001-$100,000
	RiverSource Disciplined Small and Mid Cap Equity	$10,001-$50,000
	Columbia Diversified Bond	Over $100,000
	Columbia Diversified Equity Income	$1-$10,000
	Columbia Dividend Opportunity	$10,001-$50,000
	Columbia Emerging Markets Bond	$10,001-$50,000
	Columbia Global Bond	Over $100,000
	Columbia High Yield Bond	Over $100,000
	Columbia Income Opportunities	$50,001-$100,000
	Columbia Inflation Protected Securities	$10,001-$50,000
	Columbia Limited Duration Credit	Over $100,000
	Columbia Mid Cap Value Opportunity	$50,001-$100,000
	RiverSource Partners International Select Growth	Over $100,000
	Columbia Multi-Advisor International Value	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000
	Columbia Retirement Plus 2035	$10,001-$50,000
	Columbia Strategic Allocation	Over $100,000
	RiverSource Strategic Income Allocation	Over $100,000
	Columbia Seligman Communications and Information	$10,001-$50,000
	Columbia Seligman Global Technology Seligman Growth	$10,001-$50,000
	Seligman LaSalle International Real Estate	$1-$10,000
	Seligman National Municipal Class	$1-$10,000
	Columbia Seligman Premium Technology Growth	$10,001-$50,000
	Columbia Emerging Markets Opportunity	$10,001-$50,000
	Columbia Global Equity	Over $100,000
	Tri-Continental Corporation	$1-$10,000

*	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Money Market	$1-$10,000
	Columbia Floating Rate	$50,001-$100,000
B. Flynn	Columbia Portfolio Builder Moderately Aggressive	$50,001-$100,000
	Columbia Money Market	$1-$10,000
	Seligman Growth	$50,001-$100,000
	Threadneedle International Opportunity	$10,001-$50,000
C. Lewis	Columbia Money Market	$10,001-$50,000
	Columbia Diversified Bond	$1-$10,000
	Columbia Absolute Return Currency and Income	$10,001-$50,000
	Columbia Large Growth Quantitative	$10,001-$50,000
	Columbia Diversified Equity Income	$50,001-$100,000
	Columbia Emerging Markets Opportunity	$50,001-$100,000
	Columbia Seligman Communications and Information	$50,001-$100,000
	Threadneedle International Opportunity	$50,001-$100,000
D. Maher	Columbia Money Market	$10,001-$50,000
	Columbia Seligman Communications and Information	Over $100,000
E. Paglia	Columbia Money Market	$10,001-$50,000
	Columbia Floating Rate	Over $100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned 3.79% of Columbia Retirement Plus 2035 Fund Class A, 1.08% of RiverSource Disciplined International Equity Fund Class A and 1.66% of Columbia 120/20 Contrarian Equity Fund Class A. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia, RiverSource, Seligman or Threadneedle fund.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Paid to Board member
Kathleen Blatz	$194,765
Arne H. Carlson	210,399
Pamela G. Carlton	187,265	(b)
Patricia M. Flynn	200,994	(b)
Anne P. Jones	197,265
Jeffrey Laikind	200,566	(b)
Stephen R. Lewis, Jr.	391,959	(b)
John F. Maher	200,000	(b)
Catherine James Paglia	197,265
Leroy Richie	189,765
Alison Taunton-Rigby	189,765

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Ms. Carlton, Ms. Flynn, Mr. Laikind, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $24,667, $92,667, $107,500, $77,333, and $200,000, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Directors, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Board Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2010, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource, Seligman or Threadneedle funds in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Income Builder Fund	*	*	*	*	*	*	*	*	*	*	*
Columbia Income Builder Fund II	*	*	*	*	*	*	*	*	*	*	*
Columbia Income Builder Fund III	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Aggressive	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Conservative	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Moderate	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Aggressive	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Conservative	*	*	*	*	*	*	*	*	*	*	*
Columbia Portfolio Builder Total Equity	*	*	*	*	*	*	*	*	*	*	*
RiverSource S&P 500 Index — total	$294	$303	$273	$282	$295	$273	$677	$265	$303	$282	$282
Amount deferred	0	0	96	91	0	25	105	265	0	0	0
RiverSource Small Company Index — total	928	954	862	887	928	862	2,129	834	954	887	887
Amount deferred	0	0	302	287	0	80	329	834	0	0	0
For funds with fiscal period ending March 31
Columbia Equity Value — total	1,720	1,744	1,604	1,653	1,744	1,604	3,776	1,561	1,744	1,629	1,629
Amount deferred	0	0	463	595	0	336	618	1,561	0	0	0
RiverSource Precious Metals and Mining — total	354	359	330	339	359	330	776	321	358	335	335
Amount deferred	0	0	96	122	0	68	127	321	0	0	0

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity — total	$103	$104	$97	$100	$104	$97	$221	$95	$104	$99	$99
Amount deferred	0	0	24	38	0	29	37	95	0	0	0
Columbia Recovery and Infrastructure — total	912	929	869	903	929	869	1,880	853	929	886	886
Amount deferred	0	0	170	366	0	333	326	853	0	0	0
Columbia Retirement Plus 2010	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2015	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2020	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2025	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2030	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2035	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2040	*	*	*	*	*	*	*	*	*	*	*
Columbia Retirement Plus 2045	*	*	*	*	*	*	*	*	*	*	*
For funds with fiscal period ending May 31
Columbia High Yield Bond — total	4,436	4,626	4,212	4,374	4,495	4,212	9,268	4,114	4,495	4,271	4,271
Amount deferred	0	0	890	1,720	0	1,490	1,594	4,114	0	0	0
Columbia Multi-Advisor Small Cap Value — total	980	1,025	931	968	993	931	2,038	907	993	944	945
Amount deferred	0	0	196	381	0	330	350	907	0	0	0
Columbia U.S. Government Mortgage — total	664	687	625	643	671	625	1,398	604	671	632	631
Amount deferred	0	0	160	239	0	170	233	604	0	0	0
RiverSource Partners Fundamental Value — total	1,495	1,556	1,417	1,469	1,514	1,417	3,115	1,378	1,514	1,436	1,436
Amount deferred	0	0	314	570	0	474	532	1,378	0	0	0
RiverSource Short Duration U.S. Government — total	1,779	1,847	1,684	1,742	1,801	1,684	3,725	1,636	1,801	1,705	1,705
Amount deferred	0	0	384	672	0	544	633	1,636	0	0	0
For funds with fiscal period ending June 30
Columbia Dividend Opportunity — total	3,054	3,178	2,932	3,104	3,095	3,062	6,388	3,025	3,095	2,974	2,974
Amount deferred	0	0	534	1,327	0	1,329	1,167	3,025	0	0	0
RiverSource Real Estate — total	424	444	408	435	430	430	884	427	430	414	414
Amount deferred	0	0	69	190	0	199	164	427	0	0	0
For funds with fiscal period ending July 31
Columbia Floating Rate — total	1,013	1,076	972	1,032	1,027	1,017	2,116	1,011	1,027	986	986
Amount deferred	0	0	151	454	0	490	395	1,011	0	0	0
Columbia Income Opportunities — total	1,838	1,952	1,764	1,869	1,862	1,847	3,812	1,832	1,862	1,789	1,789
Amount deferred	0	0	271	826	0	898	714	1,832	0	0	0
Columbia Inflation Protected Securities — total	1,632	1,733	1,566	1,658	1,653	1,639	3,404	1,625	1,653	1,588	1,588
Amount deferred	0	0	244	731	0	790	636	1,625	0	0	0
Columbia Large Core Quantitative — total	10,069	10,674	9,637	10,207	10,203	10,076	20,381	10,019	10,203	9,771	9,771
Amount deferred	0	0	1,502	4,494	0	4,851	3,824	10,019	0	0	0
Columbia Limited Duration Credit — total	1,151	1,233	1,111	1,184	1,168	1,170	2,359	1,158	1,168	1,128	1,128
Amount deferred	0	0	145	539	0	620	453	1,158	0	0	0
Columbia Money Market — total	7,280	7,694	6,974	7,354	7,370	7,272	15,303	7,219	7,370	7,063	7,063
Amount deferred	0	0	1,162	3,195	0	3,350	2,824	7,219	0	0	0

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
RiverSource Disciplined Small and Mid Cap Equity — total	$340	$363	$327	$348	$345	$344	$706	$342	$345	$331	$331
Amount deferred	0	0	50	154	0	169	133	342	0	0	0
RiverSource Disciplined Small Cap Value — total	123	131	119	126	125	125	254	124	125	120	120
Amount deferred	0	0	17	56	0	62	48	124	0	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond — total	10,872	11,740	10,452	11,219	11,014	11,180	21,928	11,153	11,014	10,593	10,593
Amount deferred	0	0	1,384	5,161	0	5,973	4,319	11,153	0	0	0
Columbia Minnesota Tax-Exempt — total	827	891	794	851	837	847	1,665	845	838	804	804
Amount deferred	0	0	108	389	0	445	326	845	0	0	0
RiverSource California Tax-Exempt — total	389	417	373	398	394	396	782	395	394	377	377
Amount deferred	0	0	54	180	0	203	152	395	0	0	0
RiverSource New York Tax-Exempt — total	135	145	129	138	136	137	271	137	136	131	131
Amount deferred	0	0	18	63	0	71	53	137	0	0	0
For funds with fiscal period ending September 30
Columbia Diversified Equity Income — total	11,145	11,437	10,376	10,768	11,145	10,376	24,962	7,460	11,656	9,314	10,667
Amount deferred	0	0	2,800	3,875	0	0	3,806	6,697	3,540	0	0
Columbia Large Growth Quantitative — total	952	977	883	913	952	882	2,194	730	988	850	908
Amount deferred	0	0	291	304	0	0	332	691	163	0	0
Columbia Large Value Quantitative — total	330	339	305	315	330	305	770	277	341	308	314
Amount deferred	0	0	116	97	0	0	116	273	18	0	0
Columbia Mid Cap Value Opportunity — total	4,836	4,960	4,498	4,664	4,836	4,498	10,838	3,287	5,051	4,070	4,622
Amount deferred	0	0	1,242	1,665	0	0	1,651	2,970	1,461	0	0
Columbia Strategic Allocation — total	3,493	3,591	3,253	3,382	3,493	3,253	7,846	2,335	3,661	2,928	3,350
Amount deferred	0	0	873	1,219	0	0	1,197	2,091	1,124	0	0
RiverSource Balanced — total	1,543	1,585	1,436	1,491	1,543	1,436	3,469	1,042	1,614	1,297	1,477
Amount deferred	0	0	392	534	0	0	529	940	477	0	0
RiverSource Strategic Income Allocation — total	544	559	505	523	544	506	1,238	397	567	475	520
Amount deferred	0	0	155	179	0	0	188	369	123	0	0
Seligman California Municipal High-Yield — total	86	89	79	75	86	80	194	74	73	82	82
Amount deferred	0	0	25	20	0	0	25	68	0	0	0
Seligman California Municipal Quality — total	101	105	93	88	101	94	228	87	86	97	97
Amount deferred	0	0	30	23	0	0	29	20	0	0	0
Seligman Minnesota Municipal — total	170	176	156	148	170	157	382	146	145	162	162
Amount deferred	0	0	50	39	0	0	0	134	0	0	0

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
Seligman National Municipal — total	$625	$643	$582	$587	$624	$582	$1,494	$528	$615	$600	$600
Amount deferred	0	0	221	171	0	0	216	517	0	0	0
Seligman New York Municipal — total	187	194	173	165	187	173	425	162	164	179	179
Amount deferred	0	0	57	44	0	0	55	150	0	0	0
Seligman TargETFund 2015 — total	61	62	56	52	61	56	134	52	50	58	58
Amount deferred	0	0	17	14	0	0	16	47	0	0	0
Seligman TargETFund 2025 — total	69	71	64	60	69	64	154	59	58	66	66
Amount deferred	0	0	20	16	0	0	19	54	0	0	0
Seligman TargETFund 2035 — total	18	19	17	16	19	17	42	16	16	18	18
Amount deferred	0	0	0	0	0	0	5	15	0	0	0
Seligman TargETFund 2045 — total	10	10	9	8	10	9	23	9	9	10	10
Amount deferred	0	0	3	2	0	0	0	8	0	0	0
Seligman TargETFund Core — total	136	140	125	116	136	125	301	116	112	129	129
Amount deferred	0	0	39	30	0	0	37	105	0	0	0
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	1,356	1,410	1,252	1,322	1,356	1,252	3,201	1,017	1,446	1,306	1,306
Amount deferred	0	0	366	459	0	0	490	891	364	0	0
Columbia Asia Pacific ex-Japan(a) — total	22	22	20	21	22	20	60	20	22	20	20
Amount deferred	0	0	8	6	0	0	9	20	0	0	0
Columbia Emerging Markets Bond — total	465	477	430	447	465	430	1,118	363	486	443	442
Amount deferred	0	0	137	150	0	0	170	330	94	0	0
Columbia Emerging Markets Opportunity — total	878	898	814	841	878	814	2,144	703	912	835	835
Amount deferred	0	0	275	276	0	0	325	656	137	0	0
Columbia European Equity — total	161	166	149	155	161	149	385	125	169	153	153
Amount deferred	0	0	47	52	0	0	59	113	34	0	0
Columbia Frontier — total	89	92	83	77	89	82	205	76	75	85	85
Amount deferred	0	0	26	20	0	0	26	70	0	0	0
Columbia Global Bond — total	1,293	1,329	1,196	1,246	1,293	1,196	3,068	970	1,361	1,232	1,232
Amount deferred	0	0	361	428	0	0	469	866	318	0	0
Columbia Global Equity — total	1,092	1,124	1,010	1,052	1,092	1,010	2,613	855	1,145	1,043	1,043
Amount deferred	0	0	325	352	0	0	398	780	213	0	0
Columbia Global Extended Alpha — total	16	16	14	15	16	15	38	12	16	15	15
Amount deferred	0	0	5	5	0	0	6	11	3	0	0
Columbia Multi-Advisor International Value — total	2,143	2,201	1,983	2,062	2,143	1,983	5,121	1,674	2,245	2,042	2,042
Amount deferred	0	0	633	693	0	0	780	1,518	432	0	0
Columbia Seligman Global Technology — total	673	691	622	595	672	622	1,581	583	594	640	640
Amount deferred	0	0	209	162	0	0	210	545	0	0	0
RiverSource Disciplined International Equity — total	908	931	840	873	908	840	2,166	699	951	863	863
Amount deferred	0	0	260	297	0	0	331	625	206	0	0

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
RiverSource Partners International Select Growth — total	$903	$929	$836	$870	$903	$836	$2,159	$703	$947	$861	$861
Amount deferred	0	0	266	293	0	0	329	637	186	0	0
RiverSource Partners International Small Cap — total	124	128	115	120	124	115	299	98	130	119	119
Amount deferred	0	0	37	40	0	0	46	89	24	0	0
Threadneedle Global Equity Income — total	54	55	50	52	54	50	131	44	56	52	52
Amount deferred	0	0	17	17	0	0	20	41	7	0	0
Threadneedle International Opportunity — total	902	927	835	869	902	835	2,163	709	945	861	861
Amount deferred	0	0	268	291	0	0	329	642	178	0	0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond — total	1,649	1,703	1,526	1,586	1,649	1,526	3,963	1,467	1,715	1,580	1,580
Amount deferred	0	0	560	499	0	0	599	1,353	126	0	0
Columbia Mid Cap Growth Opportunity — total	1,441	1,479	1,332	1,375	1,441	1,332	3,423	1,277	1,489	1,370	1,370
Amount deferred	0	0	495	430	0	0	517	1,193	94	0	0
RiverSource Intermediate Tax-Exempt — total	220	227	203	211	219	203	527	195	228	210	210
Amount deferred	0	0	75	66	0	0	80	181	16	0	0
RiverSource Tax-Exempt High Income — total	5,635	5,818	5,215	5,420	5,635	5,215	13,540	5,012	5,860	5,399	5,399
Amount deferred	0	0	1,915	1,705	0	0	2,046	4,627	427	0	0
For funds with fiscal period ending December 31
Columbia Government Money Market — total	348	363	323	338	349	323	828	313	363	338	338
Amount deferred	0	0	129	101	0	0	124	313	0	0	0
Columbia Select Large-Cap Value — total	497	507	463	473	497	463	1,143	445	507	473	473
Amount deferred	0	0	185	142	0	0	172	445	0	0	0
Columbia Select Smaller-Cap Value — total	463	472	429	437	463	429	1,019	420	472	437	437
Amount deferred	0	0	172	131	0	0	153	420	0	0	0
Columbia Seligman Communications and Information — total	7,421	7,621	6,888	7,087	7,421	6,888	17,086	6,672	7,621	7,087	7,087
Amount deferred	0	0	2,755	2,126	0	0	2,563	6,672	0	0	0
RiverSource LaSalle Global Real Estate — total	31	32	29	30	31	29	71	28	32	29	29
Amount deferred	0	0	12	9	0	0	11	28	0	0	0
RiverSource LaSalle Monthly Dividend Real Estate — total	60	62	56	57	60	56	139	54	62	58	58
Amount deferred	0	0	22	17	0	0	21	54	0	0	0

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
Seligman Capital — total	$530	$545	$491	$507	$530	$491	$1,228	$476	$545	$507	$507
Amount deferred	0	0	197	152	0	0	184	476	0	0	0
Seligman Growth — total	1,806	1,825	1,672	1,690	1,806	1,672	3,803	1,654	1,825	1,690	1,690
Amount deferred	0	0	669	507	0	0	570	1,654	0	0	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.
(a)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending January 31
Columbia Income Builder Fund	Charles Schwab & Co., Inc. (Charles Schwab) a brokerage firm in San Francisco, CA	Class A	24.34%	—
	Columbia Management Investment Advisers, LLC (Columbia Management), Minneapolis, MN	Class R4	100.00%	—
Columbia Income Builder Fund II	Charles Schwab	Class A	30.24%	26.31	%(a)
		Class R4	48.17%
	Columbia Management	Class R4	51.83%	—
Columbia Income Builder Fund III	Charles Schwab	Class A	30.62%	26.58	%(a)
		Class R4	74.05%
	Columbia Management	Class R4	25.95%	—
Columbia Portfolio Builder Aggressive	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class R4	52.43%	—
	Charles Schwab	Class R4	30.18%	—
	GWFS Equities Inc. (GWFS Equities), Greenwood Village, CO	Class R4	12.50%	—
Columbia Portfolio Builder Conservative	Charles Schwab	Class A	5.32%	—
		Class R4	20.85%
	Wells Fargo Bank	Class R4	59.72%	—
	Columbia Management	Class R4	13.92%	—
	GWFS Equities	Class R4	5.24%	—
Columbia Portfolio Builder Moderate	Charles Schwab	Class R4	54.79%	—
	Wells Fargo Bank	Class R4	32.25%	—
	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	9.17%	—
Columbia Portfolio Builder Moderate Aggressive	Charles Schwab	Class R4	73.17%	—
	Fifth Third Bank TTEE, Cincinnati, OH	Class R4	11.66%	—
	MG Trust Company Cust. FBO Becker Tire & Treading, Inc., Denver, CO	Class R4	7.96%	—
	Wells Fargo Bank	Class R4	5.64%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Portfolio Builder Moderate Conservative	Charles Schwab	Class R4	57.77%	—
	Columbia Management	Class R4	30.33%	—
	Wells Fargo Bank	Class R4	11.90%	—
Columbia Portfolio Builder Total Equity	Wells Fargo Bank	Class R4	52.82%	—
	Charles Schwab	Class R4	43.75%	—
RiverSource S&P 500 Index	Charles Schwab	Class A	100.00%	35.16	%(a)
		Class Z	21.47%
	Wachovia Bank NA (Wachovia Bank), Charlotte, NC	Class Z	78.44%	64.76	%(a)
RiverSource Small Company Index	Charles Schwab	Class A	6.24%	—
		Class R4	5.65%
	Wachovia Bank	Class R4	80.56%	—
Funds with fiscal period ending March 31
Columbia Equity Value	Charles Schwab	Class A	5.37%	—
	Columbia Management	Class R	21.35%	—
		Class R5	100.00%	—
		Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	17.81%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.96%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.71%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.55%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.70%	—
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	71.11%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	7.54%	—
	John Hancock Life Insurance Company, Buffalo, NY	Class R4	74.65%	—
	Wachovia Bank	Class R3	96.49%	—
		Class R4	19.20%	—
RiverSource Precious Metals and Mining	Charles Schwab	Class A	12.26%	—
		Class R4	57.96%	—
	Columbia Management	Class I	100.00%	—
	Merrill Lynch Pierce Fenner & Smith (MLP Fenner & Smith), Jacksonville, FL	Class C	13.50%	—
	Frontier Trust Company, FBO Jacinto Medical Group PA 401K, Fargo, ND	Class R4	32.22%	—
	MG Trust Company, FBO Saddle Butte Operating, Denver, CO	Class R4	7.99%	—
Funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Columbia Management	Class I	100.00%	—
		Class R5	100.00%

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Recovery and Infrastructure	Columbia Management	Class R	24.00%	—
		Class R3	100.00%
		Class R5	33.12%
	Columbia Portfolio Builder Aggressive	Class I	17.50%	—
	Columbia Portfolio Builder Moderate	Class I	26.33%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.60%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.80%	—
	Columbia Portfolio Builder Total Equity	Class I	17.31%	—
	Charles Schwab	Class R5	66.86%	—
	Frontier Trust Company FBO Brian P. Sommer	Class R	75.00%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class R4	29.19%	—
	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	5.96%	—
Columbia Retirement Plus 2010	Columbia Management	Class R	100.00%	—
		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Wachovia Bank	Class Z	100.00%	63.98	%(a)
Columbia Retirement Plus 2015	Columbia Management	Class R	100.00%	—
		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Wachovia Bank	Class Z	100.00%	76.23	%(a)
Columbia Retirement Plus 2020	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%
		Class R5	100.00%
	David T. Matthiesen, Littleton, CO	Class A	8.38%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	80.49%	—
	Matrix Capital Bank MSCS (Matrix Capital), Denver, CO	Class R	14.86%	—
	Wachovia Bank	Class Z	100.00%	75.54	%(a)
Columbia Retirement Plus 2025	Columbia Management	Class R	16.35%	—
		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Eric Taketa, Wailuku, Hi	Class A	8.10%	—
	Anthony D. and Rebecca H. Marken, Lexington, MA	Class A	5.78%	—
	Matrix Capital	Class R	83.64%	—
	Wachovia Bank	Class Z	100.00%	87.25	%(a)

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement Plus 2030	Columbia Management	Class R	31.82%	—
		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	John C. Bukowski, Suffern, NY	Class A	10.12%	—
	Steven and Teresa Bockian, Orlando, FL	Class A	5.89%	—
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	68.18%	—
	Wachovia Bank	Class Z	100.00%	87.56	%(a)
Columbia Retirement Plus 2035	Columbia Management	Class R	100.00%	—
		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Gary L. and Karen L. Fournier, Vicksburg, MS	Class A	7.30%	—
	Richard and Stefanie A. Nelson, Hot Springs, SD	Class A	5.23%	—
	Wachovia Bank	Class Z	99.87%	89.55	%(a)
Columbia Retirement Plus 2040	Columbia Management	Class R	32.46%	—
		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%
	Matrix Capital	Class R	67.53%	—
	Wachovia Bank	Class Z	98.82%	86.36	%(a)
Columbia Retirement Plus 2045	Columbia Management	Class R	82.98%	—
		Class R3	100.00%
		Class R4	28.19%
		Class R5	100.00%
	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.02%	—
	Scottrade Inc. FBO Michael C. Davis, St. Louis, MO	Class R4	71.81%	—
	Wachovia Bank	Class Z	100.00%	88.66	%(a)
Funds with fiscal period ending May 31
Columbia High Yield Bond	MLP Fenner & Smith	Class C	14.76%	—
		Class R	69.10%
	Columbia Income Builder Fund	Class I	21.74%	—
	Columbia Income Builder Fund II	Class I	37.23%	—
	Columbia Income Builder Fund III	Class I	23.77%	—
	American Enterprise Investment Services	Class W	99.99%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class R3	89.20%	—
		Class R4	93.78%
	Massachusetts Mutual	Class R3	6.29%	—
	US Bank National Association, Milwaukee, WI	Class R5	99.52%	—

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Aggressive Fund	Class I	16.51%	—
	Columbia Portfolio Builder Moderate Fund	Class I	30.26%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	33.96%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.68%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.91%	—
	Christa Fischer FBO Photo Systems Inc. 401K, Dexter, MI	Class R	5.94%	—
	Robert Guglielmo FBO Grid Electric Inc. 401K. Chester Springs, PA	Class R	5.16%	—
	Hartford Life Insurance Company (Hartford Life), Weatogue, CT	Class R	84.79%	—
		Class R3	21.70%
	PIMS/Prudential Retirement, Boston, MA	Class R3	66.20%	—
	Reliance Trust Co. FBO VHFA, Atlanta, GA	Class R3	7.83%	—
	VRSCO FBO Pullman Regional Hospital, Houston, TX	Class R4	41.18%	—
	American Enterprise Investment Services	Class R4	30.00%	—
	Edward Dopkin FBO Classic Catering People Inc., Owings Mills, MD	Class R4	5.74%	—
	JP Morgan Chase Bank, Kansas City, MO	Class R5	99.94%	—
Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	25.69%	55.94	%(a)
	Columbia Income Builder Fund II	Class I	31.90%	—
	Columbia Income Builder Fund III	Class I	11.28%	—
	Columbia Portfolio Builder Moderate Fund	Class I	12.20%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.80%	—
	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	12.12%	—
	MLP Fenner & Smith	Class C	5.25%	—
	Counsel Trust FBO Harvard Mgmt Solutions, Pittsburgh, PA	Class R4	30.76%	—
	American Enterprise Investment Services	Class R4	30.75%	—
	Frontier Trust Co. FBO URY & Moskow LLC, Fargo, ND	Class R4	17.70%	—

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Partners Fundamental Value	Columbia Portfolio Builder Aggressive Fund	Class I	17.66%	32.17	%(a)
	Columbia Portfolio Builder Moderate Fund	Class I	26.20%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.64%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.66%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.53%	—
	American Enterprise Investment Services	Class R4	83.80%	—
	Columbia Management	Class R4	5.73%	—
RiverSource Short Duration U.S. Government	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Conservative Fund	Class I	43.31%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	39.88%	—
	Columbia Portfolio Builder Moderate Fund	Class I	16.80%	—
	MLP Fenner & Smith	Class R	79.26%	—
	Frontier Trust Co. FBO North Alabama Insurance, Fargo, ND	Class R	7.93%	—
	Wachovia Bank	Class R4	98.92%	—
Funds with fiscal period ending June 30
Columbia Dividend Opportunity	Columbia Management	Class R3	100.00%	—
		Class W	100.00%	—
	Columbia Income Builder Fund	Class I	10.12%	—
	Columbia Income Builder Fund II	Class I	19.29%	—
	Columbia Income Builder Fund III	Class I	8.56%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	10.93%	—
	Columbia Portfolio Builder Moderate Fund	Class I	16.35%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.32%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	10.80%	—
	MLP Fenner & Smith	Class R	97.90%	—
	VRSCO FBO Hamilton Healthcare, Houston, TX	Class R4	64.38%	—
	American Enterprise Investment Services	Class R4	6.76%	—
	Securian Financial Services, St. Paul, MN	Class R5	38.12%	—
	Counsel Trust FBO Bennett Tueller Johnson & Deere, Pittsburgh, PA	Class R5	15.11%	—
	TD Ameritrade Trust Co., Denver CO	Class R5	13.55%	—
	Counsel Trust FBO Western Gynecological Clinic, Pittsburgh, PA	Class R5	12.04%	—
	Counsel Trust FBO Utah Woolen Mills Profit Sharing Plan, Pittsburgh, PA	Class R5	12.01%	—
	NFS LLC FEBO Sylvia C San Martin TTEE, St. Augustine, FL	Class R5	7.89%	—

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Real Estate	Columbia Management	Class R4	12.42%	68.41	%(a)
		Class W	100.00%
	Columbia Income Builder Fund II	Class I	13.28%	—
	Columbia Income Builder Fund III	Class I	10.48%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	9.81%	—
	Columbia Portfolio Builder Moderate Fund	Class I	23.04%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.72%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.24%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.21%	—
	American Enterprise Investment Services	Class R4	87.58%	—
For funds with fiscal period ending July 31
Columbia Floating Rate	Columbia Management	Class R5	100.00%	27.75	%(a)
		Class W	100.00%	—
	Columbia Income Builder Fund	Class I	12.28%	—
	Columbia Income Builder Fund II	Class I	35.22%	—
	Columbia Income Builder Fund III	Class I	21.95%	—
	Columbia Portfolio Builder Moderate Fund	Class I	12.95%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	9.21%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.17%	—
	Charles Schwab	Class A	6.52%	—
	MLP Fenner & Smith	Class C	9.19%	—
	American Enterprise Investment Services	Class R4	64.03	—
	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	7.31%	—
Columbia Income Opportunities	Columbia Portfolio Builder Aggressive Fund	Class I	5.58%	—
	Columbia Portfolio Builder Moderate Fund	Class I	39.73%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	22.91%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.80%	—
	Columbia Income Builder Fund II	Class I	6.41%	—
	MLP Fenner & Smith	Class B	6.32%	—
		Class C	8.83%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.78%	—
	American Enterprise Investment Services	Class R4	12.78%	—
	GWFS Equities	Class R4	84.82%	—

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	13.62%	31.95	%(a)
	Columbia Income Builder Fund	Class I	9.81%	—
	Columbia Income Builder Fund II	Class I	9.74%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.06%	—
	Columbia Portfolio Builder Moderate Fund	Class I	28.92%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.65%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.74%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	15.08%	—
	MLP Fenner & Smith	Class C	9.31%	—
		Class R	64.40%	—
	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	5.97%	—
	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.91%	—
	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	5.91%	—
	Matrix Capital Bank MSCS, Denver, Co	Class R4	68.92%	—
	RiverSource Life Insurance Co.	Class R4	7.21%	—
	American Enterprise Investment Services Inc.	Class W	99.96%	—
Columbia Large Core Quantitative	Columbia Management	Class R	100.00%	—
	Disciplined Asset Allocation Moderate Fund	Class I	6.94%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	10.92%	—
	Columbia Portfolio Builder Moderate Fund	Class I	16.57%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.58%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	10.77%	—
	American Enterprise Investment Services	Class W	99.99%	—
	MLP Fenner & Smith	Class C	9.73%	—
		Class R	78.57%	—
	Wachovia Bank	Class R4	95.66%	—
		Class R5	99.91%	—
Columbia Limited Duration Credit	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Conservative Fund	Class I	38.30%	—
	Columbia Portfolio Builder Moderate Fund	Class I	13.20%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.60%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	35.57%	—
	MLP Fenner & Smith	Class C	9.58%	—
	American Enterprise Investment Services Inc.	Class R4	85.91%	—

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Money Market	Columbia Management	Class R	100.00%	—
	Columbia Income Builder Fund	Class I	35.70%	—
	Columbia Portfolio Builder Conservative Fund	Class I	52.27%	—
	Columbia Management	Class B	6.67%	—
	Columbia Management	Class C	28.62%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	54.23%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	30.29%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R5	5.67%	—
	American Enterprise Investment Services	Class W	99.99%	—
	Wachovia Bank	Class Y	99.67%	—
	Columbia Management	Class Z	99.97%	—
RiverSource Disciplined Small and Mid Cap Equity	Columbia Management	Class R4	82.91%	—
	Disciplined Asset Allocation Aggressive Fund	Class I	7.82%	—
	Disciplined Asset Allocation Moderate Fund	Class I	22.13%	—
	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	16.28%	—
	Disciplined Asset Allocation Moderately Conservative Fund	Class I	8.42%	—
	Columbia Retirement Plus Fund 2020	Class I	5.77%	—
	Columbia Retirement Plus Fund 2025	Class I	7.60%	—
	Columbia Retirement Plus Fund 2030	Class I	7.31%	—
	Columbia Retirement Plus Fund 2035	Class I	5.60%	—
	Brian C. Burghardt, Glendale, WI	Class B	6.39%	—
	Louiselle A. Pilegi, Agawam,MA	Class B	6.21%	—
	Jennifer Woolbright, Reston, VA	Class C	14.29%	—
	Carl L. and Vicki L. Ulepich, Frontenac, KS	Class C	10.98%	—
	Patrick J. and Edilia I. Powers, Forest Park, IL	Class C	9.95%	—
	Mary Caroline Walsh Murguia, San Antonio, TX	Class C	7.45%	—
	American Enterprise Investment Services	Class R4	17.09%	—
		Class W	99.99%	—

		Fund Shares
				Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Disciplined Small Cap Value	Columbia Management	Class B	6.09%	91.93	%(a)
		Class C	6.42%
		Class R	100.00%
		Class R3	67.31%
	Columbia Income Builder Fund	Class I	29.39%	—
	Columbia Income Builder Fund II	Class I	46.90%	—
	Columbia Income Builder Fund III	Class I	23.69%	—
	Eric B. and Lucilla Henderson, Lake Jackson, TX	Class B	9.49%	—
	Doris M. Tole, Pittsburgh, PA	Class B	9.21%	—
	Kenneth E. Farnen, Homer, AK	Class B	9.01%	—
	Marilyn A. and Gary F. Consorto, Vonore, TN	Class B	6.13%	—
	Donald R. Chmielewski, Isle, MN	Class B	5.65%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	20.08%	—
	Sanford A. Greentree, Westlake Vlg, CA	Class C	19.83%	—
	Jill Thompson, Moundsview, MN	Class C	9.29%	—
	Bea Vande Merwe, Salt Lake City, UT	Class C	9.07%	—
	Timothy E. Releford, New York, NY	Class C	8.66%	—
	Richard T. Castiano, Fort Myers, FL	Class C	7.81%	—
	MG Trust Company, Denver, CO	Class R3	32.69%	—
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R3	93.14%	—
		Class W	100.00%
	American Enterprise Investment Services	Class W	99.99%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	29.63%	—
	MLP Fenner & Smith	Class C	15.31%	—
		Class R	52.20%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—
	Columbia Portfolio Builder Moderate Fund	Class I	34.21%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.17%	—
	MG Trust Company, Denver, CO	Class R	15.70%	—
	Frontier Trust Co. FBO Thomas J. King, Fargo, ND	Class R	12.89%	—
	Wachovia Bank	Class R4	99.08%	—
	Patricks Plain,Easton, MD	Class R5	55.69%	—
	American Enterprise Investment Services	Class R5	39.90%	—
Columbia Minnesota Tax-Exempt	Leonard and Marion Hoppe, Graceville, MN	Class B	6.59%	—
	Richard J. and Mary H. Hill, St. Louis Park, MN	Class B	6.41%	—
	Lois Drontle, Eden Prairie, MN	Class B	5.20%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource California Tax-Exempt	First Clearing, LLC, Moss Family Trust, Descan SO, CA	Class A	11.83%	—
	ETrade Clearing LLC, Merrifield, VA	Class A	7.41%	—
	Sara L. Oswald, San Diego, CA	Class A	6.29%	—
	Kathleen Scopaz, San Clemente, CA	Class B	17.51%	—
	Angelo Bomio, Salinas, CA	Class B	12.52%	—
	Gerald L. and JoAnne Karels, Tulare, CA	Class B	8.89%	—
	Columbia Management	Class B	8.69%	—
	Miriam A. and Myrin C. Wilcox, Porterville, CA	Class B	6.15%	—
	Brian W. Robins, San Diego, CA	Class B	5.17%	—
	American Enterprise Investment Services	Class C	26.91%
	MLP Fenner & Smith	Class C	5.96%
RiverSource New York Tax-Exempt	Jeffrey B. Seller, New York, NY	Class A	7.67%	—
	American Enterprise Investment Service	Class A	6.28%	—
	MLP Fenner & Smith	Class B	25.97%	—
	Edward Ebler, Babylon, NY	Class B	15.14%	—
	Sharon Ganz, Forest Hills, NY	Class B	12.89%	—
	Vincent J. Solimine, Glen Cove, NY	Class B	7.80%	—
	Richard Clark, Somers, NY	Class B	5.11%	—
	Thomas W. and Susan M. Noonan, Clifton Park, Ny	Class C	43.74%	—
	Ena S. Ryan, Brooklyn, NY	Class C	22.49%	—
	Frederic I. Nelson, Oceanside, NY	Class C	16.15%	—
	Ottoviano Asarese, Buffalo, NY	Class C	15.07%	—
	Joseph P. and Cynthia A. Dowd, Wynantskill, NY	Class C	14.46%	—
	James H. Sisung, Staatsburg, NY	Class C	13.47%	—
	James R. And Kelly S. Betters, Leroy, NY	Class C	12.01%	—
	Arthur E. and Gertrude Kranz, S. Farmingdale, NY	Class C	11.76%	—
	Christopher Paul Pellegrini, Rye, NY	Class C	11.58%	—
	First Clearing LLC, St. Louis, MO	Class C	11.17%	—
	Melinda and James Coates, Rego Park, NY	Class C	10.19%	—
	Lauren M. Trotta, New York, NY	Class C	10.02%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Funds with fiscal period ending September 30
Columbia Large Growth Quantitative	Columbia Management	Class R	100.00%	29.22	%(a)
		Class R3	100.00%
		Class R4	73.56%
		Class R5	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	14.51%	—
	Columbia Portfolio Builder Moderate Fund	Class I	19.98%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.99%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.01%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	14.91%	—
	Matrix Capital	Class R4	26.44%	—
	MLP Fenner & Smith	Class C	47.00%	—
	American Enterprise Investment Services Inc.	Class W	99.99%	—
Columbia Large Value Quantitative	Columbia Management	Class B	13.40%	—
		Class C	28.20%
		Class R	100.00%
		Class R3	100.00%
		Class R4	56.29%
		Class R5	100.00%
	Columbia Income Builder Fund	Class I	18.55%	—
	Columbia Income Builder Fund II	Class I	11.47%	—
	Disciplined Asset Allocation Portfolio Moderate	Class I	17.40%	—
	Disciplined Asset Allocation Portfolio Moderately Aggressive	Class I	13.26%	—
	Disciplined Asset Allocation Portfolio Moderately Conservative	Class I	7.55%	—
	Disciplined Asset Allocation Portfolio Aggressive	Class I	6.44%	—
	American Enterprise Investment Services Inc.	Class W	99.99%	—
	Charles Schwab	Class A	5.22%	—
		Class R4	43.71%
	Paul W. Eastman, Dublin, OH	Class A	7.20%	—
	Michael G. and Kristine M. Boland, Inver Grove, MN	Class A	6.73%	—
	Richard L. and Ann Gail Monnett, Mc Lean, VA	Class A	6.44%	—
	Paul D. Mattingly, Brandenburg, KY	Class B	25.36%	—
	Tseng-Yen Yen, Fullerton, CA	Class B	20.47%	—
	Alan R. and Michael S. Vinacke, Chuluota, FL	Class B	19.00%	—
	Jane J. Haash, Milwaukee, WI	Class B	6.33%	—
	Joseph M. Aquilar, Denver, CO	Class C	19.21%	—
	Charles P. and Judith G. Price, Aurora, CO	Class C	15.16%	—
	Gregory L. Norgaard, Aurora, CO	Class C	14.00%	—
	Anthony and Jeanne M. Vernell, Athens, OH	Class C	13.16%	—
	Dean Gabbert, Dorchester, MA	Class C	5.50%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Diversified Equity Income	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	18.11%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.95%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.91%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.26%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.60%	—
	Charles Schwab	Class A	21.38%	—
	Hartford Life	Class R	61.20%	—
	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	12.22%	—
	GWFS Equities	Class R3	80.99%	—
		Class R4	9.55%
	Wachovia Bank	Class R	17.75%	—
		Class R3	8.52%
		Class R4	30.99%
		Class R5	29.75%
	Wells Fargo Bank	Class R4	25.70%	—
	American Century Investments, Kansas City, MO	Class R4	6.24%	—
	ING	Class R4	12.55%	—
		Class R5	32.31%
	Ameriprise Trust Company	Class R5	7.85%	—
	Taynik & Co., Boston, MA	Class R5	7.73%	—
	Mercer Trust Company FBO Johnson Outdoors Inc., Norwood, MA	Class R5	7.45%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	18.14%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.01%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.79%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.26%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.62%	—
	Charles Schwab	Class A	31.64%	—
		Class R5	6.65%
	Prudential Investment Management Services LLC, Newark, NJ	Class A	15.08%	—
	MLP Fenner & Smith	Class C	17.57%	—
		Class R5	5.28%
	Citigroup Global Markets	Class C	5.60%	—
	Hartford Life	Class R	75.44%	—
		Class R3	14.09%
	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	5.41%	—
	JPMorgan Chase Bank, New York, NY	Class R3	12.25%	—
	GWFS Equities	Class R3	44.59%	—
	Wachovia Bank	Class R3	6.31%	—
		Class R4	16.63%
	ING	Class R4	28.31%	—
		Class R5	12.08%
	John Hancock Life Insurance Company, Buffalo, NY	Class R4	22.85%	—
	NFS LLC FEBO, Chicago, IL	Class R5	12.73%	—
	PIMS/Prudential Retirement, Greenville, SC	Class R5	9.64%	—
	Standard Insurance Company, Portland, OR	Class R5	17.20%	—
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class R3	100.00%
		Class R5	100.00%
	Charles Schwab	Class A	7.60%	—
		Class R4	91.62%
	Fifth Third Bank TTEE FBO Speng Nath SE PS, Cincinnati, OH	Class R4	8.21%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Balanced	Columbia Management	Class R5	38.56%	—
	MLP Fenner & Smith	Class C	7.66%	—
		Class R	80.66%
	Citigroup Global Markets	Class C	5.88%	—
	Frontier Trust Company FBO B&L Corporation	Class R	14.39%	—
	Wachovia Bank	Class R4	99.98%	—
	American Enterprise Investment Services Inc.	Class R5	57.76%	—
RiverSource Strategic Income Allocation	Columbia Management	Class R	100.00%	—
		Class R3	100.00%
		Class R4	6.90%
		Class R5	100.00%
	Charles Schwab	Class A	41.85%	—
		Class R4	93.10%
Seligman California Municipal High-Yield	Citigroup Global Markets	Class A	5.60%	—
		Class C	11.36%
	MLP Fenner & Smith	Class A	6.44%	—
		Class C	16.88%
	Morgan Stanley & Co. (Morgan Stanley), Jersey City, NJ	Class A	5.86%	—
		Class C	14.95%
	Christopher Ranch LLC, Gilroy, CA	Class C	10.00%	—
Seligman California Municipal Quality	MLP Fenner & Smith	Class A	5.64%	—
		Class C	74.10%
	Morgan Stanley	Class A	10.89%	—
	Charles Schwab	Class A	8.05%	—
Seligman Minnesota Municipal	MLP Fenner & Smith	Class C	12.78%	—
	American Enterprise Investment Services Inc.	Class C	7.46%	—
	UBS Financial Services Inc. FBO Ethelyn C. Engel, Cold Spring, MN	Class C	6.14%	—
Seligman National Municipal	Citigroup Global Markets	Class A	6.91%	—
		Class C	11.91%
	MLP Fenner & Smith	Class A	8.50%	—
		Class C	17.89%
	Morgan Stanley	Class C	6.73%	—
Seligman New York Municipal	Citigroup Global Markets	Class A	5.16%	—
		Class C	16.99%
	MLP Fenner & Smith	Class C	8.03%	—
	Charles Schwab	Class A	14.31%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Seligman TargETFund 2015	MLP Fenner & Smith	Class A	20.65%	—
		Class C	20.29%
		Class R	41.53%
	AST Trust Company FBO Jamaica Anesthesia Assocs., Phoenix, AZ	Class A	11.05%	—
	Wilmington Trust FBO Medisys Health Network Inc., Phoenix, AZ	Class A	7.41%	—
	AST Trust Company FBO Medisys Health Network Inc., Phoenix, AZ	Class A	5.72%	—
	Frontier Trust Company FBO Andreini Bros Inc. Empl. PS Plan	Class R	17.52%	—
	Frontier Trust Company FBO SGCGJ Retirement Plan	Class R	13.90%	—
	Frontier Trust Company FBO Dearborn Mid West Co. 401K	Class R	11.61%	—
	MG Trust Company FBO Plastic Coating Corporation, Denver, CO	Class R	10.46%	—
	NFS LLC FEBO FMT CO Cust FBO Mark Stuart Shulman, Sudbury, MA	Class R5	79.44%	—
	Columbia Management	Class R5	19.68%	—
Seligman TargETFund 2025	MLP Fenner & Smith	Class A	23.76%	—
		Class C	28.53%
		Class R	85.82%
	AST Trust Company FBO Medisys Health Network Inc., Phoenix, AZ	Class A	10.22%	—
	Frontier Trust Company FBO S.W.E.A. PC 401K	Class A	8.68%	—
	Frontier Trust Company FBO SGCGJ Retirement Plan	Class R	8.93%	—
	American Enterprise Investment Services Inc.	Class R5	89.81%	—
Seligman TargETFund 2035	Columbia Management	Class R5	94.33%	—
	MLP Fenner & Smith	Class A	23.94%	—
		Class C	44.56%
		Class R	42.36%
	Reliance Trust Co. FBO Time Acquisition Holding 401K, Atlanta, GA	Class A	27.12%	—
	Reliance Trust Co. FBO Finn Dixon & Herling 401K Plan, Atlanta, GA	Class A	19.02%	—
	New York Life Trust Company, Parsippany, NJ	Class A	5.57%	—
	First Clearing, LLC A/C James Drake, Westville, IN	Class C	5.92%	—
	Frontier Trust Company FBO Dearborn Mid West Co. 401K	Class R	25.67%	—
	Frontier Trust Company FBO SGCGJ Retirement Plan	Class R	19.90%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Seligman TargETFund 2045	Columbia Management	Class R5	44.80%	—
	MLP Fenner & Smith	Class A	33.51%	—
		Class C	62.30%
		Class R	78.86%
	Reliance Trust Co. FBO Time Acquisition Holding 401K, Atlanta, GA	Class A	20.62%	—
	New York Life Trust Company, Parsippany, NJ	Class A	9.87%	—
	Frontier Trust Company FBO Wamore, Inc. 401K	Class R	9.01%	—
	American Enterprise Investment Services Inc.	Class R5	52.51%	—
Seligman TargETFund Core	Columbia Management	Class R5	11.58%	—
	MLP Fenner & Smith	Class A	21.61%	—
		Class C	40.42%
		Class R	77.82%
	Fifth Third Bank TTEE FBO Bankwest Inc., Cincinnati, OH	Class A	7.27%	—
	Frontier Trust Company FBO Dearborn Mid West Co. 401K	Class R	11.10%	—
	American Enterprise Investment Services Inc.	Class R5	87.88%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Columbia Management	Class R4	100.00%	—
		Class R5	100.00%
	Disciplined Asset Allocation Conservative Fund	Class I	7.69%	—
	Disciplined Asset Allocation Moderate Fund	Class I	7.28%	—
	Disciplined Asset Allocation Moderately Conservative Fund	Class I	7.76%	—
	Columbia Income Builder Fund	Class I	16.00%	—
	Columbia Income Builder Fund II	Class I	43.91%	—
	Columbia Income Builder Fund III	Class I	11.65%	—
	American Enterprise	Class W	99.91%	—
	Charles Schwab	Class A	60.74%	—
	MLP Fenner & Smith	Class C	9.32%	—
Columbia Emerging Markets Bond	Disciplined Asset Allocation Moderate Fund	Class I	5.28%	40.87	%(a)
	Columbia Income Builder Fund	Class I	11.78%	—
	Columbia Income Builder Fund II	Class I	42.49%	—
	Columbia Income Builder Fund III	Class I	23.71%
	Columbia Management	Class R4	44.59%	—
	American Enterprise Investment Services, Inc.	Class W	99.97%	—
	Charles Schwab	Class A	38.45%	—
		Class R4	27.29%
	Matrix Capital	Class R4	28.12%	—
	Morgan Stanley	Class A	12.85%	—
	First Clearing, LLC, Rochester, NY	Class C	7.58%	—
	Morgan Stanley	Class C	7.30%	—
	American Enterprise Investment Services, Inc.	Class C	6.12%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Emerging Markets Opportunity	Columbia Portfolio Builder Aggressive Fund	Class I	18.43%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.71%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.55%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.51%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.78%	—
	Charles Schwab	Class A	13.50%	—
		Class R4	100.00%
	MLP Fenner & Smith	Class C	39.64%	—
		Class R	88.30%
	Columbia Management	Class R4	100.00%	—
	Patricks Plain LLC	Class R5	87.00%	—
Columbia European Equity	Columbia Management	Class I	100.00%	—
		Class R4	16.14%	—
	Charles Schwab	Class A	9.89%	—
	Marilyn O. Matthews, Pasadena, CA	Class C	5.48%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	79.53%	—
Columbia Frontier	Columbia Management	Class R	9.37%	—
		Class R3	100.00%	—
		Class R4	51.23%	—
	Portfolio Builder Total Equity Fund	Class I	99.50%	—
	Charles Schwab	Class R4	48.77%	—
	MLP Fenner & Smith	Class A	9.02%	—
		Class C	21.88%
		Class R	63.03%
	Citigroup Global Markets	Class B	7.06%	—
	State Street Bank and Trust as Custodian, Miami, FL	Class B	5.48%	—
	Frontier Trust Company FBO	Class R	14.43%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.59%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountancy 401	Class R	6.18%	—
	Gramma Fisher Foundation (Gramma Fisher Foundation), Easton, MD	Class R5	67.75%	—
	Patricks Plain LLC	Class R5	29.23%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Global Equity	Columbia Management	Class R	45.30%	—
		Class R3	100.00%
		Class R5	27.38%
		Class W	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	13.68%	—
	Columbia Portfolio Builder Moderate Fund	Class I	29.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.14%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.43%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	11.65%	—
	Charles Schwab	Class A	10.22%	—
	MLP Fenner & Smith	Class C	7.39%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountancy 401	Class R	18.43%	—
	Frontier Trust Company FBO EFK Moen 401K		11.56%	—
	Frontier Trust Company FBO Financial Network Audit, LLC		11.09%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO		10.24%	—
	Wachovia Bank	Class R4	95.89%	—
	American Enterprise Investment Services, Inc.	Class R5	72.62%	—
Columbia Global Bond	Columbia Portfolio Builder Aggressive Fund	Class I	7.10%	32.99	%(a)
	Columbia Portfolio Builder Conservative Fund	Class I	7.65%	—
	Columbia Portfolio Builder Moderate Fund	Class I	30.72%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.31%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.68%	—
	American Enterprise Investment Services, Inc.	Class W	99.95%	—
	Charles Schwab	Class A	12.28%	—
		Class R4	100.00%
Columbia Global Extended Alpha	Columbia Management	Class C	6.99%	58.96	%(a)
		Class I	100.00%
		Class R	100.00%
		Class R3	100.00%
		Class R4	12.01%
		Class R5	100.00%
	Charles Schwab	Class A	45.04%	—
		Class R4	87.99%
	American Enterprise Investment Services, Inc.	Class B	61.97%	—
	William F. and Naorma M. Paden, Yuba City, CA	Class C	21.81%	—
	Ronald J. Oberdick, Morristown, NJ	Class C	18.56%	—
	Pershing LLC, Jersey City, NJ	Class C	15.60%	—
	Michael Selig, Arlington, VA	Class C	10.77%	—
	Poonam and Pradeep Singh, McLean, VA	Class C	10.15%	—
	Jennifer S. Carter, Washington, D.C.	Class C	8.29%	—
	Jon Paul and Rachel Colquitt, Clifton, VA	Class C	7.83%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Multi-Advisor International Value	Charles Schwab	Class A	12.19%	—
		Class R4	98.90%
	Columbia Portfolio Builder Aggressive Fund	Class I	17.99%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.11%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.76%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.30%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.41%	—
Columbia Seligman Global Technology	Columbia Management	Class R3	100.00%	—
		Class R5	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	18.03%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.13%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.99%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.24%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.44%	—
	Charles Schwab	Class R4	93.18%	—
	MLP Fenner & Smith	Class A	8.81%	—
		Class B	10.15%
		Class C	20.21%
		Class R	12.22%
	Citigroup Global Markets	Class C	5.27%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	73.45%	—
	Frontier Trust Company FBO Dearborn Mid West Conveyor	Class R	7.17%	—
RiverSource Disciplined International Equity	Columbia Management	Class R	100.00%	28.08	%(a)
		Class R3	100.00%
		Class R4	8.28%
		Class R5	100.00%
	Disciplined Asset Allocation Moderate Fund	Class I	11.85%	—
	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	7.92%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	8.11%	—
	Columbia Portfolio Builder Moderate Fund	Class I	11.33%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.48%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	8.31%	—
	American Enterprise Investment Services, Inc.	Class W	99.98%	—
	Charles Schwab	Class A	10.66%	—
		Class R4	91.72%
	Daniel and Linda Miklovic, St. Louis, MO	Class C	6.39%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Partners International Select Growth	Charles Schwab	Class A	10.95%	47.03	%(a)
		Class R4	82.52%
	New York Life Trust Company	Class R4	16.27%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	17.97%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.12%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.80%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.29%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.39%	—
	MLP Fenner & Smith	Class C	9.08%	—
	Frontier Trust Company FBO U.S. Tank Alliance, Inc.	Class R	38.15%	—
	Frontier Trust Company FBO B&L Corporation 401K	Class R	18.63%	—
	Frontier Trust Company FBO Financial Audit, LLC 401K	Class R	13.69%	—
	Frontier Trust Company FBO C. Anthony Phillips Accountants	Class R	8.86%	—
	MG Trust Company FBO Claudina A. Bonilla MD FCCP PA, Denver, CO	Class R	5.90%	—
	Patricks Plain LLC	Class R5	97.22%	—
RiverSource Partners International Small Cap	Columbia Portfolio Builder Aggressive Fund	Class I	17.83%	50.85	%(a)
	Columbia Portfolio Builder Moderate Fund	Class I	25.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.33%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	17.77%	—
	Charles Schwab	Class A	9.01%	—
		Class R4	11.78%
	Morgan Stanley	Class C	14.62%	—
	Taynik & Co., Boston, MA	Class R4	48.66%	—
	Massachusetts Mutual Life Insurance Co., Springfield, MA	Class R4	36.89%	—
Threadneedle Global Equity Income	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class R3	100.00%
		Class R4	81.26%
		Class R5	100.00%
	Charles Schwab	Class A	16.66%	—
		Class R4	18.74%
	Michael A. And Mary N. Brockman, Fort Madison, IA	Class C	10.63%	—
	David L. and Diane M Cooper, Prescott, AZ	Class C	9.56%	—
	Janet K. Zimmer, Warsaw, IN	Class C	7.05%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Threadneedle International Opportunity	Columbia Management	Class R	100.00%	28.96	%(a)
		Class R3	100.00%
		Class R5	100.00%
	Charles Schwab	Class A	7.77%	—
		Class R4	80.39%
	Matrix Capital	Class R4	19.61%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	18.02%	—
	Columbia Portfolio Builder Moderate Fund	Class I	25.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.80%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.27%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	18.42%	—
	Frontier Trust Company FBO Ed’s Supply Co.	Class R	20.34%	—
	Frontier Trust Company FBO Sales West Partners Inc. 401K	Class R	12.03%	—
	Frontier Trust Company FBO Horne Bros. Construction 401K	Class R	11.09%	—
	Frontier Trust Company FBO Kingchem, Inc. 401K	Class R	10.59%	—
	Frontier Trust Company FBO Natural Habitat Adventures	Class R	9.91%	—
	Frontier Trust Company FBO Tofel Employee 401K	Class R	9.72%	—
	Frontier Trust Company FBO Woburn Daily Times, Inc. 401K	Class R	9.04%	—
	Frontier Trust Company FBO Tremont Electric 401K	Class R	8.06%	—
Funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A	N/A	—
Columbia Mid Cap Growth Opportunity	Charles Schwab	Class A	7.03%	—
		Class R4	9.07%
	Columbia Portfolio Builder Aggressive Fund	Class I	16.45%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.43%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	31.54%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.84%	—
	Columbia Portfolio Builder Total Equity Fund	Class I	15.38%	—
	MLP Fenner & Smith	Class C	6.87%	—
	Morgan Stanley	Class C	5.20%	—
	Wachovia Bank	Class R4	82.55%	—
	US Bank NA, Milwaukee, WI	Class R4	8.20%	—
RiverSource Intermediate Tax Exempt	Charles Schwab	Class A	8.06%	—
	First Clearing LLC, A/C T. J. Househmandzadeh, Cerritos, CA	Class C	5.36%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
RiverSource Tax-Exempt High Income	None	N/A	N/A	—
Funds with fiscal period ending December 31
Columbia Government Money Market	Patricks Plain LLC	Class R5	96.68%	—
Columbia Select Large-Cap Value	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%
	Columbia Portfolio Builder Aggressive	Class I	18.01%	—
	Columbia Portfolio Builder Moderate	Class I	25.60%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.73%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.32%	—
	Columbia Portfolio Builder Total Equity	Class I	18.21%	—
	Morgan Stanley	Class A	52.66%	—
	New York Life Trust Company, Parsippany, NJ	Class A	7.89%	—
	MLP Fenner & Smith	Class B	9.78%	—
		Class C	30.39%
		Class R	79.31%
	Citigroup Global Markets	Class B	5.54%	—
		Class C	5.05%	—
	Gramma Fisher Foundation	Class R5	48.68%	—
	American Enterprise Investment Services	Class R5	41.42%	—
Columbia Select Smaller-Cap Value	Columbia Management	Class R3	100.00%	—
		Class R4	10.70%
	Columbia Portfolio Builder Aggressive	Class I	25.11%	—
	Columbia Portfolio Builder Total Equity	Class I	74.75%	—
	MLP Fenner & Smith	Class C	32.91%	—
		Class R	76.90%
	Charles Schwab	Class R4	89.30%	—
	Gramma Fisher Foundation	Class R5	51.12%	—
	Patricks Plain LLC	Class R5	35.29%	—

		Fund Shares		Percent of Fund (if greater than 25%)
Fund	Shareholder name, city and state	Share Class	Percentage
Columbia Seligman Communications and Information	Columbia Management	Class R3	35.45%	—
		Class R4	43.28%
	Columbia Portfolio Builder Aggressive	Class I	17.94%	—
	Columbia Portfolio Builder Moderate	Class I	25.55%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.87%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.28%	—
	Columbia Portfolio Builder Total Equity	Class I	18.24%	—
	MLP Fenner & Smith	Class A	11.16%	—
		Class B	18.43%
		Class C	21.58%
		Class R	39.63%
	Citigroup Global Markets	Class A	5.15%	—
		Class B	7.46%
		Class C	6.95%
	Charles Schwab	Class A	6.57%	—
		Class R4	56.72%
	Morgan Stanley	Class B	5.30%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	30.01%	—
	JPMorgan Chase Bank , New York, NY	Class R	7.48%	—
	Pershing LLC, Jersey City, NJ	Class R3	64.41%	—
RiverSource LaSalle Global Real Estate	Columbia Management	Class A	18.00%	46.18	%(a)
		Class R	5.78%
		Class R3	100.00%
		Class R4	85.27%
	Morgan Stanley	Class A	17.26%	—
	MLP Fenner & Smith	Class A	15.79%	—
		Class C	51.01%
		Class R	85.35%
	Columbia Portfolio Builder Aggressive	Class I	42.79%	—
	Columbia Portfolio Builder Total Equity	Class I	57.11%	—
	Frontier Trust Company FBO Valley Ford 401K, Fargo, ND	Class R	8.87%	—
	Scottrade Inc. FBO Jeffrey Powers IRA, Saint Louis, MO	Class R4	14.73%	—
	Gramma Fisher Foundation	Class R5	61.69%	—
	Patricks Plain LLC	Class R5	37.91%	—

		Fund Shares
Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
RiverSource LaSalle Monthly Dividend Real Estate	Columbia Management	Class R3	100.00%	—
		Class R4	38.39%
	Columbia Portfolio Builder Moderate Aggressive	Class I	99.62%	—
	MLP Fenner & Smith	Class A	13.25%	—
		Class B	22.58%
		Class C	50.85%
		Class R	87.25%
	Citigroup Global Markets	Class B	6.12%	—
		Class C	7.74%
	Scottrade Inc. FBO Kenny K. Fong, Saint Louis, MO	Class R4	61.61%	—
	Gramma Fisher Foundation	Class R5	61.08%	—
	Patricks Plain LLC	Class R5	36.74%	—
Seligman Capital	Columbia Management	Class R3	100.00%	—
		Class R4	100.00%
	Columbia Portfolio Builder Aggressive	Class I	36.94%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	7.86%	—
	Columbia Portfolio Builder Total Equity	Class I	55.15%	—
	MLP Fenner & Smith	Class B	10.68%	—
		Class C	26.29%
		Class R	71.60%
	Gramma Fisher Foundation	Class R5	56.11%	—
	Patricks Plain LLC	Class R5	40.66%	—
Seligman Growth	Columbia Management	Class R3	100.00%	—
	Columbia Portfolio Builder Aggressive	Class I	17.97%	—
	Columbia Portfolio Builder Moderate	Class I	25.53%	—
	Columbia Portfolio Builder Moderate Aggressive	Class I	29.84%	—
	Columbia Portfolio Builder Moderate Conservative	Class I	6.31%	—
	Columbia Portfolio Builder Total Equity	Class I	18.21%	—
	Ameriprise Trust Company	Class R4	91.71%	—
	Wachovia Bank	Class R4	7.61%	—
	MLP Fenner & Smith	Class C	9.80%	—
	Frontier Trust Company, Fargo, ND	Class R	70.27%	—
	MG Trust Company FBO Global Surveillance Associates, Denver, CO	Class R	6.60%	—
	Gramma Fisher Foundation	Class R5	85.93%	—
	American Enterprise Investment Services	Class R5	8.30%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments in Class I shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Independent Registered Public Accounting Firm

For RiverSource and Threadneedle funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 were audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008 were audited by Deloitte & Touche LLP.

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

A-1

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

A-3

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The

A-4

short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

A-5

Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

B-1

Appendix C

RiverSource S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

C-1

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

		Sales charge(a) as a percentage of:
Fund category	Total market value	Public offering price(b)	Net amount invested
Balanced, Equity, Fund-of-funds – equity*	$0 – $49,999	5.75%	6.10%
	$50,000 – $99,999	4.50%	4.71%
	$100,000 – $249,999	3.50%	3.63%
	$250,000 – $499,999	2.50%	2.56%
	$500,000 – $999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$0 – $49,999	4.75%	4.99%
	$50,000 – $99,999	4.25%	4.44%
	$100,000 – $249,999	3.50%	3.63%
	$250,000 – $499,999	2.50%	2.56%
	$500,000 – $999,999	2.00%	2.04%
	$1,000,000 or more(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%
	$100,000 – $249,999	2.50%	2.56%
	$250,000 – $499,999	2.00%	2.04%
	$500,000 – $999,999	1.50%	1.52%
	$1,000,000 or more(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.
(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(b)	Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbiasm Acorn International®

Columbiasm Acorn International Select®

Columbiasm Acorn Select®

Columbiasm Acorn USA®

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Core Bond Fund

Columbia Corporate Income Fund (formerly known as

Columbia Income Fund)

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Income Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia Liberty Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)

Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

F-1

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

RiverSource Balanced Fund

RiverSource California Tax-Exempt Fund

RiverSource Disciplined International Equity Fund

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Intermediate Tax-Exempt Fund

RiverSource LaSalle Global Real Estate Fund

RiverSource LaSalle Monthly Dividend Real Estate Fund

RiverSource New York Tax-Exempt Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners International Select Growth Fund

RiverSource Partners International Small Cap Fund

RiverSource Precious Metals and Mining Fund

RiverSource Real Estate Fund

RiverSource S&P 500 Index Fund

RiverSource Short Duration U.S. Government Fund

RiverSource Small Company Index Fund

RiverSource Strategic Income Allocation Fund

RiverSource Tax-Exempt High Income Fund

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Capital Fund, Inc.

Seligman Growth Fund, Inc.

Seligman Minnesota Municipal Class

Seligman National Municipal Class

Seligman New York Municipal Class

Seligman TargETFund 2015

Seligman TargETFund 2025

Seligman TargETFund 2035

Seligman TargETFund 2045

Seligman TargETFund Core

Threadneedle Global Equity Income Fund

Threadneedle International Opportunity Fund

S-6500 CP (9/10)

F-2

Appendix C - Statement of Additional Information of Columbia Intermediate Municipal Bond Fund

C-1

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS SERIES TRUST II

(each a “Trust” and, together, the “Trusts”)

Supplement dated May 1, 2010 to the

Current Statements of Additional Information of the Columbia Funds

As previously reported, on September 29, 2009, Ameriprise Financial, Inc. (“Ameriprise Financial”) entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the series of the Trusts (each a “Fund” and, together, the “Funds”). In connection with the closing of the Transaction, which occurred on April 30, 2010, certain changes occurred, including a change in the entities that serve as investment advisor, administrator, distributor and transfer agent of the Funds. Accordingly, effective as of the date of this supplement, the Statement of Additional Information (the “SAI”) for each Fund is hereby supplemented as follows:

1.	Change of Advisor and Administrator. Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the “New Advisor”), a wholly-owned subsidiary of Ameriprise Financial, is the investment advisor and administrator of the Funds.

•

References to the Advisor and Administrator in each SAI are deemed to be references to the New Advisor, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Advisors, LLC as adviser (the “Previous Advisor”) or as administrator (the “Previous Administrator”).

•

Each Trust has entered into an Administrative Services Agreement with the New Advisor, under which the New Advisor will provide all of the services and facilities that are necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by such Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with such Fund. It is expected that the services rendered by the New Advisor under this Agreement will be generally similar to the services rendered by the Previous Administrator under the Trust’s Administration Agreement with the Previous Administrator in effect prior to May 1, 2010, as described in each SAI.

2.	Change of Distributor. Columbia Management Investment Distributors, Inc. (formerly, RiverSource Fund Distributors, Inc.) (the “New Distributor”), an indirect, wholly-owned subsidiary of Ameriprise Financial, is the distributor of the Funds. The New Distributor is located at One Financial Center, Boston, MA 02111.

•

References to the Distributor in each SAI are deemed to be references to the New Distributor, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Distributors, Inc. (the “Previous Distributor”).

•

Each Trust has entered into a Distribution Agreement with the New Distributor that is substantially identical to the Distribution Agreement with the Previous Distributor in effect prior to May 1, 2010, as described in each SAI.

1

3.	Change of Transfer Agent. Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) (the “New Transfer Agent”), a wholly-owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. The New Transfer Agent is located at One Financial Center, Boston, MA 02111.

•

References to the Transfer Agent in each SAI are deemed to be references to the New Transfer Agent, except for references relating to matters that occurred prior to the date of this supplement, such as payments previously made to Columbia Management Services, Inc. (the “Previous Transfer Agent”).

•

Each Trust has entered into a Transfer Agency Agreement with the New Transfer Agent that is substantially identical to the Transfer Agency Agreement with the Previous Transfer Agent in effect prior to May 1, 2010, as described in each SAI.

4.	Disclosure of Portfolio Information. The section of each SAI entitled About the Funds’/Portfolios’ Investments – Disclosure of Portfolio Information – Public Disclosures is hereby modified by deleting the text from the third bulleted paragraph and replacing it in its entirety with the following:

For fixed-income funds, a complete list of portfolio holdings as of a calendar quarter-end is posted approximately 30 calendar days after such quarter-end.

5.	Investment Advisory and Other Services – The Advisor and Investment Advisory Services. The section of each SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services is hereby modified as follows:

•	The paragraph under The Advisor and Investment Advisory Services is hereby deleted and replaced in its entirety with the following:

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Advisor) is the investment advisor and administrator of the Funds. The Advisor is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Advisor is located at 100 Federal Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Advisor), a wholly-owned subsidiary of Bank of America, was the Funds’ investment advisor.

•	The text of each SAI under Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Services Provided is hereby deleted and replaced in its entirety with the following:

Under the Investment Advisory Agreements, the Advisor has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Advisor based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Investment Advisory Agreements, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor’s own willful misfeasance, bad faith, negligence or reckless disregard of its duties.

The Investment Advisory Agreements may be terminated with respect to a Fund at any time on 60 days’ written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreements will automatically terminate upon any assignment thereof and shall continue in effect for two years from May 1, 2010 and thereafter shall continue from year to year

2

only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all compensation of the Trustees and officers of the Trust who are employees of the Advisor, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. For all Funds except for CMG Ultra Short Term Bond Fund, except to the extent expressly assumed by the Advisor and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor does not have a duty to pay any Fund operating expense incurred in the organization and operation of the Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. For CMG Ultra Short Term Bond Fund, the Advisor pays all operating costs and expenses of the Fund other than disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the CMG Ultra Short Term Bond Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the CMG Ultra Short Term Bond Fund.

The Advisor, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Advisory Agreement.

•

Certain portfolio managers primarily responsible for overseeing the investments of the Funds listed in the table below (the “Indicated Funds”) have changed. The table under the section of each SAI entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) –Portfolio Manager(s) of the Advisor is hereby modified as applicable to reflect the following portfolio managers for the Funds listed below.

Portfolio Manager	Fund
Leonard A. Aplet	Columbia Balanced Fund
Columbia Short Term Bond Fund
Anwiti Bahuguna	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Liberty Fund
Columbia LifeGoal® Portfolios
Columbia Masters International Equity Portfolio
Columbia Retirement Portfolios
Kent M. Bergene	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Liberty Fund
Columbia LifeGoal® Portfolios
Columbia Retirement Portfolios
Jason J. Callan	Columbia Federal Securities Fund
Robert B. Cameron	Columbia Emerging Markets Fund
Wayne M. Collette	Columbia Small Cap Growth Fund II

3

Fred Copper	Columbia International Growth Fund
Columbia International Stock Fund
Columbia Overseas Value Fund
Peter R. Deininger	Columbia Large Cap Growth Fund
William Finan	Columbia U.S. Treasury Index Fund
Tom Heuer	Columbia Federal Securities Fund
Guy C. Holbrook, IV	CMG Ultra Short Term Bond Fund
Jasmine (Weili) Huang	Columbia Emerging Markets Fund
Columbia Greater China Fund
Columbia Pacific/Asia Fund
Orham Imer	Columbia U.S. Treasury Index Fund
David Joy	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Liberty Fund
Columbia LifeGoal® Portfolios
Columbia Retirement Portfolios
Brian Lavin	Columbia Conservative High Yield Fund
Gregory Scott Liechty	Columbia Short Term Bond Fund
Lawrence W. Lin	Columbia Small Cap Growth Fund II
Colin J. Lundgren	Columbia Federal Securities Fund
Columbia Strategic Income Fund
Colin Moore	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Liberty Fund
Columbia LifeGoal® Portfolios
Columbia Masters International Equity Portfolio
Columbia Retirement Portfolios
George J. Myers	Columbia Small Cap Growth Fund II
Brian D. Neigut	Columbia Small Cap Growth Fund II
Daisuke Nomoto	Columbia Pacific/Asia Fund
Laura A. Ostrander	Columbia Strategic Income Fund
Carl W. Pappo	Columbia Bond Fund
Columbia Core Bond Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Total Return Bond Fund
Kent M. Peterson	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Liberty Fund
Columbia LifeGoal® Portfolios
Columbia Masters International Equity Portfolio
Columbia Retirement Portfolios
Guy W. Pope	Columbia Balanced Fund
Alexander D. Powers	Columbia Bond Fund
Columbia Core Bond Fund
Columbia Intermediate Bond Fund
Columbia Total Return Bond Fund

4

Marie M. Schofield	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Liberty Fund
Columbia LifeGoal® Portfolios
Columbia Masters International Equity Portfolio
Columbia Retirement Portfolios
Scott Schroepfer	Columbia Balanced Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Ronald B. Stahl	Columbia Balanced Fund
Columbia Short Term Bond Fund
Gene R. Tannuzzo	Columbia Strategic Income Fund
Mary K. Werler	CMG Ultra Short Term Bond Fund
Dara J. White	Columbia Emerging Markets Fund
John T. Wilson	Columbia Large Cap Growth Fund
Michael Zazzarino	Columbia Bond Fund
Columbia Core Bond Fund
Columbia Intermediate Bond Fund
Columbia Total Return Bond Fund

•

The text of the section entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Compensation in each of the SAIs for the Funds managed by Messrs. Bergene, Callan, Heuer, Joy, Lavin, Lundgren, Schroepfer and Tannuzzo is deleted and replaced in its entirety with the following:

Compensation

Compensation of Legacy Columbia Management Advisors, LLC Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of the Previous Advisor prior to May 1, 2010.

Compensation for these portfolio managers is typically paid in the form of salary, bonus, stock options, restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The bonus for these portfolio managers is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

5

Compensation of Legacy RiverSource Investments Portfolio Managers

This section describes the compensation structure of the portfolio managers who were associates of RiverSource Investments, LLC (now known as Columbia Management Investment Advisers, LLC) prior to May 1, 2010. Compensation for these portfolio managers is typically comprised of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The Advisor’s portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Advisor employees. Depending upon their job level, Advisor portfolio managers may also be eligible for other benefits or perquisites that are available to all Advisor employees at the same job level. Additional information about the compensation structure for each of these portfolio managers is set forth below.

Compensation – Messrs. Callan, Heuer, Lavin, Lundgren, Schroepfer and Tannuzzo. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the Advisor has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team.

Compensation – Messrs. Bergene and Joy. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives. The assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management. For Mr. Joy the assessment may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for Mr. Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for funds. In addition, subject to certain vesting requirements, the compensation of Mr. Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covered the three-year period that started in January 2007 and ended in December 2009.

6

•

The information in the table below regarding the indicated portfolio managers is added to the applicable Funds’ SAI(s) under Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) –Performance Benchmarks:

Portfolio Manager/Fund(s)	Primary Benchmark(s)	Peer Group
Wayne M. Collette/Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Fred Copper/Columbia Masters International Equity Portfolio	MSCI EAFE Index	Lipper International Multi-Cap Core Funds Classification

Peter R. Deininger/Columbia Large Cap Growth Fund	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

William Finan/Columbia U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Orham Imer/Columbia U.S. Treasury Index Fund	Citigroup Bond U.S. Treasury Index	Lipper General U.S. Treasury Funds Classification

Gregory Scott Liechty/Columbia Short Term Bond Fund	Barclays Capital U.S. 1- 3 Year Government/ Credit Index	Lipper Short Investment Grade Debt Funds Classification

Lawrence W. Lin/ Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

George Myers/ Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Brian D. Neigut/ Columbia Small Cap Growth Fund II	Russell 2000 TR Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Carl W. Pappo/Columbia Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Corporate Debt Funds A Rated Classification

Alexander D. Powers/Columbia Intermediate Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Mary K. Werler/CMG Ultra Short Term Bond Fund	Citigroup One-Year U.S. Treasury Bill Index	Lipper Ultra-Short Obligations Funds Classification

Michael Zazzarino /Columbia Intermediate Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Funds Classification

Michael Zazzarino /Columbia Total Return Bond Fund	Barclays Capital U.S. Aggregate Bond Index	Lipper Intermediate Investme nt Grade Debt Funds Classification

•

The last paragraph of the section in each SAI entitled Investment Advisory and Other Services –The Advisor and Investment Advisory Services – Portfolio Manager(s) – Performance Benchmarks following the table of performance benchmarks is hereby deleted and replaced in its entirety with the following:

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

•

The following is added to the section entitled Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Portfolio Manager(s) – Other Accounts of the SAIs for the Indicated Funds.

7

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the indicated portfolio managers managed, as of March 31, 2010:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kent M. Bergene	6	$4.067 billion	0	0	8	$1,474,623
Jason J. Callan	1	$191,948,236	0	0	3	$344,088
Fred Copper	10	$1.8 billion	4	$634,700,000	24	$92,400,000
Wayne M. Collette	10	$2.546 billion	1	$125,400,000	114	$216,400,000
Peter R. Deininger	0	$0	1	$315,000,000	15	$275,000,000
William Finan	0	$0	0	$0	5	$1,000,000
Tom Heuer	0	$0	0	$0	2	$423,839
Orham Imer	0	$0	0	$0	6	$150,000
David Joy	6	$4.067 billion	0	0	6	$1,119,094
Brian Lavin	2	$2.854 billion	1	$9,569,134	1	$731,696,662
Gregory Scott Liechty	0	$0	0	$0	19	$59,000,000
Lawrence W. Lin	7	$2.129 billion	1	$125,400,000	108	$138,800,000
Colin J. Lundgren	17	$1.590 billion	0	0	15	$203,746,896
George Myers	7	$2.129 billion	1	$125,400,000	103	$138,800,000
Brian D. Neigut	7	$2.129 billion	1	$125,400,000	105	$138,600,000
Carl W. Pappo	5	$5.65 billion	0	$0	3**	$850,000	**
Alexander D. Powers	3	$3.4 billion	7	$2.1 billion	17	$1.1 billion
Scott Schroepfer	8	$13.752 billion	0	0	5	$9,412,360
Gene R. Tannuzzo	1	$341,480,557	0	0	2	$77,587
Mary K. Werler	0	$0	0	$0	1	$100,000,000
Michael Zazzarino*	4	$2.28 billion	6	$2.06 billion	10	$162,000,000

8

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2010:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kent M. Bergene	0	$0	0	$0	0	$0
Jason J. Callan	0	$0	0	$0	0	$0
Fred Copper	0	$0	0	$0	0	$0
Wayne M. Collette	0	$0	0	$0	0	$0
Peter R. Deininger	0	$0	0	$0	0	$0
William Finan	0	$0	0	$0	0	$0
Tom Heuer	0	$0	0	$0	0	$0
Orham Imer	0	$0	0	$0	0	$0
David Joy	0	$0	0	$0	0	$0
Brian Lavin	0	$0	0	$0	0	$0
Gregory Scott Liechty	0	$0	0	$0	0	$0
Lawrence W. Lin	0	$0	0	$0	0	$0
Colin J. Lundgren	0	$0	0	$0	0	$0
George Myers	0	$0	0	$0	0	$0
Brian D. Neigut	0	$0	0	$0	0	$0
Carl W. Pappo	0	$0	0	$0	0	$0
Alexander D. Powers	0	$0	0	$0	0	$0
Scott Schroepfer	3	$882,624,360	0	$0	0	$0
Gene R. Tannuzzo	0	$0	0	$0	0	$0
Mary K. Werler	0	$0	0	$0	0	$0
Michael Zazzarino*	0	$0	0	$0	0	$0

As of March 31, 2010*, none of the portfolio managers listed in the two tables above beneficially owned shares of the Funds adjacent to their names on the table above setting forth certain portfolio managers and the Funds that they manage, except that Mr. Deininger beneficially owned between $1-$10,000 of the Columbia Large Cap Growth Fund.

*	Mr. Zazzarino’s information is as of August 31, 2009.
**	As of April 30, 2009.

6.	References to Bank of America and Affiliates. The New Advisor, New Administrator, New Distributor and New Transfer Agent are subsidiaries of Ameriprise Financial, not of Bank of America. Accordingly, each SAI is modified as follows:

•	References to Bank of America and its affiliates shall be deemed to refer to Ameriprise Financial and its affiliates, except for the references described below:

•	References relating to matters that occurred prior to the date of this supplement;

•	References to the affiliation of the Previous Advisor, Previous Distributor and Previous Transfer Agent with Bank of America; and

9

•	References to Bank of America in the section entitled Purchase, Redemption and Pricing of Shares – Purchases and Redemption.

•

In connection with the separation from Bank of America, the third paragraph of Brokerage Allocation and Other Practices – General Brokerage Policy, Brokerage Transactions and Broker Selection are hereby deleted.

7.	Marketing Support Payments. The second paragraph of the section in each SAI entitled Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments – Marketing Support Payments is hereby deleted and replaced with the following:

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.15% and 0.50% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary. The Distributor and the Advisor may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain affiliates of Bank of America. Such increased payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers.

8.	References to Columbia Money Market Funds Ameriprise Financial did not acquire the business of managing the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the “Former Columbia Money Market Funds”). The Former Columbia Money Market Funds are neither managed by the New Advisor nor distributed by the New Distributor and are no longer considered to be Columbia Funds.

•

References in each SAI to the Former Columbia Money Market Funds shall be deemed to be references to RiverSource money market funds, except in the sections entitled About the Funds’ Investments – Disclosure of Portfolio Information – Public Disclosures and Ongoing Portfolio Holdings Disclosure Arrangements, in which the references are hereby deleted.

9.	Reinstatement Feature. The SAIs describing share classes subject to front-end sales charges are modified by deleting the last paragraph of the section entitled Purchase, Redemption and Pricing of Shares – Purchases and Redemption—Front-End Sales Charge Waivers and replacing it with the following:

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 365 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

10

10.	Officers. The table in each SAI under Fund Governance–The Officers – Officer Biographical Information is hereby deleted and replaced with the table set forth on Schedule 1 hereto.

11.	Proxy Voting Policy. The proxy voting policy of the Advisor attached to each SAI is replaced in its entirety with the policy set forth on Schedule 2 hereto.

12.	Legal Proceedings. The following section is added to the end of each SAI:

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial), entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings.

On November 7, 2008, the Advisor acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that

11

permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as Columbia Management Investment Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Shareholders should retain this Supplement for future reference.

12

Schedule 1

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President (Principal Executive Officer)	2009	Senior Vice President of the Advisor since May 2010; Managing Director of the Previous Advisor from December 2004 until April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; Treasurer, Columbia Funds, from October 2003 to May 2008; various other executive officer positions with Columbia Funds and affiliated funds from 2002 to 2006.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	2009	Vice President of the Advisor since May 2010; Managing Director of Fund Administration of the Previous Advisor from September 2004 until April 2010; Vice President Fund Administration of the Previous Advisor from June 2002 to September 2004.

Scott R. Plummer (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2010	Vice President and Chief Counsel – Asset Management of Ameriprise Financial since 2005; Chief Counsel of RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, the Advisor since 2006; Chief Counsel of the Distributor since 2008; Vice President, General Counsel and Secretary of Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance of Ameriprise Financial, 2004- 2005; Senior Vice President and Chief Compliance Officer of USBancorp Asset Management, 2002-2004.

William “Ted” Truscott (Born 1960)	Senior Vice President	2010

Chairman of the Board of the Advisor since May 2010; Chief Executive Officer, U.S. Asset Management & President, Annuities of Ameriprise Financial since May 2010; Director, President and Chief Executive Officer of Ameriprise Certificate Company since 2006; Director of the Distributor since May 2010; Chairman of the Board and Chief Executive Officer of RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. from 2008 to April 2010; President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial from 2005 to April 2010; President, Chairman of the Board and Chief Investment Officer of the Advisor, from 2001 to April 2010; Senior Vice President – Chief Investment Officer of Ameriprise Financial, from 2001 to 2005.

Colin Moore (Born 1958)	Senior Vice President	2010	Chief Investment Officer of the Advisor since May 2010; Manager, Managing Director and Chief Investment Officer of the Previous Advisor from 2007 until April 2010; Head of Equities of the Previous Advisor from 2002 until September 2007.

Michael A. Jones	Senior Vice	2010	President of the Advisor from May 2010; Manager,

13

(Born 1959)	President		Chairman, Chief Executive Officer and President of the Previous Advisor from 2007 to April 2010; Chief Executive Officer, President and Director of the Former Distributor from November 2006 until April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Head of Asset Management Compliance of Ameriprise Financial, and Chief Compliance Officer of the Advisor and RiverSource Funds, since May 2010; Chief Compliance Officer of the Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America from June 2005 until April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005; Managing Director of Deutsche Asset Management (investment management) prior to August 2004.

Amy Johnson (Born 1965)	Senior Vice President	2010	Senior Vice President and Chief Operating Officer of the Advisor, since May 2010; Chief Administrative Officer of the Advisor from 2009 until April 2010; Vice President – Asset Management and Trust Company Services of the Advisor, 2006-2009; Vice President – Operations and Compliance of the Advisor, 2004-2006; Director of Product Development – Mutual Funds of Ameriprise Financial, 2001-2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director of the New Transfer Agent since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 until April 2010; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	2008	Vice President, Mutual Fund Administration of the Advisor, since May 2010; Director of Fund Administration of the Previous Advisor from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer of the Previous Advisor from November 2004 to December 2005; Director of Trustee Administration of the Previous Advisor (Sarbanes-Oxley) from May 2003 to October 2004.

Marybeth Pilat (Born 1968)	Deputy Treasurer	2010	Vice President, Mutual Fund Administration of the Advisor, since May 2010; Vice President, Investment Operations of Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration of the Previous Advisor, from May 2007 to July 2008; Vice President, Mutual Fund Valuation of the Previous Advisor, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Previous Advisor prior to January 2006.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Vice President of Fund Administration of the Advisor, since May 2010; Senior Tax Manager of the Previous Advisor from August 2006 to April 2010; Senior Compliance Manager of the Previous Advisor from April 2002 to August 2006.

14

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Director, Mutual Fund Accounting Oversight and Treasury of the Advisor, since May 2010; Vice President, Mutual Fund Accounting Oversight of the Previous Advisor from December 2004 to April 2010; Vice President, State Street Corporation (financial services) prior to December 2004.

Paul B. Goucher (Born 1968)	Assistant Secretary	2010	Vice President and Chief Counsel of Ameriprise Financial since January 2010; Vice President and Group Counsel of Ameriprise Financial from November 2008 until January 2010; Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Counsel, Ameriprise Financial since May 2010; Assistant General Counsel, Bank of America from March 2005 to April 2010; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Christopher O. Petersen (Born 1970)	Assistant Secretary	2010	Vice President and Group Counsel of Ameriprise Financial, Inc. since January 2010; Group Counsel or Counsel from April 2004 until January 2010; Assistant Secretary of RiverSource Funds since January 2007.

15

Schedule 2

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY FOR LEGACY COLUMBIA MANAGEMENT CLIENTS

EFFECTIVE MAY 1, 2010

Columbia Management Investment Advisers, LLC (CMIA) has adopted the attached Proxy Voting Policy for purposes of voting proxies of securities held in certain client accounts1, with the following changes:

•	References to Columbia Management Advisors, LLC and CMA are deemed to be references to Columbia Management Investment Advisers, LLC; and

•	References to Bank of America Corporation and BAC are deemed to be references to Ameriprise Financial, Inc.

In addition, the text of footnote 1 in the Proxy Voting Policy is hereby deleted and replaced with the following:

Ameriprise Financial, Inc., the corporate parent of Columbia Management Investment Advisers, LLC, and all of its numerous affiliates own, operate and have interests in many lines of business that may create or give rise to the appearance of a conflict of interest between Ameriprise Financial, Inc. or its affiliates and those of clients advised by Columbia Management Investment Advisers, LLC. For example, Ameriprise Financial, Inc. and its affiliates may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Columbia Management Investment Advisers, LLC’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[1]

On April 30, 2010, Ameriprise Financial, Inc., the parent company of CMIA, acquired from Bank of America, N.A. a portion of the asset management business of Columbia Management Group, LLC, the parent company of Columbia Management Advisors, LLC (“CMA”). In connection with this transaction, CMIA became the investment adviser of certain client accounts previously advised by CMA. CMIA will apply CMA’s Proxy Voting Policy to certain of these and other client accounts.

16

Proxy Voting Policy

Last Review Date:	April 2010

Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain

17

information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each

18

Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate2, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will similarly disclose the circumstance and abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

[2]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

19

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

20

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

21

6. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

22

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

23

APPENDIX A – CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board; or

(vi)	CMA generally will vote AGAINST Director nominee of a company who is chief executive officer of another company on whose board the company’s chief executive officer sits (i.e. interlocking executives).

One a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor; served voted for the adoption of a poison pill without approval of shareholders), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

24

CMA generally will vote FOR:

•	Proposals to separate the role of Chairman of the Board and CEO.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA will generally vote FOR 162(m) bonus plans unless the Proxy Administrator recommends voting against a specific plan, in which case CMA will vote on a CASE- BY- CASE basis.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis:

•	In contested elections of directors. Proposals to adopt or eliminate cumulative voting.

•	CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

25

2. Compensation

CMA generally will vote FOR:

•

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards.

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Shareholder proposals to adopt a non-binding advisory vote on Executive Compensation (“Say on Pay”).

•

CMA recognizes that individual compensation committees are in the best position to determine the optimal design of share based plans. However, CMA generally prefers a greater use of restricted stock in place of stock options due to the greater uncertainty involved with the valuation of stock options at the time of issue.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

•

CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds 5% of the average number of shares outstanding for the last 3 years, or exceeds 1% of the average number of shares outstanding for the last 3 years (for directors only), CMA will vote on such proposals on a CASE-BY-CASE basis. CMA requires that management provide substantial justification for the repricing of options.

CMA will vote on a CASE-BY-CASE basis:

•	Proposals regarding approval of specific executive severance arrangements.

•	Management proposals regarding “Say on Pay” (i.e. non-binding advisory vote on pay).

•	Proposals that involve awarding 50% or more of the equity shares of an equity-based compensation plan to the top five or fewer executives.

26

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

27

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services exceeds 25% of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

28

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

29

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

30

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

31

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

32

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

33

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

34

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

35

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

36

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

        or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

INT-50/48110-0510

37

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2010

Fixed Income Funds	Class A Shares	Class B Shares	Class C Shares	Class T Shares	Class Z Shares
Columbia Intermediate Municipal Bond Fund	LITAX	LITBX	LITCX	GIMAX	SETMX
Columbia Connecticut Intermediate Municipal Bond Fund	LCTAX	LCTBX	LCTCX	GCBAX	SCTEX
Columbia Massachusetts Intermediate Municipal Bond Fund	LMIAX	LMIBX	LMICX	GMBAX	SEMAX
Columbia New Jersey Intermediate Municipal Bond Fund	LNIAX	LNIBX	LNICX	GNJAX	GNJTX
Columbia New York Intermediate Municipal Bond Fund	LNYAX	LNYBX	LNYCX	GANYX	GNYTX
Columbia Rhode Island Intermediate Municipal Bond Fund	LRIAX	LRIBX	LRICX	GRBAX	GRITX
Columbia California Tax-Exempt Fund	CLMPX	CCABX	CCAOX	N/A	CCAZX
Columbia Connecticut Tax-Exempt Fund	COCTX	CCTBX	CCTCX	N/A	N/A
Columbia Massachusetts Tax-Exempt Fund	COMAX	CMABX	COMCX	N/A	N/A
Columbia New York Tax-Exempt Fund	COLNX	CNYBX	CNYCX	N/A	N/A

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated March 1, 2010. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated October 31, 2009, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/34130-0310

i

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

Term	Definition

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

1

Term	Definition

CA Tax-Exempt Fund	Columbia California Tax-Exempt Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

CT Intermediate Municipal Bond Fund	Columbia Connecticut Intermediate Municipal Bond Fund

CT Tax-Exempt Fund	Columbia Connecticut Tax-Exempt Fund

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

Independent Trustee(s)	The Trustee(s) of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund

Investment Advisory Agreement(s)	One or more of the investment advisory agreements between the Trust, on behalf of the Funds, and the Advisor

2

Term	Definition

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

MA Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund

Marsico	Marsico Capital Management, LLC

MA Tax-Exempt Fund	Columbia Massachusetts Tax-Exempt Fund

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NJ Intermediate Municipal Bond Fund	Columbia New Jersey Intermediate Municipal Bond Fund

NY Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund

NY Tax-Exempt Fund	Columbia New York Tax-Exempt Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RI Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

3

Term	Definition

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

State Bond Fund(s)	CT Intermediate Municipal Bond Fund, MA Intermediate Municipal Bond Fund, NJ Intermediate Municipal Bond Fund, NY Intermediate Municipal Bond Fund and RI Intermediate Municipal Bond Fund

Tax-Exempt Fund(s)	CA Tax-Exempt Fund, CT Tax-Exempt Fund, MA Tax- Exempt Fund and NY Tax-Exempt Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $292.9 billion as of December 31, 2009.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is a “diversified” fund, except for the CT Intermediate Municipal Bond Fund, the MA Intermediate Municipal Bond Fund, the NY Intermediate Municipal Bond Fund, the RI Intermediate Municipal Bond Fund, the MA Tax-Exempt Fund and the NY Tax-Exempt Fund, each of which is a “non-diversified” fund. Each of the Funds has a fiscal year end of October 31st.

Intermediate Municipal Bond Fund

The Intermediate Municipal Bond Fund commenced investment operations as a series of the Trust on September 26, 2005. Prior to September 26, 2005 (the Intermediate Municipal Bond Fund Reorganization Date), the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust, under the name Columbia Intermediate Tax-Exempt Bond Fund (the Intermediate Municipal Bond Predecessor Fund) that commenced business operations as a separate portfolio of the Boston 1784 Funds. The Intermediate Municipal Bond Predecessor Fund was the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. The information provided for the Fund in this SAI for periods prior to the Intermediate Municipal Bond Fund Reorganization Date relates to the Intermediate Municipal Bond Predecessor Fund.

State Bond Funds

Each State Bond Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006. Effective October 13, 2003, the Trust of which the State Bond Funds were previously series changed its name from Liberty Funds Trust V to Columbia Funds Trust V. Each State Bond Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002, and December 9, 2002, the series of The Galaxy Fund to which the Funds succeeded (the State Bond Predecessor Funds) were reorganized as separate series of Liberty Funds Trust V. As part of this reorganization, Class T shares of the State Bond Funds were issued in exchange for Retail A Shares of the State Bond Predecessor Funds, Class G shares of the State Bond Funds were issued in exchange for Retail B Shares of the State Bond Predecessor Funds and Class Z shares of the State Bond Funds were issued in exchange for Trust Shares of the State Intermediate Predecessor Funds.

The NJ Intermediate Municipal Bond Fund commenced operations on April 3, 1998; the NY Intermediate Municipal Bond Fund commenced operations on December 31, 1991; and the RI Intermediate Municipal Bond Fund commenced operations on December 20, 1994.

The CT Intermediate Municipal Bond Fund and the MA Intermediate Municipal Bond Fund commenced operations as separate portfolios (each a Predecessor Boston 1784 Fund, and collectively, the Predecessor Boston 1784 Funds) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund (the Boston 1784 Reorganization). Prior to the Boston 1784 Reorganization, the Predecessor Boston 1784 Funds offered and sold one class of shares. In connection with the Boston 1784 Reorganization, shareholders of the Predecessor Boston 1784 Funds exchanged their shares for Shares, Trust Shares and/or BKB Shares of the applicable State Bond Predecessor Funds. Shareholders of the

5

Predecessor Boston 1784 Funds who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Shares or Trust Shares of the Funds. BKB Shares were issued to shareholders of the Predecessor Boston 1784 Funds who were not eligible to receive Trust Shares at the time of the Boston 1784 Reorganization. On June 26, 2001, BKB Shares of the Funds converted into Retail A Shares.

Tax-Exempt Funds

Each Tax-Exempt Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust. The CA Tax-Exempt Fund commenced investment operations as a series of the Trust on September 19, 2005. Prior to September 19, 2005 (the CA Tax-Exempt Fund Reorganization Date), the CA Tax-Exempt Fund was organized as a series of Columbia Funds Trust V which commenced investment operations on June 16, 1986. The information provided for the CA Tax-Exempt Fund in this SAI for periods prior to the CA Tax-Exempt Fund Reorganization Date relates to the predecessor fund of the same name.

Each of the CT Tax-Exempt Fund, the MA Tax-Exempt Fund and the NY Tax-Exempt Fund were reorganized as series of the Trust on March 27, 2006 (the Tax-Exempt Fund Reorganization Date). Prior to March 27, 2006, the CT Tax-Exempt Fund, the MA Tax-Exempt Fund and the NY Tax-Exempt Fund were organized as a series of Columbia Funds Trust V. The CT Tax-Exempt Fund commenced investment operations on November 1, 1991, the MA Tax-Exempt Fund commenced investment operations on April 10, 1987, and the NY Tax-Exempt Fund commenced investment operations on September 26, 1986. The information provided for the CT Tax-Exempt Fund, the MA Tax-Exempt Fund and the NY Tax-Exempt Fund in this SAI for periods prior to the Tax-Exempt Fund Reorganization Date relates to the predecessor funds of the same names. The trust of which the Tax-Exempt Funds were previously series changed its name from Liberty Funds Trust V to Columbia Funds Trust V on October 13, 2003.

6

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/ or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Intermediate Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax). These securities are issued by states and their political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by mutual funds that invest in such securities. The Fund may comply with this 80% policy by investing in a partnership, trust, or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.

The Fund may not, as a matter of fundamental policy, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

7

CT Intermediate Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Connecticut individual income tax. These securities are issued by the State of Connecticut and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.

MA Intermediate Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Massachusetts individual income tax. These securities are issued by the Commonwealth of Massachusetts and its political subdivisions, agencies, authorities and instrumentalities, by other qualified issuers and by mutual funds that invest in such securities. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Massachusetts personal income tax. The Fund may comply with this 80% policy by investing in a partnership, trust, or regulated investment company which invests in such securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.

NJ Intermediate Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and New Jersey individual income tax. These securities are issued by the State of New Jersey and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New Jersey personal income tax.

NY Intermediate Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and New York state individual income tax. These securities are issued by the State of New York and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New York State and New York City personal income tax.

RI Intermediate Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of net assets in municipal securities that pay interest exempt from federal income tax (including the federal alternative minimum tax) and Rhode Island individual income tax, including securities issued by the State of Rhode Island and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers. Dividends derived from interest on municipal securities other than such securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Rhode Island personal income tax.

8

Tax-Exempt Funds

Each Tax-Exempt Fund will, as a matter of fundamental policy, under normal circumstances, invest at least 80% of its total assets in state bonds, subject to applicable state requirements.

Additional Fundamental Investment Policies:

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

Non-Fundamental Investment Policies

Each Fund may not, as a matter of non-fundamental policy:

1. Invest more than 15% of its net assets in illiquid securities.

2. Sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

9

“Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below is not described in a Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or the Fund’s sub-advisor, if applicable: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Inter- mediate Municipal Bond Fund	CT Inter- mediate Municipal Bond Fund	MA Inter- mediate Municipal Bond Fund	NJ Inter- mediate Municipal Bond Fund	NY Inter- mediate Municipal Bond Fund	RI Inter- mediate Municipal Bond Fund	CA Tax Exempt Fund	CT Tax Exempt Fund	MA Tax Exempt Fund	NY Tax Exempt Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

10

Investment Type	Inter- mediate Municipal Bond Fund	CT Inter- mediate Municipal Bond Fund	MA Inter- mediate Municipal Bond Fund	NJ Inter- mediate Municipal Bond Fund	NY Inter- mediate Municipal Bond Fund	RI Inter- mediate Municipal Bond Fund	CA Tax Exempt Fund	CT Tax Exempt Fund	MA Tax Exempt Fund	NY Tax Exempt Fund
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
Standby Commitments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating- Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the

11

payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed -, variable - or floating rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

12

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

13

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

14

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a

15

position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities

16

or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity- linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

17

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which

18

are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

19

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

20

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges— principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

21

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

22

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment.

23

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing

24

dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or

25

to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to a Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

26

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an

27

upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis,

28

and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

29

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar- denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored

30

depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books.

31

Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include exchange-traded funds (ETFs), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse

32

conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

33

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest

34

payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

35

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of

36

a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

Each Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations,

37

to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to

38

enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

39

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is no track record for securities guaranteed under the TLGP, it is uncertain how such securities will trade in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage- backed securities, money market instruments, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

40

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

41

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a

42

technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

43

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of the cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by a Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and a Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

44

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation funds, other than small-cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small-cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico and Brandes, sub-advisors for certain Columbia Funds, a complete list of portfolio holdings as of a month- end is posted approximately 30 calendar days after such month-end.

•	For fixed income funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Advisor may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds, policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

45

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

46

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Research Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico, sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

47

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings it maintains on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/ quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

Broadridge Financial Solutions, Inc.	None	Proxy voting and research utilized by Marsico, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico, sub-advisor for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

48

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

49

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreements, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (MOU) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Funds, under the MOU, and are subject to supervision by the Advisor.

The Investment Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor or any of its respective officers, directors, employees or agents, shall not be subject to liability to any shareholder of the Trust or to the Funds for any act or omission in the course of rendering services thereunder.

Each Fund’s Investment Advisory Agreement became effective with respect to such Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of each Fund’s Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. Each Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in each Fund’s Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses of the Fund — Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

50

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Intermediate Municipal Bond Fund
Advisory Fee Paid	$10,049,028	$10,098,828	$9,871,650
Amount Waived/Reimbursed by the Advisor	$201,056	$438,887	$393,123
CT Intermediate Municipal Bond Fund
Advisory Fee Paid	$1,091,965	$906,107	$830,218
Amount Waived/Reimbursed by the Advisor	$353,794	$391,465	$0
MA Intermediate Municipal Bond Fund
Advisory Fee Paid	$1,610,500	$1,570,491	$1,479,139
Amount Waived/Reimbursed by the Advisor	$407,124	$550,364	$0
NJ Intermediate Municipal Bond Fund
Advisory Fee Paid	$350,495	$321,252	$305,100
Amount Waived/Reimbursed by the Advisor	$239,649	$287,592	$0
NY Intermediate Municipal Bond Fund
Advisory Fee Paid	$1,447,859	$1,098,000	$699,457
Amount Waived/Reimbursed by the Advisor	$389,875	$409,913	$0
RI Intermediate Municipal Bond Fund
Advisory Fee Paid	$525,720	$563,862	$562,225
Amount Waived/Reimbursed by the Advisor	$254,908	$318,052	$0
CA Tax-Exempt Fund
Advisory Fee Paid	$2,020,284	$2,181,403	$2,224,876
Amount Waived/Reimbursed by the Advisor	$73,450	$29,313	$128,219
CT Tax-Exempt Fund
Advisory Fee Paid	$462,542	$524,477	$588,869
Amount Waived/Reimbursed by the Advisor	$157,165	$160,592	$158,586
MA Tax-Exempt Fund
Advisory Fee Paid	$658,411	$722,531	$814,125
Amount Waived/Reimbursed by the Advisor	$120,205	$0	$0
NY Tax-Exempt Fund
Advisory Fee Paid	$334,848	$359,613	$415,966
Amount Waived/Reimbursed by the Advisor	$169,148	$169,561	$178,262

51

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Brian McGreevy

CT Intermediate Municipal Bond Fund

NJ Intermediate Municipal Bond Fund

NY Intermediate Municipal Bond Fund

RI Intermediate Municipal Bond Fund

Intermediate Municipal Bond Fund

MA Intermediate Municipal Bond Fund

Kimberly Campbell	CA Tax-Exempt Fund CT Tax-Exempt Fund MA Tax-Exempt Fund NY Tax-Exempt Fund

Compensation

As of the Funds’ most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Benchmark(s)	Peer Group(s)
Brian McGreevy

Barclays Capital 3-15 Year Blend Municipal Bond Index

(CT Intermediate Municipal Bond Fund, MA Intermediate Municipal Bond Fund, NJ Intermediate Municipal Bond Fund, RI Intermediate Municipal Bond Fund)

Lipper Other States Intermediate Municipal Debt Funds Classification (CT Intermediate Municipal Bond Fund, NJ Intermediate Municipal Bond Fund and RI Intermediate Municipal Bond Fund)

52

Portfolio Manager	Benchmark(s)	Peer Group(s)
Lipper Massachusetts Intermediate Municipal Debt Funds Classification
(MA Intermediate Municipal Bond Fund)

Brian McGreevy	Barclays Capital 3-15 Year Blend Municipal Bond Index and Barclays Capital New York 3-15 Year Blend Municipal Bond Index (NY Intermediate Municipal Bond Fund)	Lipper New York Intermediate Municipal Debt Funds Classification (NY Intermediate Municipal Bond Fund)

Brian McGreevy	Barclays Capital 3-15 Year Blend Municipal Bond Index (Intermediate Municipal Bond Fund)	Lipper Intermediate Municipal Debt Funds Classification (Intermediate Municipal Bond Fund)

Kimberly Campbell	Barclays Capital Municipal Bond Index (CA Tax-Exempt Fund, CT Tax-Exempt Fund, MA Tax-Exempt Fund and NY Tax-Exempt Fund)	Lipper California Municipal Debt Funds Classification (CA Tax-Exempt Fund) Lipper Connecticut Municipal Debt Funds Classification
	and	(CT Tax-Exempt Fund)
	Barclays Capital California Municipal Bond Index (CA Tax-Exempt Fund)	Lipper Massachusetts Municipal Debt Funds Classification (MA Tax-Exempt Fund)
	Barclays Capital New York Municipal Bond Index (NY Tax-Exempt Fund)	Lipper New York Municipal Debt Funds Classification (NY Tax-Exempt Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of October 31, 2009.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brian McGreevy(a)	6	$1.55 billion	0	$0	8	$1.06 billion
Brian McGreevy(b)	6	$3.82 billion	0	$0	8	$1.06 billion
Brian McGreevy(c)	6	$3.72 billion	0	$0	8	$1.06 billion
Brian McGreevy(d)	6	$3.99 billion	0	$0	8	$1.06 billion
Brian McGreevy(e)	6	$3.74 billion	0	$0	8	$1.06 billion
Brian McGreevy(f)	6	$3.96 billion	0	$0	8	$1.06 billion

53

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kimberly Campbell(g)	6	$2.99 billion	0	$0	18	$870,000
Kimberly Campbell(h)	6	$3.30 billion	0	$0	18	$870,000
Kimberly Campbell(i)	6	$3.27 billion	0	$0	18	$870,000
Kimberly Campbell(j)	6	$3.33 billion	0	$0	18	$870,000

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than CT Intermediate Municipal Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than MA Intermediate Municipal Bond Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than NJ Intermediate Municipal Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than NY Intermediate Municipal Bond Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than RI Intermediate Municipal Bond Fund.
(g)	“Other SEC-registered open-end and closed-end funds” represents funds other than CA Tax-Exempt Fund.
(h)	“Other SEC-registered open-end and closed-end funds” represents funds other than CT Tax-Exempt Fund.
(i)	“Other SEC-registered open-end and closed-end funds” represents funds other than MA Tax-Exempt Fund.
(j)	“Other SEC-registered open-end and closed-end funds” represents funds other than NY Tax-Exempt Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of October 31, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brian McGreevy(a)	0	$0	0	$0	0	$0
Brian McGreevy(b)	0	$0	0	$0	0	$0
Brian McGreevy(c)	0	$0	0	$0	0	$0
Brian McGreevy(d)	0	$0	0	$0	0	$0
Brian McGreevy(e)	0	$0	0	$0	0	$0
Brian McGreevy(f)	0	$0	0	$0	0	$0
Kimberly Campbell(g)	0	$0	0	$0	0	$0
Kimberly Campbell(h)	0	$0	0	$0	0	$0
Kimberly Campbell(i)	0	$0	0	$0	0	$0
Kimberly Campbell(j)	0	$0	0	$0	0	$0

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than CT Intermediate Municipal Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than MA Intermediate Municipal Bond Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than NJ Intermediate Municipal Bond Fund.

54

(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than NY Intermediate Municipal Bond Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than RI Intermediate Municipal Bond Fund.
(g)	“Other SEC-registered open-end and closed-end funds” represents funds other than CA Tax-Exempt Fund.
(h)	“Other SEC-registered open-end and closed-end funds” represents funds other than CT Tax-Exempt Fund.
(i)	“Other SEC-registered open-end and closed-end funds” represents funds other than MA Tax-Exempt Fund.
(j)	“Other SEC-registered open-end and closed-end funds” represents funds other than NY Tax-Exempt Fund.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Fund’s portfolio manager(s), as of October 31, 2009.

Portfolio Manager Ownership of the Funds as of October 31, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Brian McGreevy	CT Intermediate Municipal Bond Fund	None
Brian McGreevy	NJ Intermediate Municipal Bond Fund	None
Brian McGreevy	NY Intermediate Municipal Bond Fund	None
Brian McGreevy	RI Intermediate Municipal Bond Fund	None
Brian McGreevy	Intermediate Municipal Bond Fund	None
Brian McGreevy	MA Intermediate Municipal Bond Fund	$100,001-$500,000(a)
Kimberly Campbell	CA Tax-Exempt Fund	None
Kimberly Campbell	CT Tax-Exempt Fund	None
Kimberly Campbell	MA Tax-Exempt Fund	None
Kimberly Campbell	NY Tax-Exempt Fund	None

(a)	Excludes any notional investments.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

55

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses of the Fund — Annual Fund Operating Expenses in each Fund’s prospectuses.

56

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Intermediate Municipal Bond Fund
Administrative Fee Paid	$1,638,608	$1,647,626	$1,606,488
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
CT Intermediate Municipal Bond Fund
Administrative Fee Paid	$152,420	$126,477	$115,885
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
MA Intermediate Municipal Bond Fund
Administrative Fee Paid	$224,799	$219,214	$206,463
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
NJ Intermediate Municipal Bond Fund
Administrative Fee Paid	$48,923	$44,841	$42,587
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
NY Intermediate Municipal Bond Fund
Administrative Fee Paid	$202,097	$153,263	$97,632
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
RI Intermediate Municipal Bond Fund
Administrative Fee Paid	$73,382	$78,706	$78,477
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
CA Tax-Exempt Fund
Administrative Fee Paid	N/A	N/A	N/A
Amount Waived/Reimbursed by the Administrator	N/A	N/A	N/A
CT Tax-Exempt Fund
Administrative Fee Paid	N/A	N/A	N/A
Amount Waived/Reimbursed by the Administrator	N/A	N/A	N/A
MA Tax-Exempt Fund
Administrative Fee Paid	N/A	N/A	N/A
Amount Waived/Reimbursed by the Administrator	N/A	N/A	N/A
NY Tax-Exempt Fund
Administrative Fee Paid	N/A	N/A	N/A
Amount Waived/Reimbursed by the Administrator	N/A	N/A	N/A

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust

57

Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$38,658
Amount Paid to State Street Bank and Trust Company	$225,008	$234,745	$203,834
CT Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$26,132
Amount Paid to State Street Bank and Trust Company	$92,354	$82,987	$63,275
MA Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$29,441
Amount Paid to State Street Bank and Trust Company	$110,446	$110,480	$86,008

58

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
NJ Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$23,258
Amount Paid to State Street Bank and Trust Company	$65,150	$66,677	$42,364
NY Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$25,228
Amount Paid to State Street Bank and Trust Company	$105,046	$95,950	$56,426
RI Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$24,621
Amount Paid to State Street Bank and Trust Company	$68,705	$69,076	$53,279
CA Tax-Exempt Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$33,085
Amount Paid to State Street Bank and Trust Company	$124,648	$129,096	$111,573
CT Tax-Exempt Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$24,798
Amount Paid to State Street Bank and Trust Company	$61,643	$62,893	$56,215
MA Tax-Exempt Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$25,956
Amount Paid to State Street Bank and Trust Company	$67,579	$67,981	$61,503
NY Tax-Exempt Fund
Amount Paid to Columbia Management Advisors, LLC	$0	$1,952	$23,873
Amount Paid to State Street Bank and Trust Company	$56,413	$55,062	$49,744

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and after an initial two-year period, continues from year to year, provided that continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

59

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained for the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Intermediate Municipal Bond Fund
Class A Paid	$73,980	$23,668	$20,256
Class T Paid	$159	$114	$71.26
Class A Retained	$7,431	$2,714	$2,554
Class T Retained	$19	$22	$8

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$3,507	$11,713	$12,049
Class C Retained	$3,169	$1,149	$269
CT Intermediate Municipal Bond Fund
Class A Paid	$20,003	$14,473	$5,712
Class T Paid	$166	$170	$445.47
Class A Retained	$18,809	$1,521	$566
Class T Retained	$22	$24	$51

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$4,348	$2,628	$16,632
Class C Retained	$24	$757	$1
MA Intermediate Municipal Bond Fund
Class A Paid	$31,161	$15,140	$19,092
Class T Paid	$1,290	$2,605	$1,501.62
Class A Retained	$27,552	$1,532	$2,855
Class T Retained	$192	$418	$232

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$1,002	$2,432	$12,457
Class C Retained	$1,024	$291	$718
NJ Intermediate Municipal Bond Fund
Class A Paid	$18,596	$7,344	$6,136
Class T Paid	$519	$390	$728.69
Class A Retained	$1,672	$613	$547
Class T Retained	$67	$59	$114

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$1,232	$4,129	$4,461
Class C Retained	$118	$100	$123

60

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
NY Intermediate Municipal Bond Fund
Class A Paid	$36,174	$9,534	$1,454
Class T Paid	$131	$86	$1,390.32
Class A Retained	$3,369	$860	$109
Class T Retained	$17	$9	$267

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$1,620	$995	$11,644
Class C Retained	$1,018	$417	$1,677
RI Intermediate Municipal Bond Fund
Class A Paid	$2,902	$706	$6,355
Class T Paid	$1,004	$9	$655.70
Class A Retained	$7,304	$81	$844
Class T Retained	$204	$2	$137

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$300	$1,653	$8,568
Class C Retained	$0	$0	$1
CA Tax-Exempt Fund
Class A Paid	$228,370	$226,908	$185,016
Class A Retained	$101,612	$27,845	$22,365

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$6,819	$21,054	$26,430
Class C Retained	$11,765	$7,517	$235
CT Tax-Exempt Fund
Class A Paid	$81,306	$60,652	$36,337
Class A Retained	$10,073	$7,301	$3,961

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$5,835	$13,389	$29,439
Class C Retained	$168	$467	$40
MA Tax-Exempt Fund
Class A Paid	$81,633	$94,886	$59,297
Class A Retained	$10,514	$10,095	$7,054

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$6,014	$14,829	$41,390
Class C Retained	$742	$1,922	$1,534
NY Tax-Exempt Fund
Class A Paid	$68,365	$38,175	$42,781
Class A Retained	$8,410	$4,631	$4,771

		(underwriting discount)	(underwriting discounts) (CDSC)
Class B Retained	$2,394	$18,972	$35,280
Class C Retained	$453	$321	$33

61

    Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including, for example, Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or

62

investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/ or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

63

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/ managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/ managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the

64

Funds. For example, BAS or MLPF&S may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA, BAS, and affiliates of Merrill Lynch) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

65

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including MLPF&S, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2009, the Funds pay the Transfer Agent an annual transfer agency fee of $22.36 per account, payable monthly. In addition, effective November 1, 2009, the Funds may reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds, subject to a cap up to $22.36 per account for financial intermediaries that seek payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by the account for financial intermediaries that seek payment by the Transfer Agent based on a percentage of net assets. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period November 1, 2007 through October 31, 2009, the Funds paid the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Funds paid the Transfer Agent for the fees and expenses the Transfer Agent paid to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended October 31, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ financial statements and assist in the preparation of their tax returns for the fiscal year ended October 31, 2010.

66

The Reports of the Independent Registered Public Accounting Firm and the audited financial statements included in the Funds’ Annual Reports to Shareholders of the Funds dated October 31, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110. K&L Gates LLP serves as co-counsel. Its address is Three First National Plaza, 70 West Madison Street, Suite 3300, Chicago, Illinois, 60602-4207.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares, Class C shares and Class T shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares. See the prospectuses for Class B shares of the Funds for details.

Under the Shareholder Servicing Plan, each State Bond Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the Fund’s average daily net assets attributed to its Class A, Class B and Class C shares. The Intermediate Municipal Bond Fund pays the Distributor a monthly service fee at an annual rate of 0.20% of its average daily net assets attributed to its Class A, Class B and Class C shares. Each Tax-Exempt Fund pays the Distributor a monthly service fee at an annual rate of 0.10% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class B and Class C shares issued prior to December 1, 1994 and a monthly service fee at an annual rate of 0.25% attributable to the Fund’s Class A, Class B and Class C shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates.

Under the Distribution Plan, each State Bond Fund pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and Class C shares. The Intermediate Municipal Bond Fund pays the Distributor a monthly distribution fee at an annual rate of 0.65% of its average daily net assets attributed to its Class B and Class C shares. Each Tax-Exempt Fund pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee for each State Bond Fund so that the combined distribution and service fees for each State Bond Fund will not exceed 0.65% annually. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee for Intermediate Municipal Bond Fund so that the combined distribution and service fees for Intermediate Municipal Bond Fund do not exceed 0.40% annually. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee for the Tax-Exempt Funds so that it does not exceed 0.45% annually.

Under the Shareholder Services Plan for Class T shares, the Intermediate Municipal Bond Fund and each State Bond Fund pays for certain services provided to Class T shareholders by their selling and/or servicing agents. The Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. The Intermediate Municipal Bond Fund, CT Intermediate Municipal Bond Fund, MA Intermediate Municipal Bond Fund, NJ Intermediate Municipal Bond Fund and NY Intermediate Municipal Bond Fund limit such fees to an aggregate annual rate of not more than 0.15% of each Fund’s average daily net assets attributable to Class T Shares for shareholder liaison services and administrative

67

support services. The RI Intermediate Municipal Bond Fund limits such fees to an aggregate annual rate of not more than 0.00% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended October 31, 2009

Fund	Class A Shares	Class B Shares	Class C Shares	Class T Shares
Intermediate Municipal Bond Fund
Distribution Fee	—	$37,679	$99,971	—
Service Fee	$160,061	$11,594	$30,748	$15,947
Fees Waived by the Distributor	$0	$0	$69,183	$0
CT Intermediate Municipal Bond Fund
Distribution Fee	—	$18,197	$52,195	—
Service Fee	$33,616	$6,066	$17,398	$26,408
Fees Waived by the Distributor	$0	$0	$24,357	N/A
MA Intermediate Municipal Bond Fund
Distribution Fee	—	$10,423	$47,375	—
Service Fee	$39,310	$3,474	$15,788	$58,747
Fees Waived by the Distributor	$0	$0	$22,104	$0
NJ Intermediate Municipal Bond Fund
Distribution Fee	—	$9,739	$26,601	—
Service Fee	$10,489	$3,245	$8,865	$5,583
Fees Waived by the Distributor	$0	$0	$12,410	$0
NY Intermediate Municipal Bond Fund
Distribution Fee	—	$11,757	$27,844	—
Service Fee	$14,234	$3,919	$9,281	$17,583
Fees Waived by the Distributor	$0	$0	$12,994	$0
RI Intermediate Municipal Bond Fund
Distribution Fee	—	$2,382	$9,149	—
Service Fee	$7,394	$794	$3,051	—
Fees Waived by the Distributor	$0	$0	$4,268	$0
CA Tax-Exempt Fund
Distribution Fee	—	$60,505	$190,050	N/A
Service Fee	$634,301	$19,306	$60,763	N/A
Fees Waived by the Distributor	$0	$0	$76,149	N/A

68

Fund	Class A Shares	Class B Shares	Class C Shares	Class T Shares
CT Tax-Exempt Fund
Distribution Fee	—	$68,025	$89,850	N/A
Service Fee	$171,733	$21,786	$28,797	N/A
Fees Waived by the Distributor	$0	$0	$35,944	N/A
MA Tax-Exempt Fund
Distribution Fee	—	$67,068	$71,441	N/A
Service Fee	$260,190	$20,536	$21,895	N/A
Fees Waived by the Distributor	$0	$0	$28,604	N/A
NY Tax-Exempt Fund
Distribution Fee	—	$68,789	$63,116	N/A
Service Fee	$119,106	$22,123	$20,306	N/A
Fees Waived by the Distributor	$0	$0	$25,251	N/A

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Expense Limitations

For the State Bond Funds and Intermediate Municipal Bond Fund, the Advisor has voluntarily agreed to reimburse a portion of each Fund’s expenses so that each Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from each Fund’s custodian, do not exceed 0.55% of each Fund’s average daily net assets on an annualized basis.

For the Tax-Exempt Funds, the Advisor has voluntarily agreed to reimburse a portion of each Fund’s expenses so that each Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from each Fund’s custodian, do not exceed 0.60% of each Fund’s average daily net assets on an annualized basis.

These arrangements may be modified or terminated by the Advisor at any time.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes

69

of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor or, as applicable, a sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and, as applicable, a sub- advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds’ investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

70

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Rodman L. Drake (Born 1943) Trustee and Chairman of the Board*	2007	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001	66	Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal River Capital, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

John D. Collins (Born 1938) Trustee	2007	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP (accounting and tax firm) from March 1962 to June 1999	66	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to	66	Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

71

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
		May 2006; President, UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer, United Airlines from July 1999 to September 2001

Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	66	None

72

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington since September 1993; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None

John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	66	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) Trustee	2007	Cable television producer and web site designer; The Editor, Scientific American, Inc. from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of	66	None

73

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
		technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	66	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly, General Manager, General Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology))	66	None

74

Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
William E. Mayer ** (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	66	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider) and BlackRock Kelso Capital Corporation (investment company)

*	Effective June 12, 2009, the Board elected Mr. Drake as Chairman of the Board.
**	Each Fund currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with a Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Collins, Hacker and Nelson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended October 31, 2009, the Audit Committee met six times.

Messrs. Drake, Hacker, Mayer and Simpson are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. For the fiscal year ended October 31, 2009, the Governance Committee met six times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Hacker, Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making

75

recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended October 31, 2009, the Advisory Fees & Expenses Committee met eight times.

Mses. Kelly and Verville and Messrs. Nelson and Simpson are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent. For the fiscal year ended October 31, 2009, the Compliance Committee met seven times.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as a Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Fund attend IOC meetings from time to time to assist the applicable IOC in its review of the Fund. Each IOC meets four times a year, as the applicable IOC did for the Funds’ most recently completed fiscal year. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review. These asset categories may be reallocated among the IOCs from time to time.

IOC #1: Mr. Neuhauser and Ms. Verville are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Mid Value, Fixed Income — Core and Municipal.

IOC #2: Messrs. Collins, Hacker and Mayer are responsible for reviewing funds in the following asset categories: Large Value, Small Growth, Specialty, Fixed Income — High Yield, Multi-Sector and Municipal.

IOC #3: Mr. Piel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Asset Allocation, Index, Large Value, Mid Value, Small Core, Small Value, Money Market, Fixed Income — Municipal and Short Duration.

IOC #4: Messrs. Drake, Nelson and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend, Mid Growth, Multi Blend, Small Growth, Specialty, Fixed Income — Core, Municipal and Short Duration.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

76

Independent Trustee Compensation for the Fiscal Year Ended October 31, 2009

Name of Trustee	Aggregate Compensation from Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from CT Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from MA Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from NJ Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from NY Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)
Rodman L. Drake(b)	$13,560	$2,292	$1,597	$1,549	$2,671
John D. Collins(c)	$10,761	$1,819	$1,280	$1,235	$2,120
Douglas A. Hacker	$11,707	$1,981	$1,394	$1,348	$2,311
Janet Langford Kelly	$11,272	$1,907	$1,362	$1,299	$2,220
Charles R. Nelson	$12,196	$2,024	$1,451	$1,383	$2,355
John J. Neuhauser	$11,379	$1,890	$1,342	$1,288	$2,207
Jonathan Piel	$10,611	$1,762	$1,256	$1,201	$2,056
Patrick J. Simpson(d)	$11,461	$1,901	$1,353	$1,297	$2,215
Thomas C. Theobald(e)(g)	$12,668	$2,097	$1,481	$1,433	$2,462
Anne-Lee Verville(f)	$11,862	$1,970	$1,343	$1,343	$2,295

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	During the fiscal year ended October 31, 2009, Mr. Drake deferred $5,249 of his compensation from Intermediate Municipal Bond Fund, $895 of his compensation from CT Intermediate Municipal Bond Fund, $1,256 of his compensation from MA Intermediate Municipal Bond Fund, $615 of his compensation from NJ Intermediate Municipal Bond Fund, and $1,035 of his compensation from NY Intermediate Municipal Bond Fund. During the calendar year ended December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507.
(c)	During the fiscal year ended October 31, 2009, Mr. Collins deferred $5,048 of his compensation from Intermediate Municipal Bond Fund, $861 of his compensation from CT Intermediate Municipal Bond Fund, $663 of his compensation from MA Intermediate Municipal Bond Fund, $592 of his compensation from NJ Intermediate Municipal Bond Fund, and $995 of his compensation from NY Intermediate Municipal Bond Fund. During the calendar year ended December 31, 2009, Mr. Collins deferred $116,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Collins’ account under that plan was $205,097.
(d)	During the fiscal year ended October 31, 2009, Mr. Simpson deferred $11,461 of his compensation from Intermediate Municipal Bond Fund, $1,901 of his compensation from CT Intermediate Municipal Bond Fund, $1,353 of his compensation from MA Intermediate Municipal Bond Fund, $1,297 of his compensation from NJ Intermediate Municipal Bond Fund, and $2,215 of his compensation from NY Intermediate Municipal Bond Fund. During the calendar year ended December 31, 2009, Mr. Simpson deferred $236,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Simpson’s account under that plan was $1,051,968.
(e)	At December 31, 2009, the value of Mr. Theobald’s account under the deferred compensation plan was $600,183.
(f)	At December 31, 2009, the value of Ms. Verville’s account under the deferred compensation plan was $679,903.
(g)	Mr. Theobald served as a Trustee of the Trust until February 2010.

77

Independent Trustee Compensation for the Fiscal Year Ended October 31, 2009 and the Calendar Year Ended December 31, 2009

Name of Trustee	Aggregate Compensation from RI Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from CA Tax-Exempt Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from CT Tax-Exempt Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from MA Tax-Exempt Fund for the Fiscal Year Ended October 31, 2009(a)	Aggregate Compensation from NY Tax-Exempt Fund for the Fiscal Year ended October 31, 2009(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2009(a)
Rodman L. Drake(b)	$1,762	$3,260	$1,666	$1,860	$1,535	$275,955
John D. Collins(c)	$1,407	$2,596	$1,331	$1,484	$1,226	$226,990
Douglas A. Hacker	$1,534	$2,827	$1,452	$1,619	$1,338	$251,005
Janet Langford Kelly	$1,480	$2,726	$1,401	$1,562	$1,290	$234,000
Charles R. Nelson	$1,572	$2,889	$1,491	$1,661	$1,373	$249,500
John J. Neuhauser	$1,465	$2,697	$1,388	$1,547	$1,278	$233,500
Jonathan Piel	$1,366	$2,514	$1,294	$1,443	$1,192	$218,500
Patrick J. Simpson(d)	$1,474	$2,713	$1,397	$1,557	$1,286	$236,000
Thomas C. Theobald(e)(g)	$1,633	$3,006	$1,546	$1,723	$1,422	$248,550
Anne-Lee Verville(f)	$1,527	$2,810	$1,447	$1,613	$1,332	$244,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	During the fiscal year ended October 31, 2009, Mr. Drake deferred $700 of his compensation from RI Intermediate Municipal Bond Fund, $1,281 of his compensation from CA Tax-Exempt Fund, $663 of his compensation from CT Tax-Exempt Fund, $738 of his compensation from MA Tax-Exempt Fund, and $611 of his compensation from NY Tax-Exempt Fund. During the calendar year ended December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507.
(c)	During the fiscal year ended October 31, 2009, Mr. Collins deferred $674 of his compensation from RI Intermediate Municipal Bond Fund, $1,233 of his compensation from CA Tax-Exempt Fund, $638 of his compensation from CT Tax-Exempt Fund, $710 of his compensation from MA Tax-Exempt Fund, and $589 of his compensation from NY Tax-Exempt Fund. During the calendar year ended December 31, 2009, Mr. Collins deferred $116,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Collins’ account under that plan was $205,097.
(d)	During the fiscal year ended October 31, 2009, Mr. Simpson deferred $1,474 of his compensation from RI Intermediate Municipal Bond Fund, $2,713 of his compensation from CA Tax-Exempt Fund, $1,397 of his compensation from CT Tax-Exempt Fund, $1,557 of his compensation from MA Tax-Exempt Fund, and $1,286 of his compensation from NY Tax-Exempt Fund. During the calendar year ended December 31, 2009, Mr. Simpson deferred $236,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Simpson’s account under that plan was $1,051,968.
(e)	At December 31, 2009, the value of Mr. Theobald’s account under the deferred compensation plan was $600,183.
(f)	At December 31, 2009, the value of Ms. Verville’s account under the deferred compensation plan was $679,903.
(g)	Mr. Theobald served as a Trustee of the Trust until February 2010.

78

Interested Trustee Compensation for the Fiscal Year Ended October 31, 2009

Name of Trustee	Aggregate Compensation from Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from CT Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from MA Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from NJ Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from NY Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)
William E. Mayer	$11,377	$1,887	$1,351	$1,288	$2,201

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Interested Trustee Compensation for the Fiscal Year Ended October 31, 2009 and the Calendar Year Ended December 31, 2009

Name of Trustee	Aggregate Compensation from RI Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from CA Tax-Exempt Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from CT Tax-Exempt Fund for the Fiscal Year ended October 31, 2009(a)	Aggregate Compensation from MA Tax-Exempt Fund for the Fiscal Year Ended October 31, 2009(a)	Aggregate Compensation from NY Tax-Exempt Fund for the Fiscal Year ended October 31, 2009(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2009(a)
William E. Mayer	$1,464	$2,693	$1,388	$1,546	$1,278	$233,500

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

79

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	Rodman L. Drake		John D. Collins		Douglas A. Hacker	Janet Langford Kelly	Charles R. Nelson
Intermediate Municipal Bond Fund	A		A		A	A	E
CT Intermediate Municipal Bond Fund	A		A		A	A	A
MA Intermediate Municipal Bond Fund	A		A		A	A	A
NJ Intermediate Municipal Bond Fund	A		A		A	A	A
NY Intermediate Municipal Bond Fund	A		A		A	A	A
RI Intermediate Municipal Bond Fund	A		A		A	A	A
CA Tax-Exempt Fund	A		A		A	A	A
CT Tax-Exempt Fund	A		A		A	A	A
MA Tax-Exempt Fund	A		A		A	A	A
NY Tax-Exempt Fund	A		A		A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	*	E	*	E	E	E

Independent Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	John J. Neuhauser	Jonathan Piel	Patrick J. Simpson		Anne-Lee Verville
Intermediate Municipal Bond Fund	A	A	A		A
CT Intermediate Municipal Bond Fund	A	A	A		A
MA Intermediate Municipal Bond Fund	A	A	A		A
NJ Intermediate Municipal Bond Fund	A	A	A		A
NY Intermediate Municipal Bond Fund	A	A	A		A
RI Intermediate Municipal Bond Fund	A	A	A		A
CA Tax-Exempt Fund	A	A	A		A
CT Tax-Exempt Fund	A	A	A		A
MA Tax-Exempt Fund	E	A	A		A
NY Tax-Exempt Fund	A	A	A		A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	A	E	*	E	*

*	Includes the value of compensation payable under the Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex as specified by each Trustee.

80

Interested Trustee Ownership for the Calendar Year Ended December 31, 2009

Fund	William E. Mayer
Intermediate Municipal Bond Fund	A
CT Intermediate Municipal Bond Fund	A
MA Intermediate Municipal Bond Fund	A
NJ Intermediate Municipal Bond Fund	A
NY Intermediate Municipal Bond Fund	A
RI Intermediate Municipal Bond Fund	A
CA Tax-Exempt Fund	A
CT Tax-Exempt Fund	A
MA Tax-Exempt Fund	A
NY Tax-Exempt Fund	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	A

81

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; Treasurer, Columbia Funds, from October 2003 to May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, from December 2000 to December 2006; Senior Vice President, Columbia Management Advisors, LLC, from April 2003 to December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, from February 2004 to October 2004; Treasurer, Galaxy Funds, from September 2002 to December 2005; Treasurer, from December 2002 to December 2004, and President, from February 2004 to December 2004, Columbia Management Multi-Strategy Hedge Fund, LLC and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS

82

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			Investment Management (investment management), from August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, from September 2004 to December 2005; Vice President Fund Administration of the Advisor from June 2002 to September 2004.

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Julie B. Lyman (Born 1970)	Vice President	2009	Assistant General Counsel, Bank of America since October 2009 and from October 2006 through May 2009; Managing Director of the Advisor from May 2009 through October 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2006	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

83

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President, Fund Treasury of the Advisor since October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

84

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/ dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor.

85

In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/ dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

86

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution. In addition, the Columbia Funds are affiliated with BAS, Merrill Lynch and their affiliates (including MLPF&S, Merrill Lynch Government Securities, Inc. and Merrill Lynch Money Markets Inc.) and may, pursuant to conditions prescribed by the SEC and applicable law (i) purchase certain types of securities from such entities in their role as dealers in such securities and (ii) purchase certain eligible municipal securities through group orders when MLPF&S is a member of an underwriting syndicate for such securities.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

87

Brokerage Commissions

The following table describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/ dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Intermediate Municipal Bond Fund	$0	$5,572.50	$49,484.50
CT Intermediate Municipal Bond Fund	$0	$0	$1,189.50
MA Intermediate Municipal Bond Fund	$0	$799.50	$6,327.75
NY Intermediate Municipal Bond Fund	$0	$149.50	$221.00
NJ Intermediate Municipal Bond Fund	$0	$195.00	$442.50
RI Intermediate Municipal Bond Fund	$0	$650.00	$1,010.75
CA Tax-Exempt Fund	$0	$9,399.00	$17,095.00
CT Tax-Exempt Fund	$215	$2,063.75	$5,041.00
MA Tax-Exempt Fund	$306	$3,165.50	$6,311.50
NY Tax-Exempt Fund	$150	$1,576.25	$3,198.00

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended October  31, 2007, 2008 and 2009.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended October 31, 2009, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

88

As of October 31, 2009, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of October 31, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
Intermediate Municipal Bond Fund	None	$0
CT Intermediate Municipal Bond Fund	None	$0
MA Intermediate Municipal Bond Fund	None	$0
NY Intermediate Municipal Bond Fund	None	$0
NJ Intermediate Municipal Bond Fund	None	$0
RI Intermediate Municipal Bond Fund	None	$0
CA Tax-Exempt Fund	None	$0
CT Tax-Exempt Fund	None	$0
MA Tax-Exempt Fund	None	$0
NY Tax-Exempt Fund	None	$0

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized each Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

89

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•	Acclaim Benefits, Inc.	•	Massachusetts Mutual Life Insurance Company

•	A.G. Edwards	•	Matrix Settlement & Clearance Services

•	Alerus Retirement Solutions	•	Mercer HR Services, LLC

•	Ameriprise Financial Services, Inc.	•	Merrill Lynch Life Insurance Company

•	Bank of America, N.A.*	•	Merrill Lynch, Pierce, Fenner & Smith Incorporated*

•	Benefit Plan Administrators	•	Mid Atlantic Capital Corporation

•	Bisys Retirement Services	•	Morgan Keegan & Co., Inc.

•	Charles Schwab & Co.	•	Morgan Stanley & Co., Incorporated

•	Charles Schwab Trust Co.	•	MSCS Financial Services, LLC

•	Citigroup Global Markets Inc.	•	National Investor Services Corp.

•	CitiStreet LLC	•	Newport Retirement Services, Inc.

•	City National Bank	•	New York State Deferred Compensation Plan

•	Compensation & Capital Administrative Services, Inc.	•	NYLife Distributors LLC

•	CPI Qualified Plan Consultants	•	PNC Advisors

•	Daily Access Concepts, Inc.	•	Princeton Retirement Group

•	Digital Retirement Solutions	•	Principal Life Insurance Company

•	Dreyfus	•	Prudential Insurance Company of America

•	Edward D. Jones & Co., L.P.	•	Prudential Retirement Insurance & Annuity Co.

•	E*Trade Group, Inc.	•	Reliance Trust Company

•	ExpertPlan	•	Robert W. Baird & Co., Inc.

•	Fidelity Investments Institutional Operations Co.	•	Royal Alliance Associates, Inc.

•	First Clearing LLC	•	Standard Retirement Services, Inc.

•	Genworth Financial	•	TD Ameritrade Clearing Inc.

•	GPC Securities, Inc.*	•	TD Ameritrade Trust Company

•	Guardian Life Insurance Company	•	Teachers Insurance and Annuity Association of America

•	GWFS Equities, Inc.	•	The 401k Company

•	Hartford Life Insurance Company	•	T. Rowe Price Group, Inc.

•	Hewitt Associates LLC	•	The Vanguard Group, Inc.

•	ICMA Retirement Corporation	•	Unified Trust Company, N.A.

•	ING Life Insurance and Annuity Company	•	UPromise Investments, Inc.

•	ING Institutional Plan Services, LLP	•	VALIC Retirement Services

•	John Hancock Life Insurance Company (USA)	•	Wachovia Bank, N.A.

•	John Hancock Life Insurance Company of New York	•	Wachovia Securities, LLC

•	JP Morgan Retirement Plan Services LLC	•	Wells Fargo Bank, N.A.

•	Lincoln Financial Group	•	Wells Fargo Funds Management, LLC

•	LPL Financial Corporation	•	Wilmington Trust Corporation

•	Marshall & Ilsley Trust Company	•	Wilmington Trust Retirement & Institutional Services Company

*	Bank of America affiliate

90

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of

91

the Columbia Funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•	AIG Advisor Group	•	Linsco/Private Ledger Corp.

•	Ameriprise Financial Services, Inc.	•	Mellon Financial Markets, LLC

•	AXA Advisors, LLC	•	Merrill Lynch Life Insurance Company

•	Banc of America Investment Services, Inc.*	•	Merrill Lynch, Pierce, Fenner & Smith Incorporated*

•	Banc of America Securities LLC*	•	Morgan Stanley & Co. Incorporated

•	Bank of America, N.A.*	•	MSCS Financial Services, LLC

•	Bank of New York	•	National Financial Services LLC

•	Citibank, N.A.	•	Pershing LLC

•	Citigroup Global Markets Inc.	•	Prudential Investment Management Services, LLC

•	Commonwealth Financial Network	•	Raymond James & Associates, Inc.

•	Custodial Trust Company	•	Raymond James Financial Services, Inc.

•	Fidelity Brokerage Services, Inc.	•	SEI Investments Inc.

•	Genworth Financial, Inc.	•	State Street Global Markets, LLC

•	Goldman, Sachs & Co.	•	Transamerica Corporation

•	GunAllen Financial, Inc.	•	UBS Financial Services Inc.

•	Harris Corporation	•	US Bank National Association

•	ING Life Insurance and Annuity Co.	•	Wachovia Securities LLC

•	J.J.B. Hilliard, W.L. Lyons, Inc.	•	Webster Investment Services, Inc.

•	J.P. Morgan Clearing Corp.	•	Wells Fargo Corporate Trust Services

•	Liberty Life Insurance Co.	•	Wells Fargo Funds Management LLC

•	Lincoln Financial Advisors Corp.	•	Wells Fargo Investments, LLC

*	Bank of America affiliate

92

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

93

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Funds by the Funds’ existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund for Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares*	Class C Shares	Class T Shares	Class Z Shares
Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
CT Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
MA Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
NJ Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
NY Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
RI Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
CA Tax-Exempt Fund	✓	✓	✓		✓
CT Tax-Exempt Fund	✓	✓	✓
MA Tax-Exempt Fund	✓	✓	✓
NY Tax-Exempt Fund	✓	✓	✓

*	Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Funds by the Funds’ existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund for Class B shares of the Funds. See the prospectuses for Class B shares of the Funds for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

94

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

95

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

Other Securities

The Funds do not offer securities other than capital stock.

96

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged. Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

97

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, fathers-in-law and mothers-in-law.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investment options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

98

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

99

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At a Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the

100

current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark SharesTM.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

101

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker- dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

102

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short- term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

103

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive

104

cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

105

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The

106

amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash- sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh

107

plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be

108

required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

109

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds, such as the Funds, typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated

110

as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends- received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (ie., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected”

111

with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for certain of the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

112

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax- exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under

113

Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Each of the Funds intends to so qualify and is designed to provide shareholders with a high level of income in the form of exempt- interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. In general, if an amount of a Fund’s distribution designated as an exempt-interest dividend exceeds the Fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back ratably to the amount of its net-exempt income. In such a case, each Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess income as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Fund’s exempt-interest dividends received by the shareholder to all of the Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each of the state-specific Funds invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund. In addition, exempt-interest dividends paid by a Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

114

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 29, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Tax-Exempt Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	2,011,221.5400	5.57%

CA Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	50,703.0000	8.42%

CA Tax-Exempt Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7th FL 333 W 34TH ST NEW YORK, NY 10001-2402	45,871.6290	7.62%

CA Tax-Exempt Fund- Class B	NFS LLC FEBO MARGARITO RICO TTEE MARGARITO RICO LIVINGTRUST PO BOX 515 NORCO, CA 92860-0515	32,036.8200	5.32%

CA Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,500,155.5310	36.91%

CA Tax-Exempt Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	290,930.2280	7.16%

115

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Tax-Exempt Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,665,596.3360	88.69%

CT Tax-Exempt Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	797,628.1630	7.95%

CT Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	106,957.1700	13.84%

CT Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	377,553.8060	22.93%

CT Tax-Exempt Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	100,239.1890	6.09%

CT Tax-Exempt Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	94,050.7650	5.71%

MA Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	69,995.8470	9.76%

116

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
MA Tax-Exempt Fund- Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	68,298.5450	9.52%

MA Tax-Exempt Fund- Class B	PO-TUNG TU & SHUCHEN TU 7 KIMBERLY CT MARSHFIELD, MA 02050-6218	39,416.6770	5.50%

MA Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	259,114.9870	19.37%

MA Tax-Exempt Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	197,211.8180	14.74%

MA Tax-Exempt Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	97,220.0710	7.27%

NY Tax-Exempt Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	769,263.8740	10.91%

NY Tax-Exempt Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	669,988.2980	9.50%

NY Tax-Exempt Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	133,695.7880	13.18%

NY Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	108,370.6390	10.69%

117

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
NY Tax-Exempt Fund- Class B	NFS LLC FEBO FERNE BROWNELL TTEE FERNE BROWNELL LIVING TRUST 204 N RIDGE RUN MANCHESTER CTR, VT 05255-9141	52,286.8990	5.16%

NY Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	499,617.5240	38.62%

NY Tax-Exempt Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	239,555.0500	18.52%

NY Tax-Exempt Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	132,622.7700	10.25%

Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	86,928.2730	18.65%

Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO GILDA Y SPIVAK 2633 ELM DR N BELLMORE, NY 11710-1303	24,927.2110	5.35%

Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATOR 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	491,815.1810	28.57%

Intermediate Municipal Bond Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	86,322.3070	5.01%

118

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Intermediate Municipal Bond Fund- Class T	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	67,604.6430	6.70%

Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	13,239,968.2870	92.83%

MA Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO KENNETH D POLIVY 120 GORDON RD WABAN, MA 02468-1227	184,699.1520	11.45%

MA Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	139,956.6580	8.67%

MA Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO LONGA VITA CORPORATION C/O KESEV CORP. 2000 COMMONWEALTH AVE. AUBURNDALE, MA 02466-2004	98,290.2210	6.09%

MA Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC VINCENT BISCEGLIA TTEE VINCENT BISCEGLIA TRUST 139 WHARTON ROAD GROTON, MA 01450-4244	97,977.7310	6.07%

MA Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	93,272.6690	5.78%

MA Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	10,698.2010	10.10%

MA Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55474-0001	8,863.5170	8.37%

119

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
MA Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO HOWARD F CASEY 103 SCHOOL ST UNIT 4 CONCORD, NH 03301-3820	7,564.6570	7.14%

MA Intermediate Municipal Bond Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	7,199.9240	6.80%

MA Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO J LEONARD SCHATZ 25 GREYSTONE CT BURLINGTON, MA 01803-3823	5,572.6440	5.26%

MA Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	188,538.4610	22.02%

MA Intermediate Municipal Bond Fund- Class C	MORGAN STANLEY & CO. HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	58,384.9110	6.82%

MA Intermediate Municipal Bond Fund- Class C	FIRST CLEARING LLC KEVIN J MCCARTHY 36 MINUTEMAN RD MEDFIELD, MA 02052-1444	57,798.7690	6.75%

MA Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO KAREN K DER 8 LENOX CIR ANDOVER, MA 01810-5429	334,941.7790	9.04%

MA Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO ERIC R COSMAN 872 CONCORD AVE BELMONT, MA 02478-1604	293,745.5180	7.93%

MA Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO MURIEL HUROVITZ 1111 BEACON ST APT 37 BROOKLINE, MA 02446-5518	220,053.0760	5.94%

120

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
MA Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,287,086.7470	94.68%

CT Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	426,207.9210	40.69%

CT Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO 12 HEMLOCK LTD PARTNERSHIP A PARTNERSHIP CHRISTOPHER K OHARA 44 SYLVAN, RD N WESTPORT, CT 06880-2942	111,031.0950	10.60%

CT Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94101-4151	56,506.6550	5.39%

CT Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	39,569.8200	23.44%

CT Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO NANETTE GANDELMAN 2 COACH LN WESTPORT, CT 06880-2107	11,880.5030	7.04%

CT Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO HIDEKO HARA DUNN JAN D DUNN 75 INVERNESS CT CHESHIRE, CT 06410-3548	10,486.8490	6.21%

CT Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	194,004.2820	25.54%

121

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class

CT Intermediate Municipal Bond Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	67,554.2200	8.89%

CT Intermediate Municipal Bond Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	54,989.1160	7.24%

CT Intermediate Municipal Bond Fund- Class C	NFS LLC FEBO ANN L BURSTEIN ANN ROGOFF 1 CAMPBELL AVE APT 67 WEST HAVEN, CT 06516-8907	42,046.3790	5.53%

122

As of January 29, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	13,239,968.2870	88.40%

CA Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,287,086.7470	76.66%

NJ Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	5,810,558.3440	72.62%

NY Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	21,413,535.6260	79.64%

CT Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	18,284,111.9980	80.41%

RI Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	7,723,501.4550	83.38%

123

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S) Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Last Review Date:	March 2009

Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940

Form N-PX

ERISA Department of Labor Bulletin 08-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.

Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations
Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)	Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A — CMA’s Proxy Voting Policy CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter¬balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control) Approving New Classes or Series of Shares:

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter :

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer?[1]

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group?[2]

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

APPENDIX C — DESCRIPTION OF STATE CONDITIONS

STATE SPECIFIC INFORMATION

Each Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the state in which the Fund invests, as well as the general fiscal and economic stability of the state’s subdivisions, agencies, instrumentalities or authorities, which issue the securities in which the Fund invests. The following information supplements information set forth in each Fund’s prospectus, constitutes only a brief summary and does not purport to be a complete description of certain state-specific considerations and is provided to investors in view of each Fund’s policy of concentrating its investments in securities issued by issuers of a single state. The information is based on publicly available sources and has not been independently verified by the Advisor. It is expected that the information will be updated only on an annual basis and thus may be out of date at any time that you make an investment decision to purchase or sell shares of a Fund.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

California

The following information relates specifically to the Columbia California Tax-Exempt Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of California (California or the State) and local agencies in California available as of the date of this Statement of Additional Information. Further, estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than comparable municipal bond funds that do not focus on investments in California issuers.

General Economic Factors.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In the May Revision of the 2008-09 Governor’s Budget released on May 14, 2008 (the 2009-10 May Revision), the California Department of Finance (the Department of Finance) projected that the California economy would contract sharply in calendar year 2009 and grow slowly in 2010, with the State’s unemployment rate increasing in both years.

The national and California economies have slowed further since the 2009-10 May Revision, although there have been an increasing number of signs that the rate of decline is moderating. As of September 2009, unemployment in the State was approximately 12.2%, compared to approximately 7.8% percent in September 2008. The U.S. unemployment rate for September 2009 was approximately 9.8%.

California, like the rest of the nation, is in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009. The 1.8% decline in personal income in the first quarter of 2009 was the largest in California in 40 years. The decline in the second quarter, however, was considerably smaller.

Taxable sales fell sharply in California in the first half of 2009. The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to-year decline in such statewide total since the State began keeping records in 1933. California’s unemployment rate increased from approximately 6.1% at the start of 2008 to approximately 12.2% in September 2009.

The weak economy resulted in a dramatic reduction in California tax revenues during 2008 and 2009. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations, the California Legislature adopted the February 2009 budget package on February 19, 2009, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act. The package was signed by the Governor on February 20, 2009. This package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing. See “The California Budget” below.

By May 2009, continued economic decline with a consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The budget for fiscal year 2008-09 approved by the Governor on February 20, 2009, as amended by revisions enacted on July 28, 2009, together with other related legislation (collectively, the Amended 2009 Budget Act), addressed the $24 billion budget gap projected at the time of its adoption through a combination of revenue enhancements (which were included in the Initial 2009 Budget Act) and significant cuts in a wide variety of programs.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of California’s cash resources to pay the State’s obligations, requiring the State to first defer certain payments and then issue registered warrants in order to manage its cash resources. As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board (PMIB) voted to significantly curtail loans from the State’s Pooled Money Investment Account (PMIA), thereby postponing or stopping thousands of infrastructure projects Statewide. The PMIA customarily funded such loans to provide temporary funding for projects and programs prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

The Governor also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. If the three-day-per-month furlough remains in effect for all of fiscal year 2009-10, it is projected to reduce General Fund payroll expenditures by approximately $1.278 billion, or 14% of General Fund payroll expenditures. Various litigation has been brought challenging the furlough program that, if successful, could adversely affect California’s financial condition.

The Legislature adopted a number of bills on or before September 11, 2009 in its regular legislative session and in a special session of the Legislature dealing with fiscal matters.

Recent Developments

On September 30, 2009, the California Supreme Court denied California’s petition for review of the appeals court decision in the case entitled Shaw v. Chiang, which had overturned provisions in the Budget Act for the 2007-08 fiscal year adopted on August 24, 2007 (together with other related budget legislation, the 2007 Budget Act), authorizing use of certain sales and use taxes on vehicle fuels to offset certain transportation-related costs in the General Fund. The matter has been remanded to the trial court for further proceedings consistent with the appeals court decision. The Amended 2009 Budget Act included use of such sales and use taxes for similar purposes, totaling up to $1 billion. See “The California Budget” below.

On September 30, 2009, the Department of Finance obtained preliminary data on revenue collections for personal income taxes in the month of September 2009 suggesting a shortfall in quarterly estimated payments of nearly $1 billion, or approximately 33% below Department of Finance projections. Some portion of the shortfall could result from incomplete implementation by individuals of new tax policies and rules enacted in February 2009 and from adjustments to estimated tax payments in September 2009 based on final filings of returns for the 2008 tax year. The Department of Finance cannot predict if this apparent shortfall is indicative of full year results.

The Department of Finance released its Finance Bulletin for October 2009 (the October Bulletin), which describes September 2009 receipts on the agency cash basis. Results contained in the October Bulletin take into account the $3 billion reduction to the revenue forecasts contained in the 2009-10 May Revision described herein. This reduction is assumed to occur throughout fiscal year 2009-10 in amounts proportional to current major tax collections, but is not allocated among individual revenue line items. For September 2009, the unallocated revenue reduction was calculated at $331 million, reducing the total General Fund revenue forecast for September 2009 from $9.755 billion to $9.424 billion. Preliminary General Fund agency cash for September 2009 was $8.614 billion, or $810 million below the Amended 2009 Budget Act forecast, which includes the unallocated revenue adjustment. On the same adjusted basis, year-to-date revenues through September 2009 are $948 million below the $20.415 billion forecast.

The October Bulletin noted that September personal income taxes were approximately $1 billion, or approximately 19.4%, below 2009-10 May Revision projections (approximately $1.2 billion, or approximately 11.2%, below projections on a year to date basis). In addition, the October Bulletin stated that September 2009 sales and use tax collections were approximately $53 million, or approximately 2.4%, below projections (approximately $302 million, or approximately 4.5%, below projections on a year to date basis). The October Bulletin also noted that September 2009 corporation taxes were approximately $189 million, or approximately 10.8%, below projections (approximately $61 million, or approximately 3.0%, below projections on a year to date basis).

Legislation enacted November 4, 2009 (SB X7 2) authorizes submission to the voters at the statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Funds generated by bond sales may be used for a wide variety of purposes including improvement of California’s water supply systems, drought relief and groundwater protection.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service (Moody’s), Standard and Poor’s Ratings Services (S&P) and Fitch Ratings (Fitch), assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In July 2009, Fitch lowered its rating assigned to California’s general obligation bonds from A- to BBB, and Moody’s lowered its rating assigned to California’s general obligation bonds from A2 to Baa1. S&P assigns an A rating on California general obligation bonds. All three rating agencies have California debt on a negative watch. It is not possible to determine whether or to what extent Moody’s, S&P or Fitch will change its respective rating on California general obligation bonds in the future.

California’s general obligation bonds currently are rated low in comparison to other rated states in the nation. Lower ratings make it more expensive for the State to raise revenue and, in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Additional rating downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

California Finances.

General Fund. California’s moneys are segregated among its General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the California Treasury (the Treasury) and not required by law to be credited to any other fund, as well as earnings from the investment of California moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the California Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

Special Fund for Economic Uncertainties. The State maintains a Special Fund for Economic Uncertainties (SFEU), which is funded with General Fund revenues and which was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller (the Controller) may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (California Government Code Section 16418) also contains a continuous appropriation authorizing the Controller to transfer the unencumbered balance in the General Fund to the SFEU as of the end of each fiscal year. If, however, at the end of any fiscal year in which it has been determined that there are revenues in excess of the amount that may be appropriated, as defined in subdivision (a) of Section 2 of Article XIII B of the California Constitution, such transfer must be reduced by the amount of the excess revenues. The estimates of the transfer are made jointly by the State’s Legislative Analyst’s Office (the LAO) and the Department of Finance.

For budgeting and accounting purposes, any appropriation made from the SFEU, other than appropriations contained in California Government Code Section 16418, is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Budget Stabilization Account. Proposition 58, approved in March 2004, created the Budget Stabilization Account (the BSA) as a second budgetary reserve. Since fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) is transferred by the Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced as described below. Those transfers continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement goes back into effect whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recovery Bonds (ERBs) until a total of $5 billion has been used for that purpose. A total of $1.495 billion of such $5 billion amount has been applied to the retirement of ERBs. See “State Indebtedness — Economic Recovery Bonds” below. The 2007, 2008 and 2009 Budget Acts give the Director of Finance the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA, pursuant to the authority, they will not be replenished by a future fiscal year’s annual transfer unless the California Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Separate from the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which must be repaid when the General Fund has available cash.

In light of the condition of the General Fund, the Governor issued an Executive Order on May 28, 2008, suspending the fiscal year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Governor’s Budget. Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the fiscal year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA. There are currently no moneys in the BSA.

The California Budget.

The Budget Process. California’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the Governor’s Budget). Under California law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the California Legislature takes up the proposal. As required by the Balanced Budget Amendment (Proposition 58), the California Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the California Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act (each, a Budget Act) as approved by the California Legislature and signed by the Governor. Each Budget Act must be approved by a two-thirds majority vote of each house of the California Legislature. The Governor may reduce or eliminate specific line items in a Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the California Legislature.

Appropriations also may be included in legislation other than a Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each house of the California Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges require only a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The estimates and projections contained in the budgets discussed in the following paragraphs are based on a variety of assumptions. There can be no assurances that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including but not limited to lower than expected revenues or higher than expected expenditures.

Budgets for Fiscal Years Prior to Fiscal Year 2007-08. During fiscal year 2001-02, following a half decade of strong economic and revenue growth, as the State and national economies fell into a recession and the stock markets dropped significantly, California experienced an unprecedented drop in revenues compared to the prior fiscal year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between fiscal year 2001-02 and fiscal year 2003-04, the State encountered severe budgetary difficulties due to reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these fiscal years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003, and the issuance of ERBs in the spring of 2004.

California’s economy rebounded during the 2004-05, 2005-06 and 2006-07 fiscal years, resulting in substantially higher General Fund revenues in each such fiscal year than had been projected at the start of the fiscal year. This allowed the budgets in these fiscal years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts and one-time measures, such as the securitization of tobacco settlement revenues and the sale of ERBs, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding fiscal years, but did include receipt of $525 million from the refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for fiscal years prior to 2005-06 and improved economic results, which generated increases in tax revenues, the General Fund balance at June 30, 2006, was estimated to be approximately $3.487 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

Fiscal Year 2007-08 Budget. The 2007 Budget Act was adopted by the California Legislature on August 21, 2007, together with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the 2007 Budget Act, the Governor vetoed $943 million in appropriations from the General Fund, special funds and bond funds (including $703 million in General Fund appropriations). Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in fiscal year 2006-07. The 2007 Budget Act also included the largest reserve of any Budget Act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act disclosed a number of risks. By the time the 2008-09 Governor’s Budget was released on January 10, 2008, many of these risks had occurred, such that even the planned reserve was not expected to be sufficient to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the California Legislature, which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action.

Fiscal Year 2008-09 Budget. The 2008 Budget Act was adopted by the California Legislature on September 16, 2008, together with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the 2008 Budget Act, the Governor vetoed $714 million in appropriations from the General Fund, special funds and bond funds (including $510 million in General Fund appropriations). This was the longest delay by the California Legislature in adopting a budget in modern history.

The 2008 Budget Act, as originally enacted, resolved a $17.3 billion budget deficit (after implementation of $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the California Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in fiscal year 2009-10. Under the 2008 Budget Act as originally enacted, General Fund revenues and transfers were projected to decrease 1.0%, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve. The February 2009 Budget Package made major changes to the 2008 Budget Act.

Since the enactment of the 2008 Budget Act, economic conditions in the State have worsened considerably. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion contained in the 2008 Budget Act. Subsequent projections prepared for the 2009 Budget Act estimated a total reserve deficit at June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate. Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the California Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in 2008-09 and address the State’s cash shortage.

Fiscal Year 2009-10 Budget. The California Legislature passed on February 19, 2009, and the Governor signed on February 20, 2009, the Initial 2009 Budget Act that addressed the combined deficit of $41.6 billion in fiscal years 2008-09 and 2009-10. The Initial 2009 Budget Act also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

As the recession deepened throughout the spring, revenues continued to erode and the budget had again fallen out of balance. On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the California Legislature to solve the new $24.3 billion deficit. The California Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009, the Amended 2009 Budget Act. Under the Amended 2009 Budget Act, General Fund expenditures for fiscal year 2008-09 are projected at $91.5 billion, a decrease of $11.9 billion compared with 2008 Budget Act estimates. This primarily includes a decrease of $10.4 billion in expenditure reductions offset by, among other things, $2.8 billion of federal stimulus funds and $1.5 billion in increased taxes.

As part of the Amended 2009 Budget Act, the Department of Finance assumed that revenues in fiscal year 2009-10 would be $3.0 billion lower than the level assumed in the 2009-10 May Revision forecast. The Department of Finance also revised revenues prior to 2008-09 upward by an increase of $1.3 billion to account for a prior-year adjustment that affects the beginning balance, and reduced 2008-09 revenues by $1.8 billion, for an aggregate reduction over all fiscal years of $3.5 billion. The change for fiscal years prior to 2008-09 is related to the 2008 Budget Act provision that imposed a 20% penalty for corporations that understate their tax liability by $1 million or more. The penalty revenues, which were received in 2008-09 but attributable to prior years, resulted in a positive $1.3 billion prior-year adjustment to corporation tax revenues for years prior to 2008-09. The Department of Finance assumed a $1.8 billion reduction to revenues in fiscal year 2008-09 from the 2009-10 May Revision forecast based on the trends seen in May and June tax collections. For fiscal years 2008-09 and 2009-10, the revenue reductions were not allocated to any specific revenue source.

The Amended 2009 Budget Act and the State’s cash management plan are based on a variety of assumptions. In the event actual circumstances or conditions differ from those assumptions, the State’s financial condition could be materially adversely affected. The Amended 2009 Budget Act provides for a reserve of $500 million.

Actions that may be taken by California’s Legislature or Governor in the current or future years to address California’s current or future budget deficits cannot be predicted. Future California budgets will be affected by national and State economic conditions and other factors over which the Fund has no control. Additional information concerning California’s budget and financial condition may be obtained from the State’s Department of Finance website at http://www.dof.ca.gov, and California’s Legislative Analyst’s Office at http://www.lao.ca.gov. Information provided on these websites is not incorporated as part of this Statement of Additional Information.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (ARRA) in February 2009, which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides approximately $330 billion in aid to states, approximately $170 billion for federal projects and non-state aid and approximately $287 billion of tax relief.

The California Recovery Task Force (the Recovery Task Force) estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in State aid and an additional $30.2 billion in tax relief. The Recovery Task Force believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, $11.8 billion investment in education, $5.2 billion investment in labor and workforce development, and $4.7 billion investment in transportation infrastructure. The Amended 2009 Budget Act includes an estimated $4.9 billion of federal stimulus revenues being available to offset General Fund expenditures in the 2009-10 fiscal year.

State Indebtedness.

The California Treasurer (the Treasurer) is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

General Obligation Bonds. The California Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal of and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are (1) the ERBs, supported by a special sales tax, and (2) veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. As of October 1, 2009, the State had outstanding $68,362,254,045 aggregate principal amount of long-term general obligation bonds, of which $58,532,634,045 were payable primarily from the State’s General Fund, and $9,829,620,000 were self-liquidating bonds payable first from other special revenue funds. As of October 1, 2009, there were unused voter authorizations for the future issuance of $54,525,414,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. (See “Commercial Paper Program” below.) Of this unissued amount, $1,341,710,000 is for general obligation bonds payable first from other revenue sources.

Under California law, the State must pay the principal of any general obligation bonds (except for the ERBs) that are subject to optional or mandatory tender and that are not remarketed or, if applicable, purchased by financial institutions that provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has in the past been done through internal loans from the State’s PMIA. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of November 10, 2009, $1,116,960,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Lease-Purchase Obligations. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. Such facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment as the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which certificates of participation are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California constitutional provisions that require voter approval. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, recent legislation provides California’s court system with increased fees to support up to $5 billion of lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. The State had $7,956,646,500 of General Fund-supported lease-purchase obligations outstanding as of October 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11,610,524,671 of authorized and unissued lease-purchase obligations as of October 1, 2009.

Non-Recourse Debt. Certain California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which obligations are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $53 billion in aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2009.

Future Issuance Plans. Between November 2006 and August 2009, voters and the California Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to about $64.8 billion as of October 1, 2009. In order to address the expenditure needs for these new authorizations, along with those that existed before 2006, the State increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Amended 2009 Budget Act assumes that approximately $13.4 billion of general obligation bonds and $1.1 billion of lease revenue bonds will be issued in fiscal year 2009-10.

Disruptions in financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past year in the State’s bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, the State issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding ERBs). A few weeks later, the State took advantage of a new federal program called “Build America Bonds” (BABs) to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs. This will result in a net interest expense lower than that which the State would have had to pay for tax-exempt bonds at the same time and in the same amount. In October 2009, the State issued $2.825 billion of federally taxable general obligation bonds, of which $1.75 billion were BABs. The State subsequently issued additional general obligation bonds and lease revenue bonds as BABs, as well as tax-exempt and federally taxable issues which were not BABs. Additional BABs may be issued by the State through December 31, 2010 (unless Congress extends the program).

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations that may occur, the Treasurer has estimated that the aggregate amount of outstanding general obligation and lease revenue bonds based on current voter and legislative authorizations is estimated to peak at approximately $111.8 billion by June 2016, compared to the current total outstanding amount of approximately $66.5 billion. The annual debt service costs on this amount of debt is estimated by the Treasurer to peak in fiscal year 2017-18 at approximately $9.75 billion compared to approximately $5.9 billion budgeted in fiscal year 2009-10. (These estimates do not include ERBs, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

There also have been proposed several new bond initiatives, including $9.3 billion for water, $23.9 billion for K-12 schools and higher education, and $7.7 billion for various lease revenue bond-funded programs. If voters approve additional general obligation bonds at future elections and the California Legislature authorizes additional lease revenue bonds consistent with those supported by the Governor, debt service will increase commensurately. In addition, in light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund to annual General Fund revenues can be expected to increase significantly in future years.

Economic Recovery Bonds. The California Economic Recovery Bond Act (Proposition 57) was approved by voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except refunding bonds, which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of June 30, 2009, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The Governor suspended both the 2008-09 and 2009-10 BSA transfers due to the condition of the General Fund.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the one-quarter cent Special Sales Tax Revenues (SSTRs) collected from the one-quarter cent tax dedicated to repayment of the ERB debt have decreased to a level that has provided very little coverage above the required debt service amounts. This has twice caused the State to temporarily access the coverage account (reserve fund) for the ERBs (which account has an approximate balance of $302 million) — once on December 24, 2008 in the amount of $13.3 million, to fill up a debt service account for January 1, 2009, and once on June 24, 2009 in the amount of $64.5 million, as required under the master indenture for the ERBs. In both instances, the coverage account was fully replenished by the end of the actual debt service period.

As reported by the State on June 25, 2009, the estimate of SSTRs for the semi-annual debt service period ending January 1, 2010, will not be sufficient to pay at least 100% of the estimated required semi-annual payments for the same period. Finance had estimated that SSTRs for the current period will be approximately $566,000,000, compared to estimated requirements to pay debt service and other expenses of $596,796,000, as estimated by the Treasurer. Actual sales tax receipts from May 2009 through August 2009 have averaged approximately 6% below the 2009-10 May Revision projections. To the extent that actual SSTRs continue to fall short of the State’s 2009-10 May Revision revenue estimate, the shortfall will increase.

The State restructured the ERBs to take account of the reduced levels of SSTRs by reducing annual debt service requirements, so as to restore positive coverage levels and reduce the likelihood of future draws on the coverage account. An ERB refunding bond issuance in the amount of $3,435,615,000.00 was issued on November 5, 2009.

Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement (the Master Settlement Agreement or MSA) with the four major cigarette manufacturers (the participating manufacturers or PMs). In 2004, two of the four original PMs merged. Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and Sari Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the settling participating manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the Tobacco Securitization Law), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (Series 2003A Bonds). A second sale of the remaining 43.43% of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B Bonds). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The California Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005, the Series 2003B Bonds were refinanced with a series of refunding bonds (Series 2005A Bonds), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. In March 2007, the state completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which were used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys were used for General Fund expenses in 2007-08.

Under the MSA, an independent auditor calculates each year whether the PMs have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers (NPMs) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006 and 2007 for the calendar year 2003, 2004 and 2005 payments, respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. In April 2008, the PMs made this assertion for the 2006 calendar year, and a final decision in favor of the PMs was issued at the end of March 2009. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs’ annual payments for those years. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, in April 2008 by $33.9 million and in April 2009 by $32.8 million (which represented receipts from 2005, 2006, 2007 and 2008, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007, 2008 and 2009 was in excess of the required debt service payments. In February 2009, the 2005 NPM adjustment was released from the disputed payments account to the States as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment.

Flood Litigation Settlement. In 2006, the State settled a lawsuit (referred to as the Poterno case) arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided that the State would make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the California Legislature. The California Legislature has included the required annual installment in each Budget Act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

Obligations in Connection with Proposition 1A. The Amended 2009 Budget Act provides for State borrowing, pursuant to Proposition 1A (as defined herein), of approximately $1.935 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues (plus interest at a rate to be determined by the Director of Finance, and certain other amounts) no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provides authority to local governments to sell their right to receive State repayment to a joint powers authority, which would issue bonds backed by the State’s repayment obligation. The repayment obligation will include interest and issuance costs for the joint powers authority bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a joint powers authority, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make payments pursuant to Proposition 1A of 2004.

Cash Flow Borrowings. As part of its cash management program, California has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (RANs or Notes) in 22 of the last 23 fiscal years. In fiscal year 2008-09, the State issued $5.5 billion of RANs, which matured and were paid prior to June 30, 2009. On September 29, 2009, the State issued $8.8 billion of RANs which are scheduled to mature in May and June 2010. If the State determines that additional cash resources are needed for its cash management program during fiscal year 2009-10, the State may seek additional external borrowing. If the State expects it can repay such additional borrowing by June 30, 2010, it would issue additional RANs. The State also may issue Revenue Anticipation Warrants (RAWs) maturing in the current or the succeeding fiscal year. The issuance of RAWs would result in adding cash resources to the unapplied money in the General Fund, which could permit the State to pay its obligations in the current fiscal year, including any RANs issued in fiscal year 2009-10. The State also is authorized to issue Refunding RAWs to refund maturing RAWs. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

Inter-fund Borrowing. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the Controller is required to notify the Governor and the PMIB (composed of the Director of Finance, the Treasurer and the Controller). The Governor may then order the Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary/Legal Basis Annual Report of the Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the PMIA. This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund.

Sources of Tax Revenues.

In fiscal year 2007-08, approximately 90% of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes and sales and use taxes. The following are brief summaries of the major sources of tax revenues in California.

Personal Income Tax. The California personal income tax, which accounted for 53% of General Fund revenues and transfers in fiscal year 2007-08, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3%. For tax years 2009 and 2010, the rates will range from 1.25% to 9.55%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the California Franchise Tax Board indicates that the top 1% of taxpayers paid 48.1% of the total personal income tax in tax year 2007.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate (9.55% for tax years 2009 and 2010). The surcharge became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8% and as little as 4.5% of General Fund revenues over the past 10 years. The Amended 2009 Budget Act assumes that capital gains will account for 5.5% of General Fund revenues and transfers in fiscal year 2008-09 and 3.6% in fiscal year 2009-10.

Sales and Use Tax. The sales and use tax (referred to herein as the sales tax), which accounted for 26% of General Fund revenues and transfers in fiscal year 2007-08, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Corporation Tax. The corporation tax accounted for 12% of General Fund revenues and transfers in fiscal year 2007-08. Corporation tax revenues are derived from the following taxes: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) an additional 2% tax on the net income of banks and other financial corporations; (3) the AMT, which is imposed at a rate of 6.65%; (4) a minimum franchise tax of up to $800 imposed on certain corporations subject to the franchise tax; (5) a 1.5% tax on profits of sub-Chapter S corporations; and (6) fees paid by limited liability companies, which account for approximately 2.8% of corporation tax revenue.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits. The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $349 million spread over several years; the effect is estimated to be $15 million in fiscal year 2008-09, $212 million in fiscal year 2009-10 and $121 million in fiscal year 2010-11.

Estate Tax; Other Taxes. The State estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the Economic Growth and Tax Relief Reconciliation Act) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

Special Fund Revenues. The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues are composed of three categories of income: (1) receipts from tax levies that are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products; (2) charges for special services to specific functions, including such items as business and professional license fees; and (3) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees accounted for 34% of all special fund revenues in fiscal year 2007-08. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2007-08, approximately $8.6 billion was derived from the ownership or operation of motor vehicles. Approximately $3.4 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of $0.87 per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows: (1) $0.50 is deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs; (2) $0.25 is allocated to the Cigarette and Tobacco Products Surtax Fund, which moneys are appropriated for anti-tobacco education and research, indigent health services and environmental and recreation programs; (3) $0.10 is allocated to the State’s General Fund; and (4) the remaining $0.02 is deposited into the Breast Cancer Fund.

Constitutional Provisions Affecting Revenues and Appropriations.

The following are brief summaries of the major constitutional and legislative actions that have affected tax levying and collections by State and local governments in California:

Article XIIIA. In 1978, California voters approved Proposition 13, which enacted Article XIIIA of the California Constitution (Article XIIIA) and which, as amended, generally caps the maximum real property tax that may be imposed on real property to 1%, caps annual increases in assessed property values at 2%, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Article XIIIA also gave the California Legislature responsibility for allocating the remaining proceeds of the property tax.

Article XIIIB. In 1979, California voters approved Proposition 4, the so-called “Gann Initiative,” which added Article XIIIB to the California Constitution (Article XIIIB). Article XIIIB was amended by the voters in June 1990 through their approval of Proposition 111. Article XIIIB limits the annual appropriations of the State and of any city, county, school district, authority or other political subdivision of the State to the level of the appropriations limit for the prior fiscal year, as adjusted annually for changes in the cost of living, population and cost of services rendered by the governmental entity. The “base year” for establishing such appropriation limit is fiscal year 1978-79. Increases in appropriations by a governmental entity are also permitted (i) if financial responsibility for providing services is transferred to the governmental entity, or (ii) for emergencies, so long as the appropriations limits for the three years following the emergency are reduced to prevent any aggregate increase above the Constitutional limit. Decreases are required where responsibility for providing services is transferred from the government entity.

Appropriations of an entity of local government subject to Article XIIIB include generally any authorization to expend during the fiscal year the proceeds of taxes levied by the State or other entity of local government, exclusive of certain State subventions, refunds of taxes, benefit payments from retirement, unemployment insurance and disability insurance funds. Appropriations subject to limitation pursuant to Article XIIIB do not include debt service on indebtedness existing or legally authorized as of January 1, 1979, on bonded indebtedness thereafter approved according to law by a vote of the electors of the issuing entity voting in an election for such purpose, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects and appropriations by the State of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990, levels. “Proceeds of taxes” include, but are not limited to, all tax revenues and the proceeds to any entity of government from (i) regulatory licenses, user charges and user fees to the extent such proceeds exceed the cost of providing the service or regulation, (ii) the investment of tax revenues and (iii) certain State subventions received by local governments. Article XIIIB includes a requirement that if an entity’s revenues in any year exceed the amount permitted to be spent, the excess must be returned by revising tax rates or fee schedules over the subsequent two fiscal years.

Proposition 62. In 1986, California voters approved Proposition 62 (Proposition 62), which requires a super-majority approval of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds of the electorate must approve any special tax for specific purposes.

Proposition 98. In 1988, California voters approved Proposition 98 (Proposition 98) as an amendment to the California Constitution, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the California Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The fiscal year 2004-05 budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the Constitutional guarantee. This suspended amount was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenues increased the fiscal year 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the fiscal year 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to retire the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. The total estimated maintenance factor balance was $65.5 million at the end of fiscal year 2007-08, which maintenance factor balance is required to be restored in future years as economic conditions improve.

Article XIIIC and Article XIIID. In 1996, California voters approved Proposition 218, entitled the Right to Vote on Taxes Act (Proposition 218), which enacted Article XIIIC (Article XIIIC) and Article XIIID (Article XIIID) to the California Constitution. Article XIIIC and Article XIIID contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. The interpretation and application of certain provisions of Proposition 218 will ultimately be determined by the courts with respect to some of the matters discussed below. It is not possible at this time to predict with certainty the future effect of such interpretations.

Article XIIIC requires that all new local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes, even if deposited in a general fund, require a two-thirds vote. Article XIIIC further provides that any general purpose tax imposed, extended or increased without voter approval after December 31, 1994, may continue to be imposed only if approved by a majority vote in an election which must be held within two years of November 5, 1996. Article XIIIC also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees and charges were imposed. Article XIIIC expands the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power. This extension of the initiative power is not limited by the terms of Article XIIIC to fees imposed after November 6, 1996, and, absent other legal authority, could result in the retroactive reduction in any existing taxes, assessments, fees or charges. Assessments, fees and charges are not defined in Article XIIIC, and it is unclear whether these terms are intended to have the same meanings for purposes of Article XIIIC as for Article XIIID described below. If not, the scope of the initiative power under Article XIIIC potentially could include any general fund local tax, assessment or fee not received from or imposed by the federal or State government or derived from investment income.

Article XIIID also added several new provisions relating to how local agencies may levy and maintain assessments for municipal services and programs. These provisions include, among other things, (i) a prohibition against assessments which exceed the reasonable cost of the proportional special benefit conferred on a parcel, (ii) a requirement that the assessment must confer a special benefit, as defined in Article XIIID, over and above any general benefits conferred, and (iii) a majority protest procedure which involves the mailing of a notice and a ballot to the record owner of each affected parcel, a public hearing and the tabulation of ballots weighted according to the proportional financial obligation of the affected party. Assessment is defined in Article XIIID to mean any levy or charge on real property for a special benefit conferred on the real property.

Proposition 1A. On November 2, 2004, California voters approved Proposition 1A (Proposition 1A), which amended the California Constitution to reduce the State’s authority over major local government revenue sources. Under Proposition 1A, the State may not (i) reduce local sales tax rates or alter the method of allocating the revenue generated by such taxes, (ii) shift property taxes from local governments to schools or community colleges, (iii) change how property tax revenues are shared among local governments without two-third approval of both houses of the California Legislature, or (iv) decrease vehicle license fee revenues without providing local governments with equal replacement funding. Proposition 1A permits the State to shift a limited amount of local government property tax revenue to schools and community colleges if certain conditions are met, including: (a) a proclamation by the Governor that the shift is needed due to a severe financial hardship of the State and (b) approval of the shift by the California Legislature with a two-thirds vote of both houses. In the event of such a shift, the State is required to repay local governments for their property tax losses, with interest, within three years. Proposition 1A allows the State to approve voluntary exchanges of local sales tax and property tax revenues among local governments within a county. Proposition 1A also amends the California Constitution to require the State to suspend certain State laws creating mandates in any year that the State does not fully reimburse local governments for their costs to comply with the mandates; provided, however, that such provision does not apply to mandates relating to schools or community colleges or to mandates relating to employee rights.

The purpose of Proposition 1A is to increase and stabilize local government revenues. Proposition 1A could also, however, result in decreased resources being available for State programs. Such a decrease, in turn, could affect actions taken by the State to resolve budget difficulties, including increasing State taxes, decreasing spending on certain State programs or even suspending or otherwise circumventing Proposition 1A in order to appropriate local government revenues. See “State Indebtedness — Obligations In Connection with Proposition 1A” above.

Future Initiatives. Article XIIIB, Article XIIIC, Article XIIID, Proposition 62, Proposition 98 and Proposition 1A were each adopted as measures that qualified for the ballot pursuant to the State’s Constitutional initiative process. From time to time other initiative measures could be adopted, affecting the ability of the State to increase or apply revenues and to make or increase appropriations.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse effect on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to California, could result in significant General Fund expenditures or otherwise affect the ability of the State to raise revenues.

Local Governments.

The primary units of local government in California are the 58 counties (the Counties), which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for providing many basic services within the State, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services. Local government revenues have been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., taxes devoted to a specific purpose) without two-thirds voter approval. Proposition 218, which enacted additional Constitutional amendments in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. See “Constitutional Provisions Affecting Revenues and Appropriations — Article XIIIA” and — “Article XIIIC and Article XIIID” above.

Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services. In the aftermath of the approval of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California Legislature reduced the post-Proposition 13 aid to local government entities, other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the state-local agreement) in connection with the 2004 Budget Act. One change related to the reduction of the vehicle license fee (VLF) rate from 2% to 0.65% of the market value of the applicable vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was offset by an increase in the amount of property tax revenues received by the cities and counties. This worked to the benefit of local governments, because the offset amounts increased annually in proportion to the growth in secured real property tax revenues, which had historically grown at a higher rate than VLF revenues. This arrangement continues without change in the 2009 Budget Act.

Pursuant to statutory changes made in conjunction with the 2009 Budget Act, the VLF rate increased from 0.65% to 1.15% effective May 19, 2009. Of this 0.50% increase, 0.35% flows to the General Fund and 0.15% supports various law enforcement programs previously funded by the General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year. See also “State Indebtedness — Obligations In Connection with Proposition 1A” and “Constitutional Provisions Affecting Revenues and Appropriations — Proposition 1A.”

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect California’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.

Connecticut

The following information relates specifically to the Columbia Connecticut International Municipal Bond Fund and the Columbia Connecticut Tax-Exempt Fund (either, the “Fund”). This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of Connecticut (“Connecticut” or the “State”) and local agencies in Connecticut available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of Connecticut municipal securities than comparable municipal bond funds that do not focus on investments in Connecticut issuers.

Introduction. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession. These challenges for the State include fiscal year deficits and falling employment, among other issues. The State Office of Policy and Management monitors such matters and generally issues a report periodically estimating the current fiscal year deficit. The State Comptroller issues a similar report periodically. From time to time the legislature’s Office of Fiscal Analysis also issues reports covering these matters. The most current such information is described below under “State General Fund,” which should be considered together with the other information set forth herein.

The State’s current and projected fiscal and economic condition, as described herein, is subject to change based on a number of factors. Such factors include, but are not limited to: (a) developments with respect to the national economy as a whole, (b) developments with respect to the financial services sector of the economy, (c) developments in the world economy, and in particular commodity prices such as oil, (d) federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such stimulus efforts in the State and the amount of federal aid to the State, (e) the extent to which the federal stimulus legislation, and in particular The American Recovery and Reinvestment Act of 2009 (the “ARRA”), as enacted and implemented, provides less federal aid to the State than was anticipated in the adopted biennial budget, and the resulting need to implement other revenue enhancements or expenditure reductions, and (f) the effect of the State’s constitutional balanced budget requirement and spending cap provisions on the adoption of the biennial budget and the effect spending constraints might have on the State’s economy. Such factors are continually changing, and no assurances can be given with respect to how such factors or other factors will materialize in the future or what effect they will have on the State’s fiscal and economic condition.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, surpassing the New England and national growth rates. Since then, Connecticut’s annual growth in gross state product has performed better than the New England region, but mostly slower than the nation. Employment had gained approximately 66,800 jobs by late 2007 since it bottomed out in July of 2003, but in 2008 Connecticut lost jobs.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. The unemployment rate in the State reached its low of 2.3% in 2000, compared to New England’s average of 2.8% and the national average of 4.0%. After climbing to a high of 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% for 2006. The current recession brought the unemployment rate up to 5.1% for the first six months of 2008, compared to the New England average of 4.8% and the national average of 5.1% for the same period.

General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted federal grants account for most of the other General Fund revenue. The State, as of the forecast date, expected to derive approximately 76 percent and 72 percent, respectively, of its General Fund revenues from taxes during the 2007-08 fiscal year and the 2008-09 fiscal year.

Budget for Fiscal Years 2007-2008 and 2008-2009. Although the General Assembly did not pass the biennial budget for fiscal years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 included General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million The budget for fiscal year 2008-09 included General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. Pursuant to Public Act No. 07-1 of the September Special Session of the General Assembly, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 fiscal year to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for the fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

The budget was $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.2 million below the expenditure cap in fiscal year 2008-09. In accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Fiscal Year 2007-2008 Operations. Pursuant to the Comptroller’s financial statements provided on December 31, 2008, as of June 30, 2008, General Fund revenues were $16,418.8 million, General Fund expenditures and net miscellaneous adjustments were $16,319.4 million and the General Fund balance for the 2007-08 fiscal year was a surplus of $99.4 million The entire surplus was reserved for fiscal year 2008-09 spending.

Governor’s Proposed Midterm Budget Adjustments. Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report must include any recommendations for adjustments and revisions to the enacted budget.

On February 6, 2008 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 2007-08 and 2008-09 fiscal years. The General Assembly convened on February 6, 2008 to consider the Governor’s proposed Midterm Budget Adjustments and adjourned on May 7, 2008. The legislature did not make any midterm budget adjustments for the 2008-09 fiscal year in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09 and the 2007-08 surplus of $83.4 million, plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-09. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal Year 2008-2009 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on August 20, 2008 (as of the period ending July 31, 2008), September 22, 2008 (as of the period ending August 31, 2008), October 20, 2008 (as of the period ending September 30, 2008), November 20, 2008 (as of the period ending October 31, 2008) and December 20, 2008 (as of the period ending November 30, 2008), each for the General Fund for the 2008-09 fiscal year, the General Fund was estimated to have a deficit of $145.7 million, $302.4 million, $107.9 million, $356.3 million and $193.0 million, respectively. In the monthly estimate provided by the Office of Policy and Management on January 20, 2009 for the General Fund for the 2008-09 fiscal year, as of the period ending December 31, 2008, General Fund revenues were estimated at $16,098.0 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,019.7 million and the General Fund was estimated to have a deficit of $921.7 million These revenue estimates include an estimated $40 million from tax amnesty program and $12 million from the escheat of unclaimed bottler deposits and transfers totaling $71.2 million from various funds to the General Fund per Public Act No. 08-1 of the November 24, Special Session and Public Act No. 09-1. The expenditure estimates included three allotment rescissions in 2008 totaling $157 million and two mitigation plans totaling $69.8 million per Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1. The revenue estimates as of December 31, 2008 did not take into account any economic effect as a result of the changes in the financial and credit markets occurring after December 31, 2008 or during the remainder of the fiscal year. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly reports dated September 2, 2008, October 1, 2008 and November 3, 2008, the Comptroller generally agreed with the Office of Policy and Management’s projections as of the periods ending July 31, 2008, August 31, 2008 and September 30, 2008, respectively. In her monthly report dated December 1, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $50 million higher than the Office of Policy and Management’s projection for the same period. In her monthly report dated January 2, 2009, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $150 million higher than the Office of Policy and Management’s projections for the same period. In her monthly report dated February 2, 2009 for the period ending December 31, 2008, the Comptroller’s estimate of the General Fund deficit for the 2008-09 fiscal year was $1.1 billion, which amount was $172.9 million higher than the estimate of the Office of Policy and Management.

Pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required. Since July 2008, the Governor has exercised her authority under Section 4-85 of the Connecticut General Statutes in rescinding allotments totaling $157 million in General Fund expenditures. In addition, the Governor has proposed two deficit mitigation packages to address the then projected deficits that exceeded her allotment rescission authority. Public Act No. 08-1 of the November 24, 2008 Special Session and Public Act No. 09-1 were enacted by the General Assembly and resulted in an estimated $193.6 million in deficit mitigation. Even with these changes, on January 20, 2009, the Office of Policy and Management projected a $921.7 million deficit in the General Fund for the 2008-09 fiscal year.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Pursuant to the Comptroller’s unaudited preliminary financial results dated September 1, 2009, the Comptroller estimated the General Fund revenues for the 2008-09 fiscal year were $15,700.8 million, General Fund expenditures and miscellaneous adjustments were $16,626.7 million and the General Fund balance for the 2008-09 fiscal year was estimated to have a deficit of $925.9 million. The Comptroller indicated in her letter that under House Bill No. 6802, the General Assembly approved additional carry forward authority which is accounted for as part of the 2008-09 fiscal year deficit and therefore increases the deficit. Accordingly, the 2008-09 fiscal year deficit would increase to $947.6 million upon the act becoming law. House Bill No. 6802 became law after the date of the Comptroller’s September 1, 2009 results. Pursuant to Public Act No. 09-2 of the June Special Session, for the purpose of funding the deficit in the General Fund for the 2008-09 fiscal year, the

Treasurer is authorized to issue notes of the State in an amount not to exceed the amount of such deficit and in such additional amounts as the Treasurer shall determine to pay the costs of issuance of any such notes and interest payable or accrued on such notes through June 30, 2011.

The above projections are only estimates and the information in the Comptroller’s report contains only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2008-09 operations of the General Fund.

Budget for Fiscal Years 2009-2010 and 2010-2011. On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-10 and 2010-11 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to executive orders issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The executive orders directed all department heads and executive branch employees to limit purchases of goods and services and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The executive orders covered the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of June 2009 Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raises net revenues from three major resources: 1) grants from the ARRA, 2) transfers from other State funds to the State’s General Fund and securitizations, and 3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations include (i) transferring Budget Reserve Funds of $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11 as amended by Public Act No. 09-7 of the September 2009 Special Session. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 is expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before January 1, 2010 indicated that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 was at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate will remain at 6%. If any cumulative monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate will remain at 6%. On the estate and gift taxes, the enacted law will (i) increase the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduce the marginal tax rates by 25%; and (iii) eliminate the tax cliff. These three measures were estimated to reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both HUSKY A and HUSKY B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds the School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designed to improve kindergarten through grade three reading, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

In addition, the budget for fiscal year 2010-11 requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that will result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that will result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during the 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

Fiscal Year 2009-2010 Operations. Pursuant to Section 4-66 of the Connecticut General Statutes, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on October 20, 2009 for the General Fund for the 2009-10 fiscal year, as of the period ending September 30, 2009, General Fund revenues were estimated at $17,203.3 million, General Fund expenditures and miscellaneous adjustments were estimated at $17,591.8 million and the General Fund was estimated to have a deficit of $388.5 million. No assurances can be given that future report estimates will match the Office of Policy and Management’s prior estimates.

By statute, the State’s fiscal position is reported monthly by the Comptroller. In her monthly report dated October 1, 2009 for the period ending August 31, 2009, the Comptroller indicated that although many of the revenue enhancements associated with the budget had not yet appeared within the revenue collection figures, the first quarter revenue trends raised concerns. She indicated that if the first quarter trends continued unabated, even after fully incorporating the projected revenue gains enacted as part of the budget, the revenue shortfall in the General Fund for the 2009-10 fiscal year would exceed $500 million. She further indicated that because it was early in the fiscal year, there was sufficient time for a reversal in the trend to mitigate the shortfall. The Comptroller did not address any increased expenditures, which the Office of Policy and Management projected to be an additional $212.5 million in its October 20, 2009 report.

In the Comptroller’s monthly report dated November 1, 2009, the Comptroller estimated a General Fund deficit for the 2009-10 fiscal year of $624 million as of the period ending September 30, 2009. No assurances can be given that future report estimates will match the Office of Policy and Management’s estimates or the Comptroller’s prior estimates.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, as described above, pursuant to Section 4-85 of the Connecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report must include a plan which the Governor must implement to modify agency allotments to the extent necessary to prevent a deficit. The Governor is required to file such report as a result of the deficit projection included in the Comptroller’s November 1, 2009 report.

The above projections are only estimates and the information in the monthly letters of the Office of Policy and Management to the Comptroller and in the Comptroller’s monthly reports contain only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or audit or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2009-10 operations of the General Fund.

STATE DEBT

Types of State Debt. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

State Direct General Obligation Debt. Statutory Authorization and Security Provisions. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest will be made, and the Treasurer will pay such principal and interest as the same become due.

There are no State constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit. Section 3-21 of the General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State may be authorized by the General Assembly or issued unless they do not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of OPM as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal years ending June 30, 2002 and June 30, 2003, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, any indebtedness represented by agreements entered into pursuant to certain provisions of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness, any indebtedness issued for the purpose of meeting cash flow needs, and any indebtedness issued for the purpose of covering emergency needs in times of natural disaster are excluded or deducted. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, the amount of authorized but unissued debt for the UConn 2000 program is limited to the amount permitted to be issued under the cap.

Under the General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor must review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

Certain Short-Term Borrowings. The General Statutes authorize the Treasurer, subject to the approval of the Governor, to borrow such funds, from time to time, as may be necessary, and to issue obligations of the State therefor, which must be redeemed by the Treasurer whenever, in the opinion of the Treasurer, there are funds in the treasury available for such purpose. The State has established programs of temporary note issuances from time to time to cover periodic cash flow requirements. On June 18, 2009, pursuant to the Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the Treasurer arranged with a group of banks a 364-day revolving credit facility in the amount of $580 million.

OTHER FUNDS, DEBT AND LIABILITIES

The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by the special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain other contingent liabilities for future payments.

Transportation Fund and Debt. In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges, projects on the interstate highway system, alternate highway projects in the interstate highway substitution program, waterway facilities, mass transportation and transit facilities, aeronautic facilities (excluding Bradley International Airport), the highway safety program, maintenance garages and administrative facilities of the Department of Transportation, payment of the State’s share of the costs of the local bridge program established under the act, and payment of State contributions to the local bridge revolving fund established under the act. The infrastructure program is administered by the Department of Transportation.

The cost of the infrastructure program for State fiscal years 1985-2012, which will be met from federal, State and local funds, is currently estimated at $23.5 billion. The State’s share of such cost, estimated at $9.5 billion, is to be funded from transportation related taxes, fees and revenues deposited in the Special Transportation Fund, as described below, and from the proceeds of STO bonds. The portion of State program costs not financed by STO bonds is estimated at $0.6 billion and includes the expenses of the infrastructure program that either are not sufficiently large or do not have a sufficiently long life expectancy to justify the issuance of long-term bonds. Such expenses currently include liquid resurfacing, minor bridge repairs, highway maintenance activities, safety improvements and other minor transportation improvements.

The State’s share of the cost of the Infrastructure Program for State fiscal years 1985-2012 to be financed by STO bonds currently is estimated at $8.9 billion. The actual amount may exceed $8.9 billion to finance reserves and cost of issuance amounts. The issuance of such STO bonds has eliminated the need for the authorization of additional general obligation bonds of the State for surface transportation purposes. STO bonds may also be issued for the purpose of refunding general obligation bonds of the State issued for transportation infrastructure purposes.

During fiscal years 1985-2007, $18.3 billion of the total infrastructure program was approved by the appropriate governmental authorities. The remaining $5.2 billion is required for fiscal years 2008-2012. The $5.2 billion of such infrastructure costs is anticipated to be funded with proceeds of $1.8 billion from the anticipated issuance of new STO bonds, $63 million in anticipated revenues, and $3.3 billion in anticipated federal funds.

The State has established the Special Transportation Fund for the purpose of budgeting and accounting for all transportation related taxes, fees and revenues credited to such Fund and securing the STO bonds. STO bonds are payable solely from revenues of the Special Transportation Fund. The aggregate of certain motor fuel taxes, motor vehicle receipts, motor vehicle related licenses, permits and fees, and portions of the oil companies tax and sales tax on motor vehicles and other transportation related revenue sources, including enacted adjustments to all the foregoing sources, are intended to cover the cost of the State’s share of the infrastructure program, including debt service requirements. After providing for debt service requirements, the balance of the receipts from such revenue sources may be applied to the payment of general obligation bonds of the State issued for transportation purposes and for the payment of annually budgeted expenses of the Department of Transportation and the Department of Motor Vehicles.

It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may be issued on an equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indentures controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

In addition to STO Bonds, the State has issued direct general obligation bonds for transportation purposes and the debt service on these bonds may be paid from resources of the Special Transportation Fund provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2008 the Special Transportation Fund paid $3.1 million of State direct general obligation transportation debt service payments.

The amount budgeted by the Special Transportation Fund for State direct general obligation transportation debt service payments for fiscal year 2008-09 was $2.0 million

During the past several years the Fund’s revenues and expenses have undergone a variety of legislative changes. In 2003 legislation provided for a one-time transfer of $52 million from the Fund to the State’s General Fund. In 2004 legislation increased the tax on gasohol and raised various motor vehicle fees resulting in an $18.6 million benefit to the Fund. In 2005 legislation increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $22.5 million in fiscal year 2006, $30 million in fiscal year 2007, $53 million in fiscal year 2008, $79.9 million in each of fiscal years 2009-2013, and $98 million thereafter. In 2006, legislation again increased the scheduled transfers to the Fund from the State’s General Fund from Oil Companies Tax revenue by $80 million in each of fiscal years 2007-2010 and by $100 million in fiscal year 2011 and thereafter. In July 2007 legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax.

A fifteen member Transportation Strategy Board (“TSB”) was established in 2001 to propose a transportation strategy, an implementation cost estimate and funding approaches to the Governor and General Assembly. The TSB’s strategic goals are: 1) improve personal mobility within and through Connecticut; 2) improve the movement of goods and freight within and through Connecticut; 3) integrate transportation with economic, land use, environmental and quality of life issues; 4) develop policies and procedures that will integrate the state economy with regional, national and global economies; and 5) identify policies and sources that provide an adequate and reliable flow of funding necessary for a quality multi-modal transportation system. The TSB presented the initial transportation strategy to the Governor and General Assembly on January 6, 2003. In January 2007, as required in Public Act No. 06-136, the TSB again presented “Connecticut’s Transportation Strategy” to the Governor and General Assembly.

In order to implement the strategy-related projects submitted by TSB, legislation was passed in 2005 that established fixed transfers from the Special Transportation Fund to the TSB project accounts in the amounts of $25.3 million in fiscal year 2005-06, $20.3 million in fiscal year 2006-07, $15.3 million in each of fiscal years 2007-08 through 2014-15 and $0.3 million in fiscal year 2015-16 and thereafter. In September 2007 legislation authorized the transfer of $5.5 million on deposit in the Special Transportation Fund to the TSB’s project account for various transportation related studies.

Public Acts in 2005 and 2006 authorized the issuance of more than $2.1 billion of special tax obligation bonds for the ten-year period from 2005 to 2014 for transportation system improvements, many of which are TSB-recommended projects. As of February 1, 2009 $2.0 billion of the borrowing authorized is effective with the remaining $100 million becoming effective in fiscal year 2009-10. Legislation passed in 2006 also authorized the issuance of $1.3 billion in bonds in anticipation of future federal transportation funds. Pursuant to Public Act No. 09-2 of the September 2009 Special Session, the General Assembly has authorized special tax obligation bonds of $579.2 million in fiscal year 2009-10 and $265.4 million in fiscal year 2010-11. In November 2009, the State issued $195,970,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series A, $304,030,000 Special Tax Obligation Bonds Transportation Infrastructure Purposes, 2009 Series B (Taxable Build America Bonds - Direct Pay), and $49,775,000 Special Tax Obligation Refunding Bonds Transportation Infrastructure Purposes, 2009 Series C.

Other Special Revenue Funds and Debt

Bradley Airport. Bradley International Airport, located in Windsor Locks, Connecticut, is owned by the State and operated by the Bureau of Aviation and Ports in the State’s Department of Transportation. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the airport. Legislation passed in 2001 removed a $294 million bond issuance cap for Bradley Airport but retained the requirement for State Bond Commission approval of any new bond issue. As of February 1, 2009, there were $198.9 million of Bradley International Airport Revenue Bonds outstanding.

The 2001 legislation also established a board of directors to oversee the operation and development of Bradley Airport. The seven-member board includes five appointed members and the Commissioners of Transportation and Economic and Community Development. The Bradley board is charged with a wide range of duties and responsibilities, including developing an organizational and management structure, approving the annual capital and operating budget, master plan, and community relations policies of the airport, and ensuring customer service standards and performance assessments.

Additional special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities were authorized in 1993. In March 2000 the State issued $53.8 million of Bradley International Airport Special Obligation Parking Revenue Bonds to finance the construction of a five story parking garage facility at the airport and, as of February 1, 2009, $44.7 million of such bonds were outstanding.

The board of directors of Bradley Airport and the State Bond Commission approved a transaction authorizing the State Treasurer to refund Bradley International Airport General Airport Revenue Bonds, Series 2001A (AMT) for expected delivery in 2011 or thereafter and to enter into a forward starting interest rate swap transaction for the purpose of locking in current market savings. Pursuant to such authorization the State entered into certain swap agreements in April 2006.

Clean Water Fund. The General Assembly has authorized the issue of up to $1,753.4 million of revenue bonds, of which $1,209.28 million have been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys pledged therefor. The proceeds of the revenue bonds are loaned primarily to Connecticut municipalities to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities secure the bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities, pursuant to which either the full faith and credit of each such municipality is pledged, or the revenues and other funds of a municipal sewer system are pledged. The General Assembly has authorized the issue of up to $1,833.4 million of revenue bonds, of which $1,408.7 million has been issued, for the purpose of funding various State and federally mandated water pollution control and drinking water projects. As of October 1, 2009 $853.9 million of revenue bonds were outstanding (including refunding bonds).

Unemployment Compensation. The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. In 1993, the State responded to a deficit in the Fund by, among other things, issuing three series of special obligation bonds totaling $1,020.7 million to repay certain federal borrowings and to fund certain reserves. All of these bonds were defeased in June 2001. To fund future shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1,000 million, plus amounts for certain reserves and costs of issuance. The State has not incurred any additional borrowing since 1993 other than borrowings from the Federal Unemployment Trust Fund for cash flow purposes, which have been repaid prior to September 30 in each case and which therefore have not been subject to federal interest charges.

Second Injury Fund. The Second Injury Fund is a State-run workers’ compensation insurance fund which pays lost wages and medical benefits to qualified injured workers. The State established the Second Injury Fund in 1945 to encourage the hiring of persons with pre-existing physical impairments, such as veterans, and to provide relief to employers when an injured worker, who already had a pre-existing injury or condition, was hurt on the job and the second injury was made worse by the existence of the first injury. In 1995 and 1996, the State enacted legislation to close the Second Injury Fund to future second injury claims. Those laws authorized the issuance of an amount not to exceed $750 million in revenue bonds and notes outstanding at any one time to provide funds for paying past claims. No bonds are currently outstanding. The State’s management objective is to pay additional claims and settlements from current income and, if necessary, short term borrowings.

Rate Reduction Bonds. The General Assembly authorized the issuance of special obligation bonds to sustain funding of the conservation and load management and the renewable energy investment programs established under the general statutes. The State issued $205.3 million of Special Obligation Rate Reduction Bonds (2004 Series A) in June 2004. These bonds were defeased on June 5, 2008. The bonds were secured by certain revenues collected through a non-bypassable charge imposed upon each customer of the electric utilities within the State. Such revenues are property of the State and are pledged towards payment of debt service on the bonds and related costs, which pledge is a first priority lien on such revenues. The net proceeds of the bonds were deposited in the General Fund.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so, and the description below of the State’s limited or contingent liability is restricted only to specific indebtedness backed by the State.

Special Capital Reserve Funds. The primary vehicle through which the State has undertaken contingent or limited liability is the special capital reserve fund. A special capital reserve fund, if established, provides additional security for bonds issued by the entity authorized to establish such a reserve fund. Subject to exceptions in the legislation authorizing the establishment of a particular special capital reserve fund, monies held in and credited to a special capital reserve fund are intended to be used solely for the payment of the principal of bonds secured by such special capital reserve fund, the purchase of such bonds, the payment of interest on such bonds or the payment of any redemption premium required to be paid when such bonds are redeemed prior to maturity. The special capital reserve fund is frequently funded with bond proceeds to a specified amount (the minimum of which is often the maximum annual principal and interest payments due on the bonds). The State undertakes the obligation to restore a special capital reserve fund to its minimum level. The method for determining such required minimum capital reserve is set out in the legislation authorizing the special capital reserve fund. If the special capital reserve fund should fall below the required minimum capital reserve amount, an official of the authority or municipality which established the special capital reserve fund must certify to the Secretary of the Office of Policy and Management or the State Treasurer or both the amount necessary to restore such special capital reserve fund to the required minimum capital reserve amount. On or before December 1, annually, the amount specified in the certificate is deemed to be appropriated from the State’s General Fund and must be allotted and paid to the entity that established the special capital reserve fund. On an annual basis, the State’s liability under any special capital reserve fund mechanism is limited to its obligation to restore that fund to its minimum capital reserve amount.

Quasi-Public Agencies. The State has established by legislation several quasi-public agencies. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund, or other contractual arrangement, for which the State has limited contingent liability.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury and the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of a special capital reserve fund to secure certain bonds issued by the City of Bridgeport to fund its past budget deficits; however such bonds were refunded by the city in 1996. The State previously had guaranteed debt service on bonds of the City of West Haven, but an irrevocable escrow has been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal debt issued to fund the State’s share of such school building projects. For certain school projects approved by the General Assembly, cities, towns and districts are ranked according to their adjusted equalized net grand list per capita and based on such rankings a percentage is assigned which determines the amount of grant money a town or regional school district is eligible to receive for a project or type of project authorized by the legislature and approved by the Commissioner of Education.

For school construction projects approved during the 1997 legislative session and thereafter, the State pays the costs of its share of construction projects on a progress payment basis during the construction period. Each year the legislature authorizes grant commitments which vary in amounts from year to year. The State has authorized new school construction grant commitments of approximately $400 million which take effect in the 2009-10 fiscal year. As of June 30, 2009, the Commissioner estimates that current grant obligations under the grant program established in 1997 are approximately $2,450 million, which includes approximately $6,900 million of grants approved as of such date less payments already made of $4,450 million.

Prior to 1997 the grant program was conducted differently. For certain school projects grants for construction costs are paid to the cities, towns and districts in installments which correspond to the number and time of principal payments due on municipal bonds, or temporary notes renewed for a third or subsequent year, issued to finance project costs. If a project is fully paid from sources other than borrowing, such grants are paid in five annual installments. Grants in support of interest payments correspond to the number and time of such interest payments. As of June 30, 2009, under the grant program prior to 1997 the State is obligated to various cities, towns and regional school districts for approximately $314 million in aggregate principal installment payments and $57 million aggregate interest subsidies, for a total of $371 million. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under this program.

The legislature has authorized bonds for both grant programs based on the amount of grants that the Commissioner of Education estimates will be paid during each fiscal year. Since there is generally a lapse of one or more years from the time grant commitments are approved to the time grant payments are required to be made, the amount of unpaid grant commitments will be significantly greater than the amount of bonds authorized to fund the grant commitments.

Child Care Facilities Debt Service Commitments. Legislation enacted in 1997 authorized the Connecticut Health and Educational Facilities Authority (CHEFA) to issue bonds and loan the proceeds to various entities to finance child care facilities. The Department of Social Services may enter into commitments to apply monies for each such entity to pay the debt service on the loans in amounts sufficient to cover a portion of the debt service on CHEFA’s bonds. Legislation enacted in 1999 provided for the obligation of the Department of Social Services to make debt service payments to be made by the State Treasurer. Any obligation by the Department of Social Services or the State Treasurer to pay is subject to annual appropriation. CHEFA first issued special obligation bonds under this program in 1998. As of February 1, 2009 CHEFA had approximately $69.6 million bonds outstanding under this program with annual debt service of approximately $5.4 million, of which the Department of Social Services is committed to pay approximately $4.5 million. The remaining portion of debt service is to be paid from Department of Education and Department of Social Services intercepts of revenues from providers. Two other Child Care Facilities programs also authorize the Commissioner of the Department of Social Services to enter into guaranties of loans made to entities to finance the development of child care and child development centers or programs. CHEFA is administering this program on behalf of the Department, and is currently limiting the aggregate amount of guaranties to the balance of monies in the reserve funds for the respective programs.

Other Contingent Liabilities. The Connecticut Lottery Corporation (the “Corporation”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery pursuant to the Connecticut Lottery Corporation Act (the “CLC Act”). The State and the Corporation purchase annuities under group contracts with insurance companies which provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the Corporation all annuities purchased by it and the Corporation has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. Under the CLC Act, the termination of the Corporation would not affect any outstanding contractual obligation of the Corporation and the State would succeed to the obligations of the Corporation under any such contract. As of June 30, 2008 the current and long term liabilities of the Corporation total $291 million.

PENSION AND RETIREMENT SYSTEMS

State Employees’ Retirement Fund. The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately 53,196 active members, 1,592 inactive (vested) members and 38,093 retired members as of June 30, 2008. Generally, employees hired before July 1, 1984 participate in the Tier I plan, which includes employee contributions. As of July 1, 2008 approximately 13% of the total work force was covered under the Tier I Plan. Other employees generally participate in the Tier II plan, which is non-contributory and provides somewhat lesser benefits. As of July 1, 2008, approximately 42% of the total workforce was covered under the Tier II plan. Employees hired after July 1, 1997 participate in the Tier IIA plan, which requires contributions from its employee members. As of July 1, 2008, approximately 45% of the total work force was covered under the Tier IIA Plan. Since fiscal year 1978-79, payments into the State Employees’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal year 2003-04, have been sufficient to meet benefits paid from the fund in such year. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.

Full actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation of November 2008 indicated that, as of June 30, 2007, the State Employees’ Retirement Fund had assets with an actuarial value of $9,585 0 million and as of June 30, 2008, the State Employees’ Retirement Fund had assets with an actuarial value of $9,990.2 million. The actuarial valuation was based upon an 8.25% earnings assumption and the effect of phasing in an approximately 4.8% negative return on plan assets for the 2007-08 fiscal year. The Treasurer has realized an annualized net return of 6.06% on investment assets in the State Employees’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.43% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the State Employees’ Retirement Fund had a funded ratio of 51.9% on a projected basis. As of June 30, 2008 the market value of the fund’s investment assets, as reported in the actuarial valuation, was $9,329,175,038. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions, and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $7,320,843,712.

The November 2008 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet Governmental Accounting Standards Board (“GASB”) standards: (i) $897.4 million for fiscal year 2009-10, and (ii) $944.1 million for fiscal year 2010-11. The annual contribution requirements for fiscal years 2009-10 and 2010-11 include amounts which may be required pursuant to the Supreme Court’s decision in the case of Longley v. State Employees Retirement Commission, which requires that the plaintiffs’ final pro-rated longevity payment be included in the earnings calculations for purposes of calculating their retirement incomes. The State met 99.25% of its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirements for fiscal year 2008-09, $575.8 million was appropriated from the General Fund and the Special Transportation Fund. The Office of Policy and Management projects that contributions to the fund for fiscal year 2008-09 from grant reimbursements from federal and other funds will be sufficient to meet the balance of the required annual contribution.

Teachers’ Retirement Fund. The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While establishing salary schedules for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2008, there were 61,421 active and former employees with accrued and accruing benefits and 28,609 retired members.

Since fiscal year 1978-79, payments into the Teachers’ Retirement Fund and investment income in each fiscal year, with the exception of fiscal years 2003-04 and 2004-05, have been sufficient to meet benefits paid from the fund in such year. Contributions to the fund are made by employees and by General Fund appropriations from the State. State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund.

Actuarial valuations are performed as of June 30th of each even-numbered year. The most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had assets, inclusive of the cost-of-living adjustment reserve account, with an actuarial value of $15,271.0 million. The actuarial valuation was based upon an 8.50% earnings assumption. The Treasurer has realized an annualized net return of 6.13% on investment assets in the Teachers’ Retirement Fund over the past ten years (fiscal year 1998-99 through fiscal year 2007-08) and an annualized net return of 9.56% over the past five years (fiscal year 2003-04 through fiscal year 2007-08). The November 2008 actuarial valuation indicated that as of June 30, 2008 the Teachers’ Retirement Fund had a funded ratio of 70.1% on a projected basis. As of June 30, 2008, the market value of the fund’s investment assets, as reported in the actuarial valuation, was $14,551,467,434. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions and the current market value of the fund’s investment assets is lower than it was at June 30, 2008. As of June 30, 2009, the market value of the fund’s investment assets was $11,396,681,762.

The actuarial valuation dated November 29, 2006 determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $518.6 million for fiscal year 2007-08, and (ii) $539.3 million for fiscal year 2008-09. The State met its annual contribution requirement for fiscal year 2007-08. To meet the State’s annual contribution requirement for fiscal year 2008-09, $539.3 million has been appropriated. The actuarial valuation dated November 12, 2008 determined the following employer contribution requirements, which are sufficient to meet GASB standards: (i) $559.2 million for fiscal year 2009-10, and (ii) $581.6 million for fiscal year 2010-11.

Public Act No. 07-186 authorized the issuance of general obligation bonds (“TRF Bonds”) of the State in amounts sufficient to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and up to two years of capitalized interest. The Secretary of the Office of Policy and Management and the State Treasurer subsequently determined that issuance of such bonds would be in the best interests of the State, and in April 2008 the State issued $2,276,578,270.75 of such bonds.

Section 8 of Public Act No. 07-186 provides that, in each fiscal year that any TRF Bonds (or any refunding bonds) are outstanding, an amount equal to the annual required contribution to the Teachers’ Retirement Fund is deemed to be appropriated from the General Fund, and such amount must be deposited in the fund in such fiscal year. The amounts of the annual required contributions for each biennial budget are based on the actuarial valuation required to be completed by the December 1 prior to the beginning of the next biennial budget. Under Section 8 the State has pledged to and agreed with the holders of any TRF Bonds that, so long as the actuarial evaluation of the Teachers’ Retirement Fund is completed and the certification of the annual contribution amounts is made as required by Section 8, no public or special act of the General Assembly shall diminish such required contribution until such bonds, together with interest thereon, are fully met and discharged unless adequate provision is made by law for the protection of the holders of the bonds. Such contributions may be reduced in any biennium, however, if (i) the Governor declares an emergency or the existence of extraordinary circumstances (which may include changes in actuarial methods or accounting standards) in which the provisions of Section 4-85 of the Connecticut General Statutes is invoked, (ii) at least three-fifths of the members of each Chamber of the General Assembly vote to diminish such required contributions during the biennium for which the emergency or extraordinary circumstances are determined, and (iii) the funded ratio of the fund is at least equal to the funded ratio immediately after the sale of the bonds in accordance with the actuarial method used at the time. If such conditions are met, the funding of the annual required actuarial contribution may be diminished, but in no event may such diminution result in a reduction of the funded ratio of the fund by more than 5% from (i) the funded ratio which would otherwise have resulted had the State funded the full required contribution or (ii) the funded ratio immediately after the sale of the bonds, whichever is greater.

The statutory provisions that govern pension benefits payable from the Teachers’ Retirement Fund include certain cost of living adjustments. Public Act No. 07-186 added a provision limiting cost-of-living adjustments for employees hired after July 1, 2007, but also removed a statutory provision that subjected certain annual cost of living adjustments in pension benefits to a limit based on funds available from earnings on fund investments which exceeded an 11.5% return. Such excess earnings were held in the cost-of-living adjustment reserve account until applied to provide for cost of living adjustments. Although there are other statutory limits on the cost of living adjustments, it is anticipated that the removal of the limit based on available earnings that exceeded an 11.5% return will cause an increase in the aggregate actuarial accrued liability of the fund. One preliminary report estimated that these changes could increase the unfunded actuarial accrued liability by approximately $1.0 billion. This preliminary estimate was based on various assumptions and no assurances can be given that subsequent projections or the next actuarial report will not result in a higher estimate.

Other Retirement Systems. The other minor retirement systems funded by the State include the Judges, Family Support Magistrates and Compensation Commissioners Retirement System (the Judicial Retirement System), the General Assembly Pension System, the State Attorneys’ Retirement Fund and the Public Defenders’ Retirement Fund. As of June 30, 2008, there were approximately 225 active members of these plans and approximately 254 retired members. Unclassified employees of the Connecticut State System of Higher Education and the central office staff of the Department of Higher Education are eligible to participate in the Connecticut Alternate Retirement Program. This program is a defined contribution program, and thus the State has no unfunded liability with respect to the program. All member contributions and State appropriations are held in a separate retirement fund by the Treasurer who may invest and reinvest as much of the fund’s assets as are not required for current disbursements, which are composed primarily of benefit payments. Any employee who elects or has elected to participate in the program may elect to receive a refund of all contributions made by the employee into the state employees retirement system in lieu of receiving any pension benefits under said retirement system.

The State is the administrator of the Connecticut Municipal Employees’ Retirement System and the Connecticut Probate Judges and Employees’ Retirement System. As the administrator of these systems the State owes a fiduciary obligation to these systems; however, the State has no direct financial liability to pay benefits under these systems.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than the State Employees’ Retirement Fund, whose employment commenced after February 21, 1958 are entitled to Social Security coverage. Certain employees hired prior to that date have also elected to be covered. Pursuant to a collective bargaining agreement, state police hired on or after May 8, 1984 are entitled to Social Security coverage. As of June 30, 2008, approximately 62,828 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for fiscal year 2007-08 was $298.6 million Of this amount, $221.3 million was paid from the General Fund and $14.4 million was paid from the Special Transportation Fund.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For fiscal year 2008-09 $484.2 million was appropriated.

Implementation of GASB Statement No. 45 regarding accounting and financial reporting for post-employment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State has received an actuarial report dated March 2007 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The report indicated an OPEB actuarial accrued liability as of April 1, 2006 estimated to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The report used discount rates ranging from 4.5% to 8.5%. The amount of the annual required contribution under these various assumptions ranged from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. Additional assumptions were also tested for sensitivity analysis which produced different results. The annual required contribution included the cost for both current eligible employees and retirees. The State has received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $24.4 million has been appropriated for such purpose for fiscal year 2008-09. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45 and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. It is anticipated that significant General Fund appropriations will be required for each fiscal year to meet retiree health insurance costs. Legislation which became effective July 1, 1998 generally requires the State to subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan in a manner consistent with its prior practice of subsidizing the health insurance costs of those retired teachers who were members of the Board’s health benefit plan. Legislation which became effective July 1, 2008 generally requires the State to subsidize a portion of the health insurance costs of retired teachers who have attained normal retirement age, are ineligible to participate in Medicare Part A and pay to participate in local board of education retiree health benefit plans. Since July 1, 1994, retiree health benefits have been self-insured.

Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2,318.8 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and $121.3 million for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions. The State paid $20.7 million for post-retirement health insurance costs for fiscal year 2007-08. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2008 would be reduced to $1.52 billion based on a 7.5% earnings assumption, which would result in a $67.9 million employer contribution requirement for fiscal year 2008-09.

Massachusetts

The following information relates specifically to the Columbia Massachusetts Intermediate Municipal Bond Fund and the Columbia Massachusetts Tax-Exempt Fund (either, the “Fund”). This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the Commonwealth of Massachusetts (“Massachusetts” or the “Commonwealth”) and local agencies in Massachusetts available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 4.8% in 2006, 4.5% in 2007 and 5.3% in 2008. The national unemployment rate was 4.6% in 2006, 4.6% in 2007 and 5.8% in 2008. As of September 2009, the unemployment rate in the Commonwealth was 9.3%, compared with a national rate of 9.8%. Real per capita income in Massachusetts grew at a rate of 3.7% in 2006 and 3.8% in 2007, but did not increase or decrease in 2008. Nationally, real per capita income grew at a rate of 2.8% in 2006 and 2.0% in 2007, but decreased 0.9% in 2008.

Major Obligations. The fiscal viability of the Commonwealth’s authorities and municipalities is linked to that of the Commonwealth. Certain authorities, such as the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Massachusetts Turnpike Authority (whose rights, powers and duties have been assumed by the new Massachusetts Department of Transportation (MassDOT)) and the Massachusetts Water Pollution Abatement Trust benefit from contract assistance agreements with the Commonwealth. Such agreements constitute general obligations of the Commonwealth for which its full faith and credit are pledged. The Commonwealth also guarantees the debt of two authorities, the Massachusetts State

College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth. As of June 2009, the Commonwealth’s general obligation bonds were rated “Aa2” by Moody’s Investors Service, Inc., “AA/Stable” by Standard & Poor’s Ratings Services and “AA/Stable” by Fitch Ratings. From time to time, the rating agencies may change their ratings.

The fiscal 2010 budget authorized a contract assistance agreement pursuant to which the Commonwealth would make payments to the Massachusetts Turnpike Authority or MassDOT in the amount of $100 million in each fiscal year for the purpose of defraying costs, including debt service on bonds issued by the Turnpike Authority or MassDOT to finance or refinance improvements to the Metropolitan Highway System. The contract, which pledges the full faith and credit of the Commonwealth to such payments, was executed on June 30, 2009 and extends until fiscal 2039. Payments under the new contract are in addition to the payments required by a contract dated February 19, 1999 between the Massachusetts Turnpike Authority and the Commonwealth for financial assistance.

Certain of the Commonwealth’s tax receipts are pledged to debt service on $686.7 million of special obligation bonds issued in 2004 to finance construction of the Boston Convention and Exhibition Center, renovation of the Springfield Civic and Convention Center and reimbursement to the City of Worcester for construction of a new civic center. Tax receipts from various car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities are required to be credited to the Convention Center Fund. This fund is not included in the Commonwealth’s budgeted revenues discussed below.

The Massachusetts Bay Transportation Authority (MBTA) finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. (For fiscal 2010 the projected floor is $767.1 million.) This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth’s debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

In 2001, the Massachusetts Turnpike Authority (Turnpike Authority) entered into certain contracts with UBS AG (UBS), giving UBS the right to enter into five separate interest rate swap agreements with the Turnpike Authority with an aggregate notional value of $800 million. UBS has exercised its rights to enter into all five swap agreements and, pursuant to such agreements, the Turnpike Authority is required to make fixed-rate payments to UBS in exchange for variable-rate payments from UBS. It was originally expected that if any UBS swap agreements were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds, and a commitment for bond insurance was purchased from Ambac Assurance Corporation (Ambac) in 2001 to insure the anticipated refunding. Due to adverse market conditions in the municipal bond market and downgrades in Ambac’s insurer financial strength ratings, as well as the Turnpike Authority’s financial condition and credit ratings, the Turnpike Authority has been unable to refund the bonds related to the UBS swap agreements. Due to a further downgrade in Ambac’s rating on June 24, 2009, UBS provided notice of an asserted termination event. The Turnpike Authority had 30 days to cure the termination event. Prior to the 30-day deadline, the Turnpike Authority obtained sufficiently high ratings on its underlying subordinated Metropolitan Highway System (MHS) bonds to cure the asserted termination event with respect to four of the five interest rate swaps. After several extensions of the deadline by mutual agreement, the Turnpike Authority reached agreement with UBS that one of the ratings currently assigned to the underlying senior MHS bonds was sufficient to cure the asserted termination event with respect to the remaining interest rate swap. Although legislation authorizing a

Commonwealth guaranty of the Turnpike Authority’s swap obligations expired on November 1, 2009, no guaranty was ultimately required to cure the termination event. Additionally, due to recent market volatility, the Turnpike Authority was required to post collateral in the notional amount of $100 million with respect to a basis swap it entered into in 1999 with JPMorgan Chase Bank (JPMorgan). As of March 26, 2009, the Turnpike Authority’s estimated termination costs for the UBS swaps and the JPMorgan basis swap were $371.3 million and $16.5 million, respectively.

In July 2004, Governor Mitt Romney signed three separate pieces of legislation to reform the Commonwealth’s school building assistance (SBA) program. Prior to that time, financial assistance was provided in the form of annual contract assistance payments to municipalities to subsidize a portion of local debt issues for such purposes. The legislation moved the SBA program off-budget, establishing the Massachusetts School Building Authority (MSBA), an independent state authority, to administer and manage the program. The legislation transferred the liabilities associated with the SBA program from the Commonwealth to the MSBA and placed certain limits on the ability of the MSBA to make grants for new projects. The legislation also switched borrowing responsibility from local governments to the MSBA for the state’s share of waiting list projects and future school project costs, although contract assistance payments will continue for previously funded projects.

The legislation dedicated one cent of the Commonwealth’s sales tax excluding certain meals and special financing district sales taxes (the “Dedicated Sales Tax”) to fund the MSBA and to pay for its transferred and future liabilities. Funding was phased in, and provided 78% of the Dedicated Sales Tax or at least $557.4 million in fiscal 2007, 85% of the Dedicated Sales Tax or at least $634.7 million in fiscal 2008 and 90% of the Dedicated Sales Tax or at least $702.3 million in fiscal 2009. The legislation will provide 95% of the Dedicated Sales Tax in fiscal 2010 and 100% of the Dedicated Sales Tax thereafter. In addition to Dedicated Sales Tax revenues, the legislation authorized the Commonwealth to issue $1.0 billion of general obligation bonds to help the MSBA fund, in part, its liabilities. The Commonwealth has issued these bonds. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of revenue bonds.

The sales tax revenues provided to the MBTA and MSBA by the Commonwealth are not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $734.0 million in fiscal 2007, $756.0 million in fiscal 2008 and $767.1 million in fiscal 2009, and is estimated to amount to $767.1 million in fiscal 2010. Total tax revenue provided to the MSBA was $557.4 million in fiscal 2007, $634.7 million in fiscal 2008 and $702.3 million in fiscal 2009, and is estimated to be $587.9 million in fiscal 2010.

Commonwealth Budget. Tax revenues for fiscal year 2007 were $18.445 billion and resulted in a deficiency of $307.1 million for the fiscal year. Tax revenues for fiscal year 2008 were $19.489 billion and resulted in a deficiency of $495.2 million for the fiscal year. Tax revenues for fiscal year 2009 were $16.790 billion and resulted in a deficiency of $1.389 billion for the fiscal year. Tax revenues for fiscal year 2010 are projected by the Executive Office for Administration and Finance to be $16.924 billion and to result in a deficiency of $774.5 million for the fiscal year.

The budgeted operating funds of the Commonwealth ended fiscal 2009 with a deficiency of revenues and other sources over expenditures and other uses of $1.389 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.017 billion. Budgeted revenues and other sources for fiscal 2009 totaled approximately $29.217 billion, including tax revenues of $16.790 billion. Commonwealth budgeted expenditures and other uses in fiscal 2009 totaled $30.607 billion. At the end of fiscal 2009, the Stabilization Fund’s ending balance was $841.3 million. The Commonwealth used approximately $1.278 billion from the Stabilization Fund during fiscal 2009.

The budgeted operating funds of the Commonwealth are projected to end fiscal 2010 with a deficiency of revenues and other sources over expenditures and other uses of $774.5 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $738.3 million. Budgeted revenues and other sources for fiscal 2010 are projected to total approximately $29.759 billion, including tax revenues of $16.924 billion. Commonwealth budgeted expenditures and other uses in fiscal 2010 are projected to total $30.533 billion. At the end of fiscal 2010, the Stabilization Fund’s ending balance is projected to be $631.3 million. The Commonwealth is projected to use approximately $210 million from the Stabilization Fund during fiscal 2010. The fiscal 2010 budget suspends the statutorily required deposit to the Stabilization Fund for fiscal 2010. All projections were compiled by the Commonwealth’s Executive Office of Administration and Finance.

On January 28, 2009, Governor Deval Patrick submitted his budget proposal for fiscal 2010. The Governor’s budget was based upon a gross tax estimate of $19.530 billion. On May 6, 2009, the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means revised the fiscal 2010 revenue estimate to $17.989 billion. On June 4, 2009, the Governor filed a revised version of his fiscal 2010 budget recommendations to accommodate the lower tax revenue estimate. The budget reflects legislation, effective August 1, 2009, to increase the state sales tax from 5% to 6.25%, to lift the sales tax exemption on alcohol, to impose a new tax on direct broadcast satellite services, and to allow cities and towns to raise meals and hotel taxes as other means of generating revenue for the Commonwealth. The Legislature enacted the budget on June 19, 2009, and the Governor approved it on June 29, 2009.

Preliminary tax revenue collections for the first four months of fiscal 2010 totaled $5.085 billion (excluding collections dedicated to MBTA and MSBA). Total tax collections over this period represented a decrease of 6.8% compared to the same period in fiscal 2009. On October 15, 2009, the Secretary of Administration and Finance advised the Governor of a probable deficiency of state tax revenues of approximately $600 million with respect to the appropriations approved to date for fiscal 2010. The Governor filed legislation on October 29, 2009 containing proposed solutions to the shortfall, including $277 million in executive branch spending reductions. The Legislature enacted this legislation on November 19, 2009, although it did not take action on approximately $125 million of the $600 million in proposed budget solutions, and the Governor approved it on November 24, 2009.

Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, must be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues in fiscal 2007 and 2008 were lower than the allowable state tax revenue limit set by state law and, as of March 26, 2009, were projected to be lower than the allowable limit again in fiscal 2009.

Debt Limits and Types of Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. The statutory limit on “direct” bonds during fiscal 2009 was approximately $15.6 billion.

In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

The Commonwealth is authorized to issue three types of debt directly — general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by the full faith and credit of the Commonwealth. Special obligation debt may be secured by either a pledge of receipts credited to the Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable.

Local Aid. The Commonwealth makes substantial payments to its cities, towns and regional school districts (Local Aid) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2010, approximately 17% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The fiscal 2010 budget provides for state education aid of $3.870 billion. The fiscal 2010 budget also includes $936 million for unrestricted general government aid.

A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 2007 through 2009, expenditures for direct Local Aid, exclusive of school building assistance, were $4.805 billion, $5.041 billion and $4.724 billion, respectively. For fiscal 2010, expenditures for direct Local Aid are projected to total $4.807 billion.

The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes to meet cash flow needs. In particular, the Commonwealth makes Local Aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended as of March 26, 2009, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2008, the aggregate property tax levy grew from $3.347 billion to $10.992 billion, a compound annual growth rate of 4.46%.

Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.

Certain of the Commonwealth’s cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct Local Aid payments, could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

Medicaid. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures and payments for some children’s benefits are 65% federally reimbursable under the State Children’s Health Insurance Program. In addition, as a result of enhancements to federal reimbursement under the American Recovery and Reinvestment Act, the Commonwealth is eligible for a 61.2% reimbursement rate for fiscal 2010, which is expected to generate a total of $1.28 billion in federal matching funds over and above what would be received at a 50% rate.

Approximately 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest-growing budget items. Medicaid spending from fiscal 2005 to fiscal 2009 was estimated to have grown by 7.4% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 4.8% on a compound annual basis. The projected increase in enrollment was largely a result of eligibility expansions authorized in 2006 health care reform legislation.

Health Care Reform Legislation. In April 2006, legislation was enacted to reform health care by mandating that individuals 18 years and older purchase insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the federal poverty level and providing new, affordable products for uninsured residents whose income exceeds this threshold. The reform asks employers to play a role by requiring that businesses with 11 or more full-time employees either contribute to coverage or pay an assessment. These businesses must also establish a mechanism wherein employees can pay for health insurance coverage on a pre-tax basis. Businesses that are subject to this requirement but do not comply may potentially face a surcharge. The legislation also created the Commonwealth Health Insurance Connector Authority (Connector), charged with linking uninsured residents to affordable, and in some cases subsidized, coverage.

The Commonwealth began implementing health care reform shortly after its enactment. The legislation included many new concepts and initiatives, including the restoration and expansion of several MassHealth programs. As of March 1, 2009, over 165,000 residents had been enrolled in the subsidized Commonwealth Care Health Insurance Program. On May 1, 2007, the Connector also launched the Commonwealth Choice program to offer individuals a range of unsubsidized affordable health insurance plans. As of March 1, 2009, more than 21,000 individuals had enrolled in health plans through the Commonwealth Choice program. The Connector board continues to examine and make policy decisions and to monitor conversions from the Commonwealth’s uncompensated care pool into the Commonwealth Care Health Insurance Program, as well as new enrollees who did not previously access care through the uncompensated care pool.

Enrollment in the various health care programs has exceeded initial enrollment estimates, resulting in significantly higher costs than originally projected. The Commonwealth closely monitors the current and projected costs of health care reform and continues to seek potential cost saving and revenue generating opportunities.

Transportation. The $14.808 billion Central Artery/Ted Williams Tunnel Project was substantially completed on January 13, 2006. The Transportation Finance Commission, established by state legislation in 2004, published a report in 2007 analyzing the Commonwealth’s future funding needs and anticipated funding gaps related to maintaining the Commonwealth’s transportation system over the next 20 years. For state-controlled roads and bridges and state environmental transit commitments related to the Central Artery/Ted Williams Tunnel project, the report identified funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion. The report also identified funding gaps related to the Massachusetts turnpike system, local roads and bridges, MBTA operations and capital needs and the Tobin Bridge. The report estimated a funding gap for all of these transportation assets of between $15 billion and $19 billion over the next 20 years. The report also included several transportation proposals that the Transportation Finance Commission estimated could generate more than $18.7 billion to fund transportation and infrastructure improvements over the next 20 years.

On June 18, 2009, the Legislature enacted, and on June 26, 2009 the Governor approved, legislation designed to reform the Commonwealth’s transportation system. The legislation created a new authority called the Massachusetts Department of Transportation (MassDOT). The board of MassDOT was authorized to begin exercising its powers on November 1, 2009.

The transportation reform legislation provided for the dissolution of the Massachusetts Turnpike Authority and the transfer of its assets, liabilities, obligations and debt to MassDOT, which has a separate legal existence from the Commonwealth. MassDOT assumed the rights, powers and duties of the Turnpike Authority effective November 1, 2009. The legislation maintained the separate existence of the Massachusetts Bay Transportation Authority, but its governing board was abolished and has been replaced by a new five-member board appointed by the Governor. The Massachusetts Port Authority remains an independent authority, but the Tobin Memorial Bridge, a tolled bridge currently owned and operated by the Port Authority, was transferred to MassDOT on January 1, 2010.

All regional transit authorities in the Commonwealth are mandated to shift to a forward-funded budgeting system no later than fiscal 2012. The Secretary of Administration and Finance is to develop a plan for accomplishing this conversion and to seek the necessary appropriations.

The legislation established a Massachusetts Transportation Trust Fund within MassDOT, into which all bridge, tunnel and highway tolls, as well as transit fares, are deposited. Moneys in the Central Artery and Statewide Road and Bridge Infrastructure Fund have been transferred to the Massachusetts Transportation Trust Fund. The Massachusetts Transportation Trust Fund is to be used for operations, maintenance and capital costs related to the transportation assets under MassDOT’s jurisdiction, including MBTA assets and assets of the Turnpike Authority transferred pursuant to the legislation, as well as debt service on outstanding Turnpike Authority debt. MassDOT is authorized to issue special obligation debt secured by moneys in the Massachusetts Transportation Trust Fund to refinance Turnpike Authority debt issued before July 1, 2009. MassDOT debt will not be debt of the Commonwealth.

The legislation contemplates that the Legislature will continue to make capital appropriations for transportation improvements and that such appropriations will continue to be funded through the issuance by the State Treasurer of Commonwealth debt. Currently outstanding capital spending authorizations are to be made available to MassDOT by the Secretary of Administration and Finance.

The legislation also established a Commonwealth Transportation Fund as a budgetary fund of the Commonwealth for transportation-related purposes, to receive essentially the same revenues that are now deposited in the Highway Fund, including gasoline tax receipts and registry fee revenues. Legislation approved by the Governor on July 20, 2009 provides that the Commonwealth Transportation Fund will also receive the sales tax receipts dedicated to transportation purposes, with a guaranteed annual payment of $275 million. The guaranteed amount of $275 million includes $100 million earmarked for costs including debt service on Turnpike Authority debt, $160 million earmarked for the MBTA and $15 million earmarked for the regional transit authorities. Moneys in the Commonwealth Transportation Fund will be used to pay Commonwealth debt service and contract assistance obligations for transportation-related investments, with the excess in each fiscal year to be available for transfer to the Massachusetts Transportation Trust Fund for use by MassDOT.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%. The fiscal 2006 general appropriation act (“GAA”) included a 3% cost of living increase. The state employees’ and state teachers’ retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Comprehensive pension funding legislation approved in January 1988, as subsequently amended, requires the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2025.

July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year’s payments.

Actuarial valuations of the Commonwealth’s pension obligation were calculated as of January 1, 2009. The unfunded actuarial liability as of that date was approximately $22.080 billion.

In December 2008, the Commonwealth issued a valuation, as of January 1, 2008, of its liabilities in respect of other post-employment benefits (“OPEB”). The actuarial liability was calculated to be $15.637 billion. If the OPEB liability were pre-funded in accordance with GASB Statement No. 45, the actuarial accrued liability would be reduced to $11.649 billion. Supplemental budget legislation signed into law by the Governor on August 7, 2009 increased the health care contribution from 15% to 20% for state employees whose retirement is effective on or after February 1, 2010. It has not been determined to what extent this provision will impact the Commonwealth’s current OPEB liability.

New Jersey

The following information relates specifically to the Columbia New Jersey Intermediate Municipal Bond Fund (the “Fund”). This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, most of this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of New Jersey (“New Jersey” or the “State”) and local agencies in New Jersey available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of New Jersey municipal securities than comparable municipal bond funds that do not focus on investments in New Jersey issuers.

Introduction. New Jersey’s economy weakened significantly in 2008 along with the national economy and other states’ economies. Payroll employment decreased at an average annual rate of 0.5% in 2008 after growing very slowly at an average annual rate of 0.2% in 2007. The New Jersey Department of Labor and Workforce Development’s 2009 benchmarked data reflects the deterioration in the employment conditions in the State. For calendar year 2009, through June 2009, payroll employment decreased at an average annual rate of 3.1%, reflecting the deterioration in the employment conditions in the State. Since the beginning of 2009, the level of employment has remained consistently below the 4.0 million mark that the State enjoyed for the previous fifty-four months. The State’s level of payroll employment as of June 2009 was 3.931 million.

New Jersey payroll employment declined by 3.3% (-135,000 jobs) in June 2009 compared to June 2008. Most of the job losses were in professional and business services (-40,400 jobs), manufacturing (-29,300 jobs), construction (-24,100 jobs), trade, transport and utility services (-22,000), and financial services (-14,600 jobs). The public sector declined by 600 jobs during the same period. Education and health services reported the largest single gain (+8,700 jobs), followed by other services, which added 2,100 jobs.

The generally declining labor market conditions kept the State’s unemployment rate above 5.0% for the thirteen months since May 2008. The State’s unemployment rate averaged 5.5% in 2008. For calendar year 2009, through June 2009, the State’s average unemployment rate was 8.4%, while the national unemployment rate averaged 8.7% during the same time period.

According to the United States Commerce Department, Bureau of Economic Analysis in a release dated June 18, 2009, the preliminary growth rate for New Jersey’s personal income declined at a rate of 0.2% for the first quarter of 2009 and came in below the revised growth rate of 1.8% for the fourth quarter of 2008. Given the general economic recession in the national economy, the average annual growth in personal income for New Jersey was expected to decline in 2009, but to begin to improve in 2010.

The housing sector was expected to weaken further with housing permits in 2009 to stay below 20,000 units. New vehicle registrations declined in calendar year 2008 by 16%, following a 4.3% decline in 2007. For the fiscal year through May 2009, new vehicle registrations declined 25.6% compared to a year earlier. New motor vehicle registrations were projected to remain below the 500,000 level in 2009 and 2010.

New Jersey and the nation were expected to continue to experience further deterioration in near term economic growth in 2009. According to the Beige Book on economic performance released by the Federal Reserve Board on June 10, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through May 2009 and indicated that a turnaround in the national economy was not expected until late 2009 or early 2010. New Jersey economic forecasts from Global Insight, Moody’s Economy.com, and Rutgers University expected recessionary conditions to continue through 2009.

New Jersey’s economy was expected to follow the national trend for 2009. Employment was projected to decrease at an approximately 3.2% average annual rate in 2009 and decrease at an average annual rate of 0.9% in 2010. Personal income was expected to decline at an annual average rate of 0.7% in 2009 and improve to a growth rate of approximately 1.7% in 2010.

Inflation is expected to remain low during the current economic recession and may not be a serious concern until consumer spending revives. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for economic turnaround nationally and in New Jersey.

The State and the nation may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the effect of the federal economic stimulus on job growth, credit availability, financial market stresses, and geopolitical tensions. To a large extent, the future direction of the economy nationally and in the State hinges on assumptions regarding the current economic recession, energy prices, and stability in the financial markets.

The State and national economies continue to experience high unemployment rates, a weak employment picture, and weakness in personal income growth. For the calendar quarter ending in September 2009 the trend in New Jersey’s payroll employment indicated that the rate of decrease slowed to -3.1% from -3.4% in the previous quarter. The State’s average unemployment rate for the ten months through October 2009 was 8.9% with the unemployment rate of 9.7% for October 2009 remaining below the national rate of 10.2%. Personal income has continued to decline with an average decrease of -2.1% for the 3rd quarter of 2009. This was a slightly better result than in prior quarters, but below 2008.

Debt Limitations. The State constitution provides, in part, that the State legislature cannot, in any manner, create in any fiscal year a debt or liability of the State that, together with any previous debts or liabilities, exceeds at any time one percent of the total appropriations for such year, unless authorized by a law for some single object or work distinctly specified therein. No such law may take effect until it has been submitted to a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing produces a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by the voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein has been submitted to voters and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

State Finances and Estimates. On October 19, 2009, the State Treasurer reported that actual revenue collections for the first three months of fiscal year 2010 were $190 million less than expected at the time of enactment of the Fiscal Year 2010 Appropriations Act. Approximately $215 million of budgetary savings have been identified to cover this shortfall. Also on October 19th the Governor directed cabinet officials to identify an additional $200 million of cuts in departmental operating budgets by December 1, 2009. On November 5, 2009, this amount was increased to $400 million.

Through the end of October 2009 actual revenue collections continued to be less than the amounts estimated at the time of enactment of the Fiscal Year 2010 Appropriations Act. A revenue shortfall in addition to that described on October 19th of approximately $225 million has been identified, as well as the need for supplemental appropriations of approximately $350 million. That amount does not include $65 million in other supplemental appropriations that already had an identified funding source. During the fiscal year 2009 close-out process, the opening fund balance for fiscal year 2010 was reduced by $244 million from that reflected in the Fiscal Year 2010 Appropriations Act. Thus, the additional budget shortfall since October 19th is approximately $820 million.

Various revenue and expenditure actions have been identified to close the additional budget shortfall. The State expects to generate nearly $60 million in revenue from tax payments from individuals reporting offshore income and from implementation of the Powerball Lottery. The State also intends to make additional reductions in spending consisting of the $400 million of departmental operating reductions directed by the Governor on November 5, 2009, and up to $400 million of actions affecting major cost centers, including: school aid, municipal aid, higher education, hospitals and the State contribution to its pension plans.

If all of these actions are taken, the ending fund balance for fiscal year 2010 is expected to remain at the $501 million level reflected in the Fiscal Year 2010 Appropriations Act.

Fiscal Year 2009 and Fiscal Year 2010 Estimated Revenues. Certain Taxes. The sales and use tax collections for fiscal year 2009 were estimated to decrease 6.9% from fiscal year 2008. The fiscal year 2010 estimate of $8,578.7 million is a 3.3% increase from fiscal year 2009. The gross income tax collections for fiscal year 2009 were estimated to decrease 18.4% from fiscal year 2008. The fiscal year 2010 estimate is a 1.1% increase from fiscal year 2009. The fiscal year 2009 and 2010 estimates include changes to the gross income tax to take into account the expansion of the New Jersey Earned Income Tax Credit in the amounts of $60.0 million and $55.0 million, respectively. The fiscal year 2010 estimate includes $1.0 billion of revenue from the following sources: $83.0 million from a one year increase in the tax rate on incomes from $400,000 to $500,000 from 6.37% to 8.0%; $620.0 million from a one year increase in the tax rate on income from $500,000 to $1,000,000 from 8.97% to 10.25%; $200.0 million from a one year increase in the tax rate on income over $1,000,000 from 8.97% to 10.75%; $100.0 million from a one year elimination of the property tax deduction for all non-seniors with income greater than $250,000 and a limited deduction up to $5,000 for tax payers earning from $150,000 to $250,000; and $8.0 million for taxing lottery winnings greater than $10,000. The corporation business tax collections for fiscal year 2009 were estimated to decrease 22.5% from fiscal year 2008. The fiscal year 2010 estimate is a 1.5% decrease from fiscal year 2009. The fiscal year 2010 estimate includes $80.0 million for the one year extension of the 4.0% surcharge, which was due to expire on June 30, 2009. It assumes slower growth in payments for calendar year 2009 associated with the anticipated slowdown in corporate pre-tax profit growth. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. They include casino parking fees, per room per day fees on casino hotel rooms, a tax on casino complimentaries, and a tax on multi-casino progressive slot machine revenue. Collections for fiscal year 2009 were estimated to decrease 15.4% from fiscal year 2008. The fiscal year 2010 estimate is a 4.0% decrease from fiscal year 2009. The fiscal year 2009 and 2010 estimates reflect the phase down of certain provisions included in legislation enacted in fiscal year 2004, as well as the negative effect of slot machine venues that have opened in Pennsylvania, the implementation of a full smoking ban and general economic conditions.

Federal Aid. Actual federal aid receipts in the General Fund and Special Transportation Fund for fiscal years 2006 through 2008, which are non-budgeted revenues, amounted to $8,483.4 million, $8,759.4 million and $8,815.5 million, respectively. Federal receipts in the General Fund and the Special Transportation Fund for fiscal year 2009 were estimated at $11,979.8 million and are subject to adjustment, pending completion of the annual audit. Federal aid receipts in the General Fund and the Special Transportation Fund for fiscal year 2010 as contained in the Fiscal Year 2010 Appropriations Act are estimated to be $13,222.6 million. Such federal aid receipts for fiscal year 2010 are composed of $4,704.2 million for medical payments, $49.0 million for social services block grants, $670.5 million for welfare, $1,771.1 million for other human services, $1,970.2 million for Title I and other education, $420.2 million for labor, $988.5 million for transportation, and the remainder for all other federal aid programs.

The American Recovery and Reinvestment Act of 2009 (“ARRA”) provides for federal fiscal stimulus funding to the State for fiscal years 2009 and 2010. The funding across both fiscal years totals approximately $3.0 billion. Fiscal year 2009 funding of $754.0 million reflects $587.0 million for enhanced Medicaid funding with the remainder primarily for fiscal stabilization, which the State used as a resource for the General Fund. For fiscal year 2010, the total funding of $2,255.3 million is primarily allocated as follows: $1,051.3 million for enhanced Medicaid funding, $1,128.7 million for fiscal stabilization (which will be used primarily to support education spending that generally would have been funded through State revenues) and $59.1 million for transportation projects

Appropriations. The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 2006 through 2009 in the amounts of $169.3 million, $427.8 million, $438.8 million, and $270.9 million, respectively. The Fiscal Year 2010 Appropriations Act includes an appropriation in the amount of $261.1 million for fiscal year 2010, representing principal and interest payments for general obligation bonds.

The fiscal year 2009 appropriations contained in the Fiscal Year 2009 Appropriations Act assumed a savings of $135.0 million from retiring and defeasing debt through use of $650.0 million appropriated from the Long-Term Obligation and Capital Expenditure Fund (“LTOCEF”). This debt retirement and defeasance was not implemented in fiscal year 2009 due to concerns about weakening General Fund revenues. A fiscal year 2009 supplemental appropriation of $135.0 million from the LTOCEF was authorized to meet general obligation bond principal and interest payments. The remainder of the LTOCEF was appropriated to help offset fiscal year 2009 revenue shortfalls in the Property Tax Relief Fund and to support the Governor’s economic stimulus program.

The fiscal year 2010 debt service appropriation of $261.1 million for general obligation bonds reflects the debt service after taking into account savings from restructuring of general obligation bonds which occurred in June 2009. In addition to general obligation debt service, the Fiscal Year 2010 Appropriations Act supports appropriation-backed debt service on bonds issued by various independent State authorities and entities. Appropriation-backed debt service totals $2.16 billion in the Fiscal Year 2010 Appropriations Act. Total general obligation and appropriation-backed debt service appropriated in fiscal year 2010 is $2.42 billion, or approximately 8.4% of total State appropriations. Total general obligation and appropriation-backed debt service in the Fiscal Year 2010 Appropriations Act includes projected increases in debt service as a result of the planned issuance of bonds after July 1, 2009 and is net of $456 million in projected one-time debt service savings due to planned debt restructurings, some of which have not yet occurred.

The fiscal year 2009 estimated appropriations exceeded the amount of estimated revenues for fiscal year 2009 by approximately $4.0 billion. In order to address this shortfall, significant reductions in spending, totaling over $3.4 billion, were made. In addition, nearly $600 million of the fiscal year 2009 beginning fund balance was used to support spending.

Appropriations for fiscal year 2010 will be supplemented by $2,255.3 million in federal stimulus funding under the ARRA. This temporary federal funding is estimated to include $1,051.3 million for support of Medicaid programs, $1,128.7 million for fiscal stabilization and $59.1 million for transportation projects. It is anticipated that an additional $540.0 million in Medicaid funding will be available to support program costs in fiscal year 2011. Of the $2,255.3 million, $1,715.3 million from ARRA is assumed to be one-time funding for fiscal year 2010 based on current federal legislation. The fiscal year 2010 appropriations also assume the receipt of $218.6 million in new federal funds, including $93.8 million of one-time Medicare revenue to offset State Medicaid expenses. The balance of $124.8 million is from the expected approval of federal waivers that will enable the State to earn a Medicaid match on medical costs that are currently 100% State funded. The Fiscal Year 2010 Appropriations Act also includes $142.5 million of potentially non-recurring prior year federal reimbursements for costs incurred by the State. In absence of the availability of these funds, other budgetary actions would have been necessary to balance the State budget.

Fiscal year 2010 General Fund appropriations were reduced by $84.0 million as a result of the availability of funds from various dedicated sources. In addition, $38.0 million from dedicated sources was used as anticipated budgeted revenue in fiscal year 2010. Also, fiscal year 2010 appropriations to the Health Care Subsidy Fund have been reduced by $79.5 million due to the availability of a one-time $60.0 million transfer from the Surplus Lines Guaranty Fund and $19.5 million from a one-year tax increase on group accident and health insurance policies. These are assumed to be one-time savings that will not recur in fiscal year 2011.

The Fiscal Year 2010 Appropriations Act contained reduced appropriations from fiscal year 2009 in certain categories. An 11.2% reduction in State Aid is predominantly due to reductions in State funding for education that are offset by federal fiscal stabilization funding under ARRA and to decreases in local employee benefits and municipal aid. A 16.4% reduction in Grants-in-Aid reflects decreases in Medicaid funding, New Jersey Transit and operating aid reductions to colleges and universities that are all offset by federal economic stimulus funding under ARRA. Further reductions also occurred in Homestead Rebates and unemployment compensation insurance. The 8.9% reduction in Direct State Services reflects savings from an Executive Branch wage freeze and employee furlough program, partially offset by increased benefits costs for State employees. The 9.5%

decrease in Capital Construction reflects reductions in statewide capital projects and shore protection. The 3.6% reduction in Debt Service reflects projected debt service growth of $137.7 million offset by general obligation bond debt restructuring savings of $147.5 million.

Fiscal year 2010 savings of approximately $300 million will be achieved through employee furloughs and wage freezes; $176.0 million of this savings will not recur in fiscal year 2011. The Communications Workers of America, the International Federation of Professional and Technical Engineers, and the American Federation of State, County and Municipal Employees unions, which represent over 49,000 full-time executive branch employees out of a total of about 76,000 full-time State employees (including judiciary branch employees), recently ratified a modified agreement with the State that will enable the achievement of savings from employee furloughs and wage freezes. This agreement will also be imposed on the nearly 6,000 non-aligned employees in the executive branch. The terms of the agreements include a total of 10 unpaid furlough days to be taken prior to July 1, 2010, and postponement until January 1, 2011 of a 3.5% cost of living adjustment (COLA) that was scheduled to take effect on July 1, 2009. The agreement stipulates that no additional unpaid leaves may be imposed prior to June 30, 2011, and includes a no layoff pledge for represented workers through January 1, 2011. If a represented worker is laid off prior to this date, then the State must immediately pay all employees the 3.5% COLA that was deferred until January 1, 2011 and must suspend the requirement for all State employees to take the 10 unpaid furlough days, pro-rated based on when the layoff occurred.

The economic difficulties experienced by the State and the nation have affected claims against, and the funding of, the State’s Unemployment Compensation Fund (the “Fund”). The Fund’s revenues are derived from unemployment compensation taxes on employers and employees. Under State law, the rates for employers are subject to automatic annual adjustment, as necessary, to maintain the Fund’s sufficiency. The Fund operates independently, and its obligations are not payable from the State’s General Fund. In fiscal years 2008 and 2009, the State made voluntary contributions of $260.0 million and $120.0 million, respectively, from the General Fund to the Fund in order to minimize the automatic annual adjustments that would have otherwise occurred. The Fiscal Year 2010 Appropriations Act does not contain an appropriation to the Fund. To provide for sufficient cash flow to fund unemployment claims, commencing in March 2009, the State, under federal law, applied to the United States Department of Labor for cash advances. As of October 31, 2009, $789 million of such advances had been made. Until the economic conditions in the State improve, the total amount of such advances is likely to continue to increase. These advances are not obligations of the State’s General Fund.

Programs Funded in Fiscal Year 2010. Of the $28,990.5 million appropriated for fiscal year 2010 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $12,038.1 million (41.5%) is appropriated for State Aid, $9,590.0 million (33.1%) is appropriated for Grants-in-Aid, $6,009.6 million (20.7%) is appropriated for Direct State Services, $261.1 million (0.9%) is appropriated for Debt Service on State General Obligation Bonds and $1,091.7 million (3.8%) is appropriated for Capital Construction.

State Aid. State Aid is the largest portion of fiscal year 2010 appropriations. These consist of payments to, or on behalf of, counties, municipalities and school districts, to assist them in carrying out their local responsibilities. The largest State Aid appropriation, in the amount of $10,073.4 million, is provided for local preschool, elementary and secondary education programs. Of this amount, $7,480.6 million in formula aid for P-12 education is appropriated to be distributed in accordance with the School Funding Reform Act of 2008. $465.9 million is appropriated for the School Construction and Renovation Program, and $99.3 million is appropriated in School Building Aid; this funding services State school construction debt on new and existing bond issues, and provides aid for qualifying local debt issued for school construction. In addition, $1,757.5 million is appropriated on behalf of school districts as the employers’ share of the social security and teachers’ pensions and benefits programs. Appropriations to the Department of Community Affairs total $991.2 million in State Aid monies for fiscal year 2010. Consolidated Municipal Property Tax Relief Aid is appropriated in the amount of $776.8 million. Other existing programs funded by these appropriations include $117.4 million for Special Municipal Aid, $34.9 million for Trenton Capital City Aid, $24.5 million for Extraordinary Aid, $6.0 million for the Regional Efficiency Aid

Program, $8.0 million for the Consolidation Fund, and $13.9 million for housing programs. Appropriations for the Department of Human Services total $453.6 million in State Aid monies for fiscal year 2010. The principal programs funded by these appropriations are $115.1 million for patients in county psychiatric hospitals and $338.5 million for various income maintenance programs for the economically disadvantaged. Appropriations for the Department of the Treasury total $396.7 million in State Aid monies for fiscal year 2010. The principal programs funded by these appropriations are aid to county colleges ($203.3 million) and the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($89.0 million). These appropriations also include $27.0 million for County Solid Waste Debt Service Aid. $22.4 million is appropriated for the Department of Corrections for inmate addiction services at county penal facilities.

Grants-in-Aid. The second largest portion of the appropriations in fiscal year 2010 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law, or for the provision of services on behalf of the State. The amount appropriated in Fiscal Year 2010 for Grants-in-Aid is $9,590.0 million. $3,294.4 million is appropriated for programs administered by the Department of Human Services. Of that amount, $2,018.1 million is for medical services provided under the Medicaid program (excluding FamilyCare), $425.9 million is for community programs for the developmentally disabled, $338.3 million is for community programs for the mentally ill, $253.1 million is for assistance programs for the economically disadvantaged and homeless, $202.4 million is for health insurance for adults and children through the FamilyCare program, and $43.1 million is for addiction services. $1,732.9 million is appropriated for the Department of the Treasury. Included in that amount is $1,118.6 million for the fiscal year 2010 Homestead Rebate program, which will provide a property tax credit/rebate of up to 20% of the first $10,000 of property taxes paid by senior homeowners earning up to $150,000 and non-senior homeowners earning up to $75,000, and a rebate of $160 to $869 to senior tenants earning up to $100,000. Also included in the appropriation is $194.0 million for Business Employment Incentive Program grants, $172.5 million for the Senior and Disabled Citizen’s Property Tax Freeze, and $75.8 million for energy assistance programs in the Board of Public Utilities. $1,083.4 million is appropriated for programs administered by the Department of Health and Senior Services. Of that amount, $599.1 million is for medical services for the aged, $228.7 million is for pharmaceutical assistance to the aged and disabled, $91.4 million is for the Early Childhood Intervention Program, $35.1 million is for AIDS services, and $30.2 million is for other programs for the aged. $844.8 million is appropriated for State colleges and universities. Other higher education appropriations are $430.1 million for various grant programs including $329.5 million for student financial assistance, $17.5 million to support independent colleges and universities, $32.5 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund and the Higher Education Facilities Trust Fund, and $43.9 million for debt service on the Higher Education Capital Improvement Program. In addition, $792.6 million is appropriated for fringe benefit costs of State college and university employees. $762.1 million is appropriated for programs administered by the Department of Children and Families. Of that amount, $458.4 million is for child protective and permanency services, $244.3 million is for child behavioral health services, and $59.4 million is for community programs intended to prevent child abuse and neglect. $296.2 million is appropriated for the Department of Transportation for bus and railroad subsidies. $127.7 million is appropriated for the Department of Corrections (including the State Parole Board). The largest items of appropriation to the Department of Corrections are $30.0 million for payments to county penal facilities to house State inmates, $61.5 million for the purchase of community services and $36.1 million for alternative parole programs.

Direct State Services. The third largest portion of the appropriations in fiscal year 2010 is applied to Direct State Services, which support the operation of State government departments, the Executive Office, several commissions, the State Legislature and the judiciary. In Fiscal Year 2010, appropriations for Direct State Services aggregate to $6,009.6 million. Some of the major appropriations for Direct State Services during fiscal year 2010 are described below. $1,449.1 million is appropriated in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including pensions ($67.7 million), health benefits ($915.7 million), employer taxes ($374.9 million), and a portion of the debt service on State Pension Funding bonds ($90.9 million) issued by the New Jersey Economic Development Authority. $1,006.7 million is appropriated for the Department of Corrections (including the State Parole Board) and $540.6 million is appropriated for the

Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by those appropriations are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police. $468.8 million is appropriated for programs administered by the Department of Human Services. Of that amount, $379.2 million is appropriated for mental health and developmentally disabled programs, including the operation of five psychiatric institutions ($288.0 million) and seven developmental centers ($66.5 million); $23.9 million is appropriated for administration of the various income maintenance programs, including Work First New Jersey; and $27.8 million is appropriated for administration of the Medicaid program. $323.7 million is appropriated for programs administered by the Department of Children and Families for various children’s services programs. $216.3 million is appropriated for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities. $81.9 million is appropriated for the Department of Labor and Workforce Development for the administration of programs for workers compensation, unemployment and temporary disability insurance, workforce development, health safety inspection, and the Civil Service Commission. $63.1 million is appropriated for the Department of Health and Senior Services for the prevention and treatment of diseases, regulation of health care facilities, the uncompensated care program and senior services programs. Of that amount, $7.6 million is recommended for anti-smoking programs. $56.5 million is appropriated for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and winter operations.

Capital Construction. Capital construction is funded by a combination of appropriation of current revenues on a pay-as-you-go basis and bond proceeds. The Fiscal Year 2010 Appropriations Act provides $1,091.7 million for this purpose. This amount includes $895.0 million for transportation projects and debt service, which is being credited to the Transportation Trust Fund Account of the General Fund. Of the remainder, $98.0 million is for payments to cover debt service on bonds issued for open space and farmland preservation and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, $38.7 million is for hazardous substance remediation and brownfields, $25.3 million is for shore protection and flood control projects, $13.2 million is for capital improvements for parks, forestry and wildlife management areas, and $10.0 million is for energy efficiency projects. All appropriations for such capital projects are subject to the prior review and recommendation of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”), which was established in November 1975. This permanent commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of all capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Commission is also charged with reviewing and voting on the State’s annual Debt Report. The Debt Report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The Debt Report also provides similar information on capital leases and installment obligations.

For fiscal year 2010, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The appropriations for Capital Construction contained in the Fiscal Year 2010 Appropriations Act are largely based on the recommendations of the Commission. There can be no assurance that the amounts appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets.

Debt Service on General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. Those bonds are backed by the faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. The appropriation for debt service on the State’s general obligation bonds is $261.1 million for fiscal year 2010.

Tax and Revenue Anticipation Notes. The State issues tax and revenue anticipation notes to aid in providing effective cash flow management by funding imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment. On July 1, 2009 the State Treasurer adopted a resolution authorizing the issuance of up to $2.25 billion of Tax and Revenue Anticipation Notes, Series Fiscal 2010 (“2010 TRANs”). Additionally, on July 1, 2009 the State Treasurer entered into a Note Purchase Contract with J.P. Morgan under which the 2010 TRANs may be issued to and purchased by J.P. Morgan at the discretion of the State. It is expected that any 2010 TRANs issued to and purchased by J.P. Morgan under the Note Purchase Contract will be refunded and retired with the proceeds of a publicly offered series of 2010 TRANs. On August 12, 2009, the State issued $1,925,000,000 Tax and Revenue Anticipation Notes, Series Fiscal 2010B. None of the Series Fiscal 2010A TRANs, which were authorized to be sold to J.P. Morgan pursuant to the J.P. Morgan Note Purchase Contract, were issued. The J.P. Morgan Note Purchase Contract expired and is no longer in effect. The remaining $325 million of previously authorized but unissued 2010 TRANs were expected to be issued in December 2009. As of November 17, 2009, interfund borrowing of approximately $700 million has also been utilized as part of the State’s cash flow management actions.

Obligations Supported By State Revenue Subject To Annual Appropriation. The State has entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities, including, but not limited to, the Garden State Preservation Trust, New Jersey Building Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Sports and Exposition Authority, New Jersey Transportation Trust Fund Authority, to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements. The State Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, there are currently no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new leases and contracts with the governmental authorities listed below or other governmental authorities to secure the financing of projects and programs in the future.

The State expects that additional obligations supported by State revenues subject to appropriation will be issued during fiscal year 2010 of approximately $2.8 billion under existing authorizations. The amount of such obligations issued in the future could be significant. The amendment to the Debt Limitation Clause, described under “Debt Limitations” herein, may reduce future authorizations of obligations supported by State revenues subject to appropriation. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State.

Variable Rate Bonds. During fiscal year 2008 significant problems developed in both the taxable and tax-exempt variable rate demand bond market and the auction rate bond market, whereby the “AAA” rated bond insurers’ exposure to the sub-prime mortgage crisis negatively affected the bonds that they insured. Several bond insurers experienced rating downgrades by some or all three rating agencies. A limited number of bond insurers remain rated “AAA” while others are below BBB- (non-investment grade). The “AAA” ratings were an essential part of the operation of the variable rate demand and auction rate bond markets, as many investors generally required a “AAA” rating as a minimum requirement for their purchase of such bonds.

Various independent State authorities had $4.05 billion in variable rate bonds outstanding on January 1, 2008, of which $3.37 billion were auction rate bonds and $680.0 million were variable rate demand bonds. The payment of the debt service on such bonds is subject to annual appropriation by the State Legislature. The interest rates on these bonds increased substantially versus the interest rates in effect as of June 30, 2007. After January 1, 2008, when interest rates increased on both variable rate and auction rate bonds due to the downgrade in the ratings of certain bond insurers and the decisions by broker-dealers conducting auctions to stop purchasing auction rate bonds for their own accounts, the independent State authorities took actions to mitigate the increase in interest rates. Of the $3.37 billion of auction rate bonds outstanding, all had been restructured or refunded as either letter of credit-backed variable rate demand bonds or fixed rate bonds by September 2008.

A portion of the auction rate bonds were restructured or refunded with letter of credit backed variable rate demand bonds. As of June 30, 2009, the various independent State authorities had $2,045,940,000 of variable rate demand bonds outstanding with interest rates set daily or weekly. All variable rate demand bonds are backed by bank-issued letters of credit. The banks providing the letters of credit include: Allied Irish Bank, Bank of America, The Bank of New York Mellon, The Bank of Nova Scotia, Dexia Credit Local, Lloyds Bank and Wachovia Bank. Due to weakened credit quality of many banks globally, as well as the global financial crisis, interest rates on some bonds increased substantially for a short period of time in September and October 2008. All of the bonds remain outstanding with interest rates reflecting a narrow range around the national tax exempt short term index, SIFMA. There is no assurance that variable rate interest rates will not rise in the future.

Moral Obligation Financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

Funding Pension Plans. General. Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven defined benefit pension plans (collectively, the “Pension Plans”). Public Employees’ Retirement System (“PERS”) and Teachers’ Pension and Annuity Fund (“TPAF”) are the largest plans, which, as of June 30, 2008, the date of the latest actuarial valuations for all systems, covered 319,182 and 156,087 active members, respectively, and 134,555 and 76,068 retired members, respectively. The other systems are Police and Firemen’s Retirement System (“PFRS”) (as of June 30, 2008, 45,466 active members and 33,151 retired members), Consolidated Police and Firemen’s Pension Fund (“CP&FPF”) (as of June 30, 2008, no active members and 532 retired members), State Police Retirement System (“SPRS”) (as of June 30, 2008, 2,947 active members and 2,520 retired members), Judicial Retirement System (“JRS”) (as of June 30, 2008, 425 active members and 468 retired members) and Prison Officers’ Pension Fund (“POPF”) (as of June 30, 2008, no active members and 167 retired members). From June 30, 2003 to June 30, 2008, the total number of active members and retired members of all of the State-administered plans increased by 35,974 and 40,047, respectively, which represented increases of 7.4% and 19.3%, respectively.

The State is not the only employer sponsoring PERS and PFRS. Local governments within the State participate as employers as well. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State on one hand and the local governments on the other hand. As experience with the State’s active and retired members changes, these Pension Plans adjust the actuarial liabilities of the State without affecting the actuarial liabilities of the local governments, and the same occurs with the experience with the local governments’ active and retired members. As of June 30, 2008, those members of the PERS and PFRS for which the State is responsible for making contributions were, with respect to PERS, 95,331 active members and 42,170 retired members and, with respect to PFRS, 7,936 active members and 3,860 retired members.

Although PERS and PFRS segregate the active and retired members of the State and the local governments, under certain State statutes, the State is responsible for making certain contributions to PFRS and PERS on behalf of local employers. With respect to PERS, the normal cost portion of the actuarially recommended contribution relating to the retirement benefit increase provided to the local governmental members of PERS under Chapter 133, P.L. 2001 continue to be charged against the Benefit Enhancement Fund that was established for the local governmental employer component of PERS (the “Local Governmental BEF”). The PERS actuarial valuation as of June 30, 2008 valued the Local Governmental BEF in the local governmental portion of PERS at approximately $368.4 million. Although local governmental employers participating in the PERS are, for the most part, responsible for funding the normal cost and the unfunded actuarial accrued liability relating to the local governmental members of PERS, Chapter 133 stipulates that if the assets in the Local Governmental BEF are insufficient to pay the normal cost portion of these increased retirement benefits for a valuation period, the State will pay that amount of this normal cost portion for the local employers not covered by the assets in the Local Governmental BEF. With respect to PFRS, the State makes a contribution with respect to active and retired members of the local governments to cover certain benefit enhancements. For the Fiscal Year ending June 30, 2009, the State expected to make a $13 million contribution, of which $5.8 million would be applied toward the cost of such enhanced benefits. For the Fiscal Year ending June 30, 2008, the State contributed $60.0 million toward enhanced benefits on behalf of local PFRS members.

State law regulates the administration of the Pension Plans. State law requires that all Pension Plans must conduct an actuarial valuation as of the end of each Fiscal Year. Buck Consultants, an ACS Company, serves as consulting actuary for below) for the Pension Plans. Informational copies of these reports as well as other financial information is available on the Division of Pensions and Benefits’ website at: http://www.state.nj.us/treasury/pensions/financial-rprts-home.htm. No information contained on the website of the Division of Pensions and Benefits is deemed incorporated herein by reference.

The purpose of an actuarial valuation is to calculate the actuarial accrued liability in each of the Pension Plans, which estimates on the basis of demographic and economic assumptions the present value of benefits each of the Pension Plans will pay to its retired members and active members upon retirement. The State contracts with the independent actuaries that provide annual actuarial valuations for each of the Pension Plans, performed in accordance with State statutes and generally recognized and accepted actuarial principles and practices. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets forms an unfunded actuarial accrued liability (“UAAL”) of the applicable Pension Plan. An actuarial valuation will express the percentage that a Pension Plan is funded through a “Funded Ratio” which represents the quotient obtained by dividing the actuarial value of assets of the Pension Plan by the actuarial accrued liability of the Pension Plan. An actuarial valuation will also state an actuarially recommended contribution rate, which is a recommended rate of covered payroll that the State and other sponsoring employers contribute to the applicable Pension Plan. The actuarially recommended contribution consists of two components: (1) normal cost, which represents the portion of the present value of retirement benefits that are allocable to active members’ current year service, and (2) an amortized portion of the UAAL.

Ordinarily, the actuarial valuations of the Pension Plans are completed approximately 6-8 months after the end of a fiscal year. As a result, the actuarially recommended contribution rates of the actuarial valuations of the Pension Plans (other than for the PFRS) apply not to the fiscal year immediately following the fiscal year covered by the actuarial valuations but the second immediately following fiscal year. For example, the actuarially recommended rates of contribution in the actuarial valuations of the Pension Plans as of June 30, 2007 are applicable to the fiscal year ended June 30, 2009. For PFRS, however, the contributions specified in an actuarial valuation apply to the third fiscal year following the fiscal year covered by the actuarial valuation.

To calculate the actuarial value of assets and actuarial accrued liability of each of the Pension Plans, the actuarial valuations use several actuarial assumptions. Some examples of these assumptions include an expected rate of return of assets, age of retirement of active members, future pay increases for current employees, assumed rates of disability and post-employment life expectances of retirees and beneficiaries. If the experience of the

Pension Plans is different from these assumptions, the UAAL of the Pension Plans may increase or decrease to the extent of any variances. Consequently, the actuarially recommended rates of contribution may be affected, which may increase the amount of the State’s contributions to the Pension Plans.

In the case of the expected rate of return of assets, the actual rate of return on the Pension Plans depends on the performance of their respective investment portfolios. The investment portfolios of the respective Pension Plans can be highly volatile. The value of the securities in the investment portfolios can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the applicable UAAL. For fiscal year 2008, the rate of return of the assets of the Pension Plans was negative 2.9%, causing the UAAL of the Pension Plans to increase between fiscal year 2007 and fiscal year 2008. For fiscal year 2009, the estimated year-end return was negative 14.2%. Due to the negative investment return for fiscal year 2009, the UAAL will continue to increase and the funding ratios of the Pension Plans will correspondingly decrease. Based on current market conditions there is no assurance that such negative trends will not continue in fiscal year 2010 and beyond.

In addition, the actuarial valuations of the Pension Plans use several actuarial methods to calculate the actuarial value of assets and actuarial accrued liability of the Pension Plans. For example, the Pension Plans use an asset valuation method of smoothing the difference between the market value of assets and the actuarial value of assets over a five-year period to prevent extreme fluctuations that may result from temporary or cyclical economic and market conditions. As of June 30, 2008, the aggregate market value of all of the assets of the Pension Plans, as determined by the Pension Plans’ actuaries, was approximately $82.0 billion, which amount included contribution receivables from the State and local employers. To the extent those receivables do not materialize, adjustments will be made by the actuaries in the next year’s valuations. As of June 30, 2008, the aggregate actuarial value of all assets of the Pension Plans was $91.4 billion. Based on those figures, the Pension Plans have a net unsmoothed loss of approximately $9.4 billion.

The Pension Plans use an amortization method that calculates the amount of the UAAL that is included in the actuarially recommended rates of contribution based on the assumption in each year’s actuarial valuation that the State (and other sponsoring employers, as applicable) will amortize the UAAL over a 30-year period as a level percent of pay. This means that the actuarial valuation assumes that the portion of the UAAL that the State will amortize in each of the years in the 30-year period will represent the same percentage of payroll for the covered employees in those years. The actuarial valuations of the Pension Plans assume that the payroll for such covered employees will increase by 4.0% in each year, which means that the amount of this payroll will be the smallest dollar amount in the first year of the assumed amortization period. As a consequence of this method, even if the State were to contribute to the Pension Plans the full amount of the actuarially recommended contributions, the UAAL for the Pension Plans will continue to rise indefinitely, so long as all of the other actuarial assumptions of the Pension Plans are realized. Furthermore, if the UAAL of a Pension Plan rises from one year to the next, then the actuarial valuations will once again use the full 30-year amortization period which can result in the State not effectively amortizing the UAAL of the Pension Plans.

State law also requires the Pension Plans to conduct experience investigations every three years, which examine the demographic and economic assumptions used in the Pension Plans’ actuarial valuations to ensure that those assumptions are consistent with the Pension Plans’ respective historical experiences. Changes recommended by the actuaries are reviewed and considered for implementation by the appropriate Pension Board.

State law provides that any changes in the retirement benefits of the Pension Plans or any changes in the funding methods of the Pension Plans must be approved by the State Legislature, and that each bill submitted to the State Legislature must be accompanied by a fiscal note stating the cost of the proposal. The State Legislature is under no requirement to adopt the recommendations of an actuary in determining the funding of the Pension Plans. State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans. Since the Pension Plans are governed by State law, any increases or decreases to the retirement benefits paid by the Pension Plans must be authorized by the State Legislature and approved by the Governor. The State’s annual contribution to the Pension Plans is contingent upon the annual Appropriations Act, which is also subject to the approval of the State Legislature and the Governor. Due to budgetary constraints, the amounts appropriated as the State’s contribution to the Pension Plans for a Fiscal Year are expected to be less than the actuarially recommended contributions.

The Division of Investment of the New Jersey Department of the Treasury, which is under the independent supervision of the State Investment Council, invests the assets of the Pension Plans. State law regulates the types of investments which are permitted.

In PERS, the State makes employer contributions for State employees while counties, municipalities, school districts and local public agencies make such contributions for their employee members. The State, rather than local school boards, pays the employer contributions to TPAF, including the employer’s share of the Social Security tax, with respect to public school teachers in the State. The PFRS is primarily established for municipal policemen and firemen. The State’s participation in this Pension Plan is limited to those State-employed law enforcement officers who have been permitted to enroll therein.

The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

Benefits. Nearly all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. Upon retirement, members of PERS and TPAF are eligible for annual retirement benefits equal to 1/55 of final average compensation for each year of service credit. This is in accordance with legislation enacted by the State Legislature in 2001 which increased the retirement benefits under PERS and TPAF by changing the retirement benefit formula from 1/60 to 1/55 of final average compensation for each year of service. Final average compensation equals the average compensation for the final three years of service before retirement or highest three years’ compensation if other than the final three years. Also available to such participants are an early retirement benefit after 25 years of service and a veteran’s retirement benefit after 20 and 25 years of service, if age requirements for those retirement benefits are met.

After a participant in one of the Pension Plans has been retired for two years, the participant is eligible for the pension adjustment program, which provides for an adjustment in retirement benefits. The pension adjustment program is non-contributory and covers all eligible retirees and survivors of the Pension Plans. Eligible retirees and their survivors are those who have been retired at least 24 months. The percentage adjustment is 60.0% of the change in the Consumer Price Index from the year of retirement to the year immediately preceding the year of adjustment (there is no cap on the amount of such increase). In all Pension Plans, except CP&FPF and POPF, the Pension Plans directly fund the cost-of-living increases and these cost-of-living increases are included in the actuarial accrued liability of the Pension Plans. The State funds cost-of-living increases in the CP&FPF and POPF on a “pay-as-you-go” basis.

From fiscal year 2003 to fiscal year 2008 the total net assets of all of the Pension Plans, which include the assets relating to State and local government active and retired members, as reported in their respective Audited Financial Reports, increased by $18.7 billion from $64.3 billion to $83.0 billion and the annual total expenditures incurred by the Pension Plans over the same period increased by $2.1 billion from $4.4 billion to $6.5 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the Annual Expenditures to Net Assets Ratio from 6.87% for the fiscal year ended June 30, 2003 to 7.88% for the fiscal year ended June 30, 2008. It is likely that the Annual Expenditures to Net Assets Ratio will worsen and increase in future fiscal years. Net assets represent the difference between a Pension Plan’s total assets and its liabilities and mainly consist of investment holdings, which are stated at market value, and member and employer receivables. Expenditures include retirement benefit payments, including cost-of-living adjustments, contributory and noncontributory death benefit payments, member withdrawals and administrative expenses.

Significant and Recent Legislative Changes Affecting Benefit Levels. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans. The result of these increases in retirement benefits was to increase the actuarial accrued liability of the affected Pension Plans which also had the effect of increasing the actuarially recommended contributions for the State for the affected Pension Plans. For example, on June 24, 2008, Governor Corzine signed an Early Retirement Incentive program into law for certain full-time employees of the Executive and Judicial Branches of State government. The increase in the unfunded aggregate UAAL of the Pension Plans caused by the Early Retirement Incentive program for the 1,488 State employees who elected to retire under this program is estimated to be $184.7 million. The State Legislature may from time to time in the future adopt additional legislation increasing the retirement benefits payable under the Pension Plans.

In addition, the State Legislature has in the past adopted laws that limited future retirement benefits payable by the Pension Plans. These laws are expected to limit the future growth of the actuarial accrued liability of the affected Pension Plans which also has the effect of limiting the growth of the actuarially recommended contributions for the State for the affected Pension Plans in future plan years. For example, the State Legislature adopted laws for the Fiscal Year ending June 30, 2009 which raised the minimum annual salary required to establish eligibility for membership under certain Pension Plans and increased the retirement age at which full pension benefits are payable from 60 to 62 for certain employees hired on or after November 2, 2008. The State Legislature also adopted laws in the fiscal year ended June 30, 2007 which raised the employee contribution rate for PERS and TPAF active members from 5.0% to 5.5%, raised the early retirement age at which full retirement benefits are payable from 55 to 60 for new employees enrolled in the PERS and TPAF on or after July 1, 2007, and provides that new employees hired on or after July 1, 2007 are subject to a maximum compensation limit for PERS and TPAF pension contributions. The State Legislature may from time to time in the future adopt additional legislation limiting the future retirement benefits payable under the Pension Plans.

Calculations of actuarial accrued liability reflect legislation in effect at the time calculations are made. Legislation enacted after any such calculation could significantly increase or decrease the actuarial accrued liability reflected in any such calculations.

Current and Historical Contributions and Funding Status. From fiscal year 1997 through fiscal year 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. Beginning with the actuarial valuations of the Pension Plans as of June 30, 2002, several of the Pension Plans (including PERS and TPAF) suffered from adverse market conditions and the Funded Ratio of these Pension Plans declined rapidly. As a result, the actuarial recommended contributions in those actuarial valuations steeply increased and the State was not financially in the position to absorb the entire amount of the actuarially recommended contributions. As a consequence, the State adopted a “phase-in” approach to financing the State’s contributions to the Pension Plans. Under this approach, since fiscal year 2004, which was the first year in which these increased actuarially recommended contributions applied, the State has not paid the aggregate actuarially recommended contributions to the Pension Plans (taking the Pension Plans as a whole). For fiscal years 2004, 2005, 2006, 2007 and 2008, the State paid approximately 20.0%, 30.0%, 40.0%, 57.5%, and 50.1%, respectively, of the total actuarially recommended contributions of all of the Pension Plans.

However, for PERS and TPAF, the State’s Appropriation Acts for the Fiscal Years ended June 30, 2004, 2005 and 2006 authorized the use of the Benefit Enhancement Fund (the “State BEF’) to cover the phase-in costs for those years. The State BEF is a special reserve fund within PERS and TPAF to which the required normal contributions to provide retirement benefit increases under P.L. 2001, Chapter 353 and P.L. 2001, Chapter 133, was charged. The fund was established in fiscal year 2002 and credited with excess assets equivalent to member contributions for fiscal years 2000 and 2001 by transferring reserves in the Contingent Reserve Fund to the State BEF. Amounts in the State BEF for each of PERS and TPAF were calculated within the respective actuarial value of assets and the related retirement benefits were calculated within the respective actuarial accrued liabilities. Therefore, because the State used amounts from the State BEF to satisfy its contributions in fiscal years 2004 through 2006, from an actuarial perspective, the State did not contribute any funds to PERS or TPAF in fiscal years 2004 and 2005 and the State contributed minimal amounts in fiscal year 2006. The State BEF became fully depleted in fiscal year 2006 and the State made a contribution to PERS and TPAF representing approximately 57.5% of the actuarially recommended contributions of those Pension Plans for fiscal year 2007.

For fiscal year 2009, although $1.047 billion was included in the Fiscal Year 2009 Appropriations Act as the State’s pension contribution to the Pension Plans, it was expected that the State would contribute only $263.1 million to the Pension Plans due to continuing budgetary problems caused by the economic crisis. The State later reduced the projected contribution amount for fiscal year 2009 to $106.3 million, representing only 4.8% of the total actuarially recommended contribution to the Pension Plans of $2.231 billion and only 10.2% of the amount included in the Fiscal Year 2009 Appropriations Act. This anticipated contribution, which was due on June 30, 2009, had not yet been paid by the State as of November 23, 2009. Fiscal year 2009 appropriations were reserved to make the payment and it was expected to be made pending completion of the fiscal year 2009 close out process. Barring any unexpected developments relating to the close out of the fiscal year 2009 results, the payment will be made. For fiscal year 2010, $100 million is included in the Fiscal Year 2010 Appropriations Act as the State’s contribution to the Pension Plans. This contribution represents only 4% of the total actuarially recommended contribution for the State to the Pension Plans of $2.519 billion. These reductions in the State’s pension contribution for fiscal year 2009 and fiscal year 2010, absent significant improvement in investment returns or actions resulting in changes to liabilities of the Pension Plans, are expected to cause the UAAL of the Pension Plans to increase significantly, which would lower the overall funded ratio of the Pension Plans and increase the need for future State pension contributions to ensure the fiscal integrity of the Pension Plans. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

Effect of State’s Pension Plan Funding Actions. While the State increased its contributions to more significant levels for fiscal years 2007 and 2008, as a result of deteriorating economic conditions for fiscal year 2009, the State estimated that it would pay only approximately 4.8% of the actuarially recommended contributions. For fiscal year 2010, the State estimates that it will pay approximately 4% of the actuarially recommended contribution. As of November 23, 2009, the anticipated fiscal year 2009 contribution, which was due on June 30, 2009, had not yet been paid by the State. Fiscal year 2009 appropriations were reserved to make the payment and it was expected to be made pending completion of the fiscal year 2009 close out process. The Pension Plans have experienced increasing deterioration in their funded status as a result of these low levels of State funding which has been exacerbated by recent declines in the valuations of fund assets. The aggregate Funded Ratio of the Pension Plans declined from approximately 100.8% as of June 30, 2002 to 69.6% as of June 30, 2008, and absent an unanticipated increase in the value of fund assets will decline further for fiscal years 2009 and 2010. In order to maintain the long-term fiscal integrity of the Pension Funds and their ability to pay required benefits to the members of the Pension Plans, a combination of some or all of the following will be required: (i) substantially increased contributions by the State, (ii) significantly increased investment returns, or (iii) actions resulting in changes to liabilities of the Pension Plans. Any significant increase in State contributions would in turn create a significant burden on all aspects of the State’s budget. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

Recent Developments on Pension Plans and on the State’s Financial Condition. The State expects that the UAAL of the Pension Plans as of June 30, 2009 will probably experience a substantial increase as a result of losses on their investment portfolio. For the period from July 1, 2008 through June 30, 2009, the State estimated that the investment portfolio of the Pension Plans declined by approximately 14.2% to $63.2 billion from $78.2 billion at June 30, 2008. Based on current economic conditions, no assurance can be given that such substantial increases will not continue for fiscal year 2010 and beyond.

As discussed above, the UAAL of the Pension Plans has also consistently risen since fiscal year 2004 and was expected to experience a substantial increase as of the end of fiscal year 2009 as a result of the State not contributing the full actuarially recommended contributions and the recent poor investment performance of the Pension Plans. This element of the increase in the UAAL is also expected to continue to increase in fiscal year 2010 and possibly beyond.

The UAAL also makes numerous economic and demographic assumptions such as how high inflation will rise in the future, when the members of the Pension Plans will retire, how long these members will live and how many of these members will become disabled. If any of these assumptions prove to be materially worse than assumed, any resulting increase in the UAAL could be substantial, with the result that the financial condition of the Pension Plans would be worse than presented above.

The deterioration of the financial condition of the Pension Plans reflected by the increasing UAAL may have two consequences. First, the deterioration increases the amount of future actuarially recommended contributions of the State which has the effect of deferring a substantial portion of the State’s funding responsibilities to future fiscal years. Second, the deterioration reduces the amount of assets the Pension Plans have to pay benefits to their members. As discussed above, as the financial condition of the Pension Plans has deteriorated, the Pension Plans’ Annual Expenditures to Net Assets Ratio has steadily increased and for fiscal year 2008 was 7.88%. Although the accumulation of assets in the Pension Plans does not jeopardize the payment of pension benefits in the short term, the long-term effect of continuation of a funding policy that allows the State to contribute less than the aggregate actuarially recommended contributions could affect at some point, the Pension Plans’ ability to meet their obligations absent significant additional contributions by the State, increased investment returns or actions resulting in changes to liabilities of the Pension Plans. Future increased contributions by the State in future fiscal years, depending on the magnitude, would likely create a significant burden on all aspects of the State’s budget. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

Other Benefit Programs. In addition to these defined benefit programs, the State also maintains the Alternate Benefit Program (“ABP”), which is a defined contribution plan for eligible employees of the public institutions of higher education in the State. Employer and employee contributions under the ABP are paid to authorized investment carriers who offer participants a variety of investment choices. The six investment carriers for this program are ING Life Insurance and Annuity Company, Met Life (formerly Travelers/CitiStreet), TIAA-CREF, MG VALIC, AXA Financial (Equitable) and The Hartford. The State pays the employer pension contribution to the ABP at a rate equal to 8.0% of the member’s base salary. In addition, the State provides funding to cover the cost of noncontributory group life insurance and long-term disability insurance coverage for ABP participants. For fiscal years 2008 and 2009, the State appropriated $158.3 million and $166.5 million, respectively, to cover pension contributions and to provide funding for noncontributory group life insurance and long-term disability benefits. For fiscal year 2010, the Fiscal Year 2010 Appropriations Act includes $174.7 million as the State’s contribution to the ABP to cover pension, noncontributory group life insurance, and long-term disability benefit costs. Since the ABP is a defined contribution plan and not a defined benefit plan, the State’s sole obligation with respect to the ABP is to make the annual contributions, and the State has no responsibility to ensure that the participating employees ultimately receive a level of benefit.

The State also administers the Central Pension Fund (“CPF”), which is a single-employer noncontributory defined benefit plan for certain groups that are not included in other State-administered systems. The State funds the CPF on a pay-as-you-go basis. There are no State or local government employees covered by the CPF.

The State funds noncontributory insurance benefit costs for active and retired State employees. State appropriations are received on a monthly basis to cover actual benefit charges incurred and payable to beneficiaries of active and retired State employees plus administrative fees charged by the insurance providers. The State funds these benefit costs on a pay-as-you-go basis and does not actuarially determine the future liability of these benefit costs. The State has appropriated $68.7 million to cover noncontributory insurance benefit costs of the Pension Plans for fiscal year 2009. For fiscal year 2010, the Fiscal Year 2010 Appropriations Act includes $72.4 million for noncontributory insurance benefits for the Pension Plans. The State expects that its noncontributory insurance benefit costs will increase in future fiscal years.

The State Legislature adopted legislation, P.L. 2007, c. 92, as amended by P.L. 2007, c. 103 and P.L. 2008, c. 89, in fiscal year 2007, which required the establishment of the Defined Contribution Retirement Program (the “DCRP”), which is a new defined contribution plan for elected and appointed officials and for certain PERS and TPAF employees subject to a maximum compensation limit. The employee contribution rate for the DCRP is 5.5%. Employers are required to contribute an additional 3.0% of base salary on behalf of employees enrolled in the plan. With regard to PERS and TPAF members enrolled in the DCRP, contributions are based on compensation in excess of the Social Security maximum.

SEC Inquiry. The Division of Pensions and Benefits was contacted in late April 2007 by the Securities and Exchange Commission (“SEC”) regarding a confidential, informal inquiry into New Jersey’s pension system. The SEC asked for information as part of its fact finding inquiry, which it is sharing with the United States Attorney’s Office for the District of New Jersey. The State is cooperating fully and is providing information in response to the SEC’s requests. The State is unable to predict the ultimate outcome of such inquiry.

Funding Post-Retirement Medical Benefits. In addition to the pension benefits, the State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees. To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the recently established School Employees’ Health Benefits Program (“SEHPB”), created under the provisions of P.L. 2007, Chapter 103 to provide medical and prescription drug coverage to active and retired education employees beginning July 1, 2008. The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, mental health/substance abuse and Medicare Part B reimbursement for covered retirees, spouses and dependents. In fiscal year 2009, the State paid PRM benefits for 108,384 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For fiscal year 2009, the State expended $1.066 billion to pay for PRM benefits for the eligible retirees in these groups mentioned above. The Fiscal Year 2010 Appropriations Act appropriates $1.193 billion to cover anticipated pay-as-you-go PRM costs.

In accordance with the provisions of GASB Statements No. 43 and 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. GASB Statement No. 43, Financial Reporting for Post-employment Benefit Plans Other Than Pensions is effective for the SHBP beginning with fiscal year 2007 (July 1, 2006 — June 30, 2007). GASB Statement No. 45, Accounting and Reporting by Employers for Post-employment Benefits Other Than Pensions is effective for the State beginning with fiscal year 2008 (July 1, 2007 — June 30, 2008). Based on the most recent valuation of these benefits and as summarized in the report, “Postemployment Benefits Other Than Pension Actuarial Valuation,” submitted to the Division of Pensions and Benefits by AON Consulting (AON) in July 2009, which is currently under review and has not yet been finalized, the fiscal year 2009 actuarial accrued liability of the State to provide PRM to active and retired members of the pension plans has been measured at $55,913.5 million. GASB 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

New York

The following information relates specifically to the Columbia New York Intermediate Municipal Bond Fund and the Columbia New York Tax Exempt Fund (either, the “Fund”). This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from the proposed 2010-11 Executive Budget of the State, as well as official statements, prospectuses, annual information statements (including the Second Quarterly Update dated November 3, 2009 to the Annual Information Statement dated May 15, 2009), comprehensive annual financial reports and other disclosure provided in connection with various securities offerings of the State of New York (“New York” or the “State”) and public authorities in New York generally available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with standards of disclosure. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of New York municipal securities than comparable municipal bond funds that do not focus on investments in New York issuers.

The New York State Economy. Recent data indicate that the New York State economy deteriorated more quickly during the first half of 2009 than had been anticipated in July when the First Quarterly Update to the Annual Information Statement (“AIS”) was released. Such update is hereinafter referred to as the “First Quarterly Update.” The declines in private sector employment and wages for the first quarter of 2009 were steeper than originally anticipated, and there are indications that the same is true for the second quarter as well. Financial market weakness in early 2009, along with a steep decline in high-value real estate market transactions, has resulted in a downward revision to the level of capital gains realizations estimated for the current year.

Weak credit market conditions and rising debt default rates are expected to continue to put downward pressure on the State’s income and tax base by continuing to depress household spending and real estate activity. Real estate market risks are particularly great in the commercial sector where high-value transactions contribute significantly to state and local government revenues, in part through taxable capital gains realizations. Declines in capital gains realizations tend to reduce taxable income among taxpayers paying the highest marginal rates and, as a result, have a disproportionately large effect on personal income tax receipts. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with other stronger financial market activity, could result in higher wage and bonus growth than projected.

State Employment and Income Rates. The unemployment rate for the State was 5.0% in 2005, 4.6% in 2006, 4.5% in 2007, and 5.4% in 2008. The national unemployment rate was 5.1% in 2005, 4.6% in 2006, 4.6% in 2007, and 5.8% in 2008. As of December 2009, the unemployment rate in the State was 8.8%, compared with a national rate of 10.0%. State employment is now projected to decline 0.5% for 2010, following a decline of 2.3% for 2009. Private sector employment is projected to fall 0.6% for 2010, following a decline of 2.8% for 2009. Job declines continue to be led by the manufacturing, construction and financial services sectors, all of which pay salaries that are higher than the statewide average. Declines in financial services employment appear to be having a large effect on household spending, as evidenced by the unprecedented large declines observed in taxable sales, particularly downstate.

The effect of the current downturn on State wages appears to be even greater than estimated in July. State wages fell 15.0% in the first quarter of 2009, about two percentage points greater than the July estimate and the largest quarterly decline in wages in the history of the Quarterly Census of Employment and Wages (“QCEW”) data. The unprecedented decline in State wages estimated for the first quarter of 2009 largely reflects the effect of securities industry losses on bonus compensation. The State Division of Budget (“DOB”) projected a decline of 5.8% in total State wages for 2009, which would also be the largest annual decline in the history of QCEW data, but DOB projects growth in total State wages of 2.1% for 2010, with finance and insurance bonuses projected to fall 22.0% for the 2009-10 State fiscal year.

DOB’s outlook for the State economy calls for the current recession ending by the second half of 2010. However, there exists significant downside risk to the projected timing and strength of the coming recovery, given the historically unprecedented decline in wages being witnessed during the current recession. The declines appear to be greatest among the State’s high-wage economic sectors, heightening the risk to revenues. As always, all of the risks to the U.S. forecast apply to the State forecast as well, although financial market uncertainty poses a particularly large degree of risk for New York. A larger than anticipated correction to the recent equity market rally could result in a reversal in the recovery of Wall Street profits and a larger decline in 2009-10 bonuses.

State Funds. The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State operations). The State constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund — the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State’s budget discussion is often weighted toward the General Fund.

The State also reports disbursements and receipts activity by two other broad measures: State Operating Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds and Capital Projects Funds; and All Governmental Funds (“All Funds”), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. Fund types of the State include: the General Fund (as detailed below); State special revenue funds (“SRFs”), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

The General Fund. The General Fund is the most significant of the State’s funds. Most tax revenues and certain miscellaneous revenues are recorded in the General Fund, and all income not earmarked for a particular program or activity is deposited in the General Fund. Expenditures in the form of aid to local governments for their general purposes (e.g., State-local revenue sharing) and to school districts and municipalities for certain specific purposes (e.g., education and social services) are made from the Local Assistance account of the State’s General Fund. These payments, often based on specific legislated formulas, are nevertheless limited under the State constitution to appropriations in force. Expenditures from the Local Assistance account normally comprise approximately 60% of General Fund expenditures.

General Fund receipts, including transfers from other funds, are estimated to total $51.7 billion, a decrease of $658 million from the amount projected in the First Quarterly Update. Tax receipts, excluding the effect of revisions to the State’s School Tax Relief program (“STAR”) and debt service (which are unrelated to underlying collection experience), have been revised downward by $1.2 billion. This is offset in part by higher miscellaneous receipts ($169 million), lower estimated spending in STAR ($85 million), and the expected implementation of administrative Debt Reduction Plan actions affecting receipts ($272 million).

Tax receipt estimates for the current fiscal year have been revised downward in the Second Quarterly Update, as the State economy has deteriorated more quickly than anticipated during the first half of 2009. Estimated General Fund tax receipts in the current year have been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in personal income tax (“PIT”) collections. In addition, the anticipated increase in PIT collections due to the high income surcharge has not fully materialized as expected, although some of the shortfall may be due to timing. In the absence of the surcharge enacted in 2009-10 and other law changes, it is estimated that PIT liability for 2009 would have fallen 14.5%. In the current year, the downward revisions to the PIT forecast are partly offset by a decline in the amount to be deposited into the STAR Fund.

Projected business tax collections for 2009-10 have been lowered by $133 million compared to the First Quarterly Update, mainly due to overall economic weakness. Furthermore, sales tax collections were weaker than forecast as the historic decline in State wages estimated for the current year is having an even more adverse impact on State household spending than expected, particularly for automobiles and other large consumer items.

General Fund tax receipts estimates for 2010-11 have been reduced by $1.5 billion compared to the First Quarterly Update. The lower PIT base for the current fiscal year is estimated to account for most of this downward revision. All Funds’ net PIT receipts for 2010-11 are projected to increase by $2.9 billion (8.4%) over the prior year to $38 billion, with withholding growth of $1.5 billion (5.2%), which primarily reflects a recovery in wage growth consistent with the expected pace of the State’s economic recovery and application of higher withholding rates to first quarter 2010 bonus payments. Estimated tax payments of $8.6 billion are projected for tax year 2010, or $1 billion (13.2%) above the prior year. This increase reflects an expected acceleration in capital gains realizations as taxpayers are expected to react to the scheduled expiration of lower Federal capital gains tax rates at the end of 2010.

General Fund business tax receipts for 2010-11 are now projected to increase by $296 million, or 5.6%, from the current year, to $5.6 billion, representing a downward revision of $80 million compared with the First Quarterly Update, due primarily to the weaker 2009-10 base.

General Fund user taxes and fees receipts, including transfers, are projected to total $10.7 billion in 2010-11, an increase of $430 million or 4.2% from 2009-10. This estimate is roughly $30 million below the First Quarterly Update.

General Fund miscellaneous receipts and transfers from other funds have been revised upward by approximately $400 million from the First Quarterly Update. Higher levels of indirect cost reimbursements, additional revenues from assessments on utility companies, revenue collected from legal settlements, additional workers’ compensation surplus revenue remittance, and various changes to transfers account for the improvement.

General Fund disbursements, including transfers to other funds, are estimated in the Second Quarterly Update to total $54.6 billion in the current fiscal year, a decrease of approximately $450 million from the First Quarterly Update. Revisions to the operating forecast, based on updated information in the Second Quarterly Update, increased estimated spending by approximately $100 million. These changes are projected to be offset by the expected implementation of the administrative reductions in the Deficit Reduction Plan (“DRP”) proposed by the Governor. Increased estimated spending was projected in the areas of health care (including Medicaid), higher education, criminal justice, school aid, transportation, mental hygiene and general State charges, among others.

Recent Operating Results and Cash Position. The State’s cash position continues to be a significant concern. General Fund operating results through September 2009 appear better than projected in the First Quarterly Update, but this was due to management actions to maintain adequate operating margins and routine variances in the timing of disbursements that are not expected to affect annual spending levels. For example, the State plans to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as it had originally planned. Excluding the effect of cash management actions and routine timing variances, DOB estimates that the General Fund operating results through September 2009 would have been approximately $700 million to $800 million below planned levels. The 2009-10 Enacted Budget Financial Plan (the “Enacted Budget” or “Financial Plan”) provides authorization for the General Fund to borrow resources temporarily from other funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter.

The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money). However, the available balances on hand in STIP have declined compared to recent years.

State Debt. The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Thruway Authority, subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Debt service for all Funds is projected at $5.1 billion in 2009-10, of which $1.8 billion is paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. The General Obligation Debt Service Fund is a major fund that is used to account for the payment of principal and interest on the State’s general obligation debt and the payments on certain lease/purchase or other contractual obligations. The General Obligation Debt Service Fund is divided into two accounts. The principal and interest payments for the State’s general obligation debt and for certain lease/purchase or other contractual obligations are made from the General Obligation Debt Service Account. The principal and interest payments for the Tobacco Settlement Financing Corporation are made from the Tobacco Settlement Financing Corporation Account.

Debt service is paid directly from other State funds for the State’s revenue bonds, including PIT revenue bonds, Dedicated Highway and Bridge Trust Fund (the “Trust”) bonds and mental health facilities bonds.

The Enacted Budget includes $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the PIT Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized PIT Revenue Bond purpose. This is expected to result in improved scheduling and sizing for PIT Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs will be continued. These include a goal of selling 25% of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

As of December 2009, the State’s general obligation bonds were rated “Aa3” by Moody’s Investors Service, Inc., “AA” by Standard & Poor’s Ratings Services and “AA-” by Fitch Ratings. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

Debt Reform Cap. Article 5-B of the State Finance Law is the Debt Reform Act of 2000 (the “Debt Reform Act”). It places limits on the amount and use of “State-supported debt.” “State-supported debt” is defined under the Debt Reform Act as “any bonds or notes, including bonds or notes issued to fund reserve funds and costs of issuance, issued by the state or a state public corporation for which the state is constitutionally obligated to pay debt service or is contractually obligated to pay debt service subject to an appropriation, except where the state has a contingent contractual obligation.” Under the Debt Reform Act, new state-supported debt issued since April 1, 2000 is limited to 4% of state personal income and can be issued only for capital purposes, while new debt service costs are limited to 5% of all Funds receipts. It does not cover contingent contractual debt.

Based on updated forecasts, debt outstanding and debt service costs over the four-year Financial Plan period from 2009-10 through 2012-13 (the “Plan Period”) are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap is expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13. The current projections represent a decline in projected debt capacity as compared to the First Quarterly Update, which estimated that about $762 million in capacity would be available in 2012-13. The revisions primarily reflect the timing of bonding for the City University of New York (“CUNY”) and economic development purposes, as offset by a slightly improved forecast for State personal income in future years. The changes to the debt reform projections over the last few quarters demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. Measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

Public Authorities. Public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt in the State’s AIS. Tax supported debt (obligations supported by State taxes) represents the majority of obligations in this category. Obligations supported by other State revenues (such as dormitory fees or patient revenues) are also included. As of December 31, 2008, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of such public authorities was approximately $140 billion, only a portion of which (approximately $46.2 billion) constitutes State-supported or State-related debt.

State Budget. The Executive Budget process and key budget document formats are governed by the State constitution, with additional details and actions prescribed by State laws and practices established over time. The State’s budget process is governed primarily by Article VII of the New York State Constitution. Article VII requires the Governor to submit a budget detailing a plan of expenditures and an estimate of revenues for the upcoming fiscal year, bills containing all proposed appropriations and reappropriations, and other legislation needed to implement the Executive Budget.

Two types of legislation are required for budget enactment. Appropriation bills provide the legal authorization for all spending from the funds managed by the State. These bills encompass the recommended funding for the legislature and judiciary, debt service and the functional responsibilities of the executive branch agencies — e.g., Education, Family Assistance, Public Protection, General Government, Health, Mental Hygiene, Economic Development, Transportation and the Environment.

Other bills amend permanent State law governing programs and revenues. The State constitution authorizes the Governor to amend the Executive Budget within 30 days of submission, allowing for technical corrections and revisions based on the latest information. However, to help achieve timely budgets, the 2007 Budget Reform Act requires that the Executive, to the extent practicable, submit any necessary amendments within 21 days.

The legislative review process includes public hearings on the Governor’s budget. These hearings are scheduled by the Senate Finance and Assembly Ways and Means Committees, which are responsible for coordinating each house’s action on the budget.

Except for appropriations for the legislature and the judiciary, appropriations proposed by the Governor become law immediately when passed by the legislature. However, all items that have been added by the legislature, and all appropriations for the legislature and the judiciary, must be sent to the Governor for his approval or veto. The State constitution grants the Governor “line item veto” power, permitting the Governor to veto such items selectively, while approving the remainder of the bill.

DOB is responsible for preparing the Governor’s Executive Budget, negotiating that budget with the legislature, and implementing the budget once it is adopted, which includes updating the State’s fiscal projections quarterly. DOB is also responsible for coordinating the State’s capital program and debt financing activities.

The Enacted Budget for 2009-10 closed the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09; $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

By May 2009 the combined current-services gap for 2008-09 and 2009-10 had grown steadily over the year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. This is expected to have a substantial effect on taxable income and, by extension, State tax receipts.

In the Second Quarterly Update to the AIS, DOB estimated that the General Fund had a budget gap of $3.2 billion in the current fiscal year, an increase of $1 billion from the First Quarterly Update. The budget gap for 2010-11 was also projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years were also estimated to be higher than in the First Quarterly Update, and were projected at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

The growth in the current-year budget gap estimate contained in the Second Quarterly Update, as compared to the First Quarterly Update, was mainly due to a reduction in estimated annual receipts from the PIT and business taxes, based on actual collections experience through the first half of fiscal year 2009-10, and updated economic information. In 2010-11 and thereafter, the increase in the budget gaps reflects the recurring effect of the current-year receipts reductions, as collections grow off a lower tax base, and increases in projected disbursements, especially for activities that are sensitive to the economic downturn (e.g., community college enrollment, pensions and fringe benefits and reimbursement-based programs affected by accelerated claims from localities).

The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years, and is projected to do so over the next four years, absent measures to control spending. From 2009-10 through 2012-13, General Fund disbursements are projected to increase at an average annual rate of approximately 8.0%; State Operating Funds disbursements, which capture activity in State special revenue funds and debt service funds, as well as the General Fund, are projected to increase at 6.3% annually (adjusted to exclude the impact of federal stimulus funding). In comparison, State tax receipts over the Plan Period are projected to grow at 3.9% annually, consistent with DOB’s economic forecast for the recession and recovery. Accordingly, the 2010-11 Executive Budget has proposed substantial reductions in State spending commitments as detailed below.

To close the current year budget gap, the Governor submitted a two-year $5 billion DRP on October 15, 2009, which was enacted by the legislature in December, 2009. According to the 2010-11 Executive Budget (defined below), the DRP provided the State $2.7 billion in savings, leaving a deficit of $500 million still remaining in the current year, and the State expects to carry the 2009-10 deficit forward into 2010-11, where it is addressed in the 2010-11 Executive Budget as part of a multi-year plan that emphasizes recurring savings for the State.

On January 19, 2010, the Governor submitted his 2010-11 Executive Budget (the “2010-11 Executive Budget”). After accounting for the carry-forward of the $500 million deficit from 2009-10 and a reduction in estimated tax receipts based on updated information, the 2010-11 Executive Budget projects a budget gap of $7.4 billion in 2010-11 (rather than the $3.2 billion gap estimated in the Second Quarterly Update), and larger gaps in future years of $14.3 billion in 2011-12, $18.3 billion in 2012-13 and $20.7 billion in 2013-14.

Overall, 92% of the gap-closing plan is composed of recurring actions that help lower the budget gaps in future years. Recurring reductions to current-services spending total more than $5.6 billion and constitute 75% of the gap-closing plan. The proposed reductions affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital commitments. Under the proposed plan, the combined four-year gap (2010-11 through 2013-14) is cut in half, declining from $61 billion to $29 billion.

The gap-closing plan includes $1 billion in tax and fee increases, as well as a plan that would permit grocery stores to pay a franchise fee for the privilege to sell wine ($92 million). Tax and fee increases include a new excise tax on syrup used in soft drinks and other beverages ($465 million), a $1 per pack increase in the cigarette tax ($218 million), and assessments on health care providers ($216 million), all of which are earmarked to help pay for existing health care expenses. In addition, audit and compliance activities are expected to increase the tax base by approximately $221 million annually.

Non-recurring resources, which comprise less than 8% of the actions in the 2010-11 Executive Budget, total $565 million. Importantly, this is less than the annual growth in savings achieved by recurring gap-closing actions, which grow in value by approximately $1.2 billion from 2010-11 to 2011-12. As a result, non-recurring actions have no adverse effect on the gap in 2011-12 because they are more than offset by the growth in recurring savings.

Local Aid. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the legislature authorized 17 bond issuances to finance local government operating deficits. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Currently, the City of Buffalo operates under a control board and the counties of Nassau and Erie as well as the cities of New York and Troy have boards in advisory status. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential effect on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

The Aid and Incentives for Municipalities (“AIM”) program is the State’s primary vehicle for providing direct aid to cities, towns and villages. These municipalities use AIM funding to support a range of operating costs. Along with direct AIM assistance, the State provides incentive grants to promote local efforts to increase efficiency through consolidation or shared services. The State budget also supports a number of aid programs targeted to specific municipalities, including VLT Impact Aid for local governments that host video lottery gaming facilities, Efficiency Incentive Grants awarded by the State public authorities that oversee fiscal recovery efforts in Buffalo and Erie County, and several others.

The AIM program was created in 2005-06 to consolidate various unrestricted local aid funding streams. For municipalities outside New York City, this initiative tied increases in State aid to fiscal accountability improvements, such as the development of multi-year financial plans, and required a local commitment to minimize property tax growth. In 2007-08 and 2008-09, additional aid was targeted primarily to distressed upstate municipalities under a formula that provided annual increases ranging from 3% to 13.5% based on fiscal distress criteria.

Over the last five years, AIM payments to local governments outside New York City have grown from $465 million to $750 million, a $285 million or 61% increase. Although the DRP enacted in December 2009 reduced aid to the 17 non-calendar fiscal year cities outside New York City by a total of $5.3 million, AIM for all other municipalities was maintained at 2008-09 payment levels.

AIM for New York City has varied in recent years from $20 million in 2007-08 to $245.9 million in 2008-09 to $327.9 million in the 2009-10 Enacted Budget. The DRP, however, lowered New York City’s AIM funding from $327.9 million to $301.7 million. The level of local reliance on AIM funding varies widely by municipality, with cities such as Buffalo and Yonkers relying on AIM for more than 25% of their total revenue, while in other municipalities, AIM accounts for less than 1% of total revenue. Specifically, AIM as a percentage of city revenue is as follows: New York City — 0.5% of total revenues; Buffalo — 35.0% of total revenues; Yonkers — 29.0% of total revenues; Syracuse — 25.0% of total revenues; Rochester — 20.0% of total revenues; and other cities within the State — 9.0% of total revenues.

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71% of all Funds’ spending. In 2009-10, all Funds spending for local assistance is proposed to total $93.2 billion. Total spending is composed of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation and environmental quality.

The 2010-11 Executive Budget eliminates AIM funding for New York City totaling $301.7 million and Erie County totaling $668,332 in 2010-11 and 2011-12. The 2010-11 Executive Budget also reduces AIM funding to other municipalities by either 2% or 5% from 2009-10 Enacted Budget levels, depending on whether AIM accounts for more or less than 10% of the municipality’s total revenues. After accounting for these reductions, the State would still spend $734.6 million on AIM outside New York City, an increase of $269.2 million or 58% compared to 2004-05. The 2010-11 Executive Budget also reduces local incentive grant funding and reduces payments to the City of Yonkers and the 15 upstate municipalities that host video lottery terminal (“VLT”) facilities (an overall $23.84 million program) by 10%.

Healthcare and Medicaid. The State’s Department of Health (“DOH”) provides comprehensive health care and long-term care coverage for low and middle income individuals and families through the Medicaid, Family Health Plus, Child Health Plus and Elderly Pharmaceutical Insurance Coverage programs.

New York’s Medicaid program is the largest payer of health care and long-term care services in the State. More than four million individuals receive Medicaid-eligible services each month through a network of more than 60,000 health care providers and 20 managed care plans. The State share of Medicaid is financed with a combination of the State’s General Fund and Health Care Reform Act (“HCRA”) resources. Also, the Federal government is financing an additional share of Medicaid costs through December 31, 2010 through the enhanced Federal Medical Assistance Percentage (“FMAP”) provided through the federal American Recovery and Reinvestment Act of 2009 (“ARRA”), which temporarily lowers the State’s costs for the program.

According to the Second Quarterly Update, General Fund spending for Medicaid is expected to more than double over the next two years, growing by $2.5 billion in 2010-11, $5 billion in 2011-12, and another $1.1 billion in 2012-13. These estimates reflect the loss of FMAP after December 31, 2010. Moreover, the Executive Budget notes that, in the absence of any changes, total federal, State and county Medicaid spending would reach $53.2 billion in 2010-11, an increase of more than 5%. Medicaid enrollment has grown by nearly 13% since September 2008, largely as a result of recession-driven unemployment. According to recent federal data, New York spends more per capita ($2,360) than any other state in the country and more than twice the national average ($1,077) on its Medicaid program.

The 2010-11 Executive Budget recommends a health care gap-closing package of $1.9 billion, which includes nearly $1 billion in reductions to various providers and programs (Medicaid, NYS Department of Health, Office of the Medical Inspector General, NYS Office of the Aging, hospital services, nursing home services, home care and personal care services, Medicaid fraud and abuse prevention, and insurance, among others); a total of $890.2 million in dedicated taxes and assessments to finance health care investments, such as $240.2 million in assessments and surcharges on specific sectors that have effects on healthcare providers similar to direct cuts in funding, but without an associated loss of Federal matching funding; and $650 million from imposing a syrup excise tax on soft drink beverages and increasing the cigarette excise tax.

Higher Education. The State’s higher education institutions educate more than 1.2 million students. The State University of New York (“SUNY”) and CUNY administer 51 four-year colleges and graduate schools that provide over 400,000 students with a wide array of undergraduate, graduate degree, and first professional educational opportunities. SUNY and CUNY also support 36 community colleges, which serve more than 330,000 students. More than 520,000 students attend one of the more than 100 private colleges and universities across the State.

The Higher Education Service Corporation (“HESC”) provides a broad range of financial aid services to college students. HESC administers and guarantees more than 700,000 loans made annually under the Federal Family Education Loan program, and oversees a variety of State-funded financial assistance programs, including the Tuition Assistance Program (“TAP”, the largest and most generous need-based program in the country), the New York Higher Education Loan Program (“NYHELPs”), the Aid for Part Time Study program, and 16 different scholarship and award programs. HESC also partners with the Office of the State Comptroller (“OSC”) in administering the College Choice Tuition Savings Program.

Enrollment at both SUNY and CUNY has shown steady growth, increasing 12.5% since 2003, at four-year and graduate colleges. Community college enrollment has increased 26% during this same period. Concurrently, State support has increased 40% for four-year and graduate colleges and 33% for community colleges. Additionally, the State has devoted substantial support to SUNY’s and CUNY’s physical infrastructure, providing $11.8 billion in new capital project funding for senior and community colleges since 2003-04.

The effect of the current economic recession is evident in recent upward trends in student enrollment in SUNY and CUNY community colleges. This is expected to result in higher base aid provided by the State to these institutions ($51 million in 2010-11; and $62 million in both 2011-12 and 2012-13). Similarly, increased spending under the TAP grant award program is expected due to the increased enrollment in institutions of higher education ($23 million in 2009-10; $53 million in 2010-11; and $6 million in both 2011-12 and 2012-13). In addition, SUNY and CUNY senior college operational costs in the outyears of the Financial Plan are projected to exceed the estimates in the First Quarterly Update primarily due to higher fringe benefit costs.

The 2010-11 Executive Budget calls for: (1) the reduction of General Fund support for SUNY ($95 million State Fiscal Year (“SFY”), $117.9 million Academic Fiscal Year (“AFY”)) and CUNY ($47.7 million SFY, $63.6 million AFY) senior colleges by a total of $142.7 million SFY ($181.5 million AFY). Additionally, the 2010-11 Executive Budget reflects further SFY appropriations reductions of $52 million ($30.9 million SUNY, $20.8 million CUNY) related to negotiated personal service savings (after these reductions, $946 million would be provided to SUNY and $577 million to CUNY); (2) the reduction of support for SUNY Statutory Colleges at Cornell and Alfred Universities by $14.9 million SFY ($18.5 million AFY) (after this reduction, $83 million would be provided for Cornell’s statutory colleges, $49 million for Cornell land grant, and $8.7 million for the College of Ceramics); (3) the reduction of SUNY/CUNY community college base aid by $285 per full-time equivalent (“FTE”) student from $2,545 per FTE to $2,260 per FTE, which would result in estimated savings of $56.7 million in 2010-11 and $75.6 million in 2011-12; (4) the use of an additional $50 million in federal ARRA Funds to support community college base aid; (5) the reduction of the maximum TAP award for two-year degree granting program from $5,000 to $4,000 per student, which will result in estimated savings of $19.6 million in 2010-122 and $28 million in 2011-12; and (6) the reduction to all TAP awards by $75 per student, which will result in estimated savings of $16.5 million in 2010-11 and $23.6 million in 2011-12.

Criminal Justice and Public Safety. With an annual budget of nearly $5 billion, various State agencies assist local communities in fighting crime, supervise criminal offenders both in prison and in the community, patrol the highways, protect critical State assets and respond to natural disasters and terrorist threats. With nearly 40,000 staff, many of whom serve within the State’s 68 correctional institutions, public safety agencies comprise 18% of the overall State workforce.

Projected spending for the Department of Correctional Services and Division of Parole has been revised across the Plan Period to reflect efforts to achieve savings through alternatives to proposed layoffs.

The 2010-11 Executive Budget proposes closures and consolidations of facilities within the State’s prison system which will eliminate approximately 3% of total capacity and 2% of the staff of the Department of Correctional Services. Under the 2010-11 Executive Budget, spending on Public Safety will be reduced from just over $5 billion in fiscal year 2009-10 to $4.7 billion in fiscal year 2010-11, representing a decrease of $303 million or 6%; the Department of Correctional Services budget will be reduced from just over $3 billion in fiscal year 2009-10 to $2.77 billion in fiscal year 2010-11, representing a decrease of $236 million or 7.9%; the Division of State Police budget will be reduced from $768 million in fiscal year 2009-10 to $719 million in fiscal year 2010-11, representing a decrease of $49 million or 6.4%; and the Division of Homeland Security and Emergency Services budget will be increased from $316 million in fiscal year 2009-10 to $329 million in fiscal year 2010-11, representing an increase of $13 million or 4%.

School Aid. The State’s education system is financed with local, State and federal resources, which together make the State’s per pupil spending among the highest in the nation. The State share of financial support for education is administered by the State Education Department (“SED”), under the direction of the New York State Board of Regents, which also establishes education policy. The single largest program administered by SED is school aid. Allocated to school districts primarily through statutory formulas, school aid helps finance elementary and secondary education for pupils enrolled in nearly 680 school districts.

According to the 2010-11 Executive Budget, New York public schools spend more per pupil overall ($15,546) than nearly any other state and 61% above the national average. New York ranks first in per pupil spending for school district employee salaries ($7,328, or 71% above the national average) and benefits ($2,901, which is 109% above the national average). This reflects both strong local tax effort and significant State spending on education.

School aid has two principal State funding sources: the General Fund and the Lottery Fund. When lottery revenues decline during a fiscal year from the level projected at the Enacted Budget agreement, the General Fund is required by law to fund the difference (the “lottery aid guarantee”). This is the case in 2009-10, with core lottery revenue projections revised downward by $131 million since budget enactment. In addition, ARRA funding is expected to be available to help finance spending in the 2009-10 and 2010-11 school years.

Revenues from core lottery sales are projected to remain flat in 2010-11, followed by an increase of $32 million in 2011-12, and $41 million in 2012-13 (totaling $2.2 billion in 2012-13). Revenues from VLTs are projected to increase by $174 million in 2010-11, by $38 million in 2011-12, and by $48 million in 2012-13 (totaling $738 million in 2012-13). The Financial Plan currently assumes a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2010-11, where operations are expected to begin in 2011.

The September 2009 update to the school aid database resulted in higher projected costs of $75 million in 2010-11, based on additional claims filed since the May 2009 update, and updated wealth and demographic information reported by school districts. These additional costs are primarily driven by growth in foundation aid and special education aid, with supplemental claims from New York City representing nearly 70% of the increased fiscal year liability. Based on statute, additional school year obligations from 2009-10 and earlier years will be paid in State fiscal year 2010-11. As in prior years, the updated school district data and additional claims have resulted in a significant cost increase to the State’s multi-year Financial Plan, subsequent to the Enacted Budget agreements.

The Second Quarterly Update projected school aid on a school year basis at $22.5 billion in 2010-11, $24.2 billion in 2011-12, and $26.3 billion in 2012-13. The 2010-11 Executive Budget proposes a year-to-year reduction in school aid of $1.1 billion or 5%. As education funding in New York is a combination of local and State support, the proposed reduction represents 2% of school districts’ total General Fund expenditures Statewide.

Transportation. The State’s transportation system is operated, maintained and administered by a network of State and local agencies and public authorities. The Department of Transportation (“DOT”) coordinates planning and policy development and provides for the direct operation and capital improvement of much of the transportation system. DOT is responsible for construction, reconstruction, maintenance, and snow and ice removal for more than 38,000 State highway lane miles and more than 7,500 bridges. In addition, DOT provides funding for local government highway and bridge construction, as well as rail, airport, bicycle, pedestrian and canal programs. The New York State Thruway Authority, the New York State Bridge Authority and other public authorities operate and maintain certain other toll transportation facilities within the State.

The Department also provides oversight and funding for more than 130 public transportation operators, including the Metropolitan Transportation Authority (“MTA”), the four upstate regional transportation authorities and other (usually county-sponsored) transit systems. These systems provide bus, subway, commuter-rail and light rail services as well as “paratransit” services designed to meet the needs of the disabled. The MTA provides transit and commuter services in the New York City region to over 2.5 billion passengers riding the subways, buses and commuter rail systems each year.

The State’s transportation programs are also supported by the Department of Motor Vehicles (“DMV”), which operates 27 district and branch offices, and provides services via county clerk offices acting as DMV agents at 101 locations throughout the State. DMV issues licenses, non-driver identification cards and vehicle registrations; conducts road tests; monitors driver training; performs enforcement activities; conducts more than 20 million customer transactions annually; and collects more than $1.7 billion in revenue for the State and localities.

Funding to maintain and improve the State’s transportation infrastructure is provided through multi-year capital plans and supported by a combination of State and federal funds. The most recent DOT five-year capital plan covers State fiscal years 2005-06 through 2009-10 and totals approximately $18 billion. Projects in the plan resulted in improvements to highway, bridge, aviation, rail, transit, port, bicycle and pedestrian facilities throughout the State.

DOT’s capital plan and other programs are supported by federal aid, dedicated taxes, fees deposited in the Trust Fund, and remaining 2005 Transportation Bond Act funds. The Trust Fund also receives a significant subsidy from the General Fund, which has been revised across the Plan Period as a result of changes in estimated spending levels for projects, debt service costs, available bond proceeds, and other receipts. The Trust Fund subsidy increases as the cumulative expenses of the fund (capital and operating expenses of DOT and DMV, debt service on Trust Fund bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs and local transportation programs) continue to exceed current and projected revenue deposits and bond proceeds. The 2010-11 Executive Budget projected the General Fund subsidy at $766 million for 2010-11 and $859 million for 2011-12, with additional growth thereafter.

The 2010-11 Executive Budget proposes a two-year, $7 billion, DOT capital plan. Program and funding levels are affected by a number of key factors, including the lack of a new multi-year federal transportation act, the depletion of funding from the 2005 Bond Act, and the Trust Fund’s increasing reliance on General Fund subsidies, primarily driven by a 2005 debt restructuring that generated short-term savings, but burdened the State with greater debt service expenses in later years. The 2010-11 Executive Budget maintains the State’s core Trust Fund investment in the highway and bridge program at 2009-10 levels and also preserves funding for local highway and bridge projects under the Consolidated Highway Improvement Program at prior-year levels. In addition, significant construction activity funded by the ARRA is expected to continue in State fiscal year 2010-11.

Since 1975, New York State has provided transit system operating assistance through the Statewide Mass Transportation Operating Assistance (“STOA”) program. The STOA has grown from a $100 million General Fund program in 1975 to a $4.3 billion aid program to localities utilizing both dedicated taxes and the General

Fund. This growth reflects the services provided by transit systems to an annual ridership of more than 2.7 billion passengers. In 2009-10, State transit aid accounted for approximately 35% of the operating resources used to support New York’s transit systems.

The 2010-11 Executive Budget proposes an overall $4.3 billion in aid to transit systems, reflecting a year-to-year increase of nearly $148 million, and $3.9 billion for the MTA, an increase of almost $161 million from 2009-10. The 2010-11 Executive Budget also proposes gap-closing actions for the DMV of approximately $15 million in 2010-11.

Mental Hygiene. The mental hygiene agencies provide services to individuals with mental illnesses, developmental disabilities, chemical dependencies, and problem gambling. According to the 2010-11 Executive Budget, these agencies — the Office of Mental Health (“OMH”), the Office of Mental Retardation and Developmental Disabilities (“OMRDD”), the Office of Alcoholism and Substance Abuse Services (“OASAS”), the Developmental Disabilities Planning Council (“DDPC”), and one oversight agency the Commission on Quality of Care and Advocacy for Persons with Disabilities (“CQCAPD”) — are expected to serve nearly one million individuals in 2010-11, including more than 600,000 persons with mental illness, 260,000 persons with chemical dependencies or gambling problems, and 125,000 persons with developmental disabilities.

The mental hygiene system currently operates 47 institutional facilities serving a State-operated inpatient residential capacity of 7,200 individuals. The State also provides funding to support approximately 86,000 community residential housing options. Additionally, the State supports numerous outpatient, employment, clinic, rehabilitative and treatment programs in partnership with 4,300 not-for-profit provider agencies.

The Second Quarterly Update projects State operations spending on mental hygiene to be $3.1 billion in 2009-10. Higher costs beginning in 2010-11 are expected as a result of a rise in fringe benefit and indirect costs.

The 2010-11 Executive Budget calls for a 5.3% increase in total mental hygiene spending for 2010-11 ($8.5 billion in 2010-11 as compared to $8.07 billion in 2009-10). Specifically, OMH’s budget would increase from $3.21 billion in 2009-10 to $3.41 billion in fiscal year 2010-11; OMRDD’s budget would increase from $4.27 billion to $4.48 billion; and OASAS’s budget would increase from $565 million to $597 million. The majority of the spending increase is attributable to increased federal support of $223 million for a variety of ongoing State and local operated programs. General State Charges, as described below, costs are projected to increase by $129 million.

General State Charges (“GSCs”). GSCs account for the costs of fringe benefits provided to State employees and retirees of the executive, legislative and judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to GSCs. These centrally-paid fringe benefit costs represent the majority of GSCs spending. However, certain agencies, such as the judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the GSCs account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the GSCs account.

All Funds spending on GSCs is expected to total $5.7 billion in 2009-10, and includes health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security

($962 million). GSCs are projected to total $4 billion in 2010-11, $4.3 billion in 2011-12 and $4.8 billion in 2012-13. The annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

Changes to the GSC forecast of spending include increases in the State’s contribution to the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System (as noted below), additional costs for taxes on State-owned lands in 2009-10, as well as multi-year revisions to the forecast for health insurance costs for State employees and retirees, fixed costs and fringe benefit escrow receipts.

The 2010-11 Executive Budget proposes a number of workforce actions to reduce State employee salary costs. These actions are expected to result in estimated savings of $250 million in 2010-11 and $125 million in 2011-12, and include the following actions that require union negotiation to reduce fringe benefit costs: salary deferral for State employees in 2010-11, and a delay or reduction of an April 1, 2010 4% general salary increase for the State’s non-unionized management/confidential employees, which would result in estimated savings of $28 million in 2010-11.

In addition, the 2010-11 Executive Budget recommends a number of actions that do not require union negotiation to reduce fringe benefit costs and would result in estimated savings of $262 million in 2010-11, such as: the amortization of State pension contribution costs (as noted below), requiring Medicare Part B premium contributions for State employees and retirees ($30 million savings in both 2010-11 and 2011-12); allowing the option for State employees or retirees to self-insure all or parts of the New York State Health Insurance Plan ($15 million savings in 2010-11 and $30 million savings in 2011-12).

Pensions. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The Comptroller is the administrative head of the Systems. State employees made up about 31% of the membership during the 2008-09 fiscal year. There were 3,025 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State. As of March 31, 2009, 679,908 persons were members and 366,178 pensioners or beneficiaries were receiving benefits.

Recent market volatility and the recent decline in the market value of many equity investments have negatively affected the assets held for the Systems. The current actuarial smoothing method spreads the effect over a 5-year period, and thus contribution rate increases are expected for fiscal year 2012 through 2015. Final contribution rates for fiscal year 2011 were released in early September 2009. The average 2011 ERS rate increased from 7.4% of salary in fiscal year 2010 to 11.9% of salary in fiscal year 2011, while the average 2011 PFRS rate increased from 15.1% of salary in fiscal year 2010 to 18.2% of salary in fiscal year 2011.

Legislation enacted in May 2003 realigned the Systems billing cycle to match governments’ budget cycles and also instituted a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1. In addition, employers are required to make a minimum contribution of at least 4.5% of payroll every year.

The State paid, in full, its employer contributions for the fiscal year ended March 31, 2009. Payments totaled $1.06 billion. This amount included amounts required to be paid by the judiciary bill and the amortization payments for the 2005 and 2006 bills. The State bill for the current fiscal year ending March 31, 2010 is $979.1 million, assuming a payment on March 1, 2010.

The OSC reports that the net assets available for benefits as of March 31, 2009 were $110.9 billion (including $2.9 billion in receivables), a decrease of $44.9 billion or 28.8% from the 2007-08 level of $155.8 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $170.5 billion on April 1, 2008 to $176.6 billion (including $69 billion for current retirees and beneficiaries) on April 1, 2009. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2009 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for the 2009 fiscal year, 40% of the unexpected gain for the 2008 fiscal year, 60% of the unexpected gain for the 2007 fiscal year and 80% of the unexpected gain for the 2006 fiscal year. Actuarial assets decreased from $151.8 billion on April 1, 2008 to $149 billion on April 1, 2009. The funded ratio, as of April 1, 2009, using the entry age normal funding method, was 101%.

The State’s pension contribution rate to the Systems, which is 7.6% for 2009-10, is expected to increase to 10.5% for 2010-11, 11.4% for 2011-12 and 11.5% in 2012-13. Pension costs in 2010-11 are projected to total $1.4 billion, an increase of $264 million over 2009-10. In 2011-12, costs are projected to increase an additional $113 million to total $1.5 billion. In 2012-13, they are expected to increase by $129 million to total $1.7 billion. Growth in all years is driven by anticipated increases in the employer contribution rate.

Spending for employee and retiree health care costs is expected to increase by $318 million in 2010-11, $251 million in 2011-12, and another $269 million in 2012-13, and assumes an average annual premium increase of approximately 8.0%. Health insurance is projected at $3.2 billion in 2010-11 ($1.9 billion for active employees and $1.25 billion for retired employees), $3.4 billion in 2011-12 ($2.1 billion for active employees and $1.3 billion for retired employees), and $3.7 billion in 2012-13 ($2.2 billion for active employees and $1.5 billion for retired employees). In addition, as noted previously, the State now plans to make its pension contribution on March 1, 2010, rather than September 2009. The estimated cost of not pre-paying the contribution is approximately $30 million. The State also plans to make its 2010-11 contribution in March 2011, rather than pre-paying it, which results in additional 2010-11 costs of approximately $50 million.

The 2010-11 Executive Budget notes that local governments and the State will face substantial pension contribution increases over the next five years due to investment losses experienced by the Common Retirement Fund, a pooled investment vehicle through which investments for the Systems are made. Accordingly, the 2010-11 Executive Budget would give local governments and the State the option to amortize a portion of their pension costs from 2010-11 through 2015-16. Local governments and the State, if they choose to participate, would be permitted to amortize the portion of their respective pension costs exceeding a contribution rate of 9.5% for the Systems and 17.5% for the PFRS in 2010-11. The contribution rate above which future amortizations are allowed would be increased by one percentage point each year through 2015-16. Repayment of the amortized amounts would be made over a ten-year period at an interest rate to be determined by the State Comptroller. This proposal would result in savings of $217 million in 2010-11 and $475 million in 2012 for the State.

Rhode Island

The following information relates specifically to the Columbia Rhode Island Intermediate Municipal Bond Fund (the “Fund”). This summary does not purport to be a comprehensive description of all relevant facts for the Fund. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”) and local agencies in Rhode Island available as of the date of this Statement of Additional Information. The Fund assumes that all such material was prepared and published in a manner consistent with current standards of disclosure. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

The Fund is more susceptible to factors adversely affecting issuers of Rhode Island municipal securities than comparable municipal bond funds that do not focus on investments in Rhode Island issuers.

Introduction. The Governor is required to submit, and the General Assembly is required to enact, a balanced budget. Over the last several years, the State has faced budget shortfalls after the budget was enacted. See “Revised Fiscal 2009 and 2010 Budgets” below.

The State Budget Office is required to prepare quarterly reports which project the year end balance assuming current trends continue under current laws, and the typical cyclical expenditure patterns prevail over the course of the year. This consolidated report is released within forty-five days of the end of each fiscal quarter. Also, the State Budget Office is required to publish five year forecasts of expenditures and revenues for submission to the General Assembly as part of the annual budget process, and these forecasts over the years, based upon the information then available, have generally projected that outyear expenditures will exceed revenues — at times by a substantial amount. In the event of a budgetary imbalance, the available free surplus will be reduced, additional resources (i.e. taxes, fines, fees, etc.) will be required and/or certain expenditure controls will be put into effect.

Due to the past fiscal challenges facing the State, the budget has from time to time incorporated certain significant one-time resources. The enacted fiscal year (“FY”) 2002 and FY 2003 budgets incorporated the use of the proceeds from the securitization of the tobacco settlement payments due the State under the Master Settlement Agreement (MSA) entered into by the Attorney General in November 1998. The tobacco securitization proceeds included in the budget as enacted are based on the actual sale of the State’s right to receive all of its tobacco settlement payments for the 2004 — 2043 period. The bonds were sold by the Tobacco Settlement Financing Corporation on June 27, 2002 in the amount of $685.4 million. The net proceeds of the sale, after funding the costs of issuance, capitalized interest, and the debt service reserve account, totaled $544.2 million.

The budget used the net tobacco bond proceeds as follows: $295.3 million was used in June 2002 to defease $247.6 million of outstanding general obligation and certificate of participation debt (or $295.5 million reflecting the accreted value of capital appreciation bonds), and the remaining $243.9 million was made available for operating budget expenditures in FY 2002-FY 2004. The debt defeasance resulted in debt service savings of $51.6 million in FY 2003 and total debt service savings through FY 2012 of $343.5 million. The legislatively enacted budgets used $135.0 million of the net proceeds to finance operating expenditures in FY 2002, allocated $113.5 million of resources to finance FY 2003 budgeted expenditures, and allocated the remaining $1.7 million (including interest earnings) in FY 2004.

In his FY 2008 Budget, the Governor proposed that the State sell the rights to the residual tobacco settlement payments reflecting those revenues from the Master Settlement Agreement which will be received by the State after the 2002 bonds of the Tobacco Settlement Financing Corporation are fully repaid. The Tobacco Settlement Financial Corporation sold $197.0 million of such bonds on June 27, 2007, and the net proceeds to the State totaled $195.0 million. The budget enacted by the General Assembly allocated $42.5 million in FY 2007 and $124.0 million in FY 2008 for working capital purposes, and provided $28.4 million for heavy equipment/vehicles and capital projects. There was an additional $1.7 million of interest on invested tobacco bond proceeds which was available for transfer to the Rhode Island Capital Plan Fund for these capital projects.

The State’s Annual Comprehensive Financial Report for FY 2008 revealed a deficit of $42.95 million for the fiscal year ended June 30, 2008. This was the result of revenues falling below enacted estimates by $7.1 million and expenditures exceeding appropriations by $37.4 million. The Governor was required by law to reappropriate unexpended balances from FY 2008 for the General Assembly amounting to $1.7 million. The Governor sought appropriation from the Budget Reserve and Cash Stabilization Account, which was fully funded at $102.8 million at the end of FY 2008. The General Assembly did not make an appropriation to resolve the FY 2008 $42.95 million deficit. The deficit of $42.95 million, when combined with the $102.8 million reserve fund, resulted in approximately $60 million of combined balances. The FY 2009 Enacted Budget reflects the budget enacted by the General Assembly in June 2008. The budget enacted by the General Assembly in June 2008 for FY 2009 was predicated upon available resources of $3.2762 billion net of reserve fund contributions, and expenditures of $3.2762 billion resulting in an estimated closing surplus of $0.1 million.

The General Assembly enacted a final FY 2009 Budget that included expenditures of $3.001 billion from general revenues, $275.0 million less than originally enacted, and $404.1 million less than FY 2008 actual expenditures. The reduction in general revenue spending is the result of both reductions in real expenditures and shifts from state general revenue sources to one-time federal fund sources. Much of this shifting is the result of funds being made available from the American Recovery and Reinvestment Act of 2009.

The United States Congress passed in February 2009 the American Recovery and Reinvestment Act, a $789 billion stimulus package consisting of various spending and tax cut measures. Current estimates place Rhode Island’s spending share of the federal stimulus package in a range from $825 million to over $1 billion (not including unemployment benefits, supplemental nutrition assistance programs, Pell grants, or child support enforcement). This includes approximately $451.5 million over 27 months for Rhode Island’s Medicaid programs, approximately $137 million for highway and bridge construction and repairs, approximately $75.4 million for other infrastructure work, approximately $91 million for aid to schools serving low-income students and special education programs for children with learning disabilities, and approximately $165 million of fiscal stabilization funds to be used primarily as education aid. The full effect of such stimulus funds may be greater than that reflected in the Enacted FY 2010 Budget as there are also competitive grant funds available. The final FY 2009 Budget included $295.5 million of federal ARRA funds and the Enacted FY 2010 Budget includes $638.8 million of ARRA funds. The General Assembly included $135.6 million in additional federal Medicaid matching funds and enhanced Title IVE funds, thereby reducing general revenue expenditures by the same amount based on the federal act that raised the federal Medicaid match percentage by 11.3 points retroactive to October 1, 2008. For FY 2010, there is $192.1 million of enhanced Medicaid match and $1.7 million of Title IVE enhanced match.

The final FY 2009 Budget also maximized use of state fiscal stabilization funds for State budget relief by utilizing $38.3 million of federal education funds to relieve state general revenue support to local governments. Additionally, there was $20 million of federal state fiscal stabilization funds included in the final FY 2009 Budget which relieved general revenue expenditures in the Department of Corrections. For FY 2010, the General Assembly included $37.2 million for education and $10.0 million for State police from ARRA state stabilization grants.

The final FY 2009 Budget has relied upon approximately $194 million of one-time federal stimulus funds to offset expenditures in FY 2009. The FY 2010 Budget relies upon approximately $241 million of federal stimulus funds, which funds are not likely to be available for budget purposes after FY 2012. In FY 2011, the State expects to lose about $97 million of federal funding when the enhanced Medicaid match ends on December 31, 2010. As a result, the State will face the challenge of addressing the loss of such funds in future budget years if revenues remain depressed due to the economic downturn.

The recent and continuing adverse economic and fiscal conditions have necessitated a series of downward revenue forecasts, which have led to certain budget adjustments in order to maintain a balanced budget. These actions have included a number of one-time measures, such as the use of one-time federal funds and reserves, which will not be available to address future budget needs. In addition, it is foreseeable that adjustments to the Enacted FY 2010 Budget will need to be made. Furthermore, in light of the current conditions, significant budget deficits are expected for the years following FY 2010 and additional significant adjustments to both revenues and expenditures will likely be necessary for the adoption of balanced budgets for the fiscal years following the Enacted FY 2010 Budget. The State cannot now predict with any certainty what adjustments, if any, will be made to the Enacted FY 2010 Budget or the outcome of the budget process for the fiscal years following the FY 2010 Budget.

Rhode Island’s labor market began to feel the effects of recession as early as January of 2007. The Rhode Island Department of Labor and Training reported that the unemployment rate leveled off at 10.5 percent in February and March of FY 2009 following January’s 10.3 percent rate — the first time it had not shown a monthly increase since May and June of FY 2007. At this time, Rhode Island’s unemployment rate of 10.5 percent is the sixth highest in the nation, lagging the U.S. unemployment rate of 8.5 percent. There was a year-over-year increase of 20,800 unemployed Rhode Islanders in March. The State unemployment rate for April 2009 was 11.1 percent. This compared to an 8.9 percent national rate. Rhode Island had the fourth highest rate in the country. In June 2009, Rhode Island’s unemployment rate rose to 12.4 percent, the second highest unemployment rate in the country. The U.S. unemployment rate for June 2009 was 9.5 percent.

Rhode Island’s unemployment rate is projected to peak at 12 percent in FY 2010. As recovery takes hold, Rhode Island’s unemployment rate is projected to steadily decline to 11.5 percent in FY 2011, to 9.0 percent in FY 2012, to 6.9 percent in FY 2013 and to 6.2 percent in FY 2014. Even at this lower rate, Rhode Island’s unemployment rate will be significantly higher than the rates achieved in the early 2000s.

The estimates for personal income growth suggest a downward revision in FY 2009 from the November 2008 estimates. The adopted personal income growth rate is projected to increase slightly in FY 2010 before approaching more normal growth rates through FY 2013, averaging 3.1 percent growth from FY 2010 through FY 2013. Likewise, estimates of dividend, interest and rental income are trending downward in FY 2009 before bouncing back in FY 2010 through FY 2014. Wage and salary income growth is projected to be negative in FY 2010, hitting bottom at a –2.2 percent rate of growth in FY 2010, before improving slightly in FY 2011. Beginning in FY 2012, wage and salary income growth is projected to rebound before accelerating sharply in FY 2013. A slight decline of 0.4 percentage points is anticipated in FY 2014.

General Fund Revenues and Expenditures. The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

The General Assembly’s Enacted FY 2010 Budget estimates general revenues of $3.077 billion, a decrease of –0.4 percent from the final enacted FY 2009 level of $3.088 billion. The Enacted FY 2010 Budget is composed of $2.915 billion of revenue estimated at the May 2009 Revenue Estimating Conference. Included in this adopted revenue estimate was $42.5 million of revenue enhancements that were enacted in April 2009. In addition, $158.8 million of enhancements to the revenue estimates adopted at the May 2009 Revenue Estimating Conference were enacted in June 2009. Thus, the enacted FY 2010 estimated general revenues include $201.2 million of revenue enhancements, of which $128.8 million is directly related to the reinstitution of the Hospital Licensing Fee. The enacted FY 2010 revenue estimate assumes the State regains tax revenues in FY 2010 formerly lost from several taxes due to the historic structures tax credit, which will now be paid from proceeds from revenue bonds that were issued by the Economic Development Corporation in June 2009 for that purpose.

Revised FY 2009 General Revenues. The General Assembly’s final FY 2009 Budget estimated general revenues of $3.088 billion, a decrease of 9.9 percent from the audited FY 2008 level. The General Assembly’s final FY 2009 budget is composed of $3.072 billion of revenue estimated at the May 2009 Revenue Estimating Conference (sometimes hereinafter referred to as the “May 2009 Conference”) and $16.2 million of changes to these adopted estimates.

Revised Fiscal 2009 and 2010 Budgets. The largest source of final FY 2009 general revenues is the Personal Income Tax, with estimated receipts of $970.6 million. No change to personal income tax revenues were adopted by the General Assembly when it enacted the final FY 2009 Budget, making the May estimate and the final enacted estimate equal. Personal Income Taxes are expected to comprise 31.4 percent of total general revenues in FY 2009. Relative to audited FY 2008 collections, the Revised FY 2009 Revenue Estimate for Personal Income Taxes are $103.0 million less, yielding a growth rate of -9.6 percent. The Revised FY 2009 Revenue Estimate for Personal Income Taxes has been grossed up to reflect the reimbursement of the State from the Historic Structures Tax Credit Fund for any historic structures tax credit certificates that are redeemed against personal income taxes. Through June 30, 2009, these redemptions totaled $43.2 million. The Personal Income Tax is estimated to generate $963.2 million, $23.6 million more than the May 2009 Conference estimated for FY 2010. Personal Income Taxes are expected to comprise 31.3 percent of total general revenues in FY 2010. Relative to final enacted FY 2009 collections, enacted FY 2010 Personal Income Taxes are $7.4 million lower, yielding growth of –0.8 percent.

Sales and Use Tax collections are estimated at a total $823.2 million in the Revised FY 2009 Revenue Estimates, the same level included in the final FY 2009 budget. The final FY 2009 Budget included $1.1 million of increased sales tax collections from the higher retail price of cigarettes. The final FY 2009 Budget estimate for Sales and Use Taxes signifies negative growth of -2.5 percent over final FY 2008 collections. Sales and Use Taxes are anticipated to contribute 26.7 percent to total general revenues in FY 2009. Sales and Use Tax collections are enacted at a total $815.0 million in FY 2010, the same amount as the May 2009 Revenue Estimating Conference estimate for FY 2010. The General Assembly’s enacted FY 2010 estimate yields growth of –4.0 percent over the final enacted FY 2009 Sales and Use tax estimate. Sales and Use Taxes are anticipated to contribute 26.5 percent to total general revenues in FY 2010.

Motor Vehicle Operator License and Vehicle Registration Fees were estimated at $50.8 million, the same level as was adopted at the May 2009 Revenue Estimating Conference. The General Assembly did not adopt any changes to Motor Vehicle licenses and registration fees in the final FY 2009 Budget. Relative to audited FY 2008 collections, the final FY 2009 budget estimate for Motor Vehicle licenses and fees is 4.5 percent more and is projected to comprise 1.6 percent of all general revenues in FY 2009.

Motor Carrier Fuel Use Taxes are projected at $1.0 million for FY 2009, no change from the May 2009 Revenue Estimating Conference estimate and $8,527 more than audited FY 2008 collections. Relative to the final enacted FY 2009 estimate, the enacted FY 2010 adopted estimate for Motor Vehicle licenses and fees is down $400,000, or –0.8 percent. Motor Carrier Fuel Use Taxes are enacted at $920,000 in FY 2010, the same level as was adopted at the May 2009 Conference and 8.0 percent less than the final enacted FY 2009 estimate of $1.0 million.

Cigarettes Taxes, which include excise taxes on cigarettes and ad valorem taxes on other tobacco products such as pipe tobacco, cigars and the like, are estimated to total $131.0 million in FY 2009. In the final FY 2009 Budget, the General Assembly increased the State’s cigarette excise tax from $2.46 to $3.46 per pack of 20 cigarettes and increased the tax on the wholesale price of other tobacco products from 40.0 percent to 80.0 percent. The revenue effects of these tax increases are incorporated into the final revenue estimate for Cigarettes Taxes. Compared to FY 2008 audited Cigarettes Taxes collections, the adopted estimate represents an increase of $16.3 million, or 14.2 percent. Cigarettes Taxes are enacted at $148.0 million for FY 2010, an increase of $17.0 million, or 13.0 percent over the final enacted FY 2009 estimate.

Alcohol Taxes are projected at $10.8 million for FY 2009, a decrease of 3.1 percent from audited FY 2008 collections. No change to Alcohol Tax revenues were adopted by the General Assembly when it enacted the final FY 2009 Budget, making the May estimates and the final enacted estimate equal. Alcohol Taxes are enacted at $10.9 million for FY 2010, an increase of $100,000, or 0.9 percent over the final enacted FY 2009 estimate.

General Business Taxes are projected to comprise 11.7 percent of total general revenue collections in FY 2009. Business Corporations Tax revenues are estimated at $112.0 million, the same level as was adopted at the May 2009 Revenue Estimating Conference. Business Corporations Tax collections are estimated to be 25.6 percent lower than audited FY 2008 collections. Business Corporations Taxes are expected to constitute 3.6 percent of total general revenues in FY 2009. Business Corporations Tax revenues are enacted to yield $113.0 million, the same amount as was adopted at the May 2009 Revenue Estimating Conference. Business Corporations Tax collections are projected to be 0.9 percent higher than the final enacted FY 2009 estimate. Business Corporations Taxes are expected to constitute 3.7 percent of total general revenues in FY 2010.

Health Care Provider Assessments are estimated at the same level as was adopted at the May 2009 Revenue Estimating Conference. This estimate includes a decrease in revenue from the reduction in Medicaid reimbursement rates to nursing facilities of 5 percent and a reduction in the direct labor cost center ceiling from 112 percent to 110 percent of the statewide median. These initiatives decrease total payments to nursing homes by $6.5 million and $2.0 million, respectively, thereby lowering the gross revenue base upon which the 5.5 percent nursing home provider tax is applied. Compared to FY 2008 audited health care provider assessment collections, the final estimate represents a decrease of 9.3 percent. FY 2010 Health Care Provider Assessments are enacted to be $1.6 million lower than the levels adopted at the May 2009 Conference.

Insurance Companies Gross Premiums Taxes are estimated at a total of $80.4 million for FY 2009, as adopted by the May 2009 Revenue Estimating Conference, and are forecasted to be 18.2 percent higher than audited FY 2008 collections. The final estimate accounts for the General Assembly’s acceptance of the Governor’s proposals to increase the gross premiums tax rate for health maintenance organizations, non-profit hospital and medical service corporations, and non-profit dental service corporations from 1.75 percent to 2.0 percent and to remove the exemption from the Insurance Companies Gross Premiums tax for managed care plans organized pursuant to Title XIX of the Social Security Act effective January 1, 2009. Insurance Companies Gross Premiums Taxes are projected to comprise 2.6 percent of total general revenues in FY 2009. Insurance Companies Gross Premiums Taxes are enacted at a total of $81.9 million in FY 2010, the same amount as was adopted at the May 2009 Revenue Estimating Conference. Insurance Companies Gross Premiums Taxes are expected to be 1.9 percent higher than the final enacted FY 2009 estimate. They are projected to comprise 2.7 percent of total enacted general revenues in FY 2010.

The final FY 2009 Financial Institution Taxes estimate is $4.1 million. Financial Institutions Taxes represent 0.1 percent of total revised general revenues in FY 2009. Relative to audited FY 2008 collections, the final FY 2009 Budget estimate for Financial Institutions Taxes is 125.6 percent more. FY 2010 Financial Institution Taxes are enacted at the same level as was adopted at the May 2009 Revenue Estimating Conference. At a total of $3.8 million, they represent 0.1 percent of total enacted general revenues in FY 2010. Relative to the final enacted FY 2009 estimate, the enacted FY 2010 level of Financial Institutions Taxes is 9.2 percent less.

FY 2009 Bank Deposits Taxes are projected at the level adopted at the May 2009 Revenue Estimating Conference and total $1.7 million. The FY 2009 level of Bank Deposits Taxes yields a growth rate of –0.6 percent when compared to audited FY 2008 collections. The enacted FY 2010 level of Bank Deposits Taxes yields a growth rate of 1.8 percent when compared to the final enacted FY 2009 estimate.

The final FY 2009 Public Utilities Gross Earnings Taxes estimate is the same as the level adopted at the May 2009 Revenue Estimating Conference. The final FY 2009 Budget estimate is projected at $115.0 million and comprises 3.7 percent of total general revenues in FY 2009. The final estimate represents an increase of 15.7 percent over audited FY 2008 Public Utilities Gross Earnings tax collections. Enacted FY 2010 Public Utilities Gross Earnings Taxes are $115.0 million and comprise 3.7 percent of total enacted general revenues.

Inheritance and Gift Taxes are estimated at $30.2 million, the same amount as was adopted at the May 2009 Revenue Estimating Conference. At this level, the final FY 2009 estimate for Inheritance and Gift Taxes are expected to constitute 1.0 percent of total general revenues. Inheritance and Gift Taxes are enacted at $29.4 million for FY 2010.

The final FY 2009 revenue estimate for Inheritance and Gift Taxes is 14.5 percent less than audited FY 2008 collections. The final FY 2009 revenue estimates for Realty Transfer Taxes are projected at the same level as was adopted at the May 2009 Revenue Estimating Conference. Thus, the final FY 2009 revenue estimate for Realty Transfer Taxes is $7.5 million, which represents negative growth of -26.6 percent from audited FY 2008 levels. Racing and Athletics Taxes are estimated at the level adopted at the May 2009 Revenue Estimating Conference. This estimate represents a decline of $312,860, or –11.1 percent, from audited FY 2008 collections. Total Racing and Athletics Taxes are expected at $2.5 million. FY 2010 Realty Transfer Taxes are enacted at the same level adopted at the May 2009 Revenue Estimating Conference. Thus, enacted Realty Transfer Taxes are $7.2 million, which represents negative growth of -4.0 percent from final enacted FY 2009 levels. Racing and Athletics Taxes are also enacted at the level adopted at the May 2009 Revenue Estimating Conference. This estimate represents a decline of $400,000 or –16.0 percent, from final enacted FY 2009 levels.

The adopted total of all Other Taxes is 1.3 percent of total general revenues in FY 2009. No change to Other Taxes were adopted by the General Assembly when it enacted the final FY 2009 Budget, making the May 2009 estimates and the final enacted estimate the same.

Final FY 2009 departmental receipts are estimated to be $16.2 million more than the FY 2009 departmental receipts estimate adopted at the May 2009 Revenue Estimating Conference. This increase is due to the General Assembly’s increase of the hospital licensing fee rate for FY 2009. Final FY 2009 departmental receipts comprise 10.7 percent of estimated total general revenues. Relative to audited FY 2008 departmental receipt collections, the final FY 2009 revenue estimate for departmental receipts yields a growth rate of –7.4 percent. In the licenses and fees category of departmental receipts, $127.6 million is expected as a result of the re-institution of the hospital licensing fee at 5.237 percent of 2007 net patient revenues for FY 2009.
The Other Sources component total of $369.1 million in the final FY 2009 Budget estimate represents a decrease of –33.6 percent, or $186.9 million, compared to audited FY 2008 Other Sources collections. Final Other Sources revenues are expected to comprise 12.0 percent of total general revenues for FY 2009. The final FY 2009 Budget estimate of Other Sources revenues is equal to the level adopted at the May 2009 Revenue Estimating Conference. The Other Sources component enacted total of $362.7 million in FY 2010 represents a decrease of 1.7 percent, or $6.4 million, compared to final enacted FY 2009 Other Sources estimate. Enacted FY 2010 Other Sources revenues are expected to comprise 11.8 percent of total enacted general revenues.

The final FY 2009 revenue estimate for Other Miscellaneous Revenues is $163.4 million lower than the audited FY 2008 level, a decrease of 89.9 percent. This decrease is due in large part to the inclusion of tobacco securitization proceeds worth $124.0 million in FY 2008 that do not repeat in FY 2009. Other Miscellaneous Revenues are projected at $18.4 million in the final FY 2009 Budget, amounting to 0.6 percent of all general revenues. The Enacted FY 2010 Budget for Other Miscellaneous Revenues is $9.4 million lower than the final enacted FY 2009 level, a decrease of 51.1 percent.

Within the Gas Tax Transfer component, the final FY 2009 revenue estimate is the same as the level adopted at the May 2009 Conference. The Gas Tax Transfer is estimated at $4.4 million, comprising 0.1 percent of total general revenues in FY 2009. Relative to the audited FY 2008 transfer, the final FY 2009 gas tax transfer is less by 2.5 percent. No change to Gas Tax collections were adopted by the General Assembly when it enacted the FY 2009 Final Budget. Within the Gas Tax Transfer component, the General Assembly’s Enacted FY 2010 Budget shows a 100 percent decrease from the FY 2010 level adopted at the May 2009 Revenue Estimating Conference. The Gas Tax Transfer is enacted at zero due primarily to the passage of the Governor’s proposal to terminate the transfer of $0.01 of the $0.30 in per gallon gas tax collections from the Intermodal Surface Transportation Fund (ISTF) to the General Fund for FY 2010. This is an estimated decrease of $4.4 million in general revenues for FY 2010.

Within the Lottery category, the final FY 2009 revenue estimate of $338.1 million is $16.2 million less than the audited FY 2008 transfer, a decrease of 4.6 percent. The final FY 2009 revenue estimate comprises 10.9 percent of the total general revenues in FY 2009. The General Assembly adopted no changes from the May 2009 Revenue Estimating Conference estimate for the Lottery Transfer. Within the Lottery category, the Enacted FY 2010 Budget is $10.6 million greater than the final enacted FY 2009 transfer, an increase of 3.1 percent. The General Assembly enacted a $7.6 million increase over the level adopted at the May 2009 Revenue Estimating Conference to reflect the extension of 24 hours a day, three days a week (24/3) operation of video lottery terminals (VLT) to FY 2010. An additional $3.1 million of increased revenues to the State was added for the introduction of 24 hours a day, seven days a week VLT operations at both Twin River and Newport Grand. In FY 2010, the Lottery Transfer is enacted to be $348.7 million and comprises 11.3 percent of total enacted general revenues.

In March 2008, UTGR, Inc., the owner and operator of Twin River, one of the two licensed video lottery facilities of the State, defaulted on loan payments to its lenders who provided a $565 million loan package to UTGR, Inc. and its parent companies to buy and expand the Twin River facility. As a result of defaulting on loan payments, UTGR entered into a forbearance agreement with its lenders. In September 2008, both Standard & Poor’s and Moody’s Investors Service downgraded their rating of the company that owns Twin River, and Moody’s issued a statement warning of a “high probability of bankruptcy.” The forbearance agreement expired on January 31, 2009 and was not extended.

On or about June 23, 2009, UTGR, Inc. d/b/a Twin River, BLB Management Services, Inc, and BLB Worldwide Holdings, Inc. (collectively, the “Debtors”) commenced a Chapter 11 bankruptcy proceeding by filing voluntary petitions for relief in the United States Bankruptcy Court for the District of Rhode Island (Case No. 09–12418). The filing was made when — after months of discussions and negotiations — the Debtors, their lenders and the State reached an agreement in principle with respect to a consensual reorganization plan, which plan is subject to approval of the Bankruptcy Court. The consensual plan contemplates, among other things, that the lenders will remove approximately $290 million of the approximately $590 million of debt on the balance sheet of the facility and, subject to the State’s regulatory approval process, the lenders shall become the new owners of the facility and search for a new operator for the facility to replace the Debtors. The State is represented in the bankruptcy proceedings by outside legal counsel (Willkie Farr & Gallagher LLP and Brown Rudnick LLP). Since the filing, the Debtors have continued in the management and operation of the business as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code and Twin River has continued to remain open as usual. Although the plan provides for the State to make additional investments in the marketing and management for the facility, it is not anticipated that the bankruptcy will have a significant effect on the lottery revenues the State expects to continue to receive from the facility. The Rhode Island Lottery continues to control and regulate the video lottery operations at the facility, including cash receipts, cash transfers and cash deposits.

The Department of Revenue, Division of Lotteries, and the Department of Business Regulation continue to closely monitor the situation. Any proposal to have a new operator of the facility and/or any proposal to transfer ownership of the facility would need regulatory approval. The possible opening of new gaming sites in Massachusetts may significantly reduce revenues of Twin River since such sites are likely to reduce the number of out-of-state patrons visiting Twin River.

The final category of general revenue receipts is the Unclaimed Property transfer. This transfer is expected to decrease by $7.2 million, or 46.7 percent, from the audited FY 2008 transfer. The source of this decrease is primarily due to the non-recurrence of the demutualization proceeds that were received in FY 2008. The final FY 2009 revenue estimate for Unclaimed Property transfer is projected to be $8.2 million the same as the level adopted at the May 2009 Revenue Estimating Conference. The Unclaimed Property transfer is expected to comprise 0.3 percent of all general revenues in FY 2009. In FY 2010, this transfer is enacted to decrease by $3.2 million, or 39.0 percent, from the final enacted FY 2009 transfer.

Enacted FY 2010 departmental receipts are expected to generate $131.8 million more than the FY 2010 level adopted at the May 2009 Revenue Estimating Conference. Including all of the General Assembly’s enacted changes to departmental receipts yields total enacted departmental revenues of $335.5 million for FY 2010. Enacted FY 2010 departmental receipts represent 10.9 percent of total enacted general revenues. Relative to final enacted FY 2009 departmental receipt levels, the enacted FY 2010 estimate of departmental receipts yields a growth rate of 1.6 percent. In the licenses and fees category of departmental receipts, $128.8 million is expected as a result of the Assembly’s proposal to re-institute the hospital licensing fee for FY 2010 at a rate of 5.237 percent of 2008 net patient revenues.

The enacted FY 2010 departmental receipts figure includes several other initiatives that reflect a change from the estimates adopted at the May 2009 Conference for departmental receipts.

Major State Expenses. The State has encountered and will encounter significant difficulties in solving several major funding obligations, mainly:

1.	State Aid to Local Communities

2.	Infrastructure

3.	Debt Burden

4.	Employee Retirement

State Aid to Local Communities. The largest category of State aid to cities and towns is assistance programs for school operations and school construction. The general school aid program disburses funding to communities on the basis of a number of factors including wealth of the community and the number of children eligible for free or reduced price meals. A number of legislative, executive or collaborative efforts have been made to refine the commitment and strategy for financing local education into the future. Thus far, there has been no strategy confirmed by a statutory scheme specifying a precise method of determining entitlements in future years. Midway through FY 2009, the General Assembly enacted a $42.6 million reduction from the originally enacted budget of $691.4 million in school operations aid. This included a reduction of $38.3 million of general aid offset by $38.3 million of federal funds to be received by local governments through the “State Stabilization Fund” under the American Recovery and Reinvestment Act of 2009 (“ARRA”). It also included a $5.3 million reduction in Professional Development Funds, and a $4.3 million reduction associated with revenues generated from video lottery operations dedicated to the Permanent School Fund, a fund which is established by the Constitution to benefit schools but previously had relatively small annual resources. Local governments were also expected to receive $16.2 million of Title I funds and $19.4 of IDEA funds through ARRA in FY 2009. In FY 2010, $37.2 million of State stabilization funding from ARRA for educational purposes will be provided to local governments. In FY 2010, local governments are expected to receive $17.2 million of Title I funds and $21.9 million of IDEA funds.

In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30 percent to 88 percent of the construction cost of new facilities. The level is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt. Beginning in FY 1997, the definition of reimbursable expenditures was expanded to include capital expenditures made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account. In FY 1997, disbursements to local school districts totaled $18.1 million. The FY 2010 enacted Budget provides $61.5 million for this category of aid. A related program will provide approximately $2.8 million in FY 2010 to cities and towns to provide aid in the construction of libraries.

Other local aid programs include the motor vehicle excise tax reimbursement, general revenue sharing and payment-in-lieu-of-taxes (PILOT) program. Beginning in 1987, a variety of general State aid programs were consolidated into one general revenue sharing program which incorporated a distribution formula based upon relative population, tax effort for municipal services and personal income of each city and town. The general revenue sharing program also incorporated additional funding to compensate municipalities for the phased loss of the inventory tax as described above. The FY 2009 Budget included $55.1 million for this program. Midway through FY 2009, the General Assembly enacted a reduction of $30.1 million from the $55.1 million enacted level and no funding was appropriated in FY 2010. The Motor Vehicle Excise Tax Reimbursement program is funded at $135.6 million in the FY 2010 Enacted Budget.

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27 percent of the property taxes that would have been collected on tax exempt properties. Properties included in this program are non-profit educational institutions, non-profit or State-owned hospitals, veterans’ residential facility, and correctional facilities. The FY 2010 Enacted Budget includes $27.6 million for this program. Also, the State makes payments to communities identified as distressed based upon four different criteria. Appropriations of $10.4 million are included in the FY 2010 Enacted Budget to fund entitlements for seven communities. Of these seven communities, Central Falls was determined to be especially distressed in 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls. Rhode Island distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. This aid is estimated at $10.2 million for FY 2010. Also, the State distributes a 1% (one percent) meals and beverage tax estimated at $19.1 million for FY 2010.

Infrastructure. The Department of Transportation is organized to carry out its responsibilities for the construction and maintenance of all State roads, bridges, transportation facilities (other than those operated and maintained by the Rhode Island Turnpike and Bridge Authority), and the administration of State and federal highway construction assistance programs. The Department’s activities have substantially increased primarily due to the continued road funding resulting from passage of the 1998 Transportation Equity Act for the 21st Century (TEA-21). Major ongoing construction and rehabilitation projects include the Route 195 Relocation, reconstruction of the Washington Bridge, replacement of the Sakonnet River Bridge, the extension of Route 403 and the Freight Rail Improvement program. During the 2003 session of the General Assembly, the Rhode Island Department of Economic Development, at the request of the Governor and Department of Transportation, received authority to issue bonds secured by future distributions of Federal Highway Trust funds and a dedicated portion of motor fuel tax revenues to speed completion of these projects. The State completed the GARVEE financings in three series over a period of six years. The first series, in the amount of $216,805,000, was issued on November 25, 2003. The second series, in the amount of $184,620,000, was issued on March 2, 2006. The third series in the amount of $169,395,000 was issued on April 2, 2009. Given the magnitude of the projects and recent construction inflation, the projects collectively have cost significantly more than originally expected, which cost increases are likely to continue until such projects are completed. To the extent costs are higher, funding from the annual State and Federal Highway Construction Assistance Programs would be available as a source of funding. This could displace other planned projects.

In order to address possible future reductions in federal highway funding and the State’s aging transportation infrastructure, the Governor formed in March 2008 a Blue Ribbon Panel for Transportation Funding. The Panel reviewed the State’s aging transportation infrastructure, the projects required to maintain the transportation infrastructure for the next five years, and the available funding or shortfall in funding for such projects in light of the current status of the Federal Highway Trust Fund, and identified possible options for future funding.

The Blue Ribbon Panel for Transportation Funding released its report dated as of December 23, 2008. The Blue Ribbon Panel projected that the State would need to spend approximately $639 million per year during the next 10 years to maintain the State’s highway system in a state of good operation and repair but that state and federal funding currently provides only approximately $354 million per year. The Blue Ribbon panel suggested various funding strategies that could possibly be implemented to meet, in whole or in part, the $285 million funding gap each year. Such recommended funding strategies included levying a $3 toll on all cars and $6 on all trucks entering the State, imposing tolls on all bridges between Aquidneck Island and the mainland, raising passenger-vehicle registration fees, raising the State gasoline tax by as much as 15 cents per gallon, creation of a petroleum product gross receipts tax and a vehicle miles traveled fee. The various revenue strategies outlined would require legislation for implementation. Despite the temporary relief provided through ARRA, transportation infrastructure funding will continue to present challenges and the Blue Ribbon Panel funding strategies may be revisited.

Debt Burden

Authorization and Debt Limits. Under the State constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority. However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Port Authority and Economic Development Corporation, now known as the Rhode Island Economic Development Corporation, the Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State’s lease agreements with the Convention Center Authority, are not subject to this limitation.

Net Tax Supported State Debt. The State has multiple categories of State debt, including without limitation, direct debt, guaranteed debt, and other obligations subject to annual appropriation. As of July 1, 2009, authorized but unissued direct debt totaled $269,326,822 and there was no authorized but unissued guaranteed debt. Direct debt is authorized by the voters as general obligation bonds and notes. Current interest bonds require the State to make annual payments of principal and semi-annual payments of interest on bonds outstanding, and the capital appreciation bonds of the State require the payment of principal and interest at maturity. As of June 30, 2009, the State had $1.036 billion of general obligation tax supported bonds outstanding. The State currently has no variable rate debt outstanding. Guaranteed debt of the State includes bonds and notes issued by, or on behalf of, certain agencies, commissions and authorities created by the General Assembly and charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. As of July 1, 2009, there was no outstanding or authorized but unissued guaranteed debt. However, the State has agreed to appropriate or borrow and pay to the Rhode Island Industrial Recreational Building Authority any amounts required up to $20,000,000 to service eligible mortgage loans for industrial and/or recreational projects insured under the Industrial Recreational Building Mortgage Insurance Fund that are in default and for which funds in the Industrial Recreational Building Mortgage Insurance Fund are insufficient.

Obligations Carrying Moral Obligation of State. Certain agencies of the State have the ability to issue bonds which are also secured by a capital reserve fund. If at any time the capital reserve fund falls below its funding requirement, the agency is authorized to request the General Assembly to appropriate the amount of the deficiency. The General Assembly may, but is not obligated to, appropriate the amount of the deficiency.

Other Obligations Subject to Annual Appropriation. The State has entered into certain contractual agreements which, although of a long-term nature, are subject to annual appropriation by the General Assembly.

Authorized But Unissued Obligations Subject to Annual Appropriation. In addition to the debt authorized by the voters for which the full faith and credit is pledged, the General Assembly has authorized the issuance of debt which is subject to annual appropriation. The State plans to issue approximately $52.7 million of Certificates of Participation in FY 2010. The State also anticipates issuing up to $13 million to fund the Registry of Motor Vehicles Systems in early FY 2010. In June 2010, it is expected that the Economic Development Corporation will issue approximately an additional $100 million of bonds to reimburse the State each fiscal year for tax credits taken relating to the Historic Structures Tax Credit Program in order to stabilize budget projections and the annual impact of the taking of such tax credits. The actual amount of bonds issued will be dependent upon the compliance by the parties involved with the projects. The debt service on these bonds will be subject to annual appropriation by the General Assembly. There are other debt authorizations approved by quasi-public agencies and the Board of Governors for Higher Education which will be funded from non-general revenue sources.

The FY 2010 Enacted Budget included a Debt Management Joint Resolution that allows the Rhode Island Public Rail Corporation, which is an instrumentality of the State, to fully indemnify AMTRAK’s operations of the South County Commuter Rail. Section 8 of Article 17 of the FY 2010 Appropriations Act authorizes the Rail Corporation to secure, with the funding support of the Department of Transportation, either a line or evergreen letter of credit in the amount of $7.5 million in favor of AMTRAK to secure the Rail Corporation’s performance of its obligations arising under any South County Rail Service agreements that may be entered into.

State Agencies and Authorities. The General Assembly from time to time has authorized the creation of certain specialized independent authorities, districts and corporations to carry out specific governmental functions, including, but not limited to the Rhode Island Turnpike and Bridge Authority, Narragansett Bay Commission, Rhode Island Industrial-Recreational Building Authority, Rhode Island Refunding Bond Authority, Rhode Island Convention Center Authority, Rhode Island Resource Recovery Corporation, Rhode Island Clean Water Finance Agency, Rhode Island Public Transit Authority, Rhode Island Economic Development Corporation, Rhode Island Airport Corporation, Rhode Island Industrial Facilities Corporation, Rhode Island Housing and Mortgage Finance Corporation, Rhode Island Student Loan Authority, Rhode Island Higher Education Assistance Authority, Rhode Island Water Resources Board Corporate, Rhode Island Health and Educational Building Corporation and Tobacco Settlement Financing Corporation. In certain cases, bonds and other obligations issued by these entities have been guaranteed by the full faith and credit of the State; additionally, the State may provide significant financial assistance for their operations. In other cases, such entities, although empowered to issue bonds, may not pledge the full faith and credit of the State and, therefore, these bonds are not guaranteed by the State.

Employees’ Retirement System. The State of Rhode Island Employees’ Retirement System (“ERSRI”) is a multiple employer, cost-sharing, public employee retirement system that acts as a common investment and administrative agent for pension benefits to be provided to State employees who meet eligibility requirements as well as teachers and certain other employees employed by local school districts in Rhode Island. A separate retirement program is maintained for members of the faculty of the State University and colleges and certain administrative employees in education and higher education. This program is provided through Teachers’ Insurance and Annuity Association Plan (“TIAA”).

The ERSRI provides retirement, disability and death benefit coverage, as well as health insurance benefits for members retiring on or after July 1, 1989. Pension, disability and death benefits are funded (a) for State employees by contributions from the State and the employees and (b) for public school teachers by contributions from the teachers with employer contributions shared by the local education agencies (“LEA”) and the State, except that, benefits under the Teachers’ Survivors’ Plan are financed by the LEAs and the teachers. Additionally, the State created the Judicial Retirement Benefits Trust (“JRBT”) to fund retirement benefits for judges hired after December 31, 1989 and the State Police Retirement Benefits Plan (“SPRBP”) to fund retirement benefits for state police officers originally hired after July 1, 1987. These two plans are significantly smaller than the ERSRI for state employees and teachers. As of June 30, 2007, there are 44 active members and five retirees and beneficiaries of the JRBT and 179 active members and three retirees and beneficiaries of the SPRBT. Pensions for state police officers and judges hired prior to the dates reflected above for each of the plans are funded on a pay as you go basis. Retiree health insurance benefits are currently funded on a pay as you go basis and are not paid from any trust fund. The System’s Actuary is currently Gabriel, Roeder, Smith & Company.

Financial Objectives and Funding Policy. The actuarial cost method and the amortization periods are set by statute. As of the June 30, 1999 valuation, Rhode Island General Laws 36-10-2 and 36-10-2.1 provide for a funding method of Entry Age Normal (“EAN”) and amortization of the Unfunded Actuarial Accrued Liability (“UAAL”) over a period not to exceed thirty (30) years as of June 30, 1999. Under this method, the actuarial gains (losses) are reflected as they occur in a decrease (increase) in the UAAL. The contribution rates are intended to be sufficient to pay normal cost and to amortize UAAL in level payments over a fixed period of 22 years (30 years from June 30, 1999). The actuary considers the funding period reasonable.

The State’s total contributions (exclusive of contributions by LEA for teachers) to the ERSRI, JRBT and SPRBP were $151.26 million in FY 2006, $195.23 million in FY 2007, and $219.86 million in FY 2008, and are estimated to be $255 million in FY 2009 and $255.8 million for FY 2010 based upon the actuarial report as of June 30, 2007. The State has made 100% of its actuarially determined contributions to the pension system during the past fifteen years.

Progress Toward Realization of Financing Objectives. As of June 30, 2007, the date of the last actuarial valuation, the total UAAL for the pension plans was $4.86 billion, which consists of $1.84 billion for State employees, $3.01 billion for teachers, $5 million for state police and $2.8 million for judges. The funded ratio (the ratio of the actuarial value of assets to the unfunded actuarial accrued liability) is a standard measure of a plan’s funded status. In the absence of benefit improvements, it should increase over time, until it reaches 100 percent. For the State employees, the funded ratio increased from 54.6% to 57.5% during the period July 1, 2006 to June 30, 2007, while for teachers the ratio increased from 52.7% to 55.4% over the same period. During the same period, the funded ratio increased from 86.8% to 91.3% for the judges and increased for the state police from 86.0% to 90.2%. These are based on the Entry Age Normal funding method effective June 30, 1999.

The State’s unfunded pension liability, as reflected in the actuarial valuation as of June 30, 2007, is primarily due to the level of benefits being provided to employees under the plans and the failure of investment returns under the plans to historically meet the annual investment return assumption of 8.25%. The average annual return for the plans based on the market value of assets over the period from July 1, 1997 to June 30, 2007 was 7.37%. The average annual return for the plans based on the actuarial value of assets over the same period was 6.59%.

As a result of the recent decline in the number of State workers employed to contribute to the pension system and the recent increase in State worker retirements, the State pension system is likely to be placed under further financial stress. In addition, subsequent to June 30, 2008, the fair value of the investments held within the pension trust funds have declined significantly, consistent with overall declines in the domestic and international financial markets, which is likely to place even further financial stress on the State’s pension system. At June 30, 2009 declines were approximately 19.2% compared to the fair value of investments at June 30, 2008. Since January 2008, the value of the funds have fallen 27.4%. However, the State Investment Commission has adopted a long term investment policy for the system’s investments, which includes diversification of holdings pursuant to an asset allocation model. Furthermore, the effect of the funded status of the plans and required contributions due to any near term decline in value of the pension trust fund investments will be tempered by the five-year smoothing method employed in the actuarial value of the assets.

Other Benefits. In addition to benefits provided to State employees by the State Retirement System described above, State employees since 1956 have also been covered under the provisions of the Federal Old-Age and Survivor’s Insurance Program (Title II of the Federal Social Security Act). Benefit rates, State, and member contributions are governed by federal law. The State is also subject to the unemployment compensation provisions of the federal employment security law. Contributions under this program by the State are made by annual appropriation of actual benefit costs incurred rather than a percentage of payroll.

In order to address the unfunded liability associated with retiree health benefits and reduce the ongoing cost to the taxpayer, as part of his FY 2009 financial plan, the Governor recommended modifying eligibility requirements and co-share percentages for retiree health. The General Assembly adopted his proposal with minor modifications including changing the effective date to October 1, 2008. Employees retiring after October 1, 2008 would be eligible for retiree health coverage through the State if they are age 59 or over with a minimum of 20 years of service. For employees retiring before October 1, 2008, an employee with over 10 years of service as of

July 1, 2005 was eligible for retirement with at least 28 years of service at any age, or at least 10 years of service and at least age 60, and was therefore eligible for retiree health. For those employees with less than 10 years of service prior to July 1, 2005, the employee had to be age 59 with at least 29 years of service, age 65 with ten years of service, or age 55 with 20 years of service. The enacted reform modified the co-share percentage to require a 20 percent co-share on the full cost of the early retiree or post-65 plan in which the retiree is enrolled. For those retiring prior to October 1, 2008, the early retirees pay a co-share based on years of service on the active employee rate. For these employees retiring prior to October 1, 2008 who are over age 60 with at least 28 years of service, the state pays 100 percent of the cost of the plan. Pursuant to GASB Statement 45, “Other Post Employment Benefits” the State obtained an updated actuarial valuation of the unfunded liability relating to retiree medical benefits. The unfunded liability as of June 30, 2007 was determined to be approximately $788.2 million, including $679.5 million for State employees, $54.6 million for State Police, $29.7 million for Legislators, and $14 million for Judges, and $10.2 million for the State’s share for teachers. This was calculated using an investment rate of return of 3.566% due to the fact that, for fiscal year ending June 30, 2009, the plan was not funded on an actuarial basis. The annual required contribution as a percentage of payroll would be 7.91%, 29.83%, 116.91% and 11.64% (no rate for teachers), respectively. This unfunded liability related to retiree medical benefits as of June 30, 2007 reflects an increase from such unfunded liability of $643.5 million as of June 30, 2005 (based on a discount rate of 3.566%). The actuarial analysis also included estimates utilizing alternative rates of return. The estimated unfunded liability as of June 30, 2007 utilizing an investment rate of 5.0% was $655.2 million. The total contributions made by the State and the other participating employees for retiree medical benefits were $28.4 million in FY 2008, which contributions reflect only a pay as you go amount necessary to provide for current benefits to retirees and administrative costs. The State has not set aside any funds on an actuarial basis to address the unfunded retiree medical benefit liabilities, which continue to grow. During the 2008 session of the General Assembly, in order to begin funding this unfunded liability, legislation was enacted which would require the State to fund on an actuarial basis and which authorized creation of a trust fund for retiree medical benefit liabilities. The actuarial valuation report as of June 30, 2007 reflected that the annual required contribution for FY 2010 would be $56,917,900 (based on a discount rate of 3.566%). During the 2009 Session of the General Assembly, the actuarial funding requirement was delayed until FY 2011 due to budget constraints.

Appendix D - Pro forma financial statements

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization. Information has not been presented for any Reorganizations involving a Selling Fund the net assets of which were less than 10% of the net assets of the corresponding Buying Fund as of October 6, 2010.

Table 1 - Reorganizations

Selling Fund	Buying Fund	Period Ended
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Connecticut Tax-Exempt Fund	April 30, 2010
Seligman Minnesota Municipal Fund	Columbia Minnesota Tax-Exempt Fund	August 31, 2010

Basis of Combination

In August 2010, the Boards of Directors/Trustees of the Selling Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund (“Reorganization Shares”) and each Buying Fund will assume all of the liabilities of the corresponding Selling Fund. Selling Fund shareholders will receive the class of Reorganization Shares indicated in Table 2 below. Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. All Reorganization Shares delivered to the Selling Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by each Selling Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of such class of the Selling Fund in proportion to their holdings of shares of the Selling Fund.

Table 2 - Reorganization Shares

Selling Fund Share Class		Reorganization Share Class
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class T	g	Class T
Class Z	g	Class Z

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganizations, the Buying Funds will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganizations, current estimates of which are set forth in Table 5 below, will be borne by the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) up to the amount of the anticipated reduction in expenses borne by that Fund over the first year following the Reorganization. Any Reorganization expenses otherwise allocable to a Fund that are in excess of that limitation will be borne by Columbia Management Investment Advisers, LLC (“Columbia Management”) or its

D-1

affiliates and not by any other Fund. If a Reorganization is not consummated, Columbia Management or its affiliates will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

Table 3 – Shareholder Reports and Statements of Additional Information Dates

Fund	Annual Report	Semi-Annual Report
Columbia Connecticut Tax-Exempt Fund (Buying Fund)	10/31/2009	4/30/2010
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	10/31/2009	4/30/2010
Columbia Minnesota Tax-Exempt Fund (Buying Fund)	8/31/2010	N/A
Seligman Minnesota Municipal Fund (Selling Fund)	9/30/2009	3/31/2010

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Selling Funds and Buying Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Connecticut Tax-Exempt Fund (Buying Fund)	$94,205,923	April 30, 2010
Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	$245,028,324	April 30, 2010
Columbia Minnesota Tax-Exempt Fund (Buying Fund)	$355,327,791	August 31, 2010
Seligman Minnesota Municipal Fund (Selling Fund)	$68,697,563	August 31, 2010

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 4 above of each Buying Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Buying Fund and the corresponding Selling Funds; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Buying Fund and the Selling Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Buying and Selling Funds if the Reorganizations and other contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposal 1
Estimated Reorganization Costs	$35,811
Combined Fund Net Assets as of the Date Indicated in Table 4	$339,198,436

Increase (Decrease)
Management fees (2)	($216,099)
Custodian fees (3)	($21,859)
Pricing and bookkeeping (4)	($153,556)
Professional fees (5)	($47,249)
Registration fees (5)	($55,336)
Reports to shareholders (5)	($4,240)
Transfer agency fees (3)	$22,844
Other (5)	($8,365)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (6)	$444,718

D-2

Proposal 2
Estimated Reorganization Costs	$0
Combined Fund Net Assets as of the Date Indicated in Table 4	$424,025,354

Increase (Decrease)
Management fees (7)	($26,924)
Custodian fees (3)	($3,865)
Professional fees (5)	($31,515)
Registration fees (5)	($48,221)
Reports to shareholders (5)	($3,706)
Transfer agency fees (3)	$374
Other (5)	($7,981)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (6)	$120,528

(1)	See “Fees and Expenses” in the Proxy Statement/Prospectus for more information.
(2)	Management fees are composed of an advisory fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund, proposed to be effective in the second quarter of 2011.
(3)	Adjustment reflects changes in contractual rates.
(4)	Adjustment reflects changes in contractual rates. This service will not be separately charged and will be provided as a component of administration services.
(5)	Adjustment reflects the elimination of duplicate services.
(6)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by Columbia Management and its affiliates.
(7)	Management fees are composed of an advisory fee and an administration fee and have been adjusted to reflect the contractual rates charged to the Buying Fund, proposed to be effective in the second quarter of 2011, subject to shareholder approval.

Pursuant to an Investment Management Services Agreement with Columbia Management, each Fund pays a monthly management fee to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown in Table 6 below. The Board of Trustees of each Buying Fund has approved a new Investment Management Services Agreement (each, a “New Agreement”) for each of the Buying Funds, under which management fees would be paid to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown below.

The New Agreement for Columbia Minnesota Tax-Exempt Fund is subject to approval by shareholders of the Buying Fund.

D-3

Table 6 – Investment Management Fees

Fund	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund - Proposed)
Columbia Connecticut Tax-Exempt Fund (Buying Fund)	First $0.5 Next $0.5 Next $2.0 Next $3.0 Next $1.5 Over $7.5	0.500 0.500 0.450 0.400 0.400 0.400	% % % % % %	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %

Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.480 0.430 0.400 0.370 0.360 0.350	% % % % % %	N/A

Columbia Minnesota Tax-Exempt Fund (Buying Fund)	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $2.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410 0.385 0.360 0.345 0.320 0.320 0.320 0.310 0.300 0.290 0.270 0.250	% % % % % % % % % % % %	0.400 0.400 0.350 0.350 0.320 0.290 0.280 0.270 0.270 0.270 0.270 0.270	% % % % % % % % % % % %

Seligman Minnesota Municipal Fund (Selling Fund)	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410 0.385 0.360 0.345 0.320 0.310 0.300 0.290 0.270 0.250	% % % % % % % % % %	N/A

Pursuant to an Administrative Services Agreement with Columbia Management or Ameriprise Financial, Inc. (“Ameriprise Financial”), as indicated in Table 7 below, each Fund’s administrator (“Administrator”) provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, each Fund pays its Administrator a monthly administration fee as a percentage of the Fund’s average daily net assets, at the annual rates shown in Table 7 below. The Board of Trustees of each Buying Fund has approved a new Administrative Services Agreement for the Fund under which administration fees would be paid to Columbia Management based on the average daily net assets of the Fund, at the annual rates shown below.

D-4

Table 7 – Administration Fees

Fund	Administrator	Assets (billions)	Annual Rate at Each Asset Level (Current)		Annual Rate at Each Asset Level (Buying Fund - New)
Columbia Connecticut Tax-Exempt Fund (Buying Fund)	Columbia Management	First $0.25 Next $0.75 Next $2.0 Next $9.0 Over $12.0	0.00 0.00 0.00 0.00 0.00	% % % % %	0.070 0.065 0.060 0.050 0.040	% % % % %

Columbia Connecticut Intermediate Municipal Bond Fund (Selling Fund)	Columbia Management	All	0.067%		N/A

Columbia Minnesota Tax-Exempt Fund (Buying Fund)	Ameriprise Financial	First $0.25 Next $0.25 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.070 0.070 0.065 0.060 0.050 0.040	% % % % % %	0.070 0.065 0.065 0.060 0.050 0.040	% % % % % %

Seligman Minnesota Municipal Fund (Selling Fund)	Ameriprise Financial	First $0.5 Next $0.5 Next $2.0 Next $9.0 Over $12.0	0.070 0.065 0.060 0.050 0.040	% % % % %	N/A

Ameriprise Financial provides accounting services as part of its Administrative Services Agreement. State Street Bank and Trust Company provides accounting services to the Funds administered by Columbia Management.

Columbia Management Investment Services Corp., an affiliate of Columbia Management, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Management, is the distributor for each Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio realignment. Columbia Management expects that, subsequent to the Reorganizations, there may be some portfolio realignment of the Buying Funds (of securities acquired from the Selling Funds). However, Columbia Management expects that any such portfolio realignment will not result in any significant increase in the Buying Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates. Columbia Management also does not expect any incremental trading costs to be significant.

Federal Income Taxes

Please see “Tax Status of the Reorganizations” in the Prospectus/Proxy Statement for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its investment company taxable income to shareholders. After the Reorganizations, the Buying Funds intend to continue to qualify as regulated investment companies.

D-5

COLUMBIA FUNDS SERIES TRUST I

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to Registrant or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at Registrant’s request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to Registrant or any affiliated person thereof (“Covered Persons”) under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 (“1940 Act”) provides that neither the Agreement and Declaration of Trust nor the Bylaws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“disinterested, non-party trustees”), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys’ fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive. Registrant has also entered into Indemnification Agreements with each of its trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Investment Advisers, LLC.

Item 16.	Exhibits

(1)	(a) Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

(1)	(b) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

(2)	Amended and Restated By-laws of Registrant. (2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed electronically herewith.

(5)	Not applicable.

(6)	(a) Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of May 1, 2010. (18)

(6)	(b) Investment Management Services Agreement by and between Columbia Management Investment Advisers, LLC and Registrant, dated as of May 1, 2010 (CMG Ultra Short-Term Bond Fund). (18)

(7)	Distribution Agreement by and between Registrant and Columbia Management Investment Distributors, Inc. dated as of September 7, 2010. (19)

(8)	Not Applicable.

(9)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005. (3)

(10)	(a) Amended and Restated Distribution Plan pursuant to Rule 12b-1. (19)

(10)	(b) Amended and Restated Shareholder Servicing Plan for certain Fund share classes of the Registrant. (19)

(10)	(c) Amended and Restated Shareholder Services Plan for Registrant’s Class T shares. (19)

(10)	(d) Shareholder Servicing Plan Implementation Agreement for certain Fund share classes of the Registrant between the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust II and Columbia Management Investment Distributors, Inc. (19)

(10)	(e) Shareholder Servicing Plan Implementation Agreement for Registrant’s Class T shares between the Registrant and Columbia Management Investment Distributors, Inc. (19)

(10)	(f) Amended and Restated Rule 18f-3 Multi-Class Plan. (19)

(11)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(12)	Opinion of Counsel – to be filed by amendment.

(13)	(a) Administrative Services Agreement by and between Registrant, the other parties listed on Schedule A and Columbia Management Investment Advisers, LLC dated as of May 1, 2010 with Schedule A dated May 1, 2010. (18)

(13)	(b)(i) Financial Reporting Services Agreement between Registrant, the other parties listed on Schedule A, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated December 15, 2006 with Schedule A dated May 5, 2008. (8)

(13)	(b)(ii) Amendment to Financial Reporting Services Agreement between Registrant, the other parties listed on Schedule A, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of June 29, 2007 with Schedule A dated as of June 29, 2007. (12)

(13)	(b)(iii) Amendment to Financial Reporting Services Agreement by and among Registrant, Columbia Management Advisors, LLC, State Street Bank and Trust Company, and Columbia Management Investment Advisers, LLC dated as of April 30, 2010, with Schedule A dated as of May 1, 2010. (18)

(13)	(c)(i) Accounting Services Agreement between Registrant, the other parties listed on Schedule A, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006 with Schedule A dated May 5, 2008. (8)

(13)	(c)(ii) Amendment to Accounting Services Agreement between Registrant, the other parties listed on Schedule A, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of June 29, 2007 with Schedule A dated as of June 29, 2007. (12)

(13)	(c)(iii) Amendment to Accounting Services Agreement by and among Registrant, Columbia Management Advisors, LLC, State Street Bank and Trust Company, and Columbia Management Investment Advisers, LLC dated as of April 30, 2010, with Schedule A dated as of May 1, 2010. (18)

(13)	(d) Transfer and Dividend Disbursing Agent Agreement by and between Registrant and Columbia Management Investment Services Corp. dated as of September 7, 2010 with Schedule A dated as of September 7, 2010. (19)

(13)	(e) Amended and Restated Credit Agreement dated as of October 19, 2006 by and among Registrant and certain other trusts party thereto, on behalf of certain of their series listed on Schedule A thereto, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust, on behalf of certain of their series listed on Schedule B thereto, Lloyds TSB Bank plc, Société Générale, New York Branch, Banco Bilbao Vizcaya Argentaria S.A., State Street Bank and Trust Company, individually, State Street Bank and Trust Company, as administrative agent for each of the banks party thereto, and State Street Bank and Trust Company, as operations agent for each of the banks party thereto. (4)

(13)	(f) Amendment Agreement No. 1 and Instrument of Adherence dated as of October 18, 2007 by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, the banks party thereto, State Street Bank and Trust Company, as operations agent for itself and the banks party thereto, and State Street Bank and Trust Company, as administrative agent for itself and the banks party thereto. (4)

(13)	(g) Letter agreement dated as of September 19, 2005, by and among Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (4)

(13)	(h) Letter agreement dated as of February 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. (4)

(13)	(i) Letter agreement dated as of June 7, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. (4)

(13)	(j) Letter agreement dated as of September 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. (4)

(13)	(k) Letter agreement dated as of October 19, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, Bank of America Funds Trust, Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (4)

(13)	(l) Letter agreement dated as of September 17, 2007, by and among Registrant, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (4)

(13)	(m) Letter agreement dated as of October 18, 2007, by and among Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, as set forth on Appendix I to the Sixth Amendment Agreement, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, as set forth on Appendix I thereto, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (4)

(13)	(n) Letter agreement dated as of February 28, 2008, by and among the Registrant, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (7)

(13)	(o) Amendment Agreement No. 2 dated as of February 28, 2008 by and among the Registrant, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc., the banks party thereto, and State Street Bank and Trust Company, as operations agent for itself and the banks party thereto, and State Street Bank and Trust Company, as administrative agent for itself and the banks party thereto. (7)

(13)	(p) Letter agreement dated as of August 29, 2008, by and among the Registrant, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, and State Street Bank Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (9)

(13)	(q) Form of Indemnification Agreement. (2)

(13)	(r) Fee Waiver and Expense Reimbursement Agreement between Registrant and Columbia Management Advisors, LLC dated November 19, 2008 with Schedule A dated December 1, 2008. (11)

(13)	(s) Amendment Agreement No. 3, dated March 31, 2008, to the Limited Waiver and Limited Consent, by and among the Registrant, Columbia Funds Variable Insurance Trust, Columbia Funds Institutional Trust, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust, on behalf of each of their respective series listed on Schedule 2 and State Street Bank and Trust Company, individually, as operations agent and as administrative agent. (11)

(13)	(t) Amendment Agreement No. 4, dated October 16, 2008, to the Limited Waiver and Limited Consent, by and among the Registrant, Columbia Funds Variable Insurance Trust, Columbia Funds Institutional Trust, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust, on behalf of each of their respective series listed on Schedule 2 and State Street Bank and Trust Company, individually, as operations agent and as administrative agent. (10)

(13)	(u) Amendment Agreement No. 5 and Limited Consent, dated as of June 1, 2009, by and among the Registrant, Columbia Funds Variable Insurance Trust, Columbia Funds Institutional Trust, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, each on behalf of each of its respective series listed on Schedule 2 thereto and State Street Bank and Trust Company, individually, as operations agent and as administrative agent. (13)

(13)	(v) Amendment Agreement No. 6, dated as of October 15, 2009, by and among the Registrant, Columbia Funds Variable Insurance Trust, Columbia Funds Institutional Trust, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Columbia Funds Series Trust II, each on behalf of each of its respective series listed on Schedule 2 thereto and State Street Bank and Trust Company, individually, as operations agent and as administrative agent. (14)

(13)	(w) Plan Administration Services Agreement, dated as of September 7, 2010, by and among the Registrant, Columbia Funds Series Trust and Columbia Management Investment Services Corp. (19)

(13)	(x) Amendment Agreement No. 7, dated as of October 14, 2010, by and among the Registrant, Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust, Columbia Funds Series Trust II, Columbia Funds Variable Insurance Trust I, each on behalf of its respective series listed on Schedule 2 attached thereto and State Street Bank and Trust Company, individually, as operations agent and as administrative agent. (20)

(13)	(y)(1) Columbia Funds Family Code of Ethics as revised September, 2009. (16)

(13)	(y)(2) Code of Ethics of Columbia Management Investment Advisers, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2010. (18)

(14)	(a) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(14)	(b) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(15)	Not applicable.

(16)	Trustees Power of Attorney to sign Amendments to this Registration Statement is filed electronically herewith.

(17)	Not applicable.

1.	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on Form N-1A, filed on or about September 16, 2005.
2.	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on Form N-1A, filed on or about March 24, 2006.
3.	Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A, filed on or about March 29, 2007.
4.	Incorporated by reference to the Registration Statement of the Registrant on Form N-14 (File No. 333-148106), filed on or about December 17, 2007.
5.	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of the Registrant on Form N-1A, filed on or about August 30, 1996.
6.	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A, filed on or about January 16, 2008.
7.	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement of the Registrant on Form N-1A, filed on or about March 28, 2008.
8.	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement of the Registrant on Form N-1A, filed on or about July 29, 2008.
9.	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement of the Registrant on Form N-1A, filed on or about September 25, 2008.
10.	Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement of the Registrant on Form N-1A, filed on or about October 27, 2008.
11.	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement of the Registrant on Form N-1A, filed on or about November 25, 2008.
12.	Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on Form N-1A, filed on or about July 29, 2009.
13.	Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement of the Registrant on Form N-1A, filed on or about August 28, 2009.
14.	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement of the Registrant on Form N-1A, filed on or about October 28, 2009.
15.	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement of the Registrant on Form N-1A, filed on or about November 20, 2009.
16.	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on Form N-1A, filed on or about December 29, 2009.

17.	Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of Columbia Funds Variable Insurance Trust on Form N-1A (File Nos. 33-14954 and 811-05199), filed on or about April 29, 2010.
18.	Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement of the Registrant on Form N-1A, filed on or about May 28, 2010.
19.	Incorporated by reference to Post-Effective Amendment No. 111 to the Registration Statement of the Registrant on Form N-1A, filed on or about September 27, 2010.
20.	Incorporated by reference to Post-Effective Amendment No. 112 to the Registration Statement of the Registrant on Form N-1A, filed on or about October 28, 2010.

Item 17.	Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant by the undersigned, duly authorized, in the City of Minneapolis, and The State of Minnesota on the 5th day of November, 2010.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ J. Kevin Connaughton
Name:	J. Kevin Connaughton
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	November 5, 2010

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	November 5, 2010

/s/ Joseph F. DiMaria Joseph F. DiMaria	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2010

/s/ JOHN D. COLLINS* John D. Collins	Trustee	November 5, 2010

/s/ RODMAN L. DRAKE* Rodman L. Drake	Trustee	November 5, 2010

/s/ DOUGLAS A. HACKER* Douglas A. Hacker	Trustee	November 5, 2010

/s/ JANET LANGFORD KELLY* Janet Langford Kelly	Trustee	November 5, 2010

/s/ WILLIAM E. MAYER* William E. Mayer	Trustee	November 5, 2010

/s/ CHARLES R. NELSON* Charles R. Nelson	Trustee	November 5, 2010

/s/ JOHN J. NEUHAUSER* John J. Neuhauser	Trustee	November 5, 2010

/s/ JONATHAN PIEL* Jonathan Piel	Trustee	November 5, 2010

/s/ PATRICK J. SIMPSON* Patrick J. Simpson	Trustee	November 5, 2010

/s/ ANNE-LEE VERVILLE* Anne-Lee Verville	Trustee	November 5, 2010

/s/ MICHAEL A. JONES* Michael A. Jones	Trustee	November 5, 2010

*By:	/s/ Ryan C. Larrenaga
Ryan C. Larrenaga**
Attorney-in-Fact
November 5, 2010

**	Executed by Ryan C. Larrenaga on behalf of each of the Trustees pursuant to a Power of Attorney filed herewith.

Exhibit Index

Exhibit No.	Description

(4)	Form of Agreement and Plan of Reorganization

(11)	Opinion and consent of counsel as to the legality of the securities being registered

(14)(a)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)

(14)(b)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

(16)	Trustees Power of Attorney to sign Amendments to this Registration Statement